1933 Act Registration No. 33-16905
                                             1940 Act Registration No. 811-05309


As filed with the Securities and Exchange Commission on January 28, 2003

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                       Pre-Effective Amendment No. __            | |
                       Post-Effective Amendment No. 66           |X|

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                       |X|

                                Amendment No. 66

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-1606
                    (Registrant's Telephone Number, including
                                   Area Code)

                             Christopher O. Petersen
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H210
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

It is proposed that this filing shall become effective (check appropriate box):

       | | immediately upon filing pursuant to paragraph (b) of Rule 485 | | on (date) pursuant to paragraph (b) of Rule 485
       | | 60 days after filing pursuant to paragraph (a)(1) of Rule 485 |X| on (January 31, 2003) pursuant to paragraph (a)(1) of Rule 485 | | 75 days after filing pursuant to paragraph (a)(2) of Rule 485 | | on (date) pursuant to paragraph (a)(2) of Rule 485

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS -  STOCK FUNDS

                                  STOCK FUNDS
                                    CLASS A, CLASS B, AND CLASS C SHARES


                                           BALANCED FUND
                                           EQUITY INCOME FUND
                                           LARGE CAP GROWTH OPPORTUNITIES FUND*
                                           LARGE CAP SELECT FUND
                                           LARGE CAP VALUE FUND
                                           MID CAP GROWTH OPPORTUNITIES FUND*
                                           MID CAP VALUE FUND
                                           SMALL CAP GROWTH OPPORTUNITIES FUND*
                                           SMALL CAP SELECT FUND*
                                           SMALL CAP VALUE FUND
                                           REAL ESTATE SECURITIES FUND
                                           TECHNOLOGY FUND
                                           INTERNATIONAL FUND

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO FUND
 NAME CHANGES.



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Balanced Fund                                                                4
--------------------------------------------------------------------------------
  Equity Income Fund                                                           7
--------------------------------------------------------------------------------
  Large Cap Growth Opportunities Fund                                         10
--------------------------------------------------------------------------------
  Large Cap Select Fund                                                       13
--------------------------------------------------------------------------------
  Large Cap Value Fund                                                        15
--------------------------------------------------------------------------------
  Mid Cap Growth Opportunities Fund                                           18
--------------------------------------------------------------------------------
  Mid Cap Value Fund                                                          21
--------------------------------------------------------------------------------
  Small Cap Growth Opportunities Fund                                         24
--------------------------------------------------------------------------------
  Small Cap Select Fund                                                       27
--------------------------------------------------------------------------------
  Small Cap Value Fund                                                        30
--------------------------------------------------------------------------------
  Real Estate Securities Fund                                                 33
--------------------------------------------------------------------------------
  Technology Fund                                                             36
--------------------------------------------------------------------------------
  International Fund                                                          39
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                               42
--------------------------------------------------------------------------------
  Selling Shares                                                              46
--------------------------------------------------------------------------------
  Managing Your Investment                                                    48
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  49
--------------------------------------------------------------------------------
  More About The Funds                                                        51
--------------------------------------------------------------------------------
  Financial Highlights                                                        55
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
*PLEASE NOTE THAT, EFFECTIVE JANUARY 31, 2003, THE FOLLOWING FUNDS' NAMES WERE CHANGED AS SET FORTH BELOW:



  FUND NAME PRIOR TO JANUARY 31, 2003       FUND NAME EFFECTIVE JANUARY 31, 2003
  -----------------------------------       ------------------------------------
  Large Cap Core Fund                 -->   Large Cap Growth Opportunities Fund
  Mid Cap Core Fund                   -->   Mid Cap Growth Opportunities Fund
  Micro Cap Fund                      -->   Small Cap Growth Opportunities Fund
  Small Cap Core Fund                 -->   Small Cap Select Fund
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                       1 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
BALANCED FUND

--------------------------------------------------------------------------------
OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies defined as companies that have market capitalization within the range of market capitalizations of companies constituting the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies representing approximately 98% of the investable U.S. equity market. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund's advisor invests in securities that it believes:

o  are undervalued relative to other securities in the same industry or market,

o  exhibit good or improving fundamentals,

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund's advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings,

o  strong competitive position,

o  strong management,

o  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds - Investment Strategies".

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                       2 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
BALANCED FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. The performance information reflects sales charges and fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


12.31%   17.22%   16.20%   4.02%   7.38%   -8.58%   -12.16%
----------------------------------------------------------
 1996     1997     1998    1999    2000     2001      2002


Best Quarter:
Quarter ending   September 30, 1998    14.02%
Worst Quarter:
Quarter ending   September 30, 2001    (9.94)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date        One Year
Balanced Fund
 Class A (return before taxes)                                              1/9/95        (16.98)%
 Class A (return after taxes on distributions)                                            (17.62)%
 Class A (return after taxes on distributions and sale of fund shares)                    (10.41)%
 Class B (return before taxes)                                              3/1/99        (17.10)%
 Class C (return before taxes)                                             9/24/01        (14.59)%
Russell 3000 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (21.54)%
Lehman Aggregate Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                                       10.25%
Standard & Poor's 500 Composite Index(4)
(reflects no deduction for fees, expenses, or taxes)                                      (22.10)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                            Since         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                            Inception     Inception     Inception
AS OF 12/31/02(1)                                                         Five Years    (Class A)     (Class B)     (Class C)
Balanced Fund
 Class A (return before taxes)                                               (0.30)%        6.40%           N/A           N/A
 Class A (return after taxes on distributions)                               (2.33)%        4.13%           N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (0.79)%        4.53%           N/A           N/A
 Class B (return before taxes)                                                   N/A          N/A       (2.82)%           N/A
 Class C (return before taxes)                                                   N/A          N/A           N/A        (5.10)%
Russell 3000 Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (0.71)%        9.65%       (6.30)%        (9.98)%
Lehman Aggregate Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                          7.55%         8.44%        7.88%          8.16%
Standard & Poor's 500 Composite Index(4)
(reflects no deduction for fees, expenses, or taxes)                         (0.59)%       10.06%       (7.29)%       (11.19)%


(1)On 9/24/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to 9/24/01 that of Firstar Balanced Growth Fund.


(2)An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Composite Index and the Lehman Aggregate Bond Index as benchmarks. Going forward, the fund will use the Russell 3000 Index, and it will continue to use the Lehman Aggregate Bond Index, as comparisons, because the composition of these indices better matches the fund's investment objective and strategies, respectively, for the equity and fixed income portions of the fund's portfolio. The since inception performance of the indices for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

(3)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the indices for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

(4)An unmanaged index of large-capitalization stocks. The since inception performance of the indices for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.

                                       3 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
BALANCED FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.65%             0.65%         0.65%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.33%             0.33%         0.33%
 Total Annual Fund Operating Expenses                            1.23%             1.98%         1.98%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.18)%           (0.18)%       (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                    1.05%             1.80%         1.80%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.05%, 1.80%, AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  668                   $  701                    $  201                   $  399                   $  299
   3 years      $  919                   $1,021                    $  621                   $  715                   $  715
   5 years      $1,188                   $1,268                    $1,068                   $1,157                   $1,157
  10 years      $1,957                   $2,110                    $2,110                   $2,383                   $2,383

                                       4 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
EQUITY INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:

o  the ability to pay above average dividends.

o  the ability to finance expected growth.

o  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.


The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Equity Income Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       5 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
EQUITY INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


4.70%  3.85%  22.73%  19.80%   27.53%   15.68%  3.86%   12.28%  -4.37%   -18.13%
--------------------------------------------------------------------------------
1993   1994    1995    1996     1997     1998   1999     2000    2001      2002

Best Quarter:
Quarter ending   June 30, 1997          11.95%
Worst Quarter:
Quarter ending   September 30, 2002    (16.75)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date      One Year
Equity Income Fund
 Class A (return before taxes)                                            12/18/92        (22.62)%
 Class A (return after taxes on distributions)                                            (23.08)%
 Class A (return after taxes on distributions and sale of fund shares)                    (13.87)%
 Class B (return before taxes)                                             8/15/94        (22.70)%
 Class C (return before taxes)                                              2/1/99        (20.39)%
Standard & Poor's 500 Composite Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (22.10)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                                         Since          Since
AVERAGE ANNUAL TOTAL RETURNS                                                                         Inception      Inception
AS OF 12/31/02(1)                                                         Five Years    Ten Years    (Class B)      (Class C)
Equity Income Fund
 Class A (return before taxes)                                               (0.05)%        7.37%          N/A           N/A
 Class A (return after taxes on distributions)                               (2.22)%        5.12%          N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (0.22)%        5.45%          N/A           N/A
 Class B (return before taxes)                                                0.16%           N/A         7.85%          N/A
 Class C (return before taxes)                                                  N/A           N/A          N/A        (3.57)%
Standard & Poor's 500 Composite Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (0.59)%        9.34%         9.54%       (7.89)%


(1)Prior to 3/25/94, Boulevard Bank was the investment advisor of the fund.

(2)An unmanaged index of large-capitalization stocks. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

                                       6 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
EQUITY INCOME FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.65%             0.65%         0.65%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.30%             0.30%         0.30%
 Total Annual Fund Operating Expenses                            1.20%             1.95%         1.95%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                        (0.05)%           (0.05)%       (0.05)%
 NET EXPENSES (AFTER WAIVERS)                                    1.15%             1.90%         1.90%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%, 1.90%, AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  666                   $  698                    $  198                   $  396                   $  296
   3 years      $  910                   $1,012                    $  612                   $  706                   $  706
   5 years      $1,173                   $1,252                    $1,052                   $1,142                   $1,142
  10 years      $1,925                   $2,078                    $2,078                   $2,352                   $2,352

                                       7 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Opportunities Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       8 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


17.85%   27.63%   30.16%   14.03%   -1.48%   -22.42%   -25.27%
--------------------------------------------------------------
 1996     1997     1998     1999     2000      2001      2002


Best Quarter:
Quarter ending   December 31, 1998      23.97%
Worst Quarter:
Quarter ending   September 30, 2001    (17.51)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date        One Year   Five Years
Large Cap Growth Opportunities Fund
 Class A (return before taxes)                                              1/9/95        (29.37)%      (4.34)%
 Class A (return after taxes on distributions)                                            (29.42)%      (5.67)%
 Class A (return after taxes on distributions and sale of fund shares)                    (18.03)%      (3.20)%
 Class B (return before taxes)                                              3/1/99        (29.53)%        N/A
 Class C (return before taxes)                                             9/24/01        (27.32)%        N/A
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (27.88)%      (3.84)%
Standard & Poor's 500 Composite Index(3)
(reflects no deduction for fees, expenses, or taxes)                                      (22.10)%      (0.59)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                              Since         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                              Inception     Inception     Inception
AS OF 12/31/02(1)                                                         (Class A)     (Class B)     (Class C)
Large Cap Growth Opportunities Fund
 Class A (return before taxes)                                                5.24%          N/A           N/A
 Class A (return after taxes on distributions)                                3.67%          N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)        4.35%          N/A           N/A
 Class B (return before taxes)                                                 N/A        (11.56)%         N/A
 Class C (return before taxes)                                                 N/A           N/A        (13.48)%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                          7.51%       (12.99)%      (13.82)%
Standard & Poor's 500 Composite Index(3)
(reflects no deduction for fees, expenses, or taxes)                         10.06%        (7.29)%      (11.19)%



(1)Effective 1/31/03, the fund changed its name from Large Cap Core Fund to Large Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund.


(2)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Composite Index. Going forward, the fund will use the Russell 1000 Growth Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.


(3)An unmanaged index of large-capitalization stocks. The since inception performance of the indices for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.


                                      9 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.65%             0.65%         0.65%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.32%             0.32%         0.32%
 Total Annual Fund Operating Expenses                            1.22%             1.97%         1.97%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.07)%           (0.07)%       (0.07)%
 NET EXPENSES (AFTER WAIVERS)                                    1.15%             1.90%         1.90%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%, 1.90%, AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  667                   $  700                    $  200                   $  398                   $  298
   3 years      $  916                   $1,018                    $  618                   $  712                   $  712
   5 years      $1,183                   $1,262                    $1,062                   $1,152                   $1,152
  10 years      $1,946                   $2,099                    $2,099                   $2,373                   $2,373

                                      10 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP SELECT FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Select Fund's objective is capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Large Cap Select invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the S&P 500 Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $209 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.


In selecting value stocks, the fund's advisor invests in securities that it believes:

o  are undervalued relative to other securities in the same industry or market,

o  exhibit good or improving fundamentals,

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund's advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings,

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on the United States stock exchange or represented by American Depository Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or large-capitalization stocks may underperform the market as a whole.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


Because this fund has not been offered prior to the date of this prospectus, no performance information is presented.

                                      11 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP SELECT FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.65%             0.65%         0.65%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses(5)                                               0.35%             0.35%         0.35%
 Total Annual Fund Operating Expenses                            1.25%             2.00%         2.00%


(1)THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%, 1.90%, AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


 WAIVER OF FUND EXPENSES                                         0.10)%           (0.10)%       (0.10)%
 NET EXPENSES (AFTER WAIVERS)                                    1.15%             1.90%         1.90%



(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


(5)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  670                  $  703                   $  203                   $  401                 $  301
   3 years      $  925                  $1,027                   $  627                   $  721                 $  721
   5 years      $1,199                  $1,278                   $1,078                   $1,167                 $1,167

  10 years      $1,978                  $2,131                   $2,131                   $2,404                 $2,404

                                      12 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes:


o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Large Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      13 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)

[BAR CHART]


15.10%   4.12%   31.94%   29.10%   22.41%   9.71%  7.91%  0.17%  -7.86%  -20.95%
--------------------------------------------------------------------------------
 1993    1994     1995     1996     1997    1998   1999   2000    2001     2002

Best Quarter:
Quarter ending   December 31, 1998      16.55%
Worst Quarter:
Quarter ending   September 30, 2002    (18.82)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02                                                                Date        One Year
Large Cap Value Fund
 Class A (return before taxes)                                            12/22/87        (25.31)%
 Class A (return after taxes on distributions)                                            (25.62)%
 Class A (return after taxes on distributions and sale of fund shares)                    (15.53)%
 Class B (return before taxes)                                             8/15/94        (25.48)%
 Class C (return before taxes)                                              2/1/99        (23.19)%
Russell 1000 Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                                      (15.52)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                                         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                                         Inception     Inception
AS OF 12/31/02                                                            Five Years    Ten Years    (Class B)     (Class C)
Large Cap Value Fund
 Class A (return before taxes)                                               (3.98)%        7.38%          N/A           N/A
 Class A (return after taxes on distributions)                               (5.69)%        4.97%          N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (2.94)%        5.63%          N/A           N/A
 Class B (return before taxes)                                               (3.88)%         N/A          6.45%          N/A
 Class C (return before taxes)                                                 N/A           N/A           N/A       (7.46)%
Russell 1000 Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                          1.16%        10.81%        10.47%      (2.41)%



(1) An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

                                      14 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B      CLASS C
----------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                     5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                      $  50            $   50          $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

-------------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.65%             0.65%         0.65%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.30%             0.30%         0.30%
 Total Annual Fund Operating Expenses                            1.20%             1.95%         1.95%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.05)%           (0.05)%       (0.05)%
 NET EXPENSES (AFTER WAIVERS)                                    1.15%             1.90%         1.90%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%, 1.90%, AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
             ---------  -----------------------  ------------------------  -----------------------  -----------------------
   1 year       $  666                   $  698                    $  198                   $  396                   $  296
   3 years      $  910                   $1,012                    $  612                   $  706                   $  706
   5 years      $1,173                   $1,252                    $1,052                   $1,142                   $1,142
  10 years      $1,925                   $2,078                    $2,078                   $2,352                   $2,352

                                      15 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's MidCap 400 Index (S&P 400 Index). This index measures the performance of 400 selected common stocks representing the middle capitalization segment of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $48 million to $7.2 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  above average growth in revenue and earnings.


o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      16 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


18.60%   17.13%   4.64%   2.28%   25.30%   -3.65%   -15.44%
-----------------------------------------------------------
 1996     1997    1998    1999     2000     2001      2002


Best Quarter:
Quarter ending   December 31, 1999      24.17%
Worst Quarter:
Quarter ending   September 30, 2001    (19.93)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date        One Year
Mid Cap Growth Opportunities Fund
 Class A (return before taxes)                                              1/9/95        (20.08)%
 Class A (return after taxes on distributions)                                            (20.08)%
 Class A (return after taxes on distributions and sale of fund shares)                    (12.33)%
 Class B (return before taxes)                                              3/1/99        (20.26)%
 Class C (return before taxes)                                             9/24/01        (17.61)%
Standard & Poor's MidCap 400 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (14.51)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                            Since         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                            Inception     Inception     Inception
AS OF 12/31/02(1)                                                         Five Years    (Class A)     (Class B)     (Class C)
Mid Cap Growth Opportunities Fund
 Class A (return before taxes)                                                0.65%         8.22%          N/A           N/A
 Class A (return after taxes on distributions)                               (1.80)%        5.24%          N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (0.16)%        5.80%          N/A           N/A
 Class B (return before taxes)                                                   N/A          N/A        3.27%           N/A
 Class C (return before taxes)                                                   N/A          N/A          N/A          0.61%
Standard & Poor's MidCap 400 Index(2)
(reflects no deduction for fees, expenses, or taxes)                          6.41%        13.82%        6.16%          0.69%



(1)Effective 1/31/03, the fund changed its name from Mid Cap Core Fund to Mid Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

(2)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.


                                      17 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B      CLASS C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50        $   50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

-------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.70%             0.70%         0.70%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.31%             0.31%         0.31%
 Total Annual Fund Operating Expenses                            1.26%             2.01%         2.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.06)%           (0.06)%       (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                    1.20%             1.95%         1.95%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.20%, 1.95%, AND 1.95%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  671                   $  704                    $  204                   $  402                   $  302
   3 years      $  928                   $1,030                    $  630                   $  724                   $  724
   5 years      $1,204                   $1,283                    $1,083                   $1,172                   $1,172
  10 years      $1,989                   $2,142                    $2,142                   $2,414                   $2,414


                                      18 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $163 million to $11.4 billion.


In selecting stocks, the fund's advisor invests in securities it believes:

o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of a fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States or domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.


RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      19 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)

[BAR CHART]


19.01%  6.72%  20.02%  31.94%  24.21%  -13.24%  -6.29%  20.92%  -0.36%  -9.30%
------------------------------------------------------------------------------
 1993   1994    1995    1996    1997     1998    1999    2000    2001    2002


Best Quarter:
Quarter ending   June 30, 1997          17.97%
Worst Quarter:
Quarter ending   September 30, 1998    (30.84)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02                                                                Date        One Year
Mid Cap Value Fund
 Class A (return before taxes)                                            12/22/87        (14.28)%
 Class A (return after taxes on distributions)                                            (14.52)%
 Class A (return after taxes on distributions and sale of fund shares)                     (8.75)%
 Class B (return before taxes)                                             8/15/94        (14.45)%
 Class C (return before taxes)                                              2/1/99        (11.74)%
Russell Midcap Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                                       (9.65)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                                         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                                         Inception     Inception
AS OF 12/31/02                                                            Five Years    Ten Years    (Class B)     (Class C)
Mid Cap Value Fund
 Class A (return before taxes)                                               (3.43)%        7.69%          N/A           N/A
 Class A (return after taxes on distributions)                               (4.67)%        4.81%          N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (3.05)%        5.06%          N/A           N/A
 Class B (return before taxes)                                               (3.34)%          N/A        6.18%           N/A
 Class C (return before taxes)                                                   N/A          N/A          N/A         0.22%
Russell Midcap Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                           2.95%       11.06%       10.86%         3.10%



(1)An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 8/31/94 and 1/31/99 for Class B and Class C shares, respectively.


                                      20 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.70%             0.70%         0.70%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.31%             0.31%         0.31%
 Total Annual Fund Operating Expenses                            1.26%             2.01%         2.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.06)%           (0.06)%       (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                    1.20%             1.95%         1.95%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.20%, 1.95%, AND 1.95%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  671                   $  704                    $  204                   $  402                   $  302
   3 years      $  928                   $1,030                    $  630                   $  724                   $  724
   5 years      $1,204                   $1,283                    $1,083                   $1,172                   $1,172
  10 years      $1,989                   $2,142                    $2,142                   $2,414                   $2,414

                                      21 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Opportunities Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  above average growth in revenue and earnings.


o  strong competitive position.

o  strong management.

o  sound financial condition.


The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund's total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.


RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISK OF SELLING SECURITIES SHORT. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund "closes out" the short position (by acquiring the security in the open market). The fund's risk of loss also increases if the fund is not able to "close out" the short position at any particular time or at an acceptable price.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      22 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1,2)

[BAR CHART]


56.80%   13.63%   -2.73%   136.23%   11.29%   5.15%   -25.80%
-------------------------------------------------------------
 1996     1997     1998     1999      2000    2001      2002


Best Quarter:
Quarter ending   December 31, 1999      70.70%
Worst Quarter:
Quarter ending   September 30, 1998    (30.87)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1,2)                                                           Date        One Year
Small Cap Growth Opportunities Fund
 Class A (return before taxes)                                              8/1/95        (29.87)%
 Class A (return after taxes on distributions)                                            (29.87)%
 Class A (return after taxes on distributions and sale of fund shares)                    (18.34)%
 Class B (return before taxes)                                              3/1/99        (30.03)%
 Class C (return before taxes)                                             9/24/01        (27.82)%
Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses, or taxes)                                      (30.26)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                            Since         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                            Inception     Inception     Inception
AS OF 12/31/02(1,2)                                                      Five Years     (Class A)     (Class B)     (Class C)
Small Cap Growth Opportunities Fund
 Class A (return before taxes)                                               13.53%        20.62%           N/A           N/A
 Class A (return after taxes on distributions)                                8.64%        15.08%           N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)        9.05%        14.76%           N/A           N/A
 Class B (return before taxes)                                                  N/A           N/A        21.38%           N/A
 Class C (return before taxes)                                                  N/A           N/A           N/A       (4.45)%
Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses, or taxes)                         (6.59)%       (0.87)%       (7.55)%      (9.73)%



(1)On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. Effective 1/31/03, the fund changed its name from Micro Cap Fund to Small Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

(2)Small Cap Growth Opportunities Fund's 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(3) An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 7/31/95, 2/28/99, and 9/30/01, for Class A, Class B, and Class C shares, respectively.


                                      23 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)             CLASS A     CLASS B      CLASS C
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------
 Management Fees                                                 1.40%             1.40%         1.40%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.32%             0.32%         0.32%
 Total Annual Fund Operating Expenses                            1.97%             2.72%         2.72%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.04)%           (0.04)%       (0.04)%
 NET EXPENSES (AFTER WAIVERS)                                    1.93%             2.68%         2.68%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.93%, 2.68%, AND 2.68%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  739                   $  775                    $  275                   $  472                   $  372
   3 years      $1,134                   $1,244                    $  844                   $  936                   $  936
   5 years      $1,554                   $1,640                    $1,440                   $1,525                   $1,525
  10 years      $2,720                   $2,867                    $2,867                   $3,121                   $3,121


                                      24 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP SELECT FUND

--------------------------------------------------------------------------------
OBJECTIVE


Small Cap Select Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of the date of this prospectus, market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $23 million to $2.6 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.


RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      25 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP SELECT FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
 ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


23.58%  2.26%  17.14%  10.50%  20.51%  -8.07%  16.70%  9.71%  12.08%  -17.97%
--------------------------------------------------------------------------------
 1993   1994    1995    1996    1997    1998    1999   2000    2001     2002


Best Quarter:
Quarter ending   December 31, 2001      27.35%
Worst Quarter:
Quarter ending   September 30, 1998    (24.80)%


                                                                                                               Since       Since
AVERAGE ANNUAL TOTAL RETURNS                           Inception                                           Inception   Inception
AS OF 12/31/02(1)                                           Date        One Year  Five Years   Ten Years   (Class B)   (Class C)
Small Cap Select Fund
 Class A (return before taxes)                            5/6/92        (22.48)%       2.22%       8.21%         N/A         N/A
 Class A (return after taxes on distributions)                          (22.48)%       0.75%       5.48%         N/A         N/A
 Class A (return after taxes on distributions
 and sale of fund shares)                                               (13.80)%       1.64%       5.59%         N/A         N/A
 Class B (return before taxes)                            3/6/95        (22.65)%       2.39%         N/A       6.76%         N/A
 Class C (return before taxes)                           9/24/01        (20.15)%         N/A         N/A         N/A       2.94%
Standard & Poor's SmallCap 600 Index(2)
(reflects no deduction for fees, expenses, or taxes)                    (14.63)%       2.44%       9.71%      10.27%       2.42%



(1)Effective 1/31/03, the fund changed its name from Small Cap Core Fund to Small Cap Select Fund. On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2)An unmanaged, capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The since inception performance of the index is calculated from 3/31/95 and 9/30/01 for Class B and Class C shares, respectively.


                                      26 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP SELECT FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.70%             0.70%         0.70%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.30%             0.30%         0.32%
 Total Annual Fund Operating Expenses                            1.25%             2.00%         2.02%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.04)%           (0.04)%       (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                    1.21%             1.96%         1.96%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.21%, 1.96%, AND 1.96%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  671                   $  703                    $  203                   $  403                   $  303
   3 years      $  926                   $1,027                    $  627                   $  727                   $  727
   5 years      $1,199                   $1,278                    $1,078                   $1,177                   $1,177
  10 years      $1,979                   $2,131                    $2,131                   $2,425                   $2,425


                                      27 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


In selecting stocks, the fund's advisor invests in securities it believes:

o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States or domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Small Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      28 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


22.60%  -0.33%  47.30%  20.07%  20.07%  -8.47%  5.93%  20.15%  5.03%  -14.34%
--------------------------------------------------------------------------------
 1993    1994    1995    1996    1997    1998   1999    2000   2001     2002

Best Quarter:
Quarter ending   June 30, 1999          18.64%
Worst Quarter:
Quarter ending   September 30, 1998    (23.21)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date      One Year
Small Cap Value Fund
 Class A (return before taxes)                                              1/1/88        (19.04)%
 Class A (return after taxes on distributions)                                            (19.05)%
 Class A (return after taxes on distributions and sale of fund shares)                    (11.69)%
 Class B (return before taxes)                                            11/24/97        (19.23)%
 Class C (return before taxes)                                              2/1/99        (16.65)%
Russell 2000 Value Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (11.43)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                                          Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                                          Inception     Inception
AS OF 12/31/02(1)                                                       Five Years     Ten Years      (Class B)     (Class C)
Small Cap Value Fund
 Class A (return before taxes)                                               (0.20)%        9.90%          N/A           N/A
 Class A (return after taxes on distributions)                               (2.26)%        7.59%          N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (0.65)%        7.44%          N/A           N/A
 Class B (return before taxes)                                               (0.11)%         N/A         (0.29)%         N/A
 Class C (return before taxes)                                                 N/A           N/A           N/A          3.53%
Russell 2000 Value Index(2)
(reflects no deduction for fees, expenses, or taxes)                          2.71%        10.86%         3.34%         5.87%



(1)Performance prior to 8/1/94 is that of Small Company Value Trust Fund, a predecessor collective trust fund. On 8/1/94, substantially all of the assets of Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund. On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund's Class A share fees and expenses, before any fee waivers. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(2)An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 11/30/97 and 1/31/99 for Class B and Class C shares, respectively.


                                      29 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
--------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.70%             0.70%         0.70%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.31%             0.31%         0.31%
 Total Annual Fund Operating Expenses                            1.26%             2.01%         2.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                        (0.03)%           (0.03)%       (0.03)%
 NET EXPENSES (AFTER WAIVERS)                                    1.23%             1.98%         1.98%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%, 1.98%, AND 1.98%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  671                   $  704                    $  204                   $  402                   $  302
   3 years      $  928                   $1,030                    $  630                   $  724                   $  724
   5 years      $1,204                   $1,283                    $1,083                   $1,172                   $1,172
  10 years      $1,989                   $2,142                    $2,142                   $2,414                   $2,414


                                      30 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

o equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

o mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

o hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      31 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
REAL ESTATE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)

[BAR CHART]


30.63%  19.21%  -16.16%  -3.91%  31.96%  9.50%  7.13%
-----------------------------------------------------
 1996    1997     1998    1999    2000   2001   2002


Best Quarter:
Quarter ending   December 31, 1996     16.59%
Worst Quarter:
Quarter ending   September 30, 1998    (9.78)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02                                                                Date      One Year
Real Estate Securities Fund
 Class A (return before taxes)                                             9/29/95          1.24%
 Class A (return after taxes on distributions)                                             (1.32)%
 Class A (return after taxes on distributions and sale of fund shares)                      1.20%
 Class B (return before taxes)                                             9/29/95          1.36%
 Class C (return before taxes)                                              2/1/00          4.15%
Morgan Stanley REIT Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        3.64%

[WIDE TABLE CONTINED FROM ABOVE]

                                                                                           Since
                                                                                       Inception          Since
AVERAGE ANNUAL TOTAL RETURNS                                                        (Class A and      Inception
AS OF 12/31/02                                                          Five Years       Class B)     (Class C)
Real Estate Securities Fund
 Class A (return before taxes)                                                3.33%         9.53%          N/A
 Class A (return after taxes on distributions)                                0.84%         6.86%          N/A
 Class A (return after taxes on distributions and sale of fund shares)        1.37%         6.43%          N/A
 Class B (return before taxes)                                                3.43%         9.54%          N/A
 Class C (return before taxes)                                                  N/A          N/A         14.46%
Morgan Stanley REIT Index(1)
(reflects no deduction for fees, expenses, or taxes)                          3.30%         9.87%        14.22%



(1)An unmanaged index of the most actively traded real estate investment trusts. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 9/30/95, 9/30/95, and 1/31/00, respectively.


                                      32 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
REAL ESTATE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
--------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.70%             0.70%         0.70%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.37%             0.37%         0.37%
 Total Annual Fund Operating Expenses                            1.32%             2.07%         2.07%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.09)%           (0.09)%       (0.09)%
 NET EXPENSES (AFTER WAIVERS)                                    1.23%             1.98%         1.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%, 1.98%, AND 1.98%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  677                   $  710                    $  210                   $  408                   $  308
   3 years      $  945                   $1,049                    $  649                   $  742                   $  742
   5 years      $1,234                   $1,314                    $1,114                   $1,202                   $1,202
  10 years      $2,053                   $2,205                    $2,205                   $2,476                   $2,476


                                      33 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
TECHNOLOGY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Technology Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

o  inexpensive computing power, such as personal computers.

o  improved methods of communications, such as satellite transmission.

o  technology related services such as internet related marketing services.


The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, health care, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small-capitalization companies. The advisor will generally select companies that it believes exhibit positive cash flow, a strong competitive position, strong, ongoing relationships with its customers, above-average growth in revenues, and a sound balance sheet. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE TECHNOLOGY SECTOR. Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

Risks of Development Stage and Small-Cap Stocks. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      34 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
TECHNOLOGY FUND CONTINUED
--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


40.93%   22.12%   6.91%   32.47%   191.79%   -45.85%   -55.71%   -42.14%
-----------------------------------------------------------------------
 1995     1996    1997     1998     1999       2000      2001      2002


Best Quarter:
Quarter ending   December 31, 1999     80.60%
Worst Quarter:
Quarter ending   March 31, 2001       (48.79)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date      One Year
Technology Fund
 Class A (return before taxes)                                              4/4/94        (45.30)%
 Class A (return after taxes on distributions)                                            (45.30)%
 Class A (return after taxes on distributions and sale of fund shares)                    (27.82)%
 Class B (return before taxes)                                             8/15/94        (45.45)%
 Class C (return before taxes)                                              2/1/00        (43.77)%
Merrill Lynch 100 Technology Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (41.46)%
Standard & Poor's Information Technology Index(3)
(reflects no deduction for fees, expenses, or taxes)                                      (37.58)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                            Since         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                            Inception     Inception     Inception
AS OF 12/31/02(1)                                                       Five Years      (Class A)     (Class B)     (Class C)
Technology Fund
 Class A (return before taxes)                                              (12.71)%        1.83%          N/A           N/A
 Class A (return after taxes on distributions)                              (15.15)%       (1.02)%         N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (6.27)%        3.59%          N/A           N/A
 Class B (return before taxes)                                              (12.58)%         N/A          1.99%          N/A
 Class C (return before taxes)                                                 N/A           N/A           N/A        (50.63)%
Merrill Lynch 100 Technology Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (1.30)%        9.12%         8.81%       (37.30)%
Standard & Poor's Information Technology Index(3)
(reflects no deduction for fees, expenses, or taxes)                         (2.87)%       11.73%        10.77%       (34.16)%


(1)Technology Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.


(2)An equally weighted index of the 100 largest technology companies, as measured by market capitalization. Previously, the fund used the Standard & Poor's Information Technology Index. Going forward, the fund will use the Merrill Lynch 100 Technology Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices for Class A, Class B, and Class C shares is calculated from 4/30/94, 8/31/94 and 1/31/00, respectively.

(3)An unmanaged index comprised of information technology stocks in the Standard & Poor's 500 Index (an unmanaged index of large-capitalization stocks). The since inception performance of the indices for Class A, Class B, and Class C shares is calculated from 4/30/94, 8/31/94 and 1/31/00, respectively.


                                      35 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
TECHNOLOGY FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------
 Management Fees                                                 0.70%             0.70%         0.70%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.75%             0.75%         0.75%
 Total Annual Fund Operating Expenses                            1.70%             2.45%         2.45%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.47)%           (0.47)%       (0.47)%
 NET EXPENSES (AFTER WAIVERS)                                    1.23%             1.98%         1.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%, 1.98%, AND 1.98%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  713                   $  748                    $  248                   $  446                   $  346
   3 years      $1,056                   $1,164                    $  764                   $  856                   $  856
   5 years      $1,422                   $1,506                    $1,306                   $1,392                   $1,392
  10 years      $2,448                   $2,598                    $2,598                   $2,858                   $2,858


                                      36 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
INTERNATIONAL FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

o  that are domiciled in countries other than the United States, or

o that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share, and strength of management.


Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for a rapid economic growth.


Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.


In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in International Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      37 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
INTERNATIONAL FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


9.41%  9.98%  4.68%  17.42%  50.47%  -15.58%  -23.52%  -19.10%
-------------------------------------------------------------
1995   1996   1997   1998    1999     2000     2001     2002

Best Quarter:
Quarter ending   December 31, 1999      27.41%
Worst Quarter:
Quarter ending   September 30, 2002    (19.18)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date      One Year
International Fund
 Class A (return before taxes)                                              5/2/94        (23.51)%
 Class A (return after taxes on distributions)                                            (23.51)%
 Class A (return after taxes on distributions and sale of fund shares)                    (14.44)%
 Class B (return before taxes)                                              3/6/95        (23.66)%
 Class C (return before taxes)                                             9/24/01        (21.29)%
Morgan Stanley Capital International
Europe, Australasia, Far East Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (15.66)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                            Since         Since         Since
AVERAGE ANNUAL TOTAL RETURNS                                                            Inception     Inception     Inception
AS OF 12/31/02(1)                                                       Five Years      (Class A)     (Class B)     (Class C)
International Fund
 Class A (return before taxes)                                               (2.68)%        0.95%          N/A           N/A
 Class A (return after taxes on distributions)                               (4.38)%       (0.39)%         N/A           N/A
 Class A (return after taxes on distributions and sale of fund shares)       (2.41)%        0.44%          N/A           N/A
 Class B (return before taxes)                                               (2.60)%         N/A          1.77%          N/A
 Class C (return before taxes)                                                 N/A           N/A           N/A         (9.66)%
Morgan Stanley Capital International
Europe, Australasia, Far East Index(2)
(reflects no deduction for fees, expenses, or taxes)                         (2.61)%        0.76%         0.51%        (7.90)%


(1)On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund's assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.


(2)An unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong, and Singapore. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 5/31/94, 3/31/95, and 9/30/01, respectively.


                                      38 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
INTERNATIONAL FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)     CLASS A           CLASS B       CLASS C
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%             5.00%         2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                5.50%(2)          0.00%         1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            0.00%(3)          5.00%         1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $    50           $    50       $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------------------
 Management Fees                                                 1.10%             1.10%         1.10%
 Distribution and Service (12b-1) Fees                           0.25%             1.00%         1.00%
 Other Expenses                                                  0.31%             0.31%         0.31%
 Total Annual Fund Operating Expenses                            1.66%             2.41%         2.41%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                        (0.06)%           (0.06)%       (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                    1.60%             2.35%         2.35%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.60%, 2.35%, AND 2.35%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period

---------------------------------------------------------------------------------------------------------------------------
   1 year       $  709                   $  744                    $  244                   $  442                   $  342
   3 years      $1,045                   $1,151                    $  751                   $  844                   $  844
   5 years      $1,403                   $1,485                    $1,285                   $1,373                   $1,373
  10 years      $2,407                   $2,557                    $2,557                   $2,819                   $2,819

                                      39 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES


--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class A, Class B, and Class C shares. Class S and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o a front-end sales charge determined by the amount of your purchase. See "Calculating Your Share Price - Class A Shares."

o annual shareholder servicing (12b-1) fees of 0.25%. See "Fund Summaries - Fees and Expenses."

o  reduced sales charges for larger purchases. See "Reducing Your Sales Charge."

CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See "Calculating Your Share Price - Class B Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o a front-end sales charge of 1.00%. See "Calculating Your Share Price - Class C Shares."

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase. See "Calculating Your Share Price - Class C Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

o orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

o orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

o orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

-----------------------------------------------------------------------------
12B-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

FOR                                           12b-1 FEES ARE EQUAL TO:
----------------                              ----------------------------------
Class A shares                                0.25% of average daily net assets
Class B shares                                1% of average daily net assets
Class C shares                                1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

                                      40 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A and Class C shares, these fees are paid immediately. For Class B shares, these fees are paid beginning one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares - Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                               Sales Charge              Maximum
                                                                     Reallowance
                                         As a%  of      As a%  of      as a%  of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than $50,000                            5.50%          5.82%          5.00%
$ 50,000 - $ 99,999                          4.50%          4.71%          4.00%
$100,000 - $249,999                          3.50%          3.63%          3.25%
$250,000 - $499,999                          2.50%          2.56%          2.25%
$500,000 - $999,999                          2.00%          2.04%          1.75%
$1 million and over                          0.00%          0.00%          0.00%
--------------------------------------------------------------------------------

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

                                      41 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

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FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.


CLASS B SHARES. Your purchase price for Class B shares is their net asset value
- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% (4.00% for Technology Fund) of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.


Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

YEAR SINCE PURCHASE OF ORIGINAL                              CDSC AS A%  OF THE
FIRST AMERICAN FUND SHARES                                 VALUE OF YOUR SHARES
---------------------------------                         ---------------------
First                                                                        5%
Second                                                                       5%
Third                                                                        4%
Fourth                                                                       3%
Fifth                                                                        2%
Sixth                                                                        1%
Seventh                                                                      0%
Eighth                                                                       0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to an additional 1% of your purchase price to your investment professional or participating institution. Furthermore, the advisor may pay its affiliated broker-dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., an additional commission of up to 1% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

                                      42 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. "Accepted" means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


o third-party checks, credit cards, credit card checks, and cash may not be accepted.


o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

-----------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

                                      43 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Selling Shares, Redemption In Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202
Your request should include the following information:

o  name of the fund.

o  account number.

o  dollar amount or number of shares redeemed.

o  name on the account.

o  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the fund's records.

o  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

--------------------------------------------------------------------------------
ACCOUNTS WITH LOW BALANCES


If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

o deduct a $50 annual account maintenance fee, or


o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

                                      44 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                      45 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.


STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income are declared and paid monthly for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, and Mid Cap Value Fund, and quarterly for Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund. For International Fund, dividends from net investment income, if any, are declared and paid annually.


On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Technology Fund are expected to consist primarily of capital gains. Distributions for Real Estate Securities Fund are expected to consist primarily of ordinary income.


TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


FOREIGN TAX CREDITS. International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                                      46 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a%  of
                                                                   average daily
                                                                      net assets
                                                                  --------------
BALANCED FUND                                                             0.47%
EQUITY INCOME FUND                                                        0.60%
LARGE CAP GROWTH OPPORTUNITIES FUND                                       0.58%
LARGE CAP SELECT FUND(1)                                                  0.65%
LARGE CAP VALUE FUND                                                      0.61%
MID CAP GROWTH OPPORTUNITIES FUND                                         0.64%
MID CAP VALUE FUND                                                        0.64%
SMALL CAP GROWTH OPPORTUNITIES FUND                                       1.36%
SMALL CAP SELECT FUND                                                     0.66%
SMALL CAP VALUE FUND                                                      0.67%
REAL ESTATE SECURITIES FUND                                               0.61%
TECHNOLOGY FUND                                                           0.22%
INTERNATIONAL FUND                                                        1.04%



(1)Large Cap Select Fund had not commenced operations prior to the date of this prospectus. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.

DIRECT CORRESPONDENCE TO:


First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

SUB-ADVISOR

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee.


Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2002, Clay Finlay had $4.7 billion in assets under management.


DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds


                                      47 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MANAGEMENT CONTINUED


and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


PORTFOLIO MANAGEMENT

International Fund is managed by a team of persons associated with Clay Finlay. Each of the other funds is managed by a team of persons associated with U.S. Bancorp Asset Management.

                                      48 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

EFFECTIVE DURATION. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

EFFECTIVE MATURITY. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE REAL ESTATE SECTOR. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

RISKS OF THE TECHNOLOGY SECTOR. Technology Fund invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to

                                      49 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). Real Estate Securities Fund invests a majority of its assets in REITs and Health Sciences Fund also may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.


RISKS OF INTERNATIONAL INVESTING. International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.


POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.


FOREIGN TAX RISK. International Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.


RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies

                                      50 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. The securities of smaller-capitalization companies involve substantial risk. Smaller-capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller- capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.


FOREIGN SECURITY RISK. Each fund, other than International Fund and Real Estate Securities Fund, may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability, and the sub-advisor's ability for the International Fund, to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


INTEREST RATE RISK. Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

CREDIT RISK. Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it

                                      51 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

will depend on the advisor's analysis of credit risk more heavily than usual.


As discussed in the "Fund Summaries" section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

CALL RISK. Balanced Fund's investments in debt securities is subject to call risk. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

EXTENSION RISK. Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

PREPAYMENT RISK. Mortgage- and asset-backed securities in which Balanced Fund may invest also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.


RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

                                      52 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class A, Class B and Class C shares of each fund. No information is presented for Large Cap Select Fund as the fund commenced operations on January 31, 2003. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.


The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Balanced Growth Fund were exchanged for Class A shares of the First American Balanced Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.


The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Large Cap Core Equity Fund were exchanged for Class A shares of the First American Large Cap Growth Opportunities Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MidCap Core Equity Fund were exchanged for Class A shares of the First American Mid Cap Growth Opportunities Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Small Cap Core Equity Fund were exchanged for Class A shares of the First American Small Cap Select Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar MicroCap Fund were exchanged for Class A shares of the First American Small Cap Growth Opportunities Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.


The financial highlights for the Small Cap Value Fund as set forth herein include the historical financial highlights of the Qualivest Small Companies Fund Class A shares. The assets of the Qualivest Small Companies Fund were acquired by Small Cap Value Fund on November 12, 1997. In connection with such acquisition, Class A and Class C shares of the Qualivest Small Companies Fund were exchanged for Class A shares of Small Cap Value Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar International Growth Fund were exchanged for Class A shares of the First American International Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.


The information for Equity Income Fund, Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before September 30, 1998, has been audited by other auditors.

The information for Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Growth Opportunities Fund, and International Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


                                      53 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
BALANCED FUND

                                                Fiscal year             Fiscal period
                                                   ended                    ended
CLASS A SHARES                              September 30, 2002(1)  September 30, 2001(1,2)
                                            --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $               9.50     $              13.83
                                            --------------------     --------------------
Investment Operations:
 Net Investment Income                                      0.20                     0.18
 Net Gains (Losses) on Investments
  (both realized and unrealized)                           (1.12)                   (2.24)
                                            --------------------     --------------------
 Total From Investment Operations                          (0.92)                   (2.06)
                                            --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                    (0.20)                   (0.20)
 Distributions (from capital gains)                           --                    (2.07)
                                            --------------------     --------------------
 Total Distributions                                       (0.20)                    2.27
                                            --------------------     --------------------
Net Asset Value, End of Period              $               8.38     $               9.50
                                            ====================     ====================
Total Return(3)                                            (9.90)%                 (17.03)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $             98,557     $            127,590
Ratio of Expenses to Average Net Assets                     1.05%                    1.22%
Ratio of Net Income to Average Net Assets                   2.07%                    1.96%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                        1.23%                    1.28%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                        1.89%                    1.90%
Portfolio Turnover Rate                                       79%                      54%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                         Fiscal year ended October 31,
CLASS A SHARES                                 2000          1999           1998           1997
                                            ----------     ----------     ----------     ----------
PER SHARE DATA
Net Asset Value, Beginning of Period        $    12.39     $    12.30     $    12.57     $    11.54
                                            ----------     ----------     ----------     ----------
Investment Operations:
 Net Investment Income                            0.23           0.20           0.23           0.24
 Net Gains (Losses) on Investments
  (both realized and unrealized)                  2.12           0.49           0.77           1.73
                                            ----------     ----------     ----------     ----------
 Total From Investment Operations                 2.35           0.69           1.00           1.97
                                            ----------     ----------     ----------     ----------
Less Distributions:
 Dividends (from net investment income)          (0.22)         (0.20)         (0.24)         (0.24)
 Distributions (from capital gains)              (0.69)         (0.40)         (1.03)         (0.70)
                                            ----------     ----------     ----------     ----------
 Total Distributions                             (0.91)         (0.60)         (1.27)         (0.94)
                                            ----------     ----------     ----------     ----------
Net Asset Value, End of Period              $    13.83     $    12.39     $    12.30     $    12.57
                                            ==========     ==========     ==========     ==========
Total Return(3)                                  19.46%          5.56%          8.60%         18.07%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $   54,380     $   53,807     $   59,657     $   44,026
Ratio of Expenses to Average Net Assets           1.22%          1.18%          1.00%          1.00%
Ratio of Net Income to Average Net Assets         1.66%          1.59%          1.91%          2.06%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.28%          1.25%          1.24%          1.25%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                              1.60%          1.52%          1.67%          1.81%
Portfolio Turnover Rate                             79%            69%            56%            70%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                     Fiscal year             Fiscal period
                                                                        ended                    ended
CLASS B SHARES                                                  September 30, 2002(1)   September 30, 2001(1,2)
                                                                ---------------------    ----------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $               9.44     $              13.75
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income                                                          0.13                     0.17
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               (1.12)                   (2.29)
                                                                --------------------     --------------------
 Total From Investment Operations                                              (0.99)                   (2.12)
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                        (0.13)                   (0.13)
 Distributions (from capital gains)                                               --                    (2.06)
                                                                --------------------     --------------------
 Total Distributions                                                           (0.13)                   (2.19)
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $               8.32     $               9.44
                                                                ====================     ====================
Total Return(4)                                                               (10.64)%                 (17.64)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $             35,641     $             47,150
Ratio of Expenses to Average Net Assets                                         1.80%                    1.93%
Ratio of Net Income to Average Net Assets                                       1.32%                    1.22%
Ratio of Expenses to Average Net Assets (excluding waivers)                     1.98%                    1.99%
Ratio of Net Income to Average Net Assets (excluding waivers)                   1.14%                    1.16%
Portfolio Turnover Rate                                                           79%                      54%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                 Fiscal period ended
                                                                     October 31,
CLASS B SHARES                                                    2000        1999(3)
                                                                ----------     ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $    12.33     $    12.37
                                                                ----------     ----------
Investment Operations:
 Net Investment Income                                                0.13           0.07
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      2.11          (0.04)
                                                                ----------     ----------
 Total From Investment Operations                                     2.24           0.03
                                                                ----------     ----------
Less Distributions:
 Dividends (from net investment income)                              (0.14)         (0.07)
 Distributions (from capital gains)                                  (0.68)            --
                                                                ----------     ----------
 Total Distributions                                                 (0.82)         (0.07)
                                                                ----------     ----------
Net Asset Value, End of Period                                  $    13.75     $    12.33
                                                                ==========     ==========
Total Return(4)                                                      18.77%          0.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $    2,243     $      630
Ratio of Expenses to Average Net Assets                               1.97%          1.97%
Ratio of Net Income to Average Net Assets                             0.91%          0.87%
Ratio of Expenses to Average Net Assets (excluding waivers)           2.03%          2.03%
Ratio of Net Income to Average Net Assets (excluding waivers)         0.85%          0.81%
Portfolio Turnover Rate                                                 79%            69%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      54 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

BALANCED FUND (CONTINUED)

                                                                    Fiscal year            Fiscal period
                                                                       ended                   ended
CLASS C SHARES                                                 September 30, 2002(1)   September 30, 2001(1,2)
                                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $               9.49     $               9.29
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income                                                          0.13                       --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               (1.14)                    0.20
                                                                --------------------     --------------------
 Total From Investment Operations                                              (1.01)                    0.20
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                        (0.13)                      --
 Distributions (from capital gains)                                               --                       --
                                                                --------------------     --------------------
 Total Distributions                                                           (0.13)                      --
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $               8.35     $               9.49
                                                                ====================     ====================
Total Return(3)                                                               (10.77)%                   2.15%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $              2,233     $              2,351
Ratio of Expenses to Average Net Assets                                         1.80%                    0.94%
Ratio of Net Income to Average Net Assets                                       1.32%                    2.20%
Ratio of Expenses to Average Net Assets (excluding waivers)                     1.98%                    0.94%
Ratio of Net Income to Average Net Assets (excluding waivers)                   1.14%                    2.20%
Portfolio Turnover Rate                                                           79%                      54%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      55 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                                                             Fiscal year ended September 30,
CLASS A SHARES                                                  2002(1)      2001(1)       2000         1999         1998
                                                               ---------    ---------    ---------    ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $   12.13    $   16.29    $   15.94    $   15.70    $   15.69
                                                               ---------    ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Income                                              0.16         0.29         0.28         0.36         0.41
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (2.48)       (0.74)        1.45         1.15         0.86
                                                               ---------    ---------    ---------    ---------    ---------
 Total From Investment Operations                                  (2.32)       (0.45)        1.73         1.51         1.27
                                                               ---------    ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                            (0.19)       (0.32)       (0.28)       (0.37)       (0.41)
 Distributions (from capital gains)                                (0.04)       (3.39)       (1.10)       (0.90)       (0.85)
                                                               ---------    ---------    ---------    ---------    ---------
 Total Distributions                                               (0.23)       (3.71)       (1.38)       (1.27)       (1.26)
                                                               ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $    9.58    $   12.13    $   16.29    $   15.94    $   15.70
                                                               =========    =========    =========    =========    =========
Total Return(2)                                                   (19.51)%      (3.89)%      11.11%        9.74%        8.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $ 128,142    $  24,557    $  20,607    $  18,970    $  11,018
Ratio of Expenses to Average Net Assets                             1.15%        1.00%        1.00%        1.00%        1.00%
Ratio of Net Income to Average Net Assets                           1.43%        1.97%        1.69%        2.01%        2.58%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.20%        1.15%        1.14%        1.13%        1.12%
Ratio of Net Income to Average Net Assets (excluding waivers)       1.38%        1.82%        1.55%        1.88%        2.46%
Portfolio Turnover Rate                                               38%          33%          36%          35%          14%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                             Fiscal year ended September 30,
CLASS B SHARES                                                   2002        2001(1)       2000         1999         1998
                                                               ---------    ---------    ---------    ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $   12.07    $   16.24    $   15.90    $   15.65    $   15.62
                                                               ---------    ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Income                                              0.09         0.18         0.18         0.24         0.30
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (2.49)       (0.75)        1.44         1.16         0.87
                                                               ---------    ---------    ---------    ---------    ---------
 Total From Investment Operations                                  (2.40)       (0.57)        1.62         1.40         1.17
                                                               ---------    ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                            (0.11)       (0.21)       (0.18)       (0.25)       (0.29)
 Distributions (from capital gains)                                (0.04)       (3.39)       (1.10)       (0.90)       (0.85)
                                                               ---------    ---------    ---------    ---------    ---------
 Total Distributions                                               (0.15)       (3.60)       (1.28)       (1.15)       (1.14)
                                                               ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $    9.52    $   12.07    $   16.24    $   15.90    $   15.65
                                                               =========    =========    =========    =========    =========
Total Return(2)                                                   (20.10)%      (4.64)%      10.35%        9.10%        7.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $  18,699    $  11,516    $  10,366    $  10,971    $   8,570
Ratio of Expenses to Average Net Assets                             1.90%        1.75%        1.75%        1.75%        1.75%
Ratio of Net Income to Average Net Assets                           0.80%        1.20%        0.95%        1.34%        1.81%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.95%        1.90%        1.89%        1.88%        1.87%
Ratio of Net Income to Average Net Assets (excluding waivers)       0.75%        1.05%        0.81%        1.21%        1.69%
Portfolio Turnover Rate                                               38%          33%          36%          35%          14%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      56 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INCOME FUND (CONTINUED)

                                                                         Fiscal period ended September 30,
CLASS C SHARES                                                  2002(1)        2001(1)         2000        1999(2)
                                                               ---------      ---------      ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $   12.09      $   16.28      $   15.93    $   16.62
                                                               ---------      ---------      ---------    ---------
Investment Operations:
 Net Investment Income                                              0.10           0.18           0.19         0.21
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (2.50)         (0.76)          1.44        (0.70)
                                                               ---------      ---------      ---------    ---------
 Total From Investment Operations                                  (2.40)         (0.58)          1.63        (0.49)
                                                               ---------      ---------      ---------    ---------
Less Distributions:
 Dividends (from net investment income)                            (0.11)         (0.22)         (0.18)       (0.20)
 Distributions (from capital gains)                                (0.04)         (3.39)         (1.10)          --
                                                               ---------      ---------      ---------    ---------
 Total Distributions                                               (0.15)         (3.61)         (1.28)       (0.20)
                                                               ---------      ---------      ---------    ---------
Net Asset Value, End of Period                                 $    9.54      $   12.09      $   16.28    $   15.93
                                                               =========      =========      =========    =========
Total Return(3)                                                   (20.08)%        (4.74)%        10.41%       (3.02)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $  11,171      $   8,028      $   2,511    $   1,700
Ratio of Expenses to Average Net Assets                             1.90%          1.75%          1.75%        1.76%
Ratio of Net Income to Average Net Assets                           0.86%          1.20%          0.88%        0.65%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.95%          1.90%          1.89%        1.88%
Ratio of Net Income to Average Net Assets (excluding waivers)       0.81%          1.05%          0.74%        0.53%
Portfolio Turnover Rate                                               38%            33%            36%          35%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      57 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

LARGE CAP GROWTH OPPORTUNITIES FUND(1)

                                                    Fiscal year             Fiscal period
                                                       ended                    ended
CLASS A SHARES                                  September 30, 2002(2)   September 30, 2001(2,3)
                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $              24.44     $              43.33
                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                     --                    (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                               (5.23)                  (14.00)
                                                --------------------     --------------------
 Total From Investment Operations                              (5.23)                  (14.01)
                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                        (0.05)                      --
 Distributions (from capital gains)                               --                    (4.88)
                                                --------------------     --------------------
 Total Distributions                                           (0.05)                   (4.88)
                                                --------------------     --------------------
Net Asset Value, End of Period                  $              19.16     $              24.44
                                                ====================     ====================
Total Return(4)                                               (21.46)%                 (35.83)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $             24,647     $             34,330
Ratio of Expenses to Average Net Assets                         1.15%                    1.20%
Ratio of Net Income (Loss) to Average Net Assets               (0.02)%                  (0.04)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                            1.22%                    1.24%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                           (0.09)%                  (0.08)%
Portfolio Turnover Rate                                           43%                      40%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                              Fiscal year ended October 31,
CLASS A SHARES                                     2000(2)        1999(2)        1998(2)          1997
                                                   --------       --------       --------       --------
PER SHARE DATA
Net Asset Value, Beginning of Period               $  37.96       $  35.72       $  35.27       $  30.32
                                                   --------       --------       --------       --------
Investment Operations:
 Net Investment Income (Loss)                         (0.15)         (0.12)         (0.02)         (0.05)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                       7.55           6.42           5.66           6.30
                                                   --------       --------       --------       --------
 Total From Investment Operations                      7.40           6.30           5.64           6.25
                                                   --------       --------       --------       --------
Less Distributions:
 Dividends (from net investment income)                  --          (0.02)         (0.02)            --
 Distributions (from capital gains)                   (2.03)         (4.04)         (5.17)         (1.30)
                                                   --------       --------       --------       --------
 Total Distributions                                  (2.03)          4.06          (5.19)         (1.30)
                                                   --------       --------       --------       --------
Net Asset Value, End of Period                     $  43.33       $  37.96       $  35.72       $  35.27
                                                   ========       ========       ========       ========
Total Return(4)                                       19.92%         17.92%         18.58%         21.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $ 51,232       $ 47,238       $ 38,213       $ 25,043
Ratio of Expenses to Average Net Assets                1.20%          1.19%          1.14%          1.14%
Ratio of Net Income (Loss) to Average Net Assets      (0.35)%        (0.31)%        (0.05)%        (0.16)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.21%          1.20%          1.21%          1.21%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                  (0.36)%        (0.32)%        (0.12)%        (0.23)%
Portfolio Turnover Rate                                  60%            59%            52%            62%



(1)Effective January 31, 2003, the fund changed its name from Large Cap Core Fund to Large Cap Growth Opportunities Fund.

(2)Per share data calculated using average shares outstanding method.

(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                   Fiscal year             Fiscal period
                                                                      ended                    ended
CLASS B SHARES                                                September 30, 2002(1)   September 30, 2001(1,2)
                                                              --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $              23.94     $              42.80
                                                              --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                (0.18)                   (0.22)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                             (5.09)                  (13.76)
                                                              --------------------     --------------------
 Total From Investment Operations                                            (5.27)                  (13.98)
                                                              --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                      (0.03)                      --
 Distributions (from capital gains)                                             --                    (4.88)
                                                              --------------------     --------------------
 Total Distributions                                                         (0.03)                   (4.88)
                                                              --------------------     --------------------
Net Asset Value, End of Period                                $              18.64     $              23.94
                                                              ====================     ====================
Total Return(4)                                                             (22.06)%                 (36.28)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $              2,928     $              2,954
Ratio of Expenses to Average Net Assets                                       1.90%                    1.93%
Ratio of Net Income (Loss) to Average Net Assets                             (0.75)%                  (0.79)%
Ratio of Expenses to Average Net Assets (excluding waivers)                   1.97%                    1.97%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                         (0.82)%                  (0.83)%
Portfolio Turnover Rate                                                         43%                      40%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                  Fiscal year            Fiscal period
                                                                     ended                   ended
CLASS B SHARES                                                October, 31, 2000(1)    October, 31, 1999(1,3)
                                                              --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $              37.78     $              36.92
                                                              --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                (0.47)                   (0.29)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                              7.52                     1.15
                                                              --------------------     --------------------
 Total From Investment Operations                                             7.05                     0.86
                                                              --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                         --                       --
 Distributions (from capital gains)                                          (2.03)                      --
                                                              --------------------     --------------------
 Total Distributions                                                         (2.03)                      --
                                                              --------------------     --------------------
Net Asset Value, End of Period                                $              42.80     $              37.78
                                                              ====================     ====================
Total Return(4)                                                              19.06%                    2.33%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $              1,483     $                722
Ratio of Expenses to Average Net Assets                                       1.95%                    1.96%
Ratio of Net Income (Loss) to Average Net Assets                             (1.10)%                  (1.17)%
Ratio of Expenses to Average Net Assets (excluding waivers)                   1.96%                    1.97%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                         (1.11)%                  (1.18)%
Portfolio Turnover Rate                                                         60%                      59%


(1)Per share data calculated using average shares outstanding method.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      58 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES FUND (CONTINUED)

                                                                            Fiscal year            Fiscal period
                                                                               ended                   ended
CLASS C SHARES                                                         September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              24.44     $              23.75
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.18)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (5.19)                    0.69
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (5.37)                    0.69
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                               (0.04)                      --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.04)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              19.03     $              24.44
                                                                       ====================     ====================
Total Return(3)                                                                      (22.03)%                   2.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                476     $                 --
Ratio of Expenses to Average Net Assets                                                1.90%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets                                      (0.73)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.97%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)                  (0.80)%                   0.00%
Portfolio Turnover Rate                                                                  43%                      40%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      59 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND


                                                                               Fiscal year ended September 30,
CLASS A SHARES                                                 2002(1)        2001(1)         2000         1999         1998
                                                              --------       --------       --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $  15.98       $  20.59       $  23.12     $  22.39     $  28.74
                                                              --------       --------       --------     --------     --------
Investment Operations:
 Net Investment Income                                            0.14           0.16           0.17         0.19         0.29
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (3.21)         (2.67)          0.22         4.44        (2.59)
                                                              --------       --------       --------     --------     --------
 Total From Investment Operations                                (3.07)         (2.51)          0.39         4.63        (2.30)
                                                              --------       --------       --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                          (0.14)         (0.16)         (0.17)       (0.20)       (0.29)
 Distributions (from capital gains)                                 --          (1.94)         (2.75)       (3.70)       (3.76)
                                                              --------       --------       --------     --------     --------
 Total Distributions                                             (0.14)         (2.10)         (2.92)       (3.90)       (4.05)
                                                              --------       --------       --------     --------     --------
Net Asset Value, End of Period                                $  12.77       $  15.98       $  20.59     $  23.12     $  22.39
                                                              ========       ========       ========     ========     ========
Total Return(2)                                                 (19.37)%       (13.72)%         0.92%       21.93%       (8.77)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $ 85,182       $ 94,064       $138,146     $177,251     $170,529
Ratio of Expenses to Average Net Assets                           1.15%          1.05%          1.05%        1.05%        1.05%
Ratio of Net Income (Loss) to Average Net Assets                  0.86%          0.88%         (0.45)%       0.82%        1.21%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.20%          1.15%          1.13%        1.15%        1.13%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              0.81%          0.78%         (0.53)%       0.72%        1.13%
Portfolio Turnover Rate                                             82%            64%            68%          61%          74%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                               Fiscal year ended September 30,
CLASS B SHARES                                                 2002(1)        2001(1)         2000         1999         1998
                                                              --------       --------       --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $  15.71       $  20.30       $  22.87     $  22.21     $  28.55
                                                              --------       --------       --------     --------     --------
Investment Operations:
 Net Investment Income                                            0.02           0.02           0.05         0.07         0.13
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (3.15)         (2.63)          0.18         4.36        (2.58)
                                                              --------       --------       --------     --------     --------
 Total From Investment Operations                                (3.13)         (2.61)          0.23         4.43        (2.45)
                                                              --------       --------       --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                          (0.03)         (0.04)         (0.05)       (0.07)       (0.13)
 Distributions (from capital gains)                                 --          (1.94)         (2.75)       (3.70)       (3.76)
                                                              --------       --------       --------     --------     --------
 Total Distributions                                             (0.03)         (1.98)         (2.80)       (3.77)       (3.89)
                                                              --------       --------       --------     --------     --------
Net Asset Value, End of Period                                $  12.55       $  15.71       $  20.30     $  22.87     $  22.21
                                                              ========       ========       ========     ========     ========
Total Return(2)                                                 (19.96)%       (14.42)%         0.17%       21.07%       (9.37)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $ 33,720       $ 38,108       $ 49,662     $ 61,711     $ 56,259
Ratio of Expenses to Average Net Assets                           1.90%          1.80%          1.80%        1.80%        1.80%
Ratio of Net Income (Loss) to Average Net Assets                  0.11%          0.13%         (1.20)%       0.07%        0.41%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.95%          1.90%          1.88%        1.90%        1.88%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              0.06%          0.03%         (1.28)%      (0.03)%       0.33%
Portfolio Turnover Rate                                             82%            64%            68%          61%          74%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      60 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP VALUE FUND (CONTINUED)

                                                                         Fiscal period ended September 30,
CLASS C SHARES                                                   2002(1)        2001(1)         2000        1999(2)
                                                                --------       --------       --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  15.90       $  20.51       $  23.09     $  22.79
                                                                --------       --------       --------     --------
Investment Operations:
 Net Investment Income                                              0.02           0.02           0.06         0.08
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (3.19)         (2.65)          0.17         0.30
                                                                --------       --------       --------     --------
 Total From Investment Operations                                  (3.17)         (2.63)          0.23         0.38
                                                                --------       --------       --------     --------
Less Distributions:
 Dividends (from net investment income)                            (0.03)         (0.04)         (0.06)       (0.08)
 Distributions (from capital gains)                                   --          (1.94)         (2.75)          --
                                                                --------       --------       --------     --------
 Total Distributions                                               (0.03)         (1.98)         (2.81)       (0.08)
                                                                --------       --------       --------     --------
Net Asset Value, End of Period                                  $  12.70       $  15.90       $  20.51     $  23.09
                                                                ========       ========       ========     ========
Total Return(3)                                                   (19.97)%       (14.36)%         0.17%        1.65%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $  7,524       $ 10,141       $  6,551     $  1,398
Ratio of Expenses to Average Net Assets                             1.90%          1.80%          1.80%        1.80%
Ratio of Net Income (Loss) to Average Net Assets                    0.11%          0.12%         (1.20)%       0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.95%          1.90%          1.88%        1.90%
Ratio of Net Income to Average Net Assets (excluding waivers)       0.06%          0.02%         (1.28)%      (0.10)%
Portfolio Turnover Rate                                               82%            64%            68%          61%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      61 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

MID CAP GROWTH OPPORTUNITIES FUND(1)

                                                    Fiscal year            Fiscal period
                                                       ended                   ended
CLASS A SHARES                                   September 30, 2002    September 30, 2001(2,3)
                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $              28.33     $              54.63
                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                  (0.11)                   (0.06)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                               (1.77)                   (8.40)
                                                --------------------     --------------------
 Total From Investment Operations                              (1.88)                   (8.46)
                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                           --                       --
 Distributions (from capital gains)                               --                   (17.84)
                                                --------------------     --------------------
 Total Distributions                                              --                   (17.84)
                                                --------------------     --------------------
Net Asset Value, End of Period                  $              26.45     $              28.33
                                                ====================     ====================
Total Return(4)                                                (6.64)%                 (20.00)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $             75,002     $             82,043
Ratio of Expenses to Average Net Assets                         1.20%                    1.20%
Ratio of Net Loss to Average Net Assets                        (0.34)%                  (0.19)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                            1.26%                    1.22%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                           (0.40)%                  (0.21)%
Portfolio Turnover Rate                                          162%                     204%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                         Fiscal year ended October 31,
CLASS A SHARES                                2000(2)        1999(2)        1998(2)         1997
                                            ----------     ----------     ----------     ----------
PER SHARE DATA
Net Asset Value, Beginning of Period        $    37.80     $    37.59     $    44.36     $    41.38
                                            ----------     ----------     ----------     ----------
Investment Operations:
 Net Investment Income (Loss)                    (0.18)         (0.08)         (0.24)         (0.20)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                 17.80           0.60          (2.07)          8.44
                                            ----------     ----------     ----------     ----------
 Total From Investment Operations                17.62           0.52          (2.31)          8.24
                                            ----------     ----------     ----------     ----------
Less Distributions:
 Dividends (from net investment income)             --             --             --             --
 Distributions (from capital gains)              (0.79)         (0.31)         (4.46)         (5.26)
                                            ----------     ----------     ----------     ----------
 Total Distributions                             (0.79)         (0.31)         (4.46)         (5.26)
                                            ----------     ----------     ----------     ----------
Net Asset Value, End of Period              $    54.63     $    37.80     $    37.59     $    44.36
                                            ==========     ==========     ==========     ==========
Total Return(4)                                  47.23%          1.31%         (5.91)%        22.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $  108,326     $   95,758     $  136,146     $  147,396
Ratio of Expenses to Average Net Assets           1.20%          1.19%          1.13%          1.12%
Ratio of Net Loss to Average Net Assets          (0.38)%        (0.21)%        (0.57)%        (0.50)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.22%          1.21%          1.20%          1.20%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                             (0.40)%        (0.23)%        (0.64)%        (0.58)%
Portfolio Turnover Rate                            205%           140%            77%            97%



(1)Effective January 31, 2003, the fund changed its name from Mid Cap Core Fund to Mid Cap Growth Opportunities Fund.

(2)Per share data calculated using average shares outstanding method.

(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                   Fiscal year            Fiscal period
                                                                      ended                   ended
CLASS B SHARES                                                 September 30, 2002     September 30, 2001(1,2)
                                                              --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $              27.59     $              53.97
                                                              --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                (0.18)                   (0.29)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                             (1.85)                   (8.25)
                                                              --------------------     --------------------
 Total From Investment Operations                                            (2.03)                   (8.54)
                                                              --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                         --                       --
 Distributions (from capital gains)                                             --                   (17.84)
                                                              --------------------     --------------------
 Total Distributions                                                            --                   (17.84)
                                                              --------------------     --------------------
Net Asset Value, End of Period                                $              25.56     $              27.59
                                                              ====================     ====================
Total Return(4)                                                              (7.36)%                 (20.60)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $              4,227     $              2,606
Ratio of Expenses to Average Net Assets                                       1.95%                    1.94%
Ratio of Net Loss to Average Net Assets                                      (1.08)%                  (0.95)%
Ratio of Expenses to Average Net Assets (excluding waivers)                   2.01%                    1.97%
Ratio of Net Loss to Average Net Assets (excluding waivers)                  (1.14)%                  (0.98)%
Portfolio Turnover Rate                                                        162%                     204%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                               Fiscal period ended
                                                                    October 31,
CLASS B SHARES                                                2000(2)        1999(2,3)
                                                              --------       --------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $  37.63       $  37.57
                                                              --------       --------
Investment Operations:
 Net Investment Income (Loss)                                    (0.53)         (0.23)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 17.66           0.29
                                                              --------       --------
 Total From Investment Operations                                17.13           0.06
                                                              --------       --------
Less Distributions:
 Dividends (from net investment income)                             --             --
 Distributions (from capital gains)                              (0.79)            --
                                                              --------       --------
 Total Distributions                                             (0.79)            --
                                                              --------       --------
Net Asset Value, End of Period                                $  53.97       $  37.63
                                                              ========       ========
Total Return(4)                                                  46.13%          0.16%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $    666       $    126
Ratio of Expenses to Average Net Assets                           1.95%          1.95%
Ratio of Net Loss to Average Net Assets                          (1.13)%        (0.89)%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.97%          1.97%
Ratio of Net Loss to Average Net Assets (excluding waivers)      (1.15)%        (0.91)%
Portfolio Turnover Rate                                            205%           140%



(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      62 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MID CAP GROWTH OPPORTUNITIES FUND (CONTINUED)

                                                                 Fiscal year              Fiscal period
                                                                    ended                     ended
CLASS C SHARES                                                September 30, 2002      September 30, 2001(1,2)
                                                              --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $              28.33     $              27.40
                                                              --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                (0.10)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                             (1.94)                    0.93
                                                              --------------------     --------------------
 Total From Investment Operations                                            (2.04)                    0.93
                                                              --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                         --                       --
 Distributions (from capital gains)                                             --                       --
                                                              --------------------     --------------------
 Total Distributions                                                            --                       --
                                                              --------------------     --------------------
Net Asset Value, End of Period                                $              26.29     $              28.33
                                                              ====================     ====================
Total Return(3)                                                              (7.20)%                   3.39%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $              1,136     $                 --
Ratio of Expenses to Average Net Assets                                       1.95%                    0.00%
Ratio of Net Loss to Average Net Assets                                      (1.07)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                   2.01%                    0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                  (1.13)%                   0.00%
Portfolio Turnover Rate                                                        162%                     204%



(1)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      63 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                          Fiscal year ended September 30,
CLASS A SHARES                                                  2002(1)        2001(1)          2000         1999         1998
                                                                --------       --------       --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  13.74       $  14.62       $  12.95     $  15.04     $  24.19
                                                                --------       --------       --------     --------     --------
Investment Operations:
 Net Investment Income                                              0.13           0.10           0.08         0.10         0.07
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (0.44)         (0.88)          1.67         1.26        (6.41)
                                                                --------       --------       --------     --------     --------
 Total From Investment Operations                                  (0.31)         (0.78)          1.75         1.36        (6.34)
                                                                --------       --------       --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                            (0.10)         (0.10)         (0.08)       (0.10)       (0.07)
 Distributions (from capital gains)                                   --             --             --        (3.35)       (2.74)
 Distributions (from return of capital)                            (0.04)            --             --           --           --
                                                                --------       --------       --------     --------     --------
 Total Distributions                                               (0.14)         (0.10)         (0.08)       (3.45)       (2.81)
                                                                --------       --------       --------     --------     --------
Net Asset Value, End of Period                                  $  13.29       $  13.74       $  14.62     $  12.95     $  15.04
                                                                ========       ========       ========     ========     ========
Total Return(2)                                                    (2.41)%        (5.41)%        13.58%        8.03%      (28.83)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 13,083       $ 13,583       $ 13,568     $ 20,148     $ 29,261
Ratio of Expenses to Average Net Assets                             1.20%          1.15%          1.15%        1.15%        1.14%
Ratio of Net Income to Average Net Assets                           0.83%          0.67%          0.53%        0.63%        0.43%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.26%          1.15%          1.19%        1.18%        1.14%
Ratio of Net Income to Average Net Assets (excluding waivers)       0.77%          0.67%          0.49%        0.60%        0.43%
Portfolio Turnover Rate                                               90%           104%           141%         121%         135%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                2002(1)        2001(1)         2000         1999         1998
                                                              --------       --------       --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $  13.37       $  14.28       $  12.67     $  14.80     $  23.96
                                                              --------       --------       --------     --------     --------
Investment Operations:
 Net Investment Income (Loss)                                     0.01          (0.01)          0.02         0.04        (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (0.41)         (0.88)          1.61         1.22        (6.41)
                                                              --------       --------       --------     --------     --------
 Total From Investment Operations                                (0.40)         (0.89)          1.63         1.26        (6.42)
                                                              --------       --------       --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                          (0.01)         (0.02)         (0.02)       (0.04)          --
 Distributions (from capital gains)                                 --             --             --        (3.35)       (2.74)
 Distributions (from return of capital)                          (0.04)            --             --           --           --
                                                              --------       --------       --------     --------     --------
 Total Distributions                                             (0.05)         (0.02)         (0.02)       (3.39)       (2.74)
                                                              --------       --------       --------     --------     --------
Net Asset Value, End of Period                                $  12.92       $  13.37       $  14.28     $  12.67     $  14.80
                                                              ========       ========       ========     ========     ========
Total Return(2)                                                  (3.07)%        (6.21)%        12.85%        7.38%      (29.40)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $ 10,410       $ 11,311       $ 12,495     $ 19,072     $ 31,276
Ratio of Expenses to Average Net Assets                           1.95%          1.90%          1.90%        1.90%        1.89%
Ratio of Net Income (Loss) to Average Net Assets                  0.08%         (0.08)%        (0.22)%      (0.13)%      (0.31)%
Ratio of Expenses to Average Net Assets (excluding waivers)       2.01%          1.90%          1.94%        1.93%       (1.89)%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              0.02%         (0.08)%        (0.26)%      (0.16)%      (0.31)%
Portfolio Turnover Rate                                             90%           104%           141%         121%         135%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      64 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

MID CAP VALUE FUND (CONTINUED)


                                                                                   Fiscal period ended September 30,
CLASS C SHARES                                                          2002(1)         2001(1)          2000         1999(2)
                                                                       ---------       ---------       ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $   13.63       $   14.55       $   12.92     $   13.69
                                                                       ---------       ---------       ---------     ---------
Investment Operations:
 Net Investment Income                                                      0.01           (0.01)           0.02          0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (0.43)          (0.89)           1.63         (0.78)
                                                                       ---------       ---------       ---------     ---------
 Total From Investment Operations                                          (0.42)          (0.90)           1.65         (0.72)
                                                                       ---------       ---------       ---------     ---------
Less Distributions:
 Dividends (from net investment income)                                       --           (0.02)          (0.02)        (0.05)
 Distributions (from capital gains)                                           --              --              --            --
 Distributions (from return of capital)                                    (0.04)             --              --            --
                                                                       ---------       ---------       ---------     ---------
 Total Distributions                                                       (0.04)          (0.02)          (0.02)        (0.05)
                                                                       ---------       ---------       ---------     ---------
Net Asset Value, End of Period                                         $   13.17       $   13.63       $   14.55     $   12.92
                                                                       =========       =========       =========     =========
Total Return(3)                                                            (3.09)%         (6.17)%         12.81%        (5.25)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $   3,207       $   3,312       $   1,430     $     164
Ratio of Expenses to Average Net Assets                                     1.95%           1.90%           1.90%         1.90%
Ratio of Net Income (Loss) to Average Net Assets                            0.08%          (0.04)%         (0.15)%        0.29%
Ratio of Expenses to Average Net Assets (excluding waivers)                 2.01%           1.90%           1.93%         1.93%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        0.02%          (0.04)%         (0.18)%        0.26%
Portfolio Turnover Rate                                                       90%            104%            141%          121%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      65 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

SMALL CAP SELECT FUND(1)

                                                    Fiscal year              Fiscal period
                                                       ended                     ended
CLASS A SHARES                                 September 30, 2002(2)    September 30, 2001(2,3)
                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $              11.97     $              17.60
                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                  (0.10)                   (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                               (0.30)                   (1.89)
                                                --------------------     --------------------
 Total From Investment Operations                              (0.40)                   (1.92)
                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                           --                       --
 Distributions (from capital gains)                            (0.89)                   (3.71)
                                                --------------------     --------------------
 Total Distributions                                           (0.89)                   (3.71)
                                                --------------------     --------------------
Net Asset Value, End of Period                  $              10.68     $              11.97
                                                ====================     ====================
Total Return(5)                                                (4.56)%                 (12.63)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $             33,586     $             17,351
Ratio of Expenses to Average Net Assets                         1.21%                    1.19%
Ratio of Net Loss to Average Net Assets                        (0.81)%                  (0.24)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                            1.25%                    1.22%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                           (0.85)%                  (0.27)%
Portfolio Turnover Rate                                          171%                     204%

[WIDE TABLE CONTINUED FROM ABOVE]

                                              Fiscal period
                                                  ended              Fiscal year ended November 30,
CLASS A SHARES                            October 31, 2000(2,4)     1999(2)        1998         1997
                                          --------------------     ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period      $              13.84     $   11.86     $   15.03     $   13.40
                                          --------------------     ---------     ---------     ---------
Investment Operations:
 Net Investment Income (Loss)                            (0.10)        (0.07)        (0.06)        (0.05)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                          4.13          2.10         (1.89)         2.50
                                          --------------------     ---------     ---------     ---------
 Total From Investment Operations                         4.03          2.03         (1.95)         2.45
                                          --------------------     ---------     ---------     ---------
Less Distributions:
 Dividends (from net investment income)                  (0.01)           --            --            --
 Distributions (from capital gains)                      (0.26)        (0.05)        (1.22)        (0.82)
                                          --------------------     ---------     ---------     ---------
 Total Distributions                                     (0.27)        (0.05)        (1.22)        (0.82)
                                          --------------------     ---------     ---------     ---------
Net Asset Value, End of Period            $              17.60     $   13.84     $   11.86     $   15.03
                                          ====================     =========     =========     =========
Total Return(5)                                          29.65%        17.21%       (14.19)%       19.45%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $              9,538     $   8,885     $  11,601     $  14,213
Ratio of Expenses to Average Net Assets                   1.28%         1.26%         1.25%         1.25%
Ratio of Net Loss to Average Net Assets                  (0.01)%       (0.57)%       (0.45)%       (0.29)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      1.39%         1.36%         1.35%         1.35%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                     (0.12)%       (0.67)%       (0.55)%       (0.39)%
Portfolio Turnover Rate                                     91%           72%           70%           80%



(1)Effective January 31, 2003, the fund changed its name from Small Cap Core Fund to Small Cap Select Fund.

(2)Per share data calculated using average shares outstanding method.

(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                   Fiscal year             Fiscal period
                                                       ended                    ended
CLASS B SHARES                                 September 30, 2002(1)     September 30, 2001(1,2)
                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $              11.28     $              16.90
                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                  (0.19)                   (0.12)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                               (0.25)                   (1.79)
                                                --------------------     --------------------
 Total From Investment Operations                              (0.44)                   (1.91)
                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                           --                       --
 Distributions (from capital gains)                            (0.89)                   (3.71)
                                                --------------------     --------------------
 Total Distributions                                           (0.89)                   (3.71)
                                                --------------------     --------------------
Net Asset Value, End of Period                  $               9.95     $              11.28
                                                ====================     ====================
Total Return(4)                                                (5.23)%                 (13.21)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $              4,613     $              1,979
Ratio of Expenses to Average Net Assets                         1.96%                    1.93%
Ratio of Net Loss to Average Net Assets                        (1.56)%                  (0.99)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                            2.00%                    1.97%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                           (1.60)%                  (1.03)%
Portfolio Turnover Rate                                          171%                     204%

[WIDE TABLE CONTINUED FROM ABOVE]

                                               Fiscal period
                                                   ended             Fiscal year ended November 30,
CLASS B SHARES                           October 31, 2000(1,3)      1999(1)       1998           1997
                                          --------------------     ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period      $              13.38     $   11.53     $   14.74     $   13.24
                                          --------------------     ---------     ---------     ---------
Investment Operations:
 Net Investment Income (Loss)                            (0.13)        (0.16)        (0.14)        (0.13)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                          3.92          2.06         (1.85)         2.45
                                          --------------------     ---------     ---------     ---------
 Total From Investment Operations                         3.79          1.90         (1.99)         2.32
                                          --------------------     ---------     ---------     ---------
Less Distributions:
 Dividends (from net investment income)                     --            --            --            --
 Distributions (from capital gains)                      (0.27)        (0.05)        (1.22)        (0.82)
                                          --------------------     ---------     ---------     ---------
 Total Distributions                                     (0.27)        (0.05)        (1.22)        (0.82)
                                          --------------------     ---------     ---------     ---------
Net Asset Value, End of Period            $              16.90     $   13.38     $   11.53     $   14.74
                                          ====================     =========     =========     =========
Total Return(4)                                          28.81%        16.57%       (14.79)%       18.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $              1,331     $   1,094     $   1,286     $   1,503
Ratio of Expenses to Average Net Assets                   1.98%         1.96%         1.95%         1.95%
Ratio of Net Loss to Average Net Assets                  (0.71)%       (1.27)%       (1.15)%       (0.99)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      2.09%         2.06%         2.05%         2.05%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                     (0.82)%       (1.37)%       (1.25)%       (1.09)%
Portfolio Turnover Rate                                     91%           72%           70%           80%


(1)Per share data calculated using average shares outstanding method.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      66 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP SELECT FUND (CONTINUED)


                                                                             Fiscal year               Fiscal period
                                                                                ended                      ended
CLASS C SHARES                                                         September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              11.97     $              11.72
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.20)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (0.26)                    0.25
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (0.46)                    0.25
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                   (0.89)                      --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.89)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              10.62     $              11.97
                                                                       ====================     ====================
Total Return(3)                                                                       (5.09)%                   2.13%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $              3,096     $                 --
Ratio of Expenses to Average Net Assets                                                1.96%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets                                      (1.61)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            2.02%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)                  (1.67)%                   0.00%
Portfolio Turnover Rate                                                                 171%                     204%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      67 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

SMALL CAP GROWTH OPPORTUNITIES FUND(1)

                                                          Fiscal year           Fiscal period
                                                             ended                  ended
CLASS A SHARES                                        September 30, 2002     September 30, 2001(2,3)
                                                     --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $              16.89     $              31.26
                                                     --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                       (0.26)                   (0.17)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (2.74)                   (5.20)
                                                     --------------------     --------------------
 Total From Investment Operations                                   (3.00)                   (5.37)
                                                     --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                --                       --
 Distributions (from capital gains)                                    --                    (9.00)
 Distributions (from return of capital)                             (0.03)                      --
                                                     --------------------     --------------------
 Total Distributions                                                (0.03)                   (9.00)
                                                     --------------------     --------------------
Net Asset Value, End of Period                       $              13.86     $              16.89
                                                     ====================     ====================
Total Return(4)                                                    (17.84)%                 (21.51)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $             44,834     $             45,233
Ratio of Expenses to Average Net Assets                              1.93%                    1.93%
Ratio of Net Investment Loss to Average Net Assets                  (1.53)%                  (0.91)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                                 1.97%                    1.99%
Ratio of Net Investment Loss to Average Net Assets
 (excluding waivers)                                                (1.57)%                  (0.97)%
Portfolio Turnover Rate                                               123%                     125%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Fiscal year ended October 31,
CLASS A SHARES                                         2000(2)           1999          1998(2)          1997
                                                     ----------       ----------     ----------       ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $    21.80       $    12.38     $    17.47       $    16.16
                                                     ----------       ----------     ----------       ----------
Investment Operations:
 Net Investment Income (Loss)                             (0.40)           (0.26)         (0.25)           (0.18)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                          15.99             9.71          (3.17)            4.24
                                                     ----------       ----------     ----------       ----------
 Total From Investment Operations                         15.59             9.45          (3.42)            4.06
                                                     ----------       ----------     ----------       ----------
Less Distributions:
 Dividends (from net investment income)                      --               --             --               --
 Distributions (from capital gains)                       (6.13)           (0.03)         (1.67)           (2.75)
 Distributions (from return of capital)                      --               --             --               --
                                                     ----------       ----------     ----------       ----------
 Total Distributions                                      (6.13)           (0.03)         (1.67)           (2.75)
                                                     ----------       ----------     ----------       ----------
Net Asset Value, End of Period                       $    31.26       $    21.80     $    12.38       $    17.47
                                                     ==========       ==========     ==========       ==========
Total Return(4)                                           87.43%           76.54%        (21.71)%          29.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $   43,031       $   21,988     $   12,419       $   16,793
Ratio of Expenses to Average Net Assets                    1.96%            2.01%          1.99%            1.95%
Ratio of Net Investment Loss to Average Net Assets        (1.31)%          (1.43)%        (1.63)%          (1.45)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.96%            2.02%          2.06%            2.03%
Ratio of Net Investment Loss to Average Net Assets
 (excluding waivers)                                      (1.31)%          (1.44)%        (1.70)%          (1.53)%
Portfolio Turnover Rate                                     179%             200%           136%             158%



(1)Effective January 31, 2003, the fund changed its name from Micro Cap Fund to Small Cap Growth Opportunities Fund.

(2)Per share data calculated using average shares outstanding method.

(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                   Fiscal year           Fiscal period         Fiscal period ended
                                                                      ended                  ended                 October 31,
CLASS B SHARES                                               September 30, 2002   September 30, 2001(1,2)     2000(2)     1999(2,3)
                                                             --------------------   --------------------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                         $              16.44   $              30.84     $  21.69     $  13.74
                                                             --------------------   --------------------     --------     --------
Investment Operations:
 Net Investment Income (Loss)                                               (0.39)                 (0.31)       (0.61)       (0.30)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            (2.63)                 (5.09)       15.89         8.25
                                                             --------------------   --------------------     --------     --------
 Total From Investment Operations                                           (3.02)                 (5.40)       15.28         7.95
                                                             --------------------   --------------------     --------     --------
Less Distributions:
 Dividends (from net investment income)                                        --                     --           --           --
 Distributions (from capital gains)                                            --                  (9.00)       (6.13)          --
 Distributions (from return of capital)                                     (0.03)                    --           --           --
                                                             --------------------   --------------------     --------     --------
 Total Distributions                                                        (0.03)                 (9.00)       (6.13)          --
                                                             --------------------   --------------------     --------     --------
Net Asset Value, End of Period                               $              13.39   $              16.44     $  30.84     $  21.69
                                                             ====================   ====================     ========     ========
Total Return(4)                                                            (18.45)%               (22.07)%      86.13%       57.86%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                              $              3,779   $              3,165     $  2,136     $    140
Ratio of Expenses to Average Net Assets                                      2.68%                  2.68%        2.71%        2.78%
Ratio of Net Loss to Average Net Assets                                     (2.28)%                (1.68)%      (2.06)%      (2.36)%
Ratio of Expenses to Average Net Assets (excluding waivers)                  2.72%                  2.74%        2.71%        2.78%
Ratio of Net Loss to Average Net Assets (excluding waivers)                 (2.32)%                (1.74)%      (2.06)%      (2.36)%
Portfolio Turnover Rate                                                       123%                   125%         179%         200%



(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      68 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP GROWTH OPPORTUNITIES FUND (CONTINUED)


                                                                  Fiscal year             Fiscal period
                                                                     ended                    ended
CLASS C SHARES                                                September 30, 2002     September 30, 2001(1,2)
                                                              --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $              16.90     $              16.34
                                                              --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                (0.19)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                             (2.91)                    0.56
                                                              --------------------     --------------------
 Total From Investment Operations                                            (3.10)                    0.56
                                                              --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                         --                       --
 Distributions (from capital gains)                                             --                       --
 Distributions (from return of capital)                                      (0.03)                      --
                                                              --------------------     --------------------
 Total Distributions                                                         (0.03)                      --
                                                              --------------------     --------------------
Net Asset Value, End of Period                                $              13.77     $              16.90
                                                              ====================     ====================
Total Return(3)                                                             (18.42)%                   3.43%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $                260     $                  1
Ratio of Expenses to Average Net Assets                                       2.68%                    1.63%
Ratio of Net Loss to Average Net Assets                                      (2.31)%                  (0.41)%
Ratio of Expenses to Average Net Assets (excluding waivers)                   2.72%                    1.76%
Ratio of Net Loss to Average Net Assets (excluding waivers)                  (2.35)%                  (0.54)%
Portfolio Turnover Rate                                                        123%                     125%

(1)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      69 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                      Fiscal year ended September 30,
CLASS A SHARES                                       2002(1)         2001(1)         2000          1999         1998(2)
                                                   ---------       ---------       ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period               $   13.40       $   17.09       $   13.94     $   13.58     $   18.20
                                                   ---------       ---------       ---------     ---------     ---------
Investment Operations:
 Net Investment Income (Loss)                          (0.02)           0.02           (0.01)         0.01          0.04
 Net Gains (Losses) on Investments
  (both realized and unrealized)                       (0.13)          (0.97)           3.23          1.47         (3.38)
                                                   ---------       ---------       ---------     ---------     ---------
 Total From Investment Operations                      (0.15)          (0.95)           3.22          1.48         (3.34)
                                                   ---------       ---------       ---------     ---------     ---------
Less Distributions:
 Dividends (from net investment income)                   --           (0.05)             --         (0.01)        (0.01)
 Distributions (from capital gains)                    (1.99)          (2.69)          (0.07)        (1.11)        (1.27)
                                                   ---------       ---------       ---------     ---------     ---------
 Total Distributions                                   (1.99)          (2.74)          (0.07)        (1.12)        (1.28)
                                                   ---------       ---------       ---------     ---------     ---------
Net Asset Value, End of Period                     $   11.26       $   13.40       $   17.09     $   13.94     $   13.58
                                                   =========       =========       =========     =========     =========
Total Return(4)                                        (2.19)%         (6.36)%         23.19%        11.12%       (19.48)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $  27,205       $  34,292       $  35,858     $  11,567     $  13,551
Ratio of Expenses to Average Net Assets                 1.23%           1.15%           1.14%         1.14%         1.13%
Ratio of Net Income (Loss) to Average Net Assets       (0.12)%          0.11%          (0.13)%       (0.17)%        0.15%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.26%           1.15%           1.16%         1.14%         1.13%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                   (0.15)%          0.11%          (0.15)%       (0.17)%        0.15%
Portfolio Turnover Rate                                   37%             53%             73%           44%           21%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                      Fiscal period
                                                          ended
CLASS A SHARES                                     November 30, 1997(3)
                                                   --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $              17.86
                                                   --------------------
Investment Operations:
 Net Investment Income (Loss)                                     (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   0.37
                                                   --------------------
 Total From Investment Operations                                  0.34
                                                   --------------------
Less Distributions:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
                                                   --------------------
 Total Distributions                                                 --
                                                   --------------------
Net Asset Value, End of Period                     $              18.20
                                                   ====================
Total Return(4)                                                    1.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $             19,194
Ratio of Expenses to Average Net Assets                            1.37%
Ratio of Net Income (Loss) to Average Net Assets                  (0.38)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                               1.37%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (0.38)%
Portfolio Turnover Rate                                               3%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 1998, the fund's fiscal year end changed from November 30 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 1997, the fund's fiscal year end changed from July 31 to November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                          Fiscal year ended September 30,
CLASS B SHARES                               2002(1)      2001(1)       2000         1999        1998(2)
                                          --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period      $  13.01     $  16.76     $  13.77     $  13.53     $  18.23
                                          --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Loss                         (0.11)       (0.09)       (0.09)        0.02         0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)             (0.11)       (0.97)        3.15         1.33        (3.43)
                                          --------     --------     --------     --------     --------
 Total From Investment Operations            (0.22)       (1.06)        3.06         1.35        (3.42)
                                          --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)         --           --           --           --        (0.01)
 Distributions (from capital gains)          (1.99)       (2.69)       (0.07)       (1.11)       (1.27)
                                          --------     --------     --------     --------     --------
 Total Distributions                         (1.99)       (2.69)       (0.07)       (1.11)       (1.28)
                                          --------     --------     --------     --------     --------
Net Asset Value, End of Period            $  10.80     $  13.01     $  16.76     $  13.77     $  13.53
                                          ========     ========     ========     ========     ========
Total Return(4)                              (2.91)%      (7.24)%      22.31%       10.16%      (19.91)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $ 12,008     $ 12,392     $ 13,646     $  1,005     $    618
Ratio of Expenses to Average Net Assets       1.98%        1.90%        1.88%        1.89%        1.88%
Ratio of Net Loss to Average Net Assets      (0.87)%      (0.64)%      (0.89)%      (0.93)%      (0.53)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                         (2.01)%       1.90%        1.90%        1.89%        1.88%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                         (0.90)%      (0.64)%      (0.91)%      (0.93)%      (0.53)%
Portfolio Turnover Rate                         37%          53%          73%          44%          21%

[WIDE TABLE CONTINUED FROM ABOVE]

                                             Fiscal period
                                                 ended
CLASS B SHARES                            November 30, 1997(3)
                                          --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $              18.22
                                          --------------------
Investment Operations:
 Net Investment Loss                                        --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                          0.01
                                          --------------------
 Total From Investment Operations                         0.01
                                          --------------------
Less Distributions:
 Dividends (from net investment income)                     --
 Distributions (from capital gains)                         --
                                          --------------------
 Total Distributions                                        --
                                          --------------------
Net Asset Value, End of Period            $              18.23
                                          ====================
Total Return(4)                                           0.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $                  1
Ratio of Expenses to Average Net Assets                   1.90%
Ratio of Net Loss to Average Net Assets                  (1.53)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      1.90%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                     (1.53)%
Portfolio Turnover Rate                                      3%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 1998, the fund's fiscal year end changed from November 30 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Class B shares have been offered since November 24, 1997. All ratios for the period have been annualized, except total return.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      70 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

SMALL CAP VALUE FUND (CONTINUED)


                                                                                Fiscal period ended September 30,
CLASS C SHARES                                                          2002(1)       2001(1)        2000         1999(2)
                                                                       ---------     ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $   13.13     $   16.88     $   13.87     $   13.48
                                                                       ---------     ---------     ---------     ---------
Investment Operations:
 Net Investment Income                                                     (0.11)        (0.10)        (0.06)         0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (0.12)        (0.95)         3.14          0.38
                                                                       ---------     ---------     ---------     ---------
 Total From Investment Operations                                          (0.23)        (1.05)         3.08          0.39
                                                                       ---------     ---------     ---------     ---------
Less Distributions:
 Dividends (from net investment income)                                       --         (0.01)           --            --
 Distributions (from capital gains)                                        (1.99)        (2.69)        (0.07)           --
                                                                       ---------     ---------     ---------     ---------
 Total Distributions                                                       (1.99)        (2.70)        (0.07)           --
                                                                       ---------     ---------     ---------     ---------
Net Asset Value, End of Period                                         $   10.91     $   13.13     $   16.88     $   13.87
                                                                       =========     =========     =========     =========
Total Return(3)                                                            (2.96)%       (7.08)%       22.29%         2.89%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $   4,873     $   4,547     $   1,099     $     116
Ratio of Expenses to Average Net Assets                                     1.98%         1.90%         1.88%         1.89%
Ratio of Net Income (Loss) to Average Net Assets                           (0.87)%       (0.65)%       (0.84)%       (1.04)%
Ratio of Expenses to Average Net Assets (excluding waivers)                 2.01%         1.90%         1.91%         1.89%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)       (0.90)%       (0.65)%       (0.87)%       (1.04)%
Portfolio Turnover Rate                                                       37%           53%           73%           44%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      71 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                  2002(1)        2001(1)          2000         1999         1998
                                                                --------       --------       --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  13.12       $  12.71       $  10.78     $  12.17     $  14.97
                                                                --------       --------       --------     --------     --------
Investment Operations:
 Net Investment Income                                              0.71           0.76           0.74         0.65         0.63
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    0.61           0.32           2.00        (1.36)       (2.40)
                                                                --------       --------       --------     --------     --------
 Total From Investment Operations                                   1.32           1.08           2.74        (0.71)       (1.77)
                                                                --------       --------       --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                            (0.69)         (0.64)         (0.79)       (0.67)       (0.70)
 Distributions (from capital gains)                                   --             --             --           --        (0.33)
 Distributions (from return of capital)                            (0.07)         (0.03)         (0.02)       (0.01)          --
                                                                --------       --------       --------     --------     --------
 Total Distributions                                               (0.76)         (0.67)         (0.81)       (0.68)       (1.03)
                                                                --------       --------       --------     --------     --------
Net Asset Value, End of Period                                  $  13.68       $  13.12       $  12.71     $  10.78     $  12.17
                                                                ========       ========       ========     ========     ========
Total Return(2)                                                    10.07%          8.69%         26.68%       (5.89)%     (12.42)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 15,422       $  2,421       $  2,035     $  1,518     $  2,027
Ratio of Expenses to Average Net Assets                             1.23%          1.04%          1.05%        1.05%        1.05%
Ratio of Net Income to Average Net Assets                           5.06%          5.89%          6.59%        5.52%        4.71%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.32%          1.25%          1.24%        1.18%        1.18%
Ratio of Net Income to Average Net Assets (excluding waivers)       4.97%          5.68%          6.40%        5.39%        4.58%
Portfolio Turnover Rate                                               99%            85%            45%          21%          36%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                Fiscal year ended September 30,
CLASS B SHARES                                                   2002(1)        2001(1)        2000          1999         1998
                                                                --------       --------       --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  13.02       $  12.61       $  10.69     $  12.08     $  14.86
                                                                --------       --------       --------     --------     --------
Investment Operations:
 Net Investment Income                                              0.59           0.65           0.64         0.55         0.52
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    0.61           0.33           2.00        (1.34)       (2.37)
                                                                --------       --------       --------     --------     --------
 Total From Investment Operations                                   1.20           0.98           2.64         0.79        (1.85)
                                                                --------       --------       --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                            (0.60)         (0.54)         (0.69)       (0.57)       (0.60)
 Distributions (from capital gains)                                   --             --             --           --        (0.33)
 Distributions (from return of capital)                            (0.07)         (0.03)         (0.03)       (0.03)          --
                                                                --------       --------       --------     --------     --------
 Total Distributions                                               (0.67)         (0.57)         (0.72)       (0.60)       (0.93)
                                                                --------       --------       --------     --------     --------
Net Asset Value, End of Period                                  $  13.55       $  13.02       $  12.61     $  10.69     $  12.08
                                                                ========       ========       ========     ========     ========
Total Return(2)                                                     9.21%          7.93%         25.81%       (6.68)%     (13.04)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $  2,577       $  1,724       $  1,874     $  2,192     $  3,026
Ratio of Expenses to Average Net Assets                             1.98%          1.79%          1.80%        1.80%        1.80%
Ratio of Net Income to Average Net Assets                           4.27%          5.13%          5.79%        4.75%        3.98%
Ratio of Expenses to Average Net Assets (excluding waivers)         2.07%          2.00%          1.99%        1.93%        1.93%
Ratio of Net Income to Average Net Assets (excluding waivers)       4.18%          4.92%          5.60%        4.62%        3.85%
Portfolio Turnover Rate                                               99%            85%            45%          21%          36%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      72 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

REAL ESTATE SECURITIES FUND (CONTINUED)

                                                                   Fiscal period ended September 30,
CLASS C SHARES                                                   2002(1)        2001(1)        2000(2)
                                                                --------       --------       --------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  13.08       $  12.68       $  10.61
                                                                --------       --------       --------
Investment Operations:
 Net Investment Income                                              0.62           0.68           0.50
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    0.59           0.30           2.14
                                                                --------       --------       --------
 Total From Investment Operations                                   1.21           0.98           2.64
                                                                --------       --------       --------
Less Distributions:
 Dividends (from net investment income)                            (0.60)         (0.59)         (0.57)
 Distributions (from capital gains)                                   --             --             --
 Distributions (from return of capital)                            (0.07)            --             --
                                                                --------       --------       --------
 Total Distributions                                               (0.67)         (0.59)         (0.57)
                                                                --------       --------       --------
Net Asset Value, End of Period                                  $  13.62       $  13.08       $  12.68
                                                                ========       ========       ========
Total Return(3)                                                     9.27%          7.93%         25.56%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $    986       $    341       $    164
Ratio of Expenses to Average Net Assets                             1.98%          1.79%          1.80%
Ratio of Net Income to Average Net Assets                           4.43%          5.27%          5.79%
Ratio of Expenses to Average Net Assets (excluding waivers)         2.07%          2.00%          1.99%
Ratio of Net Income to Average Net Assets (excluding waivers)       4.34%          5.06%          5.60%
Portfolio Turnover Rate                                               99%            85%            45%


(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      73 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
TECHNOLOGY FUND


                                                                                 Fiscal year ended September 30,
CLASS A SHARES                                                 2002(1)         2001(1)           2000          1999         1998
                                                              ---------       ---------       ---------     ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $    6.36       $   47.68       $   34.22     $   15.60    $   20.20
                                                              ---------       ---------       ---------     ---------    ---------
Investment Operations:
 Net Investment Income (Loss)                                     (0.07)          (0.15)          (0.35)        (0.18)       (0.13)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  (2.00)         (33.55)          24.87         19.55        (3.26)
                                                              ---------       ---------       ---------     ---------    ---------
 Total From Investment Operations                                 (2.07)         (33.70)          24.52         19.37        (3.39)
                                                              ---------       ---------       ---------     ---------    ---------
Less Distributions:
 Dividends (from net investment income)                              --              --              --            --           --
 Distributions (from capital gains)                                  --            7.62          (11.06)        (0.75)       (1.21)
                                                              ---------       ---------       ---------     ---------    ---------
 Total Distributions                                                 --           (7.62)         (11.06)        (0.75)       (1.21)
                                                              ---------       ---------       ---------     ---------    ---------
Net Asset Value, End of Period                                $    4.29       $    6.36       $   47.68     $   34.22    $   15.60
                                                              =========       =========       =========     =========    =========
Total Return(2)                                                  (32.55)%        (83.30)%         80.11%       128.71%      (16.69)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $  18,267       $  29,084       $ 155,533     $  21,491    $   7,703
Ratio of Expenses to Average Net Assets                            1.23%           1.15%           1.15%         1.15%        1.15%
Ratio of Net Loss to Average Net Assets                           (0.89)%         (0.88)%         (0.93)%       (0.80)%      (0.60)%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.70%           1.22%           1.15%         1.16%        1.15%
Ratio of Net Loss to Average Net Assets (excluding waivers)       (1.36)%         (0.95)%         (0.93)%       (0.81)%      (0.60)%
Portfolio Turnover Rate                                             288%            269%            195%          184%         124%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                 2002(1)        2001(1)        2000         1999         1998
                                                              --------       --------       --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $   5.77       $  44.40       $  32.59     $  14.99     $  19.58
                                                              --------       --------       --------     --------     --------
Investment Operations:
 Net Investment Loss                                             (0.11)         (0.26)         (0.35)       (0.34)       (0.24)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (1.80)        (30.75)         23.22        18.69        (3.14)
                                                              --------       --------       --------     --------     --------
 Total From Investment Operations                                (1.91)        (31.01)         22.87        18.35        (3.38)
                                                              --------       --------       --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                             --             --             --           --           --
 Distributions (from capital gains)                                 --          (7.62)        (11.06)       (0.75)       (1.21)
                                                              --------       --------       --------     --------     --------
 Total Distributions                                                --          (7.62)        (11.06)       (0.75)       (1.21)
                                                              --------       --------       --------     --------     --------
Net Asset Value, End of Period                                $   3.86       $   5.77       $  44.40     $  32.59     $  14.99
                                                              ========       ========       ========     ========     ========
Total Return(2)                                                 (33.10)%       (83.42)%        78.77%      127.09%      (17.21)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $ 11,190       $ 15,974       $ 97,003     $ 20,866     $  7,499
Ratio of Expenses to Average Net Assets                           1.98%          1.90%          1.90%        1.90%        1.90%
Ratio of Net Loss to Average Net Assets                          (1.64)%        (1.63)%        (1.68)%      (1.56)%      (1.38)%
Ratio of Expenses to Average Net Assets (excluding waivers)       2.45%          1.97%          1.90%        1.91%        1.90%
Ratio of Net Loss to Average Net Assets (excluding waivers)      (2.11)%        (1.70)%        (1.68)%      (1.57)%      (1.38)%
Portfolio Turnover Rate                                            288%           269%           195%         184%         124%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      74 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

TECHNOLOGY FUND (CONTINUED)

                                                                   Fiscal period ended September 30,
CLASS C SHARES                                                 2002(1)          2001(1)          2000(2)
                                                              ----------       ----------       ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $     6.28       $    47.49       $    50.30
                                                              ----------       ----------       ----------
Investment Operations:
 Net Investment Loss                                               (0.12)           (0.26)           (0.35)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (1.96)          (33.33)           (2.46)
                                                              ----------       ----------       ----------
 Total From Investment Operations                                  (2.08)          (33.59)           (2.81)
                                                              ----------       ----------       ----------
Less Distributions:
 Dividends (from net investment income)                               --               --               --
 Distributions (from capital gains)                                   --            (7.62)              --
                                                              ----------       ----------       ----------
 Total Distributions                                                  --            (7.62)              --
                                                              ----------       ----------       ----------
Net Asset Value, End of Period                                $     4.20       $     6.28       $    47.49
                                                              ==========       ==========       ==========
Total Return(3)                                                   (33.12)%         (83.43)%          (5.59)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $    5,064       $    9,010       $   33,605
Ratio of Expenses to Average Net Assets                             1.98%            1.90%            1.90%
Ratio of Net Loss to Average Net Assets                            (1.64)%          (1.63)%          (1.67)%
Ratio of Expenses to Average Net Assets (excluding waivers)         2.45%            1.98%            1.88%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (2.11)%          (1.71)%          (1.65)%
Portfolio Turnover Rate                                              288%             269%             195%


(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      75 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
INTERNATIONAL FUND

                                              Fiscal year             Fiscal period             Fiscal period
                                                  ended                    ended                     ended
CLASS A SHARES                            September 30, 2002(1)   September 30, 2001(1,2)   October 31, 2000(1,3)
                                          --------------------     --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $               8.96     $              13.96     $              15.94
                                          --------------------     --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                               --                     0.10                    (0.03)
 Net Gains (Losses) on Investments
 (both realized and unrealized)                          (1.63)                   (3.63)                   (0.42)
                                          --------------------     --------------------     --------------------
 Total From Investment Operations                        (1.63)                   (3.53)                   (0.45)
                                          --------------------     --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                     --                    (0.10)                   (0.10)
 Distributions (from capital gains)                         --                    (1.37)                   (1.43)
                                          --------------------     --------------------     --------------------
 Total Distributions                                        --                    (1.47)                   (1.53)
                                          --------------------     --------------------     --------------------
Net Asset Value, End of Period            $               7.33     $               8.96     $              13.96
                                          ====================     ====================     ====================
Total Return(4)                                         (18.19)%                 (28.00)%                  (3.59)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $             37,232     $             64,907     $              3,591
Ratio of Expenses to Average Net Assets                   1.60%                    1.49%                    1.58%
Ratio of Net Income (Loss) to Average
 Net Assets                                               0.04%                    1.02%                   (0.26)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      1.66%                    1.59%                    1.76%
Ratio of Net Income (Loss) to Average
 Net Assets (excluding waivers)                          (0.02)%                   0.92%                   (0.44)%
Portfolio Turnover Rate                                     72%                      72%                      90%

[WIDE TABLE CONTINUED FROM ABOVE]


                                             Fiscal years ended November 30,
CLASS A SHARES                              1999          1998          1997
                                          ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period      $   12.42     $   11.22     $   11.28
                                          ---------     ---------     ---------
Investment Operations:
 Net Investment Income (Loss)                    --          0.01         (0.02)
 Net Gains (Losses) on Investments
 (both realized and unrealized)                4.26          1.66          0.30
                                          ---------     ---------     ---------
 Total From Investment Operations              4.26          1.67          0.28
                                          ---------     ---------     ---------
Less Distributions:
 Dividends (from net investment income)       (0.04)        (0.07)        (0.05)
 Distributions (from capital gains)           (0.70)        (0.40)        (0.29)
                                          ---------     ---------     ---------
 Total Distributions                          (0.74)        (0.47)        (0.34)
                                          ---------     ---------     ---------
Net Asset Value, End of Period            $   15.94     $   12.42     $   11.22
                                          =========     =========     =========
Total Return(4)                               36.62%        15.33%         2.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $   3,939     $   3,154     $   2,854
Ratio of Expenses to Average Net Assets        1.56%         1.58%         1.59%
Ratio of Net Income (Loss) to Average
 Net Assets                                   (0.01)%        0.02%        (0.20)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           1.75%         1.75%         1.75%
Ratio of Net Income (Loss) to Average
 Net Assets (excluding waivers)               (0.20)%       (0.15)%       (0.36)%
Portfolio Turnover Rate                          94%           89%           75%


(1)Per share data calculated using average shares outstanding method.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                Fiscal year             Fiscal period            Fiscal period
                                                   ended                    ended                    ended
CLASS B SHARES                            September 30, 2002(1)   September 30, 2001(1,2)   October 31, 2000(1,3)
                                          --------------------     --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $               8.45     $              13.28     $              15.27
                                          --------------------     --------------------     --------------------
Investment Operations:
 Net Investment Loss                                     (0.06)                    0.01                    (0.10)
 Net Gains (Losses) on Investments
 (both realized and unrealized)                          (1.54)                   (3.43)                   (0.42)
                                          --------------------     --------------------     --------------------
 Total From Investment Operations                        (1.60)                   (3.42)                   (0.52)
                                          --------------------     --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                     --                    (0.07)                   (0.07)
 Distributions (from capital gains)                         --                    (1.34)                   (1.40)
                                          --------------------     --------------------     --------------------
 Total Distributions                                        --                    (1.41)                   (1.47)
                                          --------------------     --------------------     --------------------
Net Asset Value, End of Period            $               6.85     $               8.45     $              13.28
                                          ====================     ====================     ====================
Total Return(4)                                         (18.94)%                 (28.57)%                  (4.22)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $              7,459     $             10,857     $                732
Ratio of Expenses to Average Net Assets                   2.35%                    2.17%                    2.28%
Ratio of Net Loss to Average Net Assets                  (0.68)%                   0.06%                   (0.96)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      2.41%                    2.27%                    2.46%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                     (0.74)%                  (0.04)%                  (1.14)%
Portfolio Turnover Rate                                     72%                      72%                      90%

[WIDE TABLE CONTINUED FROM ABOVE]


                                            Fiscal years ended November 30,
CLASS B SHARES                              1999         1998         1997
                                          --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period      $  11.97     $  10.87     $  10.99
                                          --------     --------     --------
Investment Operations:
 Net Investment Loss                         (0.09)       (0.08)       (0.08)
 Net Gains (Losses) on Investments
 (both realized and unrealized)               4.09         1.60         0.28
                                          --------     --------     --------
 Total From Investment Operations             4.00         1.52         0.20
                                          --------     --------     --------
Less Distributions:
 Dividends (from net investment income)      (0.01)       (0.02)       (0.03)
 Distributions (from capital gains)          (0.69)       (0.40)       (0.29)
                                          --------     --------     --------
 Total Distributions                         (0.70)       (0.42)       (0.32)
                                          --------     --------     --------
Net Asset Value, End of Period            $  15.27     $  11.97     $  10.87
                                          ========     ========     ========
Total Return(4)                              35.65%       14.48%        1.82%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $    781     $    624     $    562
Ratio of Expenses to Average Net Assets       2.26%        2.28%        2.29%
Ratio of Net Loss to Average Net Assets      (0.71)%      (0.70)%      (0.91)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                          2.45%        2.45%        2.45%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                         (0.90)%      (0.87)%      (1.07)%
Portfolio Turnover Rate                         94%          89%          75%


(1)Per share data calculated using average shares outstanding method.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      76 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

International FUND (CONTINUED)


                                                                   Fiscal year            Fiscal period
                                                                      ended                   ended
CLASS C SHARES                                                September 30, 2002(1)   September 30, 2001(1,2)
                                                              --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $               8.75     $               8.31
                                                              --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                (0.06)                    0.01
 Net Gains (Losses) on Investments
 (both realized and unrealized)                                              (1.60)                    0.43
                                                              --------------------     --------------------
 Total From Investment Operations                                            (1.66)                    0.44
                                                              --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                         --                       --
 Distributions (from capital gains)                                             --                       --
                                                              --------------------     --------------------
 Total Distributions                                                            --                       --
                                                              --------------------     --------------------
Net Asset Value, End of Period                                $               7.09     $               8.75
                                                              ====================     ====================
Total Return(3)                                                             (18.97)%                   5.29%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $             11,027     $             17,806
Ratio of Expenses to Average Net Assets                                       2.35%                    1.48%
Ratio of Net Loss to Average Net Assets                                      (0.71)%                   4.15%
Ratio of Expenses to Average Net Assets (excluding waivers)                   2.41%                    1.48%
Ratio of Net Loss to Average Net Assets (excluding waivers)                  (0.77)%                   4.15%
Portfolio Turnover Rate                                                         72%                      72%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      77 Prospectus - First American Stock Funds
                                            Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.

SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS -  STOCK FUNDS

                                   STOCK FUNDS
                                     CLASS S SHARES


                                           BALANCED FUND
                                           EQUITY INCOME FUND
                                           LARGE CAP GROWTH OPPORTUNITIES FUND*
                                           LARGE CAP SELECT FUND
                                           LARGE CAP VALUE FUND
                                           MID CAP GROWTH OPPORTUNITIES FUND*
                                           MID CAP VALUE FUND
                                           SMALL CAP GROWTH OPPORTUNITIES FUND*
                                           SMALL CAP SELECT FUND*
                                           SMALL CAP VALUE FUND
                                           REAL ESTATE SECURITIES FUND
                                           TECHNOLOGY FUND
                                           INTERNATIONAL FUND

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO FUND
 NAME CHANGES.



 AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Balanced Fund                                              4
--------------------------------------------------------------------------------
  Equity Income Fund                                         7
--------------------------------------------------------------------------------
  Large Cap Growth Opportunities Fund                        9
--------------------------------------------------------------------------------
  Large Cap Select Fund                                     12
--------------------------------------------------------------------------------
  Large Cap Value Fund                                      14
--------------------------------------------------------------------------------
  Mid Cap Growth Opportunities Fund                         17
--------------------------------------------------------------------------------
  Mid Cap Value Fund                                        19
--------------------------------------------------------------------------------
  Small Cap Growth Opportunities Fund                       21
--------------------------------------------------------------------------------
  Small Cap Select Fund                                     24
--------------------------------------------------------------------------------
  Small Cap Value Fund                                      26
--------------------------------------------------------------------------------
  Real Estate Securities Fund                               29
--------------------------------------------------------------------------------
  Technology Fund                                           31
--------------------------------------------------------------------------------
  International Fund                                        34
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                 36
--------------------------------------------------------------------------------
  Managing Your Investment                                  38
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                39
--------------------------------------------------------------------------------
  More About The Funds                                      41
--------------------------------------------------------------------------------
  Financial Highlights                                      45
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                Back Cover
--------------------------------------------------------------------------------

*PLEASE NOTE THAT, EFFECTIVE JANUARY 31, 2003, THE FOLLOWING FUNDS' NAMES WERE CHANGED AS SET FORTH BELOW:

  FUND NAME PRIOR TO JANUARY 31, 2003      FUND NAME EFFECTIVE JANUARY 31, 2003
-------------------------------------      -------------------------------------
  Large Cap Core Fund                 -->  Large Cap Growth Opportunities Fund
  Mid Cap Core Fund                   -->  Mid Cap Growth Opportunities Fund
  Micro Cap Fund                      -->  Small Cap Growth Opportunities Fund
  Small Cap Core Fund                 -->  Small Cap Select Fund

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                       1 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
BALANCED FUND

--------------------------------------------------------------------------------
OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies defined as companies that have market capitalization within the range of market capitalizations of companies constituting the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies representing approximately 98% of the investable U.S. equity market. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund's advisor invests in securities that it believes:

o  are undervalued relative to other securities in the same industry or market,

o  exhibit good or improving fundamentals,

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund's advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings,

o  strong competitive position,

o  strong management,

o  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds - Investment Strategies".

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                       2 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
BALANCED FUND CONTINUED
--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark indices, which are broad measures of market performance. The performance information reflects fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


 -8.60%    -12.15%
-------------------
  2001       2002


Best Quarter:
Quarter ending   December 31, 2001       7.48%
Worst Quarter:
Quarter ending   September 30, 2001    (10.02)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                           Since
AS OF 12/31/02(1)                                                               Date        One Year       Inception
Balanced Fund
 Class S (return before taxes)                                              11/27/00          (12.15)%         (9.48)%
 Class S (return after taxes on distributions)                                                (12.82)%        (10.23)%
 Class S (return after taxes on distributions and sale of fund shares)                         (7.44)%         (7.82)%
Russell 3000 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (21.54)%        (15.37)%
Lehman Aggregate Bond Index(3)                                                                                  9.92%
(reflects no deduction for fees, expenses, or taxes)                                           10.25%
Standard & Poor's 500 Composite Index(4)
(reflects no deduction for fees, expenses, or taxes)                                          (22.10)%        (16.33)%


(1)On 9/24/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to 9/24/01 that of Firstar Balanced Growth Fund.


(2)An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Composite Index and the Lehman Aggregate Bond Index as benchmarks. Going forward, the fund will use the Russell 3000 Index, and it will continue to use the Lehman Aggregate Bond Index, as comparisons, because the composition of these indices better matches the fund's investment objective and strategies, respectively, for the equity and fixed income portions of the fund's portfolio. The since inception performance of the indices for Class S shares is calculated from 11/30/00.

(3)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the indices is calculated from 11/30/00.

(4)An unmanaged index of large-capitalization stocks. The since inception performance for the indices is calculated from 11/30/00.


                                       3 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
BALANCED FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.33%
 Total Annual Fund Operating Expenses                              1.23%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                      1.05%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.05%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  125
   3 years                                                                $  390
   5 years                                                                $  676
  10 years                                                                $1,489


                                       4 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
EQUITY INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:

o  the ability to pay above average dividends.

o  the ability to finance expected growth.

o  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.


The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Equity Income Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       5 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
EQUITY INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  -18.13%
-----------
    2002

Best Quarter:
Quarter ending   December 31, 2002       7.72%
Worst Quarter:
Quarter ending   September 30, 2002    (16.75)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                             Since
AS OF 12/31/02                                                                  Date          One Year       Inception
Equity Income Fund
 Class S (return before taxes)                                               9/24/01          (18.13)%         (7.26)%
 Class S (return after taxes on distributions)                                                (18.63)%         (7.95)%
 Class S (return after taxes on distributions and sale of fund shares)                        (11.11)%         (6.09)%
Standard & Poor's 500 Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (22.10)%        (11.19)%



(1)An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
                                                                   0.30%
 Total Annual Fund Operating Expenses                              1.20%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                          (0.05)%
 NET EXPENSES (AFTER WAIVERS)                                      1.15%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  122
   3 years                                                                $  381
   5 years                                                                $  660
  10 years                                                                $1,455

                                6 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Opportunities Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       7 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


  -22.40%       -25.28%
-------------------------
   2001           2002


Best Quarter:
Quarter ending   December 31, 2001      11.43%
Worst Quarter:
Quarter ending   September 30, 2001    (17.50)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                           Since
AS OF 12/31/02(1)                                                               Date        One Year       Inception
Large Cap Growth Opportunities Fund
 Class S (return before taxes)                                              11/27/00          (25.28)%         (23.41)%
 Class S (return after taxes on distributions)                                                (25.34)%         (23.46)%
 Class S (return after taxes on distributions and sale of fund shares)                        (15.52)%         (18.16)%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (27.88)%         (24.57)%
Standard & Poor's 500 Composite Index(3)
(reflects no deduction for fees, expenses, or taxes)                                          (22.10)%         (16.33)%



(1)Effective 1/31/03, the fund changed its name from Large Cap Core Fund to Large Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund.


(2)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Composite Index. Going forward, the fund will use the Russell 1000 Growth Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices for is calculated from 11/30/00.


(3)An unmanaged index of large capitalization stocks. The since inception performance of the indices is calculated from 11/30/00.


                                       8 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.32%
 Total Annual Fund Operating Expenses                              1.22%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.07)%
 NET EXPENSES (AFTER WAIVERS)                                      1.15%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  124
   3 years                                                                $  387
   5 years                                                                $  670
  10 years                                                                $1,477

                                       9 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP SELECT FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Select Fund's objective is capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Large Cap Select invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the S&P 500 Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $209 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.


In selecting value stocks, the fund's advisor invests in securities that it believes:

o  are undervalued relative to other securities in the same industry or market,

o  exhibit good or improving fundamentals,

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund's advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings,

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on the United States stock exchange or represented by American Depository Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or large-capitalization stocks may underperform the market as a whole.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


Because this fund has not been offered prior to the date of this prospectus, no performance information is presented.

                                      10 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP SELECT FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses(2)
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.35%
 Total Annual Fund Operating Expenses                              1.25%



(1)THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.



 WAIVER OF FUND EXPENSES                                          (0.10)%
 NET EXPENSES (AFTER WAIVERS)                                      1.15%


(2)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  127
   3 years                                                                $  397
   5 years                                                                $  686
  10 years                                                                $1,511


                                      11 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes:


o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Large Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      12 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP VALUE FUND CONTINUED
--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  -20.99%
-----------
    2002

Best Quarter:
Quarter ending   December 31, 2001       9.43%
Worst Quarter:
Quarter ending   September 30, 2002    (18.82)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                           Since
AS OF 12/31/02                                                                  Date        One Year       Inception
Large Cap Value Fund
 Class S (return before taxes)                                               9/24/01          (20.99)%         (7.87)%
 Class S (return after taxes on distributions)                                                (21.32)%         (8.23)%
 Class S (return after taxes on distributions and sale of fund shares)                        (12.87)%         (6.44)%
Russell 1000 Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (15.52)%         (7.51)%



(1)An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 9/30/01.


                                      13 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
LARGE CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.30%
 Total Annual Fund Operating Expenses                              1.20%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.05)%
 NET EXPENSES (AFTER WAIVERS)                                      1.15%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  122
   3 years                                                                $  381
   5 years                                                                $  660
  10 years                                                                $1,455


                                      14 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
MID CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's MidCap 400 Index (S&P 400 Index). This index measures the performance of 400 selected common stocks representing the middle capitalization segment of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $48 million to $7.2 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  above average growth in revenue and earnings.


o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      15 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
MID CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


 -3.68%   -15.44%
-------------------
  2001      2002


Best Quarter:
Quarter ending   December 31, 2001      18.56%
Worst Quarter:
Quarter ending   September 30, 2001    (19.90)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                              Since
AS OF 12/31/02(1)                                                               Date          One Year        Inception
Mid Cap Growth Opportunities Fund
 Class S (return before taxes)                                              12/11/00          (15.44)%         (10.66)%
 Class S (return after taxes on distributions)                                                (15.44)%         (10.66)%
 Class S (return after taxes on distributions and sale of fund shares)                         (9.48)%          (8.42)%
Standard & Poor's MidCap 400 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (14.51)%          (7.82)%



(1)Effective 1/31/03, the fund changed its name from Mid Cap Core Fund to Mid Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

(2)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 12/31/00.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.31%
 Total Annual Fund Operating Expenses                              1.26%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                          (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                      1.20%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.20%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  128
   3 years                                                                $  400
   5 years                                                                $  692
  10 years                                                                $1,523


                                      16 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
MID CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $163 million to $11.4 billion.


In selecting stocks, the fund's advisor invests in securities it believes:

o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of a fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States or domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      17 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
MID CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  -9.28%
----------
   2002


Best Quarter:
Quarter ending   December 31, 2001      12.97%
Worst Quarter:
Quarter ending   September 30, 2002    (16.51)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                            Since
AS OF 12/31/02                                                                  Date          One Year      Inception
Mid Cap Value Fund
 Class S (return before taxes)                                               9/24/01           (9.28)%          4.55%
 Class S (return after taxes on distributions)                                                 (9.54)%          4.22%
 Class S (return after taxes on distributions and sale of fund shares)                         (5.68)%          3.49%
Russell Midcap Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                                           (9.65)%          0.98%



(1)An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.31%
 Total Annual Fund Operating Expenses                              1.26%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                          (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                      1.20%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.20%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  128
   3 years                                                                $  400
   5 years                                                                $  692
  10 years                                                                $1,523

                                      18 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Opportunities Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  above average growth in revenue and earnings.


o  strong competitive position.

o  strong management.

o  sound financial condition.


The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund's total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.


RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISK OF SELLING SECURITIES SHORT. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund "closes out" the short position (by acquiring the security in the open market). The fund's risk of loss also increases if the fund is not able to "close out" the short position at any particular time or at an acceptable price.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      19 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


5.15%    -25.78%
-----------------
2001       2002


Best Quarter:
Quarter ending   December 31, 2001      26.69%
Worst Quarter:
Quarter ending   September 30, 2001    (25.43)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                             Since
AS OF 12/31/02(1)                                                               Date          One Year       Inception
Small Cap Growth Opportunities Fund
 Class S (return before taxes)                                              12/11/00          (25.78)%        (10.64)%
 Class S (return after taxes on distributions)                                                (25.78)%        (10.66)%
 Class S (return after taxes on distributions and sale of fund shares)                        (15.83)%         (8.42)%
Russell 2000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (30.26)%        (20.44)%



(1)On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. Effective 1/31/03, the fund changed its name from Micro Cap Fund to Small Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

(2) An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 12/31/00.


                                      20 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   1.40%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.32%
 Total Annual Fund Operating Expenses                              1.97%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.04)%
 NET EXPENSES (AFTER WAIVERS)                                      1.93%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.93%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  200
   3 years                                                                $  618
   5 years                                                                $1,062
  10 years                                                                $2,296

                                      21 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP SELECT FUND

--------------------------------------------------------------------------------
OBJECTIVE


Small Cap Select Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of the date of this prospectus, market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $23 million to $2.6 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  strong competitive position.


o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.


RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      22 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP SELECT FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


16.90%   10.61%   20.50%   -8.02%   16.75%   19.63%   12.36%   -18.00
----------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001      2002


Best Quarter:
Quarter ending   December 31, 2001      27.42%
Worst Quarter:
Quarter ending   September 30, 1998    (24.96)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                Since
AS OF 12/31/02(1)                                                               Date     One Year  Five Years   Inception
Small Cap Select Fund
 Class S (return before taxes)                                              1/3/94        (18.00)%       3.43%       7.28%
 Class S (return after taxes on distributions)                                            (18.00)%       1.93%       5.01%
 Class S (return after taxes on distributions and sale of fund shares)                    (11.05)%       2.63%       5.12%
Standard & Poor's SmallCap 600 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (14.63)%       2.44%       8.55%



(1)Effective 1/31/03, the fund changed its name from Small Cap Core Fund to Small Cap Select Fund. On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2)An unmanaged, capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The since inception performance of the index is calculated from 1/31/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.30%
 Total Annual Fund Operating Expenses                              1.25%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.04)%
 NET EXPENSES (AFTER WAIVERS)                                      1.21%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.21%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  127
   3 years                                                                $  397
   5 years                                                                $  686
  10 years                                                                $1,511

                                      23 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


In selecting stocks, the fund's advisor invests in securities it believes:

o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States or domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Small Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      24 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  -14.40%
-----------
    2002

Best Quarter:
Quarter ending   December 31, 2001      16.63%
Worst Quarter:
Quarter ending   September 30, 2002    (20.03)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                          Since
AS OF 12/31/02                                                                  Date          One Year    Inception
Small Cap Value Fund
 Class S (return before taxes)                                               9/24/01          (14.40)%        3.29%
 Class S (return after taxes on distributions)                                                (14.42)%        0.72%
 Class S (return after taxes on distributions and sale of fund shares)                         (8.84)%        2.47%
Russell 2000 Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (11.43)%        2.70%



(1)An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 9/30/01.

                                      25 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.32%
 Total Annual Fund Operating Expenses                              1.27%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.04)%
 NET EXPENSES (AFTER WAIVERS)                                      1.23%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  129
   3 years                                                                $  403
   5 years                                                                $  697
  10 years                                                                $1,534

                                      26 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

o equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

o mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

o hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      27 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
REAL ESTATE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  7.11%
---------
  2002

Best Quarter:
Quarter ending   March 31, 2002         8.48%
Worst Quarter:
Quarter ending   September 30, 2002    (7.34)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                            Since
AS OF 12/31/02                                                                  Date         One Year       Inception
Real Estate Securities Fund
 Class S (return before taxes)                                               9/24/01            7.11%          13.17%
 Class S (return after taxes on distributions)                                                  4.41%          10.23%
 Class S (return after taxes on distributions and sale of fund shares)                          4.83%           9.33%
Morgan Stanley REIT Index(1)
(reflects no deduction for fees, expenses, or taxes)                                            3.64%           6.95%



(1)An unmanaged index of the most actively traded real estate investment trusts. The since inception performance for the index is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.37%
 Total Annual Fund Operating Expenses                              1.32%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.09)%
 NET EXPENSES (AFTER WAIVERS)                                      1.23%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  134
   3 years                                                                $  418
   5 years                                                                $  723
  10 years                                                                $1,590


                                      28 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
TECHNOLOGY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Technology Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

o  inexpensive computing power, such as personal computers.

o  improved methods of communications, such as satellite transmission.

o  technology related services such as internet related marketing services.


The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, health care, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small-capitalization companies. The advisor will generally select companies that it believes exhibit positive cash flow, a strong competitive position, strong, ongoing relationships with its customers, above-average growth in revenues, and a sound balance sheet. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE TECHNOLOGY SECTOR. Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      29 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
TECHNOLOGY FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


  -42.14%
-----------
    2002

Best Quarter:
Quarter ending   December 31, 2001      44.03%
Worst Quarter:
Quarter ending   September 30, 2002    (29.56)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                             Since
AS OF 12/31/02                                                                  Date          One Year       Inception
Technology Fund
 Class S (return before taxes)                                               9/24/01          (42.14)%        (19.24)%
 Class S (return after taxes on distributions)                                                (42.14)%        (19.24)%
 Class S (return after taxes on distributions and sale of fund shares)                        (25.87)%        (15.30)%
Merrill Lynch 100 Technology Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (41.46)%        (14.14)%
Standard & Poor's Information Technology Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (37.58)%        (12.88)%



(1)An equally weighted index of the 100 largest technology companies, as measured by market capitalization. Previously, the fund used the Standard & Poor's Information Technology Index. Going forward, the fund will use the Merrill Lynch 100 Technology Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices is calculated from 9/30/01.

(2)An unmanaged index comprised of information technology stocks in the Standard & Poor's 500 Index, which is an unmanaged index of large-capitalization stocks. The since inception performance of the indices is calculated from 9/30/01.


                                      30 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
TECHNOLOGY FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.75%
 Total Annual Fund Operating Expenses                              1.70%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.47)%
 NET EXPENSES (AFTER WAIVERS)                                      1.23%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  173
   3 years                                                                $  536
   5 years                                                                $  923
  10 years                                                                $2,009


                                      31 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
INTERNATIONAL FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

o  that are domiciled in countries other than the United States, or

o that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share, and strength of management.


Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for a rapid economic growth.


Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.


In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in International Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      32 Prospectus - First American Stock Funds
                                                      Class S Shares

FUND SUMMARIES
INTERNATIONAL FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


9.20%   10.00%   4.70%   17.45%   50.47%   -15.66%   -23.45%   -19.31%
----------------------------------------------------------------------
1995     1996    1997     1998     1999      2000      2001      2002

Best Quarter:
Quarter ending   December 31, 1999      27.46%
Worst Quarter:
Quarter ending   September 30, 2002    (19.23)%

AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                   Since
AS OF 12/31/02(1)                                                                 Date        One Year   Five Years  Inception
International Fund
 Class S (return before taxes)                                                 4/24/94        (19.31)%      (1.63)%      1.78%
 Class S (return after taxes on distributions)                                                (19.31)%      (3.35)%      0.42%
 Class S (return after taxes on distributions and sale of fund shares)                        (11.85)%      (1.58)%      1.11%
Morgan Stanley Capital International Europe, Australasia, Far East Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (15.66)%      (2.61)%      0.69%


(1)On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund's assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

(2)An unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong, and Singapore. The since inception performance of the index is calculated from 4/30/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   1.10%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.31%
 Total Annual Fund Operating Expenses                              1.66%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                      1.60%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.60%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  169
   3 years                                                                $  523
   5 years                                                                $  902
  10 years                                                                $1,965


                                      33 Prospectus - First American Stock Funds
                                                      Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES


--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class S shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.

CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. See "Fund Summaries - Fees and Expenses" and "Compensation Paid to Financial Institutions."

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.


-----------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares

                                      34 Prospectus - First American Stock Funds
                                                      Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Redemption In Kind" below.

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator, or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                      35 Prospectus - First American Stock Funds
                                                      Class S Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income are declared and paid monthly for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, and Mid Cap Value Fund, and quarterly for Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund. For International Fund, dividends from net investment income, if any, are declared and paid annually.


On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Technology Fund are expected to consist primarily of capital gains. Distributions for Real Estate Securities Fund are expected to consist primarily of ordinary income.


TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


FOREIGN TAX CREDITS. International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                                      36 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a%  of
                                                                   average daily
                                                                      net assets
                                                                  --------------
BALANCED FUND                                                              0.47%
EQUITY INCOME FUND                                                         0.60%
LARGE CAP GROWTH OPPORTUNITIES FUND                                        0.58%
LARGE CAP SELECT FUND(1)                                                   0.65%
LARGE CAP VALUE FUND                                                       0.61%
MID CAP GROWTH OPPORTUNITIES FUND                                          0.64%
MID CAP VALUE FUND                                                         0.64%
SMALL CAP GROWTH OPPORTUNITIES FUND                                        1.36%
SMALL CAP SELECT FUND                                                      0.66%
SMALL CAP VALUE FUND                                                       0.67%
REAL ESTATE SECURITIES FUND                                                0.61%
TECHNOLOGY FUND                                                            0.22%
INTERNATIONAL FUND                                                         1.04%



(1)Large Cap Select Fund had not commenced operations prior to the date of this prospectus. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.


DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

SUB-ADVISOR

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee.


Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2002, Clay Finlay had $4.7 billion in assets under management.


DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds


                                      37 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MANAGEMENT CONTINUED


and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

International Fund is managed by a team of persons associated with Clay Finlay. Each of the other funds is managed by a team of persons associated with U.S. Bancorp Asset Management.

                                      38 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

EFFECTIVE DURATION. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

EFFECTIVE MATURITY. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE REAL ESTATE SECTOR. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

RISKS OF THE TECHNOLOGY SECTOR. Technology Fund invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to

                                      39 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). Real Estate Securities Fund invests a majority of its assets in REITs and Health Sciences Fund also may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.


RISKS OF INTERNATIONAL INVESTING. International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:



CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.


POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.


FOREIGN TAX RISK. International Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.


RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies

                                      40 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. The securities of smaller-capitalization companies involve substantial risk. Smaller-capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller- capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.


FOREIGN SECURITY RISK. Each fund, other than International Fund and Real Estate Securities Fund, may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability, and the sub-advisor's ability for the International Fund, to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


INTEREST RATE RISK. Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

CREDIT RISK. Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it

                                      41 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

will depend on the advisor's analysis of credit risk more heavily than usual.


As discussed in the "Fund Summaries" section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

CALL RISK. Balanced Fund's investments in debt securities is subject to call risk. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

EXTENSION RISK. Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

PREPAYMENT RISK. Mortgage- and asset-backed securities in which Balanced Fund may invest also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.


RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

                                      42 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class S shares of each fund. No information is presented for Large Cap Select Fund as the fund commenced operations on January 31, 2003. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Balanced Growth Fund were exchanged for Class S shares of the First American Balanced Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.

The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Large Cap Core Equity Fund were exchanged for Class S shares of the First American Large Cap Growth Opportunities Fund.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar MidCap Core Equity Fund were exchanged for Class S shares of the First American Mid Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Small Cap Core Equity Fund were exchanged for Class S shares of the First American Small Cap Select Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar MicroCap Fund were exchanged for Class S shares of the First American Small Cap Growth Opportunities Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar International Growth Fund were exchanged for Class S shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The information for Equity Income Fund, Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund for the fiscal periods ended September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

The information for Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Growth Opportunities Fund, and International Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for Small Cap Select Fund and International Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


                                      43 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
BALANCED FUND


                                                                      Fiscal year             Fiscal period
                                                                         ended                    ended
                                                                 September 30, 2002(1)   September 30, 2001(1,2)
                                                                 --------------------    -----------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $               9.50     $              11.27
                                                                 --------------------     --------------------
Investment Operations:
 Net Investment Income                                                           0.20                     0.18
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                (1.12)                   (1.74)
                                                                 --------------------     --------------------
 Total From Investment Operations                                               (0.92)                   (1.56)
                                                                 --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                         (0.19)                   (0.21)
 Distributions (from capital gains)                                                --                       --
                                                                 --------------------     --------------------
 Total Distributions                                                            (0.19)                   (0.21)
                                                                 --------------------     --------------------
Net Asset Value, End of Period                                   $               8.39     $               9.50
                                                                 ====================     ====================
Total Return(3)                                                                 (9.90)%                 (14.03)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $             36,194     $             39,527
Ratio of Expenses to Average Net Assets                                          1.05%                    1.22%
Ratio of Net Income to Average Net Assets                                        2.07%                    1.94%
Ratio of Expenses to Average Net Assets (excluding waivers)                      1.23%                    1.28%
Ratio of Net Income to Average Net Assets (excluding waivers)                    1.89%                    1.88%
Portfolio Turnover Rate                                                            79%                      54%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                                                     Fiscal year              Fiscal period
                                                                        ended                     ended
                                                                 September 30, 2002(1)   September 30, 2001(1,2)
                                                                 --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $              12.12     $              11.57
                                                                 --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                    0.15                     0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                (2.47)                    0.54
                                                                 --------------------     --------------------
 Total From Investment Operations                                               (2.32)                    0.55
                                                                 --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                         (0.19)                      --
 Distributions (from capital gains)                                             (0.04)                      --
                                                                 --------------------     --------------------
 Total Distributions                                                            (0.23)                      --
                                                                 --------------------     --------------------
Net Asset Value, End of Period                                   $               9.57     $              12.12
                                                                 ====================     ====================
Total Return(3)                                                                (19.47)%                   4.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $             36,522     $                328
Ratio of Expenses to Average Net Assets                                          1.15%                    1.23%
Ratio of Net Income to Average Net Assets                                        1.34%                    4.08%
Ratio of Expenses to Average Net Assets (excluding waivers)                      1.20%                    1.42%
Ratio of Net Income to Average Net Assets (excluding waivers)                    1.29%                    3.89%
Portfolio Turnover Rate                                                            38%                      33%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      44 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

LARGE CAP GROWTH OPPORTUNITIES FUND(1)

                                                                           Fiscal year            Fiscal period
                                                                              ended                   ended
                                                                       September 30, 2002(2)   September 30, 2001(2,3)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              24.45     $              35.53
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                            --                    (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (5.23)                  (11.07)
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (5.23)                  (11.08)
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                               (0.05)                      --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.05)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              19.17     $              24.45
                                                                       ====================     ====================
Total Return(4)                                                                      (21.45)%                 (31.16)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $              2,376     $              2,802
Ratio of Expenses to Average Net Assets                                                1.15%                    1.18%
Ratio of Net Income (Loss) to Average Net Assets                                         --                    (0.03)%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.22%                    1.22%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)                  (0.07)%                  (0.07)%
Portfolio Turnover Rate                                                                  43%                      40%



(1)Effective January 31, 2003, the fund changed its name from Large Cap Core Fund to Large Cap Growth Opportunities Fund.


(2)Per share data calculated using average shares outstanding method.


(3)Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                          Fiscal year            Fiscal period
                                                                             ended                   ended
                                                                       September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              15.97     $              15.32
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                          0.13                       --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (3.18)                    0.65
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (3.05)                    0.65
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                               (0.15)                      --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.15)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              12.77     $              15.97
                                                                       ====================     ====================
Total Return(3)                                                                      (19.36)%                   4.24%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $             24,129     $                 --
Ratio of Expenses to Average Net Assets                                                1.15%                    0.00%
Ratio of Net Income to Average Net Assets                                              0.90%                    0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.20%                    0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                          0.85%                    0.00%
Portfolio Turnover Rate                                                                  82%                      64%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      45 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

MID CAP GROWTH OPPORTUNITIES FUND(1)

                                                                           Fiscal year             Fiscal period
                                                                              ended                    ended
                                                                        September 30, 2002     September 30, 2001(2,3)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              28.29     $              35.75
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.07)                   (0.06)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (1.79)                   (7.40)
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (1.86)                   (7.46)
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                     --                       --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              26.43     $              28.29
                                                                       ====================     ====================
Total Return(4)                                                                       (6.58)%                 (20.87)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $              5,869     $              1,484
Ratio of Expenses to Average Net Assets                                                1.20%                    1.19%
Ratio of Net Income to Average Net Assets                                             (0.33)%                  (0.24)%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.26%                    1.23%
Ratio of Net Income to Average Net Assets (excluding waivers)                         (0.39)%                  (0.28)%
Portfolio Turnover Rate                                                                 162%                     204%



(1)Effective January 31, 2003, the fund changed its name from Mid Cap Core Fund to Mid Cap Growth Opportunities Fund.

(2)Class S shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
MID CAP VALUE FUND


                                                                          Fiscal year            Fiscal period
                                                                             ended                   ended
                                                                       September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              13.74     $              13.31
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                          0.13                     0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (0.44)                    0.42
                                                                       --------------------     --------------------
 Total From Investment Operations                                                      0.31                     0.43
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                               (0.10)                      --
 Distributions (from capital gains)                                                      --                       --
 Distributions (from return of capital)                                               (0.04)                      --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.14)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              13.29     $              13.74
                                                                       ====================     ====================
Total Return(3)                                                                       (2.40)%                   3.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                158     $                 44
Ratio of Expenses to Average Net Assets                                                1.20%                    0.85%
Ratio of Net Income to Average Net Assets                                              0.87%                    5.19%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.26%                    0.85%
Ratio of Net Income to Average Net Assets (excluding waivers)                          0.81%                    5.19%
Portfolio Turnover Rate                                                                  90%                     104%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      46 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

SMALL CAP SELECT FUND(1)




                                                 Fiscal year             Fiscal period            Fiscal period
                                                    ended                    ended                    ended
                                            September 30, 2002(2)   September 30, 2001(2,3)   October 31, 2000(2,4)
                                            --------------------     --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $              11.94     $              17.55     $              13.80
                                            --------------------     --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                              (0.10)                   (0.01)                   (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                           (0.29)                   (1.89)                    4.03
                                            --------------------     --------------------     --------------------
 Total From Investment Operations                          (0.39)                   (1.90)                    4.02
                                            --------------------     --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                       --                       --                    (0.01)
 Distributions (from capital gains)                        (0.89)                   (3.71)                   (0.26)
                                            --------------------     --------------------     --------------------
 Total Distributions                                       (0.89)                   (3.71)                   (0.27)
                                            --------------------     --------------------     --------------------
Net Asset Value, End of Period              $              10.66     $              11.94     $              17.55
                                            ====================     ====================     ====================
Total Return(5)                                            (4.48)%                 (12.52)%                  29.67%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $              7,640     $              3,721     $              4,442
Ratio of Expenses to Average Net Assets                     1.21%                    1.07%                    1.28%
Ratio of Net Income to Average Net Assets                  (0.80)%                  (0.05)%                  (0.01)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                        1.25%                    1.14%                    1.39%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                       (0.84)%                  (0.12)%                  (0.12)%
Portfolio Turnover Rate                                      171%                     204%                      91%

[WIDE TABLE CONTINUED FROM ABOVE]


                                                 Fiscal year ended November 30,
                                             1999(2)          1998           1997
                                            ----------     ----------     ----------
PER SHARE DATA
Net Asset Value, Beginning of Period        $    11.82     $    14.98     $    13.36
                                            ----------     ----------     ----------
Investment Operations:
 Net Investment Income (Loss)                    (0.07)         (0.07)         (0.04)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                  2.10          (1.87)          2.48
                                            ----------     ----------     ----------
 Total From Investment Operations                 2.03          (1.94)          2.44
                                            ----------     ----------     ----------
Less Distributions:
 Dividends (from net investment income)             --             --             --
 Distributions (from capital gains)              (0.05)         (1.22)         (0.82)
                                            ----------     ----------     ----------
 Total Distributions                             (0.05)         (1.22)         (0.82)
                                            ----------     ----------     ----------
Net Asset Value, End of Period              $    13.80     $    11.82     $    14.98
                                            ==========     ==========     ==========
Total Return(5)                                  17.27%        (14.17)%        19.41%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $    2,448     $   25,037     $   34,395
Ratio of Expenses to Average Net Assets           1.26%          1.25%          1.25%
Ratio of Net Income to Average Net Assets        (0.59)%        (0.45)%        (0.29)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.36%          1.35%          1.35%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                             (0.69)%        (0.55)%        (0.39)%
Portfolio Turnover Rate                             72%            70%            80%



(1)Effective January 31, 2003, the fund changed its name from Small Cap Core Fund to Small Cap Select Fund.


(2)Per share data calculated using average shares outstanding method.


(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------

SMALL CAP GROWTH OPPORTUNITIES FUND(1)

                                                                          Fiscal year             Fiscal period
                                                                             ended                    ended
                                                                        September 30, 2002     September 30, 2001(2,3)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              16.89     $              20.01
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.26)                   (0.19)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (2.74)                   (2.93)
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (3.00)                   (3.12)
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                      --                       --
 Distributions (from return of capital)                                               (0.03)                      --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.03)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              13.86     $              16.89
                                                                       ====================     ====================
Total Return(4)                                                                      (17.84)%                 (15.59)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $              2,027     $              2,014
Ratio of Expenses to Average Net Assets                                                1.93%                    1.94%
Ratio of Net Income to Average Net Assets                                             (1.53)%                  (1.06)%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.97%                    2.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                         (1.57)%                  (1.12)%
Portfolio Turnover Rate                                                                 123%                     125%



(1)Effective January 31, 2003, the fund changed its name from Micro Cap Fund to Small Cap Growth Opportunities Fund.

(2)Class S shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      47 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                          Fiscal year            Fiscal period
                                                                              ended                   ended
                                                                       September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              13.40     $              12.84
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.01)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (0.14)                    0.56
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (0.15)                    0.56
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                   (1.99)                      --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (1.99)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              11.26     $              13.40
                                                                       ====================     ====================
Total Return(3)                                                                       (2.19)%                   4.36%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                424     $                 --
Ratio of Expenses to Average Net Assets                                                1.24%                    0.00%
Ratio of Net Income to Average Net Assets                                             (0.11)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.27%                    0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                         (0.14)%                   0.00%
Portfolio Turnover Rate                                                                  37%                      53%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

                                                                          Fiscal year            Fiscal period
                                                                             ended                   ended
                                                                       September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              13.12     $              12.52
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                          0.70                     0.11
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                       0.62                     0.49
                                                                       --------------------     --------------------
 Total From Investment Operations                                                      1.32                     0.60
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                               (0.68)                      --
 Distributions (from capital gains)                                                      --                       --
 Distributions (from return of capital)                                               (0.07)                      --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.75)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              13.69     $              13.12
                                                                       ====================     ====================
Total Return(3)                                                                       10.13%                    4.87%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $              1,224     $                320
Ratio of Expenses to Average Net Assets                                                1.23%                    0.56%
Ratio of Net Income to Average Net Assets                                              5.00%                   43.93%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.32%                    1.01%
Ratio of Net Income to Average Net Assets (excluding waivers)                          4.91%                   43.48%
Portfolio Turnover Rate                                                                  99%                      85%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      48 Prospectus - First American Stock Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
TECHNOLOGY FUND

                                                                           Fiscal year            Fiscal period
                                                                              ended                   ended
                                                                       September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $               6.36     $               6.95
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.04)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (2.03)                   (0.59)
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (2.07)                   (0.59)
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                     --                       --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $               4.29     $               6.36
                                                                       ====================     ====================
Total Return(3)                                                                      (32.55)%                  (8.49)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $              1,847     $                 --
Ratio of Expenses to Average Net Assets                                                1.23%                    0.00%
Ratio of Net Income to Average Net Assets                                             (0.79)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.70%                    0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                         (1.26)%                   0.00%
Portfolio Turnover Rate                                                                 288%                     269%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
INTERNATIONAL FUND

                                                Fiscal year             Fiscal period           Fiscal period
                                                   ended                    ended                   ended
                                            September 30, 2002(1)   September 30, 2001(1,2)   October 31, 2000(1,3)
                                            --------------------     --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $               8.96     $              13.97     $              15.95
                                            --------------------     --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                               0.01                    (0.04)                   (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                           (1.66)                   (3.50)                   (0.42)
                                            --------------------     --------------------     --------------------
 Total From Investment Operations                          (1.65)                   (3.54)                   (0.45)
                                            --------------------     --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                       --                    (0.10)                   (0.10)
 Distributions (from capital gains)                           --                    (1.37)                   (1.43)
                                            --------------------     --------------------     --------------------
 Total Distributions                                          --                    (1.47)                   (1.53)
                                            --------------------     --------------------     --------------------
Net Asset Value, End of Period              $               7.31     $               8.96     $              13.97
                                            ====================     ====================     ====================
Total Return(4)                                           (18.42)%                 (28.03)%                  (3.59)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $             10,817     $              9,461     $             16,373
Ratio of Expenses to Average Net Assets                     1.60%                    1.46%                    1.58%
Ratio of Net Income to Average Net Assets                   0.16%                   (0.33)%                  (0.26)%
Ratio of Expenses to Average
 Net Assets (excluding waivers)                             1.66%                    1.61%                    1.76%
Ratio of Net Income to Average
 Net Assets (excluding waivers)                             0.10%                   (0.48)%                  (0.44)%
Portfolio Turnover Rate                                       72%                      72%                      90%

[WIDE TABLE CONTINUED FROM ABOVE]


                                                  Fiscal year ended November 30,
                                                1999          1998           1997
                                            ----------     ----------     ----------
PER SHARE DATA
Net Asset Value, Beginning of Period        $    12.43     $    11.23     $    11.29
                                            ----------     ----------     ----------
Investment Operations:
 Net Investment Income (Loss)                    (0.01)            --          (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                  4.27           1.67           0.31
                                            ----------     ----------     ----------
 Total From Investment Operations                 4.26           1.67           0.28
                                            ----------     ----------     ----------
Less Distributions:
 Dividends (from net investment income)          (0.04)         (0.07)         (0.05)
 Distributions (from capital gains)              (0.70)         (0.40)         (0.29)
                                            ----------     ----------     ----------
 Total Distributions                             (0.74)         (0.47)         (0.34)
                                            ----------     ----------     ----------
Net Asset Value, End of Period              $    15.95     $    12.43     $    11.23
                                            ==========     ==========     ==========
Total Return(4)                                  36.61%         15.37%          2.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $   11,307     $    8,058     $    6,798
Ratio of Expenses to Average Net Assets           1.56%          1.58%          1.59%
Ratio of Net Income to Average Net Assets         0.00%          0.01%         (0.21)%
Ratio of Expenses to Average
 Net Assets (excluding waivers)                   1.75%          1.75%          1.75%
Ratio of Net Income to Average
 Net Assets (excluding waivers)                  (0.19)%        (0.16)%        (0.37)%
Portfolio Turnover Rate                             94%            89%            75%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      49 Prospectus - First American Stock Funds
                                                      Class S Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROSTOCKS  1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS -  STOCK FUNDS

                                   STOCK FUNDS
                                     CLASS Y SHARES


                                           BALANCED FUND
                                           EQUITY INCOME FUND
                                           LARGE CAP GROWTH OPPORTUNITIES FUND*
                                           LARGE CAP SELECT FUND
                                           LARGE CAP VALUE FUND
                                           MID CAP GROWTH OPPORTUNITIES FUND*
                                           MID CAP VALUE FUND
                                           SMALL CAP GROWTH OPPORTUNITIES FUND*
                                           SMALL CAP SELECT FUND*
                                           SMALL CAP VALUE FUND
                                           REAL ESTATE SECURITIES FUND
                                           TECHNOLOGY FUND
                                           INTERNATIONAL FUND

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO FUND
 NAME CHANGES.



 AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Balanced Fund                                              2
--------------------------------------------------------------------------------
  Equity Income Fund                                         5
--------------------------------------------------------------------------------
  Large Cap Growth Opportunities Fund                        7
--------------------------------------------------------------------------------
  Large Cap Select Fund                                     10
--------------------------------------------------------------------------------
  Large Cap Value Fund                                      12
--------------------------------------------------------------------------------
  Mid Cap Growth Opportunities Fund                         14
--------------------------------------------------------------------------------
  Mid Cap Value Fund                                        16
--------------------------------------------------------------------------------
  Small Cap Growth Opportunities Fund                       18
--------------------------------------------------------------------------------
  Small Cap Select Fund                                     21
--------------------------------------------------------------------------------
  Small Cap Value Fund                                      23
--------------------------------------------------------------------------------
  Real Estate Securities Fund                               26
--------------------------------------------------------------------------------
  Technology Fund                                           28
--------------------------------------------------------------------------------
  International Fund                                        31
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                 33
--------------------------------------------------------------------------------
  Managing Your Investment                                  35
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                36
--------------------------------------------------------------------------------
  More About The Funds                                      38
--------------------------------------------------------------------------------
  Financial Highlights                                      42
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                Back Cover
--------------------------------------------------------------------------------



*PLEASE NOTE THAT, EFFECTIVE JANUARY 31, 2003, THE FOLLOWING FUNDS' NAMES WERE CHANGED AS SET FORTH BELOW:



  FUND NAME PRIOR TO JANUARY 31, 2003       FUND NAME EFFECTIVE JANUARY 31, 2003
  -----------------------------------       ------------------------------------
  Large Cap Core Fund                 -->   Large Cap Growth Opportunities Fund
  Mid Cap Core Fund                   -->   Mid Cap Growth Opportunities Fund
  Micro Cap Fund                      -->   Small Cap Growth Opportunities Fund
  Small Cap Core Fund                 -->   Small Cap Select Fund

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                       1 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
BALANCED FUND

--------------------------------------------------------------------------------
OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies defined as companies that have market capitalization within the range of market capitalizations of companies constituting the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies representing approximately 98% of the investable U.S. equity market. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund's advisor invests in securities that it believes:

o  are undervalued relative to other securities in the same industry or market,

o  exhibit good or improving fundamentals,

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund's advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings,

o  strong competitive position,

o  strong management,

o  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds - Investment Strategies".

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                       2 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
BALANCED FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark indices, which are broad measures of market performance. The performance information reflects fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]



8.24%   -4.27%   26.52%   12.63%   17.47%   16.51%   4.28%   7.78%   -8.41%   -11.82%
-------------------------------------------------------------------------------------
1993     1994     1995     1996     1997     1998    1999    2000     2001      2002


Best Quarter:
Quarter ending   December 31, 1998     14.09%
Worst Quarter:
Quarter ending   September 30, 2001    (9.93)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date        One Year   Five Years   Ten Years
Balanced Fund
 Class Y (return before taxes)                                             3/30/92        (11.82)%        1.14%       6.25%
 Class Y (return after taxes on distributions)                                            (12.57)%       (1.03)%      4.20%
 Class Y (return after taxes on distributions and sale of fund shares)                     (7.23)%        0.30%       4.44%
Russell 3000 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (21.54)%       (0.71)%      8.94%
Lehman Aggregate Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                                       10.25%         7.55%       7.51%
Standard & Poor's 500 Composite Index(4)
(reflects no deduction for fees, expenses, or taxes)                                      (22.10)%       (0.59)%      9.34%


(1)On 9/24/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to 9/24/01 that of Firstar Balanced Growth Fund.


(2)An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Composite Index and the Lehman Aggregate Bond Index as benchmarks. Going forward, the fund will use the Russell 3000 Index, and it will continue to use the Lehman Aggregate Bond Index, as comparisons, because the composition of these indices better matches the fund's investment objective and strategies, respectively, for the equity and fixed income portions of the fund's portfolio.

(3)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

(4)An unmanaged index of large-capitalization stocks.


                                       3 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
BALANCED FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                    0.33%
 Total Annual Fund Operating Expenses                              0.98%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                          (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                      0.80%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.80%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  100
   3 years                                                                $  312
   5 years                                                                $  542
  10 years                                                                $1,201


                                       4 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
EQUITY INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:

o  the ability to pay above average dividends.

o  the ability to finance expected growth.

o  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.


The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Equity Income Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       5 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
EQUITY INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


23.00%    20.28%    27.72%    16.22%    4.21%    12.63%    -4.25%    -17.91%
----------------------------------------------------------------------------
 1995      1996      1997      1998     1999      2000      2001       2002

Best Quarter:
Quarter ending   June 30, 1997          11.99%
Worst Quarter:
Quarter ending   September 30, 2002    (16.68)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception                                  Since
AS OF 12/31/02                                                                Date        One Year   Five Years  Inception
Equity Income Fund
 Class Y (return before taxes)                                              8/2/94        (17.91)%       1.40%       8.85%
 Class Y (return after taxes on distributions)                                            (18.47)%      (0.89)%      6.50%
 Class Y (return after taxes on distributions and sale of fund shares)                    (10.97)%       0.89%       6.80%
Standard & Poor's 500 Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                                      (22.10)%      (0.59)%      9.54%

(1)An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 8/31/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                    0.30%
 Total Annual Fund Operating Expenses                              0.95%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                          (0.05)%
 NET EXPENSES (AFTER WAIVERS)                                      0.90%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $   97
   3 years                                                                $  303
   5 years                                                                $  525
  10 years                                                                $1,166


                                       6 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Opportunities Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       7 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


9.98%   -5.34%   30.03%   18.15%   22.91%   30.46%   14.29%   -1.22%   -22.21%   -25.08%
---------------------------------------------------------------------------------------
1993     1994     1995     1996     1997     1998     1999     2000      2001      2002


Best Quarter:
Quarter ending   December 31, 1998      24.04%
Worst Quarter:
Quarter ending   September 30, 2001    (17.48)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date       One Year   Five Years  Ten Years
Large Cap Growth Opportunities Fund
 Class Y (return before taxes)                                            12/29/92       (25.08)%      (3.01)%      5.37%
 Class Y (return after taxes on distributions)                                           (25.15)%      (4.35)%      4.08%
 Class Y (return after taxes on distributions and sale of fund shares)                   (15.40)%      (2.18)%      4.46%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                     (27.88)%      (3.84)%      6.71%
Standard & Poor's 500 Composite Index(3)
(reflects no deduction for fees, expenses, or taxes)                                     (22.10)%      (0.59)%      9.34%

(1)Effective 1/31/03, the fund changed its name from Large Cap Core Fund to Large Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund.


(2)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Previously, the fund used the Standard & Poor's 500 Composite Index. Going forward, the fund will use the Russell 1000 Growth Index as a comparison, because its composition better matches the fund's investment objective and strategies.


(3)An unmanaged index of large capitalization stocks.


                                       8 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
LARGE CAP GROWTH OPPORTUNITIES FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES(2) (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                    0.32%
 Total Annual Fund Operating Expenses                              0.97%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.07)%
 NET EXPENSES (AFTER WAIVERS)                                    0.90%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $   99
   3 years                                                                $  309
   5 years                                                                $  536
  10 years                                                                $1,190


                                       9 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
LARGE CAP SELECT FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Select Fund's objective is capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Large Cap Select invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the S&P 500 Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $209 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.


In selecting value stocks, the fund's advisor invests in securities that it believes:

o  are undervalued relative to other securities in the same industry or market,

o  exhibit good or improving fundamentals,

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund's advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings,

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on the United States stock exchange or represented by American Depository Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or large-capitalization stocks may underperform the market as a whole.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


Because this fund has not been offered prior to the date of this prospectus, no performance information is presented.


                                      10 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
LARGE CAP SELECT FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These fees and expenses are deducted from fund assets.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses(2)                                                 0.35%
 Total Annual Fund Operating Expenses                              1.00%

(1)THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

 WAIVER OF FUND EXPENSES                                          (0.10)%
 NET EXPENSES (AFTER WAIVERS)                                      0.90%


(2)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  102
   3 years                                                                $  318
   5 years                                                                $  552
  10 years                                                                $1,225


                                      11 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of the date of this prospectus, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes:


o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Large Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      12 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
LARGE CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


32.23%   29.47%   22.80%   9.99%   8.20%   0.46%   -7.71%   -20.75%
-------------------------------------------------------------------
 1995     1996     1997    1998    1999    2000     2001      2002

Best Quarter:
Quarter ending   December 31, 1998      16.64%
Worst Quarter:
Quarter ending   September 30, 2002    (18.78)%

AVERAGE ANNUAL TOTAL RETURNS                                             Inception                                   Since
AS OF 12/31/02                                                                Date        One Year   Five Years  Inception
Large Cap Value Fund
 Class Y (return before taxes)                                              2/4/94        (20.75)%      (2.65)%      7.31%
 Class Y (return after taxes on distributions)                                            (21.16)%      (4.46)%      4.73%
 Class Y (return after taxes on distributions and sale of fund shares)                    (12.72)%      (1.95)%      5.56%
Russell 1000 Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                                      (15.52)%       1.16%      10.81%

(1)An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 2/28/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------
 Management Fees                                                                 0.65%
 Distribution and Service (12b-1) Fees                                           None
 Other Expenses                                                                  0.30%
 Total Annual Fund Operating Expenses                                            0.95%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                        (0.05)%
 NET EXPENSES (AFTER WAIVERS)                                                    0.90%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $   97
   3 years                                                                $  303
   5 years                                                                $  525
  10 years                                                                $1,166


                                      13 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
MID CAP GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's MidCap 400 Index (S&P 400 Index). This index measures the performance of 400 selected common stocks representing the middle capitalization segment of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $48 million to $7.2 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      14 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
MID CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


8.02%   -2.01%   29.64%   18.87%   17.42%   4.91%   2.53%   25.60%   -3.41%   -15.21%
------------------------------------------------------------------------------------
1993     1994     1995     1996     1997    1998    1999     2000     2001      2002


Best Quarter:
Quarter ending   December 31, 1999      24.27%
Worst Quarter:
Quarter ending   September 30, 2001    (19.85)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date       One Year  Five Years   Ten Years
Mid Cap Growth Opportunities Fund
 Class Y (return before taxes)                                            12/28/89       (15.21)%       2.04%       7.82%
 Class Y (return after taxes on distributions)                                           (15.21)%      (0.39)%      5.45%
 Class Y (return after taxes on distributions and sale of fund shares)                    (9.34)%       0.95%       5.72%
Standard & Poor's MidCap 400 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                     (14.51)%       6.41%      11.96%



(1)Effective 1/31/03, the fund changed its name from Mid Cap Core Fund to Mid Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

(2)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%
 Distribution and Service (12b-1) Fees                                           None
 Other Expenses                                                                  0.31%
 Total Annual Fund Operating Expenses                                            1.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                                        (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                                    0.95%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  103
   3 years                                                                $  322
   5 years                                                                $  558
  10 years                                                                $1,236


                                      15 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
MID CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $163 million to $11.4 billion.


In selecting stocks, the fund's advisor invests in securities it believes:

o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of a fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States or domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      16 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
MID CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


20.30%   32.34%   24.53%   -12.96%   -6.00%   21.27%   -0.28%   -9.06%
----------------------------------------------------------------------
 1995     1996     1997      1998     1999     2000     2001     2002


Best Quarter:
Quarter ending   June 30, 1997          17.97%
Worst Quarter:
Quarter ending   September 30, 1998    (30.80)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception                                  Since
AS OF 12/31/02                                                                Date       One Year   Five Years  Inception
Mid Cap Value Fund
 Class Y (return before taxes)                                              2/4/94        (9.06)%      (2.09)%      7.02%
 Class Y (return after taxes on distributions)                                            (9.38)%      (3.43)%      4.12%
 Class Y (return after taxes on distributions and sale of fund shares)                    (5.55)%      (2.06)%      4.50%
Russell Midcap Value Index(1)
(reflects no deduction for fees, expenses, or taxes)                                      (9.65)%       2.95%      10.63%



(1)An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 2/28/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%
 Distribution and Service (12b-1) Fees                                           None
 Other Expenses                                                                  0.31%
 Total Annual Fund Operating Expenses                                            1.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                                        (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                                    0.95%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  103
   3 years                                                                $  322
   5 years                                                                $  558
  10 years                                                                $1,236


                                      17 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
Small Cap Growth Opportunities FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Opportunities Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  above average growth in revenue and earnings.


o  strong competitive position.

o  strong management.

o  sound financial condition.


The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund's total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.


RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISK OF SELLING SECURITIES SHORT. If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund "closes out" the short position (by acquiring the security in the open market). The fund's risk of loss also increases if the fund is not able to "close out" the short position at any particular time or at an acceptable price.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      18 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1,2)

[BAR CHART]


57.23%   13.92%   -2.45%   137.79%   11.60%   5.39%   -25.59%
--------------------------------------------------------------------------------
 1996     1997     1998     1999      2000    2001      2002


Best Quarter:
Quarter ending   December 31, 1999      70.80%
Worst Quarter:
Quarter ending   September 30, 1998    (30.81)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception                                    Since
AS OF 12/31/02(1,2)                                                           Date        One Year  Five Years    Inception
Small Cap Growth Opportunities Fund
 Class Y (return before taxes)                                              8/1/95        (25.59)%      15.13%       21.86%
 Class Y (return after taxes on distributions)                                            (25.59)%      10.26%       16.33%
 Class Y (return after taxes on distributions and sale of fund shares)                    (15.71)%      10.42%       15.88%
Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses, or taxes)                                      (30.26)%      (6.59)%      (0.87)%



(1)On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. Effective 1/31/03, the fund changed its name from Micro Cap Fund to Small Cap Growth Opportunities Fund. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

(2)Small Cap Growth Opportunities Fund's 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(3) An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 7/31/95.


                                      19 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP GROWTH OPPORTUNITIES FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   1.40%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                    0.32%
 Total Annual Fund Operating Expenses                              1.72%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.04)%
 NET EXPENSES (AFTER WAIVERS)                                      1.68%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.68%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  175
   3 years                                                                $  542
   5 years                                                                $  933
  10 years                                                                $2,030


                                      20 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP SELECT FUND

--------------------------------------------------------------------------------
OBJECTIVE


Small Cap Select Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of the date of this prospectus, market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $23 million to $2.6 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


o  strong competitive position.


o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.


RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      21 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP SELECT FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


23.59%   2.52%   17.24%   10.98%   20.79%   -7.77%   17.10%   20.04%   12.39%   -17.76%
--------------------------------------------------------------------------------------
 1993    1994     1995     1996     1997     1998     1999     2000     2001      2002


Best Quarter:
Quarter ending   December 31, 2001      27.52%
Worst Quarter:
Quarter ending   September 30, 1998    (24.71)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date       One Year  Five Years   Ten Years
Small Cap Select Fund
 Class Y (return before taxes)                                              5/6/92       (17.76)%       3.68%       9.09%
 Class Y (return after taxes on distributions)                                           (17.76)%       2.21%       6.35%
 Class Y (return after taxes on distributions and sale of fund shares)                   (10.90)%       2.83%       6.34%
Standard & Poor's SmallCap 600 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                     (14.63)%       2.44%       9.71%



(1)Effective 1/31/03, the fund changed its name from Small Cap Core Fund to Small Cap Select Fund. On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2)An unmanaged, capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                 None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                             None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%
 Distribution and Service (12b-1) Fees                                            None
 Other Expenses                                                                  0.30%
 Total Annual Fund Operating Expenses                                            1.00%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                        (0.04)%
 NET EXPENSES (AFTER WAIVERS)                                                    0.96%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.96%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  102
   3 years                                                                $  318
   5 years                                                                $  552
  10 years                                                                $1,225


                                      22 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


In selecting stocks, the fund's advisor invests in securities it believes:

o  are undervalued relative to other securities in the same industry or market.

o  exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States or domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Small Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      23 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


22.80%   0.01%   47.33%   20.36%   20.37%   -8.26%   6.24%   20.43%   5.21%   -14.09%
-------------------------------------------------------------------------------------
 1993    1994     1995     1996     1997     1998    1999     2000    2001      2002

Best Quarter:
Quarter ending   June 30, 1999          18.64%
Worst Quarter:
Quarter ending   September 30, 1998    (23.17)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date       One Year  Five Years   Ten Years
Small Cap Value Fund
 Class Y (return before taxes)                                              1/1/88       (14.09)%       1.19%      10.73%
 Class Y (return after taxes on distributions)                                           (14.13)%      (0.93)%      8.37%
 Class Y (return after taxes on distributions and sale of fund shares)                    (8.65)%       0.43%       8.14%
Russell 2000 Value Index(2)
(reflects no deduction for fees, expenses, or taxes)                                     (11.43)%       2.71%      10.86%



(1)Performance prior to 8/1/94 is that of Small Company Value Trust Fund, a predecessor collective trust fund. On 8/1/94, substantially all of the assets of Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund. On 11/21/97, First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Performance prior to 11/21/97 is adjusted to reflect Small Cap Value Fund's Class Y share fees and expenses, before any fee waivers. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(2)An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


                                      24 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%
 Distribution and Service (12b-1) Fees                                           None
 Other Expenses                                                                  0.31%
 Total Annual Fund Operating Expenses                                            1.01%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                                        (0.03)%
 NET EXPENSES (AFTER WAIVERS)                                                    0.98%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.98%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  103
   3 years                                                                $  322
   5 years                                                                $  558
  10 years                                                                $1,236


                                      25 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

o equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

o mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

o hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      26 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
REAL ESTATE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


31.00%    19.60%    -15.98%    -3.65%    32.23%    9.82%    7.37%
-----------------------------------------------------------------
 1996      1997       1998      1999      2000     2001     2002


Best Quarter:
Quarter ending   December 31, 1996     16.61%
Worst Quarter:
Quarter ending   September 30, 1998    (9.71)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                     Since
AS OF 12/31/02                                                                  Date      One Year    Five Years     Inception
Real Estate Securities Fund
 Class Y (return before taxes)                                               6/30/95         7.37%         4.77%        11.04%
 Class Y (return after taxes on distributions)                                               4.59%         2.15%         8.29%
 Class Y (return after taxes on distributions and sale of fund shares)                       4.99%         2.47%         7.71%
Morgan Stanley REIT Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         3.64%         3.30%        10.12%


(1)An unmanaged index of the most actively traded real estate investment trusts. The since inception performance for the index is calculated from 6/30/95.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                    0.37%
 Total Annual Fund Operating Expenses                              1.07%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.09)%
 NET EXPENSES (AFTER WAIVERS)                                      0.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.98%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $  109
   3 years                                                               $  340
   5 years                                                               $  590
  10 years                                                               $1,306


                                      27 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
TECHNOLOGY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Technology Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

o  inexpensive computing power, such as personal computers.

o  improved methods of communications, such as satellite transmission.

o  technology related services such as internet related marketing services.


The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, health care, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small-capitalization companies. The advisor will generally select companies that it believes exhibit positive cash flow, a strong competitive position, strong, ongoing relationships with its customers, above-average growth in revenues, and a sound balance sheet. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE TECHNOLOGY SECTOR. Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      28 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
TECHNOLOGY FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


41.02%   22.43%   7.31%   32.70%   192.59%   -45.62%   -55.63%   -41.98%
------------------------------------------------------------------------
 1995     1996    1997     1998     1999       2000      2001      2002


Best Quarter:
Quarter ending   December 31, 1999     80.67%
Worst Quarter:
Quarter ending   March 31, 2001       (48.80)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception                                       Since
AS OF 12/31/02(1)                                                             Date        One Year     Five Years    Inception
Technology Fund
 Class Y (return before taxes)                                              4/4/94        (41.98)%       (11.48)%       2.73%
 Class Y (return after taxes on distributions)                                            (41.98)%       (13.92)%      (0.12)%
 Class Y (return after taxes on distributions and sale of fund shares)                    (25.77)%        (5.40)%       4.30%
Merrill Lynch 100 Technology Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (41.46)%        (1.30)%       9.12%
Standard & Poor's Information Technology Index(3)
(reflects no deduction for fees, expenses, or taxes)                                      (37.58)%        (2.87)%      11.73%


(1)Technology Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.


(2)An equally weighted index of the 100 largest technology companies, as measured by market capitalization. Previously, the fund used the Standard & Poor's Information Technology Index. Going forward, the fund will use the Merrill Lynch 100 Technology Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices is calculated from 4/30/94.

(3)An unmanaged index comprised of information technology stocks in the Standard & Poor's 500 Index (an unmanaged index of large capitalization stocks). The since inception performance of the indices is calculated from 4/30/94.


                                      29 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
TECHNOLOGY FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.75%
 Total Annual Fund Operating Expenses                              1.45%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.47)%
 NET EXPENSES (AFTER WAIVERS)                                      0.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.98%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  148
   3 years                                                                $  459
   5 years                                                                $  792
  10 years                                                                $1,735


                                      30 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
INTERNATIONAL FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

o  that are domiciled in countries other than the United States, or

o that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share, and strength of management.


Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for a rapid economic growth.


Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.


In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in International Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      31 Prospectus - First American Stock Funds
                                                      Class Y Shares

FUND SUMMARIES
INTERNATIONAL FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


9.59%   10.36%   4.88%   17.91%   50.93%   -15.35%   -23.38%   18.85%
---------------------------------------------------------------------
1995     1996    1997     1998     1999      2000      2001     2002

Best Quarter:
Quarter ending   December 31, 1999      27.60%
Worst Quarter:
Quarter ending   September 30, 2002    (19.13)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                   Since
AS OF 12/31/02(1)                                                                 Date        One Year   Five Years  Inception
International Fund
 Class Y (return before taxes)                                                  4/4/94        (18.85)%      (1.30)%      2.03%
 Class Y (return after taxes on distributions)                                                (18.85)%      (2.83)%      0.79%
 Class Y (return after taxes on distributions and sale of fund shares)                        (11.58)%      (1.12)%      1.43%
Morgan Stanley Capital International Europe, Australasia, Far East Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (15.66)%      (2.61)%      0.69%


(1)On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund's assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

(2)An unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong, and Singapore. The since inception performance of the index is calculated from 4/30/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   1.10%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.31%
 Total Annual Fund Operating Expenses                              1.41%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                      1.35%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.35%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  144
   3 years                                                                $  446
   5 years                                                                $  771
  10 years                                                                $1,691


                                      32 Prospectus - First American Stock Funds
                                                      Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION



The funds offer five different share classes. This prospectus offers Class Y shares. Class A, Class B, Class C, and Class S shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.


The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.

CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

-----------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit

                                      33 Prospectus - First American Stock Funds
                                                      Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Redemption In Kind" below.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                      34 Prospectus - First American Stock Funds
                                                      Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income are declared and paid monthly for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, and Mid Cap Value Fund, and quarterly for Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund. For International Fund, dividends from net investment income, if any, are declared and paid annually.


On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and Technology Fund are expected to consist primarily of capital gains. Distributions for Real Estate Securities Fund are expected to consist primarily of ordinary income.


TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


FOREIGN TAX CREDITS. International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                                      35 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
                                                                   -------------
BALANCED FUND                                                              0.47%
EQUITY INCOME FUND                                                         0.60%
LARGE CAP GROWTH OPPORTUNITIES FUND                                        0.58%
LARGE CAP SELECT FUND(1)                                                   0.65%
LARGE CAP VALUE FUND                                                       0.61%
MID CAP GROWTH OPPORTUNITIES FUND                                          0.64%
MID CAP VALUE FUND                                                         0.64%
SMALL CAP GROWTH OPPORTUNITIES FUND                                        1.36%
SMALL CAP SELECT FUND                                                      0.66%
SMALL CAP VALUE FUND                                                       0.67%
REAL ESTATE SECURITIES FUND                                                0.61%
TECHNOLOGY FUND                                                            0.22%
INTERNATIONAL FUND                                                         1.04%



(1)Large Cap Select Fund had not commenced operations prior to the date of this prospectus. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.


DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

SUB-ADVISOR

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee.


Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2002, Clay Finlay had $4.7 billion in assets under management.


DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds


                                      36 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT CONTINUED


and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

PORTFOLIO MANAGEMENT

International Fund is managed by a team of persons associated with Clay Finlay. Each of the other funds is managed by a team of persons associated with U.S. Bancorp Asset Management.

                                      37 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

EFFECTIVE DURATION. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

EFFECTIVE MATURITY. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE REAL ESTATE SECTOR. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

RISKS OF THE TECHNOLOGY SECTOR. Technology Fund invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to

                                      38 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). Real Estate Securities Fund invests a majority of its assets in REITs and Health Sciences Fund also may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.


RISKS OF INTERNATIONAL INVESTING. International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:



CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.


POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.


FOREIGN TAX RISK. International Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.


RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies

                                      39 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. The securities of smaller-capitalization companies involve substantial risk. Smaller-capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller- capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.


FOREIGN SECURITY RISK. Each fund, other than International Fund and Real Estate Securities Fund, may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability, and the sub-advisor's ability for the International Fund, to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


INTEREST RATE RISK. Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

CREDIT RISK. Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it

                                      40 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

will depend on the advisor's analysis of credit risk more heavily than usual.


As discussed in the "Fund Summaries" section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

CALL RISK. Balanced Fund's investments in debt securities is subject to call risk. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

EXTENSION RISK. Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

PREPAYMENT RISK. Mortgage- and asset-backed securities in which Balanced Fund may invest also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.


RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

                                      41 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class Y shares of each fund. No information is presented for Large Cap Select Fund as the fund commenced operations on January 31, 2003. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Balanced Growth Fund were exchanged for Class Y shares of the First American Balanced Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.

The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Large Cap Core Equity Fund were exchanged for Class Y shares of the First American Large Cap Growth Opportunities Fund.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar MidCap Core Equity Fund were exchanged for Class Y shares of the First American Mid Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Small Cap Core Equity Fund were exchanged for Class Y shares of the First American Small Cap Select Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar MicroCap Fund were exchanged for Class Y shares of the First American Small Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Value Fund as set forth herein include the historical financial highlights of the Qualivest Small Companies Fund. The assets of the Qualivest Small Companies Fund were acquired by Small Cap Value Fund on November 12, 1997. In connection with such acquisition, Class Y shares of the Qualivest Small Companies Fund were exchanged for Class Y shares of Small Cap Value Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar International Growth Fund were exchanged for Class Y shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The information for Equity Income Fund, Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund, Real Estate Securities Fund, and Technology Fund for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before September 30, 1998, has been audited by other auditors.

The information for Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Growth Opportunities Fund, and International Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


                                      42 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
BALANCED FUND

                                               Fiscal year            Fiscal period
                                                  ended                   ended
                                           September 30, 2002(1)  September 30, 2001(1,2)
                                           --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $               9.53    $              13.87
                                           --------------------    --------------------
Investment Operations:
 Net Investment Income                                     0.23                    0.16
 Net Gains (Losses) on Investments
  (both realized and unrealized)                          (1.13)                  (2.20)
                                           --------------------    --------------------
 Total From Investment Operations                         (0.90)                  (2.04)
                                           --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                   (0.23)                  (0.23)
 Distributions (from capital gains)                          --                   (2.07)
                                           --------------------    --------------------
 Total Distributions                                      (0.23)                  (2.30)
                                           --------------------    --------------------
Net Asset Value, End of Period             $               8.40    $               9.53
                                           ====================    ====================
Total Return(3)                                           (9.74)%                (16.84)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $            290,288    $            375,983
Ratio of Expenses to Average Net Assets                    0.80%                   0.97%
Ratio of Net Income to Average Net Assets                  2.32%                   2.21%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       0.98%                   1.04%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                       2.14%                   2.14%
Portfolio Turnover Rate                                      79%                     54%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                         Fiscal year ended October 31,
                                              2000           1999           1998           1997
                                           -----------    -----------    -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period       $     12.43    $     12.32    $     12.59    $     11.55
                                           -----------    -----------    -----------    -----------
Investment Operations:
 Net Investment Income                            0.26           0.24           0.26           0.27
 Net Gains (Losses) on Investments
  (both realized and unrealized)                  2.13           0.49           0.77           1.73
                                           -----------    -----------    -----------    -----------
 Total From Investment Operations                 2.39           0.73           1.03           2.00
                                           -----------    -----------    -----------    -----------
Less Distributions:
 Dividends (from net investment income)          (0.26)         (0.23)         (0.27)         (0.27)
 Distributions (from capital gains)              (0.69)         (0.39)         (1.03)         (0.69)
                                           -----------    -----------    -----------    -----------
 Total Distributions                             (0.95)         (0.62)         (1.30)         (0.96)
                                           -----------    -----------    -----------    -----------
Net Asset Value, End of Period             $     13.87    $     12.43    $     12.32    $     12.59
                                           ===========    ===========    ===========    ===========
Total Return(3)                                  19.94%          5.87%          8.83%         18.39%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $   163,158    $   180,737    $   188,123    $   164,382
Ratio of Expenses to Average Net Assets           0.97%          0.93%          0.75%          0.75%
Ratio of Net Income to Average Net Assets         1.91%          1.84%          2.16%          2.31%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.03%          1.00%          0.99%          1.00%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                              1.85%          1.77%          1.92%          2.06%
Portfolio Turnover Rate                             79%            69%            56%            70%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                                                                  Fiscal year ended September 30,
                                                               2002(1)        2001(1)         2000         1999           1998
                                                             -----------    -----------    -----------  -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                         $     12.20    $     16.37    $     16.00  $     15.74    $     15.70
                                                             -----------    -----------    -----------  -----------    -----------
Investment Operations:
 Net Investment Income                                              0.21           0.33           0.32         0.40           0.46
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (2.52)         (0.76)          1.47         1.17           0.88
                                                             -----------    -----------    -----------  -----------    -----------
 Total From Investment Operations                                  (2.31)         (0.43)          1.79         1.57           1.34
                                                             -----------    -----------    -----------  -----------    -----------
Less Distributions:
 Dividends (from net investment income)                            (0.22)         (0.35)         (0.32)       (0.41)         (0.45)
 Distributions (from capital gains)                                (0.04)         (3.39)         (1.10)       (0.90)         (0.85)
                                                             -----------    -----------    -----------  -----------    -----------
 Total Distributions                                               (0.26)         (3.74)         (1.42)       (1.31)         (1.30)
                                                             -----------    -----------    -----------  -----------    -----------
Net Asset Value, End of Period                               $      9.63    $     12.20    $     16.37  $     16.00    $     15.74
                                                             ===========    ===========    ===========  ===========    ===========
Total Return(2)                                                   (19.30)%        (3.71)%        11.46%       10.10%          8.85%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                              $   678,352    $   267,361    $   275,436  $   350,775    $   359,588
Ratio of Expenses to Average Net Assets                             0.90%          0.75%          0.75%        0.75%          0.75%
Ratio of Net Income to Average Net Assets                           1.80%          2.21%          1.99%        2.38%          2.81%
Ratio of Expenses to Average Net Assets (excluding waivers)         0.95%          0.90%          0.89%        0.88%          0.87%
Ratio of Net Income to Average Net Assets (excluding waivers)       1.75%          2.06%          1.85%        2.25%          2.69%
Portfolio Turnover Rate                                               38%            33%            36%          35%            14%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      43 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

LARGE CAP GROWTH OPPORTUNITIES FUND(1)



                                                      Fiscal year             Fiscal period
                                                         ended                    ended
                                                  September 30, 2002(2)  September 30, 2001(2,3)
                                                  --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $              24.93    $              44.00
                                                  --------------------    --------------------
Investment Operations:
 Net Investment Income (Loss)                                     0.06                    0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (5.33)                 (14.25)
                                                  --------------------    --------------------
 Total From Investment Operations                                (5.27)                 (14.19)
                                                  --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                          (0.07)                     --
 Distributions (from capital gains)                                 --                   (4.88)
                                                  --------------------    --------------------
 Total Distributions                                             (0.07)                  (4.88)
                                                  --------------------    --------------------
Net Asset Value, End of Period                    $              19.59    $              24.93
                                                  ====================    ====================
Total Return(4)                                                 (21.23)%                (35.70)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $            255,311    $            316,213
Ratio of Expenses to Average Net Assets                           0.90%                   0.94%
Ratio of Net Income (Loss) to Average Net Assets                  0.24%                   0.20%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                              0.97%                   0.98%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              0.17%                   0.16%
Portfolio Turnover Rate                                             43%                     40%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                               Fiscal year ended October 31,
                                                    2000(2)         1999(2)       1998(2)          1997
                                                  -----------    -----------    -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period              $     38.42    $     36.05    $     35.48    $     30.43
                                                  -----------    -----------    -----------    -----------
Investment Operations:
 Net Investment Income (Loss)                           (0.04)         (0.02)          0.07           0.04
 Net Gains (Losses) on Investments
  (both realized and unrealized)                         7.65           6.47           5.70           6.31
                                                  -----------    -----------    -----------    -----------
 Total From Investment Operations                        7.61           6.45           5.77           6.35
                                                  -----------    -----------    -----------    -----------
Less Distributions:
 Dividends (from net investment income)                    --          (0.04)         (0.03)            --
 Distributions (from capital gains)                     (2.03)         (4.04)         (5.17)         (1.30)
                                                  -----------    -----------    -----------    -----------
 Total Distributions                                    (2.03)         (4.08)         (5.20)         (1.30)
                                                  -----------    -----------    -----------    -----------
Net Asset Value, End of Period                    $     44.00    $     38.42    $     36.05    $     35.48
                                                  ===========    ===========    ===========    ===========
Total Return(4)                                         20.24%         18.18%         18.89%         21.56%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $   339,166    $   306,832    $   197,798    $   181,650
Ratio of Expenses to Average Net Assets                  0.95%          0.94%          0.89%          0.89%
Ratio of Net Income (Loss) to Average Net Assets        (0.10)%        (0.06)%         0.20%          0.09%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.96%          0.95%          0.96%          0.96%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                    (0.11)%        (0.07)%         0.13%          0.02%
Portfolio Turnover Rate                                    60%            59%            52%            62%



(1)Effective January 31, 2003, the fund changed its name from Large Cap Core Fund to Large Cap Growth Opportunities Fund.


(2)Per share data calculated using average shares outstanding method.


(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                      Fiscal year ended September 30,
                                                    2002(1)          2001(1)        2000           1999           1998
                                                  -----------      -----------    -----------    -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period              $     16.02      $     20.64    $     23.17    $     22.42    $     28.75
                                                  -----------      -----------    -----------    -----------    -----------
Investment Operations:
 Net Investment Income                                   0.18             0.21           0.23           0.25           0.35
 Net Gains (Losses) on Investments
  (both realized and unrealized)                        (3.22)           (2.68)          0.21           4.46          (2.57)
                                                  -----------      -----------    -----------    -----------    -----------
 Total From Investment Operations                       (3.04)           (2.47)          0.44           4.71          (2.22)
                                                  -----------      -----------    -----------    -----------    -----------
Less Distributions:
 Dividends (from net investment income)                 (0.18)           (0.21)         (0.22)         (0.26)         (0.35)
 Distributions (from capital gains)                        --            (1.94)         (2.75)         (3.70)         (3.76)
                                                  -----------      -----------    -----------    -----------    -----------
 Total Distributions                                    (0.18)           (2.15)         (2.97)         (3.96)         (4.11)
                                                  -----------      -----------    -----------    -----------    -----------
Net Asset Value, End of Period                    $     12.80      $     16.02    $     20.64    $     23.17    $     22.42
                                                  ===========      ===========    ===========    ===========    ===========
Total Return(2)                                        (19.22)%         (13.53)%         1.17%         22.28%         (8.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $   825,179      $   970,190    $ 1,186,787    $ 1,343,207    $ 1,253,845
Ratio of Expenses to Average Net Assets                  0.90%            0.80%          0.80%          0.80%          0.80%
Ratio of Net Income (Loss) to Average Net Assets         1.11%            1.13%         (0.20)%         1.07%          1.40%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.95%            0.90%          0.88%          0.90%          0.88%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                     1.06%            1.03%         (0.28)%         0.97%          1.32%
Portfolio Turnover Rate                                    82%              64%            68%            61%            74%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      44 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

MID CAP GROWTH OPPORTUNITIES FUND(1)




                                                     Fiscal year           Fiscal period
                                                        ended                  ended
                                                   September 30,  2002   September 30, 2001(2,3)
                                                  --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $              29.11    $              55.52
                                                  --------------------    --------------------
Investment Operations:
 Net Investment Income (Loss)                                    (0.05)                   0.02
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (1.81)                  (8.59)
                                                  --------------------    --------------------
 Total From Investment Operations                                (1.86)                  (8.57)
                                                  --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                             --                      --
 Distributions (from capital gains)                                 --                  (17.84)
                                                  --------------------    --------------------
 Total Distributions                                                --                  (17.84)
                                                  --------------------    --------------------
Net Asset Value, End of Period                    $              27.25    $              29.11
                                                  ====================    ====================
Total Return(4)                                                  (6.39)%                (19.84)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $            477,210    $            406,349
Ratio of Expenses to Average Net Assets                           0.95%                   0.95%
Ratio of Net Income (Loss) to Average Net Assets                 (0.08)%                  0.06%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                              1.01%                   0.97%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                             (0.14)%                  0.04%
Portfolio Turnover Rate                                            162%                    204%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                  Fiscal year ended October 31,
                                                    2000(2)           1999(2)         1998(2)          1997
                                                  -----------      -----------      -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period              $     38.32      $     38.01      $     44.70    $     41.58
                                                  -----------      -----------      -----------    -----------
Investment Operations:
 Net Investment Income (Loss)                           (0.05)            0.02            (0.14)         (0.11)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                        18.04             0.60            (2.09)          8.49
                                                  -----------      -----------      -----------    -----------
 Total From Investment Operations                       17.99             0.62            (2.23)          8.38
                                                  -----------      -----------      -----------    -----------
Less Distributions:
 Dividends (from net investment income)                    --               --               --             --
 Distributions (from capital gains)                     (0.79)           (0.31)           (4.46)         (5.26)
                                                  -----------      -----------      -----------    -----------
 Total Distributions                                    (0.79)           (0.31)           (4.46)         (5.26)
                                                  -----------      -----------      -----------    -----------
Net Asset Value, End of Period                    $     55.52      $     38.32      $     38.01    $     44.70
                                                  ===========      ===========      ===========    ===========
Total Return(4)                                         47.56%            1.56%           (5.66)%        22.44%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $   435,613      $   359,947      $   464,858    $   569,028
Ratio of Expenses to Average Net Assets                  0.95%            0.94%            0.88%          0.87%
Ratio of Net Income (Loss) to Average Net Assets        (0.13)%           0.04%           (0.32)%        (0.25)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.97%            0.96%            0.95%          0.95%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                    (0.15)%           0.02%           (0.39)%        (0.33)%
Portfolio Turnover Rate                                   205%             140%              77%            97%



(1)Effective January 31, 2003, the fund changed its name from Mid Cap Core Fund to Mid Cap Growth Opportunities Fund.


(2)Per share data calculated using average shares outstanding method.


(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                                   Fiscal year ended September 30,
                                                                 2002(1)          2001(1)        2000         1999          1998
                                                               -----------      -----------   -----------  -----------  -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $     13.77      $     14.68   $     12.99  $     15.05  $   24.21
                                                               -----------      -----------   -----------  -----------  ---------
Investment Operations:
 Net Investment Income                                                0.17             0.14          0.11         0.12       0.14
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     (0.44)           (0.92)         1.69         1.30      (6.43)
                                                               -----------      -----------   -----------  -----------  ---------
 Total From Investment Operations                                    (0.27)           (0.78)         1.80         1.42      (6.29)
                                                               -----------      -----------   -----------  -----------  ---------
Less Distributions:
 Dividends (from net investment income)                              (0.13)           (0.13)        (0.11)       (0.13)     (0.13)
 Distributions (from capital gains)                                     --               --            --        (3.35)     (2.74)
 Distributions (from return of capital)                              (0.04)              --            --           --         --
                                                               -----------      -----------   -----------  -----------  ---------
 Total Distributions                                                 (0.17)           (0.13)        (0.11)       (3.48)     (2.87)
                                                               -----------      -----------   -----------  -----------  ---------
Net Asset Value, End of Period                                 $     13.33      $     13.77   $     14.68  $     12.99  $   15.05
                                                               ===========      ===========   ===========  ===========  =========
Total Return(2)                                                      (2.12)%          (5.37)%       13.94%        8.47%    (28.65)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $   259,990      $   291,932   $   275,128  $   304,492  $ 418,041
Ratio of Expenses to Average Net Assets                               0.95%            0.90%         0.90%        0.90%      0.89%
Ratio of Net Income to Average Net Assets                             1.08%            0.92%         0.79%        0.89%      0.69%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.01%            0.90%         0.94%        0.93%      0.89%
Ratio of Net Income to Average Net Assets (excluding waivers)         1.02%            0.92%         0.75%        0.86%      0.69%
Portfolio Turnover Rate                                                 90%             104%          141%         121%       135%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      45 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

SMALL CAP SELECT FUND(1)


                                             Fiscal year             Fiscal period
                                                ended                    ended
                                         September 30, 2002(2)  September 30, 2001(2,3)
                                         --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period     $              12.26    $              17.92
                                         --------------------    --------------------
Investment Operations:
 Net Investment Loss                                    (0.07)                     --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                        (0.30)                  (1.95)
                                         --------------------    --------------------
 Total From Investment Operations                       (0.37)                  (1.95)
                                         --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                    --                      --
 Distributions (from capital gains)                     (0.89)                  (3.71)
                                         --------------------    --------------------
 Total Distributions                                    (0.89)                  (3.71)
                                         --------------------    --------------------
Net Asset Value, End of Period           $              11.00    $              12.26
                                         ====================    ====================
Total Return(5)                                         (4.19)%                (12.49)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $            403,027    $            291,706
Ratio of Expenses to Average Net Assets                  0.96%                   0.93%
Ratio of Net Loss to Average Net Assets                 (0.55)%                  0.01%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     1.00%                   0.96%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                    (0.59)%                 (0.02)%
Portfolio Turnover Rate                                   171%                    204%

[WIDE TABLE CONTINUED FROM ABOVE]

                                            Fiscal period
                                                 ended             Fiscal year ended November 30,
                                         October 31, 2000(2,4)    1999(2)       1998         1997
                                         --------------------    ---------    ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period     $              14.07    $   12.02    $   15.17    $   13.49
                                         --------------------    ---------    ---------    ---------
Investment Operations:
 Net Investment Loss                                     0.05        (0.03)       (0.02)        0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                         4.10         2.13        (1.91)        2.50
                                         --------------------    ---------    ---------    ---------
 Total From Investment Operations                        4.15         2.10        (1.93)        2.51
                                         --------------------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                 (0.03)          --           --        (0.01)
 Distributions (from capital gains)                     (0.27)       (0.05)       (1.22)       (0.82)
                                         --------------------    ---------    ---------    ---------
 Total Distributions                                    (0.30)       (0.05)       (1.22)       (0.83)
                                         --------------------    ---------    ---------    ---------
Net Asset Value, End of Period           $              17.92    $   14.07    $   12.02    $   15.17
                                         ====================    =========    =========    =========
Total Return(5)                                         30.01%       17.57%      (13.90)%      19.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $            134,617    $ 111,643    $ 129,591    $ 211,643
Ratio of Expenses to Average Net Assets                  0.98%        0.96%        0.95%        0.95%
Ratio of Net Loss to Average Net Assets                  0.29%       (0.26)%      (0.16)%       0.01%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     1.39%        1.36%        1.35%        1.35%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                    (0.12)%      (0.66)%      (0.56)%      (0.39)%
Portfolio Turnover Rate                                    91%          72%          70%          80%



(1)Effective January 31, 2003, the fund changed its name from Small Cap Core Fund to Small Cap Select Fund.


(2)Per share data calculated using average shares outstanding method.


(3)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------

SMALL CAP GROWTH OPPORTUNITIES FUND(1)


                                              Fiscal year          Fiscal period
                                                 ended                 ended
                                          September 30, 2002    September 30, 2001(2,3)
                                         --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period     $              17.38    $              31.83
                                         --------------------    --------------------
Investment Operations:
 Net Investment Income (Loss)                           (0.25)                  (0.12)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                        (2.80)                  (5.33)
                                         --------------------    --------------------
 Total From Investment Operations                       (3.05)                  (5.45)
                                         --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                    --                      --
 Distributions (from capital gains)                        --                   (9.00)
 Distributions (from return of capital)                 (0.03)                     --
                                         --------------------    --------------------
 Total Distributions                                    (0.03)                  (9.00)
                                         --------------------    --------------------
Net Asset Value, End of Period           $              14.30    $              17.38
                                         ====================    ====================
Total Return(4)                                        (17.62)%                (21.35)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $            208,439    $            266,115
Ratio of Expenses to Average Net Assets                  1.68%                   1.68%
Ratio of Net Loss to Average Net Assets                 (1.28)%                 (0.64)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     1.72%                   1.74%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                    (1.32)%                 (0.70)%
Portfolio Turnover Rate                                   123%                    125%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                      Fiscal year ended October 31,
                                             2000           1999           1998           1997
                                         -----------    -----------    -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period     $     22.06    $     12.49    $     17.57    $     16.20
                                         -----------    -----------    -----------    -----------
Investment Operations:
 Net Investment Income (Loss)                  (0.31)         (0.19)         (0.22)         (0.15)
 Net Gains (Losses) on Investments
  (both realized and unrealized)               16.21           9.79          (3.19)          4.27
                                         -----------    -----------    -----------    -----------
 Total From Investment Operations              15.90           9.60          (3.41)          4.12
                                         -----------    -----------    -----------    -----------
Less Distributions:
 Dividends (from net investment income)           --             --             --             --
 Distributions (from capital gains)            (6.13)         (0.03)         (1.67)         (2.75)
 Distributions (from return of capital)           --             --             --             --
                                         -----------    -----------    -----------    -----------
 Total Distributions                           (6.13)         (0.03)         (1.67)         (2.75)
                                         -----------    -----------    -----------    -----------
Net Asset Value, End of Period           $     31.83    $     22.06    $     12.49    $     17.57
                                         ===========    ===========    ===========    ===========
Total Return(4)                                87.90%         77.06%        (21.51)%        30.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $   322,981    $   150,898    $    72,696    $   103,840
Ratio of Expenses to Average Net Assets         1.71%          1.76%          1.74%          1.70%
Ratio of Net Loss to Average Net Assets        (1.06)%        (1.18)%        (1.38)%        (1.20)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.71%          1.77%          1.81%          1.78%
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                           (1.06)%        (1.19)%        (1.45)%        (1.28)%
Portfolio Turnover Rate                          179%           200%           136%           158%



(1)Effective January 31, 2003, the fund changed its name from Micro Cap Fund to Small Cap Growth Opportunities Fund.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      46 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND


                                                                                                                 Fiscal period
                                                              Fiscal year ended September 30,                         ended
                                                   2002(1)     2001(1)      2000       1999        1998(2)    November 30, 1997(3)
                                                  --------    --------    --------    --------    --------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $  13.48    $  17.19    $  13.98    $  13.60    $  18.23    $              17.87
                                                  --------    --------    --------    --------    --------    --------------------
Investment Operations:
 Net Investment Income (Loss)                         0.02        0.06        0.02        0.01        0.06                   (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                     (0.12)      (1.00)       3.26        1.50       (3.38)                   0.37
                                                  --------    --------    --------    --------    --------    --------------------
 Total From Investment Operations                    (0.10)      (0.94)       3.28        1.51       (3.32)                   0.36
                                                  --------    --------    --------    --------    --------    --------------------
Less Distributions:
 Dividends (from net investment income)              (0.01)      (0.08)         --       (0.02)      (0.04)                     --
 Distributions (from capital gains)                  (1.99)      (2.69)      (0.07)      (1.11)      (1.27)                     --
                                                  --------    --------    --------    --------    --------    --------------------
 Total Distributions                                 (2.00)      (2.77)      (0.07)      (1.13)      (1.31)                     --
                                                  --------    --------    --------    --------    --------    --------------------
Net Asset Value, End of Period                    $  11.38    $  13.48    $  17.19    $  13.98    $  13.60    $              18.23
                                                  ========    ========    ========    ========    ========    ====================
Total Return(4)                                      (1.83)%     (6.25)%     23.56%      11.36%     (19.31)%                  2.01%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $368,092    $434,097    $431,906    $319,752    $367,035    $            461,046
Ratio of Expenses to Average Net Assets               0.98%       0.90%       0.89%       0.89%       0.88%                   1.06%
Ratio of Net Income (Loss) to Average Net Assets      0.13%       0.37%       0.11%       0.08%       0.40%                  (0.06)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.01%       0.90%       0.91%       0.89%       0.88%                   1.06%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                  0.10%       0.37%       0.09%       0.08%       0.40%                  (0.06)%
Portfolio Turnover Rate                                 37%         53%         73%         44%         21%                      3%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 1998, the fund's fiscal year end changed from November 30 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 1997, the fund's fiscal year end changed from July 31 to November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

                                                                              Fiscal year ended September 30,
                                                                2002(1)        2001(1)       2000         1999         1998
                                                               ---------      ---------    ---------    ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $   13.15      $   12.73    $   10.80    $   12.19    $   14.99
                                                               ---------      ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Income                                              0.73           0.84         0.77         0.68         0.67
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    0.63           0.28         2.00        (1.35)       (2.40)
                                                               ---------      ---------    ---------    ---------    ---------
 Total From Investment Operations                                   1.36           1.12         2.77        (0.67)       (1.73)
                                                               ---------      ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                            (0.71)         (0.68)       (0.81)       (0.69)       (0.74)
 Distributions (from capital gains)                                   --             --           --           --        (0.33)
 Distributions (from return of capital)                            (0.07)         (0.02)       (0.03)       (0.03)          --
                                                               ---------      ---------    ---------    ---------    ---------
 Total Distributions                                               (0.78)         (0.70)       (0.84)       (0.72)       (1.07)
                                                               ---------      ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $   13.73      $   13.15    $   12.73    $   10.80    $   12.19
                                                               =========      =========    =========    =========    =========
Total Return(2)                                                    10.40%          9.01%       26.95%       (5.64)%     (12.18)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $ 120,091      $  96,263    $  56,347    $  51,181    $  58,275
Ratio of Expenses to Average Net Assets                             0.98%          0.80%        0.80%        0.80%        0.80%
Ratio of Net Income to Average Net Assets                           5.27%          6.50%        6.79%        5.78%        5.06%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.07%          1.01%        0.99%        0.93%        0.93%
Ratio of Net Income to Average Net Assets (excluding waivers)       5.18%          6.29%        6.60%        5.65%        4.93%
Portfolio Turnover Rate                                               99%            85%          45%          21%          36%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      47 Prospectus - First American Stock Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
TECHNOLOGY FUND


                                                                            Fiscal year ended September 30,
                                                              2002(1)        2001(1)       2000         1999         1998
                                                             ---------      ---------    ---------    ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                         $    6.53      $   48.60    $   34.64    $   15.73    $   20.29
                                                             ---------      ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Loss                                             (0.05)         (0.11)       (0.34)       (0.13)       (0.08)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (2.06)        (34.34)       25.36        19.79        (3.27)
                                                             ---------      ---------    ---------    ---------    ---------
 Total From Investment Operations                                (2.11)        (34.45)       25.02        19.66        (3.35)
                                                             ---------      ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                             --             --           --           --           --
 Distributions (from capital gains)                                 --          (7.62)      (11.06)       (0.75)       (1.21)
                                                             ---------      ---------    ---------    ---------    ---------
 Total Distributions                                                --          (7.62)      (11.06)       (0.75)       (1.21)
                                                             ---------      ---------    ---------    ---------    ---------
Net Asset Value, End of Period                               $    4.42      $    6.53    $   48.60    $   34.64    $   15.73
                                                             =========      =========    =========    =========    =========
Total Return(2)                                                 (32.31)%       (83.26)%      80.71%      129.52%      (16.41)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                              $  44,134      $  59,653    $ 436,938    $ 214,620    $ 100,985
Ratio of Expenses to Average Net Assets                           0.98%          0.90%        0.90%        0.90%        0.90%
Ratio of Net Loss to Average Net Assets                          (0.64)%        (0.62)%      (0.67)%      (0.53)%      (0.38)%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.45%          0.96%        0.90%        0.91%        0.90%
Ratio of NetLoss to Average Net Assets (excluding waivers)       (1.11)%        (0.67)%      (0.67)%      (0.54)%      (0.38)%
Portfolio Turnover Rate                                            288%           269%         195%         184%         124%


(1)Per share data calculated using average shares outstanding method.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
INTERNATIONAL FUND


                                                 Fiscal year          Fiscal period           Fiscal period
                                                    ended                  ended                  ended
                                           September 30, 2002(1)  September 30, 2001(1,2)  October 31, 2000(1,3)
                                           --------------------    --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $               9.03    $              14.03    $              15.97
                                           --------------------    --------------------    --------------------
Investment Operations:
 Net Investment Income (Loss)                              0.03                    0.07                    0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                          (1.66)                  (3.61)                  (0.42)
                                           --------------------    --------------------    --------------------
 Total From Investment Operations                         (1.63)                  (3.54)                  (0.41)
                                           --------------------    --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                      --                   (0.11)                  (0.12)
 Distributions (from capital gains)                          --                   (1.35)                  (1.41)
                                           --------------------    --------------------    --------------------
 Total Distributions                                         --                   (1.46)                  (1.53)
                                           --------------------    --------------------    --------------------
Net Asset Value, End of Period             $               7.40    $               9.03    $              14.03
                                           ====================    ====================    ====================
Total Return(4)                                          (18.05)%                (27.93)%                 (3.27)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $            540,495    $            661,886    $            122,329
Ratio of Expenses to Average Net Assets                    1.35%                   1.23%                   1.28%
Ratio of Net Income (Loss) to Average Net
 Assets                                                    0.36%                   0.67%                   0.04%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.41%                   1.36%                   1.76%
Ratio of Net Income (Loss) to Average Net
 Assets (excluding waivers)                                0.30%                   0.54%                  (0.44)%
Portfolio Turnover Rate                                      72%                     72%                     90%

[WIDE TABLE CONTINUED FROM ABOVE]

                                               Fiscal year ended November 30,
                                              1999          1998          1997
                                           ----------    ----------    ----------
PER SHARE DATA
Net Asset Value, Beginning of Period       $    12.42    $    11.21    $    11.24
                                           ----------    ----------    ----------
Investment Operations:
 Net Investment Income (Loss)                    0.06          0.04          0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                 4.25          1.67          0.31
                                           ----------    ----------    ----------
 Total From Investment Operations                4.31          1.71          0.32
                                           ----------    ----------    ----------
Less Distributions:
 Dividends (from net investment income)         (0.06)        (0.10)        (0.06)
 Distributions (from capital gains)             (0.70)        (0.40)        (0.29)
                                           ----------    ----------    ----------
 Total Distributions                            (0.76)        (0.50)        (0.35)
                                           ----------    ----------    ----------
Net Asset Value, End of Period             $    15.97    $    12.42    $    11.21
                                           ==========    ==========    ==========
Total Return(4)                                 36.98%        15.73%         2.91%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $   92,778    $   60,647    $   55,038
Ratio of Expenses to Average Net Assets          1.26%         1.28%         1.29%
Ratio of Net Income (Loss) to Average Net
 Assets                                          0.28%         0.34%         0.09%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.75%         1.75%         1.75%
Ratio of Net Income (Loss) to Average Net
 Assets (excluding waivers)                     (0.21)%       (0.13)%       (0.37)%
Portfolio Turnover Rate                            94%           89%           75%


(1)Per share data calculated using average shares outstanding method.


(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      48 Prospectus - First American Stock Funds
                                                      Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.

SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS -  STOCK FUNDS

                                   INDEX FUNDS
                                     CLASS A, CLASS B, AND CLASS C SHARES

                                           EQUITY INDEX FUND
                                           MID CAP INDEX FUND
                                           SMALL CAP INDEX FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Equity Index Fund                                                            2
--------------------------------------------------------------------------------
  Mid Cap Index Fund                                                           5
--------------------------------------------------------------------------------
  Small Cap Index Fund                                                         8
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                               11
--------------------------------------------------------------------------------
  Selling Shares                                                              15
--------------------------------------------------------------------------------
  Managing Your Investment                                                    17
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  18
--------------------------------------------------------------------------------
  More About The Funds                                                        19
--------------------------------------------------------------------------------
  Financial Highlights                                                        20
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

                                       1 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
EQUITY INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Equity Index Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       2 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
EQUITY INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

[BAR CHART]


9.80%  1.02%  36.63%  22.13%  32.51%  28.24%  20.12%  -9.80%  -12.30%  -22.46%
--------------------------------------------------------------------------------
1993   1994    1995    1996    1997    1998    1999    2000     2001     2002


Best Quarter:
Quarter ending   December 31, 1998    21.30%
Worst Quarter:
Quarter ending   September 30, 2002   (17.27 )%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02                                                                Date       One Year
Equity Index Fund
 Class A (return before taxes)                                            12/14/92        (26.71)%
 Class A (return after taxes on distributions)                                            (27.01)%
 Class A (return after taxes on distributions and sale of fund shares)                    (16.39)%
 Class B (return before taxes)                                             8/15/94        (26.81)%
 Class C (return before taxes)                                              2/1/99        (24.56)%
Standard & Poor's 500 Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                                      (22.10)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                                       Since        Since
AVERAGE ANNUAL TOTAL RETURNS                                                                       Inception    Inception
AS OF 12/31/02                                                          Five Years   Ten Years     (Class B)    (Class C)
Equity Index Fund
 Class A (return before taxes)                                               (2.23)%        8.16%       N/A          N/A
 Class A (return after taxes on distributions)                               (2.87)%        7.06%       N/A          N/A
 Class A (return after taxes on distributions and sale of fund shares)       (1.81)%        6.52%       N/A          N/A
 Class B (return before taxes)                                               (2.22)%         N/A       8.45%         N/A
 Class C (return before taxes)                                                 N/A           N/A        N/A        (9.27)%
Standard & Poor's 500 Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                         (0.59)%        9.34%      9.54%       (7.89)%



(1)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

                                       3 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
EQUITY INDEX FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)                              CLASS A       CLASS B   CLASS C

--------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                                5.50%         5.00%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                          5.50%(2)      0.00%     1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                      0.00%(3)      5.00%     1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                                 $  50         $  50      $ 50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

---------------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                           0.25%         0.25%     0.25%
 Distribution and Service (12b-1) Fees                                                     0.25%         1.00%     1.00%
 Other Expenses                                                                            0.30%         0.30%     0.30%
 Total Annual Fund Operating Expenses                                                      0.80%         1.55%     1.55%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                                  (0.18)%       (0.18)%   (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                                              0.62%         1.37%     1.37%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.62%, 1.37%, AND 1.37%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year      $   627                 $   658                  $   158                 $   356                 $   256
   3 years     $   791                 $   890                  $   490                 $   585                 $   585
   5 years     $   970                 $ 1,045                  $   845                 $   936                 $   936
  10 years     $ 1,485                 $ 1,642                  $ 1,642                 $ 1,927                 $ 1,927


                                       4 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $48 million to $7.2 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.


The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

FAILURE TO MATCH PERFORMANCE OF S&P 400 INDEX. The fund's ability to replicate the performance of the S&P MidCap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P MidCap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       5 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


 15.49%    -2.30%    -15.06%
-----------------------------
 2000       2001       2002


Best Quarter:
Quarter ending   December 31, 2001      17.55%
Worst Quarter:
Quarter ending   September 30, 2001    (16.74)%


AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date        One Year
Mid Cap Index Fund
 Class A (return before taxes)                                             11/4/99        (19.75)%
 Class A (return after taxes on distributions)                                            (20.29)%
 Class A (return after taxes on distributions and sale of fund shares)                    (11.74)%
 Class B (return before taxes)                                             11/4/99        (19.79)%
 Class C (return before taxes)                                             9/24/01        (17.31)%
Standard & Poor's Mid Cap 400 Index
(reflects no deduction for fees, expenses, or taxes)(2)                                   (14.51)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                              Since        Since
AVERAGE ANNUAL TOTAL RETURNS                                              Inception    Inception
AS OF 12/31/02(1)                                              (Class A and Class B)    (Class C)
Mid Cap Index Fund
 Class A (return before taxes)                                            (0.52)%           N/A
 Class A (return after taxes on distributions)                            (2.21)%           N/A
 Class A (return after taxes on distributions and sale of fund shares)    (0.95)%           N/A
 Class B (return before taxes)                                            (0.25)%           N/A
 Class C (return before taxes)                                                N/A         0.20%
Standard & Poor's Mid Cap 400 Index
(reflects no deduction for fees, expenses, or taxes)(2)                     1.84%         0.69%


(1)On 9/24/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund.


(2)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid range sector of the U.S. stock market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 11/30/99, 11/30/99, and 9/30/01, respectively.


                                       6 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)                               CLASS A       CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                                5.50%         5.00%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                          5.50%(2)      0.00%     1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                      0.00%(3)      5.00%     1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                                 $  50         $  50     $  50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                           0.25%         0.25%     0.25%
 Distribution and Service (12b-1) Fees                                                     0.25%         1.00%     1.00%
 Other Expenses                                                                            0.33%         0.33%     0.33%
 Total Annual Fund Operating Expenses                                                      0.83%         1.58%     1.58%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                                  (0.08)%       (0.08)%   (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                                              0.75%         1.50%     1.50%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%, 1.50%, AND 1.50%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year      $   630                 $   661                  $   161                 $   359                 $   259
   3 years     $   800                 $   899                  $   499                 $   594                 $   594
   5 years     $   985                 $ 1,060                  $   860                 $   952                 $   952
  10 years     $ 1,519                 $ 1,675                  $ 1,675                 $ 1,960                 $ 1,960

                                       7 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

FAILURE TO MATCH PERFORMANCE OF RUSSELL 2000 INDEX. The fund's ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       8 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP INDEX FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

[BAR CHART]


 7.66%    11.67%    6.25%     -22.47%
--------------------------------------
 1999      2000     2001        2002

Best Quarter:
Quarter ending   December 31, 2001      20.84%
Worst Quarter:
Quarter ending   September 30, 2002    (21.55)%



AVERAGE ANNUAL TOTAL RETURNS                                             Inception
AS OF 12/31/02(1)                                                             Date        One Year
Small Cap Index Fund
 Class A (return before taxes)                                            12/30/98        (26.73)%
 Class A (return after taxes on distributions)                                            (26.87)%
 Class A (return after taxes on distributions and sale of fund shares)                    (16.41)%
 Class B (return before taxes)                                            12/11/00        (26.84)%
 Class C (return before taxes)                                             9/24/01        (24.53)%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (20.48)%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                              Since         Sinc       Since
AVERAGE ANNUAL TOTAL RETURNS                                              Inception     Inception  Inception
AS OF 12/31/02(1)                                                         (Class A)     (Class B)  (Class C)
Small Cap Index Fund
 Class A (return before taxes)                                             (1.05)%           N/A         N/A
 Class A (return after taxes on distributions)                             (1.94)%           N/A         N/A
 Class A (return after taxes on distributions and sale of fund shares)     (1.11)%           N/A         N/A
 Class B (return before taxes)                                                 N/A      (11.21)%         N/A
 Class C (return before taxes)                                                 N/A           N/A     (5.45)%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses, or taxes)                       (1.06)%       (9.73)%     (2.99)%


(1)On 9/24/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.


(2)An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 81% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class A , Class B, and Class C shares is calculated from 12/31/98, 12/31/00, and 9/30/01, respectively.


                                       9 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP INDEX FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)                               CLASS A       CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                                5.50%         5.00%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                          5.50%(2)      0.00%     1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                      0.00%(3)      5.00%     1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                                 $  50          $ 50      $ 50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                          0.40%          0.40%     0.40%
 Distribution and Service (12b-1) Fees                                                    0.25%          1.00%     1.00%
 Other Expenses                                                                           0.44%          0.44%     0.44%
 Total Annual Fund Operating Expenses                                                     1.09%          1.84%     1.84%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                                  (0.16)%       (0.16)%   (0.16)%
 NET EXPENSES (AFTER WAIVERS)                                                              0.93%         1.68%     1.68%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.93%, 1.68%, AND 1.68%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year      $   655                 $   687                  $   187                 $   385                 $   285
   3 years     $   878                 $   979                  $   579                 $   673                 $   673
   5 years     $ 1,118                 $ 1,195                  $   995                 $ 1,086                 $ 1,086
  10 years     $ 1,806                 $ 1,960                  $ 1,960                 $ 2,237                 $ 2,237

                                      10 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES


--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class A, Class B, and Class C shares. Class S and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o a front-end sales charge determined by the amount of your purchase. See "Calculating Your Share Price - Class A Shares."

o annual shareholder servicing (12b-1) fees of 0.25%. See "Fund Summaries - Fees and Expenses."

o  reduced sales charges for larger purchases. See "Reducing Your Sales Charge."

CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See "Calculating Your Share Price - Class B Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o a front-end sales charge of 1.00%. See "Calculating Your Share Price - Class C Shares."

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase. See "Calculating Your Share Price - Class C Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

o orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

o orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

o orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

FOR                                           12b-1 FEES ARE EQUAL TO:
--------------------------------------------------------------------------------
Class A shares                                0.25% of average daily net assets
Class B shares                                1% of average daily net assets
Class C shares                                1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

                                      11 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Calculating Your Share Price - Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                             Sales Charge                Maximum
                                                                     Reallowance
                                         As a%  of      As a%  of      as a%  of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than $50,000                            5.50%          5.82%          5.00%
$ 50,000 - $ 99,999                          4.50%          4.71%          4.00%
$100,000 - $249,999                          3.50%          3.63%          3.25%
$250,000 - $499,999                          2.50%          2.56%          2.25%
$500,000 - $999,999                          2.00%          2.04%          1.75%
$1 million and over                          0.00%          0.00%          0.00%
--------------------------------------------------------------------------------

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

                                      12 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase except in the case of Equity Index Fund, Small Cap Index Fund, and Mid Cap Index Fund. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value
- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                              CDSC as a%  of the
Year since purchase                                         value of your shares
--------------------------------------------------------------------------------
First                                                                        5%
Second                                                                       5%
Third                                                                        4%
Fourth                                                                       3%
Fifth                                                                        2%
Sixth                                                                        1%
Seventh                                                                      0%
Eighth                                                                       0%
--------------------------------------------------------------------------------

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to an additional 1% of your purchase price to your investment professional or participating institution. Furthermore, the advisor may pay its affiliated broker-dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., an additional commission of up to 1% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

                                      13 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES


You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. "Accepted" means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


o third-party checks, credit cards, credit card checks, and cash may not be accepted.


o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

                                      14 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Selling Shares, Redemption In Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202
Your request should include the following information:

o  name of the fund.

o  account number.

o  dollar amount or number of shares redeemed.

o  name on the account.

o  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the fund's records.

o  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

--------------------------------------------------------------------------------
ACCOUNTS WITH LOW BALANCES


If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

o  deduct a $50 annual account maintenance fee, or


o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

                                      15 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                      16 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.


STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                                      17 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a%  of
                                                                   average daily
                                                                      net assets
                                                                  --------------
Equity Index Fund                                                          0.07%
Mid Cap Index Fund                                                         0.17%
Small Cap Index Fund                                                       0.24%



DIRECT CORRESPONDENCE TO:


First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

                                      18 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices are also affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


                                      19 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A, Class B, and Class C shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar MidCap Index Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class A shares were exchanged for Class A shares of the First American Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class A shares were exchanged for Class A shares of the First American Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.


The information for Equity Index Fund for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The information for the fiscal year ended September 30, 1998, has been audited by other auditors.

The information for Mid Cap Index Fund and for Small Cap Index Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                   2002(1)       2001(1)        2000          1999          1998
                                                                ---------     ---------     ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $   19.50     $   27.75     $   25.52     $   20.61     $   20.76
                                                                ---------     ---------     ---------     ---------     ---------
Investment Operations:
 Net Investment Income                                               0.18          0.18          0.17          0.21          0.24
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (4.19)        (7.43)         2.91          5.36          1.39
                                                                ---------     ---------     ---------     ---------     ---------
 Total From Investment Operations                                   (4.01)        (7.25)         3.08          5.57          1.63
                                                                ---------     ---------     ---------     ---------     ---------
Less Distributions:
 Dividends (from net investment income)                             (0.18)        (0.17)        (0.17)        (0.22)        (0.24)
 Distributions (from capital gains)                                    --         (0.83)        (0.68)        (0.44)        (1.54)
                                                                ---------     ---------     ---------     ---------     ---------
 Total Distributions                                                (0.18)        (1.00)        (0.85)        (0.66)        (1.78)
                                                                ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period                                  $   15.31     $   19.50     $   27.75     $   25.52     $   20.61
                                                                =========     =========     =========     =========     =========
Total Return(2)                                                    (20.75)%      (26.95)%       12.11%        27.30%         8.50%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 139,007     $ 188,410     $ 134,180     $ 110,439     $  46,010
Ratio of Expenses to Average Net Assets                              0.62%         0.60%         0.60%         0.60%         0.60%
Ratio of Net Income to Average Net Assets                            0.91%         0.74%         0.62%         0.85%         1.11%
Ratio of Expenses to Average Net Assets (excluding waivers)          0.80%         1.14%         1.14%         1.14%         1.13%
Ratio of Net Income to Average Net Assets (excluding waivers)        0.73%         0.20%         0.08%         0.31%         0.58%
Portfolio Turnover Rate                                                 8%            6%           16%            7%           14%



(1)Per share data calculated using average shares method.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      20 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INDEX FUND (CONTINUED)


                                                                                 Fiscal year ended September 30,
CLASS B SHARES                                                  2002(1)         2001(1)         2000          1999         1998
                                                              ---------       ---------       ---------     ---------    ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $   19.29       $   27.49       $   25.34     $   20.49    $   20.67
                                                              ---------       ---------       ---------     ---------    ---------
Investment Operations:
 Net Investment Income                                             0.03              --              --          0.05         0.09
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  (4.15)          (7.35)           2.84          5.30         1.36
                                                              ---------       ---------       ---------     ---------    ---------
 Total From Investment Operations                                 (4.12)          (7.35)           2.84          5.35         1.45
                                                              ---------       ---------       ---------     ---------    ---------
Less Distributions:
 Dividends (from net investment income)                           (0.04)          (0.02)          (0.01)        (0.06)       (0.09)
 Distributions (from capital gains)                                  --           (0.83)          (0.68)        (0.44)       (1.54)
                                                              ---------       ---------       ---------     ---------    ---------
 Total Distributions                                              (0.04)          (0.85)          (0.69)        (0.50)       (1.63)
                                                              ---------       ---------       ---------     ---------    ---------
Net Asset Value, End of Period                                $   15.13       $   19.29       $   27.49     $   25.34    $   20.49
                                                              =========       =========       =========     =========    =========
Total Return(2)                                                  (21.40)%        (27.49)%         11.25%        26.38%        7.66%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $  66,835       $  95,586       $ 121,092     $  99,054    $  44,122
Ratio of Expenses to Average Net Assets                            1.37%           1.35%           1.35%         1.35%        1.35%
Ratio of Net Income (Loss) to Average Net Assets                   0.16%          (0.01)%         (0.13)%        0.10%        0.37%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.55%           1.89%           1.89%         1.89%        1.88%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (0.02)%         (0.55)%         (0.67)%       (0.44)%      (0.16)%
Portfolio Turnover Rate                                               8%              6%             16%            7%          14%



(1)Per share data calculated using average shares method.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                 Fiscal period ended September 30,
CLASS C SHARES                                                          2002(1)         2001(1)          2000         1999(2)
                                                                       ---------       ---------       ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $   19.41       $   27.66       $   25.48     $   25.35
                                                                       ---------       ---------       ---------     ---------
Investment Operations:
 Net Investment Income                                                      0.03              --              --          0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (4.17)          (7.40)           2.88          0.13
                                                                       ---------       ---------       ---------     ---------
 Total From Investment Operations                                          (4.14)          (7.40)           2.88          0.19
                                                                       ---------       ---------       ---------     ---------
Less Distributions:
 Dividends (from net investment income)                                    (0.04)          (0.02)          (0.02)        (0.06)
 Distributions (from capital gains)                                           --           (0.83)          (0.68)           --
                                                                       ---------       ---------       ---------     ---------
 Total Distributions                                                       (0.04)          (0.85)          (0.70)        (0.06)
                                                                       ---------       ---------       ---------     ---------
Net Asset Value, End of Period                                         $   15.23       $   19.41       $   27.66     $   25.48
                                                                       =========       =========       =========     =========
Total Return(3)                                                           (21.38)%        (27.51)%         11.32%         0.76%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $  21,637       $  29,560       $  34,811     $  16,861
Ratio of Expenses to Average Net Assets                                     1.37%           1.35%           1.35%         1.35%
Ratio of Net Income (Loss) to Average Net Assets                            0.16%          (0.01)%         (0.13)%        0.07%
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.55%           1.89%           1.89%         1.89%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)       (0.02)%         (0.55)%         (0.67)%       (0.47)%
Portfolio Turnover Rate                                                        8%              6%             16%            7%



(1)Per share data calculated using average shares method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      21 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MID CAP INDEX FUND

                                                                   Fiscal year          Fiscal period           Fiscal period
                                                                       ended                ended                   ended
CLASS A SHARES                                                September 30, 2002(1) September 30, 2001(1,2)   October 31, 2000(3)
                                                               -------------------    -------------------    -------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $              9.38    $             12.56    $             10.00
                                                               -------------------    -------------------    -------------------
Investment Operations:
 Net Investment Income                                                        0.04                   0.05                   0.04
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                             (0.49)                 (2.11)                  2.56
                                                               -------------------    -------------------    -------------------
 Total From Investment Operations                                            (0.45)                 (2.06)                  2.60
                                                               -------------------    -------------------    -------------------
Less Distributions:
 Dividends (from net investment income)                                      (0.04)                 (0.05)                 (0.04)
 Distributions (from capital gains)                                          (0.38)                 (1.07)                    --
                                                               -------------------    -------------------    -------------------
 Total Distributions                                                         (0.42)                 (1.12)                 (0.04)
                                                               -------------------    -------------------    -------------------
Net Asset Value, End of Period                                 $              8.51    $              9.38    $             12.56
                                                               ===================    ===================    ===================
Total Return(4)                                                              (5.45)%               (17.60)%                26.48%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $             3,581    $             2,972    $             1,918
Ratio of Expenses to Average Net Assets                                       0.75%                  0.75%                  0.75%
Ratio of Net Income to Average Net Assets                                     0.37%                  0.51%                  0.75%
Ratio of Expenses to Average Net Assets (excluding waivers)                   0.83%                  0.80%                  0.90%
Ratio of Net Income to Average Net Assets (excluding waivers)                 0.29%                  0.46%                  0.60%
Portfolio Turnover Rate                                                         19%                    43%                    45%



(1)Per share data calculated using average shares method.

(2)Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Commenced operations on November 4, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                         Fiscal year         Fiscal period       Fiscal period
                                                                           ended                 ended               ended
CLASS B SHARES                                                    September 30, 2002(1) September 30, 2001(1,2) October 31, 2000(3)
                                                                    ------------------    ------------------    ------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $             9.33    $            12.52    $            10.00
                                                                    ------------------    ------------------    ------------------
Investment Operations:
 Net Investment Income (Loss)                                                    (0.03)                   --                 (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                 (0.48)                (2.12)                 2.56
                                                                    ------------------    ------------------    ------------------
 Total From Investment Operations                                                (0.51)                (2.12)                 2.55
                                                                    ------------------    ------------------    ------------------
Less Distributions:
 Dividends (from net investment income)                                             --                  0.00                 (0.03)
 Distributions (from capital gains)                                              (0.38)                (1.07)                   --
                                                                    ------------------    ------------------    ------------------
 Total Distributions                                                             (0.38)                (1.07)                (0.03)
                                                                    ------------------    ------------------    ------------------
Net Asset Value, End of Period                                      $             8.44    $             9.33    $            12.52
                                                                    ==================    ==================    ==================
Total Return(4)                                                                  (6.07)%              (18.15)%               25.65%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $            1,475    $            1,265    $              905
Ratio of Expenses to Average Net Assets                                           1.50%                 1.50%                 1.50%
Ratio of Net Income (Loss) to Average Net Assets                                 (0.37)%               (0.24)%               (0.00)%
Ratio of Expenses to Average Net Assets (excluding waivers)                       1.58%                 1.54%                 1.65%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)             (0.45)%               (0.28)%               (0.15)%
Portfolio Turnover Rate                                                             19%                   43%                   45%



(1)Per share data calculated using average shares method.

(2)Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Commenced operations on November 4, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      22 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

MID CAP INDEX FUND (CONTINUED)

                                                                            Fiscal year            Fiscal period
                                                                              ended                   ended
CLASS C SHARES                                                         September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $               9.38     $               9.07
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income                                                                (0.02)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (0.51)                    0.31
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (0.53)                    0.31
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                   (0.38)                      --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.38)                      --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $               8.47     $               9.38
                                                                       ====================     ====================
Total Return(3)                                                                       (6.22)%                   3.42%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                795     $                 --
Ratio of Expenses to Average Net Assets                                                1.50%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets                                      (0.37)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.58%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)                  (0.45)%                   0.00%
Portfolio Turnover Rate                                                                  19%                      43%



(1)Per share data calculated using average shares method.

(2)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      23 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP INDEX FUND

                                                                            Fiscal year             Fiscal period
                                                                               ended                    ended
CLASS A SHARES                                                         September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $               9.68     $              12.23
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                          0.05                    (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (1.13)                   (1.49)
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (1.08)                   (1.50)
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                               (0.05)                      --
 Distributions (from capital gains)                                                      --                    (1.05)
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.05)                   (1.05)
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $               8.55     $               9.68
                                                                       ====================     ====================
Total Return(5)                                                                      (11.28)%                 (12.76)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $              1,908     $                341
Ratio of Expenses to Average Net Assets                                                0.93%                    0.91%
Ratio of Net Income (Loss) to Average Net Assets                                       0.46%                   (0.07)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                                                   1.09%                    0.94%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                                   0.30%                   (0.10)%
Portfolio Turnover Rate                                                                  49%                     102%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                        Fiscal period             Fiscal period
                                                                             ended                    ended
CLASS A SHARES                                                         October 31, 2000(3)      November 30, 1999(4)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $              10.18     $              10.00
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.01)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                       2.20                     0.19
                                                                       --------------------     --------------------
 Total From Investment Operations                                                      2.19                     0.19
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                    (0.01)
 Distributions (from capital gains)                                                   (0.14)                      --
                                                                       --------------------     --------------------
 Total Distributions                                                                  (0.14)                   (0.01)
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $              12.23     $              10.18
                                                                       ====================     ====================
Total Return(5)                                                                       21.81%                    1.86%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                177     $                134
Ratio of Expenses to Average Net Assets                                                0.99%                    1.00%
Ratio of Net Income (Loss) to Average Net Assets                                      (0.11)%                  (0.15)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                                                   1.09%                    1.14%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                                  (0.21)%                  (0.29)%
Portfolio Turnover Rate                                                                  32%                      35%



(1)Per share data calculated using average shares method.

(2)Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 2000, the fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Commenced operations on December 30, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.


(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      24 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

Small Cap Index FUND (CONTINUED)


                                                                            Fiscal year           Fiscal period
                                                                               ended                  ended
CLASS B SHARES                                                         September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $               9.63     $              10.97
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.03)                   (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (1.13)                   (1.33)
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (1.16)                   (1.34)
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                     --                       --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $               8.47     $               9.63
                                                                       ====================     ====================
Total Return(3)                                                                      (12.03)%                 (12.11)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                424     $                107
Ratio of Expenses to Average Net Assets                                                1.68%                    1.65%
Ratio of Net Income (Loss) to Average Net Assets                                      (0.29)%                  (0.84)%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.84%                    1.69%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)                  (0.45)%                  (0.88)%
Portfolio Turnover Rate                                                                  49%                     102%



(1)Per share data calculated using average shares method.

(2)Class B shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                           Fiscal year           Fiscal period
                                                                              ended                  ended
CLASS C SHARES                                                         September 30, 2002(1)   September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $               9.68     $               9.49
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.03)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (1.11)                    0.19
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (1.14)                    0.19
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                     --                       --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $               8.54     $               9.68
                                                                       ====================     ====================
Total Return(3)                                                                      (11.72)%                   2.11%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                447     $                 --
Ratio of Expenses to Average Net Assets                                                1.68%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets                                      (0.26)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.84%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)                  (0.42)%                   0.00%
Portfolio Turnover Rate                                                                  49%                     102%



(1)Per share data calculated using average shares method.

(2)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      25 Prospectus - First American Index Funds
                                            Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROINDXR   1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003


                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS -  STOCK FUNDS

                                   INDEX FUNDS
                                     CLASS S SHARES

                                           EQUITY INDEX FUND
                                           MID CAP INDEX FUND
                                           SMALL CAP INDEX FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS

FUND SUMMARIES
--------------------------------------------------------------------------------
  Equity Index Fund                                                            2
--------------------------------------------------------------------------------
  Mid Cap Index Fund                                                           4
--------------------------------------------------------------------------------
  Small Cap Index Fund                                                         6
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                    8
--------------------------------------------------------------------------------
  Managing Your Investment                                                    10
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  11
--------------------------------------------------------------------------------
  More About The Funds                                                        12
--------------------------------------------------------------------------------
  Financial Highlights                                                        13
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                       1 Prospectus - First American Index Funds
                                                      Class S Shares

FUND SUMMARIES
EQUITY INDEX FUND
--------------------------------------------------------------------------------
OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Equity Index Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.
--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       2 Prospectus - First American Index Funds
                                                      Class S Shares

FUND SUMMARIES
EQUITY INDEX FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


-22.41%
---------------------
2002

Best Quarter:
Quarter ending   December 31, 2001    10.52%
Worst Quarter:
Quarter ending   September 30, 2002   (17.27)%

AVERAGE ANNUAL TOTAL RETURNS                                               Inception                             Since
AS OF 12/31/02                                                                  Date          One Year       Inception
Equity Index Fund
 Class S (return before taxes)                                               9/24/01          (22.41)%         (8.82)%
 Class S (return after taxes on distributions)                                                (22.72)%         (9.18)%
 Class S (return after taxes on distributions and sale of fund shares)                        (13.74)%         (7.19)%
Standard & Poor's 500 Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (22.10)%        (11.19)%

(1)An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.25%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.55%
 Total Annual Fund Operating Expenses                            0.80%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                    0.62%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.62%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                  $  82
   3 years                                                                 $ 255
   5 years                                                                 $ 444
  10 years                                                                 $ 990
--------------------------------------------------------------------------------


                                       3 Prospectus - First American Index Funds
                                                      Class S Shares

FUND SUMMARIES
MID CAP INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $48 million to $7.2 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.


The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

FAILURE TO MATCH PERFORMANCE OF S&P 400 INDEX. The fund's ability to replicate the performance of the S&P MidCap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P MidCap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.
--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       4 Prospectus - First American Index Funds
                                                      Class S Shares

FUND SUMMARIES
MID CAP INDEX FUND CONTINUED
--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


-2.33%      -15.08%
-------------------
2001         2002

Best Quarter:
Quarter ending   December 31, 2001      17.45%
Worst Quarter:
Quarter ending   September 30, 2002    (16.66)%

AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                            Since
AS OF 12/31/02(1)                                                                 Date         One Year       Inception
Mid Cap Index Fund
 Class S (return before taxes)                                              11/27/00          (15.08)%         (7.47)%
 Class S (return after taxes on distributions)                                                (15.65)%         (8.21)%
 Class S (return after taxes on distributions and sale of fund shares)                         (8.85)%         (5.97)%
Standard & Poor's MidCap 400 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (14.51)%         (4.19)%


(1)On 9/24/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund.

(2)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid range sector of the U.S. stock market. The since inception performance of the index is calculated from 11/30/00.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                 None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                             None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.25%
 Distribution and Service (12b-1) Fees                            None
 Other Expenses
  Shareholder Servicing Fee                                      0.25%
  Miscellaneous                                                  0.33%
 Total Annual Fund Operating Expenses                            0.83%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                    0.75%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $    85
   3 years                                                               $   265
   5 years                                                               $   460
  10 years                                                               $ 1,025


                                       5 Prospectus - First American Index Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

FAILURE TO MATCH PERFORMANCE OF RUSSELL 2000 INDEX. The fund's ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.
--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       6 Prospectus - First American Index Funds
                                                      Class S Shares

FUND SUMMARIES
SMALL CAP INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


7.54%           11.39%          6.25%           -22.38%
--------------------------------------------------------------------------------
1999            2000            2001             2002

Best Quarter:
Quarter ending   December 31, 2001    20.90%
Worst Quarter:
Quarter ending   September 30, 2002   (21.53)%

AVERAGE ANNUAL TOTAL RETURNS                                               Inception                           Since
AS OF 12/31/02(1)                                                               Date          One Year     Inception
Small Cap Index Fund
 Class S (return before taxes)                                              12/30/98          (22.38)%         0.29%
 Class S (return after taxes on distributions)                                                (22.53)%        (0.60)%
 Class S (return after taxes on distributions and sale of fund shares)                        (13.74)%        (0.04)%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses, or taxes )                                         (20.48)%        (1.06)%


(1)On 9/24/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2)An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 12/31/98.


--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                 None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                             None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.40%
 Distribution and Service (12b-1) Fees                            None
 Other Expenses
  Shareholder Servicing Fee                                      0.25%
  Miscellaneous                                                  0.44%
 Total Annual Fund Operating Expenses                            1.09%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.16)%
 NET EXPENSES (AFTER WAIVERS)                                    0.93%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.93%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $   111
   3 years                                                               $   347
   5 years                                                               $   601
  10 years                                                               $ 1,329


                                       7 Prospectus - First American Index Funds
                                                      Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES


--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class S shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o    a front-end sales charge determined by the amount of your purchase.

o    annual shareholder servicing (12b-1) fees of 0.25%.

o    reduced sales charges for larger purchases.

CLASS B SHARES. Class B shares have:

o    no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o    annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o    a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o    annual distribution and shareholder servicing (12b-1) fees of 1.00%.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o    are held in an omnibus account with the transfer agent.

o    do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. See "Fund Summaries - Fees and Expenses" and "Compensation Paid to Financial Institutions."

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o    are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
Aba Number: 0420-00013
Account Number: 112-952-137
Credit To:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

                                       8 Prospectus - First American Index Funds
                                                      Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Buying and Selling Shares, Redemption In Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator, or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                       9 Prospectus - First American Index Funds
                                                      Class S Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                                      10 Prospectus - First American Index Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a% of
                                                                   average daily
                                                                      net assets
                                                                  --------------
Equity Index Fund                                                          0.07%
Mid Cap Index Fund                                                         0.17%
Small Cap Index Fund                                                       0.24%


DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services. In connection with lending their portfolio securities, the funds pay fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

                                      11 Prospectus - First American Index Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices are also affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


                                      12 Prospectus - First American Index Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class S shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar MidCap Index Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Y shares were exchanged for Class S shares of the First American Fund.

The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Y shares were exchanged for Class S shares of the First American Fund.


The information for the funds for the fiscal periods ended September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the Small Cap Index Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                        Fiscal year               Fiscal period
                                                                           ended                      ended
                                                                   September 30, 2002(1)     September 30, 2001(1,2)
                                                                  -----------------------   ------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                     $  19.50                  $  18.80
                                                                         --------                  --------
Investment Operations:
 Net Investment Income                                                       0.18                         -
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            (4.20)                     0.70
                                                                         --------                  --------
 Total From Investment Operations                                           (4.02)                     0.70
                                                                         --------                  --------
Less Distributions:
 Dividends (from net investment income)                                     (0.18)                        -
 Distributions (from capital gains)                                             -                         -
                                                                         --------                  --------
 Total Distributions                                                        (0.18)                        -
                                                                         --------                  --------
Net Asset Value, End of Period                                           $  15.30                  $  19.50
                                                                         ========                  ========
Total Return(3)                                                            (20.79)%                    3.72%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                          $ 42,964                  $ 38,220
Ratio of Expenses to Average Net Assets                                      0.62%                     0.72%
Ratio of Net Income to Average Net Assets                                    0.93%                     0.89%
Ratio of Expenses to Average Net Assets (excluding waivers)                  0.80%                     1.20%
Ratio of Net Income to Average Net Assets (excluding waivers)                0.75%                     0.41%
Portfolio Turnover Rate                                                         8%                        6%



(1)Per share data calculated using average shares method.

(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      13 Prospectus - First American Index Funds
                                                      Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
MID CAP INDEX FUND


                                                                        Fiscal year               Fiscal period
                                                                           ended                      ended
                                                                   September 30, 2002(1)     September 30, 2001(1,2)
                                                                  -----------------------   ------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                     $   9.38                   $  11.07
                                                                         --------                   --------
Investment Operations:
 Net Investment Income                                                       0.04                       0.04
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            (0.50)                     (1.67)
                                                                         --------                   --------
 Total From Investment Operations                                           (0.46)                     (1.63)
                                                                         --------                   --------
Less Distributions:
 Dividends (from net investment income)                                     (0.04)                     (0.06)
 Distributions (from capital gains)                                         (0.38)                         -
                                                                         --------                   --------
 Total Distributions                                                        (0.42)                     (0.06)
                                                                         --------                   --------
Net Asset Value, End of Period                                           $   8.50                   $   9.38
                                                                         ========                   ========
Total Return(3)                                                             (5.56)%                   (14.77)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                          $  3,393                   $  4,301
Ratio of Expenses to Average Net Assets                                      0.75%                      0.75%
Ratio of Net Income to Average Net Assets                                    0.37%                      0.47%
Ratio of Expenses to Average Net Assets (excluding waivers)                  0.83%                      0.80%
Ratio of Net Income to Average Net Assets (excluding waivers)                0.29%                      0.42%
Portfolio Turnover Rate                                                        19%                        43%



(1)Per share data calculated using average shares method.

(2)Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


SMALL CAP INDEX FUND


                                                                     Fiscal year                Fiscal period
                                                                        ended                       ended
                                                               September 30, 2002 (1)      September 30, 2001(1,2)
                                                              ------------------------    -------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $    9.64                    $   12.19
                                                                     ---------                    ---------
Investment Operations:
 Net Investment Income                                                    0.05                        (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                         (1.12)                       (1.49)
                                                                     ---------                    ---------
 Total From Investment Operations                                        (1.07)                       (1.50)
                                                                     ---------                    ---------
Less Distributions:
 Dividends (from net investment income)                                  (0.05)                           -
 Distributions (from capital gains)                                          -                        (1.05)
                                                                     ---------                    ---------
 Total Distributions                                                     (0.05)                       (1.05)
                                                                     ---------                    ---------
Net Asset Value, End of Period                                       $    8.52                    $    9.64
                                                                     =========                    =========
Total Return(5)                                                         (11.26)%                     (12.82)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $  13,576                    $  13,886
Ratio of Expenses to Average Net Assets                                   0.93%                        0.88%
Ratio of Net Income (Loss) to Average Net Assets                          0.42%                       (0.05)%
Ratio of Expenses to Average Net Assets (excluding waivers)               1.09%                        0.91%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                      0.26%                       (0.08)%
Portfolio Turnover Rate                                                     49%                         102%



[WIDE TABLE CONTINUED FROM ABOVE]

                                                                 Fiscal period           Fiscal period
                                                                     ended                   ended
                                                              October 31, 2000(3)     November 30, 1999(4)
                                                             ---------------------   ---------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $   10.17               $   10.00
                                                                   ---------               ---------
Investment Operations:
 Net Investment Income                                                 (0.01)                      -
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                        2.18                    0.17
                                                                   ---------               ---------
 Total From Investment Operations                                       2.17                    0.17
                                                                   ---------               ---------
Less Distributions:
 Dividends (from net investment income)                                (0.01)                      -
 Distributions (from capital gains)                                    (0.14)                      -
                                                                   ---------               ---------
 Total Distributions                                                   (0.15)                      -
                                                                   ---------               ---------
Net Asset Value, End of Period                                     $   12.19               $   10.17
                                                                   =========               =========
Total Return(5)                                                        21.54%                   1.74%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $  18,057               $  14,955
Ratio of Expenses to Average Net Assets                                 0.99%                   0.92%
Ratio of Net Income (Loss) to Average Net Assets                       (0.11)%                 (0.06)%
Ratio of Expenses to Average Net Assets (excluding waivers)             1.09%                   1.12%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                   (0.21)%                 (0.26)%
Portfolio Turnover Rate                                                   32%                     35%




(1)Per share data calculated using average shares method.

(2)Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 2000, the fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Commenced operations on December 30, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.


(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      14 Prospectus - First American Index Funds
                                                      Class S Shares

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROINDXS   1/03


SEC file number: 811-05309



[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS -  STOCK FUNDS

                                   INDEX FUNDS
                                     CLASS Y SHARES

                                            EQUITY INDEX FUND
                                            MID CAP INDEX FUND
                                            SMALL CAP INDEX FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Equity Index Fund                                                            2
--------------------------------------------------------------------------------
  Mid Cap Index Fund                                                           4
--------------------------------------------------------------------------------
  Small Cap Index Fund                                                         6
--------------------------------------------------------------------------------
POLICIES & Services
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                    8
--------------------------------------------------------------------------------
  Managing Your Investment                                                    10
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  11
--------------------------------------------------------------------------------
  More About The Funds                                                        12
--------------------------------------------------------------------------------
  Financial Highlights                                                        13
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION


This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                       1 Prospectus - First American Index Funds
                                                      Class Y Shares

FUND SUMMARIES
EQUITY INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Equity Index Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       2 Prospectus - First American Index Funds
                                                      Class Y Shares

FUND SUMMARIES
EQUITY INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


36.97%  22.44%  32.84%  28.56%  20.41%  -9.58%  -12.13%  -22.19%
----------------------------------------------------------------
1995    1996    1997    1998    1999     2000    2001     2002

Best Quarter:
Quarter ending   December 31, 1998     21.39%
Worst Quarter:
Quarter ending   September 30, 2002   (17.17)%

AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                   Since
AS OF 12/31/02                                                                  Date       One Year   Five Years   Inception
Equity Index Fund
 Class Y (return before taxes)                                               2/4/94        (22.19)%      (0.87)%       8.89%
 Class Y (return after taxes on distributions)                                             (22.57)%      (1.61)%       7.67%
 Class Y (return after taxes on distributions and sale of fund shares)                     (13.60)%      (0.78)%       7.10%
Standard & Poor's 500 Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                                       (22.10)%      (0.59)%       9.37%


(1)An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 2/28/94.
--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                           None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                               0.25%
 Distribution and Service (12b-1) Fees                          None
 Other Expenses                                                0.30%
 Total Annual Fund Operating Expenses                          0.55%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                      (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                  0.37%



THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.37%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                  $  56
   3 years                                                                 $ 176
   5 years                                                                 $ 307
  10 years                                                                 $ 689



                                       3 Prospectus - First American Index Funds
                                                      Class Y Shares

FUND SUMMARIES
MID CAP INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of the date of this prospectus, market capitalizations of companies in the S&P 400 Index ranged from approximately $48 million to $7.2 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.


The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

FAILURE TO MATCH PERFORMANCE OF S&P 400 INDEX. The fund's ability to replicate the performance of the S&P MidCap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P MidCap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       4 Prospectus - First American Index Funds
                                                      Class Y Shares

FUND SUMMARIES
MID CAP INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


15.74%  -2.05%  -14.87%
-----------------------
2000     2001    2002


Best Quarter:
Quarter ending   March 31, 2000         21.82%
Worst Quarter:
Quarter ending   September 30, 2001    (16.61)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                           Since
AS OF 12/31/02(1)                                                                 Date         One Year      Inception
Mid Cap Index Fund
 Class Y (return before taxes)                                               11/4/99          (14.87)%         1.50%
 Class Y (return after taxes on distributions)                                                (15.52)%        (0.31)%
 Class Y (return after taxes on distributions and sale of fund shares)                         (8.72)%         0.62%
Standard & Poor's MidCap 400 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (14.51)%         1.84%


(1)On 9/24/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund.

(2)An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid range sector of the U.S. stock market. The since inception performance of the index is calculated from 11/30/99.
--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                           None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                               0.25%
 Distribution and Service (12b-1) Fees                          None
 Other Expenses                                                0.33%
 Total Annual Fund Operating Expenses                          0.58%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                      (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                  0.50%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.50%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                  $  59
   3 years                                                                 $ 186
   5 years                                                                 $ 324
  10 years                                                                 $ 726


                                       5 Prospectus - First American Index Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

FAILURE TO MATCH PERFORMANCE OF RUSSELL 2000 INDEX. The fund's ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                       6 Prospectus - First American Index Funds
                                                      Class Y Shares

FUND SUMMARIES
SMALL CAP INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

7.91%   11.73%  6.47%   -22.19%
-------------------------------
1999    2000    2001      2002

Best Quarter:
Quarter ending   December 31, 2001     20.85%
Worst Quarter:
Quarter ending   September 30, 2002   (21.45)%

AVERAGE ANNUAL TOTAL RETURNS                                               Inception                           Since
AS OF 12/31/02(1)                                                               Date          One Year     Inception
Small Cap Index Fund
 Class Y (return before taxes)                                              12/30/98          (22.19)%         0.56%
 Class Y (return after taxes on distributions)                                                (22.40)%        (0.39)%
 Class Y (return after taxes on distributions and sale of fund shares)                        (13.61)%         0.15%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (20.48)%        (1.06)%


(1)On 9/24/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.


(2)An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 12/31/98.


--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                           None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                               0.40%
 Distribution and Service (12b-1) Fees                          None
 Other Expenses                                                0.44%
 Total Annual Fund Operating Expenses                          0.84%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                      (0.16)%
 NET EXPENSES (AFTER WAIVERS)                                  0.68%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.68%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------
   1 year                                                                $    86
   3 years                                                               $   268
   5 years                                                               $   466
  10 years                                                               $ 1,037


                                       7 Prospectus - First American Index Funds
                                                      Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class Y shares. Class A, Class B, Class C, and Class S shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.


The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o a front-end sales charge determined by the amount of your purchase.

o annual shareholder servicing (12b-1) fees of 0.25%.

o reduced sales charges for larger purchases.

CLASS B SHARES. Class B shares have:

o no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.


CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

-----------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open.

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will

                                       8 Prospectus - First American Index Funds
                                                      Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Buying and Selling Shares, Redemption In Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                       9 Prospectus - First American Index Funds
                                                      Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                                      10 Prospectus - First American Index Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                        as a% of
                                                                   average daily
                                                                      net assets
                                                                  --------------
Equity Index Fund                                                          0.07%
Mid Cap Index Fund                                                         0.17%
Small Cap Index Fund                                                       0.24%

--------------------------------------------------------------------------------
DIRECT CORRESPONDENCE TO:


First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

                                      11 Prospectus - First American Index Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices are also affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL-CAP STOCKS. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


                                      12 Prospectus - First American Index Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar MidCap Index Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.


The information for Equity Index Fund for the fiscal years ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The information for the fiscal year ended September 30, 1998, has been audited by other auditors.

The information for Mid Cap Index Fund and Small Cap Index Fund for the fiscal periods ended September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                        Fiscal year ended September 30,
                                                                   2002(1)            2001(1)          2000
                                                               -------------      -------------    -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $       19.49      $       27.74    $       25.51
                                                               -------------      -------------    -------------
Investment Operations:
 Net Investment Income                                                  0.23               0.23             0.23
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       (4.19)             (7.42)            2.91
                                                               -------------      -------------    -------------
 Total From Investment Operations                                      (3.96)             (7.19)            3.14
                                                               -------------      -------------    -------------
Less Distributions:
 Dividends (from net investment income)                                (0.23)             (0.23)           (0.23)
 Distributions (from capital gains)                                       --              (0.83)           (0.68)
                                                               -------------      -------------    -------------
 Total Distributions                                                   (0.23)             (1.06)           (0.91)
                                                               -------------      -------------    -------------
Net Asset Value, End of Period                                 $       15.30      $       19.49    $       27.74
                                                               =============      =============    =============
Total Return(2)                                                       (20.56)%           (26.78)%          12.38%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $   1,135,653      $   1,567,607    $   1,400,086
Ratio of Expenses to Average Net Assets                                 0.37%              0.35%            0.35%
Ratio of Net Income to Average Net Assets                               1.16%              0.99%            0.87%
Ratio of Expenses to Average Net Assets (excluding waivers)             0.55%              0.89%            0.89%
Ratio of Net Income to Average Net Assets (excluding waivers)           0.98%              0.45%            0.33%
Portfolio Turnover Rate                                                    8%                 6%              16%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                               Fiscal year ended September 30,
                                                                    1999             1998
                                                               -------------    -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $       20.60    $       20.74
                                                               -------------    -------------
Investment Operations:
 Net Investment Income                                                  0.28             0.29
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                        5.35             1.40
                                                               -------------    -------------
 Total From Investment Operations                                       5.63             1.69
                                                               -------------    -------------
Less Distributions:
 Dividends (from net investment income)                                (0.28)           (0.29)
 Distributions (from capital gains)                                    (0.44)           (1.54)
                                                               -------------    -------------
 Total Distributions                                                   (0.72)           (1.83)
                                                               -------------    -------------
Net Asset Value, End of Period                                 $       25.51    $       20.60
                                                               =============    =============
Total Return(2)                                                        27.61%            8.82%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $   1,206,072    $     996,528
Ratio of Expenses to Average Net Assets                                 0.35%            0.35%
Ratio of Net Income to Average Net Assets                               1.11%            1.36%
Ratio of Expenses to Average Net Assets (excluding waivers)             0.89%            0.88%
Ratio of Net Income to Average Net Assets (excluding waivers)           0.57%            0.83%
Portfolio Turnover Rate                                                    7%              14%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                      13 Prospectus - First American Index Funds
                                                      Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MID CAP INDEX FUND


                                                                  Fiscal year           Fiscal period           Fiscal period
                                                                     ended                   ended                   ended
                                                               September 30, 2002(1)  September 30, 2001(1,2)   October 31, 2000(3)
                                                               --------------------    --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $               9.38    $              12.55    $              10.00
                                                               --------------------    --------------------    --------------------
Investment Operations:
 Net Investment Income                                                         0.06                    0.08                    0.08
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                              (0.49)                  (2.11)                   2.55
                                                               --------------------    --------------------    --------------------
 Total From Investment Operations                                             (0.43)                  (2.03)                   2.63
                                                               --------------------    --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                                       (0.06)                  (0.07)                  (0.08)
 Distributions (from capital gains)                                           (0.38)                  (1.07)                     --
                                                               --------------------    --------------------    --------------------
 Total Distributions                                                          (0.44)                  (1.14)                  (0.08)
                                                               --------------------    --------------------    --------------------
Net Asset Value, End of Period                                 $               8.51    $               9.38    $              12.55
                                                               ====================    ====================    ====================
Total Return(4)                                                               (5.23)%                (17.34)%                 26.62%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $            198,545    $            176,857    $            125,881
Ratio of Expenses to Average Net Assets                                        0.50%                   0.50%                   0.50%
Ratio of Net Income to Average Net Assets                                      0.63%                   0.75%                   1.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                    0.58%                   0.53%                   0.65%
Ratio of Net Income to Average Net Assets (excluding waivers)                  0.55%                   0.72%                   0.85%
Portfolio Turnover Rate                                                          19%                     43%                     45%

(1)Per share data calculated using average shares method.

(2)Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Commenced operations on November 4, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
SMALL CAP INDEX FUND


                                                     Fiscal year           Fiscal period
                                                         ended                  ended
                                                  September 30, 2002(1)  September 30, 2001(1,2)
                                                  --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $               9.70    $              12.24
                                                  --------------------    --------------------
Investment Operations:
 Net Investment Income                                            0.07                    0.02
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 (1.13)                  (1.50)
                                                  --------------------    --------------------
 Total From Investment Operations                                (1.06)                  (1.48)
                                                  --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                          (0.07)                  (0.01)
 Distributions (from capital gains)                                 --                   (1.05)
                                                  --------------------    --------------------
 Total Distributions                                             (0.07)                  (1.06)
                                                  --------------------    --------------------
Net Asset Value, End of Period                    $               8.57    $               9.70
                                                  ====================    ====================
Total Return(5)                                                 (11.09)%                (12.56)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $             94,749    $             54,169
Ratio of Expenses to Average Net Assets                           0.68%                   0.66%
Ratio of Net Income to Average Net Assets                         0.68%                   0.19%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                              0.84%                   0.68%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              0.52%                   0.17%
Portfolio Turnover Rate                                           0.49%                    102%

[WIDE TABLE CONTINUED FROM ABOVE

                                                     Fiscal period          Fiscal period
                                                         ended                  ended
                                                   October 31, 2000(3)    November 30, 1999(4)
                                                  --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $              10.19    $              10.00
                                                  --------------------    --------------------
Investment Operations:
 Net Investment Income                                            0.02                    0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  2.19                    0.19
                                                  --------------------    --------------------
 Total From Investment Operations                                 2.21                    0.20
                                                  --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                          (0.02)                  (0.01)
 Distributions (from capital gains)                              (0.14)                     --
                                                  --------------------    --------------------
 Total Distributions                                             (0.16)                  (0.01)
                                                  --------------------    --------------------
Net Asset Value, End of Period                    $              12.24    $              10.19
                                                  ====================    ====================
Total Return(5)                                                  21.93%                   2.01%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $             60,771    $             45,331
Ratio of Expenses to Average Net Assets                           0.69%                   0.68%
Ratio of Net Income to Average Net Assets                         0.19%                   0.18%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                              1.09%                   1.13%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                             (0.21)%                 (0.27)%
Portfolio Turnover Rate                                             32%                     35%

(1)Per share data calculated using average shares method.

(2)Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Effective in 2000, the fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Commenced operations on December 30, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                      14 Prospectus - First American Index Funds
                                                      Class Y Shares

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









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










                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROINDXY   1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS

                                  INCOME FUNDS
                                    CLASS A, CLASS B, AND CLASS C SHARES


                                           CORE BOND FUND*
                                           CORPORATE BOND FUND
                                           HIGH INCOME BOND FUND*
                                           INTERMEDIATE GOVERNMENT BOND FUND
                                           INTERMEDIATE TERM BOND FUND
                                           SHORT TERM BOND FUND
                                           U.S. GOVERNMENT MORTGAGE FUND*


*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO FUND
 NAME CHANGES.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS

FUND SUMMARIES
--------------------------------------------------------------------------------
  Core Bond Fund                                                               2
--------------------------------------------------------------------------------
  Corporate Bond Fund                                                          5
--------------------------------------------------------------------------------
  High Income Bond Fund                                                        8
--------------------------------------------------------------------------------
  Intermediate Government Bond Fund                                           11
--------------------------------------------------------------------------------
  Intermediate Term Bond Fund                                                 13
--------------------------------------------------------------------------------
  Short Term Bond Fund                                                        16
--------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                               19
--------------------------------------------------------------------------------
POLICIES & Services
--------------------------------------------------------------------------------
  Buying Shares                                                               22
--------------------------------------------------------------------------------
  Selling Shares                                                              27
--------------------------------------------------------------------------------
  Managing Your Investment                                                    29
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  30
--------------------------------------------------------------------------------
  More About The Funds                                                        31
--------------------------------------------------------------------------------
  Financial Highlights                                                        34
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
*PLEASE NOTE THAT, EFFECTIVE JANUARY 31, 2003, THE FOLLOWING FUNDS' NAMES WERE CHANGED AS SET FORTH BELOW:

  FUND NAME PRIOR TO JANUARY 31, 2003       FUND NAME EFFECTIVE JANUARY 31, 2003
  -----------------------------------       ------------------------------------
  Fixed Income Fund                   -->   Core Bond Fund
  Strategic Income Fund               -->   High Income Bond Fund
  U.S. Government Securities Fund     -->   U.S. Government Mortgage Fund
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION


This section of the prospectus describes the objectives of the First American Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                      1 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
CORE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE


Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:


o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o  mortgage- and asset-backed securities.

o  corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS


The main risks of investing in Core Bond Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About the Funds - Risks."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      2 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
CORE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


[BAR CHART]


9.65%  -2.42%  17.02%  3.20%  8.47%  8.67%  -3.00%  10.79%  7.84%  8.04%
--------------------------------------------------------------------------------
1993    1994   1995    1996   1997   1998    1999   2000    2001   2002

Best Quarter:
Quarter ending     June 30, 1995        6.06%
Worst Quarter:
Quarter ending     March 31, 1994      (2.04)%



                                                                                                                   Since       Since
AVERAGE ANNUAL TOTAL RETURNS                                            Inception       One     Five     Ten   Inception   Inception
AS OF 12/31/02                                                               Date      Year    Years   Years   (Class B)   (Class C)
Core Bond Fund(1)
 Class A (return before taxes)                                           12/22/87     3.49%    5.44%   6.21%         N/A         N/A
 Class A (return after taxes on distributions)                                        1.62%    3.18%   3.77%         N/A         N/A
 Class A (return after taxes on distributions and sale of fund shares)                2.09%    3.20%   3.72%         N/A         N/A
 Class B (return before taxes)                                            8/15/94     2.20%    5.26%     N/A       6.30%         N/A
 Class C (return before taxes)                                             2/1/99     5.14%      N/A     N/A         N/A       4.88%
Lehman Aggregate Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                 10.25%    7.55%   7.51%       8.11%       7.23%

(1)Effective 1/31/03, the fund changed its name from Fixed Income Fund to Core Bond Fund.


(2)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset-Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index for Class B and Class C shares is calculated from 8/31/94 and 1/31/99, respectively.

                                      3 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
CORE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)                          CLASS A         CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                           4.25%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                     4.25%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                 0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                          $    50         $    50     $    50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                      0.50%           0.50%       0.50%
 Distribution and Service (12b-1) Fees                                                0.25%           1.00%       1.00%
 Other Expenses                                                                       0.28%           0.28%       0.28%
 Total Annual Fund Operating Expenses                                                 1.03%           1.78%       1.78%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                                             (0.08)%         (0.08)%     (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                                         0.95%           1.70%       1.70%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95%, 1.70%, AND 1.70%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  526                   $  681                    $  181                   $  379                   $  279
   3 years      $  739                   $  960                    $  560                   $  655                   $  655
   5 years      $  969                   $1,164                    $  964                   $1,055                   $1,055
  10 years      $1,631                   $1,895                    $1,895                   $2,174                   $2,174


                                      4 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
CORPORATE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Corporate Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations. The fund may also invest in:

o  U.S. dollar-denominated debt obligations of foreign governments.

o securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

o  mortgage- and asset-backed securities.


Fund managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.


The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's total assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.
--------------------------------------------------------------------------------
RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      5 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
CORPORATE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)

[BAR CHART]


7.14%     5.62%
------------------
2001      2002


Best Quarter:
Quarter ending     March 31, 2001       4.23%
Worst Quarter:
Quarter ending     March 31, 2002      (0.25)%

AVERAGE ANNUAL TOTAL RETURNS                                                      Inception                       Since
AS OF 12/31/02                                                                         Date        One Year   Inception
Corporate Bond Fund
 Class A (return before taxes)                                                       2/1/00           1.09%       5.77%
 Class A (return after taxes on distributions)                                                       (1.13)%      2.60%
 Class A (return after taxes on distributions and sale of fund shares)                                0.61%       3.02%
 Class B (return before taxes)                                                       2/1/00         (0.14)%       5.31%
 Class C (return before taxes)                                                       2/1/00           2.82%       6.11%
Merrill Lynch BBB-A U.S. Corporate Index(1)
(reflects no deduction for fees, expenses, or taxes)                                                  9.61%      10.11%
Lehman U.S. Credit Index(2)
(reflects no deduction for fees, expenses, or taxes)                                                 10.53%      10.54%

(1)An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and S&P ratings. Issues below $150 million and Rule 144a securities are excluded from the index. Previously, the fund used the Lehman U.S. Credit Index as a benchmark. Going forward, the fund will use the Merrill Lynch BBB-A U.S. Corporate Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices is calculated from 1/31/00.


(2)An unmanaged index comprised of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity. The since inception performance of the indices is calculated from 1/31/00.


                                      6 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
Corporate Bond FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)                          CLASS A         CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                           4.25%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                     4.25%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                 0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                          $    50         $    50     $    50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------
 Management Fees                                                                      0.70%           0.70%       0.70%
 Distribution and Service (12b-1) Fees                                                0.25%           1.00%       1.00%
 Other Expenses                                                                       0.32%           0.32%       0.32%
 Total Annual Fund Operating Expenses                                                 1.27%           2.02%       2.02%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                                             (0.27)%         (0.27)%     (0.27)%
 NET EXPENSES (AFTER WAIVERS)                                                         1.00%           1.75%       1.75%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.00%, 1.75%, AND 1.75%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  549                   $  705                    $  205                   $  403                   $  303
   3 years      $  811                   $1,034                    $  634                   $  727                   $  727
   5 years      $1,092                   $1,288                    $1,088                   $1,177                   $1,177
  10 years      $1,894                   $2,153                    $2,153                   $2,425                   $2,425


                                      7 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
HIGH INCOME BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE


High Income Bond Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as junk bonds). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.


Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.


INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

LIQUIDITY AND PRICING RISK. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services - Buying Shares, Calculating Your Share Price."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      8 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
High Income Bond FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because Class A shares of the fund were first offered in 2001, only one calendar year of performance information is available. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]


-1.22%
---------
 2002

Best Quarter:
Quarter ending   December 31, 2002      6.93%
Worst Quarter:
Quarter ending   September 30, 2002    (4.90)%



AVERAGE ANNUAL TOTAL RETURNS                                                      Inception                       Since
AS OF 12/31/02(1)                                                                      Date        One Year   Inception
High Income Bond Fund
 Class A (return before taxes)                                                      8/30/01          (5.45)%     (8.09)%
 Class A (return after taxes on distributions)                                                       (8.10)%    (10.82)%
 Class A (return after taxes on distributions and sale of fund shares)                               (3.36)%     (7.76)%
 Class B (return before taxes)                                                      8/30/01          (6.51)%     (8.87)%
 Class C (return before taxes)                                                      8/30/01          (3.89)%     (7.10)%
Lehman Corporate High Yield Index(2)
(reflects no deduction for fees, expenses, or taxes)                                                 (1.41)%     (2.05)%

(1)On 1/31/03, the fund changed its name from Strategic Income Fund to High Income Bond Fund. On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

(2)An unmanaged index that covers the universe of fixed-rate, dollar denominated, below-investment grade debt with at least one year to final maturity. Pay-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The since inception performance of the index is calculated from 8/31/01.


                                      9 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
High Income Bond FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)                          CLASS A         CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                           4.25%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                     4.25%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                 0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                          $    50         $    50     $    50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                      0.70%           0.70%       0.70%
 Distribution and Service (12b-1) Fees                                                0.25%           1.00%       1.00%
 Other Expenses                                                                       0.52%           0.58%       0.56%
 Total Annual Fund Operating Expenses                                                 1.47%           2.28%       2.26%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                             (0.37)%         (0.48)%     (0.43)%
 NET EXPENSES (AFTER WAIVERS)                                                         1.10%           1.80%       1.83%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.00%, 1.75%, AND 1.75%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  568                   $  731                    $  231                   $  427                   $  327
   3 years      $  870                   $1,112                    $  712                   $  799                   $  799
   5 years      $1,194                   $1,420                    $1,220                   $1,298                   $1,298
  10 years      $2,108                   $2,409                    $2,409                   $2,669                   $2,669


                                     10 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
INTERMEDIATE GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Government Bond Fund's objective is to provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Intermediate Government Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund also may enter into repurchase agreements and options and futures transactions that generate interest that is excluded from state taxable income. For example, the fund may invest in U.S. Treasury obligations and in obligations issued or guaranteed by the following:


o  Farm Credit System Financial Assistance Corporation;

o  Federal Home Loan Banks System;

o  Student Loan Marketing Association; and

o  Tennessee Valley Authority.

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund's investments in Treasury, agency, and instrumentality securities may include zero coupon securities, adjustable rate securities, and U.S. Treasury inflation indexed securities. The fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions, the fund attempts to maintain an effective duration between 2.5 and 7 years and a weighted average effective maturity between 3 and 10 years.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issue may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.
--------------------------------------------------------------------------------
FUND PERFORMANCE


Because Intermediate Government Bond Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


                                     11 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
Intermediate Government Bond FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.(1)

SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                    $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES OVER $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%
 Distribution and Service (12b-1) Fees(4)                     0.25%
 Other Expenses(5)                                            0.20%
 Total Annual Fund Operating Expenses                         0.95%


(1)THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

 WAIVER OF FUND EXPENSES                                     (0.20)%
 NET EXPENSES (AFTER WAIVERS)                                 0.75%


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.


(5)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  320
   3 years                                                                $  521
   5 years                                                                $  739
  10 years                                                                $1,365


                                     12 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
INTERMEDIATE TERM BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o  mortgage- and asset-backed securities.

o  corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.
--------------------------------------------------------------------------------
RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                     13 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
Intermediate Term Bond FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


3.81%     7.07%     7.64%     0.75%     9.91%     7.46%     8.00%
--------------------------------------------------------------------------------
1996      1997      1998      1999      2000      2001      2002


Best Quarter:
Quarter ending     June 30, 1995        4.96%
Worst Quarter:
Quarter ending     March 31, 1996      (0.86)%


AVERAGE ANNUAL TOTAL RETURNS                                           Inception                                   Since
AS OF 12/31/02(1)                                                           Date   One Year      Five Years   Inception
Intermediate Term Bond Fund
 Class A (return before taxes)                                            1/9/95      5.59%           6.22%       7.11%
 Class A (return after taxes on distributions)                                        3.66%           3.97%       4.79%
 Class A (return after taxes on distributions and sale of fund shares)                3.38%           3.84%       4.56%
Lehman Intermediate Gov't/Credit Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                  9.84%           7.48%       7.90%


(1)On 9/24/01, the First American Intermediate Term Bond Fund merged with the Firstar Intermediate Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund.

(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index is calculated from 1/31/95.

                                     14 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
Intermediate Term Bond FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES              2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                     $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------
 Management Fees                                               0.50%
 Distribution and Service (12b-1) Fees(4)                      0.25%
 Other Expenses                                                0.27%
 Total Annual Fund Operating Expenses                          1.02%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                      (0.27)%
 NET EXPENSES (AFTER WAIVERS)                                  0.75%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  327
   3 years                                                                $  542
   5 years                                                                $  776
  10 years                                                                $1,445


                                     15 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SHORT TERM BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

o  mortgage- and asset-backed securities.

o  corporate debt obligations.

o U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

o  commercial paper.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.
--------------------------------------------------------------------------------
RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                     16 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
SHORT TERM BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


4.14%   1.79%   8.23%   5.60%   5.93%   6.08%   3.34%   8.17%   7.15%   6.00%
--------------------------------------------------------------------------------
1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


Best Quarter:
Quarter ending   September 30, 2001     3.15%
Worst Quarter:
Quarter ending   December 31, 2001     (0.48)%


AVERAGE ANNUAL TOTAL RETURNS                                           Inception
AS OF 12/31/02                                                              Date    One Year     Five Years   Ten Years
Short Term Bond Fund
 Class A (return before taxes)                                          12/14/92      3.64%           5.65%       5.39%
 Class A (return after taxes on distributions)                                        2.14%           3.50%       3.26%
 Class A (return after taxes on distributions and sale of fund shares)                2.20%           3.43%       3.23%
Lehman MF 1-3 Year Gov't/Credit Index(1)
(reflects no deduction for fees, expenses, or taxes)                                  6.28%           6.64%       6.18%

(1)An unmanaged index of one to three year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment grade corporate debt securities.


                                     17 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
Short Term Bond FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES              2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                     $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                               0.50%
 Distribution and Service (12b-1) Fees(4)                      0.25%
 Other Expenses                                                0.29%
 Total Annual Fund Operating Expenses                          1.04%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.29)%
 NET EXPENSES (AFTER WAIVERS)                                 0.75%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  329
   3 years                                                                $  548
   5 years                                                                $  786
  10 years                                                                $1,467


                                     18 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
U.S. GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------
OBJECTIVE


U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.


When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.
--------------------------------------------------------------------------------
RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                     19 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
U.S. GOVERNMENT MORTGAGE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

 ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]


8.77%   -2.74%   14.95%   3.01%   6.37%   6.43%   0.69%   9.49%   7.34%   8.19%
--------------------------------------------------------------------------------
1993     1994    1995     1996    1997    1998    1999    2000    2001    2002

Best Quarter:
Quarter ending     June 30, 1995        5.38%
Worst Quarter:
Quarter ending     March 31, 1994      (2.60)%

                                                                                                                  Since      Since
AVERAGE ANNUAL TOTAL RETURNS                                           Inception                 Five     Ten  Inception  Inception
AS OF 12/31/02(1)                                                           Date   One Year     Years   Years   (Class B)  (Class C)
U.S. Government Mortgage Fund
 Class A (return before taxes)                                            6/2/88      3.59%     5.57%   5.74%         N/A        N/A
 Class A (return after taxes on distributions)                                        1.51%     3.34%   3.36%         N/A        N/A
 Class A (return after taxes on distributions and sale of fund shares)                2.35%     3.34%   3.38%         N/A        N/A
 Class B (return before taxes)                                           5/11/95      2.41%     5.37%     N/A       5.70%        N/A
 Class C (return before taxes)                                           9/24/01      5.39%       N/A     N/A         N/A      3.98%
Lehman MBS Index(2)
(reflects no deduction for fees, expenses, or taxes)                                  8.75%     7.34%   7.28%       7.61%      7.00%

(1)Effective 1/31/03, the fund changed its name from U.S. Government Securities Fund to U.S. Government Mortgage Fund. On 9/24/01, the fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2)An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of over 600,000 individual fixed rate mortgage-backed securities pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning. The since inception performance of the index for Class B and Class C shares is calculated from 5/31/95 and 9/30/01, respectively.


                                     20 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

FUND SUMMARIES
U.S. GOVERNMENT MORTGAGE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)                          CLASS A         CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                           4.25%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                     4.25%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                 0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                            $  50           $  50       $  50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                      0.50%           0.50%       0.50%
 Distribution and Service (12b-1) Fees                                                0.25%           1.00%       1.00%
 Other Expenses                                                                       0.33%           0.33%       0.33%
 Total Annual Fund Operating Expenses                                                 1.08%           1.83%       1.83%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                             (0.13)%         (0.13)%     (0.13)%
 NET EXPENSES (AFTER WAIVERS)                                                         0.95%           1.70%       1.70%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95%, 1.70%, AND 1.70%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  530                   $  686                    $  186                   $  384                   $  284
   3 years      $  754                   $  976                    $  576                   $  670                   $  670
   5 years      $  995                   $1,190                    $  990                   $1,080                   $1,080

  10 years      $1,686                   $1,949                    $1,949                   $2,226                   $2,226


                                     21 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION


This prospectus offers Class A, Class B, and Class C shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund, and Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund. Class S and Class Y shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and U.S. Government Mortgage Fund, and Class Y shares of Intermediate Government Bond Fund are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.


The following describes the features of each class:


CLASS A SHARES. Class A shares have:

o a front-end sales charge determined by the amount of your purchase. See "Calculating Your Share Price - Class A Shares."

o annual shareholder servicing (12b-1) fees of 0.25%. See "Fund Summaries - Fees and Expenses."

o  reduced sales charges for larger purchases. See "Reducing Your Sales Charge."

CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See "Calculating Your Share Price - Class B Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o a front-end sales charge of 1.00%. See "Calculating Your Share Price - Class C Shares."

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase. See "Calculating Your Share Price - Class C Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

o orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

o orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

o orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
12B-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

                                     22 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

For                                           12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                                0.25% of average daily net assets*
Class B shares                                1% of average daily net assets
Class C shares                                1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25%* of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A and Class C shares, these fees are paid immediately. For Class B shares, these fees are paid beginning one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares - Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

*The distributor has agreed to limit its Class A share 12b-1 fee for Intermediate Government Bond Fund, Short Term Bond Fund and Intermediate Term Bond Fund to 0.15%. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class A shares of those funds.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

INTERMEDIATE GOVERNMENT BOND FUND
INTERMEDIATE TERM BOND FUND
SHORT TERM BOND FUND

                                Sales Charge                Maximum
                                                        Reallowance
                        As a % of       As a % of         as a % of
                         Offering       Net Asset          Purchase
                            Price           Value             Price
-------------------------------------------------------------------
Less than $50,000           2.25%           2.30%             2.00%
$50,000 - $99,999           2.00%           2.04%             1.75%
$100,000 - $249,999         1.75%           1.78%             1.50%
$250,000 - $499,999         1.25%           1.27%             1.00%
$500,000 - $999,999         1.00%           1.01%             0.75%
$1 million and over         0.00%           0.00%             0.00%
-------------------------------------------------------------------


CORE BOND FUND
CORPORATE BOND FUND
HIGH INCOME BOND FUND
U.S. GOVERNMENT MORTGAGE FUND


                                Sales Charge                Maximum
                                                        Reallowance
                        As a % of       As a % of         as a % of
                         Offering       Net Asset          Purchase
                            Price           Value             Price
-------------------------------------------------------------------
Less than $50,000           4.25%           4.44%             4.00%
$50,000 - $99,999           4.00%           4.17%             3.75%
$100,000 - $249,999         3.50%           3.63%             3.25%
$250,000 - $499,999         2.50%           2.56%             2.25%
$500,000 - $999,999         2.00%           2.04%             1.75%
$1 million and over         0.00%           0.00%             0.00%
-------------------------------------------------------------------

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000.

                                     23 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.


CLASS B SHARES. Your purchase price for Class B shares is their net asset value
- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% (4.00% for High Income Bond Fund) of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.


Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                     24 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


Year since purchase of original                               CDSC as a % of the
First American fund shares                                  value of your shares
--------------------------------------------------------------------------------
First                                                                         5%
Second                                                                        5%
Third                                                                         4%
Fourth                                                                        3%
Fifth                                                                         2%
Sixth                                                                         1%
Seventh                                                                       0%
Eighth                                                                        0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to an additional 1% of your purchase price to your investment professional or participating institution. Furthermore, the advisor may pay its affiliated broker-dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., an additional commission of up to 1% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.
--------------------------------------------------------------------------------
HOW TO BUY SHARES


You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. "Accepted" means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
           INVESTOR ACCOUNT)

                                     25 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


o third-party checks, credit cards, credit card checks, and cash may not be accepted.


o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

                                     26 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Redemption In Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

o  name of the fund.

o  account number.

o  dollar amount or number of shares redeemed.

o  name on the account.

o  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the fund's records.

o  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.
--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

                                     27 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES CONTINUED


ACCOUNTS WITH LOW BALANCES


If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

o  deduct a $50 annual account maintenance fee, or


o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                     28 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.


STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                                     29 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
CORE BOND FUND                                                             0.42%
CORPORATE BOND FUND                                                        0.43%
HIGH INCOME BOND FUND                                                      0.30%
INTERMEDIATE GOVERNMENT BOND FUND(1)                                       0.50%
INTERMEDIATE TERM BOND FUND                                                0.33%
SHORT TERM BOND FUND                                                       0.31%
U.S. GOVERNMENT MORTGAGE FUND                                              0.37%

(1)Intermediate Government Bond Fund has been advised by U.S. Bancorp Asset Management since it commenced operations in October 2002. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.

--------------------------------------------------------------------------------
DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
--------------------------------------------------------------------------------
INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall


Minneapolis, MN 55402


--------------------------------------------------------------------------------
DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202
--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.


                                     30 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.
--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

INVESTMENT APPROACH. For funds other than Corporate Bond Fund, fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.
--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of the portfolios of Corporate Bond Fund and High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields


                                     31 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


LIQUIDITY RISK. Corporate Bond Fund and High Income Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.


U.S. Government Mortgage Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Each of the other funds other than Corporate Bond Fund and High Income Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

FOREIGN SECURITY RISK. Up to 15% of each fund's total assets (other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund) may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will

                                     32 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.
--------------------------------------------------------------------------------

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


                                     33 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class A, Class B, and Class C shares of the funds (to the extent the funds offer the various classes). No information is presented for Intermediate Government Bond Fund as the fund commenced operations October 25, 2002. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class A, Class B, and Class C shares of First American High Yield Bond Fund were exchanged for Class A, Class B, and Class C shares of High Income Bond Fund.


The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Class A shares. The assets of Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class A shares were exchanged for Class A shares of Intermediate Term Bond Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.


The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Class A shares and Class B shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Class A shares and Class B shares of the Firstar U.S. Government Securities Fund were exchanged for Class A shares and Class B shares of U.S. Government Mortgage Fund, respectively.

The information for Core Bond Fund and Short Term Bond Fund for the fiscal years ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, and Corporate Bond Fund for the fiscal periods ended September 30, 2002, September 30, 2001, and September 30, 2000, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for Core Bond Fund and Short Term Bond Fund for the fiscal period ended September 30, 1998, has been audited by other auditors.

The information for High Income Bond Fund, Intermediate Term Bond Fund, and U.S. Government Mortgage Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for Intermediate Term Bond Fund and U.S. Government Mortgage Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


                                     34 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

Additional Information
Financial Highlights continued

--------------------------------------------------------------------------------
CORE BOND FUND(1)


                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                      2002        2001(2)       2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  11.37     $  10.69     $  10.65     $  11.69     $  10.97
                                                                  --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                                0.55         0.61         0.61          0.59        0.57
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      0.08         0.69         0.04         (0.89)       0.73
                                                                  --------     --------     --------     --------     --------
 Total From Investment Operations                                     0.63         1.30         0.65         (0.30)       1.30
                                                                  --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                              (0.55)       (0.62)       (0.61)       (0.59)       (0.57)
 Distributions (from capital gains)                                      -            -            -        (0.15)       (0.01)
                                                                  --------     --------     --------     --------     --------
 Total Distributions                                                 (0.55)       (0.62)       (0.61)       (0.74)       (0.58)
                                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Period                                    $  11.45     $  11.37     $  10.69     $  10.65     $  11.69
                                                                  ========     ========     ========     ========     ========
Total Return(3)                                                       5.77%       12.50%        6.33%       (2.67)%      12.29%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $122,354     $119,067     $110,490     $137,133     $205,237
Ratio of Expenses to Average Net Assets                               0.95%        0.95%        0.95%        0.95%        0.95%
Ratio of Net Income to Average Net Assets                             4.93%        5.50%        5.76%        5.29%        5.10%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.03%        1.13%        1.14%        1.14%        1.11%
Ratio of Net Income to Average Net Assets (excluding waivers)         4.85%        5.32%        5.57%        5.10%        4.94%
Portfolio Turnover Rate                                                115%          81%          54%          90%         147%

(1)Effective January 31, 2003, the fund changed its name from Fixed Income Fund to Core Bond Fund.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                Fiscal year ended September 30,
CLASS B SHARES                                                      2002        2001(1)       2000         1999         1998
--------------------------------------------------------------- ------------ ------------ ------------ ------------ ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  11.29     $  10.63     $  10.58     $  11.63     $  10.91
                                                                  --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                                0.47         0.52         0.53         0.51         0.49
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      0.09         0.68         0.05        (0.90)        0.73
                                                                  --------     --------     --------     --------     --------
 Total From Investment Operations                                     0.56         1.20         0.58        (0.39)        1.22
                                                                  --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                              (0.47)       (0.54)       (0.53)       (0.51)       (0.49)
 Distributions (from capital gains)                                      -            -            -        (0.15)       (0.01)
                                                                  --------     --------     --------     --------     ---------
 Total Distributions                                                 (0.47)       (0.54)       (0.53        (0.66)       (0.50)
                                                                  --------     --------     --------     --------     ---------
Net Asset Value, End of Period                                    $  11.38     $  11.29     $  10.63     $  10.58     $  11.63
                                                                  ========     ========     ========     ========     ========
Total Return(2)                                                       5.12%       11.59%       5.70%        (3.48)%      11.54%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $ 16,741     $ 15,071     $ 11,550     $ 14,639     $ 17,242
Ratio of Expenses to Average Net Assets                               1.70%        1.70%        1.70%        1.70%        1.70%
Ratio of Net Income to Average Net Assets                             4.17%        4.75%        5.02%        4.53%        4.35%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.78%        1.88%        1.89%        1.89%        1.86%
Ratio of Net Income to Average Net Assets (excluding waivers)         4.09%        4.57%        4.83%        4.34%        4.19%
Portfolio Turnover Rate                                                115%          81%          54%          90%         147%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     35 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
CORE BOND FUND (CONTINUED)


                                                                                                      Fiscal period
                                                                                                          ended
                                                                   Fiscal year ended September 30,     September 30,
CLASS C SHARES                                                     2002        2001(1)        2000       1999(2)
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $  11.34      $  10.66     $  10.64     $  11.33
                                                                 --------      --------     --------     --------
Investment Operations:
 Net Investment Income                                               0.47          0.52         0.52         0.38
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.08          0.70         0.04        (0.69)
                                                                 --------      --------     --------     --------
 Total From Investment Operations                                    0.55          1.22         0.56        (0.31)
                                                                 --------      --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                              (0.47)       (0.54)       (0.54)       (0.38)
 Distributions (from capital gains)                                      -            -            -            -
                                                                 ---------     --------    ---------     --------
 Total Distributions                                                 (0.47)       (0.54)       (0.54)       (0.38)
                                                                 ---------     --------    ---------     --------
Net Asset Value, End of Period                                   $  11.42      $  11.34     $  10.66     $  10.64
                                                                 =========     ========    =========     ========
Total Return(3)                                                       5.02%       11.68%        5.50%       (2.75)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $  9,672     $  7,148     $    566     $    719
Ratio of Expenses to Average Net Assets                               1.70%        1.70%        1.70%        1.35%
Ratio of Net Income to Average Net Assets                             4.18%        4.65%        5.02%        5.09%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.78%        1.88%        1.89%        1.89%
Ratio of Net Income to Average Net Assets (excluding waivers)         4.10%        4.47%        4.83%        4.55%
Portfolio Turnover Rate                                                115%          81%          54%          90%


(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     36 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

Additional Information
Financial Highlights continued

--------------------------------------------------------------------------------
CORPORATE BOND FUND



                                                                       Fiscal year        Fiscal period
                                                                         ended               ended
                                                                      September 30,       September 30,
CLASS A SHARES                                                     2002        2001(1)        2000(2)
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $ 10.01      $ 10.03      $ 10.00
                                                                   -------      -------      -------
Investment Operations:
 Net Investment Income                                                0.57         0.72         0.48
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     (0.39)        0.35         0.02
                                                                   -------      -------      -------
 Total From Investment Operations                                     0.18         1.07         0.50
                                                                   -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                              (0.58)       (0.73)       (0.47)
 Distributions (from capital gains)                                  (0.01)       (0.36)           -
                                                                   -------      -------      -------
 Total Distributions                                                 (0.59)       (1.09)       (0.47)
                                                                   -------      -------      -------
Net Asset Value, End of Period                                     $  9.60      $ 10.01      $ 10.03
                                                                   =======      =======      =======
Total Return(3)                                                       1.83%       10.94%        5.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $ 8,663      $ 9,820      $   771
Ratio of Expenses to Average Net Assets                               1.00%        0.75%        0.72%
Ratio of Net Income to Average Net Assets                             5.77%        6.95%        7.52%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.27%        1.20%        1.24%
Ratio of Net Income to Average Net Assets (excluding waivers)         5.50%        6.50%        7.00%
Portfolio Turnover Rate                                                117%         187%         124%


(1)Per share data calculated using average shares outstanding method.


(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                       Fiscal year        Fiscal period
                                                                         ended               ended
                                                                      September 30,       September 30,
CLASS A SHARES                                                     2002        2001(1)        2000(2)
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  9.98      $ 10.02      $ 10.00
                                                                   -------      -------      -------
Investment Operations:
 Net Investment Income                                                0.49         0.66         0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     (0.38)        0.32         0.01
                                                                   -------      -------      -------
 Total From Investment Operations                                     0.11          0.98        0.46
                                                                   -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                              (0.51)       (0.66)       (0.44)
 Distributions (from capital gains)                                  (0.01)       (0.36)           -
                                                                   -------      -------      -------
 Total Distributions                                                 (0.52)       (1.02)       (0.44)
                                                                   -------      -------      -------
Net Asset Value, End of Period                                     $  9.57      $  9.98      $ 10.02
                                                                   =======      =======      =======
Total Return(3)                                                       1.07%       10.06%        4.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $18,728      $22,608      $   103
Ratio of Expenses to Average Net Assets                               1.75%        1.65%        1.48%
Ratio of Net Income to Average Net Assets                             5.02%        6.45%        6.86%
Ratio of Expenses to Average Net Assets (excluding waivers)           2.02%        2.11%        1.99%
Ratio of Net Income to Average Net Assets (excluding waivers)         4.75%        5.99%        6.35%
Portfolio Turnover Rate                                                117%         187%        1.24%


(1)Per share data calculated using average shares outstanding method.


(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     37 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

Additional Information
Financial Highlights continued

Corporate Bond FUND (CONTINUED)


                                                                       Fiscal year        Fiscal period
                                                                         ended               ended
                                                                      September 30,       September 30,
CLASS C SHARES                                                     2002        2001(1)        2000(2)
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $   9.97     $ 10.01      $ 10.00
                                                                   --------     -------      -------
Investment Operations:
 Net Investment Income                                                0.49         0.63         0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      (0.40)       0.35        (0.01)
                                                                   --------     -------      -------
 Total From Investment Operations                                     0.09         0.98         0.44
                                                                   --------     -------      -------
Less Distributions:
 Dividends (from net investment income)                               (0.50)      (0.66)       (0.43)
 Distributions (from capital gains)                                   (0.01)      (0.36)           -
                                                                   --------     -------      -------
 Total Distributions                                                  (0.51)      (1.02)       (0.43)
                                                                   --------     -------      -------
Net Asset Value, End of Period                                     $   9.55     $  9.97      $ 10.01
                                                                   ========     =======      =======
Total Return(3)                                                        0.98%      10.10%        4.54%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $ 5,283      $ 5,209      $   143
Ratio of Expenses to Average Net Assets                               1.75%        1.50%        1.48%
Ratio of Net Income to Average Net Assets                             5.02%        6.07%        6.79%
Ratio of Expenses to Average Net Assets (excluding waivers)           2.02%        1.94%        1.99%
Ratio of Net Income to Average Net Assets (excluding waivers)         4.75%        5.63%        6.28%
Portfolio Turnover Rate                                                117%         187%         124%


(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     38 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

HIGH INCOME BOND FUND(1)



                                                                            Fiscal year           Fiscal period
                                                                               ended                  ended
CLASS A SHARES                                                          September 30, 2002   September 30, 2001(2,3)
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                            $  9.30              $ 10.00
                                                                                -------              -------
Investment Operations:
 Net Investment Income                                                             0.65                 0.02
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                  (1.22)               (0.68)
                                                                                -------              -------
 Total From Investment Operations                                                 (0.57)               (0.66)
                                                                                -------              -------
Less Distributions:
 Dividends (from net investment income)                                           (0.70)               (0.04)
 Distributions (from capital gains)                                                   -                    -
 Distributions (from return of capital)                                           (0.07)                   -
                                                                                -------              -------
 Total Distributions                                                              (0.77)               (0.04)
                                                                                -------              -------
Net Asset Value, End of Period                                                  $  7.96              $  9.30
                                                                                =======              =======
Total Return(4)                                                                   (6.66)%              (6.55)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                 $23,900              $   161
Ratio of Expenses to Average Net Assets                                            1.10%                1.10%
Ratio of Net Income to Average Net Assets                                          7.64%                6.53%
Ratio of Expenses to Average Net Assets (excluding waivers)                        1.47%                1.33%
Ratio of Net Income to Average Net Assets (excluding waivers)                      7.27%                6.30%
Portfolio Turnover Rate                                                              86%                  53%

(1)Effective January 31, 2003, the fund changed its name from Strategic Income Fund to High Income Bond Fund.

(2)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                            Fiscal year           Fiscal period
                                                                               ended                  ended
CLASS B SHARES                                                          September 30, 2002   September 30, 2001(1,2)
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                            $  9.31              $ 10.00
                                                                                -------              -------
Investment Operations:
 Net Investment Income                                                             0.70                 0.02
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                  (1.33)               (0.67)
                                                                                -------              -------
 Total From Investment Operations                                                 (0.63)               (0.65)
                                                                                -------              -------
Less Distributions:
 Dividends (from net investment income)                                           (0.64)               (0.04)
 Distributions (from capital gains)                                                   -                    -
 Distributions (from return of capital)                                           (0.07)                   -
                                                                                -------              -------
 Total Distributions                                                              (0.71)               (0.04)
                                                                                -------              -------
Net Asset Value, End of Period                                                  $  7.97              $  9.31
                                                                                =======              =======
Total Return(3)                                                                   (7.26)%              (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                 $   774              $    40
Ratio of Expenses to Average Net Assets                                            1.80%                1.77%
Ratio of Net Income to Average Net Assets                                          7.49%                6.02%
Ratio of Expenses to Average Net Assets (excluding waivers)                        2.28%                2.02%
Ratio of Net Income to Average Net Assets (excluding waivers)                      7.01%                5.77%
Portfolio Turnover Rate                                                              86%                  53%

(1)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     39 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
HIGH INCOME BOND FUND (CONTINUED)


                                                                            Fiscal year           Fiscal period
                                                                               ended                  ended
CLASS C SHARES                                                          September 30, 2002   September 30, 2001(1,2)
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                            $  9.31              $ 10.00
                                                                                -------              -------
Investment Operations:
 Net Investment Income                                                             0.65                 0.05
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                  (1.29)               (0.70)
                                                                                -------              -------
 Total From Investment Operations                                                 (0.64)               (0.65)
                                                                                -------              -------
Less Distributions:
 Dividends (from net investment income)                                           (0.63)               (0.04)
 Distributions (from capital gains)                                                   -                    -
 Distributions (from return of capital)                                           (0.07)                   -
                                                                                -------              -------
 Total Distributions                                                              (0.70)               (0.04)
                                                                                -------              -------
Net Asset Value, End of Period                                                  $  7.97              $  9.31
                                                                                =======              =======
Total Return(3)                                                                   (7.34)%              (6.50)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                 $ 7,213              $ 3,749
Ratio of Expenses to Average Net Assets                                            1.83%                1.94%
Ratio of Net Income to Average Net Assets                                          7.08%                5.53%
Ratio of Expenses to Average Net Assets (excluding waivers)                        2.26%                2.21%
Ratio of Net Income to Average Net Assets (excluding waivers)                      6.65%                5.26%
Portfolio Turnover Rate                                                              86%                  53%

(1)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     40 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND

                                                Fiscal year   Fiscal period
                                                   ended          ended
                                                September 30,  September 30,              Fiscal year ended October 31,
CLASS A SHARES                                      2002         2001(1,2)         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $  10.26        $   9.70        $   9.68     $  10.07     $   9.88     $   9.77
                                                 --------        --------        --------     --------     --------     --------
Investment Operations:
 Net Investment Income                               0.50            0.54            0.58         0.54         0.55         0.56
 Net Gains (Losses) on Investments
  (both realized and unrealized)                     0.10            0.55            0.02        (0.38)        0.19         0.11
                                                 --------        --------        --------     --------     --------     --------
 Total From Investment Operations                    0.60            1.09            0.60         0.16         0.74         0.67
                                                 --------        --------        --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)             (0.50)          (0.51)          (0.58)       (0.54)       (0.55)       (0.56)
 Distributions (from capital gains)                     -           (0.02)              -        (0.01)           -            -
 Distributions (from return of capital)             (0.01)              -               -            -            -            -
                                                 --------        --------        --------     --------     --------     --------
 Total Distributions                                (0.51)          (0.53)          (0.58)       (0.55)       (0.55)       (0.56)
                                                 --------        --------        --------     --------     --------     --------
Net Asset Value, End of Period                   $  10.35        $  10.26        $   9.70     $   9.68     $  10.07     $   9.88
                                                 ========        ========        ========     ========     ========     ========
Total Return(3)                                      6.11%          11.46%           6.41%        1.66%        7.57%        7.09%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $ 65,291        $ 61,225        $ 27,431     $ 33,779     $ 29,550     $ 20,691
Ratio of Expenses to Average Net Assets              0.75%           0.85%           0.82%        0.81%        0.75%        0.75%
Ratio of Net Income to Average Net Assets            4.96%           5.62%           6.08%        5.47%        5.50%        5.71%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 1.02%           0.96%           0.95%        0.95%        0.96%        0.98%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                 4.69%           5.51%           5.95%        5.33%        5.29%        5.48%
Portfolio Turnover Rate                                40%             30%             18%          64%          27%          41%

(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


SHORT TERM BOND FUND

                                                                                          Fiscal year ended October 31,
CLASS A SHARES                                                     2002           2001(1)      2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $  10.27        $   9.91     $   9.86     $  10.04     $   9.94
                                                                 --------        --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                               0.42            0.61         0.58         0.52         0.53
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.04            0.40         0.02        (0.18)        0.10
                                                                 --------        -------      --------     --------     --------
 Total From Investment Operations                                    0.46            1.01         0.60         0.34         0.63
                                                                 --------        --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                             (0.43)          (0.65)       (0.55)       (0.52)       (0.53)
 Distributions (from capital gains)                                     -               -            -            -            -
 Distributions (from return of capital)                             (0.01)              -            -            -            -
                                                                 --------        --------     --------     --------     --------
 Total Distributions                                                (0.44)          (0.65)       (0.55)       (0.52)       (0.53)
                                                                 --------        --------     --------     --------     --------
Net Asset Value, End of Period                                   $  10.29        $  10.27     $   9.91     $   9.86     $  10.04
                                                                 ========        ========     ========     ========     ========
Total Return(2)                                                      4.59%          10.48%        6.30%        3.43%        6.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $163,358        $133,177     $ 80,992     $  5,318     $  5,036
Ratio of Expenses to Average Net Assets                              0.75%           0.60%        0.60%        0.60%        0.60%
Ratio of Net Income to Average Net Assets                            4.06%           6.04%        6.12%        5.16%        5.33%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.04%           1.15%        1.13%        1.12%        1.12%
Ratio of Net Income to Average Net Assets (excluding waivers)        3.77%           5.49%        5.59%        4.64%        4.81%
Portfolio Turnover Rate                                                59%             69%          95%          65%         112%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     41 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

Additional Information
Financial Highlights continued

--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND(1)


                                                Fiscal year   Fiscal period   Fiscal period
                                                   ended          ended          ended
                                                September 30,  September 30,   October 30,      Fiscal year ended November 30,
CLASS A SHARES                                      2002         2001(2,3)       2000(4)        1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $ 11.01         $ 10.44         $  10.34     $  10.74     $  10.62     $  10.67
                                                 -------         -------         --------     --------     --------     --------
Investment Operations:
 Net Investment Income                              0.50            0.51             0.53         0.54         0.57         0.60
 Net Gains (Losses) on Investments
  (both realized and unrealized)                    0.20            0.60             0.08        (0.40)        0.12        (0.07)
                                                 -------         -------         --------     --------     --------     --------
 Total From Investment Operations                   0.70            1.11             0.61         0.14         0.69         0.53
                                                 -------         -------         --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)            (0.55)          (0.54)           (0.51)       (0.54)       (0.57)       (0.58)
 Distributions (from capital gains)                    -               -                -            -            -            -
                                                 -------         -------         --------    ---------     --------     --------
 Total Distributions                               (0.55)          (0.54)           (0.51)       (0.54)       (0.57)       (0.58)
                                                 -------         -------         --------    ---------     --------     --------
Net Asset Value, End of Period                   $ 11.16         $ 11.01         $  10.44    $   10.34     $  10.74     $  10.62
                                                 =======         =======         ========    =========     =========    ========
Total Return(5)                                     6.53%          10.88%            6.05%        1.37%        6.66%        5.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $16,985         $ 7,751         $  3,644    $   4,620     $  4,664    $   5,181
Ratio of Expenses to Average Net Assets             0.95%           1.04%            1.04%        0.98%        0.97%        0.97%
Ratio of Net Income to Average Net Assets           4.61%           5.15%            5.36%        5.15%        5.35%        5.56%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                1.08%           1.19%            1.15%        1.09%        1.07%        1.07%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                4.48%           5.00%            5.25%        5.04%        5.25%        5.46%
Portfolio Turnover Rate                              197%             22%              23%          26%          55%         100%


(1)Effective January 31, 2003, the fund changed its name from U.S. Government Securities Fund to U.S. Government Mortgage Fund.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Per share data calculated using average shares outstanding method.

(4)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                Fiscal year   Fiscal period   Fiscal period
                                                   ended          ended          ended
                                                September 30,  September 30,   October 30,      Fiscal year ended November 30,
CLASS B SHARES                                      2002         2001(1,2)       2000(3)        1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $ 11.03         $ 10.45         $  10.36     $  10.74     $  10.61     $  10.66
                                                 -------         -------         --------     --------     --------     --------
Investment Operations:
 Net Investment Income                              0.42            0.43             0.45         0.47         0.50         0.51
 Net Gains (Losses) on Investments
  (both realized and unrealized)                    0.20            0.62             0.08        (0.38)        0.13        (0.05)
                                                 -------         -------         --------     --------     --------     --------
 Total From Investment Operations                   0.62            1.05             0.53         0.09         0.63         0.46
                                                 -------         -------         --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)            (0.47)          (0.47)           (0.44)       (0.47)       (0.50)       (0.51)
 Distributions (from capital gains)                    -               -                -            -            -            -
                                                 -------         -------         --------     --------     --------     --------
 Total Distributions                               (0.47)          (0.47)           (0.44)       (0.47)       (0.50)       (0.51)
                                                 -------         -------         --------     --------     --------     --------
Net Asset Value, End of Period                   $ 11.18         $ 11.03         $  10.45     $  10.36     $  10.74     $  10.61
                                                 =======         =======         ========     ========     ========     ========
Total Return(4)                                     5.79%          10.25%            5.27%        0.86%        6.02%        4.47%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $ 6,235         $ 2,039         $    139     $    282     $    149    $     466
Ratio of Expenses to Average Net Assets             1.70%           1.71%            1.74%        1.68%        1.67%        1.67%
Ratio of Net Income to Average Net Assets           3.85%           4.37%            4.66%        4.47%        4.67%        4.84%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                1.83%           1.86%            1.85%        1.79%        1.77%        1.77%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                3.72%           4.22%            4.55%        4.36%        4.57%        4.74%
Portfolio Turnover Rate                              197%             22%              23%          26%          55%         100%


(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     42 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

Additional Information
Financial Highlights continued

--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND (CONTINUED)




                                                                       Fiscal year             Fiscal period
                                                                          ended                    ended
CLASS C SHARES                                                     September 30, 2002     September 30, 2001(1,2)
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $  11.00                 $  10.98
                                                                       --------                 --------
Investment Operations:
 Net Investment Income                                                     0.46                     0.05
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           0.15                    (0.03)
                                                                       --------                 --------
 Total From Investment Operations                                          0.61                     0.02
                                                                       --------                 --------
Less Distributions:
 Dividends (from net investment income)                                   (0.48)                       -
 Distributions (from capital gains)                                           -                        -
                                                                       --------                 --------
 Total Distributions                                                      (0.48)                       -
                                                                       --------                 --------
Net Asset Value, End of Period                                         $  11.13                 $  11.00
                                                                       ========                 ========
Total Return(3)                                                            5.78%                    0.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $  5,834                 $    105
Ratio of Expenses to Average Net Assets                                    1.70%                    0.82%
Ratio of Net Income to Average Net Assets                                  3.92%                    5.26%
Ratio of Expenses to Average Net Assets (excluding waivers)                1.83%                    1.12%
Ratio of Net Income to Average Net Assets (excluding waivers)              3.79%                    4.96%
Portfolio Turnover Rate                                                     197%                      22%



(1)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                     43 Prospectus - First American Income Funds
                                            Class A, Class B, and Class C Shares

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.
--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).
--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROBONDR   1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS

                                  INCOME FUNDS
                                    CLASS S SHARES


                                           CORE BOND FUND*
                                           CORPORATE BOND FUND
                                           HIGH INCOME BOND FUND*
                                           INTERMEDIATE TERM BOND FUND
                                           SHORT TERM BOND FUND
                                           U.S. GOVERNMENT MORTGAGE FUND*

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO FUND
 NAME CHANGES.


 AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Core Bond Fund                                                               2
--------------------------------------------------------------------------------
  Corporate Bond Fund                                                          5
--------------------------------------------------------------------------------
  High Income Bond Fund                                                        8
--------------------------------------------------------------------------------
  Intermediate Term Bond Fund                                                 11
--------------------------------------------------------------------------------
  Short Term Bond Fund                                                        13
--------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                               15
--------------------------------------------------------------------------------
POLICIES & Services
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                   17
--------------------------------------------------------------------------------
  Managing Your Investment                                                    19
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  20
--------------------------------------------------------------------------------
  More About The Funds                                                        21
--------------------------------------------------------------------------------
  Financial Highlights                                                        24
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------



*Please note that, effective January 31, 2003, the following funds' names were changed as set forth below:



  Fund Name Prior to January 31, 2003       Fund Name Effective January 31, 2003
-------------------------------------       ------------------------------------
  Fixed Income Fund                   -->   Core Bond Fund
  Strategic Income Fund               -->   High Income Bond Fund
  U.S. Government Securities Fund     -->   U.S. Government Mortgage Fund

FUND SUMMARIES
INTRODUCTION


This section of the prospectus describes the objectives of the First American Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.


                                      1 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
CORE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:


o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o  mortgage- and asset-backed securities.

o  corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Core Bond Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About the Funds - Risks."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      2 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
CORE BOND FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.





                                      3 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
CORE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


   8.04%
----------
   2002

Best Quarter:
Quarter ending   September 30, 2002     3.84%
Worst Quarter:
Quarter ending   December 31, 2001     (0.75)%




AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
Core Bond Fund(1)
 Class S (return before taxes)                                               9/24/01         8.04%        6.32%
 Class S (return after taxes on distributions)                                               6.09%        4.39%
 Class S (return after taxes on distributions and sale of fund shares)                       4.88%        4.09%
Lehman Aggregate Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                        10.25%        8.16%



(1)Effective 1/31/03, the fund changed its name from Fixed Income Fund to Core Bond Fund.
(2)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset-Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto and home equity loans. The since inception performance of the index is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.28%
 Total Annual Fund Operating Expenses                              1.03%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                          (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                      0.95%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  105
   3 years                                                                $  328
   5 years                                                                $  569
  10 years                                                                $1,259



                                      4 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
CORPORATE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Corporate Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations. The fund may also invest in:

o  U.S. dollar-denominated debt obligations of foreign governments.
o securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
o  mortgage- and asset-backed securities.


Fund managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.


The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's total assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.
--------------------------------------------------------------------------------
RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.


                                      5 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
CORPORATE BOND FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.






                                      6 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
CORPORATE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


   5.63%
-------------
   2002

Best Quarter:
Quarter ending   December 31, 2002     3.48%
Worst Quarter:
Quarter ending   December 31, 2001    (0.34)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
Corporate Bond Fund
 Class S (return before taxes)                                               9/24/01         5.63%        4.79%
 Class S (return after taxes on distributions)                                               3.30%        2.44%
 Class S (return after taxes on distributions and sale of fund shares)                       3.39%        2.67%
Merrill Lynch BBB-A U.S. Corporate Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         9.61%        8.26%
Lehman U.S. Credit Index(2)
(reflects no deduction for fees, expenses, or taxes)                                        10.53%        9.11%



(1)An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and S&P ratings. Issues below $150 million and Rule 144a securities are excluded from the index. Previously, the fund used the Lehman U.S. Credit Index as a benchmark. Going forward, the fund will use the Merrill Lynch BBB-A U.S. Corporate Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices is calculated from 9/30/01.
(2)An unmanaged index comprised of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity. The since inception performance of the indices is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.32%
 Total Annual Fund Operating Expenses                              1.27%



(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:



 WAIVER OF FUND EXPENSES                                          (0.27)%
 NET EXPENSES (AFTER WAIVERS)                                      1.00%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.00%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  129
   3 years                                                                $  403
   5 years                                                                $  697
  10 years                                                                $1,534


                                      7 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
HIGH INCOME BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.


Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.


INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

LIQUIDITY AND PRICING RISK. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services - Buying Shares, Calculating Your Share Price."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      8 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
HIGH INCOME BOND FUND CONTINUED
--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


   -1.32%
-------------
    2002

Best Quarter:
Quarter ending   December 31, 2002      6.81%
Worst Quarter:
Quarter ending   September 30, 2002    (4.79)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                           Since
AS OF 12/31/02(1)                                                                 Date        One Year       Inception
High Income Bond Fund
 Class S (return before taxes)                                               9/24/01          (1.32)%         (1.74)%
 Class S (return after taxes on distributions)                                                (4.09)%         (4.67)%
 Class S (return after taxes on distributions and sale of fund shares)                        (0.83)%         (2.80)%
Lehman Corporate High Yield Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (1.41)%          3.42%



(1)On 1/31/03, the fund changed its name from Strategic Income Fund to High Income Bond Fund. On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

(2)An unmanaged index that covers the universe of fixed-rate, dollar denominated, below-investment grade debt with at least one year to final maturity. Pay-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The since inception performance of the index is calculated from 9/30/01.


                                      9 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
HIGH INCOME BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
                                                                   0.62%
 Total Annual Fund Operating Expenses                              1.57%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.56)%
 NET EXPENSES (AFTER WAIVERS)                                      1.01%



THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.00%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  160
   3 years                                                                $  496
   5 years                                                                $  855
  10 years                                                                $1,867


                                     10 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
INTERMEDIATE TERM BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
o  mortgage- and asset-backed securities.
o  corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.
--------------------------------------------------------------------------------
RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                     11 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
INTERMEDIATE TERM BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


  7.48%    8.01%
--------------------
  2001     2002

Best Quarter:
Quarter ending   September 30, 2001     4.11%
Worst Quarter:
Quarter ending   December 31, 2001     (0.57)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02(1)                                                                 Date     One Year    Inception
Intermediate Term Bond Fund
 Class S (return before taxes)                                              11/27/00         8.01%        8.56%
 Class S (return after taxes on distributions)                                               6.04%        6.31%
 Class S (return after taxes on distributions and sale of fund shares)                       4.86%        5.75%
Lehman Intermediate Gov't/Credit Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                         9.84%        9.97%


(1)On 9/24/01, the First American Intermediate Term Bond Fund merged with the Firstar Intermediate Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund.
(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities from one to 10 years. The since inception performance of the index is calculated from 11/30/00.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
   Shareholder Servicing Fee(2)                                    0.25%
   Miscellaneous                                                   0.27%
 Total Annual Fund Operating Expenses                              1.02%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.27)%
 NET EXPENSES (AFTER WAIVERS)                                      0.75%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)The distributor has agreed to limit its shareholder servicing fee to 0.15%. This limitation may be discontinued at any time.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  104
   3 years                                                                $  325
   5 years                                                                $  563
  10 years                                                                $1,248


                                     12 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
SHORT TERM BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

o  mortgage- and asset-backed securities.
o  corporate debt obligations.
o U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
o  commercial paper.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


                                     13 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
SHORT TERM BOND FUND CONTINUED

--------------------------------------------------------------------------------
 FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


   5.91%
---------
   2002

Best Quarter:
Quarter ending   September 30, 2002     2.51%
Worst Quarter:
Quarter ending   December 31, 2001     (0.47)%




AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
Short Term Bond Fund
 Class S (return before taxes)                                               9/24/01         5.91%        4.40%
 Class S (return after taxes on distributions)                                               4.37%        2.79%
 Class S (return after taxes on distributions and sale of fund shares)                       3.60%        2.72%
Lehman MF 1-3 Year Gov't/Credit Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         6.28%        5.64%



(1)An unmanaged index of one to three year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee(2)                                     0.25%
  Miscellaneous                                                    0.29%
 Total Annual Fund Operating Expenses                              1.04%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.29)%
 NET EXPENSES (AFTER WAIVERS)                                      0.75%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)The distributor has agreed to limit its shareholder servicing fee to 0.15%. This limitation may be discontinued at any time.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  106
   3 years                                                                $  331
   5 years                                                                $  574
  10 years                                                                $1,271



                                     14 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
U.S. GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------
OBJECTIVE


U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.


When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


                                     15 Prospectus - First American Income Funds
                                                     Class S Shares

FUND SUMMARIES
U.S. GOVERNMENT MORTGAGE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


14.87%  3.09%   6.27%   6.44%   0.77%   9.42%   7.38%   8.21%
-------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002


Best Quarter:
Quarter ending     June 30, 1995        5.39%
Worst Quarter:
Quarter ending     March 31, 1996      (0.93)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02(1)                                                                 Date     One Year     Five Years    Inception
U.S. Government Mortgage Fund
 Class S (return before taxes)                                                6/7/94         8.21%         6.40%         6.45%
 Class S (return after taxes on distributions)                                               6.03%         4.19%         4.13%
 Class S (return after taxes on distributions and sale of fund shares)                       5.19%         4.04%         4.01%
Lehman MBS Index(2)
(reflects no deduction for fees, expenses, or taxes)                                         8.75%         7.34%         8.14%



(1)Effective 1/31/03, the fund changed its name from U.S. Government Securities Fund to U.S. Government Mortgage Fund. On 9/24/01, the fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.
(2)An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of over 600,000 individual fixed rate mortgage backed securities pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning. The since inception performance of the index is calculated from 6/30/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.33%
 Total Annual Fund Operating Expenses                              1.08%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.13)%
 NET EXPENSES (AFTER WAIVERS)                                      0.95%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  110
   3 years                                                                $  343
   5 years                                                                $  595
  10 years                                                                $1,317



                                     16 Prospectus - First American Income Funds
                                                     Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------

MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class S shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. Class A, Class B, Class C, and Class Y shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund, Class A and Class Y shares of Intermediate Term Bond Fund and Short Term Bond Fund are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:


CLASS A SHARES. Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.


CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.


CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.


CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. See "Fund Summaries - Fees and Expenses" and "Compensation Paid to Financial Institutions."


CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.


-----------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.



                                     17 Prospectus - First American Income Funds
                                                     Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Buying and Selling Shares, Redemption In Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator, or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

The distributor has contractually agreed to waive its Class S share shareholder servicing fee to 0.15% for the current fiscal year. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class S shares of those funds.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.
--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                     18 Prospectus - First American Income Funds
                                                     Class S Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                     19 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.(1)


                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
                                                                  --------------
Core Bond Fund                                                             0.42%
Corporate Bond Fund                                                        0.43%
High Income Bond Fund                                                      0.30%
Intermediate Government Bond Fund(1)                                       0.50%
Intermediate Term Bond Fund                                                0.33%
Short Term Bond Fund                                                       0.31%
U.S. Government Mortgage Fund                                              0.37%



(1)Intermediate Government Bond Fund has been advised by U.S. Bancorp Asset Management since it commenced operations in October 2002. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.


DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall

Minneapolis, MN 55402


DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.


                                     20 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.
--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

INVESTMENT APPROACH. For funds other than Corporate Bond Fund, fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.
--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of the portfolios of Corporate Bond Fund and High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields



                                     21 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


LIQUIDITY RISK. Corporate Bond Fund and High Income Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.


U.S. Government Mortgage Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Each of the other funds other than Corporate Bond Fund and High Income Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

FOREIGN SECURITY RISK. Up to 15% of each fund's total assets (other than U.S. Government Mortgage Fund) may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will


                                     22 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.



                                     23 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class S shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class S shares of First American High Yield Bond Fund were exchanged for Class S shares of High Income Bond Fund.


The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Class Y shares. The assets of the Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Intermediate Bond Fund were exchanged for Class S shares of Intermediate Term Bond Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.


The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Class Y shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar U.S. Government Securities Fund were exchanged for Class S shares of U.S. Government Mortgage Fund.

The information for each of the funds for the fiscal periods ended September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

The information for U.S. Government Mortgage Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


--------------------------------------------------------------------------------
CORE BOND FUND(1)

                                                                   Fiscal year          Fiscal period
                                                                      ended                 ended
                                                                September 30, 2002    September 30, 2001(2,3)
                                                               --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $              11.37    $              11.28
                                                               --------------------    --------------------
Investment Operations:
 Net Investment Income                                                         0.55                    0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               0.08                    0.08
                                                               --------------------    --------------------
 Total From Investment Operations                                              0.63                    0.09
                                                               --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                                       (0.55)                     --
 Distributions (from capital gains)                                              --                      --
                                                               --------------------    --------------------
 Total Distributions                                                          (0.55)                     --
                                                               --------------------    --------------------
Net Asset Value, End of Period                                 $              11.45    $              11.37
                                                               ====================    ====================
Total Return(4)                                                                5.77%                   0.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $             33,270    $             35,062
Ratio of Expenses to Average Net Assets                                        0.95%                   1.58%
Ratio of Net Income to Average Net Assets                                      4.93%                   6.36%
Ratio of Expenses to Average Net Assets (excluding waivers)                    1.03%                   1.76%
Ratio of Net Income to Average Net Assets (excluding waivers)                  4.85%                   6.18%
Portfolio Turnover Rate                                                         115%                     81%


(1)Effective January 31, 2003, the fund changed its name from Fixed Income Fund to Core Bond Fund.

(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     24 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
CORPORATE BOND FUND

                                                                   Fiscal year          Fiscal period
                                                                      ended                 ended
                                                                September 30, 2002   September 30, 2001(1,2)
                                                               --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $              10.01    $               9.93
                                                               --------------------    --------------------
Investment Operations:
 Net Investment Income                                                         0.56                    0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                              (0.38)                   0.07
                                                               --------------------    --------------------
 Total From Investment Operations                                              0.18                    0.08
                                                               --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                                       (0.58)                     --
 Distributions (from capital gains)                                           (0.01)                     --
                                                               --------------------    --------------------
 Total Distributions                                                          (0.59)                     --
                                                               --------------------    --------------------
Net Asset Value, End of Period                                 $               9.60    $              10.01
                                                               ====================    ====================
Total Return(3)                                                                1.84%                   0.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $              3,557    $              3,237
Ratio of Expenses to Average Net Assets                                        1.00%                   0.89%
Ratio of Net Income to Average Net Assets                                      5.77%                   7.60%
Ratio of Expenses to Average Net Assets (excluding waivers)                    1.27%                   1.36%
Ratio of Net Income to Average Net Assets (excluding waivers)                  5.50%                   7.13%
Portfolio Turnover Rate                                                         117%                    187%


(1)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------

HIGH INCOME BOND FUND(1)




                                                                   Fiscal year             Fiscal period
                                                                      ended                   ended
                                                               September 30, 2002     September 30, 2001(2,3)
                                                               --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $               9.30    $               9.48
                                                               --------------------    --------------------
Investment Operations:
 Net Investment Income                                                         0.73                    0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                              (1.30)                  (0.19)
                                                               --------------------    --------------------
 Total From Investment Operations                                             (0.57)                  (0.18)
                                                               --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                                       (0.70)                     --
 Distributions (from capital gains)                                              --                      --
 Distributions (from return of capital)                                       (0.07)                     --
                                                               --------------------    --------------------
 Total Distributions                                                          (0.77)                     --
                                                               --------------------    --------------------
Net Asset Value, End of Period                                 $               7.96    $               9.30
                                                               ====================    ====================
Total Return(4)                                                               (6.66)%                 (1.90)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $                 87    $                 --
Ratio of Expenses to Average Net Assets                                        1.01%                   0.00%
Ratio of Net Income to Average Net Assets                                      8.46%                   1.23%
Ratio of Expenses to Average Net Assets (excluding waivers)                    1.57%                   0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                  7.90%                   1.23%
Portfolio Turnover Rate                                                          86%                     53%



(1)Effective January 31, 2003, the fund changed its name from Strategic Income Fund to High Income Bond Fund.

(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     25 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

INTERMEDIATE TERM BOND FUND




                                                                   Fiscal year          Fiscal period
                                                                       ended                ended
                                                                September 30, 2002    September 30, 2001(1,2)
                                                               --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $              10.26    $               9.78
                                                               --------------------    --------------------
Investment Operations:
 Net Investment Income                                                         0.51                    0.48
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               0.09                    0.53
                                                               --------------------    --------------------
 Total From Investment Operations                                              0.60                    1.01
                                                               --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                                       (0.50)                  (0.51)
 Distributions (from capital gains)                                              --                   (0.02)
 Distributions (from return of capital)                                       (0.01)                     --
                                                               --------------------    --------------------
 Total Distributions                                                          (0.51)                  (0.53)
                                                               --------------------    --------------------
Net Asset Value, End of Period                                 $              10.35    $              10.26
                                                               ====================    ====================
Total Return(3)                                                                6.12%                  10.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $              6,070    $                724
Ratio of Expenses to Average Net Assets                                        0.75%                   0.84%
Ratio of Net Income to Average Net Assets                                      4.86%                   5.41%
Ratio of Expenses to Average Net Assets (excluding waivers)                    1.02%                   0.95%
Ratio of Net Income to Average Net Assets (excluding waivers)                  4.59%                   5.30%
Portfolio Turnover Rate                                                          40%                     30%



(1)Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
SHORT TERM BOND FUND


                                                                   Fiscal year          Fiscal period
                                                                      ended                  ended
                                                               September 30, 2002     September 30, 2001(1,2)
                                                               --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $              10.27    $              10.25
                                                               --------------------    --------------------
Investment Operations:
 Net Investment Income                                                         0.42                    0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               0.04                    0.01
                                                               --------------------    --------------------
 Total From Investment Operations                                              0.46                    0.02
                                                               --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                                       (0.43)                     --
 Distributions (from capital gains)                                              --                      --
 Distributions (from return of capital)                                       (0.01)                     --
                                                               --------------------    --------------------
 Total Distributions                                                          (0.44)                     --
                                                               --------------------    --------------------
Net Asset Value, End of Period                                 $              10.29    $              10.27
                                                               ====================    ====================
Total Return(3)                                                                4.61%                   0.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $              3,685    $                362
Ratio of Expenses to Average Net Assets                                        0.75%                   1.20%
Ratio of Net Income to Average Net Assets                                      3.88%                   6.37%
Ratio of Expenses to Average Net Assets (excluding waivers)                    1.04%                   1.80%
Ratio of Net Income to Average Net Assets (excluding waivers)                  3.59%                   5.77%
Portfolio Turnover Rate                                                          59%                     69%



(1)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     26 Prospectus - First American Income Funds
                                                     Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND(1)

                                                Fiscal year           Fiscal period
                                                   ended                  ended
                                            September 30, 2002   September 30, 2001(2,3)
                                           --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $              10.97    $              10.40
                                           --------------------    --------------------
Investment Operations:
 Net Investment Income                                     0.49                    0.62
 Net Gains (Losses) on Investments
  (both realized and unrealized)                           0.20                    0.49
                                           --------------------    --------------------
 Total From Investment Operations                          0.69                    1.11
                                           --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                   (0.54)                  (0.54)
 Distributions (from capital gains)                          --                      --
                                           --------------------    --------------------
 Total Distributions                                      (0.54)                  (0.54)
                                           --------------------    --------------------
Net Asset Value, End of Period             $              11.12    $              10.97
                                           ====================    ====================
Total Return(5)                                            6.55%                  10.94%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $             21,355    $             19,092
Ratio of Expenses to Average Net Assets                    0.95%                   0.97%
Ratio of Net Income to Average Net Assets                  4.59%                   6.52%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.08%                   1.15%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                       4.46%                   6.34%
Portfolio Turnover Rate                                     197%                     22%

[WIDE TABLE CONTINUED FROM ABOVE]

                                                Fiscal period
                                                    ended                 Fiscal year ended November 30,
                                            October 31, 2000(4)        1999            1998            1997
                                           --------------------    ------------    ------------    ------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $              10.31    $      10.70    $      10.58    $      10.64
                                           --------------------    ------------    ------------    ------------
Investment Operations:
 Net Investment Income                                     0.53            0.53            0.57            0.56
 Net Gains (Losses) on Investments
  (both realized and unrealized)                           0.07           (0.38)           0.12           (0.04)
                                           --------------------    ------------    ------------    ------------
 Total From Investment Operations                          0.60            0.15            0.69            0.52
                                           --------------------    ------------    ------------    ------------
Less Distributions:
 Dividends (from net investment income)                   (0.51)          (0.54)          (0.57)          (0.58)
 Distributions (from capital gains)                          --              --              --              --
                                           --------------------    ------------    ------------    ------------
 Total Distributions                                      (0.51)          (0.54)          (0.57)          (0.58)
                                           --------------------    ------------    ------------    ------------
Net Asset Value, End of Period             $              10.40    $      10.31    $      10.70    $      10.58
                                           ====================    ============    ============    ============
Total Return(5)                                            5.96%           1.45%           6.67%           5.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $              5,145    $      8,584    $      6,140    $      7,049
Ratio of Expenses to Average Net Assets                    1.04%           0.98%           0.97%           0.97%
Ratio of Net Income to Average Net Assets                  5.36%           5.17%           5.34%           5.52%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.15%           1.09%           1.07%           1.07%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                       5.25%           5.06%           5.24%           5.42%
Portfolio Turnover Rate                                      23%             26%             55%            100%


(1)Effective January 31, 2003, the fund changed its name from U.S. Government Securities Fund to U.S. Government Mortgage Fund.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.


(4)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     27 Prospectus - First American Income Funds
                                                     Class S Shares

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROBONDS  1/03



SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS

                                  INCOME FUNDS
                                     CLASS Y SHARES


                                           CORE BOND FUND*
                                           CORPORATE BOND FUND
                                           HIGH INCOME BOND FUND*
                                           INTERMEDIATE GOVERNMENT BOND FUND
                                           INTERMEDIATE TERM BOND FUND
                                           SHORT TERM BOND FUND
                                           U.S. GOVERNMENT MORTGAGE FUND*

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO FUND
 NAME CHANGES.



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS

FUND SUMMARIES
--------------------------------------------------------------------------------
  Core Bond Fund                                                               2
--------------------------------------------------------------------------------
  Corporate Bond Fund                                                          5
--------------------------------------------------------------------------------
  High Income Bond Fund                                                        8
--------------------------------------------------------------------------------
  Intermediate Government Bond Fund                                           11
--------------------------------------------------------------------------------
  Intermediate Term Bond Fund                                                 13
--------------------------------------------------------------------------------
  Short Term Bond Fund                                                        15
--------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                               17
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                   19
--------------------------------------------------------------------------------
  Managing Your Investment                                                    21
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  22
--------------------------------------------------------------------------------
  More About The Funds                                                        23
--------------------------------------------------------------------------------
  Financial Highlights                                                        26
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
*PLEASE NOTE THAT, EFFECTIVE JANUARY 31, 2003, THE FOLLOWING FUNDS' NAMES WERE
 CHANGED AS SET FORTH BELOW:

  FUND NAME PRIOR TO JANUARY 31, 2003       FUND NAME EFFECTIVE JANUARY 31, 2003
  -----------------------------------       ------------------------------------
  Fixed Income Fund                   -->   Core Bond Fund
  Strategic Income Fund               -->   High Income Bond Fund
  U.S. Government Securities Fund     -->   U.S. Government Mortgage Fund
--------------------------------------------------------------------------------

FUND SUMMARIES

INTRODUCTION


This section of the prospectus describes the objectives of the First American Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                                      1 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
CORE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE


Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:


o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o  mortgage- and asset-backed securities.

o  corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS


The main risks of investing in Core Bond Fund include:



INTEREST RATE RISK.Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK.The fund's income could decline due to falling market interest rates.

CREDIT RISK.An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK.During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES.Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About the Funds - Risks."


FOREIGN SECURITY RISK.Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS.The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING.To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS.The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      2 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
CORE BOND FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      3 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
CORE BOND FUND CONTINUED

--------------------------------------------------------------------------------
Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

17.29%    3.46%    8.85%    8.93%    -2.76%    11.06%    8.10%    8.31%
--------------------------------------------------------------------------------
1995      1996     1997     1998      1999     2000      2001     2002

Best Quarter:
Quarter ending     June 30, 1995        6.13%
Worst Quarter:
Quarter ending     March 31, 1996      (1.63)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                   Since
AS OF 12/31/02                                                                    Date     One Year    Five Years    Inception
Core Bond Fund(1)
 Class Y (return before taxes)                                                  2/4/94        8.31%         6.61%         6.60%
 Class Y (return after taxes on distributions)                                                6.26%         4.23%         4.11%
 Class Y (return after taxes on distributions and sale of fund shares)                        5.05%         4.09%         4.02%
Lehman Aggregate Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                         10.25%         7.55%         7.46%

(1)Effective 1/31/03, the fund changed its name from Fixed Income Fund to Core Bond Fund.


(2)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset-Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto and home equity loans. The since inception performance of the index is calculated from 2/28/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                  0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                   0.28%
 Total Annual Fund Operating Expenses                             0.78%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                         (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                     0.70%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                   $ 80
   3 years                                                                  $249
   5 years                                                                  $433
  10 years                                                                  $966


                                      4 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
CORPORATE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Corporate Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations. The fund may also invest in:

o  U.S. dollar-denominated debt obligations of foreign governments.

o securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

o  mortgage- and asset-backed securities.


Fund managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.


The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's total assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK.Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK.The fund's income could decline due to falling market interest rates.

CREDIT RISK.An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK.During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

--------------------------------------------------------------------------------
RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES.Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

FOREIGN SECURITY RISK.Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF HIGH-YIELD SECURITIES.A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF SECURITIES LENDING.To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS.The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      5 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
CORPORATE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                      6 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
CORPORATE BOND FUND continued

--------------------------------------------------------------------------------

FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

7.28%     5.89%
--------------------
2001      2002

Best Quarter:
Quarter ending     March 31, 2001       4.19%
Worst Quarter:
Quarter ending     March 31, 2002      (0.19)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
Corporate Bond Fund
 Class Y (return before taxes)                                                  2/1/00        5.89%        7.56%
 Class Y (return after taxes on distributions)                                                3.46%        4.23%
 Class Y (return after taxes on distributions and sale of fund shares)                        3.55%        4.39%
Merrill Lynch BBB-A U.S. Corporate Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          9.61%       10.11%
Lehman U.S. Credit Index(2)
(reflects no deduction for fees, expenses, or taxes)                                         10.53%       10.54%

(1)An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and S&P ratings. Issues below $150 million and Rule 144a securities are excluded from the index. Previously, the fund used the Lehman U.S. Credit Index as a benchmark. Going forward, the fund will use the Merrill Lynch BBB-A U.S. Corporate Index as a comparison, because its composition better matches the fund's investment objective and strategies. The since inception performance of the indices is calculated from 1/31/00.

(2)An unmanaged index of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity. The since inception performance of the indices is calculated from 1/31/00.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                  0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                   0.32%
 Total Annual Fund Operating Expenses                             1.02%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                         (0.27)%
 NET EXPENSES (AFTER WAIVERS)                                     0.75%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  104
   3 years                                                                $  325
   5 years                                                                $  563
  10 years                                                                $1,248


                                      7 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
HIGH INCOME BOND FUND


--------------------------------------------------------------------------------
OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.


Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES.The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

CREDIT RISK.An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.


INTEREST RATE RISK.Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK.The fund's income could decline due to falling market interest rates.

CALL RISK.During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


LIQUIDITY AND PRICING RISK.High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services - Buying and Selling Shares, Calculating Your Share Price."


FOREIGN SECURITY RISK.Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING.To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS.The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                                      8 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
HIGH INCOME BOND FUND continued

--------------------------------------------------------------------------------

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class Y shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


-0.96%
---------
2002


Best Quarter:
Quarter ending   December 31, 2002      6.86%
Worst Quarter:
Quarter ending   September 30, 2002    (4.71)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                           Since
AS OF 12/31/02(1)                                                                 Date        One Year       Inception
High Income Bond Fund
 Class Y (return before taxes)                                                 8/30/01         (0.96)%         (4.81)%
 Class Y (return after taxes on distributions)                                                 (3.82)%         (7.69)%
 Class Y (return after taxes on distributions and sale of fund shares)                         (0.61)%         (5.22)%
Lehman Corporate High Yield Index(2)
(reflects no deduction for fees, expenses, or taxes)                                           (1.41)%         (2.05)%

(1)On 1/31/03, the fund changed its name from Strategic Income Fund to High Income Bond Fund. On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

(2)An unmanaged index that covers the universe of fixed-rate, dollar denominated, below-investment grade debt with at least one year to final maturity. Pay-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The since inception performance of the index is calculated from 8/31/01.


                                      9 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
HIGH INCOME BOND FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                  0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                   0.57%
 Total Annual Fund Operating Expenses                             1.27%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                         (0.45)%
 NET EXPENSES (AFTER WAIVERS)                                     0.82%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  129
   3 years                                                                $  403
   5 years                                                                $  697
  10 years                                                                $1,534


                                     10 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
INTERMEDIATE GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Government Bond Fund's objective is to provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Intermediate Government Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund also may enter into repurchase agreements and options and futures transactions that generate interest that is excluded from state taxable income. For example, the fund may invest in U.S. Treasury obligations and in obligations issued or guaranteed by the following:


o  Farm Credit System Financial Assistance Corporation;

o  Federal Home Loan Banks System;

o  Student Loan Marketing Association; and

o  Tennessee Valley Authority.

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund's investments in Treasury, agency, and instrumentality securities may include zero coupon securities, adjustable rate securities, and U.S. Treasury inflation indexed securities. The fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions, the fund attempts to maintain an effective duration between 2.5 and 7 years and a weighted average effective maturity between 3 and 10 years.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK.Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK.The fund's income could decline due to falling market interest rates.

CREDIT RISK.An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK.During periods of falling interest rates, a bond issue may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF DOLLAR ROLL TRANSACTIONS.The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF DERIVATIVE INSTRUMENTS.The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

RISKS OF SECURITIES LENDING.To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.
--------------------------------------------------------------------------------
FUND PERFORMANCE


Because Intermediate Government Bond Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


                                     11 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
INTERMEDIATE GOVERNMENT BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS,
    WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                  0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses(2)                                                0.30%
 Total Annual Fund Operating Expenses                             0.80%


(1)THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.60%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

 WAIVER OF FUND EXPENSES                                        (0.20)%
 NET EXPENSES (AFTER WAIVERS)                                    0.60%


(2)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                   $ 82
   3 years                                                                  $255
   5 years                                                                  $444
  10 years                                                                  $990


                                     12 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
INTERMEDIATE TERM BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o  mortgage- and asset-backed securities.

o  corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK.Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK.The fund's income could decline due to falling market interest rates.

CREDIT RISK.An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK.During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES.Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

FOREIGN SECURITY RISK.Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS.The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING.To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS.The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.
--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                     13 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
INTERMEDIATE TERM BOND FUND CONTINUED

--------------------------------------------------------------------------------

FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


-2.09%   15.25%   4.06%   7.34%   7.91%   1.00%   10.18%   7.71%   8.08%
--------------------------------------------------------------------------------
1994     1995     1996    1997    1998    1999    2000     2001    2002


Best Quarter:
Quarter ending     June 30,1995         5.02%
Worst Quarter:
Quarter ending     March 31, 1994      (2.04)%


AVERAGE ANNUAL TOTAL RETURNS                                                Inception                                      Since
AS OF 12/31/02(1)                                                                Date      One Year     Five Years     Inception
Intermediate Term Bond Fund
 Class Y (return before taxes)                                                 1/5/93         8.08%          6.93%         6.73%
 Class Y (return after taxes on distributions)                                                6.04%          4.58%         4.35%
 Class Y (return after taxes on distributions and sale of fund shares)                        4.90%          4.37%         4.20%
Lehman Intermediate Gov't/Credit Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          9.84%          7.48%         6.93%


(1)On 9/24/01, the First American Intermediate Term Bond Fund merged with the Firstar Intermediate Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund.

(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities from one to 10 years. The since inception performance of the index is calculated from 1/31/93.

--------------------------------------------------------------------------------

FEES & EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                  0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                   0.27%
 Total Annual Fund Operating Expenses                             0.77%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                         (0.17)%
 NET EXPENSES (AFTER WAIVERS)                                     0.60%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.60%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                   $ 79
   3 years                                                                  $246
   5 years                                                                  $428
  10 years                                                                  $954


                                     14 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
SHORT TERM BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

o  mortgage- and asset-backed securities.

o  corporate debt obligations.

o U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

o  commercial paper.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK.Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK.The fund's income could decline due to falling market interest rates.

CREDIT RISK.An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK.During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES.Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."


FOREIGN SECURITY RISK.Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of political or social instability, or diplomatic developments that could adversely affect the securities.


RISKS OF SECURITIES LENDING.To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS.The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.
--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                     15 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
SHORT TERM BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


8.23%     5.60%     5.93%     6.08%     3.34%     8.31%     7.42%     6.05%
--------------------------------------------------------------------------------
1995      1996      1997      1998      1999      2000      2001      2002


Best Quarter:
Quarter ending   September 30, 2001     3.19%
Worst Quarter:
Quarter ending   December 31, 2001     (0.34)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                     Since
AS OF 12/31/02                                                                    Date     One Year     Five Years     Inception
Short Term Bond Fund
 Class Y (return before taxes)                                                  2/4/94        6.05%          6.23%         5.87%
 Class Y (return after taxes on distributions)                                                4.46%          4.02%         3.65%
 Class Y (return after taxes on distributions and sale of fund shares)                        3.68%          3.88%         3.58%
Lehman MF 1-3 Year Gov't/Credit Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          6.28%          6.64%         6.37%


(1)An unmanaged index of one to three year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 2/28/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                  0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                   0.29%
 Total Annual Fund Operating Expenses                             0.79%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                         (0.19)%
 NET EXPENSES (AFTER WAIVERS)                                     0.60%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.60%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                   $ 81
   3 years                                                                  $252
   5 years                                                                  $439
  10 years                                                                  $978


                                     16 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
U.S. GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------
OBJECTIVE


U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.


When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK.Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK.The fund's income could decline due to falling market interest rates.

CREDIT RISK.An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES.Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Risks."

RISKS OF SECURITIES LENDING.To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS.The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.
--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                                     17 Prospectus - First American Income Funds
                                                     Class Y Shares

FUND SUMMARIES
U.S. GOVERNMENT MORTGAGE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


9.10%   -2.44%   15.29%   3.32%   6.68%   6.75%   1.00%   9.83%   7.60%   8.55%
--------------------------------------------------------------------------------
1993     1994    1995     1996    1997    1998    1999    2000    2001    2002


Best Quarter:
Quarter ending     June 30, 1995        5.46%
Worst Quarter:
Quarter ending     March 31, 1994      (2.53)%


AVERAGE ANNUAL TOTAL RETURNS                                                Inception
AS OF 12/31/02(1)                                                                Date     One Year     Five Years     Ten Years
U.S. Government Mortgage Fund
 Class Y (return before taxes)                                                 2/1/91        8.55%          6.70%         6.46%
 Class Y (return after taxes on distributions)                                               6.26%          4.37%         3.97%
 Class Y (return after taxes on distributions and sale of fund shares)                       5.39%          4.22%         3.92%
Lehman MBS Index(2)
(reflects no deduction for fees, expenses, or taxes)                                         8.75%          7.34%         7.28%

(1)Effective 1/31/03, the fund changed its name from U.S. Government Securities Fund to U.S. Government Mortgage Fund. On 9/24/01, the fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2)An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of over 600,000 individual fixed rate mortgage back securities pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.


--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                  0.50%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses                                                   0.33%
 Total Annual Fund Operating Expenses                             0.83%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                         (0.13)%
 NET EXPENSES (AFTER WAIVERS)                                     0.70%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $   85
   3 years                                                                $  265
   5 years                                                                $  460
  10 years                                                                $1,025


                                     18 Prospectus - First American Income Funds
                                                     Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------

MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class Y shares. Class A, Class B, Class C, and Class S shares are available through separate prospectuses. Class A, Class B, Class C and Class S shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund, Class A and Class S shares of Intermediate Term Bond Fund and Short Term Bond Fund, and Class A shares of Intermediate Government Bond Fund are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

CLASS A SHARES.Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.


CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
           INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your

                                     19 Prospectus - First American Income Funds
                                                     Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED


redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Buying and Selling Shares, Redemption In Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                                     20 Prospectus - First American Income Funds
                                                     Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                                     21 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.(1)


                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
                                                                  --------------
CORE BOND FUND                                                             0.42%
CORPORATE BOND FUND                                                        0.43%
HIGH INCOME BOND FUND                                                      0.30%
INTERMEDIATE GOVERNMENT BOND FUND(1)                                       0.50%
INTERMEDIATE TERM BOND FUND                                                0.33%
SHORT TERM BOND FUND                                                       0.31%
U.S. GOVERNMENT MORTGAGE FUND                                              0.37%

(1)Intermediate Government Bond Fund has been advised by U.S. Bancorp Asset Management since it commenced operations in October 2002. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.


DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall

Minneapolis, MN 55402


DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.


                                     22 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

INVESTMENT APPROACH. For funds other than Corporate Bond Fund, fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of the portfolios of Corporate Bond Fund and High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields


                                     23 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


LIQUIDITY RISK. Corporate Bond Fund and High Income Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.


U.S. Government Mortgage Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Each of the other funds other than Corporate Bond Fund and High Income Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

FOREIGN SECURITY RISK. Up to 15% of each fund's total assets (other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund) may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.


EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will

                                     24 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

--------------------------------------------------------------------------------

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.


                                     25 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class Y shares of First American High Yield Bond Fund were exchanged for Class Y shares of High Income Bond Fund.


The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Institutional Class shares. The assets of Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Intermediate Bond Fund were exchanged for Class Y shares of Intermediate Term Bond Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.


The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Institutional Class shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar U.S. Government Securities Fund were exchanged for Class Y shares of U.S. Government Mortgage Fund.

The information for Core Bond Fund and Short Term Bond Fund for the fiscal years ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, Corporate Bond Fund for the fiscal periods ended September 30, 2002, September 30, 2001, and September 30, 2000, and High Income Bond Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for Core Bond Fund and Short Term Bond Fund for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.

The information for Intermediate Term Bond Fund and U.S. Government Mortgage Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

--------------------------------------------------------------------------------

CORE BOND FUND(1)

                                                                                    Fiscal year ended September 30,
                                                                     2002          2001(2)       2000          1999         1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $    11.37    $    10.69    $    10.65    $    11.69    $   10.96
                                                                 ----------    ----------    ----------    ----------    ---------
Investment Operations:
 Net Investment Income                                                 0.58          0.63          0.63          0.61         0.60
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       0.08          0.70          0.04         (0.89)        0.74
                                                                 ----------    ----------    ----------    ----------    ---------
 Total From Investment Operations                                      0.66          1.33          0.67         (0.28)        1.34
                                                                 ----------    ----------    ----------    ----------    ---------
Less Distributions:
 Dividends (from net investment income)                               (0.58)        (0.65)        (0.63)        (0.61)        (0.60)
 Distributions (from capital gains)                                       -             -             -         (0.15)        (0.01)
                                                                 ----------    ----------    ----------    ----------    ----------
 Total Distributions                                                  (0.58)        (0.65)        (0.63)        (0.76)        (0.61)
                                                                 ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                   $    11.45     $   11.37    $    10.69    $    10.65     $   11.69
                                                                 ==========    ==========    ==========    ==========    ==========
Total Return(3)                                                        6.04%        12.76%        6.59%        (2.44)%        12.66%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $1,204,555    $1,368,812    $1,299,941    $1,239,900    $1,210,661
Ratio of Expenses to Average Net Assets                                0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of Net Income to Average Net Assets                              5.18%         5.76%         6.03%         5.57%         5.35%
Ratio of Expenses to Average Net Assets (excluding waivers)            0.78%         0.88%         0.89%         0.89%         0.86%
Ratio of Net Income to Average Net Assets (excluding waivers)          5.10%         5.58%         5.84%         5.38%         5.19%
Portfolio Turnover Rate                                                 115%           81%           54%           90%          147%

(1)Effective January 31, 2003, the fund changed its name from Fixed Income Fund to Core Bond Fund.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                     26 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
CORPORATE BOND FUND


                                                                       Fiscal period ended September 30,
                                                                      2002          2001(1)        2000(2)
                                                                  ------------   ------------   ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $  10.00       $  10.03      $  10.00
                                                                    --------       --------      --------
Investment Operations:
 Net Investment Income                                                  0.59           0.75          0.49
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       (0.39)          0.33          0.02
                                                                    --------       --------      --------
 Total From Investment Operations                                       0.20           1.08          0.51
                                                                    --------       --------      --------
Less Distributions:
 Dividends (from net investment income)                                (0.60)         (0.75)        (0.48)
 Distributions (from capital gains)                                    (0.01)         (0.36)            -
                                                                    --------       --------      ---------
 Total Distributions                                                   (0.61)         (1.11)        (0.48)
                                                                    --------       --------      ---------
Net Asset Value, End of Period                                      $   9.59       $  10.00      $  10.03
                                                                    ========       ========      =========
Total Return(3)                                                         2.08%         11.09%         5.32%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $204,801       $185,392      $ 89,990
Ratio of Expenses to Average Net Assets                                 0.75%          0.51%         0.48%
Ratio of Net Income to Average Net Assets                               6.03%          7.26%         7.75%
Ratio of Expenses to Average Net Assets (excluding waivers)             1.02%          0.95%         0.99%
Ratio of Net Income to Average Net Assets (excluding waivers)           5.76%          6.82%         7.24%
Portfolio Turnover Rate                                                  117%           187%          124%


(1)Per share data calculated using average shares outstanding method.


(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



HIGH INCOME BOND FUND(1)

                                                                  Fiscal period ended September
                                                                              30,
                                                                       2002         2001(2,3)
                                                                  -------------   ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $   9.31        $  10.00
                                                                    --------        --------
Investment Operations:
 Net Investment Income                                                  0.75            0.05
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       (1.29)          (0.70)
                                                                    --------        --------
 Total From Investment Operations                                      (0.54)          (0.65)
                                                                    --------        --------
Less Distributions:
 Dividends (from net investment income)                                (0.72)          (0.04)
 Distributions (from capital gains)                                        -               -
 Distributions (return of capital)                                     (0.07)              -
                                                                    --------        --------
 Total Distributions                                                   (0.79)          (0.04)
                                                                    --------        --------
Net Asset Value, End of Period                                      $   7.98        $   9.31
                                                                    ========        ========
Total Return(4)                                                        (6.33)%         (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $ 21,157        $  8,308
Ratio of Expenses to Average Net Assets                                 0.82%           0.96%
Ratio of Net Income to Average Net Assets                               8.19%           6.06%
Ratio of Expenses to Average Net Assets (excluding waivers)             1.27%           1.23%
Ratio of Net Income to Average Net Assets (excluding waivers)           7.74%           5.79%
Portfolio Turnover Rate                                                   86%             53%

(1)Effective January 31, 2003, the fund changed its name from Strategic Income Fund to High Income Bond Fund.

(2)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     27 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND



                                                Fiscal year    Fiscal period
                                                  ended           ended
                                               September 30,   September 30,
                                                   2002          2001(1,2)                 Fiscal year ended October 31,
                                                 ---------       --------          2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $   10.23       $   9.68        $   9.66     $  10.04     $   9.86     $   9.74
                                                 ---------       --------        --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                0.52           0.56           0.60         0.56         0.56         0.57
 Net Gains (Losses) on Investments
  (both realized and unrealized)                      0.10           0.54           0.02         (0.37)       0.18         0.12
                                                 --------       ---------        --------     --------     --------     --------
 Total From Investment Operations                     0.62           1.10           0.62         0.19         0.74         0.69
                                                 ---------      ---------        --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)              (0.52)         (0.53)          (0.60)       (0.56)       (0.56)       (0.57)
 Distributions (from capital gains)                      -          (0.02)              -        (0.01)           -            -
 Distributions (return of capital)                   (0.01)             -               -            -            -            -
                                                 --------       ---------        --------     --------     --------     --------
 Total Distributions                                 (0.53)         (0.55)          (0.60)       (0.57)       (0.56)       (0.57)
                                                 --------       --------         --------     --------     --------     --------
Net Asset Value, End of Period                   $   10.32      $   10.23        $   9.68     $   9.66     $  10.04     $   9.86
                                                 =========      =========        ========     ========     ========     ========
Total Return(3)                                       6.29%         11.61%           6.67%        1.91%        7.83%        7.36%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $ 978,406      $ 878,695        $408,708     $284,047     $291,289     $254,521
Ratio of Expenses to Average Net Assets               0.60%          0.60%           0.57%        0.56%        0.50%
Ratio of Net Income to Average Net Assets             5.11%          5.83%           6.33%        5.71%        5.75%        5.96%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  0.77%          0.70%           0.70%        0.70%        0.71%        0.73%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                  4.94%          5.73%           6.20%        5.57%        5.54%        5.73%
Portfolio Turnover Rate(2)                              40%            30%             18%          64%          27%          41%

(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
SHORT TERM BOND FUND


                                                                                  Fiscal year ended September 30,
                                                                    2002        2001(1)         2000          1999          1998
                                                                 ---------     ---------     ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $   10.27     $    9.91     $    9.87     $   10.04     $    9.94
                                                                 ---------     ---------     ---------     ---------     ---------
Investment Operations:
 Net Investment Income                                                0.43          0.63          0.59          0.52          0.53
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      0.05          0.39          0.01         (0.17)         0.10
                                                                 ---------     ---------     ---------     ---------     ---------
 Total From Investment Operations                                     0.48          1.02          0.60          0.35          0.63
                                                                 ---------     ---------     ---------     ---------     ---------
Less Distributions:
 Dividends (from net investment income)                              (0.44)        (0.66)        (0.56)        (0.52)        (0.53)
 Distributions (from capital gains)                                      -             -             -             -             -
 Distributions (return of capital)                                   (0.01)            -             -             -             -
                                                                 ---------     ---------     ---------     ---------     ---------
 Total Distributions                                                 (0.45)        (0.66)        (0.56)        (0.52)        (0.53)
                                                                 ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period                                   $   10.30     $   10.27     $    9.91     $    9.87     $   10.04
                                                                 =========     =========     =========     =========     =========
Total Return(2)                                                       4.85%        10.64%         6.29%         3.53%         6.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $ 484,583     $ 277,244     $  92,092     $ 119,522     $ 173,136
Ratio of Expenses to Average Net Assets                               0.60%         0.46%         0.51%         0.60%         0.60%
Ratio of Net Income to Average Net Assets                             4.18%         6.24%         5.94%         5.15%         5.33%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.79%         1.02%         0.98%         0.87%         0.87%
Ratio of Net Income to Average Net Assets (excluding waivers)         3.99%         5.68%         5.47%         4.88%         5.06%
Portfolio Turnover Rate                                                 59%           69%           95%           65%          112%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     28 Prospectus - First American Income Funds
                                                     Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

-----------------------------

U.S. GOVERNMENT MORTGAGE FUND(1)




                                          Fiscal year       Fiscal period      Fiscal period
                                             ended             ended             ended
                                          September 30,     September 30,       October 31,   Fiscal year ended November 30,
                                              2002            2001(2,3)           2000(4)      1999        1998        1997
                                          -----------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $  11.01          $  10.44           $  10.34    $  10.74    $  10.62    $  10.67
                                            --------          --------           --------    --------    --------    --------
Investment Operations:
 Net Investment Income                          0.53              0.53               0.55        0.58        0.60        0.61
 Net Gains (Losses) on Investments
  (both realized and unrealized)                0.19              0.60               0.08       (0.41)       0.12       (0.05)
                                            --------          --------           --------    --------    --------    --------
 Total From Investment Operations               0.72          1.13               0.63        0.17        0.72            0.56
                                            --------          --------           --------    --------    --------    ---------
Less Distributions:
 Dividends (from net investment income)        (0.57)            (0.56)             (0.53)      (0.57)      (0.60)      (0.61)
 Distributions (from capital gains)                -                 -                  -           -           -           -
                                            --------          --------           --------    --------    --------    --------
 Total Distributions                           (0.57)            (0.56)             (0.53)      (0.57)      (0.60)      (0.61)
                                            --------          --------           --------    --------    --------    --------
Net Asset Value, End of Period              $  11.16          $  11.01           $  10.44    $  10.34    $  10.74    $  10.62
                                            ========          ========           ========    ========    ========    ========
Total Return(5)                                 6.79%            11.14%              6.34%       1.67%       6.98%       5.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $181,046          $183,883           $ 53,896    $ 72,483    $ 93,683    $ 72,753
Ratio of Expenses to Average Net Assets         0.70%             0.71%              0.74%       0.68%        0.67%      0.67%
Ratio of Net Income to Average Net Assets       4.84%             5.37%              5.66%       5.45%        5.64%      5.84%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            0.83%             0.85%              1.15%       1.09%        1.07%      1.07%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                            4.71%             5.23%              5.25%       5.04%        5.24%      5.44%
Portfolio Turnover Rate                          197%               22%                23%         26%          55%       100%

(1)Effective January 31, 2003, the fund changed its name from U.S. Government Securities Fund to U.S. Government Mortgage Fund.

(2)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Per share data calculated using average shares outstanding method.

(4)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                     29 Prospectus - First American Income Funds
                                                     Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.
--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).
--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROBONDY  1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)



                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS AND
                                                           STOCK FUNDS

                              STOCK FUNDS &
                               INCOME FUNDS
                                CLASS A, CLASS B, AND CLASS C SHARES


                                           LARGE CAP GROWTH FUND*
                                           MID CAP GROWTH FUND*
                                           SMALL CAP GROWTH FUND*
                                           HEALTH SCIENCES FUND*
                                           EMERGING MARKETS FUND*
                                           BOND IMMDEX(TM) FUND*
                                           HIGH YIELD BOND FUND*

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO PROPOSED
 FUND MERGERS.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS



FUND SUMMARIES


--------------------------------------------------------------------------------

  Large Cap Growth Fund                                                        4
--------------------------------------------------------------------------------
  Mid Cap Growth Fund                                                          7
--------------------------------------------------------------------------------
  Small Cap Growth Fund                                                       10
--------------------------------------------------------------------------------
  Health Sciences Fund                                                        13
--------------------------------------------------------------------------------
  Emerging Markets Fund                                                       16
--------------------------------------------------------------------------------
  Bond IMMDEX(TM) Fund                                                        19
--------------------------------------------------------------------------------
  High Yield Bond Fund                                                        22
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                               25
--------------------------------------------------------------------------------
  Selling Shares                                                              29
--------------------------------------------------------------------------------
  Managing Your Investment                                                    31
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  32
--------------------------------------------------------------------------------
  More About The Funds                                                        34
--------------------------------------------------------------------------------
  Financial Highlights                                                        38
--------------------------------------------------------------------------------


FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
*THE BOARD OF DIRECTORS OF FIRST AMERICAN INVESTMENT FUNDS, INC. HAS RECOMMENDED THAT THE FUNDS LISTED BELOW MERGE INTO THE RESPECTIVE ACQUIRING FIRST AMERICAN FUND. THE MERGERS MUST BE APPROVED BY THE SHAREHOLDERS OF LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, HEALTH SCIENCES FUND, EMERGING MARKETS FUND, BOND IMMDEX FUND, AND HIGH YIELD BOND FUND. A SHAREHOLDER MEETING FOR SHAREHOLDERS TO CONSIDER THE MERGER IS SCHEDULED FOR MARCH 2003:

FUNDS (PROPOSED FOR MERGER)         ACQUIRING FIRST AMERICAN FUNDS
---------------------------         ------------------------------------
  Large Cap Growth Fund       -->   Large Cap Growth Opportunities Fund
  Mid Cap Growth Fund         -->   Mid Cap Growth Opportunities Fund
  Small Cap Growth Fund       -->   Small Cap Select Fund
  Health Sciences Fund        -->   Large Cap Growth Opportunities Fund
  Emerging Markets Fund       -->   International Fund
  Bond IMMDEX Fund            -->   Core Bond Fund
  High Yield Bond Fund        -->   High Income Bond Fund

PENDING SHAREHOLDER CONSIDERATION OF THE PROPOSED MERGER TRANSACTIONS, LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, HEALTH SCIENCES FUND, EMERGING MARKETS FUND, AND BOND IMMDEX FUND ARE CLOSED TO NEW INVESTORS.

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of certain First American Stock and Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                        1 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of September 2002, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Large Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class B shares has varied from year to year. The performance of Class A and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class B shares, the table includes returns both before and after taxes. For Class A and Class C shares, the table only includes returns before taxes. After-tax returns for Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                        2 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
Fund Performance (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class B)(1)

[BAR CHART]


27.37%    23.35%    25.28%    28.05%    25.42%    -12.15%    -24.66%    -31.57%
--------------------------------------------------------------------------------
1995      1996      1997      1998      1999       2000       2001       2002


Best Quarter:
Quarter ending   December 31, 1998     23.49%
Worst Quarter:
Quarter ending   March 31, 2001       (20.15)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception
AS OF 12/31/02(1)                                                               Date       One Year   Five Years
Large Cap Growth Fund
 Class A (return before taxes)                                             3/31/00        (34.81)%          N/A
 Class B (return before taxes)                                            12/12/94        (34.99)%      (6.52)%
 Class B (return after taxes on distributions)                                            (34.99)%      (6.81)%
 Class B (return after taxes on distributions and sale of fund shares)                    (21.48)%      (5.02)%
 Class C (return before taxes)                                             9/24/01        (32.88)%          N/A
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (27.88)%      (3.84)%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                  Since        Since        Since
AVERAGE ANNUAL TOTAL RETURNS                                                  Inception    Inception    Inception
AS OF 12/31/02(1)                                                             (Class A)    (Class B)    (Class C)
Large Cap Growth Fund
 Class A (return before taxes)                                                (27.47)%          N/A           N/A
 Class B (return before taxes)                                                     N/A         5.01%          N/A
 Class B (return after taxes on distributions)                                     N/A         3.68%          N/A
 Class B (return after taxes on distributions and sale of fund shares)             N/A         3.61%          N/A
 Class C (return before taxes)                                                     N/A           N/A      (18.21)%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                          (27.33)%        7.72%       (13.82)%


(1)On 5/17/02, Capital Growth Fund merged into Large Cap Growth Fund. Each a series of First American Investment Funds, Inc. Performance presented prior to 5/17/02 represents that of Capital Growth Fund. On 9/24/01, the Capital Growth Fund became the successor by merger to the Firstar Large Cap Growth Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Growth Fund. The Firstar Large Cap Growth Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.


(2)An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 3/31/00, 12/31/94 and 9/30/01, respectively.


                        3 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)         CLASS A         CLASS B     CLASS C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                          5.50%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                    5.50%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                        $    50         $    50     $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------
 Management Fees                                                     0.65%           0.65%       0.65%
 Distribution and Service (12b-1) Fees                               0.25%           1.00%       1.00%
 Other Expenses                                                      0.36%           0.36%       0.36%
 Total Annual Fund Operating Expenses                                1.26%           2.01%       2.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                            (0.11)%         (0.11)%     (0.11)%
 NET EXPENSES (AFTER WAIVERS)                                        1.15%           1.90%       1.90%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%, 1.90%, AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  671                  $  704                   $  204                  $  402                  $  302
   3 years      $  928                  $1,030                   $  630                  $  724                  $  724
   5 years      $1,204                  $1,283                   $1,083                  $1,172                  $1,172
  10 years      $1,989                  $2,142                   $2,142                  $2,414                  $2,414


                        4 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $163 million to $11.4 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                        5 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)

[BAR CHART]


18.46%  -4.90%  39.35%  11.84%  23.40%  10.58%  54.59%  3.51%  -29.25%  -31.23%
-------------------------------------------------------------------------------
1993     1994   1995    1996    1997    1998    1999    2000    2001     2002


Best Quarter:
Quarter ending   December 31, 1999      47.75%
Worst Quarter:
Quarter ending   September 30, 2001    (28.64)%


                                                                                                                 Since      Since
AVERAGE ANNUAL TOTAL RETURNS                                          Inception        One     Five     Ten  Inception  Inception
AS OF 12/31/02(1,2)                                                        Date       Year    Years   Years  (Class B)  (Class C)
Mid Cap Growth Fund
 Class A (return before taxes)                                          4/23/90   (35.04)%  (4.04)%   5.83%        N/A        N/A
 Class A (return after taxes on distributions)                                    (35.04)%  (8.12)%   2.85%        N/A        N/A
 Class A (return after taxes on distributions and sale of fund shares)            (21.52)%  (2.73)%   5.02%        N/A        N/A
 Class B (return before taxes)                                           8/7/98   (35.26)%      N/A     N/A    (4.97)%        N/A
 Class C (return before taxes)                                           2/1/99   (33.26)%      N/A     N/A        N/A    (7.42)%
Russell Midcap Growth Index(3)
(reflects no deduction for fees, expenses, or taxes)                              (27.41)%  (1.82)%   6.71%      1.20%    (7.04)%


(1)Mid Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(2)On 8/7/98, the Mid Cap Growth Fund became the successor by merger to the Piper Emerging Growth Fund, a series of Piper Funds Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 8/7/98 represents that of the Piper Emerging Growth Fund.


(3)An unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 8/31/98 and 1/31/99 for Class B and Class C shares, respectively.


                        6 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
MID CAP GROWTH FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)         CLASS A         CLASS B     CLASS C
------------------------------------------------------------   ---------------   ---------   ----------
MAXIMUM SALES CHARGE (LOAD)                                          5.50%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                    5.50%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                        $    50         $    50     $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

------------------------------------------------------------------------------------------------------
 Management Fees                                                     0.70%           0.70%       0.70%
 Distribution and Service (12b-1) Fees                               0.25%           1.00%       1.00%
 Other Expenses                                                      0.37%           0.37%       0.37%
 Total Annual Fund Operating Expenses                                1.32%           2.07%       2.07%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                            (0.12)%         (0.12)%     (0.12)%
 NET EXPENSES (AFTER WAIVERS)                                        1.20%           1.95%       1.95%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.20%, 1.95%, AND 1.95%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  677                  $  710                   $  210                  $  408                  $  308
   3 years      $  945                  $1,049                   $  649                  $  742                  $  742
   5 years      $1,234                  $1,314                   $1,114                  $1,202                  $1,202
  10 years      $2,053                  $2,205                   $2,205                  $2,476                  $2,476


                        7 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                        8 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND continued

--------------------------------------------------------------------------------
Fund Performance (CONTINUED)



--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)


[BAR CHART]

10.98%  -2.44%  20.20%  11.68%  29.23%  7.73%  66.76%  -5.97%  -20.60%  -31.21%
--------------------------------------------------------------------------------
1993     1994   1995    1996    1997    1998   1999     2000    2001     2002

Best Quarter:
Quarter ending   December 31, 1999      51.34%
Worst Quarter:
Quarter ending   September 30, 2001    (29.06)%


                                                                                                                 Since      Since
AVERAGE ANNUAL TOTAL RETURNS                                          Inception        One     Five     Ten  Inception  Inception
AS OF 12/31/02 (1,2)                                                       Date       Year    Years   Years  (Class B)  (Class C)
Small Cap Growth Fund
 Class A (return before taxes)                                          3/16/87   (35.01)%  (2.70)%   5.06%        N/A        N/A
 Class A (return after taxes on distributions)                                    (35.01)%  (5.04)%   2.42%        N/A        N/A
 Class A (return after taxes on distributions and sale of fund shares)            (21.50)%  (1.98)%   3.64%        N/A        N/A
 Class B (return before taxes)                                          7/31/98   (35.19)%      N/A     N/A    (2.96)%        N/A
 Class C (return before taxes)                                           2/1/99   (33.06)%      N/A     N/A        N/A    (5.25)%
Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses, or taxes)                              (30.26)%  (6.59)%   2.62%    (6.71)%    (9.64)%


(1)Small Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(2)On 7/31/98, the Small Cap Growth Fund became the successor by merger to the Piper Small Company Growth Fund, a series of Piper Funds Inc. Performance presented prior to 7/31/98 represents that of the Piper Small Company Growth Fund. On 9/21/96, shareholders approved a change in the fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change, the fund's investment policies were revised.


(3)An unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 7/31/98 and 1/31/99 for Class B and Class C shares, respectively.


                        9 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)         CLASS A         CLASS B     CLASS C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                          5.50%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                    5.50%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                        $    50         $    50     $    50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------
 Management Fees                                                     0.70%           0.70%       0.70%
 Distribution and Service (12b-1) Fees                               0.25%           1.00%       1.00%
 Other Expenses                                                      0.34%           0.34%       0.34%
 Total Annual Fund Operating Expenses                                1.29%           2.04%       2.04%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                            (0.06)%         (0.06)%     (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                        1.23%           1.98%       1.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%, 1.98%, AND 1.98%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  674                  $  707                   $  207                  $  405                  $  305
   3 years      $  936                  $1,040                   $  640                  $  733                  $  733
   5 years      $1,219                  $1,298                   $1,098                  $1,187                  $1,187
  10 years      $2,021                  $2,174                   $2,174                  $2,445                  $2,445


                       10 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Health Sciences Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Health Sciences Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which develop, produce, or distribute products or services connected with health care or medicine, and which derive at least 50% of their assets, revenues, or profits from these products or services at the time of investment.

Examples of products or services connected with health care or medicine include:

o  pharmaceuticals.

o  health care services and administration.

o  diagnostics.

o  medical equipment and supplies.

o  medical technology.

o  medical research and development.


The fund's advisor will invest in companies that it believes have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services; increasing demand for a company's products or services; established market leadership; or exceptional management. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies. The fund may also invest in real estate investment trusts (REITs) that finance medical care facilities. REITs are publicly traded corporations or trusts that acquire, hold, and manage real estate.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF THE HEALTH SCIENCES SECTOR. Because the fund invests primarily in stocks related to health care or medicine, it is particularly susceptible to risks associated with the health sciences industries. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services in these industries.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF DEVELOPMENT STAGE, SMALL- AND MID-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). REITs will be affected by changes in the values of and incomes from the properties they own or the credit quality of the mortgages they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

                       11 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
HEALTH SCIENCES FUND CONTINUED


RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]


16.14%     -6.94%     -1.32%     46.88%     -11.98%     -22.05%
--------------------------------------------------------------------------------
1997        1998       1999      2000        2001        2002


Best Quarter:
Quarter ending   June 30, 2000          20.06%
Worst Quarter:
Quarter ending   September 30, 1998    (22.34)%


                                                                                                           Since
                                                                                                       Inception      Since
AVERAGE ANNUAL TOTAL RETURNS                                          Inception        One     Five     (Class A   Inception
AS OF 12/31/02                                                             Date       Year    Years  and Class B)  (Class C)
Health Sciences Fund
 Class A (return before taxes)                                          1/31/96   (26.36)%  (2.65)%        0.15%        N/A
 Class A (return after taxes on distributions)                                    (26.36)%  (3.26)%       (0.90)%       N/A
 Class A (return after taxes on distributions and sale of fund shares)            (16.18)%  (2.14)%       (0.08)%       N/A
 Class B (return before taxes)                                          1/31/96   (26.58)%  (2.61)%        0.23%        N/A
 Class C (return before taxes)                                           2/1/00   (24.15)%      N/A           N/A   (3.36)%
Standard & Poor's Health Care Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                              (19.06)%   3.73%        (9.86)%   (3.46)%


(1)An unmanaged index comprised of health care stocks in the Standard & Poor's 500 Index (an unmanaged index of large capitalization stocks). The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/96, 1/31/96 and 1/31/00, respectively.

                       12 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
HEALTH SCIENCES FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)                         CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                          5.50%       5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                    5.50%(2)    0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                0.00%(3)    5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                                         $   50      $   50      $   50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------
 Management Fees                                                                     0.70%       0.70%       0.70%
 Distribution and Service (12b-1) Fees                                               0.25%       1.00%       1.00%
 Other Expenses                                                                      0.80%       0.80%       0.80%
 Total Annual Fund Operating Expenses                                                1.75%       2.50%       2.50%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                            (0.52)%     (0.52)%     (0.52)%
 NET EXPENSES (AFTER WAIVERS)                                                        1.23%       1.98%       1.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%, 1.98%, AND 1.98%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year     $  718                    $  753                   $  253                  $  451                  $  351
   3 years    $1,071                    $1,179                   $  779                  $  871                  $  871
   5 years    $1,447                    $1,531                   $1,331                  $1,417                  $1,417
  10 years    $2,499                    $2,648                   $2,648                  $2,907                  $2,907


                       13 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
EMERGING MARKETS FUND

--------------------------------------------------------------------------------
OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

o those that have an emerging stock market (as defined by the International Financial Corporation).

o  those with low- to middle-income economies (according to the World Bank).

o  those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

o its securities are principally traded in an emerging market (including Hong Kong and Singapore).

o it derives at least 50% of its revenue from goods produced, sales made, or services performed in emerging markets countries (including Hong Kong and Singapore).

o it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

o it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Emerging Markets Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       14 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
EMERGING MARKETS FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]

-18.10%  -21.77%  29.31%  -1.27%  -30.08%  60.16%  -22.89%  -11.05%  -6.50%
--------------------------------------------------------------------------------
 1994     1995    1996     1997    1998    1999     2000     2001     2002

Best Quarter:
Quarter ending   December 31, 1999     49.04%
Worst Quarter:
Quarter ending   March 31, 1995       (30.83)%


                                                                                                          Since     Since      Since
AVERAGE ANNUAL TOTAL RETURNS                                          Inception        One     Five   Inception  Inception Inception
AS OF 12/31/02 (1)                                                         Date       Year    Years   (Class A)  (Class B) (Class C)
Emerging Markets Fund
 Class A (return before taxes)                                          11/9/93   (11.61)%  (7.45)%     (5.20)%        N/A      N/A
 Class A (return after taxes on distributions)                                    (11.61)%  (7.45)%     (5.22)%        N/A      N/A
 Class A (return after taxes on distributions and sale of fund shares)             (7.13)%  (5.76)%     (3.97)%        N/A      N/A
 Class B (return before taxes)                                           8/7/98   (11.91)%      N/A         N/A    (3.82)%      N/A
 Class C (return before taxes)                                           2/1/00    (9.18)%      N/A         N/A        N/A  (14.69)%
Morgan Stanley Capital International
Emerging Markets Free Index(2)
(reflects no deduction for fees, expenses, or taxes)                               (6.00)%  (4.58)%     (2.98)%      6.79%  (14.51)%


(1)On 8/7/98, the Emerging Markets Fund became the successor by merger to the Piper Emerging Markets Growth Fund. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented from 6/21/96 to 8/7/98 is that of the Emerging Markets Growth Fund, a series of Piper Global Funds Inc. for which Edinburgh Fund Managers acted as sub-advisor. Performance presented prior to 6/21/96, is that of the Hercules Latin American Value Fund, a series of Hercules Funds, Inc. for which Banker's Trust Company acted as sub-advisor.

(2)An unmanaged index of securities from emerging markets that are open to foreign investors. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 11/30/93, 8/31/98 and 1/31/00, respectively.

                       15 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
EMERGING MARKETS FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)         CLASS A         CLASS B     CLASS C
-------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                          5.50%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                    5.50%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                         $   50          $   50      $   50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

-------------------------------------------------------------------------------------------------------
 Management Fees                                                     1.15%           1.15%       1.15%
 Distribution and Service (12b-1) Fees                               0.25%           1.00%       1.00%
 Other Expenses                                                      0.49%           0.49%       0.49%
 Total Annual Fund Operating Expenses                                1.89%           2.64%       2.64%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                            (0.19)%         (0.19)%     (0.19)%
 NET EXPENSES (AFTER WAIVERS)                                        1.70%           2.45%       2.45%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.70%, 2.45%, AND 2.45%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  731                  $  767                   $  267                  $  464                  $  364
   3 years      $1,111                  $1,220                   $  820                  $  912                  $  912
   5 years      $1,515                  $1,600                   $1,400                  $1,486                  $1,486
  10 years      $2,640                  $2,788                   $2,788                  $3,044                  $3,044


                       16 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND

--------------------------------------------------------------------------------
OBJECTIVE

Bond IMMDEX(TM) Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Bond IMMDEX(TM) Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in a combination of:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

o  corporate debt obligations.

o  debt obligations issued by foreign governments and other foreign issuers.

o  mortgage- and asset-backed securities.

The investment advisor attempts to make the fund's duration, return, and overall interest rate sensitivity comparable to that of the Lehman Brothers Government/Credit Bond Index. The Lehman Index is a good proxy for measuring the return and other characteristics of the fixed-rate debt market. However, the fund is not an index fund and may invest a substantial portion of its assets in securities not included in the index.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

During normal market conditions, the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities comparable to that of the Lehman Index. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Additional Risks of Income Funds."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISK OF UNDERPERFORMING THE INDEX. While the advisor believes purchasing securities which are not in the Lehman Index or not consistent with the "mix" of the Lehman Index provides the opportunity to achieve an enhanced gross return compared to the Lehman Index, the advisor may err in its choices of securities or portfolio mixes. Furthermore, because of the smaller number of issues held by the fund compared to the Lehman Index, material events affecting the fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the fund to a greater degree than such events will influence the Lehman Index.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       17 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]

2.79%    9.16%    8.94%    -1.64%    11.61%    6.66%    9.07%
--------------------------------------------------------------------------------
1996     1997     1998      1999     2000      2001     2002

Best Quarter:
Quarter ending     June 30, 1995        6.58%
Worst Quarter:
Quarter ending     March 31, 1996      (2.33)%


                                                                                                          Since      Since     Since
AVERAGE ANNUAL TOTAL RETURNS                                          Inception        One     Five   Inception  Inception Inception
AS OF 12/31/02 (1)                                                         Date       Year    Years   (Class A)  (Class B) (Class C)
Bond IMMDEX(TM) Fund
 Class A (return before taxes)                                           1/9/95      4.41%    5.91%       7.52%        N/A       N/A
 Class A (return after taxes on distributions)                                       2.24%    3.49%       5.03%        N/A       N/A
 Class A (return after taxes on distributions and sale
      of fund shares)                                                                2.64%    3.50%       4.80%        N/A       N/A
 Class B (return before taxes)                                           3/1/99      3.28%      N/A         N/A      5.61%       N/A
 Class C (return before taxes)                                          9/24/01      6.18%      N/A         N/A        N/A     4.30%
Lehman Gov't/Credit Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                11.04%    7.62%       8.50%      7.96%     8.79%


(1)On 9/24/01, the Bond IMMDEX(TM) Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Bond IMMDEX(TM) Fund.


(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities, in each case with maturities of not less than one year. The since inception performance of the index for Class A, Class B, and Class C shares is calculated from 1/31/95, 2/28/99, and 9/30/01, respectively.


                       18 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)                         CLASS A          CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                           4.25%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASE                                      4.25%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                 0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                          $    50         $    50     $    50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------
 Management Fees                                                                      0.30%           0.30%       0.30%
 Distribution and Service (12b-1) Fees                                                0.25%           1.00%       1.00%
 Other Expenses                                                                       0.28%           0.28%       0.28%
 Total Annual Fund Operating Expenses                                                 0.83%           1.58%       1.58%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                                             (0.10)%         (0.10)%     (0.10)%
 NET EXPENSES (AFTER WAIVERS)                                                         0.73%           1.48%       1.48%

THE ADVISOR DOES NOT INTEND TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR.


(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  506                   $  661                    $  161                   $  359                   $  259
   3 years      $  679                   $  899                    $  499                   $  594                   $  594
   5 years      $  866                   $1,060                    $  860                   $  952                   $  952
  10 years      $1,407                   $1,675                    $1,675                   $1,960                   $1,960


                       19 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as junk bonds). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.


INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


LIQUIDITY AND PRICING RISK. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services - Buying and Selling Shares, Calculating Your Share Price."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       20 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
HIGH YIELD BOND FUND continued

--------------------------------------------------------------------------------

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because Class A shares of the fund were first offered in 2001, only one calendar year of performance information is available. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

 ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


[BAR CHART]

-1.22%
-------
 2002


Best Quarter:
Quarter ending   December 31, 2002      6.93%
Worst Quarter:
Quarter ending   September 30, 2002    (4.90)%

AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                           Since
AS OF 12/31/02                                                                    Date        One Year       Inception
High Yield Bond Fund
 Class A (return before taxes)                                                 8/30/01         (5.45)%         (8.09)%
 Class A (return after taxes on distributions)                                                 (8.10)%        (10.82)%
 Class A (return after taxes on distributions and sale of fund shares)                         (3.36)%         (7.76)%
 Class B (return before taxes)                                                 8/30/01         (6.51)%         (8.87)%
 Class C (return before taxes)                                                 8/30/01         (3.89)%         (7.10)%
Lehman Corporate High Yield Index(1)
(reflects no deduction for fees, expenses, or taxes)                                           (1.41)%         (2.05)%



(1)An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment grade debt with at least one year to final maturity. Pay-in-kind bonds, Euro bonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The since inception performance of the index is calculated from 8/31/01.


                       21 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

FUND SUMMARIES
HIGH YIELD BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)                          CLASS A         CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                                           4.25%           5.00%       2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                                     4.25%(2)        0.00%       1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                                 0.00%(3)        5.00%       1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL MAINTENANCE FEE(4)                                                          $    50         $    50     $    50
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                      0.70%           0.70%       0.70%
 Distribution and Service (12b-1) Fees                                                0.25%           1.00%       1.00%
 Other Expenses                                                                       0.52%           0.58%       0.56%
 Total Annual Fund Operating Expenses                                                 1.47%           2.28%       2.26%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                                             (0.37)%         (0.48)%     (0.43)%
 NET EXPENSES (AFTER WAIVERS)                                                         1.10%           1.80%       1.83%



THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.00%, 1.75%, AND 1.75%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                        CLASS B                   CLASS B                  CLASS C                  CLASS C
                            assuming redemption    assuming no redemption      assuming redemption   assuming no redemption
               CLASS A    at end of each period     at end of each period    at end of each period    at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year       $  568                   $  731                    $  231                   $  427                   $  327
   3 years      $  870                   $1,112                    $  712                   $  799                   $  799
   5 years      $1,194                   $1,420                    $1,220                   $1,298                   $1,298
  10 years      $2,108                   $2,409                    $2,409                   $2,669                   $2,669


                       22 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class A, Class B, and Class C shares. Class S and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o a front-end sales charge determined by the amount of your purchase. See "Calculating Your Share Price - Class A Shares."

o annual shareholder servicing (12b-1) fees of 0.25%. See "Fund Summaries - Fees and Expenses."

o  reduced sales charges for larger purchases. See "Reducing Your Sales Charge."

CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See "Calculating Your Share Price - Class B Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o a front-end sales charge of 1.00%. See "Calculating Your Share Price - Class C Shares."

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase. See "Calculating Your Share Price - Class C Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

o orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

o orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

o orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.
   -----------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                            12b-1 fees are equal to:
----------------                               ---------------------------------
Class A shares                                 0.25% of average daily net assets
Class B shares                                 1% of average daily net assets
Class C shares                                 1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

                       23 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A and Class C shares, these fees are paid immediately. For Class B shares, these fees are paid beginning one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares - Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


Emerging Markets Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

LARGE CAP GROWTH FUND
MID CAP GROWTH FUND
SMALL CAP GROWTH FUND
HEALTH SCIENCES FUND
EMERGING MARKETS FUND

                                                Sales Charge             Maximum
                                                                     Reallowance
                                         As a%  of      As a%  of      as a%  of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than $50,000                            5.50%          5.82%          5.00%
$ 50,000 - $ 99,999                          4.50%          4.71%          4.00%
$100,000 - $249,999                          3.50%          3.63%          3.25%
$250,000 - $499,999                          2.50%          2.56%          2.25%
$500,000 - $999,999                          2.00%          2.04%          1.75%
$1 million and over                          0.00%          0.00%          0.00%
--------------------------------------------------------------------------------


BOND IMMDEX(TM) FUND HIGH YIELD BOND FUND


                                                Sales Charge             Maximum
                                                                     Reallowance
                                         As a%  of      As a%  of      as a%  of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than $50,000                            4.25%          4.44%          4.00%
$50,000 - $99,999                            4.00%          4.17%          3.75%
$100,000 - $249,999                          3.50%          3.63%          3.25%
$250,000 - $499,999                          2.50%          2.56%          2.25%
$500,000 - $999,999                          2.00%          2.04%          1.75%
$1 million and over                          0.00%          0.00%          0.00%
--------------------------------------------------------------------------------

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other

                       24 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.


--------------------------------------------------------------------------------
FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value
- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% (4.00% for High Yield Bond Fund) of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase of original                               CDSC as a%  of the
First American fund shares                                  value of your shares
---------------------------------                           --------------------
First                                                                         5%
Second                                                                        5%
Third                                                                         4%
Fourth                                                                        3%
Fifth                                                                         2%
Sixth                                                                         1%
Seventh                                                                       0%
Eighth                                                                        0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                       25 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


Even though your sales charge is only 1%, the funds' distributor pays a commission equal to an additional 1% of your purchase price to your investment professional or participating institution. Furthermore, the advisor may pay its affiliated broker-dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., an additional commission of up to 1% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES


You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. "Accepted" means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


o third-party checks, credit cards, credit card checks, and cash may not be accepted.


o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.
--------------------------------------------------------------------------------

INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

                       26 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Redemption In Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

o  name of the fund.

o  account number.

o  dollar amount or number of shares redeemed.

o  name on the account.

o  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the fund's records.

o  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

                       27 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

POLICIES & SERVICES
SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
ACCOUNTS WITH LOW BALANCES


If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

o  deduct a $50 annual account maintenance fee, or


o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares or Class S shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                       28 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.


STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, Bond IMMDEX Fund and High Yield Bond Fund expect that their distributions will consist primarily of ordinary income, and Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund expect that their distributions will consist primarily of capital gains.


TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


FOREIGN TAX CREDITS. Emerging Markets Fund may be required to pay withholding and other taxes imposed by foreign countries. If a fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                       29 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a%  of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
Large Cap Growth Fund                                                      0.53%
Mid Cap Growth Fund                                                        0.59%
Small Cap Growth Fund                                                      0.64%
Health Sciences Fund                                                       0.18%
Emerging Markets Fund                                                      0.96%
Bond IMMDEX(TM) Fund                                                       0.20%
High Yield Bond Fund                                                       0.30%

--------------------------------------------------------------------------------
DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR


U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

SUB-ADVISOR

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801
Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Marvin & Palmer has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2002, the sub-advisor managed a total of approximately $5.8 billion in investments.


DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


                       30 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MANAGEMENT CONTINUED


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT


Except for Emerging Markets Fund, each fund's investments are managed by a team of persons associated with U.S. Bancorp Asset Management. In the case of Emerging Markets Fund, the fund is managed by a team of persons associated with Marvin & Palmer Associates.


                       31 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.


INVESTMENT APPROACH, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.



EFFECTIVE MATURITY, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.



EFFECTIVE DURATION, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.


TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------

RISKS - ALL FUNDS


The main risks of investing in the funds are summarized in the "Fund Summary" section. More information about fund risks is presented below.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

--------------------------------------------------------------------------------

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that


                       32 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

FOREIGN SECURITY RISK. With the exception of Emerging Markets Fund, each fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Bond IMMDEX Fund may invest up to 15% and High Yield Bond Fund may invest up to 25% of total assets in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF INCOME FUNDS


The main risks of investing in the Bond IMMDEX Fund and High Yield Bond Fund are summarized in the "Fund Summaries" section. More information about fund risks is presented below.


INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of High Yield Bond Fund's portfolio may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.



LIQUIDITY RISK. High Yield Bond Fund is exposed to liquidity risk because of its investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade and, as such, it may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading may also lead to greater price volatility.



CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.


CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest

                       33 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

--------------------------------------------------------------------------------

ADDITIONAL RISKS OF STOCK FUNDS

The main risks of investing in Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund are summarized in the "Fund Summaries" section. More information about the fund risks is presented below.


MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.


RISKS OF THE HEALTH SCIENCES SECTOR. Health Sciences Fund invests in equity securities of companies which develop, produce, or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices, or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.


COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. Health Sciences Fund and Emerging Markets Fund may have significant investments in development stage and/or small-capitalization companies and Small Cap Growth Fund invests primarily in small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small-capitalization companies at the desired time and price.


--------------------------------------------------------------------------------

RISKS OF MID-CAP STOCKS. Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.



RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Mid Cap Growth, Small Cap Growth Fund and Health Sciences Fund may frequently invest in IPOs under certain market conditions. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). Health Sciences Fund may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITs indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you


                       34 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


will also indirectly bear similar expenses of some of the REITs in which the fund invests.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF EMERGING MARKETS

Emerging Markets Fund is subject to certain additional risks presented below.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect Emerging Market Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

FOREIGN TAX RISK. Emerging Markets Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EMERGING MARKETS. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners, and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


                       35 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class A, Class B, and Class C shares of the funds. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The financial highlights for the Large Cap Growth Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Growth Fund. The assets of the Firstar Fund were acquired by First American Capital Growth Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Large Cap Growth Fund were exchanged for Class A shares of the First American Capital Growth Fund, and Firstar Class B shares were exchanged for Class B shares of the First American Fund.

The financial highlights for the Mid Cap Growth Fund as set forth herein include the historical financial highlights of the Piper Emerging Growth Fund Class A shares. The assets of the Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund on August 7, 1998. In connection with such acquisition, Class A shares of the Piper Emerging Growth Fund were exchanged for Class A shares of the Mid Cap Growth Fund. On August 7, 1998, the fund's advisor changed from Piper Capital Management, Incorporated to U.S. Bank National Association.

The financial highlights for Emerging Markets Fund as set forth herein include the historical financial highlights of the Piper Emerging Markets Growth Fund Class A shares. The assets of the Piper Emerging Markets Growth Fund were acquired by Emerging Markets Fund on August 7, 1998. In connection with such acquisition, Class A shares of the Piper Emerging Markets Growth Fund were exchanged for Class A shares of the Emerging Markets Fund. On August 7, 1998, the Fund's advisor changed from Piper Capital Management Incorporated to U.S. Bank National Association.

The financial highlights for Bond IMMDEX(TM) Fund as set forth herein include the historical financial highlights of the Firstar Bond IMMDEX(TM) Fund Class A and Class B shares. The assets of the Firstar Bond IMMDEX(TM) Fund were acquired by Bond IMMDEX(TM) Fund on September 24, 2001. In connection with such acquisition, Class A and Class B shares of the Firstar Bond IMMDEX(TM) Fund were exchanged for Class A and Class B shares of Bond IMMDEX(TM) Fund, respectively.

The information for Large Cap Growth Fund and Bond IMMDEX(TM) Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

The information for Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund for the fiscal years ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, and High Yield Bond Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


                       36 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND



                                                                   Fiscal year          Fiscal period           Fiscal period
                                                                      ended                 ended                   ended
CLASS A SHARES                                                 September 30, 2002   September 30, 2001(1)   October 31, 2000(2,3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $   9.27              $  16.36                $  17.01
                                                                    --------              --------                --------
Investment Operations:
 Net Investment Income (Loss)                                          (0.01)                (0.05)                  (0.02)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       (2.50)                (6.59)                  (0.63)
                                                                    --------              --------                --------
 Total From Investment Operations                                      (2.51)                (6.64)                  (0.65)
                                                                    --------              --------                --------
Less Distributions:
 Dividends (from net investment income)                                    -                     -                       -
 Distributions (from capital gains)                                        -                 (0.45)                      -
                                                                    --------              --------                --------
 Total Distributions                                                       -                 (0.45)                      -
                                                                    --------              --------                --------
Net Asset Value, End of Period                                      $   6.76              $   9.27                $  16.36
                                                                    ========              ========                ========
Total Return(4)                                                       (27.08)%              (41.57)%                 (3.82)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $ 52,419              $  8,598                $  1,177
Ratio of Expenses to Average Net Assets                                 1.15%                 1.39%                   1.40%
Ratio of Net Income (Loss) to Average Net Assets                       (0.20)%               (0.55)%                 (0.75)%
Ratio of Expenses to Average Net Assets (excluding waivers)             1.26%                 1.56%                   1.49%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                   (0.31)%               (0.72)%                 (0.84)%
Portfolio Turnover Rate                                                   62%                   38%                     35%

(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Class A shares have been offered since March 31, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                        Fiscal year          Fiscal period
                                                           ended                 ended
CLASS B SHARES                                      September 30, 2002   September 30, 2001(1)
----------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                    $    8.90              $   15.81
                                                        ---------              ---------
Investment Operations:
 Net Investment Income (Loss)                               (0.02)                 (0.13)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                            (2.44)                 (6.33)
                                                        ---------              ---------
 Total From Investment Operations                           (2.46)                 (6.46)
                                                        ---------              ---------
Less Distributions:
 Dividends (from net investment income)                         -                      -
 Distributions (from capital gains)                             -                  (0.45)
                                                        ---------              ---------
 Total Distributions                                            -                  (0.45)
                                                        ---------              ---------
Net Asset Value, End of Period                          $    6.44              $    8.90
                                                        =========              =========
Total Return(3)                                            (27.64)%               (41.97)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                         $  36,546              $  46,103
Ratio of Expenses to Average Net Assets                      1.90%                  2.07%
Ratio of Net Income (Loss) to Average Net Assets            (1.00)%                (1.19)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                         2.01%                  2.19%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                        (1.11)%                (1.31)%
Portfolio Turnover Rate                                        62%                    38%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                       Fiscal period
                                                           ended            Fiscal year ended November 30,
CLASS B SHARES                                      October 31, 2000(2)     1999         1998         1997
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $  14.57        $   11.91    $   10.47    $   9.25
                                                         --------        ---------    ---------    --------
Investment Operations:
 Net Investment Income (Loss)                               (0.06)           (0.02)        0.01        0.12
 Net Gains (Losses) on Investments
  (both realized and unrealized)                             1.30             2.96         2.04        1.81
                                                         --------        ---------    ---------    --------
 Total From Investment Operations                            1.24             2.94         2.05        1.93
                                                         --------        ---------    ---------    --------
Less Distributions:
 Dividends (from net investment income)                         -            (0.01)       (0.02)      (0.09)
 Distributions (from capital gains)                             -            (0.27)       (0.59)      (0.62)
                                                         --------        ---------    ---------    --------
 Total Distributions                                            -            (0.28)       (0.61)      (0.71)
                                                         --------        ---------    ---------    --------
Net Asset Value, End of Period                           $  15.81        $   14.57    $   11.91    $  10.47
                                                         ========        =========    =========    ========
Total Return(3)                                              8.5%            25.26%       20.76%      22.65%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $100,689        $  90,468    $  66,478    $ 45,025
Ratio of Expenses to Average Net Assets                      1.38%            1.36%        1.34%       1.09%
Ratio of Net Income (Loss) to Average Net Assets            (0.40)%          (0.08)%       0.12%       0.86%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                         1.48%            1.52%        1.54%       1.29%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                        (0.50)%          (0.24)%      (0.08)%      0.66%
Portfolio Turnover Rate                                        35%              28%          48%         60%



(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       37 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

Large Cap Growth FUND (CONTINUED)


                                                                       Fiscal year            Fiscal period
                                                                          ended                   ended
CLASS C SHARES                                                     September 30, 2002     September 30, 2001(1)
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $   9.06                $  8.84
                                                                        --------                -------
Investment Operations:
 Net Investment Income (Loss)                                              (0.03)                      -
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (2.46)                  0.22
                                                                        --------                --------
 Total From Investment Operations                                          (2.49)                  0.22
                                                                        --------                --------
Less Distributions:
 Dividends (from net investment income)                                        -                       -
 Distributions (from capital gains)                                            -                       -
                                                                        --------                --------
 Total Distributions                                                           -                       -
                                                                        --------                --------
Net Asset Value, End of Period                                          $   6.57                $  9.06
                                                                        ========                ========
Total Return(2)                                                           (27.48)%                  2.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  9,652                $      -
Ratio of Expenses to Average Net Assets                                     1.90%                   0.00%
Ratio of Net Income to Average Net Assets                                  (0.91)%                  0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                 2.01%                   0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)              (1.02)%                  0.00%
Portfolio Turnover Rate                                                       62%                     38%



(1)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       38 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                    2002        2001(1)         2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $   5.63     $  18.88      $  12.87      $  11.80      $  15.25
                                                                --------     --------      --------      --------      --------
Investment Operations:
 Net Investment Loss                                               (0.12)       (0.04)        (0.12)        (0.07)        (0.09)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (1.16)       (6.36)         8.80          3.40         (1.80)
                                                                --------     --------      --------      --------      --------
 Total From Investment Operations                                  (1.28)       (6.40)         8.68          3.33         (1.89)
                                                                --------     --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                                -            -             -             -             -
 Distributions (from capital gains)                                    -        (6.85)        (2.67)        (2.26)        (1.56)
                                                                --------     --------      --------      --------      --------
 Total Distributions                                                   -        (6.85)        (2.67)        (2.26)        (1.56)
                                                                --------     --------      --------      --------      --------
Net Asset Value, End of Period                                  $   4.35     $   5.63      $  18.88      $  12.87      $  11.80
                                                                ========     ========      ========      ========      ========
Total Return(2)                                                   (22.74)%     (49.38)%       76.44%        31.69%       (13.05)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 58,896     $102,837      $264,570      $165,072      $188,763
Ratio of Expenses to Average Net Assets                             1.20%        1.15%         1.15%         1.14%         1.18%
Ratio of Net Loss to Average Net Assets                            (0.89)%      (0.40)%       (0.70)%       (0.48)%       (0.60)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.32%        1.19%         1.17%         1.19%         1.34%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.01)%      (0.44)%       (0.72)%       (0.53)%       (0.76)%
Portfolio Turnover Rate                                              266%         264%          217%           94%           39%

(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                                        Fiscal year ended September 30,
CLASS B SHARES                                                    2002        2001(1)       2000         1999
------------------------------------------------------------- ------------ ------------ ------------ ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $    5.41    $   18.51    $   12.75    $   11.78
                                                               ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Loss                                               (0.11)       (0.10)       (0.16)       (0.10)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (1.16)       (6.15)        8.59         3.33
                                                               ---------    ---------    ---------    ---------
 Total From Investment Operations                                  (1.27)       (6.25)        8.43         3.23
                                                               ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                                -            -            -            -
 Distributions (from capital gains)                                    -        (6.85)       (2.67)       (2.26)
                                                               ---------    ---------    ---------    ---------
 Total Distributions                                                   -        (6.85)       (2.67)       (2.26)
                                                               ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $    4.14    $    5.41    $   18.51    $   12.75
                                                               =========    =========    =========    =========
Total Return(3)                                                   (23.47)%     (49.65)%      75.14%       30.66%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $   2,578    $   3,518    $   4,812    $     360
Ratio of Expenses to Average Net Assets                             1.95%        1.90%        1.90%        1.89%
Ratio of Net Loss to Average Net Assets                            (1.64)%      (1.17)%      (1.45)%      (1.26)%
Ratio of Expenses to Average Net Assets (excluding waivers)         2.07%        1.94%        1.92%        1.98%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.76)%      (1.21)%      (1.47)%      (1.35)%
Portfolio Turnover Rate                                              266%         264%         217%          94%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                   Fiscal period
                                                                       ended
CLASS B SHARES                                                 September 30, 1998(2)
------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $   13.86
                                                                    ---------
Investment Operations:
 Net Investment Loss                                                    (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                        (2.07)
                                                                    ---------
 Total From Investment Operations                                       (2.08)
                                                                    ---------
Less Distributions:
 Dividends (from net investment income)                                     -
 Distributions (from capital gains)                                         -
                                                                    ---------
 Total Distributions                                                        -
                                                                    ---------
Net Asset Value, End of Period                                      $   11.78
                                                                    =========
Total Return(3)                                                        (15.01)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $      17
Ratio of Expenses to Average Net Assets                                  1.87%
Ratio of Net Loss to Average Net Assets                                 (1.12)%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.87%
Ratio of Net Loss to Average Net Assets (excluding waivers)             (1.12)%
Portfolio Turnover Rate                                                    39%

(1)Per share data calculated using average shares outstanding method.


(2)Class B shares have been offered since August 7,1998. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       39 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

Mid Cap Growth FUND (CONTINUED)

                                                                          Fiscal year ended September 30,
CLASS C SHARES                                                             2002        2001(1)       2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $    5.46    $   18.61    $   12.80
                                                                        ---------    ---------    ---------
Investment Operations:
 Net Investment Loss                                                        (0.13)       (0.09)       (0.14)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            (1.15)       (6.21)        8.62
                                                                        ---------    ---------    ---------
 Total From Investment Operations                                           (1.28)       (6.30)        8.48
                                                                        ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                                         -            -            -
 Distributions (from capital gains)                                             -        (6.85)       (2.67)
                                                                        ---------    ---------    ---------
 Total Distributions                                                            -        (6.85)       (2.67)
                                                                        ---------    ---------    ---------
Net Asset Value, End of Period                                          $    4.18    $    5.46    $   18.61
                                                                        =========    =========    =========
Total Return(3)                                                            (23.44)%     (49.73)%      75.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $   3,742    $   6,246    $   5,971
Ratio of Expenses to Average Net Assets                                      1.95%        1.91%        1.90%
Ratio of Net Income (Loss) to Average Net Assets                            (1.64)%      (1.17)%      (1.45)%
Ratio of Expenses to Average Net Assets (excluding waivers)                  2.07%        1.95%        1.92%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        (1.76)%      (1.21)%      (1.47)%
Portfolio Turnover Rate                                                       266%         264%         217%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                            Fiscal period
                                                                                ended
CLASS C SHARES                                                          September 30, 1999(2)
---------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                         $  12.43
                                                                             --------
Investment Operations:
 Net Investment Loss                                                             (0.06)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                 0.43
                                                                             ---------
 Total From Investment Operations                                                0.37
                                                                             ---------
Less Distributions:
 Dividends (from net investment income)                                              -
 Distributions (from capital gains)                                                  -
                                                                             ---------
 Total Distributions                                                                 -
                                                                             ---------
Net Asset Value, End of Period                                               $  12.80
                                                                             =========
Total Return(3)                                                                   3.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                              $     466
Ratio of Expenses to Average Net Assets                                           1.89%
Ratio of Net Income (Loss) to Average Net Assets                                  1.27%
Ratio of Expenses to Average Net Assets (excluding waivers)                       1.98%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)              1.18%
Portfolio Turnover Rate                                                             94%

(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       40 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND


                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                   2002(1)      2001(1)       2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  11.28     $  24.47     $  16.77     $  11.90     $  17.41
                                                                --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Loss                                               (0.09)       (0.08)       (0.12)       (0.06)       (0.09)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (2.40)       (8.55)        9.89         4.95        (2.67)
                                                                --------     --------     --------     --------     --------
 Total From Investment Operations                                  (2.49)       (8.63)        9.77         4.89        (2.76)
                                                                --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                                -            -            -            -            -
 Distributions (from capital gains)                                    -        (4.46)       (2.07)       (0.02)       (2.64)
 Distributions (from return of capital)                                -        (0.10)           -            -        (0.11)
                                                                --------     --------     --------     --------     --------
 Total Distributions                                                   -        (4.56)       (2.07)       (0.02)       (2.75)
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                  $   8.79     $  11.28     $  24.47     $  16.77     $  11.90
                                                                ========     ========     ========     ========     ========
Total Return(2)                                                   (22.07)%     (41.71)%      62.07%       41.11%      (18.66)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 22,397     $ 31,913     $ 57,148     $ 32,203     $ 28,252
Ratio of Expenses to Average Net Assets                             1.23%        1.15%        1.14%        1.14%        1.29%
Ratio of Net Loss to Average Net Assets                            (0.78)%      (0.51)%      (0.57)%      (0.39)%      (0.61)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.29%        1.15%        1.14%        1.15%        1.43%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.84)%      (0.51)%      (0.57)%      (0.40)%      (0.75)%
Portfolio Turnover Rate                                              286%         265%         230%         110%          92%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                                        Fiscal year ended September 30,
CLASS B SHARES                                                   2002(1)      2001(1)       2000         1999
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $   10.44    $   23.17    $   16.07    $   11.50
                                                               ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Loss                                               (0.16)       (0.19)       (0.23)       (0.14)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (2.21)       (7.98)        9.40         4.73
                                                               ---------    ---------    ---------    ---------
 Total From Investment Operations                                  (2.37)       (8.17)        9.17         4.59
                                                               ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                                -            -            -            -
 Distributions (from capital gains)                                    -        (4.47)       (2.07)       (0.02)
 Distributions (from return of capital)                                -        (0.09)           -            -
                                                               ---------    ---------    ---------    ---------
 Total Distributions                                                   -        (4.56)       (2.07)       (0.02)
                                                               ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $    8.07    $   10.44    $   23.17    $   16.07
                                                               =========    =========    =========    =========
Total Return(3)                                                   (22.70)%     (42.14)%      60.95%       39.92%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $   3,933    $   5,009    $   8,440    $   2,217
Ratio of Expenses to Average Net Assets                             1.98%        1.90%        1.89%        1.90%
Ratio of Net Loss to Average Net Assets                            (1.53)%      (1.27)%      (1.30)%      (1.16)%
Ratio of Expenses to Average Net Assets (excluding waivers)         2.04%        1.90%        1.89%        1.91%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.59)%      (1.27)%      (1.30)%      (1.17)%
Portfolio Turnover Rate                                              286%         265%         230%         110%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                   Fiscal period
                                                                       ended
CLASS B SHARES                                                 September 30, 1998(2)
------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $   13.74
                                                                    ---------
Investment Operations:
 Net Investment Loss                                                    (0.02)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                        (2.22)
                                                                    ---------
 Total From Investment Operations                                       (2.24)
                                                                    ---------
Less Distributions:
 Dividends (from net investment income)                                     -
 Distributions (from capital gains)                                         -
 Distributions (from return of capital)                                     -
                                                                    ---------
 Total Distributions                                                        -
                                                                    ---------
Net Asset Value, End of Period                                      $   11.50
                                                                    =========
Total Return(3)                                                        (16.30)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $   1,104
Ratio of Expenses to Average Net Assets                                  1.90%
Ratio of Net Loss to Average Net Assets                                 (1.20)%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.90%
Ratio of Net Loss to Average Net Assets (excluding waivers)             (1.20)%
Portfolio Turnover Rate                                                    92%

(1)Per share data calculated using average shares outstanding method.


(2)Class B shares of Small Cap Growth Fund have been offered since July 31, 1998. There is no historical information for this class of Piper Small Company Growth Fund prior to the reorganization on July 31, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       41 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (CONTINUED)

                                                                          Fiscal year ended September 30,
CLASS C SHARES                                                            2002(1)      2001(1)       2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $   11.02    $   24.17    $   16.68
                                                                        ---------    ---------    ---------
Investment Operations:
 Net Investment Income                                                      (0.17)       (0.20)       (0.13)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            (2.33)       (8.39)        9.69
                                                                        ---------    ---------    ---------
 Total From Investment Operations                                           (2.50)       (8.59)        9.56
                                                                        ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                                         -            -            -
 Distributions (from capital gains)                                             -        (4.49)       (2.07)
 Distributions (from return of capital)                                         -        (0.07)           -
                                                                        ---------    ---------    ---------
 Total Distributions                                                            -        (4.56)       (2.07)
                                                                        ---------    ---------    ---------
Net Asset Value, End of Period                                          $    8.52    $   11.02    $   24.17
                                                                        =========    =========    =========
Total Return(3)                                                            (22.69)%     (42.14)%      61.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $   4,659    $   6,378    $   8,205
Ratio of Expenses to Average Net Assets                                      1.98%        1.90%        1.89%
Ratio of Net Income (Loss) to Average Net Assets                            (1.54)%      (1.28)%      (1.28)%
Ratio of Expenses to Average Net Assets (excluding waivers)                  2.04%        1.90%        1.89%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        (1.60)%      (1.28)%      (1.28)%
Portfolio Turnover Rate                                                       286%         265%         230%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                            Fiscal period
                                                                                ended
CLASS C SHARES                                                          September 30, 1999(2)
---------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                         $   15.48
                                                                             ---------
Investment Operations:
 Net Investment Income                                                           (0.08)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                  1.28
                                                                             ---------
 Total From Investment Operations                                                 1.20
                                                                             ---------
Less Distributions:
 Dividends (from net investment income)                                              -
 Distributions (from capital gains)                                                  -
 Distributions (from return of capital)                                              -
                                                                             ---------
 Total Distributions                                                                 -
                                                                             ---------
Net Asset Value, End of Period                                               $   16.68
                                                                             =========
Total Return(3)                                                                   7.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                              $     309
Ratio of Expenses to Average Net Assets                                           1.90%
Ratio of Net Income (Loss) to Average Net Assets                                 (1.18)%
Ratio of Expenses to Average Net Assets (excluding waivers)                       1.91%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)             (1.19)%
Portfolio Turnover Rate                                                            110%

(1)Per share data calculated using average shares outstanding method.

(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       42 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                    2002        2001(1)       2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $   9.84     $  13.34     $   8.24     $   7.82     $  12.05
                                                                --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income (Loss)                                      (0.05)       (0.03)       (0.02)        0.01         0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (1.88)       (2.10)        5.12         0.46        (2.78)
                                                                --------     --------     --------     --------     --------
 Total From Investment Operations                                  (1.93)       (2.13)        5.10         0.47        (2.77)
                                                                --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                                -            -            -        (0.01)           -
 Distributions (from capital gains)                                    -        (1.37)           -        (0.04)       (1.46)
                                                                --------     --------     --------     --------     --------
 Total Distributions                                                   -        (1.37)           -        (0.05)       (1.46)
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                  $   7.91     $   9.84     $  13.34     $   8.24     $   7.82
                                                                ========     ========     ========     ========     ========
Total Return(2)                                                   (19.61)%     (17.35)%      61.89%        6.08%      (25.24)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $  5,235     $  6,514     $  6,645     $  1,383     $  2,017
Ratio of Expenses to Average Net Assets                             1.23%        1.15%        1.17%        1.16%        1.15%
Ratio of Net Income (Loss) to Average Net Assets                   (0.50)%      (0.28)%      (0.27)%       0.11%        0.04%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.75%        1.42%        1.46%        1.30%        1.20%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.02)%      (0.55)%      (0.56)%      (0.03)%      (0.01)%
Portfolio Turnover Rate                                               98%         103%         104%          53%          45%

(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                    2002        2001(1)       2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $   9.40     $  12.89     $   8.02     $   7.65     $  11.90
                                                                --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income (Loss)                                      (0.11)       (0.11)       (0.08)        0.01        (0.02)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (1.79)       (2.01)        4.95         0.40        (2.77)
                                                                --------     --------     --------     --------     --------
 Total From Investment Operations                                  (1.90)       (2.12)        4.87         0.41        (2.79)
                                                                --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                                -            -            -            -            -
 Distributions (from capital gains)                                    -        (1.37)           -        (0.04)       (1.46)
                                                                --------     --------     --------     --------     --------
 Total Distributions                                                   -        (1.37)           -        (0.04)       (1.46)
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                  $   7.50     $   9.40     $  12.89     $   8.02     $   7.65
                                                                ========     ========     ========     ========     ========
Total Return(2)                                                   (20.21)%     (17.99)%      60.72%        5.37%      (25.80)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $  2,821     $  3,496     $  4,221     $  1,029     $    645
Ratio of Expenses to Average Net Assets                             1.98%        1.90%        1.92%        1.92%        1.90%
Ratio of Net Loss to Average Net Assets                            (1.25)%      (1.04)%      (1.02)%      (0.64)%      (0.73)%
Ratio of Expenses to Average Net Assets (excluding waivers)         2.50%        2.17%        2.21%        2.05%        1.95%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.77)%      (1.31)%      (1.31)%      (0.77)%      (0.78)%
Portfolio Turnover Rate                                               98%         103%         104%          53%          45%

(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       43 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

Health Sciences FUND (CONTINUED)

                                                                Fiscal year ended September        Fiscal period
                                                                            30,                        ended
CLASS C SHARES                                                      2002          2001(1)      September 30, 2000(2)
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $   9.73       $  13.29            $   9.76
                                                                  --------       --------            --------
Investment Operations:
 Net Investment Income (Loss)                                        (0.13)         (0.11)              (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     (1.84)         (2.08)               3.56
                                                                  --------       --------            --------
 Total From Investment Operations                                    (1.97)         (2.19)               3.53
                                                                  --------       --------            --------
Less Distributions:
 Dividends (from net investment income)                                  -              -                   -
 Distributions (from capital gains)                                      -          (1.37)                  -
                                                                  --------       --------            --------
 Total Distributions                                                     -          (1.37)                  -
                                                                  --------       --------            --------
Net Asset Value, End of Period                                    $   7.76       $   9.73            $  13.29
                                                                  ========       ========            ========
Total Return(3)                                                     (20.25)%       (17.92)%             36.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $  3,815       $  5,329            $  4,347
Ratio of Expenses to Average Net Assets                               1.98%          1.90%               1.92%
Ratio of Net Loss to Average Net Assets                              (1.24)%        (1.04)%             (1.02)%
Ratio of Expenses to Average Net Assets (excluding waivers)           2.50%          2.17%               2.21%
Ratio of Net Loss to Average Net Assets (excluding waivers)          (1.76)%        (1.31)%             (1.31)%
Portfolio Turnover Rate                                                 98%           103%                104%

(1)Per share data calculated using average shares outstanding method.


(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       44 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
EMERGING MARKETS FUND

                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                   2002(1)      2001(1)      2000(1)      1999(1)       1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $   5.87     $   8.50     $   6.77     $   5.61     $  10.96
                                                                --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income (Loss)                                      (0.04)        0.02        (0.06)       (0.04)       (0.15)
 Net Gains (Losses) on Investments
 (both realized and unrealized)                                     0.39        (2.65)        1.79         1.20        (5.18)
                                                                --------     --------     --------     --------     --------
 Total From Investment Operations                                   0.35        (2.63)        1.73         1.16        (5.33)
                                                                --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                                -            -            -            -        (0.02)
 Distributions (from capital gains)                                    -            -            -            -            -
                                                                --------     --------     --------     --------     --------
 Total Distributions                                                   -            -            -            -        (0.02)
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                  $   6.22     $   5.87     $   8.50     $   6.77     $   5.61
                                                                ========     ========     ========     ========     ========
Total Return(2)                                                     5.96%      (30.94)%      25.55%       20.68%      (48.91)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $  2,487     $  3,244     $  4,338     $  4,551     $  5,384
Ratio of Expenses to Average Net Assets                             1.70%        1.70%        1.70%        1.70%        1.96%
Ratio of Net Income (Loss) to Average Net Assets                   (0.53)%       0.26%       (0.70)%      (0.54)%      (1.09)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.89%        1.92%        1.89%        2.02%        3.43%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.72)%       0.04%       (0.89)%      (0.86)%      (2.56)%
Portfolio Turnover Rate                                              138%         132%         149%         138%          48%

(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                                        Fiscal year ended September 30,
CLASS B SHARES                                                   2002(1)      2001(1)      2000(1)      1999(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $    5.73    $    8.37    $    6.72    $    5.60
                                                               ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Loss                                               (0.09)       (0.03)       (0.11)       (0.08)
 Net Gains (Losses) on Investments
 (both realized and unrealized)                                     0.38        (2.61)        1.76         1.20
                                                               ---------    ---------    ---------    ---------
 Total From Investment Operations                                   0.29        (2.64)        1.65         1.12
                                                               ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                                -            -            -            -
 Distributions (from capital gains)                                    -            -            -            -
                                                               ---------    ---------    ---------    ---------
 Total Distributions                                                   -            -            -
                                                               ---------    ---------    ---------
Net Asset Value, End of Period                                 $    6.02    $    5.73    $    8.37    $    6.72
                                                               =========    =========    =========    =========
Total Return(3)                                                     5.06%      (31.54)%      24.55%       20.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $     252    $     173    $     107    $      13
Ratio of Expenses to Average Net Assets                             2.45%        2.45%        2.45%        2.45%
Ratio of Net Income (Loss) to Average Net Assets                   (1.24)%      (0.37)%      (1.21)%      (1.19)%
Ratio of Expenses to Average Net Assets (excluding waivers)         2.64%        2.64%        2.66%        2.72%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.43)%      (0.56)%      (1.42)%      (1.46)%
Portfolio Turnover Rate                                              138%         132%         149%         138%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                   Fiscal period
                                                                       ended
CLASS B SHARES                                                 September 30, 1998(2)
------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $    7.27
                                                                    ---------
Investment Operations:
 Net Investment Loss                                                        -
 Net Gains (Losses) on Investments
 (both realized and unrealized)                                         (1.67)
                                                                    ---------
 Total From Investment Operations                                       (1.67)
                                                                    ---------
Less Distributions:
 Dividends (from net investment income)                                     -
 Distributions (from capital gains)                                         -
                                                                    ---------
 Total Distributions                                                        -
                                                                    ---------
Net Asset Value, End of Period                                      $    5.60
                                                                    =========
Total Return(3)                                                        (22.97)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $       1
Ratio of Expenses to Average Net Assets                                  2.46%
Ratio of Net Income (Loss) to Average Net Assets                        (0.43)%
Ratio of Expenses to Average Net Assets (excluding waivers)              4.30%
Ratio of Net Loss to Average Net Assets (excluding waivers)             (2.27)%
Portfolio Turnover Rate                                                    48%

(1)Per share data calculated using average shares outstanding method.


(2)Class B shares have been offered since August 7,1998. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       45 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

Emerging Markets FUND (CONTINUED)


                                                                Fiscal year ended September         Fiscal period
                                                                            30,                         ended
CLASS C SHARES                                                     2002(1)        2001(1)      September 30, 2000(1,2)
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $   5.80       $   8.46             $   9.96
                                                                  --------       --------             --------
Investment Operations:
 Net Investment Income (Loss)                                        (0.09)             -                (0.06)
 Net Gains (Losses) on Investments
 (both realized and unrealized)                                       0.39          (2.66)               (1.44)
                                                                  --------       --------             --------
 Total From Investment Operations                                     0.30          (2.66)               (1.50)
                                                                  --------       --------             --------
Less Distributions:
 Dividends (from net investment income)                                  -              -                    -
 Distributions (from capital gains)                                      -              -                    -
                                                                  --------       --------             --------
 Total Distributions                                                     -              -                    -
                                                                  --------       --------             --------
Net Asset Value, End of Period                                    $   6.10       $   5.80             $   8.46
                                                                  ========       ========             ========
Total Return(3)                                                       5.17%        (31.44)%             (15.06)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $     90       $     90             $      4
Ratio of Expenses to Average Net Assets                               2.45%          2.45%                2.45%
Ratio of Net Income (Loss) to Average Net Assets                     (1.24)%         0.02%               (0.99)%
Ratio of Expenses to Average Net Assets (excluding waivers)           2.64%          2.70%                2.64%
Ratio of Net Loss to Average Net Assets (excluding waivers)          (1.43)%        (0.23)%              (1.18)%
Portfolio Turnover Rate                                                138%           132%                 149%


(1)Per share data calculated using average shares outstanding method.

(2)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       46 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
BOND IMMDEX(TM) FUND



                                                 Fiscal year           Fiscal period
                                                    ended                  ended
CLASS A SHARES                               September 30, 2002   September 30, 2001(1,2)
-----------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $  29.15               $  27.49
                                                 --------               --------
Investment Operations:
 Net Investment Income                               1.63                   1.51
 Net Gains (Losses) on Investments
  (both realized and unrealized)                     0.08                   1.73
                                                 --------               --------
 Total From Investment Operations                    1.71                   3.24
                                                 --------               --------
Less Distributions:
 Dividends (from net investment income)              (1.59)                 (1.47)
 Distributions (from capital gains)                  (0.06)                 (0.11)
                                                 ---------              ---------
 Total Distributions                                 (1.65)                 (1.58)
                                                 ---------              ---------
Net Asset Value, End of Period                   $  29.21               $  29.15
                                                 =========              =========
Total Return(3)                                       6.18%                 12.09%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $  87,096              $  87,775
Ratio of Expenses to Average Net Assets               0.73%                  0.73%
Ratio of Net Income to Average Net Assets             5.72%                  5.82%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  0.83%                  0.76%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                  5.62%                  5.79%
Portfolio Turnover Rate                                 46%                    16%


[WIDE TABLE CONTINUED FROM ABOVE

                                                       Fiscal year ended October 31,
CLASS A SHARES                                 2000(2)      1999(2)       1998        1997(2)
---------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $  27.36     $   29.01    $  28.16     $  27.54
                                             --------     ---------    --------     --------
Investment Operations:
 Net Investment Income                           1.71          1.64        1.64         1.66
 Net Gains (Losses) on Investments
  (both realized and unrealized)                 0.13         (1.66)       0.85         0.64
                                             --------     ---------    --------     --------
 Total From Investment Operations                1.84         (0.02)       2.49         2.30
                                             --------     ---------    --------     --------
Less Distributions:
 Dividends (from net investment income)          (1.71)       (1.63)       (1.64)       (1.68)
 Distributions (from capital gains)                  -            -            -            -
                                             ---------    ---------    ---------    ---------
 Total Distributions                             (1.71)       (1.63)       (1.64)       (1.68)
                                             ---------    ---------    ---------    ---------
Net Asset Value, End of Period               $  27.49     $   27.36    $  29.01     $  28.16
                                             =========    =========    =========    =========
Total Return(3)                                   6.99%       (0.05)%       9.11%        8.68%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $  82,131    $  95,635    $  95,301    $  64,144
Ratio of Expenses to Average Net Assets           0.74%        0.72%        0.67%        0.67%
Ratio of Net Income to Average Net Assets         6.30%        5.80%        5.77%        6.08%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              0.74%        0.74%        0.74%        0.74%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                              6.30%        5.78%        5.70%        6.01%
Portfolio Turnover Rate                             25%          57%          20%          35%



(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                                     Fiscal year
                                                                        ended
CLASS B SHARES                                                   September 30, 2002
-----------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $  29.13
                                                                     --------
Investment Operations:
 Net Investment Income                                                   1.43
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                         0.06
                                                                     --------
 Total From Investment Operations                                        1.49
                                                                     --------
Less Distributions:
 Dividends (from net investment income)                                  (1.38)
 Distributions (from capital gains)                                      (0.06)
                                                                     ---------
 Total Distributions                                                     (1.44)
                                                                     ---------
Net Asset Value, End of Period                                       $  29.18
                                                                     =========
Total Return(4)                                                           5.39%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $  14,592
Ratio of Expenses to Average Net Assets                                   1.48%
Ratio of Net Income to Average Net Assets                                 5.03%
Ratio of Expenses to Average Net Assets (excluding waivers)               1.58%
Ratio of Net Income to Average Net Assets (excluding waivers)             4.93%
Portfolio Turnover Rate                                                     46%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Fiscal period         Fiscal period ended
                                                                          ended                 October 31,
CLASS B SHARES                                                   September 30, 2001(1,2)     2000       1999(2,3)
--------------------------------------------------------------- ------------------------ ------------ ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $  27.49           $  27.36     $  28.34
                                                                       --------           --------     --------
Investment Operations:
 Net Investment Income                                                     1.32               1.53         0.92
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           1.72               0.13         (0.91)
                                                                       --------           --------     ---------
 Total From Investment Operations                                          3.04               1.66         0.01
                                                                       --------           --------     ---------
Less Distributions:
 Dividends (from net investment income)                                    (1.29)             (1.53)       (0.99)
 Distributions (from capital gains)                                        (0.11)                 -            -
                                                                       ---------          ---------    ---------
 Total Distributions                                                       (1.40)             (1.53)       (0.99)
                                                                       ---------          ---------    ---------
Net Asset Value, End of Period                                         $  29.13           $  27.49     $  27.36
                                                                       =========          =========    =========
Total Return(4)                                                            11.32%              6.22%        0.04%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $   8,505          $   2,689    $   1,869
Ratio of Expenses to Average Net Assets                                     1.48%              1.49%        1.49%
Ratio of Net Income to Average Net Assets                                   5.02%              5.55%        5.06%
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.52%              1.49%        1.49%
Ratio of Net Income to Average Net Assets (excluding waivers)               4.98%              5.55%        5.06%
Portfolio Turnover Rate                                                       16%                25%          57%


(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.


(3)Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       47 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

Bond IMMDEX(TM) FUND (CONTINUED)

                                                                       Fiscal year             Fiscal period
                                                                          ended                    ended
CLASS C SHARES                                                     September 30, 2002     September 30, 2001(1,2)
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $  29.15                 $  28.94
                                                                       --------                 --------
Investment Operations:
 Net Investment Income                                                     1.43                     0.07
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           0.06                     0.14
                                                                       --------                 --------
 Total From Investment Operations                                          1.49                     0.21
                                                                       --------                 --------
Less Distributions:
 Dividends (from net investment income)                                    (1.42)                       -
 Distributions (from capital gains)                                        (0.06)                       -
                                                                       ---------                ---------
 Total Distributions                                                       (1.48)                       -
                                                                       ---------                ---------
Net Asset Value, End of Period                                         $  29.16                 $  29.15
                                                                       =========                =========
Total Return(3)                                                             5.37%                    0.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $   1,919                $  46,666
Ratio of Expenses to Average Net Assets                                     1.48%                    0.41%
Ratio of Net Income to Average Net Assets                                   5.23%                    5.06%
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.58%                    0.48%
Ratio of Net Income to Average Net Assets (excluding waivers)               5.13%                    4.99%
Portfolio Turnover Rate                                                       46%                      16%


(1)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       48 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


                                                                       Fiscal year             Fiscal period
                                                                          ended                    ended
CLASS A SHARES                                                     September 30, 2002     September 30, 2001(1,2)
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $   9.30                 $  10.00
                                                                        --------                 --------
Investment Operations:
 Net Investment Income                                                      0.65                     0.02
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (1.22)                   (0.68)
                                                                        --------                 --------
 Total From Investment Operations                                          (0.57)                   (0.66)
                                                                        --------                 --------
Less Distributions:
 Dividends (from net investment income)                                    (0.70)                   (0.04)
 Distributions (from capital gains)                                            -                        -
                                                                        --------                 --------
 Return of Capital                                                         (0.07)                       -
                                                                        --------                 --------
 Total Distributions                                                       (0.77)                   (0.04)
                                                                        --------                 --------
Net Asset Value, End of Period                                          $   7.96                 $   9.30
                                                                        ========                 ========
Total Return(3)                                                            (6.66)%                  (6.55)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $ 23,900                 $    161
Ratio of Expenses to Average Net Assets                                     1.10%                    1.10%
Ratio of Net Income to Average Net Assets                                   7.64%                    6.53%
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.47%                    1.33%
Ratio of Net Income to Average Net Assets (excluding waivers)               7.27%                    6.30%
Portfolio Turnover Rate                                                       86%                      53%



(1)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                       Fiscal year             Fiscal period
                                                                          ended                    ended
CLASS B SHARES                                                     September 30, 2002     September 30, 2001(1,2)
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $   9.31                 $  10.00
                                                                        --------                 --------
Investment Operations:
 Net Investment Income                                                      0.70                     0.02
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (1.33)                   (0.67)
                                                                        --------                 --------
 Total From Investment Operations                                          (0.63)                   (0.65)
                                                                        --------                 --------
Less Distributions:
 Dividends (from net investment income)                                    (0.64)                   (0.04)
 Distributions (from capital gains)                                            -                        -
                                                                        --------                 --------
 Return of Capital                                                         (0.07)                       -
                                                                        --------                 --------
 Total Distributions                                                       (0.71)                   (0.04)
                                                                        --------                 --------
Net Asset Value, End of Period                                          $   7.97                 $   9.31
                                                                        ========                 ========
Total Return(3)                                                            (7.26)%                  (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $    774                 $     40
Ratio of Expenses to Average Net Assets                                     1.80%                    1.77%
Ratio of Net Income to Average Net Assets                                   7.49%                    6.02%
Ratio of Expenses to Average Net Assets (excluding waivers)                 2.28%                    2.02%
Ratio of Net Income to Average Net Assets (excluding waivers)               7.01%                    5.77%
Portfolio Turnover Rate                                                       86%                      53%



(1)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       49 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND (CONTINUED)


                                                                       Fiscal year             Fiscal period
                                                                          ended                    ended
CLASS C SHARES                                                     September 30, 2002     September 30, 2001(1,2)
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $   9.31                 $  10.00
                                                                        --------                 --------
Investment Operations:
 Net Investment Income                                                      0.65                     0.05
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (1.29)                   (0.70)
                                                                        --------                 --------
 Total From Investment Operations                                          (0.64)                   (0.65)
                                                                        --------                 --------
Less Distributions:
 Dividends (from net investment income)                                    (0.63)                   (0.04)
 Distributions (from capital gains)                                            -                        -
                                                                        --------                 --------
 Return of Capital                                                         (0.07)                       -
                                                                        --------                 --------
 Total Distributions                                                       (0.70)                   (0.04)
                                                                        --------                 --------
Net Asset Value, End of Period                                          $   7.97                 $   9.31
                                                                        ========                 ========
Total Return(3)                                                            (7.34)%                  (6.50)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  7,213                 $  3,749
Ratio of Expenses to Average Net Assets                                     1.83%                    1.94%
Ratio of Net Income to Average Net Assets                                   7.08%                    5.53%
Ratio of Expenses to Average Net Assets (excluding waivers)                 2.26%                    2.21%
Ratio of Net Income to Average Net Assets (excluding waivers)               6.65%                    5.26%
Portfolio Turnover Rate                                                       86%                      53%



(1)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       50 Prospectus - First American Stock Funds & Income Funds
                                       Class A, Class B, and Class C Shares

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROMERGERR  1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003





                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS -  BOND FUNDS AND
                                                          STOCK FUNDS

                           STOCK FUNDS & INCOME FUNDS
                             CLASS S SHARES


                                           LARGE CAP GROWTH FUND*
                                           MID CAP GROWTH FUND*
                                           SMALL CAP GROWTH FUND*
                                           HEALTH SCIENCES FUND*
                                           EMERGING MARKETS FUND*
                                           BOND IMMDEX(TM) FUND*
                                           HIGH YIELD BOND FUND*

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO PROPOSED
 FUND MERGERS.



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Large Cap Growth Fund                                                        4
--------------------------------------------------------------------------------
  Mid Cap Growth Fund                                                          7
--------------------------------------------------------------------------------
  Small Cap Growth Fund                                                       10
--------------------------------------------------------------------------------
  Health Sciences Fund                                                        13
--------------------------------------------------------------------------------
  Emerging Markets Fund                                                       16
--------------------------------------------------------------------------------
  Bond IMMDEX(TM) Fund                                                        19
--------------------------------------------------------------------------------
  High Yield Bond Fund                                                        22
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                   25
--------------------------------------------------------------------------------
  Managing Your Investment                                                    27
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  28
--------------------------------------------------------------------------------
  More About The Funds                                                        30
--------------------------------------------------------------------------------
  Financial Highlights                                                        34
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------


*THE BOARD OF DIRECTORS OF FIRST AMERICAN INVESTMENT FUNDS, INC. HAS RECOMMENDED THAT THE FUNDS LISTED BELOW MERGE INTO THE RESPECTIVE ACQUIRING FIRST AMERICAN FUND. THE MERGERS MUST BE APPROVED BY THE SHAREHOLDERS OF LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, HEALTH SCIENCES FUND, EMERGING MARKETS FUND, BOND IMMDEX FUND, AND HIGH YIELD BOND FUND. A SHAREHOLDER MEETING FOR SHAREHOLDERS TO CONSIDER THE MERGER IS SCHEDULED FOR MARCH 2003:

FUNDS (PROPOSED FOR MERGER)         ACQUIRING FIRST AMERICAN FUNDS
-----------------------------       ------------------------------------
  Large Cap Growth Fund       -->   Large Cap Growth Opportunities Fund
  Mid Cap Growth Fund         -->   Mid Cap Growth Opportunities Fund
  Small Cap Growth Fund       -->   Small Cap Select Fund
  Health Sciences Fund        -->   Large Cap Growth Opportunities Fund
  Emerging Markets Fund       -->   International Fund
  Bond IMMDEX Fund            -->   Core Bond Fund
  High Yield Bond Fund        -->   High Income Bond Fund



           Pending shareholder consideration of the proposed merger transactions, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, Emerging Markets Fund, and Bond IMMDEX Fund are closed to new investors.

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of certain First American Stock and Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.


                        1 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of September 2002, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS


The main risks of investing in Large Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


                        4 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
 ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

-24.05%   -31.03%
-----------------
2001        2002

Best Quarter:
Quarter ending   December 31, 2001     12.66%
Worst Quarter:
Quarter ending   March 31, 2001       (20.15)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                          Since
AS OF 12/31/02(1)                                                                 Date      One Year        Inception
Large Cap Growth Fund
 Class S (return before taxes)                                                12/11/00        (31.03)%         (30.37)%
 Class S (return after taxes on distributions)                                                (31.03)%         (30.37)%
 Class S (return after taxes on distributions and sale of fund shares)                        (19.06)%         (23.27)%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (27.88)%         (24.25)%


(1)On 5/17/02, Capital Growth Fund merged into Large Cap Growth Fund. Each a series of First American Investment Funds, Inc. Performance presented prior to 5/17/02 represents that of Capital Growth Fund. On 9/24/01, the Capital Growth Fund became the successor by merger to the Firstar Large Cap Growth Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Growth Fund. The Firstar Large Cap Growth Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.


(2)An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 12/31/00.



                        5 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.36%
 Total Annual Fund Operating Expenses                              1.26%



(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.11)%
 NET EXPENSES (AFTER WAIVERS)                                      1.15%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.15%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  128
   3 years                                                                $  400
   5 years                                                                $  692
  10 years                                                                $1,523


                        6 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
MID CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $163 million to $11.4 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.
o  strong competitive position.
o  strong management.
o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


                        7 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
MID CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  -31.38%
----------
    2002

Best Quarter:
Quarter ending   December 31, 2001     21.14%
Worst Quarter:
Quarter ending   June 30, 2002        (18.67)%




AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                          Since
AS OF 12/31/02                                                                    Date      One Year        Inception
Mid Cap Growth Fund
 Class S (return before taxes)                                                 9/24/01        (31.38)%         (12.33)%
 Class S (return after taxes on distributions)                                                (31.38)%         (12.33)%
 Class S (return after taxes on distributions and sale of fund shares)                        (19.27)%          (9.83)%
Russell Midcap Growth Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (27.41)%          (6.26)%



(1)An unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 9/30/01.


                        8 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
MID CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.37%
 Total Annual Fund Operating Expenses                              1.32%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.12)%
 NET EXPENSES (AFTER WAIVERS)                                     1.20%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.20%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  134
   3 years                                                                $  418
   5 years                                                                $  723
  10 years                                                                $1,590



                        9 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.
o  strong competitive position.
o  strong management.
o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                       10 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  -31.26%
----------
    2002

Best Quarter:
Quarter ending   December 31, 2001      19.68%
Worst Quarter:
Quarter ending   September 30, 2002    (19.28)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                          Since
AS OF 12/31/02                                                                    Date      One Year        Inception
Small Cap Growth Fund
 Class S (return before taxes)                                                 9/24/01        (31.26)%         (13.60)%
 Class S (return after taxes on distributions)                                                (31.26)%         (13.60)%
 Class S (return after taxes on distributions and sale of fund shares)                        (19.19)%         (10.83)%
Russell 2000 Growth Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (30.26)%          (9.73)%



(1)An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 9/30/01.



                       11 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.34%
 Total Annual Fund Operating Expenses                              1.29%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.06)%
 NET EXPENSES (AFTER WAIVERS)                                      1.23%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  131
   3 years                                                                $  409
   5 years                                                                $  708
  10 years                                                                $1,556


                       12 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Health Sciences Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Health Sciences Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which develop, produce, or distribute products or services connected with health care or medicine, and which derive at least 50% of their assets, revenues, or profits from these products or services at the time of investment.

Examples of products or services connected with health care or medicine include:

o  pharmaceuticals.

o  health care services and administration.

o  diagnostics.

o  medical equipment and supplies.

o  medical technology.

o  medical research and development.


The fund's advisor will invest in companies that it believes have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services; increasing demand for a company's products or services; established market leadership; or exceptional management. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies. The fund may also invest in real estate investment trusts (REITs) that finance medical care facilities. REITs are publicly traded corporations or trusts that acquire, hold, and manage real estate.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF THE HEALTH SCIENCES SECTOR. Because the fund invests primarily in stocks related to health care or medicine, it is particularly susceptible to risks associated with the health sciences industries. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services in these industries.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF DEVELOPMENT STAGE, SMALL- AND MID-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). REITs will be affected by changes in the values of and incomes from the properties they own or the credit quality of the mortgages they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

                       13 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
HEALTH SCIENCES FUND CONTINUED

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                       14 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
HEALTH SCIENCES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  -22.05%
----------
   2002

Best Quarter:
Quarter ending   December 31, 2001      6.00%
Worst Quarter:
Quarter ending   June 30, 2002        (16.85)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                          Since
AS OF 12/31/02                                                                    Date      One Year       Inception
Health Sciences Fund
 Class S (return before taxes)                                                 9/24/01        (22.05)%         (8.18)%
 Class S (return after taxes on distributions)                                                (22.05)%         (8.18)%
 Class S (return after taxes on distributions and sale of fund shares)                        (13.54)%         (6.53)%
Standard & Poor's Health Care Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (19.06)%        (15.07)%



(1)An unmanaged index comprised of health care stocks in the Standard & Poor's 500 Composite Index, which is an unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/01.


--------------------------------------------------------------------------------
FEES AND EXPENSES



The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.80%
 Total Annual Fund Operating Expenses                              1.75%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.52)%
 NET EXPENSES (AFTER WAIVERS)                                      1.23%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.23%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  178
   3 years                                                                $  551
   5 years                                                                $  949
  10 years                                                                $2,062


                       15 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
EMERGING MARKETS FUND

--------------------------------------------------------------------------------
OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

o those that have an emerging stock market (as defined by the International Financial Corporation).

o  those with low- to middle-income economies (according to the World Bank).

o  those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

o its securities are principally traded in an emerging market (including Hong Kong and Singapore).

o it derives at least 50% of its revenue from goods produced, sales made, or services performed in emerging markets countries (including Hong Kong and Singapore).

o it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

o it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Emerging Markets Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       16 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
EMERGING MARKETS FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


   -6.67%
-----------
    2002

Best Quarter:
Quarter ending   December 31, 2001      17.90%
Worst Quarter:
Quarter ending   September 30, 2002    (15.55)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                          Since
AS OF 12/31/02                                                                    Date      One Year        Inception
Emerging Markets Fund
 Class S (return before taxes)                                                 9/24/01        (6.67)%           10.06%
 Class S (return after taxes on distributions)                                                (6.67)%            9.96%
 Class S (return after taxes on distributions and sale of fund shares)                        (4.09)%            8.02%
Morgan Stanley Capital International Emerging Markets Free Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (6.00)%           14.94%



(1)An unmanaged index of securities from emerging markets that are open to foreign investors. The since inception performance of the index is calculated from 9/30/01.


                       17 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
EMERGING MARKETS FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                   1.15%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.49%
 Total Annual Fund Operating Expenses                              1.89%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.19)%
 NET EXPENSES (AFTER WAIVERS)                                      1.70%



THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  192
   3 years                                                                $  594
   5 years                                                                $1,021
  10 years                                                                $2,212


                       18 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND

--------------------------------------------------------------------------------
OBJECTIVE

Bond IMMDEX(TM) Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Bond IMMDEX(TM) Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in a combination of:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

o  corporate debt obligations.

o  debt obligations issued by foreign governments and other foreign issuers.

o  mortgage- and asset-backed securities.

The investment advisor attempts to make the fund's duration, return, and overall interest rate sensitivity comparable to that of the Lehman Brothers Government/Credit Bond Index. The Lehman Index is a good proxy for measuring the return and other characteristics of the fixed-rate debt market. However, the fund is not an index fund and may invest a substantial portion of its assets in securities not included in the index.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

During normal market conditions, the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities comparable to that of the Lehman Index. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Additional Risks of Income Funds."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISK OF UNDERPERFORMING THE INDEX. While the advisor believes purchasing securities which are not in the Lehman Index or not consistent with the "mix" of the Lehman Index provides the opportunity to achieve an enhanced gross return compared to the Lehman Index, the advisor may err in its choices of securities or portfolio mixes. Furthermore, because of the smaller number of issues held by the fund compared to the Lehman Index, material events affecting the fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the fund to a greater degree than such events will influence the Lehman Index.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       19 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


  6.67%     9.13%
-------------------
  2001       2002

Best Quarter:
Quarter ending   September 30, 2002     5.30%
Worst Quarter:
Quarter ending   December 31, 2001     (1.22)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                          Since
AS OF 12/31/02(1)                                                                 Date      One Year        Inception
Bond IMMDEX(TM) Fund
 Class S (return before taxes)(1)                                             12/11/00          9.13%            8.43%
 Class S (return after taxes on distributions)                                                  6.85%            6.03%
 Class S (return after taxes on distributions and sale of fund shares)                          5.53%            5.55%
Lehman Gov't/Credit Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                        1   1.04%            9.76%


(1)On 9/24/01, the Bond IMMDEX(TM) Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Bond IMMDEX(TM) Fund.


(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities, in each case with maturities of not less than one year. The since inception performance of the index is calculated from 12/31/00.


                       20 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                   0.30%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.27%
 Total Annual Fund Operating Expenses                              0.82%



(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.09)%
 NET EXPENSES (AFTER WAIVERS)                                      0.73%


THE ADVISOR DOES NOT INTEND TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $   84
   3 years                                                                $  262
   5 years                                                                $  455
  10 years                                                                $1,014


                       21 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.


INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


LIQUIDITY AND PRICING RISK. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services - Buying and Selling Shares, Calculating Your Share Price."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       22 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
HIGH YIELD BOND FUND CONTINUED

--------------------------------------------------------------------------------

FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class S shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


   -1.32%
-----------
    2002

Best Quarter:
Quarter ending   December 31, 2002      6.81%
Worst Quarter:
Quarter ending   September 30, 2002    (4.79)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                          Since
AS OF 12/31/02                                                                    Date      One Year        Inception
High Yield Bond Fund
 Class S (return before taxes)                                                 9/24/01         (1.32)%          (1.74)%
 Class S (return after taxes on distributions)                                                 (4.09)%          (4.67)%
 Class S (return after taxes on distributions and sale of fund shares)                         (0.83)%          (2.80)%
Lehman Corporate High Yield Index(1)
(reflects no deduction for fees, expenses, or taxes)                                           (1.41)%           3.42%



(1)An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment grade debt with at least one year to final maturity. Pay-in-kind bonds, Euro bonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The since inception performance of the index is calculated from 9/30/01.


                       23 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

FUND SUMMARIES
HIGH YIELD BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                             None
 Other Expenses
  Shareholder Servicing Fee                                        0.25%
  Miscellaneous                                                    0.62%
 Total Annual Fund Operating Expenses                              1.57%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.56)%
 NET EXPENSES (AFTER WAIVERS)                                      1.01%



THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.00%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  160
   3 years                                                                $  496
   5 years                                                                $  855
  10 years                                                                $1,867


                       24 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different share classes. This prospectus offers Class S shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:


CLASS A SHARES. Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.


CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.


CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.


CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. See "Fund Summaries - Fees and Expenses" and "Compensation Paid to Financial Institutions."


CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Emerging Markets Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.



                       25 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Buying and Selling Shares, Redemption In Kind."

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS


The fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator, or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                       26 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, Bond IMMDEX Fund and High Yield Bond Fund expect that their distributions will consist primarily of ordinary income, and Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund expect that their distributions will consist primarily of capital gains.


TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


FOREIGN TAX CREDITS. Emerging Markets Fund may be required to pay withholding and other taxes imposed by foreign countries. If a fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                       27 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a%  of
                                                                   average daily
                                                                      net assets
                                                                  --------------
Large Cap Growth Fund                                                      0.53%
Mid Cap Growth Fund                                                        0.59%
Small Cap Growth Fund                                                      0.64%
Health Sciences Fund                                                       0.18%
Emerging Markets Fund                                                      0.96%
Bond IMMDEX(TM) Fund                                                       0.20%
High Yield Bond Fund                                                       0.30%


--------------------------------------------------------------------------------
DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall

Minneapolis, MN 55402


SUB-ADVISOR

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Marvin & Palmer has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2002, the sub-advisor managed a total of approximately $5.8 billion in investments.



DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds


                       28 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
MANAGEMENT CONTINUED


and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

PORTFOLIO MANAGEMENT


Except for Emerging Markets Fund, each fund's investments are managed by a team of persons associated with U.S. Bancorp Asset Management. In the case of Emerging Markets Fund, the fund is managed by a team of persons associated with Marvin & Palmer Associates.


                       29 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.


INVESTMENT APPROACH, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

EFFECTIVE MATURITY, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.


TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------

RISKS - ALL FUNDS


The main risks of investing in the funds are summarized in the "Fund Summary" section. More information about fund risks is presented below.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

--------------------------------------------------------------------------------

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that


                       30 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

FOREIGN SECURITY RISK. With the exception of Emerging Markets Fund, each fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Bond IMMDEX Fund may invest up to 15% and High Yield Bond Fund may invest up to 25% of total assets in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF INCOME FUNDS


The main risks of investing in the Bond IMMDEX Fund and High Yield Bond Fund are summarized in the "Fund Summaries" section. More information about fund risks is presented below.


INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of High Yield Bond Fund's portfolio may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

LIQUIDITY RISK. High Yield Bond Fund is exposed to liquidity risk because of its investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade and, as such, it may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading may also lead to greater price volatility.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.


CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest

                       31 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF STOCK FUNDS


The main risks of investing in Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund are summarized in the "Fund Summaries" section. More information about the fund risks is presented below.


MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.


RISKS OF THE HEALTH SCIENCES SECTOR. Health Sciences Fund invests in equity securities of companies which develop, produce, or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices, or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.


COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. Health Sciences Fund and Emerging Markets Fund may have significant investments in development stage and/or small-capitalization companies and Small Cap Growth Fund invests primarily in small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small-capitalization companies at the desired time and price.



RISKS OF MID-CAP STOCKS. Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Mid Cap Growth, Small Cap Growth Fund and Health Sciences Fund may frequently invest in IPOs under certain market conditions. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). Health Sciences Fund may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITs indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you


                       32 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


will also indirectly bear similar expenses of some of the REITs in which the fund invests.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF EMERGING MARKETS

Emerging Markets Fund is subject to certain additional risks presented below.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect Emerging Market Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

FOREIGN TAX RISK. Emerging Markets Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EMERGING MARKETS. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners, and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


                       33 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class S shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for Bond IMMDEX(TM) Fund as set forth herein include the historical financial highlights of the Firstar Bond IMMDEX(TM) Fund Class Y shares. The assets of the Firstar Bond IMMDEX(TM) Fund were acquired by Bond IMMDEX(TM) Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Bond IMMDEX(TM) Fund were exchanged for Class S shares of Bond IMMDEX(TM) Fund.


This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND




                                                                     Fiscal year            Fiscal period
                                                                        ended                   ended
                                                                 September 30, 2002     September 30, 2001(1)
                                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $               9.27     $              15.15
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                  (0.03)                   (0.05)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               (2.48)                   (5.83)
                                                                --------------------     --------------------
 Total From Investment Operations                                              (2.51)                   (5.88)
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                           --                       --
 Distributions (from capital gains)                                               --                       --
                                                                --------------------     --------------------
 Total Distributions                                                              --                       --
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $               6.76     $               9.27
                                                                ====================     ====================
Total Return(2)                                                               (27.08)%                 (38.82)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $              9,020     $             11,881
Ratio of Expenses to Average Net Assets                                         1.15%                    1.39%
Ratio of Net Income to Average Net Assets                                      (0.25)%                  (0.55)%
Ratio of Expenses to Average Net Assets (excluding waivers)                     1.26%                    1.60%
Ratio of Net Income to Average Net Assets (excluding waivers)                  (0.36)%                  (0.76)%
Portfolio Turnover Rate                                                           62%                      38%



(1)Class S shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       34 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MID CAP GROWTH FUND



                                                                    Fiscal year             Fiscal period
                                                                        ended                    ended
                                                                 September 30, 2002     September 30, 2001(1,2)
                                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $               5.63     $               5.53
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                  (0.04)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               (1.24)                    0.10
                                                                --------------------     --------------------
 Total From Investment Operations                                              (1.28)                    0.10
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                           --                       --
 Distributions (from capital gains)                                               --                       --
                                                                --------------------     --------------------
 Total Distributions                                                              --                       --
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $               4.35     $               5.63
                                                                ====================     ====================
Total Return(3)                                                               (22.74)%                   1.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $                 13     $                 --
Ratio of Expenses to Average Net Assets                                         1.20%                    0.00%
Ratio of Net Income to Average Net Assets                                      (0.90)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                     1.32%                    0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                  (1.02)%                   0.00%
Portfolio Turnover Rate                                                          266%                     264%



(1)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND


                                                                     Fiscal year            Fiscal period
                                                                        ended                   ended
                                                                September 30, 2002(1)  September 30, 2001(1,2)
                                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $              11.28     $              11.17
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                  (0.07)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               (2.42)                    0.11
                                                                --------------------     --------------------
 Total From Investment Operations                                              (2.49)                    0.11
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                           --                       --
 Distributions (from capital gains)                                               --                       --
                                                                --------------------     --------------------
 Total Distributions                                                              --                       --
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $               8.79     $              11.28
                                                                ====================     ====================
Total Return(3)                                                               (22.07)%                   0.98%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $                 32     $                 --
Ratio of Expenses to Average Net Assets                                         1.23%                    0.00%
Ratio of Net Income to Average Net Assets                                      (0.67)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                     1.29%                    0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                  (0.73)%                   0.00%
Portfolio Turnover Rate                                                          286%                     265%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       35 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
HEALTH SCIENCES FUND


                                                                           Fiscal year             Fiscal period
                                                                              ended                    ended
                                                                       September 30, 2002     September 30, 2001(1,2)
                                                                       --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $               9.84     $               9.06
                                                                       --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                         (0.02)                      --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                      (1.92)                    0.78
                                                                       --------------------     --------------------
 Total From Investment Operations                                                     (1.94)                    0.78
                                                                       --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                                  --                       --
 Distributions (from capital gains)                                                      --                       --
                                                                       --------------------     --------------------
 Total Distributions                                                                     --                       --
                                                                       --------------------     --------------------
Net Asset Value, End of Period                                         $               7.90     $               9.84
                                                                       ====================     ====================
Total Return(3)                                                                      (19.72)%                   8.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $                 32     $                 --
Ratio of Expenses to Average Net Assets                                                1.23%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets                                      (0.72)%                   0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                            1.75%                    0.00%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)                  (1.24)%                   0.00%
Portfolio Turnover Rate                                                                  98%                     103%



(1)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND



                                                                     Fiscal year            Fiscal period
                                                                        ended                   ended
                                                                September 30, 2002(1)   September 30, 2001(1,2)
                                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $               5.87     $               5.72
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income (Loss)                                                   0.01                       --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                0.33                     0.15
                                                                --------------------     --------------------
 Total From Investment Operations                                               0.34                     0.15
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                        (0.02)                      --
 Distributions (from capital gains)                                               --                       --
                                                                --------------------     --------------------
 Total Distributions                                                           (0.02)                      --
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $               6.19     $               5.87
                                                                ====================     ====================
Total Return(3)                                                                 5.77%                    2.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $                 11     $                 --
Ratio of Expenses to Average Net Assets                                         1.70%                    0.00%
Ratio of Net Income to Average Net Assets                                       0.20%                    0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)                     1.89%                    0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                   0.01%                    0.00%
Portfolio Turnover Rate                                                          138%                     132%


(1)Per share data calculated using average shares outstanding method.


(2)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       36 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
BOND IMMDEX(TM) FUND

                                                                     Fiscal year            Fiscal period
                                                                        ended                   ended
                                                                 September 30, 2002     September 30, 2001(1,2)
                                                                --------------------     --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $              29.15     $              27.88
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income                                                          1.64                     1.31
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                0.07                     1.29
                                                                --------------------     --------------------
 Total From Investment Operations                                               1.71                     2.60
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                        (1.59)                   (1.33)
 Distributions (from capital gains)                                            (0.06)                      --
                                                                --------------------     --------------------
 Total Distributions                                                           (1.65)                   (1.33)
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $              29.21     $              29.15
                                                                ====================     ====================
Total Return(3)                                                                 6.20%                    9.56%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $             18,179     $             10,330
Ratio of Expenses to Average Net Assets                                         0.72%                    0.73%
Ratio of Net Income to Average Net Assets                                       5.78%                    5.64%
Ratio of Expenses to Average Net Assets (excluding waivers)                     0.82%                    0.79%
Ratio of Net Income to Average Net Assets (excluding waivers)                   5.68%                    5.58%
Portfolio Turnover Rate                                                           46%                      16%



(1)Class S shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND



                                                                       Fiscal year             Fiscal period
                                                                          ended                    ended
                                                                   September 30, 2002     September 30, 2001(1,2)
                                                                  --------------------   ------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $               9.30     $               9.48
                                                                --------------------     --------------------
Investment Operations:
 Net Investment Income                                                          0.73                     0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               (1.30)                   (0.19)
                                                                --------------------     --------------------
 Total From Investment Operations                                              (0.57)                   (0.18)
                                                                --------------------     --------------------
Less Distributions:
 Dividends (from net investment income)                                        (0.70)                      --
 Distributions (from capital gains)                                               --                       --
 Return of Capital                                                             (0.07)                      --
                                                                --------------------     --------------------
 Total Distributions                                                           (0.77)                      --
                                                                --------------------     --------------------
Net Asset Value, End of Period                                  $               7.96     $               9.30
                                                                ====================     ====================
Total Return(3)                                                                (6.66)%                  (1.90)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $                 87     $                 --
Ratio of Expenses to Average Net Assets                                         1.01%                    0.00%
Ratio of Net Income to Average Net Assets                                       8.46%                    1.23%
Ratio of Expenses to Average Net Assets (excluding waivers)                     1.57%                    0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)                   7.90%                    1.23%
Portfolio Turnover Rate                                                           86%                      53%



(1)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       37 Prospectus - First American Stock Funds & Income Funds
                                       Class S Shares

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROMERGERS  1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS AND
                                                           STOCK FUNDS

                                  STOCK FUNDS &
                                  INCOME FUNDS
                                    Class Y Shares


                                           LARGE CAP GROWTH FUND*
                                           MID CAP GROWTH FUND*
                                           SMALL CAP GROWTH FUND*
                                           HEALTH SCIENCES FUND*
                                           EMERGING MARKETS FUND*
                                           BOND IMMDEX(TM) FUND*
                                           HIGH YIELD BOND FUND*

*PLEASE NOTE INFORMATION CONTAINED ON THE INSIDE COVER WITH RESPECT TO PROPOSED
 FUND MERGERS.



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Large Cap Growth Fund                                                        2
--------------------------------------------------------------------------------
  Mid Cap Growth Fund                                                          5
--------------------------------------------------------------------------------
  Small Cap Growth Fund                                                        8
--------------------------------------------------------------------------------
  Health Sciences Fund                                                        11
--------------------------------------------------------------------------------
  Emerging Markets Fund                                                       14
--------------------------------------------------------------------------------
  Bond IMMDEX(TM) Fund                                                        17
--------------------------------------------------------------------------------
  High Yield Bond Fund                                                        20
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                   24
--------------------------------------------------------------------------------
  Managing Your Investment                                                    25
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  26
--------------------------------------------------------------------------------
  More About The Funds                                                        28
--------------------------------------------------------------------------------
  Financial Highlights                                                        32
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

*THE BOARD OF DIRECTORS OF FIRST AMERICAN INVESTMENT FUNDS, INC. HAS RECOMMENDED THAT THE FUNDS LISTED BELOW MERGE INTO THE RESPECTIVE ACQUIRING FIRST AMERICAN FUND. THE MERGERS MUST BE APPROVED BY THE SHAREHOLDERS OF LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, HEALTH SCIENCES FUND, EMERGING MARKETS FUND, BOND IMMDEX FUND, AND HIGH YIELD BOND FUND. A SHAREHOLDER MEETING FOR SHAREHOLDERS TO CONSIDER THE MERGER IS SCHEDULED FOR MARCH 2003:

FUNDS (PROPOSED FOR MERGER)         ACQUIRING FIRST AMERICAN FUNDS
-----------------------------       ------------------------------------
  Large Cap Growth Fund       -->   Large Cap Growth Opportunities Fund
  Mid Cap Growth Fund         -->   Mid Cap Growth Opportunities Fund
  Small Cap Growth Fund       -->   Small Cap Select Fund
  Health Sciences Fund        -->   Large Cap Growth Opportunities Fund
  Emerging Markets Fund       -->   International Fund
  Bond IMMDEX Fund            -->   Core Bond Fund
  High Yield Bond Fund        -->   High Income Bond Fund

PENDING SHAREHOLDER CONSIDERATION OF THE PROPOSED MERGER TRANSACTIONS, LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, HEALTH SCIENCES FUND, EMERGING MARKETS FUND, AND BOND IMMDEX FUND ARE CLOSED TO NEW INVESTORS.

--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of certain First American Stock and Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.













                        1 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $238 million to $292 billion as of September 2002, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in U.S. domestic securities.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Large Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                        2 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


28.22%   25.84%   -11.86%     -23.86%    -30.81%
------------------------------------------------
1998     1999      2000        2001       2002


Best Quarter:
Quarter ending   December 31, 1998     29.76%
Worst Quarter:
Quarter ending   March 31, 2001       (20.11)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                     Since
AS OF 12/31/02(1)                                                               Date       One Year   Five Years     Inception
Large Cap Growth Fund
 Class Y (return before taxes)                                             8/18/97        (30.81)%      (5.61)%       (4.30)%
 Class Y (return after taxes on distributions)                                            (30.81)%      (5.93)%       (5.03)%
 Class Y (return after taxes on distributions and sale of fund shares)                    (18.92)%      (4.35)%       (3.51)%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                      (27.88)%      (3.84)%       (2.46)%


(1)On 5/17/02, Capital Growth Fund merged into Large Cap Growth Fund, each a series of First American Investment Funds, Inc. Performance presented prior to 5/17/02 represents that of Capital Growth Fund. On 9/24/01, Capital Growth Fund became the successor by merger to Firstar Large Cap Growth Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Growth Fund. The Firstar Large Cap Growth Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.


(2) An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 8/31/97.


                        3 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
LARGE CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.65%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.36%
 Total Annual Fund Operating Expenses                              1.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.11)%
 NET EXPENSES (AFTER WAIVERS)                                      0.90%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  103
   3 years                                                                $  322
   5 years                                                                $  558
  10 years                                                                $1,236


                        4 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
MID CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $163 million to $11.4 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                        5 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
MID CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


 10.84%     55.02%     3.84%     -29.05%     -31.10
---------------------------------------------------
 1998       1999       2000       2001        2002


Best Quarter:
Quarter ending   December 31, 1999      47.87%
Worst Quarter:
Quarter ending   September 30, 2001    (28.64)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                    Since
AS OF 12/31/02(1,2)                                                             Date       One Year   Five Years    Inception
Mid Cap Growth Fund
 Class Y (return before taxes)                                             2/18/97        (31.10)%      (2.70)%       0.89%
 Class Y (return after taxes on distributions)                                            (31.10)%      (6.79)%      (3.25)%
 Class Y (return after taxes on distributions and sale of fund shares)                    (19.09)%      (1.71)%       0.96%
Russell Midcap Growth Index(3)
(reflects no deduction for fees, expenses, or taxes)                                      (27.41)%      (1.82)%       1.56%


(1)Mid Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(2)On 8/7/98, the Mid Cap Growth Fund became the successor by merger to the Piper Emerging Growth Fund, a series of Piper Funds Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 8/7/98 represents that of the Piper Emerging Growth Fund.


(3)An unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 2/28/97.


                        6 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
MID CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.37%
 Total Annual Fund Operating Expenses                              1.07%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.12)%
 NET EXPENSES (AFTER WAIVERS)                                      0.95%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  109
   3 years                                                                $  340
   5 years                                                                $  590
  10 years                                                                $1,306


                        7 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $8 million to $1.8 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o  above average growth in revenue and earnings.

o  strong competitive position.

o  strong management.

o  sound financial condition.


In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                        8 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


 67.21%     -5.69%     -20.42%     -31.11%
-------------------------------------------
 1999        2000       2001        2002


Best Quarter:
Quarter ending   December 31, 1999      51.50%
Worst Quarter:
Quarter ending   September 30, 2001    (28.92)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                            Since
AS OF 12/31/02(1)                                                                 Date         One Year       Inception
Small Cap Growth Fund
 Class Y (return before taxes)                                               7/31/98          (31.11)%         (1.66)%
 Class Y (return after taxes on distributions)                                                (31.11)%         (3.67)%
 Class Y (return after taxes on distributions and sale of fund shares)                        (19.10)%         (1.20)%
Russell 2000 Growth Index(2)
(reflects no deduction for fees, expenses, or taxes)                                          (30.26)%         (6.71)%


(1)Small Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.


(2)An unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The since inception performance for the index is calculated from 7/31/98.


                        9 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
SMALL CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.31%
 Total Annual Fund Operating Expenses                              1.01%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                           (0.03)%
 NET EXPENSES (AFTER WAIVERS)                                       0.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.98%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  103
   3 years                                                                $  322
   5 years                                                                $  558
  10 years                                                                $1,236


                       10 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Health Sciences Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Health Sciences Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which develop, produce, or distribute products or services connected with health care or medicine, and which derive at least 50% of their assets, revenues, or profits from these products or services at the time of investment.

Examples of products or services connected with health care or medicine include:

o  pharmaceuticals.

o  health care services and administration.

o  diagnostics.

o  medical equipment and supplies.

o  medical technology.

o  medical research and development.


The fund's advisor will invest in companies that it believes have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services; increasing demand for a company's products or services; established market leadership; or exceptional management. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies. The fund may also invest in real estate investment trusts (REITs) that finance medical care facilities. REITs are publicly traded corporations or trusts that acquire, hold, and manage real estate.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

RISKS OF THE HEALTH SCIENCES SECTOR. Because the fund invests primarily in stocks related to health care or medicine, it is particularly susceptible to risks associated with the health sciences industries. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services in these industries.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF DEVELOPMENT STAGE, SMALL- AND MID-CAP STOCKS. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). REITs will be affected by changes in the values of and incomes from the properties they own or the credit quality of the mortgages they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

                       11 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
HEALTH SCIENCES FUND CONTINUED

--------------------------------------------------------------------------------
RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                       12 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
HEALTH SCIENCES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


 16.50%     -6.87%     -0.82%     47.09%     -11.73%     -21.92
-----------------------------------------------------------------
 1997        1998       1999       2000        2001        2002


Best Quarter:
Quarter ending   June 30, 2000          20.07%
Worst Quarter:
Quarter ending   September 30, 1998    (22.38)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                  Since
AS OF 12/31/02                                                                  Date       One Year   Five Years  Inception
Health Sciences Fund
 Class Y (return before taxes)                                             1/31/96        (21.92)%      (1.31)%      1.22%
 Class Y (return after taxes on distributions)                                            (21.92)%      (1.96)%      0.12%
 Class Y (return after taxes on distributions and sale of fund shares)                    (13.46)%      (1.10)%      0.76%
Standard & Poor's Health Care Composite Index(1)
(reflects no deduction for fees, expenses, or taxes)                                      (19.06)%       3.73%       9.86%


(1)An unmanaged index comprised of health care stocks in the Standard & Poor's 500 Index (an unmanaged index of large capitalization stocks). The since inception performance of the index is calculated from 1/31/96.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.80%
 Total Annual Fund Operating Expenses                              1.50%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.52)%
 NET EXPENSES (AFTER WAIVERS)                                      0.98%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.98%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  153
   3 years                                                                $  474
   5 years                                                                $  818
  10 years                                                                $1,791


                       13 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
EMERGING MARKETS FUND

--------------------------------------------------------------------------------
OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

o those that have an emerging stock market (as defined by the International Financial Corporation).

o  those with low- to middle-income economies (according to the World Bank).

o  those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

o its securities are principally traded in an emerging market (including Hong Kong and Singapore).

o it derives at least 50% of its revenue from goods produced, sales made, or services performed in emerging markets countries (including Hong Kong and Singapore).

o it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

o it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's return.


--------------------------------------------------------------------------------
MAIN RISKS

The main risks of investing in Emerging Markets Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       14 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
EMERGING MARKETS FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


 60.70%     -22.68%     -10.92%     -6.32%
-------------------------------------------
 1999        2000        2001        2002


Best Quarter:
Quarter ending   December 31, 1999      49.12%
Worst Quarter:
Quarter ending   September 30, 2001    (20.22)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                           Since
AS OF 12/31/02                                                                    Date        One Year       Inception
Emerging Markets Fund
 Class Y (return before taxes)                                                8/7/98          (6.32)%         (2.37)%
 Class Y (return after taxes on distributions)                                                (6.32)%         (2.40)%
 Class Y (return after taxes on distributions and sale of fund shares)                        (3.88)%         (1.89)%
Morgan Stanley Capital International Emerging Markets Free Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (6.00)%          6.79%


(1)An unmanaged index of securities from emerging markets that are open to foreign investors. The since inception performance of the index is calculated from 8/31/98.

                       15 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
EMERGING MARKETS FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   1.15%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.49%
 Total Annual Fund Operating Expenses                              1.64%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.19)%
 NET EXPENSES (AFTER WAIVERS)                                      1.45%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 1.45%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  167
   3 years                                                                $  517
   5 years                                                                $  892
  10 years                                                                $1,944


                       16 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND

--------------------------------------------------------------------------------
OBJECTIVE

Bond IMMDEX(TM) Fund's objective is to provide investors with high current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Bond IMMDEX(TM) Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in a combination of:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

o  corporate debt obligations.

o  debt obligations issued by foreign governments and other foreign issuers.

o  mortgage- and asset-backed securities.

The investment advisor attempts to make the fund's duration, return, and overall interest rate sensitivity comparable to that of the Lehman Brothers Government/Credit Bond Index. The Lehman Index is a good proxy for measuring the return and other characteristics of the fixed-rate debt market. However, the fund is not an index fund and may invest a substantial portion of its assets in securities not included in the index.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

During normal market conditions, the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities comparable to that of the Lehman Index. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Funds - Investment Strategies," are measures of the fund's interest rate risk.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds - Additional Risks of Income Funds."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISK OF UNDERPERFORMING THE INDEX. While the advisor believes purchasing securities which are not in the Lehman Index or not consistent with the "mix" of the Lehman Index provides the opportunity to achieve an enhanced gross return compared to the Lehman Index, the advisor may err in its choices of securities or portfolio mixes. Furthermore, because of the smaller number of issues held by the fund compared to the Lehman Index, material events affecting the fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the fund to a greater degree than such events will influence the Lehman Index.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       17 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


10.96%  -3.06%   19.55%   3.08%   9.43%   9.43%   -1.36%   11.88%   6.96%  9.37%
--------------------------------------------------------------------------------
1993     1994     1995    1996    1997    1998     1999     2000    2001   2002


Best Quarter:
Quarter ending     June 30, 1995        6.65%
Worst Quarter:
Quarter ending     March 31, 1994      (2.90)%


AVERAGE ANNUAL TOTAL RETURNS                                                Inception
AS OF 12/31/02(1)                                                                Date     One Year     Five Years    Ten Years
Bond IMMDEX(TM) Fund
 Class Y (return before taxes)                                              12/29/89        9.37%         7.10%         7.41%
 Class Y (return after taxes on distributions)                                              6.99%         4.57%         4.78%
 Class Y (return after taxes on distributions and sale of fund shares)                      5.67%         4.41%         4.63%
Lehman Gov't/Credit Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                       11.04%         7.62%         7.61%


(1)On 9/24/01, the Bond IMMDEX(TM) Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Bond IMMDEX(TM) Fund.

(2)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities, in each case with maturities of not less than one year.

                       18 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
BOND IMMDEX(TM) FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.30%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.28%
 Total Annual Fund Operating Expenses                              0.58%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                          (0.10)%
 NET EXPENSES (AFTER WAIVERS)                                      0.48%

THE ADVISOR DOES NOT INTEND TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                   $ 59
   3 years                                                                  $186
   5 years                                                                  $324
  10 years                                                                  $726


                       19 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's yield.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.


INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About the Funds - Investment Strategies," are measures of the fund's interest rate risk.


INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" - or repay - its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


LIQUIDITY AND PRICING RISK. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services - Buying and Selling Shares, Calculating Your Share Price."


FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

                       20 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
HIGH YIELD BOND FUND CONTINUED

--------------------------------------------------------------------------------

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class Y shares of the fund were first offered in 2001, only one calendar year of performance information is available. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


   -0.96%
-----------
    2002

Best Quarter:
Quarter ending   December 31, 2002      6.86%
Worst Quarter:
Quarter ending   September 30, 2002    (4.71)%

AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                           Since
AS OF 12/31/02                                                                    Date        One Year       Inception
High Yield Bond Fund
 Class Y (return before taxes)                                               8/30/01          (0.96)%         (4.81)%
 Class Y (return after taxes on distributions)                                                (3.82)%         (7.69)%
 Class Y (return after taxes on distributions and sale of fund shares)                        (0.61)%         (5.22)%
Lehman Corporate High Yield Index(1)
(reflects no deduction for fees, expenses, or taxes)                                          (1.41)%         (2.05)%



(1)An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment grade debt with at least one year to final maturity. Pay-in-kind bonds, Euro bonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The since inception performance of the index is calculated from 8/31/01.


                       21 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

FUND SUMMARIES
HIGH YIELD BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.70%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.57%
 Total Annual Fund Operating Expenses                              1.27%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.45)%
 NET EXPENSES (AFTER WAIVERS)                                      0.82%



THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  129
   3 years                                                                $  403
   5 years                                                                $  697
  10 years                                                                $1,534


                       22 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION


The funds offer five different share classes. This prospectus offers Class Y shares. Class A, Class B, Class C, and Class S shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.


The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.

CLASS B SHARES. Class B shares have:

o  no front-end sales charge.

o a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

o automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

CLASS S SHARES. Class S shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o  do not have a front-end sales charge or a deferred sales charge.

o have an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

-----------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.


A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Emerging Markets Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

                       23 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Buying and Selling Shares, Redemption In Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                       24 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).


Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, Bond IMMDEX Fund and High Yield Bond Fund expect that their distributions will consist primarily of ordinary income, and Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund expect that their distributions will consist primarily of capital gains.


TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


FOREIGN TAX CREDITS. Emerging Markets Fund may be required to pay withholding and other taxes imposed by foreign countries. If a fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                       25 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
                                                                  --------------
LARGE CAP GROWTH FUND                                                      0.53%
MID CAP GROWTH FUND                                                        0.59%
SMALL CAP GROWTH FUND                                                      0.64%
HEALTH SCIENCES FUND                                                       0.18%
EMERGING MARKETS FUND                                                      0.96%
BOND IMMDEX(TM) FUND                                                       0.20%
HIGH YIELD BOND FUND                                                       0.30%



DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall

Minneapolis, MN 55402


SUB-ADVISOR

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Marvin & Palmer has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2002, the sub-advisor managed a total of approximately $5.8 billion in investments.



DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202


ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds


                       26 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT CONTINUED


and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds' income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

PORTFOLIO MANAGEMENT


Except for Emerging Markets Fund, each fund's investments are managed by a team of persons associated with U.S. Bancorp Asset Management. In the case of Emerging Markets Fund, the fund is managed by a team of persons associated with Marvin & Palmer Associates.


                       27 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.


INVESTMENT APPROACH, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

EFFECTIVE MATURITY, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION, BOND IMMDEX FUND AND HIGH YIELD BOND FUND. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.


TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------

RISKS - ALL FUNDS


The main risks of investing in the funds are summarized in the "Fund Summary" section. More information about fund risks is presented below.

RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.
--------------------------------------------------------------------------------

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that


                       28 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

FOREIGN SECURITY RISK. With the exception of Emerging Markets Fund, each fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Bond IMMDEX Fund may invest up to 15% and High Yield Bond Fund may invest up to 25% of total assets in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

--------------------------------------------------------------------------------

ADDITIONAL RISKS OF INCOME FUNDS


The main risks of investing in the Bond IMMDEX Fund and High Yield Bond Fund are summarized in the "Fund Summaries" section. More information about fund risks is presented below.


INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.


RISKS OF HIGH-YIELD SECURITIES. A significant portion of High Yield Bond Fund's portfolio may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

LIQUIDITY RISK. High Yield Bond Fund is exposed to liquidity risk because of its investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade and, as such, it may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading may also lead to greater price volatility.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.


CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest

                       29 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF STOCK FUNDS


The main risks of investing in Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund are summarized in the "Fund Summaries" section. More information about the fund risks is presented below.


MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.


RISKS OF THE HEALTH SCIENCES SECTOR. Health Sciences Fund invests in equity securities of companies which develop, produce, or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices, or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.


COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


RISKS OF DEVELOPMENT STAGE AND SMALL-CAP STOCKS. Health Sciences Fund and Emerging Markets Fund may have significant investments in development stage and/or small-capitalization companies and Small Cap Growth Fund invests primarily in small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small-capitalization companies at the desired time and price.

RISKS OF MID-CAP STOCKS. Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Mid Cap Growth, Small Cap Growth Fund and Health Sciences Fund may frequently invest in IPOs under certain market conditions. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

RISKS OF REAL ESTATE INVESTMENT TRUSTS (REITS). Health Sciences Fund may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITs indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you


                       30 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


will also indirectly bear similar expenses of some of the REITs in which the fund invests.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF EMERGING MARKETS

Emerging Markets Fund is subject to certain additional risks presented below.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect Emerging Market Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

FOREIGN TAX RISK. Emerging Markets Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EMERGING MARKETS. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners, and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


                       31 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.


The financial highlights for the Large Cap Growth Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Growth Fund. The assets of the Firstar Fund were acquired by First American Capital Growth Fund on September 24, 2001. In connection with such acquisition, Firstar Institutional Class shares were exchanged for Class Y shares of the First American fund.

The financial highlights for the Mid Cap Growth Fund as set forth herein include the historical financial highlights of the Piper Emerging Growth Fund Class A shares. The assets of the Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund on August 7, 1998. In connection with such acquisition, Class Y shares of the Piper Emerging Growth Fund were exchanged for Class Y shares of the Mid Cap Growth Fund. On August 7, 1998, the fund's advisor changed from Piper Capital Management, Incorporated to U.S. Bank National Association.


The financial highlights for Bond IMMDEX(TM) Fund as set forth herein include the historical financial highlights of the Firstar Bond IMMDEX(TM) Fund Institutional Class shares. The assets of the Firstar Bond IMMDEX(TM) Fund were acquired by Bond IMMDEX(TM) Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Bond IMMDEX(TM) Fund were exchanged for Class Y shares of Bond IMMDEX(TM) Fund.


The information for Large Cap Growth Fund and Bond IMMDEX(TM) Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

The information for Mid Cap Growth Fund, Small Cap Growth Fund, Health Sciences Fund, and Emerging Markets Fund for the fiscal years ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, and High Yield Bond Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


                       32 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND


                                                Fiscal year          Fiscal period
                                                   ended                 ended
                                            September 30, 2002    September 30, 2001(1)
                                           --------------------    --------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $               9.38    $              16.52
                                           --------------------    --------------------
Investment Operations:
 Net Investment Income (Loss)                             (0.04)                  (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                          (2.48)                  (6.66)
                                           --------------------    --------------------
 Total From Investment Operations                         (2.52)                  (6.69)
                                           --------------------    --------------------
Less Distributions:
 Dividends (from net investment income)                      --                      --
 Distributions (from capital gains)                          --                   (0.45)
                                           --------------------    --------------------
 Total Distributions                                         --                   (0.45)
                                           --------------------    --------------------
Net Asset Value, End of Period             $               6.86    $               9.38
                                           ====================    ====================
Total Return(3)                                          (26.87)%                (41.46)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $            436,199    $            131,961
Ratio of Expenses to Average Net Assets                    0.90%                   1.14%
Ratio of Net Income (Loss) to Average Net
 Assets                                                    0.05%                  (0.27)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.01%                   1.26%
Ratio of Net Income (Loss) to Average Net
 Assets (excluding waivers)                               (0.06)%                 (0.39)%
Portfolio Turnover Rate                                      62%                     38%

[WIDE TABLE CONTINUED FROM ABOVE]

                                               Fiscal period
                                                   ended               Fiscal year ended November 30,
                                            October 31, 2000(2)        1999         1998         1997
                                           --------------------    -----------    -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period       $              15.18    $     12.39    $     10.91    $     10.45
                                           --------------------    -----------    -----------    -----------
Investment Operations:
 Net Investment Income (Loss)                             (0.02)          0.04           0.04           0.02
 Net Gains (Losses) on Investments
  (both realized and unrealized)                           1.36           3.07           2.09           0.46
                                           --------------------    -----------    -----------    -----------
 Total From Investment Operations                          1.34           3.11           2.13           0.48
                                           --------------------    -----------    -----------    -----------
Less Distributions:
 Dividends (from net investment income)                      --          (0.04)         (0.04)         (0.02)
 Distributions (from capital gains)                          --          (0.28)         (0.61)            --
                                           --------------------    -----------    -----------    -----------
 Total Distributions                                         --          (0.32)         (0.65)         (0.02)
                                           --------------------    -----------    -----------    -----------
Net Asset Value, End of Period             $              16.52    $     15.18    $     12.39    $     10.91
                                           ====================    ===========    ===========    ===========
Total Return(3)                                            8.83%         25.61%         20.91%          5.42%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $            239,576    $   186,177    $   121,475    $   109,087
Ratio of Expenses to Average Net Assets                    1.13%          1.11%          1.09%          1.06%
Ratio of Net Income (Loss) to Average Net
 Assets                                                   (0.15)%         0.17%          0.37%          0.68%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.23%          1.27%          1.29%          1.26%
Ratio of Net Income (Loss) to Average Net
 Assets (excluding waivers)                               (0.25)%         0.01%          0.17%          0.48%
Portfolio Turnover Rate                                      35%            28%            48%            60%

(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
MID CAP GROWTH FUND


                                                            Fiscal year ended September 30,
                                                                2002          2001(1)
                                                             -----------    -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                         $      5.79    $     19.14
                                                             -----------    -----------
Investment Operations:
 Net Investment Loss                                               (0.03)         (0.02)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (1.28)         (6.48)
                                                             -----------    -----------
 Total From Investment Operations                                  (1.31)         (6.50)
                                                             -----------    -----------
Less Distributions:
 Dividends (from net investment income)                               --             --
 Distributions (from capital gains)                                   --          (6.85)
                                                             -----------    -----------
 Total Distributions                                                  --          (6.85)
                                                             -----------    -----------
Net Asset Value, End of Period                               $      4.48    $      5.79
                                                             ===========    ===========
Total Return(2)                                                   (22.63)%       (49.22)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                              $   157,688    $   227,035
Ratio of Expenses to Average Net Assets                             0.95%          0.90%
Ratio of Net Loss to Average Net Assets                            (0.64)%        (0.17)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.07%          0.94%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.76)%        (0.21)%
Portfolio Turnover Rate                                              266%           264%


WIDE TABLE CONTINUED FROM ABOVE]

                                                                  Fiscal year ended September 30,
                                                                   2000          1999         1998
                                                              ------------- ------------- ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  12.99      $  11.87     $   15.29
                                                                --------      --------     ---------
Investment Operations:
 Net Investment Loss                                               (0.08)        (0.03)        (0.04)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    8.90          3.41         (1.82)
                                                                --------      --------     ---------
 Total From Investment Operations                                   8.82          3.38         (1.86)
                                                                --------      --------     ---------
Less Distributions:
 Dividends (from net investment income)                                -             -             -
 Distributions (from capital gains)                                (2.67)        (2.26)        (1.56)
                                                                --------      --------     ---------
 Total Distributions                                               (2.67)        (2.26)        (1.56)
                                                                --------      --------     ---------
Net Asset Value, End of Period                                  $  19.14      $  12.99     $   11.87
                                                                ========      ========     =========
Total Return(2)                                                    76.88%        31.97%       (12.79)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $361,567      $211,527     $  73,356
Ratio of Expenses to Average Net Assets                             0.90%         0.89%         0.87%
Ratio of Net Loss to Average Net Assets                            (0.46)%       (0.25)%       (0.27)%
Ratio of Expenses to Average Net Assets (excluding waivers)         0.92%         0.96%         0.87%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.48)%       (0.32)%       (0.27)%
Portfolio Turnover Rate                                              217%           94%           39%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       33 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND(1)


                                                                          Fiscal year ended September 30,
                                                                 2002(2)       2001(2)         2000          1999         1998
                                                              ------------- ------------- ------------- ------------- -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  11.50      $  24.79      $  16.92      $  11.98      $  14.29
                                                                --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Loss                                               (0.06)        (0.04)        (0.06)        (0.02)            -
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (2.47)        (8.69)        10.00          4.98         (2.31)
                                                                --------      --------      --------      --------      --------
 Total From Investment Operations                                  (2.53)        (8.73)         9.94          4.96         (2.31)
                                                                --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                                -             -             -             -             -
 Distributions (from capital gains)                                    -         (4.49)        (2.07)        (0.02)            -
 Distributions (from return of capital)                                -         (0.07)            -             -             -
                                                                --------      --------      --------      --------      --------
 Total Distributions                                                   -         (4.56)        (2.07)        (0.02)            -
                                                                --------      --------      --------      --------      --------
Net Asset Value, End of Period                                  $   8.97      $  11.50      $  24.79      $  16.92      $  11.98
                                                                ========      ========      ========      ========      ========
Total Return(4)                                                   (22.00)%      (41.55)%       62.58%        41.42%       (16.17)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $205,253      $330,917      $478,975      $248,679      $113,874
Ratio of Expenses to Average Net Assets                             0.98%         0.90%         0.89%         0.90%         0.90%
Ratio of Net Loss to Average Net Assets                            (0.54)%       (0.28)%       (0.30)%       (0.16)%       (0.20)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.04%         0.90%         0.89%         0.91%         0.90%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.60)%       (0.28)%       (0.30)%       (0.17)%       (0.20)%
Portfolio Turnover Rate                                              286%          265%          230%          110%           92%


(1)Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the reorganization of the FAIF Small Cap Growth Fund and the Piper Small Company Growth Fund, that occurred on July 31, 1998. Piper Small Company Growth Fund is the financial reporting survivor. Therefore, the financial highlights for the Small Cap Growth Fund represent the financial highlights information of the former Piper Small Company Growth Fund. On July 31, 1998, the fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank National Association.

(2)Per share data calculated using average shares outstanding method.


(3)Class Y shares have been offered since July 31, 1998. There is no historical information for this class of Piper Small Company Growth Fund prior to the reorganization on July 31, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       34 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
HEALTH SCIENCES FUND


                                                                              Fiscal year ended September 30,
                                                                  2002        2001(1)       2000         1999         1998
                                                              ------------ ------------ ------------ ------------ ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $   9.93     $  13.42     $   8.28    $   7.84      $  12.08
                                                                --------     --------     --------    --------      --------
Investment Operations:
 Net Investment Income (Loss)                                      (0.02)           -            -        0.04          0.03
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (1.91)       (2.12)        5.14        0.48         (2.78)
                                                                --------     --------     --------    --------      --------
 Total From Investment Operations                                  (1.93)       (2.12)        5.14        0.52         (2.75)
                                                                --------     --------     --------    --------      --------
Less Distributions:
 Dividends (from net investment income)                                -            -            -        (0.04)       (0.03)
 Distributions (from capital gains)                                    -        (1.37)           -        (0.04)       (1.46)
                                                                --------     --------     --------    ---------     --------
 Total Distributions                                                   -        (1.37)           -        (0.08)       (1.49)
                                                                --------     --------     --------    ---------     --------
Net Asset Value, End of Period                                  $   8.00     $   9.93     $  13.42    $   8.28      $   7.84
                                                                ========     ========     ========    =========     ========
Total Return(2)                                                   (19.44)%     (17.15)%      62.10%        6.59%      (25.10)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 12,421     $ 17,141     $ 19,175    $  12,192     $ 21,977
Ratio of Expenses to Average Net Assets                             0.98%        0.90%        0.92%        0.90%        0.90%
Ratio of Net Income (Loss) to Average Net Assets                   (0.24)%      (0.04)%      (0.02)%       0.38%        0.27%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.50%        1.17%        1.21%        1.05%        0.95%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                               (0.76)%      (0.31)%      (0.31)%       0.23%        0.22%
Portfolio Turnover Rate                                               98%         103%         104%          53%          45%


(1)Per share data calculated using average shares outstanding method.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND


                                                                        Fiscal year ended September 30,
                                                                 2002(1)      2001(1)      2000(1)      1999(1)      1998(2)
                                                              ------------ ------------ ------------ ------------ ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $    5.92    $    8.55    $    6.80    $    5.62    $    7.27
                                                               ---------    ---------    ---------    ---------    ---------
Investment Operations:
 Net Investment Income (Loss)                                      (0.02)        0.06        (0.04)       (0.02)        0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    0.38        (2.69)        1.79         1.20        (1.66)
                                                               ---------    ---------    ---------    ---------    ---------
 Total From Investment Operations                                   0.36        (2.63)        1.75         1.18        (1.65)
                                                               ---------    ---------    ---------    ---------    ---------
Less Distributions:
 Dividends (from net investment income)                            (0.02)           -            -            -            -
 Distributions (from capital gains)                                    -            -            -            -            -
                                                               ---------    ---------    ---------    ---------    ---------
 Total Distributions                                               (0.02)           -            -            -            -
                                                               ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $    6.26    $    5.92    $    8.55    $    6.80    $    5.62
                                                               =========    =========    =========    =========    =========
Total Return(3)                                                     6.10%      (30.84)%      25.74%       21.00%      (22.70)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $  46,006    $  40,282    $  55,753    $  40,255    $   7,444
Ratio of Expenses to Average Net Assets                             1.45%        1.45%        1.45%        1.45%        1.46%
Ratio of Net Income (Loss) to Average Net Assets                   (0.28)%       0.88%       (0.42)%      (0.35)%       0.83%
Ratio of Expenses to Average
 Net Assets (excluding waivers)                                     1.64%        1.67%        1.64%        1.73%        3.30%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.47)%       0.66%       (0.61)%      (0.63)%      (1.01)%
Portfolio Turnover Rate                                              138%         132%         149%         138%          48%


(1)Per share data calculated using average shares outstanding method.


(2)Class Y shares have been offered since August 10, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       35 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
BOND IMMDEX(TM) FUND


                                                 Fiscal year           Fiscal period
                                                    ended                  ended
                                             September 30, 2002   September 30, 2001(1,2)
                                            -------------------- ------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $  29.17               $  27.51
                                                  --------               --------
Investment Operations:
 Net Investment Income                               1.70                   1.58
 Net Gains (Losses) on Investments
  (both realized and unrealized)                     0.08                   1.72
                                                  --------               --------
 Total From Investment Operations                    1.78                   3.30
                                                  --------               --------
Less Distributions:
 Dividends (from net investment income)              (1.66)                 (1.53)
 Distributions (from capital gains)                  (0.06)                 (0.11)
                                                  --------               --------
 Total Distributions                                 (1.72)                 (1.64)
                                                  --------               --------
Net Asset Value, End of Period                    $  29.23               $  29.17
                                                  ========               ========
Total Return(3)                                       6.44%                 12.33%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $710,922               $645,134
Ratio of Expenses to Average Net Assets               0.48%                  0.48%
Ratio of Net Income to Average Net Assets             5.98%                  6.06%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  0.58%                  0.51%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                  5.88%                  6.03%
Portfolio Turnover Rate                                 46%                    16%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                       Fiscal year ended October 31,
                                                2000         1999         1998         1997
                                            ------------ ------------ ------------ ------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  27.37     $  29.02     $  28.16     $  27.55
                                              --------     --------     --------     --------
Investment Operations:
 Net Investment Income                           1.94         1.70         1.72         1.75
 Net Gains (Losses) on Investments
  (both realized and unrealized)                 0.13         (1.65)       0.85         0.61
                                              --------     --------     --------     --------
 Total From Investment Operations                2.07         0.05         2.57         2.36
                                              --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)          (1.93)       (1.70)       (1.71)       (1.75)
 Distributions (from capital gains)                  -            -            -            -
                                              --------     --------     --------     --------
 Total Distributions                             (1.93)       (1.70)       (1.71)       (1.75)
                                              --------     --------     --------     --------
Net Asset Value, End of Period                $  27.51     $  27.37     $  29.02     $  28.16
                                              ========     ========     ========     ========
Total Return(3)                                   7.29%        0.20%        9.41%        8.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $477,455     $421,897     $471,425     $408,018
Ratio of Expenses to Average Net Assets           0.49%        0.47%        0.42%        0.42%
Ratio of Net Income to Average Net Assets         6.55%        6.05%        6.02%        6.33%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              0.49%        0.48%        0.49%        0.49%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                              6.55%        6.04%        5.95%        6.26%
Portfolio Turnover Rate                             25%          57%          20%          35%



(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       36 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND

                                                                  Fiscal period ended September
                                                                              30,
                                                                       2002         2001(1,2)
                                                                  -------------   ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $   9.31        $  10.00
                                                                    --------        --------
Investment Operations:
 Net Investment Income                                                  0.75            0.05
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       (1.29)          (0.70)
                                                                    --------        --------
 Total From Investment Operations                                      (0.54)          (0.65)
                                                                    --------        --------
Less Distributions:
 Dividends (from net investment income)                                (0.72)          (0.04)
 Distributions (from capital gains)                                        -               -
 Distributions (from return of capital)                                (0.07)              -
                                                                    --------        --------
 Total Distributions                                                   (0.79)          (0.04)
                                                                    --------        --------
Net Asset Value, End of Period                                      $   7.98        $   9.31
                                                                    ========        ========
Total Return(3)                                                        (6.33)%         (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $ 21,157        $  8,308
Ratio of Expenses to Average Net Assets                                 0.82%           0.96%
Ratio of Net Income to Average Net Assets                               8.19%           6.06%
Ratio of Expenses to Average Net Assets (excluding waivers)             1.27%           1.23%
Ratio of Net Income to Average Net Assets (excluding waivers)           7.74%           5.79%
Portfolio Turnover Rate                                                   86%             53%

(1)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                       37 Prospectus - First American Stock Funds & Income Funds
                                       Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.
--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).
--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROMERGERY  1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS

                              TAX FREE INCOME FUNDS
                                  CLASS A AND CLASS C SHARES

                                           ARIZONA TAX FREE FUND
                                           CALIFORNIA TAX FREE FUND
                                           COLORADO TAX FREE FUND
                                           MINNESOTA TAX FREE FUND
                                           MISSOURI TAX FREE FUND
                                           NEBRASKA TAX FREE FUND
                                           OHIO TAX FREE FUND
                                           TAX FREE FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Arizona Tax Free Fund                                                        2
--------------------------------------------------------------------------------
  California Tax Free Fund                                                     5
--------------------------------------------------------------------------------
  Colorado Tax Free Fund                                                       8
--------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                                     11
--------------------------------------------------------------------------------
  Missouri Tax Free Fund                                                      14
--------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                                      17
--------------------------------------------------------------------------------
  Ohio Tax Free Fund                                                          20
--------------------------------------------------------------------------------
  Tax Free Fund                                                               22
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                               25
--------------------------------------------------------------------------------
  Selling Shares                                                              29
--------------------------------------------------------------------------------
  Managing Your Investment                                                    31
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  33
--------------------------------------------------------------------------------
  More About The Funds                                                        34
--------------------------------------------------------------------------------
  Financial Highlights                                                        36
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

                             1 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
ARIZONA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Arizona Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Arizona Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Arizona income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Arizona and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


                             2 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
ARIZONA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


[BAR CHART]


4.74%     9.36%
-------------------
2001      2002

Best Quarter:
Quarter ending   September 30, 2002     5.00%
Worst Quarter:
Quarter ending   December 31, 2001     (0.65)%

AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
Arizona Tax Free Fund
 Class A (return before taxes)                                                2/1/00         4.69%        7.79%
 Class A (return after taxes on distributions)                                               4.61%        7.73%
 Class A (return after taxes on distributions and sale of fund shares)                       4.53%        7.21%
 Class C (return before taxes)                                                2/1/00         6.74%        8.57%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%        9.20%


(1)An unmanaged index comprised of fixed-rate, investment-grade, tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

                             3 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
ARIZONA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)   CLASS A  CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                    4.25%    2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES              4.25%(2) 1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                          0.00%(3) 1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                     $ 50     $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                               0.50%    0.50%
 Distribution and Service (12b-1) Fees                         0.25%    1.00%(5)
 Other Expenses                                                0.62%    0.62%
 Total Annual Fund Operating Expenses                          1.37%    2.12%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.62)%   (0.97)%
 NET EXPENSES (AFTER WAIVERS)                                 0.75%     1.15%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75% AND 1.15%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year        $   559                   $   413                   $   313
   3 years       $   840                   $   757                   $   757
   5 years       $ 1,143                   $ 1,228                   $ 1,228
  10 years       $ 2,001                   $ 2,527                   $ 2,527


                             4 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
CALIFORNIA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

California Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


                             5 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
CALIFORNIA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


[BAR CHART]


4.31%     9.33%
--------------------
2001      2002


Best Quarter:
Quarter ending   September 30, 2002     5.92%
Worst Quarter:
Quarter ending   December 31, 2001     (0.76)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
California Tax Free Fund
 Class A (return before taxes)                                                2/1/00         4.72%        8.16%
 Class A (return after taxes on distributions)                                               4.51%        8.03%
 Class A (return after taxes on distributions and sale of fund shares)                       4.54%        7.45%
 Class C (return before taxes)                                                2/1/00         6.84%        9.02%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%        9.20%


(1)An unmanaged index comprised of fixed-rate, investment-grade, tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

                             6 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
CALIFORNIA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                   4.25%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             4.25%(2)  1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                         0.00%(3)  1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $ 50      $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%     0.50%
 Distribution and Service (12b-1) Fees                        0.25%     1.00%(5)
 Other Expenses                                               0.56%     0.56%
 Total Annual Fund Operating Expenses                         1.31%     2.06%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.56)%   (0.91)%
 NET EXPENSES (AFTER WAIVERS)                                 0.75%     1.15%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75% AND 1.15%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year        $   553                   $   407                   $   307
   3 years       $   823                   $   739                   $   739
   5 years       $ 1,113                   $ 1,197                   $ 1,197
  10 years       $ 1,937                   $ 2,466                   $ 2,466


                             7 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
COLORADO TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Colorado Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


                             8 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
COLORADO TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


[BAR CHART]


5.35%     10.35%
--------------------
2001      2002

Best Quarter:
Quarter ending   September 30, 2002     5.55%
Worst Quarter:
Quarter ending   December 31, 2001     (0.73)%



AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
Colorado Tax Free Fund
 Class A (return before taxes)                                                2/1/00         5.69%        8.38%
 Class A (return after taxes on distributions)                                               5.64%        8.35%
 Class A (return after taxes on distributions and sale of fund shares)                       5.08%        7.68%
 Class C (return before taxes)                                                2/1/00         7.76%        9.19%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%        9.20%


(1)An unmanaged index comprised of fixed-rate, investment-grade, tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

                             9 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
COLORADO TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                   4.25%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             4.25%(2)  1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                         0.00%(3)  1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $ 50       $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%     0.50%
 Distribution and Service (12b-1) Fees                        0.25%     1.00%(5)
 Other Expenses                                               0.55%     0.55%
 Total Annual Fund Operating Expenses                         1.30%     2.05%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.55)%   (0.90)%
 NET EXPENSES (AFTER WAIVERS)                                 0.75%     1.15%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75% AND 1.15%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year        $   552                   $   406                   $   306
   3 years       $   820                   $   736                   $   736
   5 years       $ 1,108                   $ 1,192                   $ 1,192
  10 years       $ 1,926                   $ 2,455                   $ 2,455


                            10 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
MINNESOTA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Minnesota Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


                            11 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
MINNESOTA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]


11.97%  -5.47%  19.37%  2.73%  8.77%  6.40%  -2.92%  9.60%  4.62%  8.56%
--------------------------------------------------------------------------------
1993     1994   1995    1996   1997   1998    1999   2000   2001   2002


Best Quarter:
Quarter ending     March 31, 1995       7.83%
Worst Quarter:
Quarter ending     March 31, 1994      (4.94)%


                                                                                                                            Since
AVERAGE ANNUAL TOTAL RETURNS                                             Inception                    Five        Ten   Inception
AS OF 12/31/02(1)                                                             Date    One Year       Years       Years   (Class C)
Minnesota Tax Free Fund
 Class A (return before taxes)                                             7/11/88       3.96%       4.25%       5.68%         N/A
 Class A (return after taxes on distributions)                                           3.87%       4.19%       5.55%         N/A
 Class A (return after taxes on distributions and sale of fund shares)                   4.04%       4.30%       5.52%         N/A
 Class C (return before taxes)                                              2/1/99       5.99%         N/A         N/A       4.04%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                     9.60%       6.06%       6.71%       5.77%


(1)On 7/31/98, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund.

(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index for Class C shares is calculated from 1/31/99.

                            12 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
MINNESOTA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                   4.25%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             4.25%(2)  1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                         0.00%(3)  1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $ 50      $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%     0.50%
 Distribution and Service (12b-1) Fees                        0.25%     1.00%(5)
 Other Expenses                                               0.34%     0.34%
 Total Annual Fund Operating Expenses                         1.09%     1.84%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.14)%   (0.49)%
 NET EXPENSES (AFTER WAIVERS)                                 0.95%     1.35%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95% AND 1.35%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year        $   531                   $   385                   $   285
   3 years       $   757                   $   673                   $   673
   5 years       $ 1,000                   $ 1,086                   $ 1,086
  10 years       $ 1,697                   $ 2,237                   $ 2,237


                            13 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
MISSOURI TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Missouri Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Missouri Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and State of Missouri income tax, including the federal alternative minimum tax. The fund may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the State of Missouri and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


                            14 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
MISSOURI TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]


11.63%  -5.78%  16.89%  2.90%  8.08%  5.11%  -3.08%  10.76%  3.77%  9.15%
--------------------------------------------------------------------------------
1993     1994   1995    1996   1997   1998    1999   2000    2001   2002


Best Quarter:
Quarter ending     March 31, 1995       7.58%
Worst Quarter:
Quarter ending     March 31, 1994      (5.57)%


                                                                                                                        Since
AVERAGE ANNUAL TOTAL RETURNS                                             Inception                 Five      Ten    Inception
AS OF 12/31/02(1)                                                             Date    One Year    Years    Years     (Class C)
Missouri Tax Free Fund
 Class A (return before taxes)                                             9/28/90       4.52%    4.12%    5.28%           N/A
 Class A (return after taxes on distributions)                                           4.40%    4.08%    5.24%           N/A
 Class A (return after taxes on distributions and sale of fund shares)                   4.34%    4.11%    5.13%           N/A
 Class C (return before taxes)                                             9/24/01       6.56%      N/A      N/A         4.25%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                     9.60%    6.06%    6.71%         7.09%


(1)On 9/24/01, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund, which have no distribution or shareholder servicing fees. Performance prior to 10/2/95 reflects performance without such fees.


(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index for Class C shares is calculated from 9/30/01.


                            15 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
MISSOURI TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                   4.25%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             4.25%(2)  1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                         0.00%(3)  1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $ 50      $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%     0.50%
 Distribution and Service (12b-1) Fees                        0.25%     1.00%(5)
 Other Expenses                                               0.31%     0.31%
 Total Annual Fund Operating Expenses                         1.06%     1.81%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.11)%   (0.46)%
 NET EXPENSES (AFTER WAIVERS)                                 0.95%     1.35%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95% AND 1.35%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.


--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year        $   528                   $   382                   $   282
   3 years       $   748                   $   664                   $   664
   5 years       $   985                   $ 1,070                   $ 1,070
  10 years       $ 1,664                   $ 2,205                   $ 2,205


                            16 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
NEBRASKA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Nebraska Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Nebraska Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Nebraska income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Nebraska and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


RISKS OF UNRATED SECURITIES. The fund may invest without limit in unrated securities. When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.


                            17 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
NEBRASKA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because Class A shares of the fund were first offered in 2001, only one calendar year of performance information is available. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)


[BAR CHART]


10.19%
--------
2002

Best Quarter:
Quarter ending   September 30, 2002     4.97%
Worst Quarter:
Quarter ending   December 31, 2001     (1.16)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                      Since
AS OF 12/31/02                                                                  Date      One Year    Inception
Nebraska Tax Free Fund
 Class A (return before taxes)                                               2/28/01         5.53%        4.80%
 Class A (return after taxes on distributions)                                               5.52%        4.79%
 Class A (return after taxes on distributions and sale of fund shares)                       4.92%        4.62%
 Class C (return before taxes)                                               2/28/01         7.55%        5.99%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%        7.27%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 2/28/01.

                            18 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
NEBRASKA TAX FREE FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                   4.25%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             4.25%(2)  1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                         0.00%(3)  1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $ 50      $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%     0.50%
 Distribution and Service (12b-1) Fees                        0.25%     1.00%(5)
 Other Expenses                                               0.54%     0.54%
 Total Annual Fund Operating Expenses                         1.29%     2.04%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.54)%   (0.89)%
 NET EXPENSES (AFTER WAIVERS)                                 0.75%     1.15%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75% AND 1.15%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year        $   551                   $   405                   $   305
   3 years       $   817                   $   733                   $   733
   5 years       $ 1,102                   $ 1,187                   $ 1,187
  10 years       $ 1,915                   $ 2,445                   $ 2,445


                            19 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
OHIO TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Ohio Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Ohio Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Ohio income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Ohio and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

RISKS OF UNRATED SECURITIES. The fund may invest up to 25% of its total assets in unrated securities (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities). When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.
--------------------------------------------------------------------------------
FUND PERFORMANCE


Because Ohio Tax Free Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


                            20 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
OHIO TAX FREE FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                   4.25%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             4.25%(2)  1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                         0.00%(3)  1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $ 50      $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%     0.50%
 Distribution and Service (12b-1) Fees                        0.25%     1.00%(5)
 Other Expenses                                               0.48%     0.48%
 Total Annual Fund Operating Expenses                         1.23%     1.98%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.48)%   (0.83)%
 NET EXPENSES (AFTER WAIVERS)                                 0.75%     1.15%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75% AND 1.15%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year         $  545                    $  399                    $  299
   3 years        $  799                    $  715                    $  715
   5 years        $1,072                    $1,157                    $1,157
  10 years        $1,850                    $2,383                    $2,383


                            21 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Tax Free Fund has an objective of providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio and geographical diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.


POLITICAL AND ECONOMIC RISK. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


                            22 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C shares, the table only includes returns before taxes. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

--------------------------------------------------------------------------------

 ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)


[BAR CHART]


9.94%     5.94%     -4.33%     12.31%     3.73%     9.46%
--------------------------------------------------------------------------------
1997      1998       1999      2000       2001      2002

Best Quarter:
Quarter ending   September 30, 2002     5.16%
Worst Quarter:
Quarter ending   June 30, 1997         (2.76)%



                                                                                                              Since       Since
AVERAGE ANNUAL TOTAL RETURNS                                             Inception                 Five   Inception   Inception
AS OF 12/31/02(1)                                                             Date    One Year    Years   (Class A)   (Class C)
Tax Free Fund
 Class A (return before taxes)                                            11/18/96       4.79%    4.38%       5.23%        N/A
 Class A (return after taxes on distributions)                                           4.55%    4.29%       4.92%        N/A
 Class A (return after taxes on distributions and sale of fund shares)                   4.75%    4.31%       4.92%        N/A
 Class C (return before taxes)                                             9/24/01       6.90%      N/A         N/A      4.67%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                     9.60%    6.06%       6.41%      7.09%



(1)On 9/24/01, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund.


(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index for Class A and Class C shares is calculated from 11/30/96 and 9/30/01, respectively.


                            23 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

FUND SUMMARIES
TAX FREE FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)  CLASS A   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                   4.25%     2.00%
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES             4.25%(2)  1.00%
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                         0.00%(3)  1.00%
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
 ANNUAL MAINTENANCE FEE(4)                                    $ 50       $ 50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                              0.50%     0.50%
 Distribution and Service (12b-1) Fees                        0.25%     1.00%(5)
 Other Expenses                                               0.27%     0.27%
 Total Annual Fund Operating Expenses                         1.02%     1.77%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                     (0.07)%   (0.42)%
 NET EXPENSES (AFTER WAIVERS)                                 0.95%     1.35%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.95% AND 1.35%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(5)The distributor has agreed to limit its 12b-1 fees to 0.65% for Class C shares. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                           CLASS C                   CLASS C
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year        $   525                   $   378                   $   278
   3 years       $   736                   $   652                   $   652
   5 years       $   964                   $ 1,050                   $ 1,050
  10 years       $ 1,620                   $ 2,163                   $ 2,163


                            24 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
BUYING SHARES


--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer three different share classes. This prospectus offers Class A and Class C shares. Class Y shares are available through a separate prospectus. There are differences among the fees and expenses for each of the three classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o a front-end sales charge determined by the amount of your purchase. See "Calculating Your Share Price - Class A Shares."

o annual shareholder servicing (12b-1) fees of 0.25%. See "Fund Summaries - Fees and Expenses."

o  reduced sales charges for larger purchases. See "Reducing Your Sales Charge."

     CLASS C SHARES. Class C shares have:

o a front-end sales charge of 1.00%. See "Calculating Your Share Price - Class C Shares."

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase. See "Calculating Your Share Price - Class C Shares."

o annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summaries - Fees and Expenses."

o Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

o orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

o orders for Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

     CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.


--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                            12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                                 0.25% of average daily net assets
Class C shares                                 1%* of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25%* of a fund's Class A and Class C share average daily net assets attributable to shares sold through such institutions. The funds' distributor also pays institutions which sell Class C shares a 0. 75%* annual distribution fee beginning one year after the shares are sold. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

* The distributor has agreed to limit its shareholder servicing fee to 0.15% and its distribution fee to 0.50% for Class C shares. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class C shares of the funds.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of

                            25 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                Sales Charge                Maximum
                                                        Reallowance
                        As a % of       As a % of         as a % of
                         Offering       Net Asset          Purchase
                            Price           Value             Price
-------------------------------------------------------------------
Less than $50,000           4.25%           4.44%             4.00%
$50,000 - $99,999           4.00%           4.17%             3.75%
$100,000 - $249,999         3.50%           3.63%             3.25%
$250,000 - $499,999         2.50%           2.56%             2.25%
$500,000 - $999,999         2.00%           2.04%             1.75%
$1 million and over         0.00%           0.00%             0.00%
-------------------------------------------------------------------

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund (except the money market funds), you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million." More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

--------------------------------------------------------------------------------
FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

                            26 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to an additional 1% of your purchase price to your investment professional or participating institution. Furthermore, the advisor may pay its affiliated broker-dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., an additional commission of up to 1% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701|M/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES


You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. "Accepted" means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

You cannot purchase shares by wire on days when federally chartered banks are closed.

                            27 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


o third-party checks, credit cards, credit card checks, and cash may not be accepted.


o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

                            28 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Redemption In Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the NYSE. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

o  name of the fund.

o  account number.

o  dollar amount or number of shares redeemed.

o  name on the account.

o  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the fund's records.

o  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

                            29 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
ACCOUNTS WITH LOW BALANCES


If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

o  deduct a $50 annual account maintenance fee, or


o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares (or Class S shares if available) of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                            30 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED


SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.


STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.
--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's long-term net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ARIZONA INCOME TAXATION. Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.

CALIFORNIA INCOME TAXATION. California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

COLORADO INCOME TAXATION. Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that

                            31 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT CONTINUED

they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

MINNESOTA INCOME TAXATION. Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

MISSOURI INCOME TAXATION. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.

NEBRASKA INCOME TAXATION. Dividends paid by Nebraska Tax Free Fund will be exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations.

OHIO INCOME TAXATION. Dividends paid by Ohio Tax Free Fund will be exempt from Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.

                            32 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
Arizona Tax Free Fund                                                      0.00%
California Tax Free Fund                                                   0.00%
Colorado Tax Free Fund                                                     0.00%
Minnesota Tax Free Fund                                                    0.36%
Missouri Tax Free Fund                                                     0.39%
Nebraska Tax Free Fund                                                     0.00%
Ohio Tax Free Fund                                                         0.01%
Tax Free Fund                                                              0.43%


--------------------------------------------------------------------------------
DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

                            33 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.
--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

INVESTMENT APPROACH. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See "Risks of Municipal Lease Obligations."

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See "Interest Rate Risk" and "Risks of Inverse Floating Rate Securities."

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.
--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

                            34 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

POLITICAL AND ECONOMIC RISK. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF INVERSE FLOATING RATE SECURITIES. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                            35 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A shares and Class C shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The financial highlights for the Minnesota Tax Free Fund as set forth herein include the historical financial highlights of the Piper Minnesota Tax-Exempt Fund Class A shares. The assets of the Piper Minnesota Tax-Exempt Fund were acquired by Minnesota Tax Free Fund on July 31, 1998. In connection with this acquisition, Class A shares of the Piper Minnesota Tax-Exempt Fund were exchanged for Class A shares of the Minnesota Tax Free Fund. On July 31, 1998, the Fund's advisor changed from Piper Capital Management Incorporated to U.S. Bank National Association.

The financial highlights for the Missouri Tax Free Fund as set forth herein include the historical financial highlights of the Firstar Missouri Tax-Exempt Bond Fund Class A shares. The assets of the Firstar Missouri Tax-Exempt Bond Fund were acquired by Missouri Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar Missouri Tax-Exempt Bond Fund were exchanged for Class A shares of Missouri Tax Free Fund.


The financial highlights for the Tax Free Fund as set forth herein include the historical financial highlights of the Firstar National Municipal Bond Fund Class A shares. The assets of the Firstar National Municipal Bond Fund were acquired by Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar National Municipal Bond Fund were exchanged for Class A Shares of the Tax Free Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Tax Free Fund and the Firstar National Municipal Bond Fund. Firstar National Municipal Bond Fund is the accounting survivor.

The information for Arizona Tax Free Fund, California Tax Free Fund, and Colorado Tax Free Fund for the fiscal periods ended September 30, 2002, September 30, 2001, and September 30, 2000, for Minnesota Tax Free Fund for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, for Nebraska Tax Free Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, and for Ohio Tax Free Fund for the fiscal period ended September 30, 2002, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for Minnesota Tax Free Fund for the fiscal year ended September 30, 1998, has been audited by other auditors.

The information for Missouri Tax Free Fund and Tax Free Fund for the fiscal periods ended September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


                            36 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
ARIZONA TAX FREE FUND


                                                                  Fiscal period ended September 30,
CLASS A SHARES                                                       2002       2001      2000(1)
---------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 10.99    $ 10.45    $ 10.00
                                                                    -------    -------    -------
Investment Operations:
 Net Investment Income                                                 0.48       0.55       0.36
 Net Gains on Investments
  (both realized and unrealized)                                       0.44       0.53       0.45
                                                                    -------    -------    -------
 Total From Investment Operations                                      0.92       1.08       0.81
                                                                    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                               (0.48)     (0.54)     (0.36)
 Distributions (from capital gains)                                   (0.02)         -          -
                                                                    -------    -------    -------
 Total Distributions                                                  (0.50)     (0.54)     (0.36)
                                                                    -------    -------    -------
Net Asset Value, End of Period                                      $ 11.41    $ 10.99    $ 10.45
                                                                    =======    =======    =======
Total Return(2)                                                        8.69%     10.50%      8.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $12,413    $13,971    $ 9,668
Ratio of Expenses to Average Net Assets                                0.75%      0.25%      0.25%
Ratio of Net Income to Average Net Assets                              4.40%      5.10%      5.31%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.37%      1.45%      1.80%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.78%      3.90%      3.76%
Portfolio Turnover Rate                                                  30%        19%        27%

(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                   Fiscal period ended September 30,
CLASS C SHARES                                                       2002       2001      2000(1)
----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  10.98    $ 10.44    $ 10.00
                                                                    -------    -------    -------
Investment Operations:
 Net Investment Income                                                 0.44       0.53       0.34
 Net Gains on Investments
  (both realized and unrealized)                                       0.44       0.51       0.44
                                                                    -------    -------    -------
 Total From Investment Operations                                      0.88       1.04       0.78
                                                                    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                               (0.44)     (0.50)     (0.34)
 Distributions (from capital gains)                                   (0.02)         -          -
                                                                    -------    -------    -------
 Total Distributions                                                  (0.46)     (0.50)     (0.34)
                                                                    -------    -------    -------
Net Asset Value, End of Period                                      $ 11.40    $ 10.98    $ 10.44
                                                                    =======    =======    =======
Total Return(2)                                                        8.28%     10.15%      7.88%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $ 2,910    $ 2,003    $    22
Ratio of Expenses to Average Net Assets                                1.15%      0.65%      0.65%
Ratio of Net Income to Average Net Assets                              4.00%      4.66%      4.95%
Ratio of Expenses to Average Net Assets (excluding waivers)            2.12%      1.84%      2.72%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.03%      3.47%      2.88%
Portfolio Turnover Rate                                                  30%        19%        27%

(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            37 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND



                                                                   Fiscal period ended September 30,
CLASS A SHARES                                                       2002       2001      2000(1)
----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 11.17    $ 10.66    $ 10.00
                                                                    -------    -------    -------
Investment Operations:
 Net Investment Income                                                 0.48       0.52       0.35
 Net Gains on Investments
  (both realized and unrealized)                                       0.50       0.50       0.66
                                                                    -------    -------    -------
 Total From Investment Operations                                      0.98       1.02       1.01
                                                                    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                               (0.47)     (0.51)     (0.35)
 Distributions (from capital gains)                                   (0.05)         -          -
                                                                    -------    -------    -------
 Total Distributions                                                  (0.52)     (0.51)     (0.35)
                                                                    -------    -------    -------
Net Asset Value, End of Period                                      $ 11.63    $ 11.17    $ 10.66
                                                                    =======    =======    =======
Total Return(2)                                                        9.10%      9.73%     10.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $12,954    $18,139    $ 6,029
Ratio of Expenses to Average Net Assets                                0.75%      0.25%      0.25%
Ratio of Net Income to Average Net Assets                              4.26%      4.75%      5.20%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.31%      1.35%      1.85%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.70%      3.65%      3.60%
Portfolio Turnover Rate                                                  33%        19%        12%

(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                    Fiscal period ended September 30,
CLASS C SHARES                                                       2002       2001      2000(1)
----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 11.18    $ 10.66    $ 10.00
                                                                    -------    -------    -------
Investment Operations:
 Net Investment Income                                                 0.42       0.47       0.32
 Net Gains on Investments
  (both realized and unrealized)                                       0.52       0.51       0.66
                                                                    -------    -------    -------
 Total From Investment Operations                                      0.94       0.98       0.98
                                                                    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                               (0.43)     (0.46)     (0.32)
 Distributions (from capital gains)                                   (0.05)         -          -
                                                                    -------    -------    -------
 Total Distributions                                                  (0.48)     (0.46)     (0.32)
                                                                    -------    -------    -------
Net Asset Value, End of Period                                      $ 11.64    $ 11.18    $ 10.66
                                                                    =======    =======    =======
Total Return(2)                                                        8.69%      9.42%      9.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $ 1,115    $   647    $    34
Ratio of Expenses to Average Net Assets                                1.15%      0.65%      0.65%
Ratio of Net Income to Average Net Assets                              3.86%      4.38%      5.12%
Ratio of Expenses to Average Net Assets (excluding waivers)            2.06%      1.75%      2.25%
Ratio of Net Income to Average Net Assets (excluding waivers)          2.95%      3.28%      3.52%
Portfolio Turnover Rate                                                  33%        19%        12%

(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            38 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

COLORADO TAX FREE FUND



                                                                   Fiscal period ended September 30,
CLASS A SHARES                                                       2002       2001       2000(1)
----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  11.09    $ 10.42    $ 10.00
                                                                    -------    -------    -------
Investment Operations:
 Net Investment Income                                                 0.48       0.54       0.35
 Net Gains on Investments
  (both realized and unrealized)                                       0.56       0.66       0.42
                                                                    -------    -------    -------
 Total From Investment Operations                                      1.04       1.20       0.77
                                                                    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                               (0.47)     (0.53)     (0.35)
 Distributions (from capital gains)                                   (0.01)         -          -
                                                                    -------    -------    -------
 Total Distributions                                                  (0.48)     (0.53)     (0.35)
                                                                    -------    -------    -------
Net Asset Value, End of Period                                      $ 11.65    $ 11.09    $ 10.42
                                                                    =======    =======    =======
Total Return(2)                                                        9.72%     11.78%      7.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $19,633    $20,550    $ 8,068
Ratio of Expenses to Average Net Assets                                0.75%      0.25%      0.25%
Ratio of Net Income to Average Net Assets                              4.32%      5.03%      5.28%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.30%      1.42%      1.80%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.77%      3.86%      3.73%
Portfolio Turnover Rate                                                  22%        23%        36%

(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                   Fiscal period ended September 30,
CLASS C SHARES                                                       2002       2001      2000(1)
----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 11.08    $ 10.41    $ 10.00
                                                                    -------    -------    -------
Investment Operations:
 Net Investment Income                                                 0.44       0.49       0.34
 Net Gains on Investments
  (both realized and unrealized)                                       0.56       0.67       0.41
                                                                    -------    -------    -------
 Total From Investment Operations                                      1.00       1.16       0.75
                                                                    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                               (0.44)     (0.49)     (0.34)
 Distributions (from capital gains)                                   (0.01)         -          -
                                                                    -------    -------    -------
 Total Distributions                                                  (0.45)     (0.49)     (0.34)
                                                                    -------    -------    -------
Net Asset Value, End of Period                                      $ 11.63    $ 11.08    $ 10.41
                                                                    =======    =======    =======
Total Return(2)                                                        9.23%     11.41%      7.52%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $ 3,705    $ 1,698    $   156
Ratio of Expenses to Average Net Assets                                1.15%      0.65%      0.65%
Ratio of Net Income to Average Net Assets                              3.95%      4.61%      4.92%
Ratio of Expenses to Average Net Assets (excluding waivers)            2.05%      1.82%      2.58%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.05%      3.44%      2.99%
Portfolio Turnover Rate                                                  22%        23%        36%

(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            39 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

MINNESOTA TAX FREE FUND



                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                       2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  11.06    $  10.64    $  10.70    $  11.46    $  11.15
                                                                   --------    --------    --------    --------    --------
Investment Operations:
 Net Investment Income                                                 0.47        0.53        0.55        0.55        0.57
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       0.34        0.43       (0.06)      (0.69)       0.36
                                                                   --------    --------    --------    --------    --------
 Total From Investment Operations                                      0.81        0.96        0.49       (0.14)      0.93
                                                                   --------    --------    --------    --------    --------
Less Distributions:
 Dividends (from net investment income)                               (0.47)      (0.54)      (0.55)      (0.56)      (0.56)
 Distributions (from capital gains)                                   (0.01)          -           -       (0.06)      (0.06)
                                                                   --------    --------    --------    --------    --------
 Total Distributions                                                  (0.48)      (0.54)      (0.55)      (0.62)      (0.62)
                                                                   --------    --------    --------    --------    --------
Net Asset Value, End of Period                                     $  11.39    $  11.06    $  10.64    $  10.70    $  11.46
                                                                   ========    ========    ========    ========    ========
Total Return(1)                                                        7.23%       9.24%       4.75%      (1.31)%      8.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $135,607    $107,260    $ 93,995    $108,116    $118,937
Ratio of Expenses to Average Net Assets                                0.95%       0.95%       0.95%       0.95%       0.95%
Ratio of Net Income to Average Net Assets                              4.22%       4.84%       5.22%       4.98%       5.05%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.09%       1.18%       1.17%       1.17%       1.01%
Ratio of Net Income to Average Net Assets (excluding waivers)          4.08%       4.61%       5.00%       4.76%       4.99%
Portfolio Turnover Rate                                                  26%         15%         34%         15%         16%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                        Fiscal period ended September 30,
CLASS C SHARES                                                       2002        2001        2000       1999(1)
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  11.04     $ 10.62     $ 10.69     $ 11.38
                                                                   --------     -------     -------     -------
Investment Operations:
 Net Investment Income                                                 0.43        0.49        0.53        0.37
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       0.33        0.43       (0.09)      (0.71)
                                                                   --------     -------     -------     -------
 Total From Investment Operations                                      0.76        0.92        0.44       (0.34)
                                                                   --------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                                (0.43)     (0.50)      (0.51)      (0.35)
 Distributions (from capital gains)                                    (0.01)         -           -           -
                                                                   ---------    -------     -------     -------
 Total Distributions                                                   (0.44)     (0.50)      (0.51)      (0.35)
                                                                   ---------    -------     -------     -------
Net Asset Value, End of Period                                     $  11.36     $ 11.04     $ 10.62     $ 10.69
                                                                   =========    =======     =======     =======
Total Return(2)                                                        7.10%       8.88%       4.25%      (3.03)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $11,703     $ 6,382     $ 2,037     $ 1,682
Ratio of Expenses to Average Net Assets                                1.35%       1.35%       1.35%       1.35%
Ratio of Net Income to Average Net Assets                              3.80%       4.39%       4.83%       4.70%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.84%       1.58%       1.77%       1.87%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.31%       4.16%       4.41%       4.18%
Portfolio Turnover Rate                                                  26%         15%         34%         15%

(1)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            40 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MISSOURI TAX FREE FUND



                                                                      Fiscal
                                                                      period
                                               Fiscal period ended    ended
                                                  September 30,     October 31,   Fiscal year ended November 30,
CLASS A SHARES                                 2002        2001(1)    2000(2)     1999         1998         1997
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $  12.05    $  11.54     $ 11.31     $ 12.08    $  11.87    $  11.69
                                             --------    --------     -------     -------    --------    --------
Investment Operations:
 Net Investment Income                           0.46        0.46        0.48        0.50        0.52        0.53
 Net Gains (Losses) on Investments
  (both realized and unrealized)                 0.47        0.50        0.23       (0.74)       0.21        0.18
                                             --------    --------     -------     -------    --------    --------
 Total From Investment Operations                0.93        0.96        0.71       (0.24)       0.73        0.71
                                             --------    --------     -------     -------    --------    --------
Less Distributions:
 Dividends (from net investment income)         (0.47)      (0.44)      (0.48)      (0.51)      (0.52)      (0.53)
 Distributions (from capital gains)             (0.04)      (0.01)          -       (0.02)          -           -
                                             --------    --------     -------     -------    --------    --------
 Total Distributions                            (0.51)      (0.45)      (0.48)      (0.53)      (0.52)      (0.53)
                                             --------    --------     -------     -------    --------    --------
Net Asset Value, End of Period               $  12.47    $  12.05     $ 11.54     $ 11.31    $ 12.08     $ 11.87
                                             ========    ========     =======     =======     =======    ========
Total Return(3)                                  7.99%       8.44%       6.41%      (2.09)%      6.31%       6.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $26,496     $22,573     $19,876     $21,242     $23,611     $23,722
Ratio of Expenses to Average Net Assets          0.95%       0.94%       0.87%       0.86%       0.86%       0.86%
Ratio of Net Income to Average Net Assets        3.81%       4.23%       4.59%       4.30%       4.38%       4.57%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.06%       1.00%       0.98%       1.07%       1.06%       1.06%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                             3.70%       4.17%       4.48%       4.09%       4.18%       4.37%
Portfolio Turnover Rate                            25%          9%          3%          1%          6%          4%

(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                      Fiscal period ended
                                                                           September 30,
CLASS C SHARES                                                          2002      2001(1)
-----------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $12.05      $12.03
                                                                       ------      ------
Investment Operations:
 Net Investment Income                                                   0.41           -
 Net Gains on Investments
  (both realized and unrealized)                                         0.48        0.02
                                                                       ------      ------
 Total From Investment Operations                                        0.89        0.02
                                                                       ------      ------
Less Distributions:
 Dividends (from net investment income)                                 (0.44)          -
 Distributions (from capital gains)                                     (0.04)          -
                                                                       ------      ------
 Total Distributions                                                    (0.48)          -
                                                                       ------      ------
Net Asset Value, End of Period                                         $12.46      $12.05
                                                                       ======      ======
Total Return(2)                                                          7.58%       0.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $   21      $    -
Ratio of Expenses to Average Net Assets                                  1.35%       0.00%
Ratio of Net Income to Average Net Assets                                3.28%       0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.81%       0.00%
Ratio of Net Income to Average Net Assets (excluding waivers)            2.82%       0.00%
Portfolio Turnover Rate                                                    25%          9%

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            41 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

NEBRASKA TAX FREE FUND


                                                                      Fiscal period ended
                                                                         September 30,
CLASS A SHARES                                                         2002        2001(1)
------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $10.20      $10.00
                                                                       ------      ------
Investment Operations:
 Net Investment Income                                                   0.41        0.24
 Net Gains on Investments
  (both realized and unrealized)                                         0.49        0.20
                                                                       ------      ------
 Total From Investment Operations                                        0.90        0.44
                                                                       ------      ------
Less Distributions:
 Dividends (from net investment income)                                 (0.40)      (0.24)
 Distributions (from capital gains)                                         -           -
                                                                       ------      ------
 Total Distributions                                                    (0.40)      (0.24)
                                                                       ------      ------
Net Asset Value, End of Period                                         $10.70      $10.20
                                                                       ======      ======
Total Return(2)                                                          9.09%       4.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $4,904      $5,090
Ratio of Expenses to Average Net Assets                                  0.75%       0.55%
Ratio of Net Income to Average Net Assets                                3.98%       4.12%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.29%       1.38%
Ratio of Net Income to Average Net Assets (excluding waivers)            3.44%       3.29%
Portfolio Turnover Rate                                                    35%         30%

(1)Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                       Fiscal period ended
                                                                           September 30,
CLASS C SHARES                                                        2002          2001(1)
------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $10.14      $10.00
                                                                       ------      ------
Investment Operations:
 Net Investment Income                                                   0.36        0.20
 Net Gains on Investments
  (both realized and unrealized)                                         0.50        0.17
                                                                       ------      ------
 Total From Investment Operations                                        0.86        0.37
                                                                       ------      ------
Less Distributions:
 Dividends (from net investment income)                                 (0.37)      (0.23)
 Distributions (from capital gains)                                         -           -
                                                                       ------      ------
 Total Distributions                                                    (0.37)      (0.23)
                                                                       ------      ------
Net Asset Value, End of Period                                         $10.63      $10.14
                                                                       ======      ======
Total Return(2)                                                          8.66%       3.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $  982      $  226
Ratio of Expenses to Average Net Assets                                  1.15%       0.95%
Ratio of Net Income to Average Net Assets                                3.57%       3.73%
Ratio of Expenses to Average Net Assets (excluding waivers)              2.04%       1.75%
Ratio of Net Income to Average Net Assets (excluding waivers)            2.68%       2.93%
Portfolio Turnover Rate                                                    35%         30%

(1)Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            42 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

OHIO TAX FREE FUND


                                                                   Fiscal period
                                                                       ended
                                                                   September 30,
CLASS A SHARES                                                         2002(1)
--------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $10.00
                                                                       ------
Investment Operations:
 Net Investment Income                                                   0.15
 Net Gains on Investments
  (both realized and unrealized)                                         0.59
                                                                       ------
 Total From Investment Operations                                        0.74
                                                                       ------
Less Distributions:
 Dividends (from net investment income)                                 (0.16)
 Distributions (from capital gains)                                         -
                                                                       ------
 Total Distributions                                                    (0.16)
                                                                       ------
Net Asset Value, End of Period                                         $10.58
                                                                       ======
Total Return(2)                                                          7.42%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $  453
Ratio of Expenses to Average Net Assets                                  0.75%
Ratio of Net Income to Average Net Assets                                3.25%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.23%
Ratio of Net Income to Average Net Assets (excluding waivers)            2.77%
Portfolio Turnover Rate                                                     3%

(1)Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                   Fiscal period
                                                                       ended
                                                                   September 30,
CLASS C SHARES                                                         2002(1)
--------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $10.00
                                                                       ------
Investment Operations:
 Net Investment Income                                                   0.13
 Net Gains on Investments
  (both realized and unrealized)                                         0.58
                                                                       ------
 Total From Investment Operations                                        0.71
                                                                       ------
Less Distributions:
 Dividends (from net investment income)                                 (0.14)
 Distributions (from capital gains)                                         -
                                                                       ------
 Total Distributions                                                    (0.14)
                                                                       ------
Net Asset Value, End of Period                                         $10.57
                                                                       ======
Total Return(2)                                                          7.13%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $    1
Ratio of Expenses to Average Net Assets                                  1.15%
Ratio of Net Income to Average Net Assets                                3.01%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.98%
Ratio of Net Income to Average Net Assets (excluding waivers)            2.18%
Portfolio Turnover Rate                                                     3%

(1)Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                            43 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
TAX FREE FUND


                                                                    Fiscal period
                                               Fiscal period ended     ended
                                                  September 30,      October 31,     Fiscal year ended November 30,
CLASS A SHARES                                 2002       2001(1)      2000(2)       1999         1998         1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $ 10.99    $  10.53     $  10.20     $  11.06     $  11.11     $  10.87
                                             --------    --------     --------     --------     --------     --------
Income From Investment Operations:
 Net Investment Income                           0.47        0.42         0.40         0.44         0.48         0.56
 Net Gains or Losses on Investments
  (both realized and unrealized)                 0.44        0.43         0.34        (0.75)        0.33         0.24
                                             --------    --------     --------     --------     --------     --------
 Total From Investment Operations                0.91        0.85         0.74        (0.31)        0.81         0.80
                                             --------    --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)         (0.46)      (0.39)       (0.41)       (0.44)       (0.48)       (0.56)
 Distributions (from capital gains)                 -           -            -        (0.11)       (0.38)           -
                                             --------    --------     --------     --------     --------     --------
 Total Distributions                            (0.46)      (0.39)       (0.41)       (0.55)       (0.86)       (0.56)
                                             --------    --------     --------     --------     --------     --------
Net Asset Value, End of Period                $ 11.44    $  10.99     $  10.53     $  10.20     $  11.06     $  11.11
                                             ========    ========     ========     ========     ========     ========
Total Return(3)                                  8.56%       8.22%        7.43%       (2.87)%       7.56%        7.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $ 43,708    $ 48,769      $ 1,526     $  1,582     $  1,162     $    717
Ratio of Expenses to Average Net Assets          0.95%       1.16%        0.98%        0.96%        0.85%        0.35%
Ratio of Net Income to Average Net Assets        4.20%       4.27%        4.34%        4.14%        4.18%        4.71%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.02%       1.18%        1.09%        1.16%        1.16%        1.17%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                             4.13%       4.25%        4.23%        3.94%        3.87%        3.89%
Portfolio Turnover Rate                            39%          3%           4%           -           18%          84%

(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                       Fiscal period ended
                                                                         September 30,
CLASS C SHARES                                                        2002          2001(1)
-----------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $  10.96     $ 10.93
                                                                     --------     -------
Investment Operations:
 Net Investment Income                                                   0.42        0.01
 Net Gains on Investments
  (both realized and unrealized)                                         0.45        0.02
                                                                     --------     -------
 Total From Investment Operations                                        0.87        0.03
                                                                     --------     -------
Less Distributions:
 Dividends (from net investment income)                                 (0.43)          -
 Distributions (from capital gains)                                         -           -
                                                                     --------     -------
 Total Distributions                                                    (0.43)          -
                                                                     --------     -------
Net Asset Value, End of Period                                       $  11.40     $ 10.96
                                                                     ========     =======
Total Return(2)                                                          8.14%       0.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $ 6,199     $ 4,494
Ratio of Expenses to Average Net Assets                                  1.35%       1.04%
Ratio of Net Income to Average Net Assets                                3.82%       5.61%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.77%       1.04%
Ratio of Net Income to Average Net Assets (excluding waivers)            3.40%       5.61%
Portfolio Turnover Rate                                                    39%          3%

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            44 Prospectus - First American Tax Free Income Funds
                                            Class A and Class C Shares

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.
--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).
--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROTXFRR  1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003





                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS

                              TAX FREE INCOME FUNDS
                                CLASS Y SHARES

                                           ARIZONA TAX FREE FUND
                                           CALIFORNIA TAX FREE FUND
                                           COLORADO TAX FREE FUND
                                           MINNESOTA TAX FREE FUND
                                           MISSOURI TAX FREE FUND
                                           NEBRASKA TAX FREE FUND
                                           OHIO TAX FREE FUND
                                           TAX FREE FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Arizona Tax Free Fund                                                        2
--------------------------------------------------------------------------------
  California Tax Free Fund                                                     4
--------------------------------------------------------------------------------
  Colorado Tax Free Fund                                                       6
--------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                                      8
--------------------------------------------------------------------------------
  Missouri Tax Free Fund                                                      10
--------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                                      12
--------------------------------------------------------------------------------
  Ohio Tax Free Fund                                                          14
--------------------------------------------------------------------------------
  Tax Free Fund                                                               16
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                   18
--------------------------------------------------------------------------------
  Managing Your Investment                                                    20
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  22
--------------------------------------------------------------------------------
  More About The Funds                                                        23
--------------------------------------------------------------------------------
  Financial Highlights                                                        25
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.


                             1 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
ARIZONA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Arizona Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Arizona Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Arizona income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.
o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
o  participation interests in municipal leases.
o zero coupon municipal securities, which pay no cash income to their holders until they mature.
o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Arizona and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


                             2 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
ARIZONA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  4.99%   9.63%
------------------
  2001    2002

Best Quarter:
Quarter ending   September 30, 2002     5.06%
Worst Quarter:
Quarter ending   December 31, 2001     (0.59)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                     Since
AS OF 12/31/02                                                                  Date     One Year    Inception
Arizona Tax Free Fund
 Class Y (return before taxes)                                                2/1/00        9.63%        9.65%
 Class Y (return after taxes on distributions)                                              9.54%        9.59%
 Class Y (return after taxes on distributions and sale of fund shares)                      7.74%        8.81%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        9.60%        9.20%


(1)An unmanaged index comprised of fixed-rate, investment-grade, tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.62%
 Total Annual Fund Operating Expenses                            1.12%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.62)%
 NET EXPENSES (AFTER WAIVERS)                                    0.50%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.50%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.
--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $   114
   3 years                                                               $   356
   5 years                                                               $   617
  10 years                                                               $ 1,363


                             3 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
CALIFORNIA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

California Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


                             4 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
CALIFORNIA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


   4.55%      9.60%
----------------------
   2001       2002

Best Quarter:
Quarter ending   September 30, 2002     5.99%
Worst Quarter:
Quarter ending   December 31, 2001     (0.70)%



AVERAGE ANNUAL TOTAL RETURNS                                                Inception                     Since
AS OF 12/31/02                                                                   Date     One Year    Inception
California Tax Free Fund
 Class Y (return before taxes)                                                2/1/00         9.60%       10.03%
 Class Y (return after taxes on distributions)                                               9.39%        9.89%
 Class Y (return after taxes on distributions and sale of fund shares)                       7.72%        9.05%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%        9.20%


(1)An unmanaged index comprised of fixed-rate, investment-grade, tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.56%
 Total Annual Fund Operating Expenses                            1.06%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.56)%
 NET EXPENSES (AFTER WAIVERS)                                    0.50%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.50%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------


   1 year                                                                $   108
   3 years                                                               $   337
   5 years                                                               $   585
  10 years                                                               $ 1,294



                             5 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
COLORADO TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Colorado Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.
o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.
o  participation interests in municipal leases.
o zero coupon municipal securities, which pay no cash income to their holders until they mature.
o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                             6 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
COLORADO TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  5.59%     10.61%
---------------------
  2001       2002

Best Quarter:
Quarter ending   September 30, 2002     5.61%
Worst Quarter:
Quarter ending   December 31, 2001     (0.58)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                     Since
AS OF 12/31/02                                                                  Date     One Year    Inception
Colorado Tax Free Fund
 Class Y (return before taxes)                                                2/1/00       10.61%       10.31%
 Class Y (return after taxes on distributions)                                             10.56%       10.28%
 Class Y (return after taxes on distributions and sale of fund shares)                      8.27%        9.33%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        9.60%        9.20%


(1)An unmanaged index comprised of fixed-rate, investment-grade, tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 1/31/00.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.55%
 Total Annual Fund Operating Expenses                            1.05%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.55)%
 NET EXPENSES (AFTER WAIVERS)                                    0.50%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.50%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------


   1 year                                                                $   107
   3 years                                                               $   334
   5 years                                                               $   579
  10 years                                                               $ 1,283


                             7 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
MINNESOTA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Minnesota Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                             8 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
MINNESOTA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


 6.55%  -2.60%  9.87%   4.87%   8.84%
----------------------------------------
 1998    1999   2000    2001    2002

Best Quarter:
Quarter ending   September 30, 2002     4.30%
Worst Quarter:
Quarter ending   June 30, 1999         (1.57)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                     Since
AS OF 12/31/02(1)                                                               Date      One Year    Five Years     Inception
Minnesota Tax Free Fund
 Class Y (return before taxes)                                                8/1/97         8.84%         5.41%         5.67%
 Class Y (return after taxes on distributions)                                               8.75%         5.35%         5.59%
 Class Y (return after taxes on distributions and sale of fund shares)                       7.21%         5.32%         5.53%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%         6.06%         6.15%


(1)On 7/31/98, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund.

(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 7/31/97.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.34%
 Total Annual Fund Operating Expenses                            0.84%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                        (0.14)%
 NET EXPENSES (AFTER WAIVERS)                                    0.70%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $    86
   3 years                                                               $   268
   5 years                                                               $   466
  10 years                                                               $ 1,037


                             9 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
MISSOURI TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Missouri Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Missouri Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and State of Missouri income tax, including the federal alternative minimum tax. The fund may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the State of Missouri and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                            10 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
MISSOURI TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

11.86%    -5.59%    17.01%    3.19%    8.29%    5.41%    -2.85%    10.88%    4.10%    9.42%
-------------------------------------------------------------------------------------------
 1993      1994      1995     1996     1997     1998      1999      2000     2001     2002


Best Quarter:
Quarter ending     March 31, 1995       7.58%
Worst Quarter:
Quarter ending     March 31, 1994      (5.57)%


AVERAGE ANNUAL TOTAL RETURNS                                               Inception
AS OF 12/31/02(1)                                                               Date     One Year    Five Years     Ten Years
Missouri Tax Free Fund
 Class Y (return before taxes)                                               7/15/88        9.42%         5.35%         6.01%
 Class Y (return after taxes on distributions)                                              9.29%         5.27%         5.95%
 Class Y (return after taxes on distributions and sale of fund shares)                      7.51%         5.16%         5.79%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                        9.60%         6.06%         7.62%



(1)On 9/24/01, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund.

(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.31%
 Total Annual Fund Operating Expenses                            0.81%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.11)%
 NET EXPENSES (AFTER WAIVERS)                                    0.70%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $    83
   3 years                                                               $   259
   5 years                                                               $   450
  10 years                                                               $ 1,002


                            11 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
NEBRASKA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Nebraska Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Nebraska Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Nebraska income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Nebraska and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


RISKS OF UNRATED SECURITIES. The fund may invest without limit in unrated securities. When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.


--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class Y shares of the fund were first offered in 2001, only one calendar year of performance information is available.

The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                            12 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
NEBRASKA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


  10.37%
----------
   2002

Best Quarter:
Quarter ending   September 30, 2002     4.94%
Worst Quarter:
Quarter ending   December 31, 2001     (1.01)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                      Since
AS OF 12/31/02                                                                  Date      One Year    Inception
Nebraska Tax Free Fund
 Class Y (return before taxes)                                               2/28/01        10.37%        7.48%
 Class Y (return after taxes on distributions)                                              10.35%        7.47%
 Class Y (return after taxes on distributions and sale of fund shares)                       8.06%        6.85%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%        7.27%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 2/28/01.

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.54%
 Total Annual Fund Operating Expenses                            1.04%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:

 WAIVER OF FUND EXPENSES                                        (0.54)%
 NET EXPENSES (AFTER WAIVERS)                                    0.50%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.50%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $   106
   3 years                                                               $   331
   5 years                                                               $   574
  10 years                                                               $ 1,271


                            13 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
OHIO TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Ohio Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Ohio Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Ohio income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Ohio and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

RISKS OF UNRATED SECURITIES. The fund may invest up to 25% of its total assets in unrated securities (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities). When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual. If the rating of a security is reduced after purchase, or the credit quality of an unrated security declines, the fund is not required to sell the security, but may consider doing so.

--------------------------------------------------------------------------------
FUND PERFORMANCE


Because Ohio Tax Free Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.

                            14 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
OHIO TAX FREE FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.48%
 Total Annual Fund Operating Expenses                            0.98%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.48)%
 NET EXPENSES (AFTER WAIVERS)                                    0.50%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.50%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  100
   3 years                                                                $  312
   5 years                                                                $  542
  10 years                                                                $1,201

                            15 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Tax Free Fund has an objective of providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, duration, maturity, yield, liquidity, and portfolio and geographical diversification.


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.


POLITICAL AND ECONOMIC RISK. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

                            16 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

FUND SUMMARIES
TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


 10.33%    6.21%    -4.45%    12.57%    4.09%    9.75%
--------------------------------------------------------
  1997     1998      1999      2000     2001     2002

Best Quarter:
Quarter ending   September 30, 2002     5.24%
Worst Quarter:
Quarter ending   June 30, 1999         (2.11)%



AVERAGE ANNUAL TOTAL RETURNS                                               Inception                                     Since
AS OF 12/31/02(1)                                                               Date      One Year    Five Years     Inception
Tax Free Fund
 Class Y (return before taxes)                                              11/18/96         9.75%         5.47%         6.18%
 Class Y (return after taxes on distributions)                                               9.50%         5.38%         5.88%
 Class Y (return after taxes on distributions and sale of fund shares)                       7.99%         5.26%         5.77%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                         9.60%         6.06%         6.41%


(1)On 9/24/01, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund.

(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance of the index is calculated from 11/30/96.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)




SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                            None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                 0.50%
 Distribution and Service (12b-1) Fees                           None
 Other Expenses                                                  0.27%
 Total Annual Fund Operating Expenses                            0.77%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                        (0.07)%
 NET EXPENSES (AFTER WAIVERS)                                   0.70%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                  $  79
   3 years                                                                 $ 246
   5 years                                                                 $ 428
  10 years                                                                 $ 954


                            17 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer three different share classes. This prospectus offers Class Y shares. Class A and Class C shares are available through a separate prospectus. There are differences among the fees and expenses for each of the three classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.

CLASS C SHARES. Class C shares have:

o  a front-end sales charge of 1.00%.

o a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 18 months of purchase.

o  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.


-----------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Redemption In Kind" on the following page.

                            18 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

                            19 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's long-term net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

ARIZONA INCOME TAXATION. Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.

CALIFORNIA INCOME TAXATION. California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

COLORADO INCOME TAXATION. Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that

                            20 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT CONTINUED

they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

MINNESOTA INCOME TAXATION. Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

MISSOURI INCOME TAXATION. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.

NEBRASKA INCOME TAXATION. Dividends paid by Nebraska Tax Free Fund will be exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations.

OHIO INCOME TAXATION. Dividends paid by Ohio Tax Free Fund will be exempt from Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.

                            21 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.



                                                                    Advisory fee
                                                                       as a%  of
                                                                   average daily
                                                                      net assets
                                                                  --------------
ARIZONA TAX FREE FUND                                                      0.00%
CALIFORNIA TAX FREE FUND                                                   0.00%
COLORADO TAX FREE FUND                                                     0.00%
MINNESOTA TAX FREE FUND                                                    0.36%
MISSOURI TAX FREE FUND                                                     0.39%
NEBRASKA TAX FREE FUND                                                     0.00%
OHIO TAX FREE FUND                                                         0.01%
TAX FREE FUND                                                              0.43%

--------------------------------------------------------------------------------
DIRECT CORRESPONDENCE TO:


First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.



DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.



BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

                            22 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

INVESTMENT APPROACH. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See "Risks of Municipal Lease Obligations."

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See "Interest Rate Risk" and "Risks of Inverse Floating Rate Securities."

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."

                            23 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED

INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

POLITICAL AND ECONOMIC RISK. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF INVERSE FLOATING RATE SECURITIES. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                            24 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Minnesota Tax Free Fund as set forth herein include the historical financial highlights of the Piper Minnesota Tax-Exempt Fund Class Y shares. The assets of the Piper Minnesota Tax-Exempt Fund were acquired by Minnesota Tax Free Fund on July 31, 1998. In connection with this acquisition, Class Y shares of the Piper Minnesota Tax-Exempt Fund were exchanged for Class Y shares of the Minnesota Tax Free Fund. On July 31, 1998, the Fund's advisor changed from Piper Capital Management Incorporated to U.S. Bank National Association.

The financial highlights for the Missouri Tax Free Fund as set forth herein include the historical financial highlights of the Firstar Missouri Tax-Exempt Bond Fund Class I shares. The assets of the Firstar Missouri Tax-Exempt Bond Fund were acquired by Missouri Tax Free Fund on September 24, 2001. In connection with such acquisition, Class I shares of the Firstar Missouri Tax-Exempt Bond Fund were exchanged for Class Y shares of Missouri Tax Free Fund.

The financial highlights for the Tax Free Fund as set forth herein include the historical financial highlights of the Firstar National Municipal Bond Fund Class I shares. The assets of the Firstar National Municipal Bond Fund were acquired by Tax Free Fund on September 24, 2001. In connection with such acquisition, Class I shares of the Firstar National Municipal Bond Fund were exchanged for Class Y shares of Tax Free Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Tax Free Fund and the Firstar National Municipal Bond Fund. Firstar National Municipal Bond Fund is the accounting survivor.


The information for Arizona Tax Free Fund, California Tax Free Fund and Colorado Tax Free Fund for the fiscal periods ended September 30, 2002, September 30, 2001 and September 30, 2000, for Minnesota Tax Free Fund for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, for Nebraska Tax Free Fund for the fiscal periods ended September 30, 2002 and September 30, 2001, and for Ohio Tax Free Fund for the fiscal period ended September 30, 2002, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for Minnesota Tax Free Fund for the fiscal period ended September 30, 1998, has been audited by other auditors.

The information for Missouri Tax Free Fund and Tax Free Fund for the fiscal periods ended September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


                            25 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
ARIZONA TAX FREE FUND

                                                                      Fiscal period ended September 30,
                                                                    2002            2001           2000(1)
                                                                 ----------      ----------      ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $    10.99      $    10.45      $    10.00
                                                                 ----------      ----------      ----------
Investment Operations:
 Net Investment Income                                                 0.51            0.57            0.37
 Net Gains on Investments
  (both realized and unrealized)                                       0.44            0.53            0.45
                                                                 ----------      ----------      ----------
 Total From Investment Operations                                      0.95            1.10            0.82
                                                                 ----------      ----------      ----------
Less Distributions:
 Dividends (from net investment income)                               (0.51)          (0.56)          (0.37)
 Distributions (from capital gains)                                   (0.02)             --              --
                                                                 ----------      ----------      ----------
 Total Distributions                                                  (0.53)          (0.56)          (0.37)
                                                                 ----------      ----------      ----------
Net Asset Value, End of Period                                   $    11.41      $    10.99      $    10.45
                                                                 ==========      ==========      ==========
Total Return(2)                                                        8.95%          10.76%           8.36%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $   10,656      $    5,822      $    2,670
Ratio of Expenses to Average Net Assets                                0.50%           0.00%           0.00%
Ratio of Net Income to Average Net Assets                              4.64%           5.33%           5.53%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.12%           1.19%           1.53%
Ratio of Net Income to Average Net Assets (excluding waivers)          4.02%           4.14%           4.00%
Portfolio Turnover Rate                                                  30%             19%             27%



(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND

                                                                      Fiscal period ended September 30,
                                                                    2002            2001          2000(1)
                                                                 ----------      ----------      ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $    11.17      $    10.66      $    10.00
                                                                 ----------      ----------      ----------
Investment Operations:
 Net Investment Income                                                 0.49            0.54            0.37
 Net Gains on Investments
  (both realized and unrealized)                                       0.52            0.50            0.65
                                                                 ----------      ----------      ----------
 Total From Investment Operations                                      1.01            1.04            1.02
                                                                 ----------      ----------      ----------
Less Distributions:
 Dividends (from net investment income)                               (0.50)          (0.53)          (0.36)
 Distributions (from capital gains)                                   (0.05)             --              --
                                                                 ----------      ----------      ----------
 Total Distributions                                                  (0.55)          (0.53)          (0.36)
                                                                 ----------      ----------      ----------
Net Asset Value, End of Period                                   $    11.63      $    11.17      $    10.66
                                                                 ==========      ==========      ==========
Total Return(2)                                                        9.36%           9.99%          10.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $   11,853      $    6,726      $    4,766
Ratio of Expenses to Average Net Assets                                0.50%           0.00%           0.00%
Ratio of Net Income to Average Net Assets                              4.51%           5.00%           5.42%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.06%           1.10%           1.59%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.95%           3.90%           3.83%
Portfolio Turnover Rate                                                  33%             19%             12%



(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            26 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
COLORADO TAX FREE FUND

                                                                     Fiscal period ended September 30,
                                                                   2002           2001          2000(1)
                                                                 ---------      ---------      ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $   11.10      $   10.43      $   10.00
                                                                 ---------      ---------      ---------
Investment Operations:
 Net Investment Income                                                0.48           0.58           0.37
 Net Gains on Investments
  (both realized and unrealized)                                      0.60           0.64           0.42
                                                                 ---------      ---------      ---------
 Total From Investment Operations                                     1.08           1.22           0.79
                                                                 ---------      ---------      ---------
Less Distributions:
 Dividends (from net investment income)                              (0.50)         (0.55)         (0.36)
 Distributions (from capital gains)                                  (0.01)            --             --
                                                                 ---------      ---------      ---------
 Total Distributions                                                 (0.51)         (0.55)         (0.36)
                                                                 ---------      ---------      ---------
Net Asset Value, End of Period                                   $   11.67      $   11.10      $   10.43
                                                                 =========      =========      =========
Total Return(2)                                                      10.07%         12.02%          8.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $   9,244      $   1,923      $   2,430
Ratio of Expenses to Average Net Assets                               0.50%          0.00%          0.00%
Ratio of Net Income to Average Net Assets                             4.59%          5.32%          5.47%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.05%          1.18%          1.53%
Ratio of Net Income to Average Net Assets (excluding waivers)         4.04%          4.14%          3.94%
Portfolio Turnover Rate                                                 22%            23%            36%



(1)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND

                                                                               Fiscal period ended September 30,
                                                                   2002         2001          2000         1999           1998
                                                               ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $    11.05    $    10.63    $    10.69    $    11.45    $    11.14
                                                               ----------    ----------    ----------    ----------    ----------
Investment Operations:
 Net Investment Income                                               0.49          0.55          0.58          0.58          0.60
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.35          0.44         (0.07)        (0.69)         0.36
                                                               ----------    ----------    ----------    ----------    ----------
 Total From Investment Operations                                    0.84          0.99          0.51         (0.11)         0.96
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions:
 Dividends (from net investment income)                             (0.50)        (0.57)        (0.57)        (0.59)        (0.59)
 Distributions (from capital gains)                                 (0.01)           --            --         (0.06)        (0.06)
                                                               ----------    ----------    ----------    ----------    ----------
 Total Distributions                                                (0.51)        (0.57)        (0.57)        (0.65)        (0.65)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $    11.38    $    11.05    $    10.63    $    10.69    $    11.45
                                                               ==========    ==========    ==========    ==========    ==========
Total Return(1)                                                      7.84%         9.52%         5.00%        (1.07)%        8.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $   54,638    $   49,078    $   40,860    $   17,356    $    8,155
Ratio of Expenses to Average Net Assets                              0.70%         0.70%         0.70%         0.70%         0.78%
Ratio of Net Income to Average Net Assets                            4.47%         5.09%         5.49%         5.26%         5.79%
Ratio of Expenses to Average Net Assets (excluding waivers)          0.84%         0.93%         0.93%         0.87%         0.82%
Ratio of Net Income to Average Net Assets (excluding waivers)        4.33%         4.86%         5.26%         5.09%         5.75%
Portfolio Turnover Rate                                                26%           15%           34%           15%           16%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            27 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
MISSOURI TAX FREE FUND

                                             Fiscal period ended    Fiscal period
                                                September 30,           ended               Fiscal year ended November 30,
                                             2002       2001(1)    October 31, 2000(2)       1999        1998        1997
                                           --------    --------    --------------------    --------    --------    --------
PER SHARE DATA
Net Asset Value, Beginning of Period       $  12.06    $  11.55    $              11.32    $  12.08    $  11.87    $  11.69
                                           --------    --------    --------------------    --------    --------    --------
Investment Operations:
 Net Investment Income                         0.48        0.49                    0.50        0.53        0.55        0.56
 Net Gains (Losses) on Investments
  (both realized and unrealized)               0.48        0.50                    0.23       (0.74)       0.21        0.18
                                           --------    --------    --------------------    --------    --------    --------
 Total From Investment Operations              0.96        0.99                    0.73       (0.21)       0.76        0.74
                                           --------    --------    --------------------    --------    --------    --------
Less Distributions:
 Dividends (from net investment income)       (0.50)      (0.47)                  (0.50)      (0.53)      (0.55)      (0.56)
 Distributions (from capital gains)           (0.04)      (0.01)                     --       (0.02)         --          --
                                           --------    --------    --------------------    --------    --------    --------
 Total Distributions                          (0.54)      (0.48)                  (0.50)      (0.55)      (0.55)      (0.56)
                                           --------    --------    --------------------    --------    --------    --------
Net Asset Value, End of Period             $  12.48    $  12.06    $              11.55    $  11.32    $  12.08    $  11.87
                                           ========    ========    ====================    ========    ========    ========
Total Return(3)                                8.25%       8.67%                   6.60%      (1.81)%      6.52%       6.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $142,344    $129,715    $            126,896    $111,842    $ 94,402    $ 75,431
Ratio of Expenses to Average Net Assets        0.70%       0.69%                   0.67%       0.66%       0.66%       0.66%
Ratio of Net Income to Average Net Assets      4.06%       4.48%                   4.79%       4.51%       4.57%       4.76%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           0.81%       0.75%                   1.08%       1.07%       1.06%       1.06%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                           3.95%       4.42%                   4.38%       4.10%       4.17%       4.36%
Portfolio Turnover Rate                          25%          9%                      3%          1%          6%          4%



(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND

                                                            Fiscal period ended September 30,
                                                                  2002         2001(1)
                                                               ----------    ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $    10.19    $    10.00
                                                               ----------    ----------
Investment Operations:
 Net Investment Income                                               0.43          0.26
 Net Gains on Investments
  (both realized and unrealized)                                     0.50          0.19
                                                               ----------    ----------
 Total From Investment Operations                                    0.93          0.45
                                                               ----------    ----------
Less Distributions:
 Dividends (from net investment income)                             (0.43)        (0.26)
 Distributions (from capital gains)                                    --            --
                                                               ----------    ----------
 Total Distributions                                                (0.43)        (0.26)
                                                               ----------    ----------
Net Asset Value, End of Period                                 $    10.69    $    10.19
                                                               ==========    ==========
Total Return(2)                                                      9.37%         4.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $   27,348    $   22,443
Ratio of Expenses to Average Net Assets                              0.50%         0.30%
Ratio of Net Income to Average Net Assets                            4.22%         4.36%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.04%         1.13%
Ratio of Net Income to Average Net Assets (excluding waivers)        3.68%         3.53%
Portfolio Turnover Rate                                                35%           30%



(1)Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            28 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED

--------------------------------------------------------------------------------
OHIO TAX FREE FUND

                                                                Fiscal period
                                                                    ended
                                                            September 30, 2002(1)
                                                            ----------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  10.00
                                                                   --------
Investment Operations:
 Net Investment Income                                                 0.16
 Net Gains on Investments
  (both realized and unrealized)                                       0.58
                                                                   --------
 Total From Investment Operations                                      0.74
                                                                   --------
Less Distributions:
 Dividends (from net investment income)                               (0.17)
 Distributions (from capital gains)                                      --
                                                                   --------
 Total Distributions                                                  (0.17)
                                                                   --------
Net Asset Value, End of Period                                     $  10.57
                                                                   ========
Total Return(2)                                                        7.41%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $ 38,083
Ratio of Expenses to Average Net Assets                                0.50%
Ratio of Net Income to Average Net Assets                              3.74%
Ratio of Expenses to Average Net Assets (excluding waivers)            0.98%
Ratio of Net Income to Average Net Assets (excluding waivers)          3.26%
Portfolio Turnover Rate                                                   3%



(1)Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


--------------------------------------------------------------------------------
TAX FREE FUND

                                            Fiscal period ended      Fiscal period
                                               September 30,              ended             Fiscal year ended November 30,
                                             2002      2001(1)     October 31, 2000(2)       1999        1998       1997
                                           --------    --------    --------------------    --------    --------    --------
PER SHARE DATA
Net Asset Value, Beginning of Period       $  11.00    $  10.53    $              10.21    $  11.10    $  11.15    $  10.90
                                           --------    --------    --------------------    --------    --------    --------
Investment Operations:
 Net Investment Income                         0.49        0.44                    0.42        0.47        0.50        0.59
 Net Gains (Losses) on Investments
  (both realized and unrealized)               0.45        0.45                    0.33       (0.78)       0.33        0.25
                                           --------    --------    --------------------    --------    --------    --------
 Total From Investment Operations              0.94        0.89                    0.75       (0.31)       0.83        0.84
                                           --------    --------    --------------------    --------    --------    --------
Less Distributions:
 Dividends (from net investment income)       (0.49)      (0.42)                  (0.43)      (0.47)      (0.50)      (0.59)
 Distributions (from capital gains)              --          --                      --       (0.11)      (0.38)         --
                                           --------    --------    --------------------    --------    --------    --------
 Total Distributions                          (0.49)      (0.42)                  (0.43)      (0.58)      (0.88)      (0.59)
                                           --------    --------    --------------------    --------    --------    --------
Net Asset Value, End of Period             $  11.45    $  11.00    $              10.53    $  10.21    $  11.10    $  11.15
                                           ========    ========    ====================    ========    ========    ========
Total Return(3)                                8.84%       8.59%                   7.63%      (2.97)%      7.76%       7.97%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $497,140    $501,361    $            253,803    $326,840    $384,518    $366,889
Ratio of Expenses to Average Net Assets        0.70%       0.73%                   0.78%       0.76%       0.56%       0.14%
Ratio of Net Income to Average Net Assets      4.47%       4.32%                   4.54%       4.33%       4.52%       5.38%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                           0.77%       0.74%                   1.19%       1.16%       1.16%       1.17%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                           4.40%       4.31%                   4.13%       3.93%       3.92%       4.35%
Portfolio Turnover Rate                          39%          3%                      4%         --          18%         84%



(1)Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Effective in 2000, the fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                            29 Prospectus - First American Tax Free Income Funds
                                            Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.
--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROTXFRY  1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS

               SHORT & INTERMEDIATE TAX FREE INCOME FUNDS
                  CLASS A SHARES

                                           CALIFORNIA INTERMEDIATE TAX FREE FUND
                                           COLORADO INTERMEDIATE TAX FREE FUND
                                           INTERMEDIATE TAX FREE FUND
                                           MINNESOTA INTERMEDIATE TAX FREE FUND
                                           OREGON INTERMEDIATE TAX FREE FUND
                                           SHORT TAX FREE FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  California Intermediate Tax Free Fund                                        2
--------------------------------------------------------------------------------
  Colorado Intermediate Tax Free Fund                                          4
--------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                                   6
--------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                                         8
--------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                                           10
--------------------------------------------------------------------------------
  Short Tax Free Fund                                                         12
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                               14
--------------------------------------------------------------------------------
  Selling Shares                                                              17
--------------------------------------------------------------------------------
  Managing Your Investment                                                    19
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  21
--------------------------------------------------------------------------------
  More About The Funds                                                        22
--------------------------------------------------------------------------------
  Financial Highlights                                                        24
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION


This section of the prospectus describes the objectives of the First American Short & Intermediate Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

        1 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
CALIFORNIA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

California Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        2 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
CALIFORNIA INTERMEDIATE TAX FREE FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

5.82%     -0.90%     9.63%     4.47%     8.36%
------------------------------------------------
1998       1999      2000      2001      2002

Best Quarter:
Quarter ending   September 30, 2002     4.74%
Worst Quarter:
Quarter ending   June 30, 1999         (1.86)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02(1)                                                                 Date     One Year     Five Years    Inception
California Intermediate Tax Free Fund
 Class A (return before taxes)                                                8/8/97         5.88%         4.94%         5.11%
 Class A (return after taxes on distributions)                                               5.82%         4.91%         5.08%
 Class A (return after taxes on distributions and sale of fund shares)                       5.20%         4.78%         4.93%
Lehman 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%         6.07%         6.32%


(1)The fund has previously presented the performance history of an unregistered predecessor common trust fund for periods prior to the fund's registration under the Investment Company Act of 1940 on 8/8/97. The fund has determined that, going forward, it will present performance information only for periods subsequent to the fund's registration.

(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 8/31/97.

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                         $  50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees(4)                          0.25%
 Other Expenses                                                    0.39%
 Total Annual Fund Operating Expenses                              1.14%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.29)%
 NET EXPENSES (AFTER WAIVERS)                                      0.85%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.85%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $   339
   3 years                                                               $   579
   5 years                                                               $   838
  10 years                                                               $ 1,580


        3 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
COLORADO INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Colorado Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        4 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
COLORADO INTERMEDIATE TAX FREE FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.33%     3.86%     7.07%     5.44%     -1.58%     8.52%     5.59%     8.70%
--------------------------------------------------------------------------------
1995       1996      1997      1998       1999      2000      2001      2002

Best Quarter:
Quarter ending     March 31, 1995       5.18%
Worst Quarter:
Quarter ending     June 30, 1999       (1.85)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02                                                                    Date     One Year     Five Years    Inception
Colorado Intermediate Tax Free Fund
 Class A (return before taxes)                                                4/4/94         6.30%         4.78%         5.69%
 Class A (return after taxes on distributions)                                               6.22%         4.76%         5.63%
 Class A (return after taxes on distributions and sale of fund shares)                       5.47%         4.68%         5.47%
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%         6.07%         6.51%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 4/30/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                         $  50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees(4)                          0.25%
 Other Expenses                                                    0.36%
 Total Annual Fund Operating Expenses                              1.11%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.26)%
 NET EXPENSES (AFTER WAIVERS)                                      0.85%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.85%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $   336
   3 years                                                               $   570
   5 years                                                               $   823
  10 years                                                               $ 1,546


        5 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.


POLITICAL AND ECONOMIC RISK. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        6 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
INTERMEDIATE TAX FREE FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

8.20%   -2.95%   12.89%   3.72%   6.79%   5.38%   -1.46%   8.84%   4.83%   9.02%
--------------------------------------------------------------------------------
1993     1994    1995     1996    1997    1998     1999    2000    2001    2002

Best Quarter:
Quarter ending     March 31, 1995       5.10%
Worst Quarter:
Quarter ending     March 31, 1994      (4.10)%


AVERAGE ANNUAL TOTAL RETURNS                                                Inception
AS OF 12/31/02                                                                   Date     One Year     Five Years    Ten Years
Intermediate Tax Free Fund
 Class A (return before taxes)                                              12/22/87        6.54%         4.77%         5.19%
 Class A (return after taxes on distributions)                                              6.53%         4.75%         5.08%
 Class A (return after taxes on distributions and sale of fund shares)                      5.52%         4.66%         4.98%
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                       10.35%         6.07%         6.35%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years.
--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)



SHAREHOLDER FEES (fees paid directly from your investment)
------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                         $  50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees(4)                          0.25%
 Other Expenses                                                    0.28%
 Total Annual Fund Operating Expenses                              1.03%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                      0.85%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.85%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                $   328
   3 years                                                               $   545
   5 years                                                               $   781
  10 years                                                               $ 1,456


        7 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
MINNESOTA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Minnesota Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Minnesota Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        8 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
MINNESOTA INTERMEDIATE TAX FREE FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.67%     3.82%     6.74%     5.34%     -1.26%     8.75%     4.74%     8.23%
--------------------------------------------------------------------------------
1995       1996      1997      1998       1999      2000      2001      2002

Best Quarter:
Quarter ending     March 31, 1995       5.30%
Worst Quarter:
Quarter ending     June 30, 1999       (1.62)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02                                                                    Date     One Year     Five Years    Inception
Minnesota Intermediate Tax Free Fund
 Class A (return before taxes)                                               2/25/94         5.81%         4.63%         4.88%
 Class A (return after taxes on distributions)                                               5.71%         4.59%         4.82%
 Class A (return after taxes on distributions and sale of fund shares)                       5.15%         4.54%         4.76%
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%         6.07%         6.15%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 2/28/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                         $  50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees(4)                          0.25%
 Other Expenses                                                    0.28%
 Total Annual Fund Operating Expenses                              1.03%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.18)%
 NET EXPENSES (AFTER WAIVERS)                                      0.85%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.85%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  328
   3 years                                                                $  545
   5 years                                                                $  781
  10 years                                                                $1,456


        9 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
OREGON INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Oregon Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Oregon Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Oregon state income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Oregon and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

       10 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
OREGON INTERMEDIATE TAX FREE FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

8.76%     4.25%     8.56%
----------------------------
2000      2001      2002

Best Quarter:
Quarter ending   September 30, 2002     4.10%
Worst Quarter:
Quarter ending   June 30, 2000         (1.50)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                     Since
AS OF 12/31/02                                                                    Date     One Year    Inception
Oregon Intermediate Tax Free Fund
 Class A (return before taxes)                                                2/1/99         6.11%        4.15%
 Class A (return after taxes on distributions)                                               6.07%        4.14%
 Class A (return after taxes on distributions and sale of fund shares)                       5.28%        4.13%
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%        6.07%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 1/31/99.

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
 ANNUAL MAINTENANCE FEE(3)                                         $  50
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees(4)                          0.25%
 Other Expenses                                                    0.30%
 Total Annual Fund Operating Expenses                              1.05%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.20)%
 NET EXPENSES (AFTER WAIVERS)                                      0.85%


THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.85%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                               $   330
   3 years                                                              $   552
   5 years                                                              $   791
  10 years                                                              $ 1,479


       11 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
SHORT TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Short Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Short Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the legislative body.


POLITICAL AND ECONOMIC RISK. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------
FUND PERFORMANCE


Because Short Tax Free Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


       12 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

FUND SUMMARIES
SHORT TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                  2.25%(2)
 (AS A PERCENTAGE OF OFFERING PRICE)
                                                                   $ 50
 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees(4)                          0.25%
 Other Expenses(5)                                                 0.20%
 Total Annual Fund Operating Expenses                              0.95%


(1)THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

 WAIVER OF FUND EXPENSES                                          (0.20)%
 NET EXPENSES (AFTER WAIVERS)                                      0.75%


(2)Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services - Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances."

(4)The distributor has agreed to limit its 12b-1 fees to 0.15%. This limitation may be discontinued at any time.


(5)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                 $  320
   3 years                                                                $  521
   5 years                                                                $  739
  10 years                                                                $1,365


       13 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

POLICIES & SERVICES
BUYING SHARES

--------------------------------------------------------------------------------

MULTIPLE CLASS INFORMATION

The funds offer two different share classes. This prospectus offers Class A shares. Class Y shares are available through a separate prospectus. There are differences among the fees and expenses for each of the two classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o a front-end sales charge determined by the amount of your purchase. See "Calculating Your Share Price - Class A Shares."

o annual shareholder servicing (12b-1) fees of 0.25%. See "Fund Summaries - Fees and Expenses."

o  reduced sales charges for larger purchases. See "Reducing Your Sales Charge."


CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.
--------------------------------------------------------------------------------

12B-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders. Class A shares of the funds pay shareholder servicing fees equal, on an annual basis, to 0.25%* of average daily net assets. The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.


*The distributor has agreed to limit its 12b-1 fee to 0.15%. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class A shares of those funds.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                Sales Charge             Maximum
                                                       Reallowance
                        As a % of       As a % of        as a % of
                         Offering       Net Asset         Purchase
                            Price           Value            Price
------------------------------------------------------------------
Less than $50,000           2.25%           2.30%            2.00%
$50,000 - $99,999           2.00%           2.04%            1.75%
$100,000 - $249,999         1.75%           1.78%            1.50%
$250,000 - $499,999         1.25%           1.27%            1.00%
$500,000 - $999,999         1.00%           1.01%            0.75%
$1 million and over         0.00%           0.00%            0.00%
------------------------------------------------------------------

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase,

       14 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED


either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

--------------------------------------------------------------------------------
FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70-1/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o  redemptions required as a result of over contribution to an IRA plan.

--------------------------------------------------------------------------------
HOW TO BUY SHARES


You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. "Accepted" means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received

       15 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

POLICIES & SERVICES
BUYING SHARES CONTINUED

and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to:  First American (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


o third-party checks, credit cards, credit card checks, and cash may not be accepted.


o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.
--------------------------------------------------------------------------------

INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

       16 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

POLICIES & SERVICES
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Selling Shares, Redemption In Kind."

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

o  name of the fund.

o  account number.

o  dollar amount or number of shares redeemed.

o  name on the account.

o  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the fund's records.

o  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

       17 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

POLICIES & SERVICES
SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

--------------------------------------------------------------------------------
ACCOUNTS WITH LOW BALANCES


If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

o  deduct a $50 annual account maintenance fee, or


o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares (or Class S shares if available) of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.
--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

       18 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.


STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.
--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Intermediate Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

CALIFORNIA INCOME TAXATION. California Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

COLORADO INCOME TAXATION. Dividends paid by Colorado Intermediate Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be

       19 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT CONTINUED

subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

MINNESOTA INCOME TAXATION. Minnesota Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

OREGON INCOME TAXATION. Dividends paid by Oregon Intermediate Tax Free Fund will be exempt from Oregon income taxes for individuals, trusts, and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.

       20 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                            Advisory fee
                                               as a % of
                                           average daily
                                              net assets
                                          --------------
California Intermediate Tax Free Fund              0.31%
Colorado Intermediate Tax Free Fund                0.34%
Intermediate Tax Free Fund                         0.42%
Minnesota Intermediate Tax Free Fund               0.42%
Oregon Intermediate Tax Free Fund                  0.40%
Short Tax Free Fund(1)                             0.50%

(1)Short Tax Free Fund has been advised by U.S. Bancorp Asset Management since it commenced operations in October 2002. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.


DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives distribution and shareholder servicing fees, and out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through
U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates,
U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

       21 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.
--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

INVESTMENT APPROACH. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Intermediate Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See "Risks of Municipal Lease Obligations."

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See "Interest Rate Risk" and "Risks of Inverse Floating Rate Securities."

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.
--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

       22 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

POLITICAL AND ECONOMIC RISK. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF INVERSE FLOATING RATE SECURITIES. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


       23 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class A shares of each fund. No information is presented for Short Tax Free Fund as the fund commenced operations October 25, 2002. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal period ended September 30, 1998, has been audited by other auditors.

--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND


                                                                             Fiscal year ended September 30,
                                                                2002         2001         2000         1999        1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $  10.41     $  10.02     $   9.89      $  10.37    $  10.04
                                                              --------     --------     --------      --------    --------
Investment Operations:
 Net Investment Income                                            0.42         0.44         0.43          0.42        0.43
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  0.39         0.39         0.13         (0.46)       0.33
                                                              --------     --------     --------      --------    --------
 Total From Investment Operations                                 0.81         0.83         0.56         (0.04)       0.76
                                                              --------     --------     --------      --------    --------
Less Distributions:
 Dividends (from net investment income)                          (0.42)       (0.44)       (0.43)        (0.41)      (0.43)
 Distributions (from capital gains)                                  -            -            -         (0.03)          -
                                                              --------     --------     --------      --------    --------
 Total Distributions                                             (0.42)       (0.44)       (0.43)        (0.44)      (0.43)
                                                              --------     --------     --------      --------    --------
Net Asset Value, End of Period                                $  10.80     $  10.41     $  10.02      $   9.89    $  10.37
                                                              ========     ========     ========      ========    ========
Total Return(1)                                                   8.01%        8.41%        5.84%        (0.40)%      7.80%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $  4,870     $  3,392    $   2,344     $  2,042    $      82
Ratio of Expenses to Average Net Assets                           0.85%        0.70%        0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average Net Assets              4.01%        4.25%        4.35%        4.19%        4.22%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.14%        1.21%        1.18%        1.17%        1.21%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                              3.72%        3.74%        3.87%        3.72%        3.71%
Portfolio Turnover Rate                                             23%          12%          23%           9%          22%
--------------------------------------------------------------------------------------------------------------------------


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

       24 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND


                                                                              Fiscal year ended September 30,
                                                                 2002         2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $ 10.79     $  10.28     $  10.32     $  10.89     $  10.61
                                                               -------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                            0.47         0.46         0.48         0.46         0.47
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  0.32         0.52        (0.04)       (0.55)        0.30
                                                               -------     --------     --------     --------     --------
 Total From Investment Operations                                 0.79         0.98         0.44        (0.09)        0.77
                                                               -------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                          (0.46)       (0.47)       (0.48)       (0.46)       (0.47)
 Distributions (from capital gains)                                  -            -            -        (0.02)       (0.02)
                                                               -------     --------     --------     --------     --------
 Total Distributions                                             (0.46)       (0.47)       (0.48)       (0.48)       (0.49)
                                                               -------     --------     --------     --------     --------
Net Asset Value, End of Period                                 $ 11.12     $  10.79     $  10.28     $  10.32     $  10.89
                                                               =======     ========     ========     ========     ========
Total Return(1)                                                   7.56%        9.75%        4.40%       (0.88)%       7.43%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $15,244     $  8,320     $  3,485     $  4,733     $  4,301
Ratio of Expenses to Average Net Assets                           0.85%        0.70%        0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average Net Assets              4.48%        4.55%        4.66%        4.32%        4.43%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.11%        1.34%        1.25%        1.15%        1.17%
Ratio of Net Investment Income to Average Net Assets
   (excluding waivers)                                            4.22%        3.91%        4.11%        3.87%        3.96%
Portfolio Turnover Rate                                             15%          24%          42%          33%          19%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


INTERMEDIATE TAX FREE FUND


                                                                              Fiscal year ended September 30,
                                                                 2002         2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $ 10.95      $ 10.48     $  10.45     $   11.05    $  10.84
                                                               -------      -------     --------     ---------    --------
Investment Operations:
 Net Investment Income                                            0.43         0.48         0.48          0.46        0.47
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  0.40         0.46         0.04         (0.55)       0.27
                                                               -------      -------     --------     ---------    --------
 Total From Investment Operations                                 0.83         0.94         0.52         (0.09)       0.74
                                                               -------      -------     --------     ---------    --------
Less Distributions:
 Dividends (from net investment income)                          (0.43)       (0.47)       (0.49)       (0.46)       (0.47)
 Distributions (from capital gains)                                  -            -            -        (0.05)       (0.06)
 Distributions (from return of capital)                          (0.03)           -            -            -            -
                                                               -------      -------    ---------    ---------    ---------
 Total Distributions                                             (0.46)       (0.47)       (0.49)       (0.51)       (0.53)
                                                               -------      -------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $  11.32     $ 10.95     $  10.48     $   10.45    $  11.05
                                                               =======      =======    =========    =========    =========
Total Return(1)                                                   7.78%        9.19%        5.10%       (0.78)%       7.04%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $29,838      $23,236    $   8,994    $  10,713    $   9,196
Ratio of Expenses to Average Net Assets                           0.85%        0.70%        0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average Net Assets              3.87%        4.43%        4.61%        4.31%        4.31%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.03%        1.13%        1.12%        1.12%        1.11%
Ratio of Net Investment Income to Average Net Assets
   (excluding waivers)                                            3.69%        4.00%        4.19%        3.89%        3.90%
Portfolio Turnover Rate                                             28%          12%          29%          23%          27%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

       25 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND


                                                                              Fiscal year ended September 30,
                                                                 2002         2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $ 10.21     $   9.80     $   9.79     $   10.29     $  10.09
                                                               -------     --------     --------     ---------     --------
Investment Operations:
 Net Investment Income                                            0.43         0.44         0.45          0.43         0.43
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                  0.29         0.41         0.02         (0.47)        0.24
                                                               -------     --------     --------     ---------     --------
 Total From Investment Operations                                 0.72         0.85         0.47         (0.04)        0.67
                                                               -------     --------     --------     ---------     --------
Less Distributions:
 Dividends (from net investment income)                          (0.42)       (0.44)       (0.45)        (0.43)       (0.43)
 Distributions (from capital gains)                                  -            -        (0.01)        (0.03)       (0.04)
                                                               -------     --------     --------      --------     ---------
 Total Distributions                                             (0.42)       (0.44)       (0.46)        (0.46)       (0.47)
                                                               -------     --------     --------      --------     ---------
Net Asset Value, End of Period                                 $ 10.51     $  10.21     $   9.80      $   9.79     $  10.29
                                                               =======     =========    =========     =========    =========
Total Return(1)                                                  7.23%         8.85%        4.94%        (0.43)%       6.80%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $19,914      $12,408      $12,469       $14,629      $10,330
Ratio of Expenses to Average Net Assets                           0.85%        0.70%        0.70%         0.70%        0.70%
Ratio of Net Investment Income to Average Net Assets              4.27%        4.38%        4.59%         4.30%        4.30%
Ratio of Expenses to Average Net Assets (excluding waivers)       1.03%        1.13%        1.12%         1.12%        1.11%
Ratio of Net Investment Income to Average Net Assets
   (excluding waivers)                                            4.09%        3.95%        4.17%         3.88%        3.89%
Portfolio Turnover Rate                                             15%          13%          18%           12%          24%
----------------------------------------------------------------------------------------------------------------------------


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


OREGON INTERMEDIATE TAX FREE FUND


                                                                                  Fiscal period ended September 30,
                                                                             2002         2001         2000        1999(1)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                       $ 10.18      $  9.74      $  9.72      $ 10.23
                                                                           -------      -------      -------      -------
Investment Operations:
 Net Investment Income                                                        0.40         0.43         0.43         0.29
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                              0.31         0.44         0.02        (0.51)
                                                                           -------      -------      -------      -------
 Total From Investment Operations                                             0.71         0.87         0.45        (0.22)
                                                                           -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                                      (0.40)       (0.43)       (0.43)       (0.29)
 Distributions (from capital gains)                                              -            -            -            -
                                                                           -------      -------      -------      -------
 Total Distributions                                                         (0.40)       (0.43)       (0.43)       (0.29)
                                                                           -------      -------      -------      -------
Net Asset Value, End of Period                                             $ 10.49      $ 10.18      $  9.74      $  9.72
                                                                           =======      =======      =======      =======
Total Return(2)                                                               7.23%        9.08%        4.79%       (2.22)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                            $ 7,030      $ 5,477      $ 3,303      $ 2,005
Ratio of Expenses to Average Net Assets                                       0.85%        0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average Net Assets                          3.95%        4.27%        4.47%        4.37%
Ratio of Expenses to Average Net Assets (excluding waivers)                   1.05%        1.13%        1.13%        1.12%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)      3.75%        3.84%        4.04%        3.95%
Portfolio Turnover Rate                                                         18%          20%          18%          13%

(1)Class A Shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

       26 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class A Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.
--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).
--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROINTTXR   1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)


                                           JANUARY 31, 2003



                                           PROSPECTUS
                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           ASSET CLASS  -  BOND FUNDS

                   SHORT & INTERMEDIATE TAX FREE INCOME FUNDS
                         CLASS Y SHARES

                                           CALIFORNIA INTERMEDIATE TAX FREE FUND
                                           COLORADO INTERMEDIATE TAX FREE FUND
                                           INTERMEDIATE TAX FREE FUND
                                           MINNESOTA INTERMEDIATE TAX FREE FUND
                                           OREGON INTERMEDIATE TAX FREE FUND
                                           SHORT TAX FREE FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  California Intermediate Tax Free Fund                                        2
--------------------------------------------------------------------------------
  Colorado Intermediate Tax Free Fund                                          4
--------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                                   6
--------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                                         8
--------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                                           10
--------------------------------------------------------------------------------
  Short Tax Free Fund                                                         12
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                                   14
--------------------------------------------------------------------------------
  Managing Your Investment                                                    16
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  18
--------------------------------------------------------------------------------
  More About The Funds                                                        19
--------------------------------------------------------------------------------
  Financial Highlights                                                        21
--------------------------------------------------------------------------------
FOR MORE INFORMATION Back Cover
--------------------------------------------------------------------------------

FUND SUMMARIES
INTRODUCTION


This section of the prospectus describes the objectives of the First American Short & Intermediate Tax Free Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

        1 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
CALIFORNIA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

California Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."
--------------------------------------------------------------------------------
INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        2 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
CALIFORNIA INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


5.93%     -0.80%     9.62%     4.49%     8.61%
--------------------------------------------------------------------------------
1998       1999      2000      2001      2002

Best Quarter:
Quarter ending   September 30, 2002    4.77%
Worst Quarter:
Quarter ending   June 30, 1999        (1.76)%

AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02(1)                                                                 Date     One Year     Five Years    Inception
California Intermediate Tax Free Fund
 Class Y (return before taxes)                                                8/8/97         8.61%         5.51%         5.62%
 Class Y (return after taxes on distributions)                                               8.55%         5.48%         5.60%
 Class Y (return after taxes on distributions and sale of fund shares)                       6.97%         5.26%         5.36%
Lehman 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%         6.07%         6.32%


(1)The fund has previously presented the performance history of an unregistered predecessor common trust fund for periods prior to the fund's registration under the Investment Company Act of 1940 on 8/8/97. The fund has determined that, going forward, it will present performance information only for periods subsequent to the fund's registration.

(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 8/31/97.
--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.39%
 Total Annual Fund Operating Expenses                              0.89%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.19)%
 NET EXPENSES (AFTER WAIVERS)                                      0.70%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------


   1 year                                                                $   91
   3 years                                                               $  284
   5 years                                                               $  493
  10 years                                                               $1,096


        3 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
COLORADO INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Colorado Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        4 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
COLORADO INTERMEDIATE TAX FREE FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


12.33%     3.86%     7.07%     5.25%     -1.59%     8.55%     5.64%     8.88%
--------------------------------------------------------------------------------
1995       1996      1997      1998       1999      2000      2001      2002


Best Quarter:
Quarter ending     March 31, 1995       5.18%
Worst Quarter:
Quarter ending     June 30, 1999       (1.86)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02                                                                    Date     One Year     Five Years    Inception
Colorado Intermediate Tax Free Fund
 Class Y (return before taxes)                                                4/4/94         8.88%         5.28%         5.97%
 Class Y (return after taxes on distributions)                                               8.80%         5.25%         5.91%
 Class Y (return after taxes on distributions and sale of fund shares)                       7.15%         5.10%         5.72%
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%         6.07%         6.51%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 4/30/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES



The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------


 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.36%
 Total Annual Fund Operating Expenses                              0.86%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                           (0.16)%
 NET EXPENSES (AFTER WAIVERS)                                      0.70%



THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                               $    88
   3 years                                                              $   274
   5 years                                                              $   477
  10 years                                                              $ 1,061


        5 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.


POLITICAL AND ECONOMIC RISK. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        6 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


12.79%     3.72%     6.80%     5.39%     -1.46%     8.85%     4.88%     9.10%
--------------------------------------------------------------------------------
1995       1996      1997      1998       1999      2000      2001      2002


Best Quarter:
Quarter ending     March 31, 1995       5.00%
Worst Quarter:
Quarter ending     June 30, 1999       (1.92)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02                                                                    Date     One Year     Five Years    Inception
Intermediate Tax Free Fund
 Class Y (return before taxes)                                                2/4/94         9.10%         5.28%         5.11%
 Class Y (return after taxes on distributions)                                               9.09%         5.25%         5.02%
 Class Y (return after taxes on distributions and sale of fund shares)                       7.19%         5.09%         4.93%
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%         6.07%         6.15%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 2/28/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.28%
 Total Annual Fund Operating Expenses                              0.78%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                      0.70%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                  $  80
   3 years                                                                 $ 249
   5 years                                                                 $ 433
  10 years                                                                 $ 966


        7 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
MINNESOTA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Minnesota Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Minnesota Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

        8 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
MINNESOTA INTERMEDIATE TAX FREE FUND continued

--------------------------------------------------------------------------------
Fund Performance (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]


12.66%     3.51%     6.65%     5.25%     -1.27%     8.79%     4.79%     8.32%
--------------------------------------------------------------------------------
1995       1996      1997      1998       1999      2000      2001      2002


Best Quarter:
Quarter ending     March 31, 1995       5.19%
Worst Quarter:
Quarter ending     June 30, 1999       (1.62)%


AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                                    Since
AS OF 12/31/02                                                                    Date     One Year     Five Years    Inception
Minnesota Intermediate Tax Free Fund
 Class Y (return before taxes)                                               2/25/94         8.32%         5.11%         5.12%
 Class Y (return after taxes on distributions)                                               8.22%         5.08%         5.07%
 Class Y (return after taxes on distributions and sale of fund shares)                       6.80%         4.96%         4.98%
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses, or taxes)                                        10.35%         6.07%         6.15%


(1)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance of the index is calculated from 2/28/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.28%
 Total Annual Fund Operating Expenses                              0.78%

(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.08)%
 NET EXPENSES (AFTER WAIVERS)                                      0.70%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                  $  80
   3 years                                                                 $ 249
   5 years                                                                 $ 433
  10 years                                                                 $ 966


        9 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
OREGON INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Oregon Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Oregon Intermediate Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Oregon state income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.
--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Funds - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

POLITICAL AND ECONOMIC RISK. Because the fund invests primarily in municipal securities issued by the state of Oregon and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE


The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

       10 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
OREGON INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]


8.96%   -2.66%   11.27%   3.31%   7.06%   5.36%   -1.50%   8.76%   4.38%   8.61%
--------------------------------------------------------------------------------
1993     1994    1995     1996    1997    1998     1999    2000    2001    2002


Best Quarter:
Quarter ending   December 31, 1990     4.49%
Worst Quarter:
Quarter ending   March 31, 1994       (3.41)%


AVERAGE ANNUAL TOTAL RETURNS                                                Inception
AS OF 12/31/02(1)                                                                Date     One Year     Five Years    Ten Years
Oregon Intermediate Tax Free Fund
 Class Y (return before taxes)                                              10/31/86        8.61%         5.05%         5.26%
 Class Y (return after taxes on distributions)                                              8.58%         5.03%         5.24%
 Class Y (return after taxes on distributions and sale of fund shares)                      6.91%         4.90%         5.19%
Lehman 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                       10.35%         6.07%         6.35%


(1)Performance prior to 8/8/97 is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On 8/8/97, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund's performance is adjusted to reflect Oregon Intermediate Tax Free Fund's Class Y share fees and expenses, before any fee waivers. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(2)An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years.
--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund's most recently completed fiscal year.(1)

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses                                                    0.30%
 Total Annual Fund Operating Expenses                              0.80%


(1)Net expenses for the fiscal year were actually lower than those shown in the table because of fee waivers by the advisor. The net expenses the fund actually paid after waivers, by share class, for the fiscal year ended September 30, 2002, were:


 WAIVER OF FUND EXPENSES                                          (0.10)%
 NET EXPENSES (AFTER WAIVERS)                                      0.70%

THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

   1 year                                                                  $  82
   3 years                                                                 $ 255
   5 years                                                                 $ 444
  10 years                                                                 $ 990


       11 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
SHORT TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Short Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.
--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Short Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

o "general obligation" bonds, which are backed by the full faith, credit, and taxing power of the issuer.

o "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

o  participation interests in municipal leases.

o zero coupon municipal securities, which pay no cash income to their holders until they mature.

o inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see "More About The Fund - Risks."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

CALL RISK. Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the legislative body.


POLITICAL AND ECONOMIC RISK. The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------
FUND PERFORMANCE


Because Short Tax Free Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.


       12 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

FUND SUMMARIES
SHORT TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.(1)


SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                   None
 (AS A PERCENTAGE OF OFFERING PRICE)
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None
 (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, WHICHEVER IS LESS)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Management Fees                                                   0.50%
 Distribution and Service (12b-1) Fees                              None
 Other Expenses(2)                                                 0.30%
 Total Annual Fund Operating Expenses                              0.80%

(1)THE ADVISOR INTENDS TO VOLUNTARILY WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES, AFTER WAIVERS, DO NOT EXCEED 0.60%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

 WAIVER OF FUND EXPENSES                                          (0.20)%
 NET EXPENSES (AFTER WAIVERS)                                      0.60%

(2)"Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                  $  82
   3 years                                                                 $ 255
   5 years                                                                 $ 444
  10 years                                                                 $ 990


       13 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES


--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer two different share classes. This prospectus offers Class Y shares. Class A shares are available through a separate prospectus. There are differences among the fees and expenses for each of the two classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

CLASS A SHARES. Class A shares have:

o  a front-end sales charge determined by the amount of your purchase.

o  annual shareholder servicing (12b-1) fees of 0.25%.

o  reduced sales charges for larger purchases.

CLASS Y SHARES. Class Y shares:

o are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor.

o are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

o  are held in an omnibus account with the transfer agent.

o do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.
--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

U.S. BANK NATIONAL ASSOCIATION
ABA NUMBER: 0420-00013
ACCOUNT NUMBER: 112-952-137
CREDIT TO:  FIRST AMERICAN (NAME OF FUND, INVESTOR NAME, AND
            INVESTOR ACCOUNT)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services - Buying and Selling Shares, Redemption In Kind."

       14 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

POLICIES & SERVICES
BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

       15 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Intermediate Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

       16 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

POLICIES & SERVICES
MANAGING YOUR INVESTMENT CONTINUED


CALIFORNIA INCOME TAXATION. California Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

COLORADO INCOME TAXATION. Dividends paid by Colorado Intermediate Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

MINNESOTA INCOME TAXATION. Minnesota Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

OREGON INCOME TAXATION. Dividends paid by Oregon Intermediate Tax Free Fund will be exempt from Oregon income taxes for individuals, trusts, and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.

       17 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

ADDITIONAL INFORMATION
MANAGEMENT


U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $111 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
                                                                  --------------
CALIFORNIA INTERMEDIATE TAX FREE FUND                                      0.31%
COLORADO INTERMEDIATE TAX FREE FUND                                        0.34%
INTERMEDIATE TAX FREE FUND                                                 0.42%
MINNESOTA INTERMEDIATE TAX FREE FUND                                       0.42%
OREGON INTERMEDIATE TAX FREE FUND                                          0.40%
SHORT TAX FREE FUND(1)                                                     0.50%

(1)Short Tax Free Fund has been advised by U.S. Bancorp Asset Management since it commenced operations in October 2002. The fee set forth above represents the fund's contractual advisory fee for the current fiscal year.


DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202


ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

       18 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.
--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

INVESTMENT APPROACH. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Intermediate Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

MUNICIPAL SECURITIES. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligations bonds or revenue bonds. See "Risks of Municipal Lease Obligations."

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities, as well as zero coupon bonds, may be highly volatile as interest rates rise or fall. See "Interest Rate Risk" and "Risks of Inverse Floating Rate Securities."

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

PORTFOLIO TURNOVER. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.
--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."

       19 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS CONTINUED


INCOME RISK. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

CALL RISK. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

POLITICAL AND ECONOMIC RISK. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

RISKS OF INVERSE FLOATING RATE SECURITIES. Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

RISKS OF MUNICIPAL LEASE OBLIGATIONS. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.


RISKS OF ACTIVE MANAGEMENT. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


       20 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class Y shares of each fund. No information is presented for Short Tax Free Fund as the fund commenced operations October 25, 2002. This information is intended to help you understand each fund's financial performance for the past five years. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal periods ended September 30, 2002, September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal period ended September 30, 1998, has been audited by other auditors.

--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND


                                                                               Fiscal year ended
                                                                                 September 30,
                                                                               2002         2001
-------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                        $  10.43     $  10.04
                                                                            --------     --------
Investment Operations:
 Net Investment Income                                                          0.43         0.44
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                0.38         0.39
                                                                            --------     --------
 Total From Investment Operations                                               0.81         0.83
                                                                            --------     --------
Less Distributions:
 Dividends (from net investment income)                                        (0.43)       (0.44)
 Distributions (from capital gains)                                                -            -
                                                                            --------     ---------
 Total Distributions                                                           (0.43)       (0.44)
                                                                            --------     ---------
Net Asset Value, End of Period                                              $  10.81     $  10.43
                                                                            ========     =========
Total Return(1)                                                                 8.05%        8.39%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                             $ 45,212     $ 43,647
Ratio of Expenses to Average Net Assets                                         0.70%        0.70%
Ratio of Net Investment Income to Average Net Assets                            4.16%        4.26%
Ratio of Expenses to Average Net Assets (excluding waivers)                     0.89%        0.96%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)        3.97%        4.00%
Portfolio Turnover Rate                                                           23%          12%


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                              Fiscal year ended September 30,
                                                                               2000         1999         1998
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                        $   9.89     $  10.36     $  10.03
                                                                            --------     --------     --------
Investment Operations:
 Net Investment Income                                                          0.43         0.42         0.43
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                0.15        (0.45)        0.33
                                                                            --------     --------     --------
 Total From Investment Operations                                               0.58        (0.03)        0.76
                                                                            --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                                        (0.43)       (0.41)       (0.43)
 Distributions (from capital gains)                                                -        (0.03)           -
                                                                            ---------    --------     --------
 Total Distributions                                                           (0.43)       (0.44)       (0.43)
                                                                            ---------    --------     --------
Net Asset Value, End of Period                                              $  10.04     $   9.89     $  10.36
                                                                            =========    ========     ========
Total Return(1)                                                                 6.05%       (0.30)%       7.80%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                             $ 43,262    $  41,469     $ 37,275
Ratio of Expenses to Average Net Assets                                         0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average Net Assets                            4.36%        4.11%        4.27%
Ratio of Expenses to Average Net Assets (excluding waivers)                     0.93%        0.92%        0.96%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)        4.13%        3.89%        4.01%
Portfolio Turnover Rate                                                           23%           9%          22%
--------------------------------------------------------------------------------------------------------------


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

       21 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND


                                                                                        Fiscal year ended September 30,
                                                                             2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                       $  10.76    $  10.26    $  10.29    $  10.88    $  10.61
                                                                           --------    --------    --------    --------    --------
Investment Operations:
 Net Investment Income                                                         0.49        0.48        0.48        0.46        0.47
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               0.33        0.49       (0.03)     (0.57)        0.29
                                                                           --------    --------    ---------   --------    --------
 Total From Investment Operations                                              0.82        0.97        0.45       (0.11)       0.76
                                                                           --------    --------    ---------   --------    --------
Less Distributions:
 Dividends (from net investment income)                                       (0.48)      (0.47)      (0.48)      (0.46)      (0.47)
 Distributions (from capital gains)                                               -           -           -       (0.02)      (0.02)
                                                                           --------    --------    ---------   --------    --------
 Total Distributions                                                          (0.48)      (0.47)      (0.48)      (0.48)      (0.49)
                                                                           --------    --------    ---------   --------    --------
Net Asset Value, End of Period                                             $  11.10    $  10.76    $  10.26    $  10.29    $  10.88
                                                                           ========    ========    =========   ========    ========
Total Return(1)                                                                7.83%       9.67%       4.51%      (1.07)%      7.33%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                            $ 48,398    $ 47,907    $ 52,885    $ 57,236    $ 59,631
Ratio of Expenses to Average Net Assets                                        0.70%       0.70%       0.70%       0.70%       0.70%
Ratio of Net Investment Income to Average Net Assets                           4.60%       4.58%       4.66%       4.31%       4.43%
Ratio of Expenses to Average Net Assets (excluding waivers)                    0.86%       1.09%       1.00%       0.90%       0.92%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)       4.44%       4.19%       4.36%       4.11%       4.21%
Portfolio Turnover Rate                                                          15%         24%         42%         33%         19%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND


                                                                                        Fiscal year ended September 30,
                                                                             2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                       $  10.93    $  10.46    $  10.43    $  11.03    $  10.82
                                                                           --------    --------    --------    --------    --------
Investment Operations:
 Net Investment Income                                                         0.44        0.48        0.48        0.46        0.47
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               0.40        0.46        0.04       (0.55)       0.27
                                                                           --------    --------    --------    --------    --------
 Total From Investment Operations                                              0.84        0.94        0.52       (0.09)       0.74
                                                                           --------    --------    --------    --------    --------
Less Distributions:
 Dividends (from net investment income)                                       (0.44)      (0.47)      (0.49)      (0.46)      (0.47)
 Distributions (from capital gains)                                               -           -           -       (0.05)      (0.06)
 Distributions (from return of capital)                                       (0.03)          -           -           -           -
                                                                           --------    --------    --------    --------    --------
 Total Distributions                                                          (0.47)      (0.47)      (0.49)      (0.51)      (0.53)
                                                                           --------    --------    --------    --------    --------
Net Asset Value, End of Period                                             $  11.30    $  10.93    $  10.46    $  10.43    $  11.03
                                                                           ========    ========    ========    ========    ========
Total Return(1)                                                                7.95%       9.21%       5.11%      (0.79)%      7.05%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                            $485,592    $458,743    $375,279    $442,464    $460,714
Ratio of Expenses to Average Net Assets                                        0.70%       0.70%       0.70%       0.70%       0.70%
Ratio of Net Investment Income to Average Net Assets                           4.04%       4.43%       4.62%       4.31%       4.32%
Ratio of Expenses to Average Net Assets (excluding waivers)                    0.78%       0.87%       0.87%       0.87%       0.86%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)       3.96%       4.26%       4.45%       4.14%       4.16%
Portfolio Turnover Rate                                                          28%         12%         29%         23%         27%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

       22 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND


                                                                              Fiscal year ended September 30,
                                                                  2002        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  10.17    $   9.76     $   9.76     $  10.26     $  10.06
                                                                --------    --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                              0.45        0.44         0.45         0.43         0.43
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    0.27        0.41         0.01        (0.47)        0.24
                                                                --------    --------     --------     --------     --------
 Total From Investment Operations                                   0.72        0.85         0.46        (0.04)        0.67
                                                                --------    --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                            (0.43)      (0.44)       (0.45)       (0.43)       (0.43)
 Distributions (from capital gains)                                    -           -        (0.01)       (0.03)       (0.04)
                                                                --------    --------     --------     --------     --------
 Total Distributions                                               (0.43)      (0.44)       (0.46)       (0.46)       (0.47)
                                                                --------    --------     --------     --------     --------
Net Asset Value, End of Period                                  $  10.46    $  10.17     $   9.76     $   9.76     $  10.26
                                                                ========    ========     ========     ========     ========
Total Return(1)                                                     7.31%       8.89%        5.04%       (0.44)%       6.82%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $251,597    $255,939     $244,353     $279,776     $317,598
Ratio of Expenses to Average Net Assets                             0.70%       0.70%        0.70%        0.70%        0.70%
Ratio of Net Income to Average Net Assets                           4.41%       4.38%        4.59%        4.28%        4.30%
Ratio of Expenses to Average Net Assets (excluding waivers)         0.78%       0.88%        0.87%        0.87%        0.86%
Ratio of Net Income to Average Net Assets (excluding waivers)       4.33%       4.20%        4.42%        4.11%        4.14%
Portfolio Turnover Rate                                               15%         13%          18%          12%          24%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


OREGON INTERMEDIATE TAX FREE FUND


                                                                                        Fiscal year ended September 30,
                                                                             2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                       $  10.18     $  9.74    $   9.72    $  10.24    $  10.05
                                                                           --------     -------    --------    --------    --------
Investment Operations:
 Net Investment Income                                                         0.42        0.43        0.43        0.43        0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               0.31        0.44        0.02       (0.49)       0.21
                                                                           --------     -------    --------    --------    --------
 Total From Investment Operations                                              0.73        0.87        0.45       (0.06)       0.66
                                                                           --------     -------    --------    --------    --------
Less Distributions:
 Dividends (from net investment income)                                       (0.42)      (0.43)      (0.43)      (0.43)      (0.45)
 Distributions (from capital gains)                                               -           -           -       (0.03)      (0.02)
                                                                           --------     -------    --------    --------    --------
 Total Distributions                                                          (0.42)      (0.43)      (0.43)      (0.46)      (0.47)
                                                                           --------     -------    --------    --------    --------
Net Asset Value, End of Period                                             $  10.49     $ 10.18    $   9.74    $   9.72    $  10.24
                                                                           ========     =======    ========    ========    ========
Total Return(1)                                                                7.39%       9.08%       4.78%      (0.66)%      6.66%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                            $151,928    $153,951    $160,124    $178,411    $187,383
Ratio of Expenses to Average Net Assets                                        0.70%       0.70%       0.70%       0.70%       0.70%
Ratio of Net Investment Income to Average Net Assets                           4.10%       4.28%       4.47%       4.30%       4.43%
Ratio of Expenses to Average Net Assets (excluding waivers)                    0.80%       0.89%       0.88%       0.87%       0.87%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)       4.00%       4.09%       4.29%       4.13%       4.26%
Portfolio Turnover Rate                                                          18%         20%         18%         13%         20%


(1)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

       23 Prospectus - First American Short & Intermediate Tax Free Income Funds
                       Class Y Shares

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










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

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.
--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).
--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.


PROINTTXY   1/03


SEC file number: 811-05309

[LOGO] FIRST AMERICAN FUNDS(TM)

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 31, 2003

            BALANCED FUND                           CORPORATE BOND FUND
         EQUITY INCOME FUND                           CORE BOND FUND*
LARGE CAP GROWTH OPPORTUNITIES FUND*            INTERMEDIATE TERM BOND FUND
        LARGE CAP GROWTH FUND                      SHORT TERM BOND FUND
        LARGE CAP VALUE FUND                      HIGH INCOME BOND FUND*
        LARGE CAP SELECT FUND                 U.S. GOVERNMENT MORTGAGE FUND*
          EQUITY INDEX FUND                        ARIZONA TAX FREE FUND
         MID CAP INDEX FUND                CALIFORNIA INTERMEDIATE TAX FREE FUND
        SMALL CAP INDEX FUND                     CALIFORNIA TAX FREE FUND
SMALL CAP GROWTH OPPORTUNITIES FUND*        COLORADO INTERMEDIATE TAX FREE FUND
 MID CAP GROWTH OPPORTUNITIES FUND*               COLORADO TAX FREE FUND
         MID CAP GROWTH FUND                    INTERMEDIATE TAX FREE FUND
         MID CAP VALUE FUND                MINNESOTA INTERMEDIATE TAX FREE FUND
       SMALL CAP SELECT FUND*                     MINNESOTA TAX FREE FUND
        SMALL CAP GROWTH FUND                     MISSOURI TAX FREE FUND
        SMALL CAP VALUE FUND                      NEBRASKA TAX FREE FUND
        EMERGING MARKETS FUND                OREGON INTERMEDIATE TAX FREE FUND
         INTERNATIONAL FUND                            TAX FREE FUND
     REAL ESTATE SECURITIES FUND                   HIGH YIELD BOND FUND
        HEALTH SCIENCES FUND                        OHIO TAX FREE FUND
           TECHNOLOGY FUND                          SHORT TAX FREE FUND
          BOND IMMDEX FUND                   INTERMEDIATE GOVERNMENT BOND FUND

         This Statement of Additional Information relates to the Class A, Class B, Class C, Class S and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated January 31, 2003. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended September 30, 2002 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

--------------------------------------------------------------------------------

   * Effective January 31, 2003, the following Funds experienced name changes

--------------------------------------------------------------------------------
             OLD FUND NAME                           NEW FUND NAME
--------------------------------------------------------------------------------

          Large Cap Core Fund         ->   Large Cap Growth Opportunities Fund
           Mid Cap Core Fund          ->    Mid Cap Growth Opportunities Fund
             Micro Cap Fund           ->   Small Cap Growth Opportunities Fund
          Small Cap Core Fund         ->          Small Cap Select Fund
           Fixed Income Fund          ->              Core Bond Fund
         Strategic Income Fund        ->          High Income Bond Fund
    U.S. Government Securities Fund   ->      U.S. Government Mortgage Fund
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                                   ----
GENERAL INFORMATION..................................................................................................1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS...................................................................2
         Short-Term Investments......................................................................................2
         U.S. Government Securities..................................................................................3
         Repurchase Agreements.......................................................................................3
         When-Issued and Delayed Delivery Transactions...............................................................4
         Lending of Portfolio Securities.............................................................................4
         Options Transactions........................................................................................5
         Futures and Options on Futures..............................................................................6
         Fixed Income Securities-- Equity Funds......................................................................7
         Foreign Securities..........................................................................................8
         Foreign Currency Transactions..............................................................................10
         Mortgage-Backed Securities.................................................................................11
         Adjustable Rate Mortgage Securities........................................................................13
         Real Estate Investment Trust ("REIT") Securities...........................................................14
         Asset-Backed Securities....................................................................................14
         Municipal Bonds and Other Municipal Obligations............................................................14
         Temporary Taxable Investments..............................................................................16
         Inverse Floating Rate Municipal Obligations................................................................16
         Zero Coupon Securities.....................................................................................16
         Interest Rate Transactions.................................................................................17
         Guaranteed Investment Contracts............................................................................17
         Debt Obligations - Rated Less Than Investment Grade........................................................17
         Debt Obligations-- High Income Bond Fund and High Yield Bond Fund..........................................18
         Floating Rate Debt Obligations.............................................................................18
         Fixed Rate Corporate Debt Obligations......................................................................18
         Payment-In-Kind Debentures and Delayed Interest Securities.................................................18
         Preferred Stock............................................................................................18
         Participation Interests....................................................................................19
         Closed-End Investment Companies............................................................................19
         U.S. Treasury Inflation-Protection Securities..............................................................19
         Special Factors Affecting Single State Tax Free Funds......................................................20
         CFTC Information...........................................................................................34

INVESTMENT RESTRICTIONS.............................................................................................34

FUND NAMES..........................................................................................................35

PORTFOLIO TURNOVER..................................................................................................36

DIRECTORS AND EXECUTIVE OFFICERS....................................................................................36
         Directors..................................................................................................36
         Executive Officers.........................................................................................37
         Compensation...............................................................................................41

CODE OF ETHICS......................................................................................................42

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS................................................................42
         Investment Advisor.........................................................................................42
         Sub-Advisors for Emerging Markets Fund,
         International Fund and Strategic Income Fund...............................................................45

         Administrator..............................................................................................47
         Distributor................................................................................................49
         Custodian and Auditors.....................................................................................56

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..................................................................57

CAPITAL STOCK.......................................................................................................61

NET ASSET VALUE AND PUBLIC OFFERING PRICE...........................................................................92

FUND PERFORMANCE....................................................................................................98

TAXATION ..........................................................................................................119

REDUCING SALES CHARGES.............................................................................................120
         Class A Sales Charge......................................................................................120
         Sales of Class A Shares and Class C Shares at Net Asset Value.............................................121

ADDITIONAL INFORMATION ABOUT SELLING SHARES........................................................................122
         By Telephone..............................................................................................122
         By Mail...................................................................................................122
         Redemptions Before Purchase Instruments Clear.............................................................123

RATINGS  123

FINANCIAL STATEMENTS...............................................................................................127

                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in 44 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."

         For purposes of this Statement of Additional Information, "Equity Funds" shall constitute Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Select Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, International Fund, Health Sciences Fund, Real Estate Securities Fund, Technology Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Mid Cap Growth Opportunities Fund, and Large Cap Growth Opportunities Fund. "Bond Funds" shall constitute Corporate Bond Fund, Core Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, High Income Bond Fund, Bond IMMDEX Fund, High Yield Bond Fund, U.S. Government Mortgage Fund and Intermediate Government Bond Fund. "Tax Free Funds" shall constitute Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Missouri Tax Free Fund, and Short Tax Free Fund. Each of the Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund), Health Sciences Fund, Real Estate Securities Fund, and Technology Fund, are diversified investment companies. The Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund), Health Sciences Fund, Real Estate Securities Fund, and Technology Fund, are non-diversified investment companies.

         Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for the Tax Free Funds and certain Bond Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class S (except for the Tax Free Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios, Inc. ("FAIP"); and ten separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II Inc., American Select Portfolio Inc., American Municipal Term Trust Inc. III., Minnesota Municipal Term Trust Inc. II, and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The main investment strategies of each Fund are set forth in that Fund's Prospectuses. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

         If a percentage limitation on investments by a Fund stated in this section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than High Income Bond Fund, High Yield Bond Fund, Corporate Bond Fund and, to the extent they can invest in convertible debt securities, Equity Income Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's) are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         Most of the Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bancorp Asset Management, Inc., the Funds' investment advisor ("U.S. Bancorp Asset Management" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         Tax Free Funds, Bond Funds and the Balanced Fund may also invest in Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or the applicable Fund's investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

         o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         o        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         o notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         o notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in such securities.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of Emerging Markets Fund and International Fund, such Fund's investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

         The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Funds (excluding Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

         In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund (with respect to its fixed income assets) and the Bond Funds may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will segregate account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or a Fund's investment sub-advisor, if any, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of Emerging Markets Fund or International

Fund, such Fund's sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

         The Advisor may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 25% of the Funds' income from securities lending transactions. The Funds also pay an administrative fee equal to 0.025% based on total securities on loan.

         In these loan arrangements, the Funds will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

OPTIONS TRANSACTIONS

         To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. The Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund), Tax Free Funds and Bond Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. The Funds may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. The Bond Funds and Tax Free Funds may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

         WRITING OF CALL OPTIONS. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund and International Fund) on foreign currencies. The Equity Funds (other than Emerging Markets Fund and International Fund) may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, and, in the case of Emerging Markets Fund and International Fund, covering up to 50% of the equity securities owned by such Funds.

         When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         LIMITATIONS. None of the Funds other than Mid Cap Growth Fund, Emerging Markets Fund and International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         The Funds may engage in futures transactions and options on futures, including stock and interest rate index futures contracts and options thereon.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

         A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of Emerging Markets Fund and International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests and increase the level of Fund assets devoted to replicating the composition of , respectively, the S&P 500 Composite Index, the S&P MidCap 400 Index or the Russell 2000 Index .

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

         Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund and International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES -- EQUITY FUNDS

         The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, Equity Income Fund may invest up to 25% of its total assets and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

         The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest theprepayment at a lower interest rate).

FOREIGN SECURITIES

         GENERAL. Under normal market conditions Emerging Markets Fund and International Fund invest principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small cap Index
Fund) each may invest up to 25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Furthermore, Short Term Bond Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund and Core Bond Fund may invest up to 15%, and Corporate Bond Fund, High Income Bond Fund and High Yield Bond Fund may invest up to 25%, of total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) bonds of foreign issuers having total capital and surplus at the time of investment of at least $1 billion.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         EMERGING MARKETS. Emerging Markets Fund and International Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund and International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund or International Fund is uninvested. In addition, settlement problems could cause such Funds to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         Emerging Markets Fund and International Fund invest in securities which are purchased and sold in foreign currencies. The value of their assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. These Funds also will incur costs in converting United States dollars to local currencies, and vice versa.

         Emerging Markets Fund and International Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Emerging Markets Fund and International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. These Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets Fund and International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The applicable Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that their respective investment sub-advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund and International Fund may realize losses on their foreign currency transactions.

         As stated above, Emerging Markets Fund and International Fund may engage in a variety of foreign currency transactions in connection with their investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Funds will comply with applicable SEC announcements requiring them to segregate assets to cover the Funds' commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. The Funds generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, Emerging Markets Fund and International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, these Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund and International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         Balanced Fund and the Bond Funds also may invest in mortgage-backed securities. Each of these Funds will invest in mortgage-backed securities that are Agency Pass-Through Certificates, private pass-through securities, or collateralized mortgage obligations ("CMOs"), as defined and described below.

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         o An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds (except Short Term Bond Fund) will invest more than 10% of their total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities. Short Term Bond Fund will not invest in interest-only, principal-only, inverse interest-only or inverse floating rate mortgage-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

         The Bond Funds and Balanced Fund may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

         ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

         A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. Health Sciences Fund may also invest in REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

         REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

         Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

         Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ASSET-BACKED SECURITIES

         Balanced Fund and the Bond Funds may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

         The Tax Free Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

         MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

         Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest. In addition, if the tax exemption of stock dividend payments proposed by President Bush in January 2003 is adopted in some form, the municipal obligations in which the Tax Free Funds have invested could decrease in value.

         REFUNDED BONDS. With the exception of Nebraska Tax Free Fund, the Tax Free Funds may not invest more than 25% of fund assets in unrated securities. Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds.

         The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

         DERIVATIVE MUNICIPAL SECURITIES. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

         The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations.

         MUNICIPAL LEASES. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

         Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

         In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

         The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

         Each of the Tax Free Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

         The Bond Funds and Tax Free Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

INTEREST RATE TRANSACTIONS

         Bond Funds and Tax Free Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

GUARANTEED INVESTMENT CONTRACTS

         Short Term Bond Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS -- RATED LESS THAN INVESTMENT GRADE

         Corporate Bond Fund may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund and High Yield Bond Fund invests primarily in non-investment grade bonds. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Corporate Bond Fund may invest in non-investment grade bonds rated at least B by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund and High Yield Bond Fund (which means that the Funds may invest in bonds in default).

         The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

         Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

         In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events.

Thus, the success of a Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's and applicable sub-advisor's own credit analysis than is the case with investment grade obligations.

DEBT OBLIGATIONS -- HIGH INCOME BOND FUND AND HIGH YIELD BOND FUND

         The Funds' investments may include U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. Certain debt obligations in which the Funds invest may involve equity characteristics. A Fund may, for example, invest in unit offerings that combine debt securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its debt component.

FLOATING RATE DEBT OBLIGATIONS

         The Bond Funds and Balanced Fund expect to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE DEBT OBLIGATIONS

         The Bond Funds and Balanced Fund will invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         High Income Bond Fund, High Yield Bond Fund and Corporate Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

         The Equity Funds, High Income Bond Fund, High Yield Bond Fund and Corporate Bond Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         Although the Bond Funds (except High Income Bond Fund, High Yield Bond Fund and Corporate Bond Fund) will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, they may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner.

PARTICIPATION INTERESTS

         High Income Bond Fund, High Yield Bond Fund and Corporate Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

CLOSED-END INVESTMENT COMPANIES

         The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in municipal bonds and other municipal obligations. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, the Tax Free Funds and their shareholders may experience a loss. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

         To the extent they may invest in fixed-income securities, the Funds may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

SPECIAL FACTORS AFFECTING SINGLE STATE TAX FREE FUNDS

         As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund's name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state's municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

         The economy and financial operations of each state are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. The economy of any state is inextricably linked to the health of the U.S. national economy. Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad with Iraq and Korea. Additional threats of terrorism in the U.S. remain at the forefront of concern. Other risks include the implosion of the real estate market or further confidence erosion on Wall Street due to accounting improprieties. These, and other national threats, may directly or indirectly influence the obligations of each state's local governments. Another budgetary concern for the states is the potential elimination of taxes on corporate dividends paid to investors that is included in President Bush's proposed tax-cut plan released in January 2003. The dividend exemption could cost each state millions of dollars in personal-income tax revenue in the upcoming budget years. Certain states have provided estimates of this cost, as set forth below.

         ARIZONA. Located in the country's sunbelt, the State of Arizona (the "State" or "Arizona") has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 U.S. census figures, Arizona ranks 20th in U.S. population. Also important to the State's development is the diversity of its economic growth. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance and real estate. Arizona's strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services. In addition, the State's dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence.

         The State is divided into 15 counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State's second most populous city.

         Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. Well before the attacks of September 11, the State was experiencing a slowdown in tax receipt revenues that would have forced budgetary adjustments. Since most of the State's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. In Arizona, around 88% of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10% even in robust years. With the dramatic slowing in the economy and the retrenchment of consumers, sales tax growth in Arizona has dropped and is approaching zero growth. Projections for Fiscal Year ("FY") 2003 call for only slight increases, with rates of increase in FY 2004 modest but well below historical averages. Similarly, the individual income tax growth has faltered given the drop-off in employment growth and stock portfolio values. There is little projected growth in individual income tax revenues until FY 2004. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local municipalities in the State.

         Like many states, due in large part to declining revenues, Arizona is facing budgetary constraints as a result of a recession that started in the spring of 2001 and was further impacted by the events of September 11. Obligations of the State or local governments may be affected by budgetary pressures affecting the State and economic conditions in the State. Based on revenue and expenditure estimates for FY 2002, and the year-end revenues and expenditures for FY 2001, estimates predict that General Fund expenditures for FY 2002 (beginning July 1, 2002) will exceed General Fund revenues for such year by approximately $1 billion. It is uncertain whether State revenue collections will be sufficient to meet the General Fund appropriations contained in the enacted budget for FY 2002. As of May 2002, preliminary revenue collections for the three primary General Fund categories - Transportation Privilege (Sales) Taxes, Individual Income Taxes and Corporate Income Taxes - were $53 million below the March 2002 forecast used in developing the enacted FY 2002 budget. Ultimately, a budget was enacted for FY 2002 that reflected a combination of measures to address the reductions in estimated revenues. These measures included a reduction in the amounts appropriated in the original FY 2002 budget, deferral to FY 2003 of FY 2002 funding for public schools, use of moneys in the State's Budget Stabilization Fund, transfers of moneys from other State funds to the General Fund, and the use of lease-purchase financing to fund the State's obligation to construct new schools.

         As of January 2003, the governor had released an overview of her plan to fix a $309 million deficit this fiscal year and a nearly billion-dollar shortfall in the next budget (FY 2003) that begins July 1, 2003. To solve the deficit problem, Governor Janet Napolitano called for significant spending cuts, including significant decreases to economic development agencies. The proposed fiscal plan relies heavily on asset sales, lease-back arrangements and revenue bonding to solve 2003's leftover $300 million deficit. That includes selling off State-owned aircraft as well as the Veteran's Coliseum in Phoenix, and selling bonds for school construction. Future State spending cuts and budgetary constraints may adversely affect local government by shifting additional monetary and administrative burdens onto local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         In 1990 the State legislature enacted a formula-based Budget Stabilization Fund (a "Rainy Day" fund) into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. After transfers made to cover budget shortfalls in fiscal 2002, the fund contained approximately $45 million as of October 2002. Further legislative action is expected to modify the budget for current FY 2003. It is not possible at this time to predict the impact of that action on the Rainy Day fund. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

         Another concern relating to future budgetary shortfalls is that tobacco settlement money to be paid to states like Arizona is coming in millions of dollars lower than expected. The reason is that fewer people are smoking - or at least fewer people are smoking brands from the four major manufacturers. The nation's attorneys general had projected a 1.75% annual decline in smoking, but last year saw a 6.5% decline in cigarettes sales by the manufacturers that are part of the 1998 settlement. The decline in tobacco settlement money could reduce the amount of revenue available for future State budgets.

         Local governments face additional risks and constraints that may limit their ability to raise money. Certain obligations held by the Arizona Tax Free Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Arizona local governments and districts are limited by Arizona law. Arizona has two components of property taxes--primary and secondary. Primary property taxes can be collected by the State, counties, cities, community college or school districts and are dedicated for operation and maintenance expenditures of the respective jurisdiction. Secondary property taxes may be levied for voter-approved budget overrides, special districts, or to pay for bonded indebtedness.

         Under the primary system, limitations have been enacted that restrict the ability to raise property taxes. Property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10% per year only under certain circumstances. Under the secondary system, there is no limitation on annual increases in full cash value of any property. Additionally, under the primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for primary purposes on residential property only are limited to 1% of the full cash value of such property. In addition, taxes levied for primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2% over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2% limitation does not apply to taxes levied for primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system.

         Provisions of the Arizona Constitution and State legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona Economic Estimates Commission. This limitation is based on the entity's actual expenditures for FY 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.

         Obligations of the State or local governments may be affected by budgetary pressures affecting the State and the ability of the State to raise revenue. In November of 1992 a law was passed stating that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State Legislature, and Gubernatorial approval. If the Governor vetoes the measure, then the legislation may not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Legislature.

         CALIFORNIA. The economy of the State of California (the "State" or "California"), largest among the states, is also one of the largest in the world. Although agriculture is gradually yielding to industry as the core of the State's economy, California leads the nation in the production of fruits and vegetables, including carrots, lettuce, onions, broccoli, tomatoes, and strawberries. Much of the State's industrial production depends on the processing of farm produce and upon such local resources as petroleum, natural gas, lumber, cement, and sand and gravel. Since World War II, however, manufacturing, notably of electronic equipment, computers, machinery, transportation equipment, and metal products, has increased enormously. Defense industries, a base of the economy especially in California, have declined following the end of the cold war, dealing a serious economic blow to the State.

         The State's population of over 34 million has doubled since 1960 and constitutes over 12% of the U.S. total. In 1996, the California economy entered into a phase of rapid growth. Prior to this phase, personal income growth had lagged behind U.S. growth, but in each year since 1997, personal income has exceeded national levels. Per capita income, which had been 10% above the national average in 1990, fell to only 3% in 1997, but climbed back to 5% above the national average in 1999. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California than the U.S., and slightly more services.

         California' credit quality has been affected by national recessions in the past. In the early 1990s, California was especially hard hit by the national recession and experienced three credit-rating downgrades by both Moody's and Standard & Poor's. Led by declines in defense-related activities and construction (especially commercial real estate), the State lost over 700,000 jobs between 1990-1993, or about 5% of non-agricultural employment. The recession resulted in a failure by State government to realize revenue and spending targets. The State budget was chronically imbalanced in 1991 and 1992. State aid was reduced, spreading fiscal stress to local governments.

         The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by Standard & Poor's . Prior to 1991, the State's general obligation bonds had enjoyed the highest rating by either Moody's or Standard & Poor's. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality declined after the onset of the national recession in 1990. As of January 2003, in light of an expected deficit of $34.8 billion, Standard & Poor's lowered the State's credit rating from "A-plus" to "A." This is due in large part to a first term marked by a large financial downturn and a power crisis in the nation's most populous state.

         More recently, the State continues to suffer the effects of a weak economy. As of January 2003, the State was facing an expected deficit of $34.8 billion. As part of the proposed solution to the budget deficit, the State has proposed a large shift of over $8 billion in state health and social service programs from the State to local governments. Local governments could potentially face large costs associated with the burden of administering these new programs. In addition to that, local governments in California could suffer fiscally if the state government halts payments to local governments that filled the void created when vehicle license fees were slashed during the economic boom several years ago. Money from the vehicle license fees goes to local governments, so when fees were recently lowered by the State, the State pitched in the amount of money lost so local governments would not lose needed income. In addition to potential losses such as this, local governments may face other reductions in State fiscal aid for various programs.

         Despite the overall strength of California credit quality, there are a number of additional risks. Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. Such revenues may be affected by limitations imposed on new taxes or tax increases. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         In 1986, voters approved Proposition 62, a statutory initiative which required majority voter approval of local general taxes and restated the two-thirds voter approval requirement for local special taxes. However, in response to subsequent California court decisions, which labeled the general tax vote requirement unconstitutional, cities, counties and other local governments increased or imposed new general taxes in the 1990s without voter approval. These commonly took the form of utility user's taxes, business license fees and hotel taxes.

         To close certain loopholes in Propositions 13 and 62, in November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges. Due to limitations like Propositions 13, 62 and 218, obligations of the State or local governments may be affected by the ability of the State to raise revenue.

         Another risk, which results from Article 13(A) of the California Constitution, concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

         Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

         Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994 Orange County, California, together with its pooled investment funds, which included investment funds from other governments, filed for bankruptcy. The Orange County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and a structural deficit in its health department.

         California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

         Finally, California is subject to unique natural hazard risks. Earthquakes can cause localized economic harm which could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. One of the State's most acute problems is its need for water. The once fertile Owens valley is now arid, its waters tapped by Los Angeles, 175 miles away. In the Imperial, irrigation is controlled by the All-American Canal, which draws from the Colorado River. In the Central Valley the water problem is one of poor distribution, an imbalance lessened by the vast Central Valley project. Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

          COLORADO. The State of Colorado (the "State" or "Colorado") is the most populous state in the Rocky Mountain region. The State has two distinctive geographic and economic areas. The eastern half of the State consists of the eastern plains which are flat, open and largely devoted to farming, and the Front Range which contains the major metropolises. The State's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley and Pueblo.

         Denver, the State capital, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking. More recently, the Front Range has attracted advanced-technology industries. The State's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

         Colorado was arguably among the hardest hit during the U.S. recession of 2001-02, primarily because of the region's higher employment concentration in the areas of technology, telecommunications, travel, and tourism. If the national economy rebounds, the State economy is expected to follow. Expectations are that the State economy will continue to grow slowly and then will begin to strengthen significantly in the second half of FY 2002-03. There are several reasons for slower economic recovery of Colorado economy, including the effect of the national economy on the State's advanced technology sector which continues to struggle, and the slow-down in the tourism sector as an aftermath of September 11, 2001 events, wildfire, and the drought. Demand for advanced technology workers in the western region of the United States, including the State, fell by 71% between 2000 and 2002 and such demand remains sluggish. With respect to tourism, although airline traffic at Denver International Airport is increasing, it remains below the levels of the last fiscal year.

         Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. The largest source of the State's General Fund revenues is receipts generated by the individual income tax. In December 2002 State economists revealed that the state was facing $850 million less in revenues than was projected when they approved the current $13.8 billion budget for FYs 2002-03 last May. Since most of Colorado's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. In FY 2002, General Fund revenues decreased 12.6%, after increasing 6.6% in FY 2000-01. Income tax revenues, both individual and corporate, declined 16.7%. Sales and use tax revenues also declined 3.7%. These declines led Standard & Poors Ratings Services to downgrade its outlook from stable to negative on the rating of Colorado's outstanding certificates of participation in November 2002. Also problematic was the issue of one-time cash infusions from trust funds as a means of balancing the budget in its statement. During the last legislative session the legislature chose to use money from trusts such as the Unclaimed Property Trust Fund and Tobacco Settlement Trust Fund, nearly depleting the Funds and leaving them unavailable for any similar actions during the coming legislative session.

         According to the most recent Office of State Planning and Budgeting ("OSPB") forecast dated September 20, 2002, General Fund revenues are expected to increase 2.6% in FY 2002-03, after declining 12.6% in FY 2001-02. The projected slow growth in General Fund revenues is mainly attributable to the current economic recession and federal tax law changes. The current economic recession is expected to have the largest impact on General Fund revenues as growth in sales, use, and income taxes dropped significantly and are slow to recover. According to the OSPB's September 20, 2002 forecast, sales and use tax revenue will increase 1.4% and individual income tax revenue will increase 4.2% compared with decreases of 3.7% and 16.7%, respectively, in FY 2000-01. The corporate income tax revenues are expected to increase by 33.4%, after a 46% decline in FY 2001-02. Overall, in FY 2001-02, the decline in General Fund revenues has resulted in General Fund revenue projections declining by over $1.0 billion since the September 20, 2001 OSPB forecast. The Governor and General Assembly have acted to address this shortfall. However, the OSPB anticipates that General Fund revenues will increase slightly in FY 2002-03.

         The State's budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later. In August, these budgets are submitted to the OSPB for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

         Like many states, Colorado is facing budgetary constraints as a result of a recession that started in the spring of 2001 and was further impacted by the events of September 11. Colorado faces a projected state budget deficit in 2003 of $850 million. This is likely the largest shortfall since World War II. The impact of the recession on many municipalities has lingered, despite the recent economic improvement. One reason for concern over the budget is that tobacco settlement money is coming in millions of dollars lower than expected, which could reduce future State revenue. The reason is that fewer people are smoking - or at least fewer people are smoking brands from the four major manufacturers. The nation's attorneys general had projected a 1.75% annual decline in smoking, but last year saw a 6.5% decline in cigarettes sales by the manufacturers that are part of the 1998 settlement.

         The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado. Unlike in many states, in Colorado, only voters can approve tax increases, making it harder to increase state and local revenues. The Taxpayers Bill of Rights ("TABOR") is one limitation, which applies to all levels of state and local government. TABOR limits increases in state revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases. Voter approval is also required for any new taxes or to increase current taxes. Any surpluses the State collects must be returned to taxpayers. TABOR does not allow the State to raise taxes and increase spending during an economic downturn. Adding to the problem has been voter approval in 2000 of a couple of ballot measures - Amendment 23 that guarantees Colorado's public schools additional funds for the next 10 years and Referendum A, which will grant senior citizens tens of millions of dollars in property tax relief.

         The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a "Rainy Day" fund, to smooth government revenues and expenditures over the business cycle. Article XX of the Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an "emergency reserve fund" of 3% of the annual budget. This emergency reserve fund is SPECIFICALLY FORBIDDEN for use in economic emergencies. It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

         In Colorado the problem is compounded by a multi-year drought, fires and the related declines in tourism. Colorado estimated $1.7 billion in losses to the State's tourism industry last year. The State's critical travel industry has performed reasonably well this year. Overall tourist visits to Denver declined roughly 10% in 2002's second quarter versus the same quarter last year. Many had feared much larger declines, tied to terrorism and recession. Passenger boardings at Denver International Airport were down slightly from a year ago. If there is another U.S. terrorist attack, Colorado's tourism industry could be crippled even more as visitors fearful of traveling stay home. Additionally, if the United States goes to war with Iraq, the State economy - already weakened by the tech and telecom bust - could suffer even more. But if the war is quick and clean, the State could avoid recession, and its oil and gas business could potentially benefit.

         Finally, Colorado is subject to unique natural hazard risks. One unpredictable factor is the weather. If there is good snow for the 2002-2003 ski season the profits of ski resort and the tourism industry as a whole could likely benefit. Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of future severe droughts like the one currently experienced. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. As of January 2003, the Colorado

Department of Agriculture estimated that a prolonged drought in parts of Colorado had led to losses of $154 million in the State. The drought had forced many ranchers to sell all or parts of their herds as rangeland dried up and hay prices escalated. As of January 2003, the El Nino weather pattern was likely to keep Colorado warmer and drier than normal in the early winter months.

         MINNESOTA. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

         Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. Since 1996, Minnesota and U.S. employment have expanded at approximately the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but payroll employment has fallen by a larger percentage in Minnesota than nationally since February 2001. Although the economic outlook appears to be improving, State revenue growth typically lags economic recovery. Since 1980, Minnesota per capita income generally has remained above the national average.

         The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The Economic Forecast released by the Minnesota Department of Finance on December 4, 2002 projected, under current laws, a general fund deficit of $356 million for the current biennium ending June 30, 2003. The deficit is attributable primarily to projected revenue shortfalls. Total General Fund expenditures and transfers for the biennium were projected to be $27.1 billion. The projected deficit did not take into account a projected $24 million budget reserve. Use of the budget reserve is not triggered automatically when a deficit is forecast. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium. Accordingly, it is projected that the State will have to raise revenues, reduce spending and other transfers, transfer funds from other accounts, defer certain expenditures and transfers, or adopt a combination of the foregoing changes before June 30, 2003. Minnesota's Governor recently has proposed an emergency supplemental budget for the remainder of the biennium to address the projected deficit. The plan includes structural, or permanent, budget reductions of $171 million, including $77 million from agency grants and programs, $44 million from state government operations, and $50 million from higher education. The plan also includes one-time reductions of $297 million, including $130 million from financing highway projects with debt rather than current funds, using excess balances in other state funds, and delaying the payment of $50 million of certain sales tax refunds until the next biennium. The Governor's plan leaves an estimated $136 million cushion, including the $24 million budget reserve plus another $112 million. If the Legislature does not act soon, state law requires the Commissioner of Finance, with the approval of the Governor, to "unallot," or withhold, state payments as necessary to balance the current budget. The Department's Forecast also projects a deficit of $4.56 billion for the biennium ending June 30, 2005, under current laws and without any allowance for inflation, after establishment of a projected $79 million budget reserve and a projected $31 million education reserve. Department of Finance Forecasts have cautioned that the 'budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending.'

         The State is a party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.


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         State grants and aids represent a large percentage of the total revenue of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

         Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

         MISSOURI. Missouri's economic base is diversified and its economic profile generally resembles that of the nation. The Missouri economy officially went into recession in March 2001 and this recession has yet to be declared over. In addition, even when the recession ends the economy is expected to grow slowly in the next year, particularly with the threat of war and higher oil prices. Missouri's economy slowed significantly last year, with the manufacturing and transportation sectors being particularly hard hit. This is due, in part, to the cyclical nature of the automobile and defense-related manufacturing sectors. Manufacturing jobs, which make up about 14% of Missouri employment, have suffered the most over the past year. In 2002, approximately 5,800 manufacturing jobs were lost. Nationally, manufacturing employment decreased by 4% from October 2001 to October 2002. In Missouri, that drop was 8.5% between March 2001 and October 2002. Because Missouri and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities.

         The State's dependence on manufacturing also leaves its industry vulnerable to possible cutbacks in defense spending. Over the past decade, Missouri has consistently ranked among the top eight states in total military contract awards. Agriculture is also important to the Missouri economy. It consistently ranks high in the amount of cash receipts it receives from farm crops, livestock and products. Because of this, Missouri is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies. Missouri, along with several other Midwestern states, has recently experienced moderate to severe shortages of precipitation, leading to "severe" drought in western Missouri with "moderate" drought extending all across northern counties to the Mississippi River.

         Despite signs of a general economic recovery apparent on the national horizon, the revenue picture for Missouri remains very weak. Growth in state revenues will be very modest. Missouri's budget is approved on an annual basis. The budget for FY 2003 began in July 2002 and another budget must be approved in July 2003. As of January 2003, the State continued to experience severe revenue shortfalls. The projected shortfall for FY 2003 year-end was $400 million at that time. For FY 2004, estimates for the budget deficit are as high as $1 billion. Due to continuing economic uncertainty, these projections could change dramatically over the course of time.

         In FY 2002, Missouri experienced the first decline in net general revenue collections since 1955, ending with 3.5% less in net general revenue collections than the year before. For the FY 2002, the State based its budget on an estimated 5.6% growth in general revenues, which consist of such things as state income and sales taxes. In reality, general revenues declined 3.5% that year. A similar situation is projected for the current FY 2003. The budget for fiscal 2003, which ends June 30, assumed 3.1% growth over last year. But economic projections indicate that revenues will again fall, by more than 3.1%. Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations, and reductions in such State revenues, as experienced in the past, may adversely impact the municipalities.

         The general revenue fiscal outlook for FY 2003 and FY 2004 remains bleak. The predicted economic recovery has not yet fully materialized and, moreover, historical experience indicates that economic recoveries do not result in substantial increases in State revenues until 12 to 18 months later. The poor performance of the stock market and its important impact on State revenues remains troubling. Also, any additional terrorist attacks or continued consumer anxiety over the possibility of such attacks will further depress State revenues. Finally, the recent Missouri Supreme Court decision on a sales tax case from Southwest Bell Corporation will require an estimated $50 million in additional and unbudgeted refunds in FY 2003.

         FY 2003 net general revenue collections will be $371.3 million below the amount needed to support the budget approved for FY 2002. The FY 2003 budget cuts are more than ever previously recommended. The Governor has recommended that $132.9 million of the core reductions be replaced with budget reserve funds on a one-time basis in FY 2003. Reductions in such reserve funds may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls. Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         Another budgetary concern is the potential elimination of taxes on corporate dividends paid to investors that is included in President Bush's January 2003 proposed tax-cut plan. The proposed dividend tax break will reduce Missouri revenues between $47 to $95 million, depending on the size of the cut on dividends. This reduction will be on top of close to $150 million reduction in the State budget from earlier Bush tax cuts.

         Another concern relating to the budget shortfall is that tobacco settlement money is coming into the states at millions of dollars lower than expected. The reason is that fewer people are smoking - or at least fewer people are smoking brands from the four major manufacturers. The nation's attorneys general had projected a 1.75% annual decline in smoking, but last year saw a 6.5% decline in cigarettes sales by the manufacturers that are part of the 1998 settlement. This decline would mean a $20 million decrease in the amount of money the State is getting from the national tobacco settlement.

         Fixing revenue shortfalls is complicated by the fact that the State constitution prohibits raising taxes beyond a certain point without voter approval. The adoption by voters of revenue and expenditure limitations, like Missouri's Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress which continues. Approved by voters in 1980, the amendment generally restricts the growth of State income to the rate of growth of personal income in Missouri. It also requires that voters must approve most government tax or fee increases. Since 1995, about $1 billion in State income has been returned to Missouri taxpayers because the State's tax collections breached the Hancock ceiling.

         In November 2000 the voters of Missouri approved the creation of a Budget Reserve Fund (commonly called the "Rainy Day" fund) by combining the State's Cash Operating Reserve Fund and the Budget Stabilization Fund. The fund is required to have 7.5% of the previous year's net general revenue collections. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

         The State's current governor supports legislation that would allow the State to securitize Missouri's tobacco settlement proceeds. If this is done, it is expected that local schools and the State's public colleges and universities will not face withholdings assuming the State's tobacco settlement is securitized and the current shortfall projections remain accurate. Additional withholdings may occur later in the fiscal year to these or other programs. California, on January 15, 2003, seriously impacted the market for tobacco settlement-backed bonds when it sold its $3 billion deal at record-high interest rates, sending yields on comparable bonds soaring. This means that states like Missouri that are considering similar sales will have to pay a higher price to issue these bonds. One other concern is that the Missouri government could be guaranteeing payment to bondholders if tobacco companies are unable to financially support the settlement payments.


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


         Local governments face additional risks and constraints that may limit their ability to raise money. In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general. Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis. For counties, property tax revenues are 40% of total revenues, and for municipalities, 17%. In Missouri, tax levies were reduced following reassessment pursuant to Article X Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments. Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

         There are also limitations on state and local debt issuance that may affect the ability to generate revenue on a state and local level. Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting. Locally, under
Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the State is allowed to incur debt beyond its the income and revenue provided for such year plus any unencumbered balances from previous years.

         Missouri has a Constitutional Amendment from 1980 that limits revenue to the ratio of fiscal year 1980-1981 State revenue to calendar year 1979 State personal income (5.64%) multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue.

         NEBRASKA. Agriculture is Nebraska's dominant occupational pursuit. The State's chief agricultural products are cattle, corn, hogs, soybeans, and wheat. As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Nebraska's agriculture sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Nebraska's trading partners, weakening their economies and lowering their demand for Nebraska products. A controlled lowering of the U.S. dollar is most beneficial to the Nebraska economy.

         Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. As of June 2002, a lingering drought had already cost Nebraska's economy more than an estimated $300 million. In east-central Nebraska, some ranchers have cut their herds by 25 and 30 percent as rangeland has withered and wells have gone dry. As of January 2003 the El Nino weather pattern was likely to keep Nebraska warmer and drier than normal in the early winter months. It is estimated that the impact of the drought on corn producers because of lost production could cost the Nebraska economy as much as $1.25 billion. That leads to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.

         Nebraska's largest industry is food processing, which derives much of its raw materials from local farms. The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important. Mineral deposits of oil (discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State's economy. The Nebraska growth in non-farm payroll employment has generally been positive in recent months and years. From October 2001 to October 2002, state Department of Labor numbers show that Nebraska non-farm payroll jobs increased by 1,894, or by 0.2%. In October 2002, the number of Nebraska non-farm jobs totaled an estimated 917,944. The Bureau of Business Research at the University of Nebraska-Lincoln estimates that non-farm employment in the State will grow 1.4% in 2003; and 1.9% in 2004. Non-farm personal income will grow 4.6% in 2003; and 5.3% in 2004. Total taxable retail sales will grow about 4.9% in 2003; and 5.0% in 2004. Thus, slow growth will likely characterize the Nebraska economy in the near future with a possible return to more normal growth rates after a couple of years.

         Like many states, Nebraska is facing budgetary constraints as a result of a recession that started in the spring of 2001 and was further impacted by the events of September 11. State government has been confronted with a decline of approximately $648 million in forecasted tax receipts since the initial adoption of the current biennial budget in 2001. During three successive legislative sessions about $521 million in fund lapses, spending cuts, and tax measures were adopted to begin to address the lack of revenue to support the current level of State appropriations. The decline in actual and forecasted tax receipts has been precipitous and occurred faster than the Legislature could implement changes to establish structural balance between tax receipts and appropriations.

         Actual net General Fund tax receipts for FY 2001-02 were $2.36 billion, $91.4 million or 3.7% less than the prior year. FY 2001-02 General Fund spending was $2.60 billion, $120.8 million or 4.9% greater than the prior year. Current FY 2002-03 net General Fund tax receipts are forecasted at $2.55 billion, a $190.0 million or 8% increase. The growth rate for FY 2002-03 is 4.4% when adjusting the increase for the reliance on temporary tax increases for FY 2002-03 enacted during the 2002 regular legislative session. Actual tax receipts are currently running behind forecast for FY 2002-03. Current fiscal year General Fund spending is estimated at $2.64 billion or $40 million greater than the prior year. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State. Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations.

         Beginning in January 2003, legislators draft a new two-year budget covering July 1, 2003, through June 30, 2005. As of January 2003, estimates show the state will face a $673 million budget shortfall by the end of that period unless more revenue is raised or spending is cut. This is the largest shortfall since the Great Depression. Last year, the governor's veto of a tax increase that included one-year hikes in income, sales and cigarette taxes was overridden by the Legislature, which moved money around in two special sessions. With education accounting for half of State spending, state government will feel the brunt of the budget cuts.

         Another concern relating to the budget shortfall is that tobacco settlement money is coming in millions of dollars lower than expected. The reason is that fewer people are smoking - or at least fewer people are smoking brands from the four major manufacturers. The nation's attorneys general had projected a 1.75 percent annual decline in smoking, but last year saw a 6.5% decline in cigarettes sales by the manufacturers that are part of the 1998 settlement.

         Property taxes, all of which are collected for the use of local units of government, continue to be the single largest source of revenue for state and local government combined. Prior to the 1990 passage of LB 1059, which significantly altered the manner in which elementary and secondary education is funded in Nebraska, property taxes often equaled or exceeded all State tax collections. Property tax continues to bear a very significant load of the total tax burden in Nebraska. Net property taxes (net means after subtracting homestead exemptions or other credit programs) comprise 32% of the entire burden, about one-third. Income taxes, individual and corporate, combine to contribute 28.2% of the total; sales taxes constitute 25.1% of the total. Any significant downturn in the real estate market may have an adverse impact on the total amount of property tax revenue generated by the State or local governments.

         OHIO. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. As a result of this exposure, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined. Job growth in the State has been primarily in business services and distribution sectors. Further constraining Ohio's economic growth is its weakened demographic profile, particularly its difficulty holding on to its university graduates. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax.

         Agriculture is an important segment of the State's economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. Because of agriculture's importance, Ohio is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production. In October 2002 the U.S. Department of Agriculture declared Ohio a "disaster area" due to the effects of a recent prolonged drought. The USDA's damage assessments in August 2002 estimated that almost half the counties could expect total crop losses of 30 to 50%, and 17 counties could expect losses of 50% or more.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Since most of Ohio's tax revenues come from volatile sources - sales and personal income taxes - the result has been fiscal stress in each recession for the last 30 years. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.

         Despite signs of a general economic recovery apparent on the horizon, the revenue picture for Ohio remains very weak. Growth in state revenues will be very modest. In general, state revenue recovery lags general economic recovery by at least a year. Another two-year budget must be passed by June 30, 2003, and forecasters are pessimistic about the upcoming budget. As of January 2003, estimates of the deficit expected in the next budget reach $4 to $5 billion. Compounding this problem, the current FY 2002-2003 budget calls for the use of several non-recurring revenue sources, which will no longer be available to use in FYs 2004-2005.

         Another budgetary concern is the potential elimination of taxes on corporate dividends paid to investors that is included in President Bush's January 2003 proposed tax-cut plan. The Ohio Department of Taxation estimated that the dividend exemption alone would cost Ohio $323 million in personal-income tax revenue in the upcoming budget year, and an additional $257 million the following year.

         Most capital improvements in Ohio are funded through the issuance of debt. The State's debt burden is considered moderate by national standards and Ohio's Constitutional requirement of using no more than 5% of annual GRF revenue for debt service is regarded as reasonable and responsible. The State's incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war).

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. Ohio is the only state that shares collections from all of its major taxes and allows local governments to levy those same taxes while keeping 100% of the property tax. The problem, however, is that a shared tax base limits tax policy options of the state and local governments and blurs the connection between taxes paid and services rendered - especially true in K-12 and human services. Additionally, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

         For those few municipalities that have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. Since 1934 the Constitution has limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate. The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

         Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately one-fifth of the districts, from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has challenged the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. An Ohio trial court decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), $23.4 million for 10 districts in FY 1998, $12 million for 10 districts in 1999, and $16 million for 12 districts in 2000.

         OREGON. In the 1970s, Oregon grew rapidly due to population increases and continued economic diversification. Oregon grew much faster than the nation during this period: from 1975 to 1980, non-farm jobs grew by 25% in Oregon versus 17% nationally. The 1980s saw continued diversification of Oregon's economy although timber continued to decline. The high technology expansion was beginning, but did not create enough jobs to offset the timber losses. In the 1990s Oregon continued to diversify. Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State. After its robust expansion during the 1990s, Oregon's economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the Asian crisis. The economic recoveries of Oregon's key Asian trading partners boosted export growth between 1998 and 2000. In 2001, an information technology slowdown significantly dampened growth in Oregon's high-tech sector. At the same time, as California's economy strengthened, net in-migration slowed and population growth moderated, dampening the growth in the construction, retail, and service-related sectors. For the first time since 1985, job growth slipped below the national pace in 1998 and has stayed there in 2001 and 2002.

         Oregon's employment shift of recent years has been significant. The State's forest products sector accounted for about 10% of Oregon's gross state product 14 years ago, while electronics accounted for less than 3%. By 2000, the forest products sector accounted for roughly 3% of Oregon output, while electronics and instruments reached 15%. High-tech now accounts for about $13.2 billion in annual sales in Oregon, while forestry and wood products brings in roughly $4.1 billion. Agriculture and food processing has about $3.8 billion in sales while durable goods manufacturing in metals and transportation equipment is worth about $2.4 billion.

         The dependence on the high-tech industry led Oregon into the recent national recession, accounting for about 25% of the overall State economy compared to an average of about 12% nationally. The market recovery for semiconductors, software, and communications could be much slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

         Oregon has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. Rising regional energy prices force more businesses to slow production and lay off workers. Rate hikes have been in place since October 1 of 2001. The Oregon economy has spent much of the past year recovering from the Western energy crisis of 2001, when electricity prices skyrocketed due to failed utility deregulation in California, drought reductions in the Columbia River hydropower system, and the Enron collapse amid allegations it manipulated the energy market. These events resulted in imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing, and other requirements. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

         Oregon is also impacted dramatically by the economics of international trade. The temporary lockout by Pacific Maritime Association of the International Longshore Workers Union this past October caused minor disruptions to commerce. An extended disruption to international trade could severely impact Oregon's manufacturing and agricultural sectors. Additionally, as the dollar depreciates against other foreign currencies, U.S. exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

         The Oregon budget is approved on a biennial basis by separate appropriation measures. Although the Governor recommends a budget, no omnibus budget measure is approved. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

         Like many states, Oregon is facing budgetary constraints as a result of a recession that started in the spring of 2001 and was further impacted by the events of September 11. As of January 2003, Oregon had the nation's highest jobless rate, contributing to one of the deepest budget shortfalls among the 50 states. As of January 2003 Oregon faced a $2 billion shortfall in balancing an expected $11.4 billion budget. Oregon's budget problems reflect, in part, its heavy reliance on an income tax. That tax funds about 87% of the Oregon's general fund. Since most of Oregon's tax revenues come from volatile sources like income taxes - the result is often fiscal stress during times of recession. The State also relies heavily on property taxes, and both income and property taxes have been reduced by voters in recent years. Another 4.3% of the general fund comes from corporate taxes - down from a 14% share in 1980, according to the State's Office of Economic Analysis. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

         Oregon's budget problems have been exacerbated by the absence of a substantial rainy-day fund, which was not created until 2002. During the economically prosperous years of the late '90s, the state income tax brought in a lot of revenue. State legislators, rather than create a reserve, chose to rebate surplus revenues - those exceeding 2% of budget forecasts - in four 'kicker checks' to taxpayers between 1995 and 2001.

         Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. Future revenue projections for state and local government are relatively disappointing. The Oregon Office of Economic Analysis ("OEA") expects General Fund revenues of $9.223 billion for the 2001-03 biennium, $133.1 million less than the previous forecast and $1.832 billion below the Close of Session forecast. Total resources available for allocation equal $9.586 billion, $111.8 million short of current Legislatively adopted appropriations. Projected General Fund revenues for the 2003-05 biennium total $10,880.5 million, an 18% increase over the current projection for the 2001-03 biennium. In 2005-07, the forecast of General Fund revenues is $12,563.1 million. Projected General Fund revenues in the 2007-09 biennium equal $14,081.9 million, 12.1% above the 2005-07 biennial forecast.

         Obligations of the State or local governments may be affected by legislation limiting the ability of state and local governments to raise revenue through new or additional taxes. In November 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference. This constitutional amendment limited property taxes in 1997-1998 to the lesser of 90% of the 1995-1996 tax, or the 1994-1995 tax amount. For tax years following the 1997-1998 tax year, property tax increases are limited to 3% annually, subject to limited exceptions. Local governments' lost revenue may only be replaced by an increase in the state income tax, unless the voters approve replacement fees or charges. At least 50% of eligible voters must participate in an election in order for a voter-approved tax levy to be valid. Ballot Measure 50, another restriction on revenue sources, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of a "commodity pool operator," which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.

                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1. Concentrate its investments in a particular industry, except that each Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.*

         2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Purchase physical commodities or contracts relating to physical commodities.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

         None of the Funds will:

         1. Invest more than 15% of its net assets in all forms of illiquid investments.

         2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

         3.       Make short sales of securities.

         4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

--------------------------------------------
* According to the present interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

         The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under
Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

         For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                                   FUND NAMES

         With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                               PORTFOLIO TURNOVER

         No fund experienced significant variation in portfolio turnover rate over the two most recently completed fiscal year.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

INDEPENDENT DIRECTORS
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN        OTHER
 NAME, ADDRESS,   POSITION(S)      TERM OF OFFICE         PRINCIPAL OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
    AND AGE          HELD          AND LENGTH OF            DURING PAST 5 YEARS          OVERSEEN BY        HELD BY
                  WITH FUND         TIME SERVED                                            DIRECTOR        DIRECTOR*
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Roger A.          Director    Term expiring earlier    Vice President, Cargo -        First American          None
Gibson, 1200                  of death, resignation,   United Airlines, since July    Funds Complex:
Algonquin Road,               removal,                 2001; Vice President, North    Fourteen
Elk Grove                     disqualification, or     America-Mountain Region for    registered
Village, IL                   successor duly elected   United Airlines (1995-2001)    investment
60007 (56)                    and qualified.                                          companies,
                              Director of FAIF since                                  including 71
                              October 1997                                            portfolios
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Leonard W.        Director    Term expiring earlier    Owner, Executive and           First American          None
Kedrowski, 16                 of death, resignation,   Management Consulting, Inc.,   Funds Complex:
Dellwood                      removal,                 a management consulting        Fourteen
Avenue,                       disqualification, or     firm, since 1992; Chief        registered
Dellwood,                     successor duly elected   Executive Officer, Creative    investment
Minnesota 55110               and qualified.           Promotions International,      companies,
(61)                          Director of FAIF since   LLC, a promotional award       including 71
                              November 1993            programs and products          portfolios
                                                       company, since 1999; Board
                                                       member, GC McGuiggan
                                                       Corporation (dba Smyth
                                                       Companies), a label printer,
                                                       since 1993; Advisory Board
                                                       Member, Designer Doors, a
                                                       manufacturer of designer
                                                       doors from 1998 to 2002;
                                                       acted as CEO of Graphics
                                                       Unlimited from 1996-1998
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Richard K.        Director    Term expiring earlier    Retired; President and Chief   First American          None
Riederer, 741                 of death, resignation,   Executive Officer, Weirton     Funds Complex:
Chestnut Road,                removal,                 Steel (1995-2001); Director,   Fourteen
Sewickley,                    disqualification, or     Weirton Steel (1993-2001)      registered
Pennsylvania                  successor duly elected                                  investment
15143 (58)                    and qualified.                                          companies,
                              Director of FAIF since                                  including 71
                              August 2001                                             portfolios
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Joseph D.         Director    Term expiring earlier    Chairman of FAF's and FAIF's   First American          None
Strauss, 8525                 of death, resignation,   Boards from 1993 to            Funds Complex:
Edinbrook                     removal,                 September 1997 and of FASF's   Fourteen
Crossing, Suite               disqualification, or     Board from June 1996 to        registered
5, Brooklyn                   successor duly elected   September 1997; President of   investment
Park, Minnesota               and qualified.           FAF and FAIF from June 1989    companies,
55443 (62)                    Director of FAIF since   to November 1989; Owner and    including 71
                              September 1991           Executive Officer, Excensus    portfolios
                                                       TM LLC, a consulting firm,
                                                       since 2001; Owner and
                                                       President, Strauss
                                                       Management Company,  a
                                                       Minnesota holding company
                                                       for various organizational
                                                       management business
                                                       ventures, since 1993; Owner,
                                                       Chairman and Chief Executive
                                                       Officer, Community Resource
                                                       Partnerships, Inc., a
                                                       strategic planning,
                                                       operations management,
                                                       government relations,
                                                       transportation planning and
                                                       public relations
                                                       organization, since 1993;
                                                       attorney at law
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN        OTHER
 NAME, ADDRESS,   POSITION(S)      TERM OF OFFICE         PRINCIPAL OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
    AND AGE          HELD          AND LENGTH OF            DURING PAST 5 YEARS          OVERSEEN BY        HELD BY
                  WITH FUND         TIME SERVED                                            DIRECTOR        DIRECTOR*
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Virginia L.       Chair;      Chair Term three         Owner and President,           First American          None
Stringer, 712     Director    years.  Directors Term   Strategic Management           Funds Complex:
Linwood Avenue,               expiring earlier of      Resources, Inc.,  a            Fourteen
St. Paul,                     death, resignation,      management consulting firm,    registered
Minnesota 55105               removal,                 since 1993; Executive          investment
(58)                          disqualification, or     Consultant for State Farm      companies,
                              successor duly elected   Insurance Company since        including 71
                              and qualified. Chair of  1997; formerly President       portfolios
                              FAIF's Board since       and Director, The Inventure
                              September 1997;          Group, a management consulting
                              Director of FAIF since   and training company;
                              September 1987           President, Scott's, Inc, a
                                                       transportation company, and
                                                       Vice President of Human
                                                       Resources, The Pillsbury
                                                       Company
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
James M. Wade,    Director    Term expiring earlier    Owner and President, Jim       First American          None
2802 Wind Bluff               of death, resignation,   Wade Homes, a homebuilding     Funds Complex:
Circle,                       removal,                 company, since 1999            Fourteen
Wilmington,                   disqualification, or                                    registered
North Carolina                successor duly elected                                  investment
28409 (59)                    and qualified.                                          companies,
                              Director of FAIF since                                  including 71
                              August 2001                                             portfolios
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------


*  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the
Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.


INTERESTED DIRECTOR(S)
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
NAME, ADDRESS,    POSITION(S)     TERM OF OFFICE          PRINCIPAL OCCUPATION(S)         NUMBER OF          OTHER
AND AGE              HELD          AND LENGTH OF            DURING PAST 5 YEARS         PORTFOLIOS IN     DIRECTORSHIPS
                  WITH FUND         TIME SERVED                                          FUND COMPLEX       HELD BY
                                                                                         OVERSEEN BY       DIRECTOR*
                                                                                           DIRECTOR
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
John M. Murphy,   Director    Term expiring earlier    Retired; Executive Vice        First American          None
Jr., 800                      of death, resignation,   President, U.S. Bancorp        Funds Complex:
Nicollet Mall,                removal,                 January 1999 to January        Fourteen
Minneapolis,                  disqualification, or     2003; Minnesota State          registered
Minnesota 55402               successor duly elected   Chairman - U.S. Bancorp 2000   investment
(61) **                       and qualified.           to January 2003; Chairman      companies,
                              Director of FAIF since   and Chief Investment           including 71
                              June 1999                Officer, First American        portfolios
                                                       Asset Management and U.S.
                                                       Bank Trust, N.A., and
                                                       Executive Vice President,
                                                       U.S. Bancorp (1991-1999).
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------


*  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the
Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

** Mr. Murphy is considered an "interested" Director because of his ownership of securities issued by U.S. Bancorp.


OFFICERS
----------------------- ----------------- -------------------- --------------------------------------------------------
NAME, ADDRESS, AND      POSITION(S) HELD    TERM OF OFFICE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
       AGE                 WITH FUND         AND LENGTH OF
                                              TIME SERVED
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
Thomas S. Schreier,     President         Re-elected by the    Chief Executive Officer of U.S. Bancorp Asset
Jr., U.S. Bancorp                         Board annually;      Management, Inc. since May 2001; Chief Executive
Asset Management,                         President of FAIF    Officer of First American Asset Management from
Inc., 800 Nicollet                        since February       December 2000 through May 2001 and of Firstar
Mall, Minneapolis,                        2001                 Investment & Research Management Company from February
Minnesota 55402 (40) *                                         2001 through May 2001; Senior Managing Director and
                                                               Head of Equity Research of U.S. Bancorp Piper Jaffray
                                                               from October 1998 through December 2000; Senior
                                                               Airline Analyst and Director of Equity Research of
                                                               Credit Suisse First Boston through 1998
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
NAME, ADDRESS, AND      POSITION(S) HELD    TERM OF OFFICE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
       AGE                 WITH FUND         AND LENGTH OF
                                              TIME SERVED
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
Mark S. Jordahl, U.S.   Vice President    Re-elected by the    Chief Investment Officer of U.S. Bancorp Asset
Bancorp Asset           - Investments     Board annually;      Management, Inc. since September 2001; President and
Management, Inc. 800                      Vice President  -    Chief Investment Officer, ING Investment Management -
Nicollet Mall,                            Investments of       Americas (September 2000 to June 2001); Senior Vice
Minneapolis,                              FAIF since           President and Chief Investment Officer, ReliaStar
Minnesota 55402 (42) *                    September 2001       Financial Corp. (January 1998 to September 2000);
                                                               Executive Vice President and Managing Director,
                                                               Washington Square Advisers (January 1996 to December
                                                               1997)
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
Jeffery M. Wilson,      Vice President    Re-elected by the    Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset      - Administration  Board annually;      since May 2001; Senior Vice President of First
Management, Inc. 800                      Vice President -     American Asset Management through May 2001
Nicollet Mall,                            Administration of
Minneapolis,                              FAIF since March
Minnesota 55402 (46) *                    2000
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
Robert H. Nelson,       Treasurer         Re-elected by the    Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset                        Board annually;      since May 2001; Senior Vice President of First
Management, Inc. 800                      Treasurer of FAIF    American Asset Management from 1998 through May 2001
Nicollet Mall,                            since March 2000     and of Firstar Investment & Research Management
Minneapolis,                                                   Company from February 2001 through May 2001; Senior
Minnesota 55402 (39) *                                         Vice President of Piper Capital Management Inc.
                                                               through 1998
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
James D. Alt, 50        Secretary         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis- based
South Sixth Street,                       Board annually;      law firm
Suite 1500,                               Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (51)                      from September
                                          1998 through June
                                          2002. Secretary of
                                          FAIF since June
                                          2002.
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
Michael J. Radmer, 50   Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis- based
South Sixth Street,     Secretary         Board annually;      law firm
Suite 1500,                               Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (57)                      since March 2000;
                                          Secretary of FAIF
                                          from September
                                          1999 through March
                                          2000
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
Kathleen L.             Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis- based
Prudhomme, 50 South     Secretary         Board annually;      law firm
Sixth Street, Suite                       Assistant
1500, Minneapolis,                        Secretary of FAIF
Minnesota 55402 (49)                      since September
                                          1998
----------------------- ----------------- -------------------- --------------------------------------------------------
----------------------- ----------------- -------------------- --------------------------------------------------------
Douglas G. Hess, 612    Assistant         Re-elected by the    Assistant Vice President, Fund Compliance
E. Michigan Street,     Secretary         Board annually;      Administrator, U.S. Bancorp Fund Services, LLC (fka
Milwaukee, WI 53202                       Assistant            Firstar Mutual Fund Services, LLC) since March 1997
(35) *                                    Secretary of FAIF
                                          since September
                                          2001
----------------------- ----------------- -------------------- --------------------------------------------------------

*   Messrs. Schreier,  Jordahl,  Wilson, and Nelson are each officers of U.S. Bancorp Asset Management,  Inc., which serves as investment  adviser for FAIF. Mr. Hess is an officer of U.S.  Bancorp Fund Services,  LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIF.


STANDING COMMITTEES OF THE BOARD OF DIRECTORS

         There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Nominating Committee. John M. Murphy, Jr., an interested Director, is a member of the Pricing Committee.

---------------- ------------------------------------------------ ---------------------------- ------------------------
                               COMMITTEE FUNCTION                      COMMITTEE MEMBERS       NUMBER OF FUND COMPLEX
                                                                                                 COMMITTEE MEETINGS
                                                                                                  HELD DURING LAST
                                                                                                     FISCAL YEAR
---------------- ------------------------------------------------ ---------------------------- ------------------------
Audit            The Committee will recommend annually to the      Leonard Kedrowski (Chair)              8
Committee        Board of Directors a firm of independent                Roger Gibson
                 certified public accountants to audit the             Richard Riederer
                 books and records of the funds for the ensuing        Virginia Stringer
                 year. In connection therewith, the Committee            (ex-officio)
                 will monitor that firm's performance,
                 including a review of each audit and review of
                 fees paid, confer with that firm as to
                 the funds' financial statements and internal
                 controls, evaluate the firm's independence,
                 review procedures to safeguard portfolio
                 securities, review the purchase by the funds
                 from the firm of nonaudit services, facilitate
                 communications with management and service
                 providers and review funds' back-up procedures
                 and disaster recovery plans.
---------------- ------------------------------------------------ ---------------------------- ------------------------
---------------- ------------------------------------------------ ---------------------------- ------------------------
Pricing          The Committee is responsible for valuing            Joseph Strauss (Chair)                8
Committee        portfolio securities for which market                 Leonard Kedrowski
                 quotations are not readily available, pursuant           John Murphy
                 to procedures established by the Board of             Virginia Stringer
                 Directors.                                               (ex-officio)
---------------- ------------------------------------------------ ---------------------------- ------------------------
---------------- ------------------------------------------------ ---------------------------- ------------------------
Nominating       The Committee is responsible for recommending      Richard Riederer (Chair)              2
Committee        to the Board of Directors (1) nominees for              Roger Gibson
                 election as directors, (2) a successor to the         Virginia Stringer
                 Chair when a vacancy occurs, and (3)                     (ex-officio)
                 compensation plans and arrangements for the
                 directors; and reviewing with the Chair, the
                 Chair's recommended Committee assignments.
---------------- ------------------------------------------------ ---------------------------- ------------------------


FUND SHARES OWNED BY THE DIRECTORS

         The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

-------------------------- ------------------------------------------- ------------------------------------------------
    NAME OF DIRECTOR        DOLLAR RANGE OF EQUITY SECURITIES IN FAIF   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              THE FIRST AMERICAN FUNDS COMPLEX*
-------------------------- ------------------------------------------- ------------------------------------------------
VIRGINIA STRINGER                          Over $100,000                                   Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
LEONARD KEDROWSKI                          Over $100,000                                   Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
ROGER GIBSON                           $10,001 - $50,000                                 $10,001-$50,000
-------------------------- ------------------------------------------- ------------------------------------------------
ANDREW HUNTER                               $1 - $10,000                                   Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
JOSEPH STRAUSS                             Over $100,000                                   Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
RICHARD RIEDERER                      $50,001 - $100,000                                $50,001-$100,000
-------------------------- ------------------------------------------- ------------------------------------------------
JAMES WADE                            $50,001 - $100,000                                   Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
JOHN MURPHY                           $50,001 - $100,000                                   Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------

* The dollar range disclosed is based on the value of the securities as of December 31, 2002.

         As of December 31, 2002, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

         With respect to all Funds except Large Cap Select Fund, Intermediate Government Bond Fund and Short Tax Free Fund, the Board of Directors last reviewed the Advisory Agreement and approved its continuation on June 5, 2002. In connection with its re-approval, the Board of Directors reviewed and considered the following factors with respect to each Fund:

         o the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund;

         o the structure and rate of the fees charged by the Advisor under the Advisory Agreement (both before and after fee waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors;

         o the historical profitability of the Advisory Agreement to the Advisor with respect to the Fund, and the other benefits that may be received by the Advisor or its affiliates in providing services to the Fund (including soft dollar benefits received by the Advisor in addition to its investment advisory fee);

         o the total fees and expenses paid by the Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors;

         o the historical investment performance of the Fund, as compared to the historical investment performance of (a) similar funds managed by other investment advisors, and (b) one or more unmanaged "benchmark" indices for the Fund;

         o information and reports concerning the management and performance of each Fund which were provided to the Board on a regular basis throughout the course of the year;

         o an in-depth review of strategies and performance which the Board performs with respect to each Fund at least annually;

         o the steps taken by the Advisor since the Board's last re-approval of the Advisory Agreement to improve the performance of certain Funds, and the changes in performance of such Funds; and

         o the nature and scope of the investment advisory services that historically have been provided by the Advisor to the Fund, and the ability of the Advisor to continue to provide the same level and quality of investment advisory services to the Fund in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement.

         With respect to Intermediate Government Bond Fund and Short Tax Free Fund, the Board of Directors first approved the Advisory Agreement on September 18, 2002, and with respect to Large Cap Select Fund, the Board of Directors first approved the Advisory Agreement on December 4, 2002. In connection with its initial approval, the Board of Directors reviewed and considered the following factors with respect to each Fund:

         o the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to each Fund;

         o the structure and rate of the fees proposed to be charged by the Advisor under the Advisory Agreement (both before and after any proposed fee waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors;

         o the other benefits that may be received by the Advisor or its affiliates in providing services to each Fund (including soft dollar benefits received by the Advisor in addition to its investment advisory fee);

         o the total fees and expenses expected to be paid by each Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors;

         o the nature and scope of the investment advisory services that historically have been provided by the Advisor to other Funds managed by Advisor, and the ability of the Advisor to provide the same level and quality of investment advisory services to each Fund in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement.

         The "similar funds managed by other investment advisors" referred to above were selected by Lipper Inc., an organization which is not affiliated with the Advisor. The information concerning such funds was compiled and provided to the Board of Directors by Lipper Inc.

         The Board of Directors was led in its review and deliberations by James
M. Wade, a "disinterested" director of the Funds whom the Board has designated as Fund Review Liaison. The Board was advised and assisted by counsel to the independent directors and fund counsel. On the basis of the Board's review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of each Fund. The Board also performed a similar, but less extensive, analysis of each sub-advisory agreement with respect to the Funds and found in the exercise of its business judgment that the terms of each such agreement are fair and reasonable and in the best interest of shareholders of the relevant Funds. No single factor or group of factors was deemed to be determinative by the Board in making these judgments. Instead, the Board based its decisions on the totality of the information which it requested and reviewed.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and the FACEF, currently pays only directors of the funds who are not paid employees or affiliates of the Funds, a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the Board attended and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of all Pricing Committee meetings and telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Secretary, and Michael J. Radmer and Kathleen L. Prudhomme, Assistant Secretaries, of FAIF, FAF, FASF, FAIP and FACEF, are partners.

         The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2002. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year:

----------------------------------- ------------------ --------------------- -------------------- ----------------------
                                        AGGREGATE           PENSION OR                             TOTAL COMPENSATION
                                      COMPENSATION     RETIREMENT BENEFITS    ESTIMATED ANNUAL     FROM REGISTRANT AND
     NAME OF PERSON, POSITION             FROM          ACCRUED AS PART OF      BENEFITS UPON     FUND COMPLEX PAID TO
                                     REGISTRANT(1)        FUND EXPENSES          RETIREMENT           DIRECTORS(2)
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Robert J. Dayton(3)                      $16,073              -0-                   -0-                $58,616
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Andrew S. Duff(4)                           -0-               N/A                   N/A                    -0-
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Roger A. Gibson, Director                27,210               -0-                   -0-                104,350
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Andrew M. Hunter III, Director(5)        21,640               -0-                   -0-                 87,500
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Leonard W. Kedrowski, Director           38,043               -0-                   -0-                153,825
----------------------------------- ------------------ --------------------- -------------------- ----------------------
John M. Murphy, Jr., Director(6)            -0-               N/A                   N/A                    -0-
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Richard K. Riederer, Director            36,469               -0-                   -0-                133,000
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Joseph D. Strauss, Director              28,130               -0-                   -0-                102,875
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Virginia L. Stringer, Director &         47,599               -0-                   -0-                176,125
Chair
----------------------------------- ------------------ --------------------- -------------------- ----------------------
James M. Wade, Director                  26,392               -0-                   -0-                 96,250
----------------------------------- ------------------ --------------------- -------------------- ----------------------

(1) Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $12,904; Andrew M. Hunter III, $21,640; Leonard W. Kedrowski, $38,043; Joseph D. Strauss, $730; and Virginia L. Stringer, $6,399.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger
         A. Gibson, $52,175; Andrew M. Hunter III, $87,500; Leonard W. Kedrowski, $153,825; Joseph D. Strauss, $2,950; and Virginia L. Stringer, $25,875.

(3) On May 15, 2002, Robert J. Dayton tendered his resignation from the Board of Directors of the Funds, effective September 30, 2002.

(4) At the August 30, 2001 shareholder meeting, Andrew S. Duff was elected to the Board of Directors. Mr. Duff, who was an "interested person," did not receive any compensation and resigned from the Board of Directors on December 5, 2001.

(5)      Mr. Hunter resigned from the Board of Directors, effective December 31,
         2002.

(6) As an employee of the Advisor, John M. Murphy did not receive compensation from FAIF, FAF, FASF, FAIP or FACEF for his position on the Board of Directors for the period. Mr. Murphy retired from the Advisor as of January 2003, and it is expected that he will be compensated for his position on the Board of Directors of FAIF, FAF, FASF, FAIP or FACEF going forward.

------------------------

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation.

SALES LOADS

         Purchases of the Fund's Class A Shares by the Advisor, any Sub-Advisor, any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

                                 CODE OF ETHICS

         First American Investment Funds, Inc., U.S. Bancorp Asset Management, Inc., Marvin & Palmer Associates, Inc., Clay Finlay Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

         U.S. Bancorp Asset Management, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2002, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $167.8 billion, consolidated deposits of $107.4 billion and shareholders' equity of $17.5 billion.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement") as amended, the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets (before any waivers), as set forth in the table below:

                                                              GROSS ADVISORY FEE
NAME OF FUND

Balanced Fund                                                       0.65%
Equity Income Fund                                                  0.65
Large Cap Growth Opportunities Fund                                 0.65
Large Cap Growth Fund                                               0.65
Large Cap Select Fund                                               0.65
Large Cap Value Fund                                                0.65
Equity Index Fund                                                   0.25
Mid Cap Index Fund                                                  0.25
Small Cap Index Fund                                                0.40
Small Cap Growth Opportunities Fund                                 1.40
Mid Cap Growth Opportunities Fund                                   0.70
Mid Cap Growth Fund                                                 0.70
Mid Cap Value Fund                                                  0.70
Small Cap Select Fund                                               0.70
Small Cap Growth Fund                                               0.70
Small Cap Value Fund                                                0.70
Emerging Markets Fund                                               1.15
International Fund                                                  1.10
Health Sciences Fund                                                0.70
Real Estate Securities Fund                                         0.70
Technology Fund                                                     0.70
Bond IMMDEX Fund                                                    0.30
Corporate Bond Fund                                                 0.70
Core Bond Fund                                                      0.50
High Yield Bond Fund                                                0.70
Intermediate Term Bond Fund                                         0.50
Short Term Bond Fund                                                0.50
High Income Bond Fund                                               0.70
U.S. Government Mortgage Fund                                       0.50
Arizona Tax Free Fund                                               0.50
California Intermediate Tax Free Fund                               0.50
California Tax Free Fund                                            0.50
Colorado Intermediate Tax Free Fund                                 0.50
Colorado Tax Free Fund                                              0.50
Intermediate Tax Free Fund                                          0.50
Minnesota Intermediate Tax Free Fund                                0.50
Minnesota Tax Free Fund                                             0.50
Missouri Tax Free Fund                                              0.50
Nebraska Tax Free Fund                                              0.50
Oregon Intermediate Tax Free Fund                                   0.50
Tax Free Fund                                                       0.50
Ohio Tax Free Fund                                                  0.50
Short Tax Free Fund                                                 0.50
Intermediate Government Bond Fund                                   0.50

         On February 8, 2001, Firstar Investment Research & Management Co., a Wisconsin limited liability company ("FIRMCO"), became affiliated with FAAM when its parent corporation, Firstar Corporation merged with U.S. Bancorp. On May 2, 2001, FAAM and FIRMCO combined operations to form the Advisor, and assigned to the Advisor all related advisory agreements. Prior to May 2, 2001, the Equity Funds (except for Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, and Small Cap Select Fund), the Bond Funds (except Bond IMMDEX Fund and U.S. Government Mortgage Fund), and the Tax Free Funds (except Missouri Tax Free Fund), were advised by, and paid fees to, FAAM. Prior to May 2, 2001, Mid Cap Index Fund (successor by merger to Firstar MidCap Index Fund), Small Cap Index Fund (successor by merger to Firstar Small Cap Index Fund), International Fund (successor by merger to Firstar International Growth Fund), Small Cap Growth Opportunities Fund (successor by merger to Firstar MicroCap
Fund), Mid Cap Growth Opportunities Fund (successor by merger to Firstar MidCap Core Equity Fund), Small Cap Select Fund (successor by merger to Firstar Small Cap Core Equity Fund), Large Cap Growth Opportunities Fund (successor by merger to Firstar Large Cap Core Equity Fund), Bond IMMDEX Fund (successor by merger to Firstar Bond IMMDEX Fund), U.S. Government Mortgage Fund (successor by merger to Firstar U.S. Government Securities Fund), and Missouri Tax Free Fund (successor by merger to Firstar Missouri Tax Exempt Bond Fund), were advised by, and paid fees to, FIRMCO.

         On November 27, 2000, the Firstar U.S. Government Securities Fund, International Growth Fund, and Small Cap Select Equity Fund became the successors by merger to the Mercantile U.S. Government Securities Portfolio, International Equity Portfolio and Small Cap Equity Portfolio, respectively. On December 11, 2000, the Firstar Missouri Tax Exempt Bond Fund and Small Cap Index Fund became the successors by merger to the Mercantile Missouri Tax-Exempt Bond Portfolio and Small Cap Equity Index Portfolio, respectively. Prior to March 1, 2000, investment advisory services for the Mercantile Funds were provided by Mississippi Valley Advisors, Inc. ("MVA"), an indirect wholly-owned subsidiary of Mercantile Bancorporation, Inc.

         On December 11, 2000, the Firstar Science & Technology Fund, Large Cap Growth Fund, and Relative Value Fund became the sucessors by merger to the Firstar Stellar Science & Technology Fund, Growth Equity Fund, and Relative Value Fund, respectively. Prior to April 1, 2000, investment advisory services for the Firstar Stellar Funds were provided by the Capital Management Division of Firstar Bank National Association ("Capital Management"), a subsidiary of Firstar Corporation.

         The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

         In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

         The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds' Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years/periods ended September 30, 2000, September 30, 2001 and September 30, 2002 (unless a different fiscal year/period is indicated in note (1) below):

                                         FISCAL YEAR/PERIOD ENDED        FISCAL YEAR/PERIOD ENDED        FISCAL YEAR/PERIOD ENDED
                                           SEPTEMBER 30, 2000(1)           SEPTEMBER 30, 2001(1)            SEPTEMBER 30, 2002

                                       ADVISORY FEE    ADVISORY FEE    ADVISORY FEE   ADVISORY FEE     ADVISORY FEE    ADVISORY FEE
                                     BEFORE WAIVERS   AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
Balanced Fund(2)                        $ 1,879,282     $ 1,734,918     $ 1,873,731    $ 1,707,103      $ 3,686,543     $ 2,614,448
Equity Income Fund                        2,354,420       1,874,263       2,084,988      1,626,650        4,026,339       3,561,970
Large Cap Growth Opportunities Fund       2,835,795       2,813,264       2,898,939      2,730,259        2,327,610       2,003,166
Large Cap Growth Fund                     8,886,280       7,813,499       6,988,876      6,064,258        2,511,246       2,041,115
Large Cap Value Fund                     10,257,162       8,700,104       9,205,397      7,908,712        7,212,237       6,615,829
Equity Index Fund                        11,687,402       2,720,425      10,651,265      2,490,967        4,910,269       1,177,812
Mid Cap Index Fund                          247,864          97,159         448,266        379,218          580,158         351,433

Small Cap Index Fund(3)                     262,983         262,983         282,842         269,425         480,583         270,141
Mid Cap Growth Opportunities Fund         3,762,856       3,681,552       3,812,758       3,697,178       4,355,677       3,898,079
Mid Cap Growth Fund                       3,912,054       3,780,104       3,312,806       3,124,381       2,288,983       1,870,100
Mid Cap Value Fund                        2,068,403       1,950,974       2,361,812       2,353,406       2,382,993       2,146,251
Small Cap Select Fund(3)                  1,032,417       1,032,417       2,336,093       2,247,159       3,316,031       3,048,258
Small Cap Growth Fund                     3,333,951       3,333,468       3,298,995       3,298,995       2,483,152       2,228,602
Small Cap Value Fund                      2,857,406       2,768,459       3,595,223       3,583,356       3,551,840       3,299,032
Emerging Markets Fund                       787,463         668,908         692,097         572,448         627,678         523,900
International Fund(3)                     1,227,755       1,159,402       1,688,229       1,483,313       8,353,806       7,874,122
Health Sciences Fund                        146,307          85,262         233,301         144,241         212,046          49,337
Real Estate Securities Fund                 376,470         275,661         449,460         312,183         868,573         741,103
Technology Fund                           4,307,127       4,301,127       2,215,012       2,025,879         967,577         286,459
Bond IMMDEX Fund                          1,592,702       1,578,650       1,847,907       1,670,581       2,331,545       1,473,191
Corporate Bond Fund(4)                      297,420          89,400         710,544         266,580       1,662,864       1,001,220
Core Bond Fund                            9,724,384       7,109,545       9,467,284       7,049,515       7,157,556       5,693,853
High Yield Bond Fund(5)                           *               *           6,319           3,872         348,789         140,624
Intermediate Term Bond Fund(2)            1,943,772       1,443,332       2,339,758       1,850,869       4,843,550       3,115,790
Short Term Bond Fund                      1,132,777         335,843       1,268,971         269,988       2,464,218       1,470,839
High Income Bond Fund                     1,706,086       1,673,605       1,593,338       1,555,914       1,256,996       1,099,299
U.S. Government Mortgage Fund(3)            272,596         272,596       1,082,701         823,696       1,066,377         728,964
Arizona Tax Free Fund(4)                     40,166               0         132,167               0         107,984               0
California Intermediate Tax Free Fund       305,743         205,673         324,629         205,184         237,524         144,952
California Tax Free Fund(4)                  37,816              --         184,428               0         134,096               0
Colorado Intermediate Tax Free Fund         413,509         232,673         387,657         174,235         293,089         194,094
Colorado Tax Free Fund(4)                    38,773               0         140,831               0         144,100               0
Intermediate Tax Free Fund                2,831,496       2,149,546       2,520,600       1,895,567       2,461,757       2,024,632
Minnesota Intermediate Tax Free Fund      1,884,664       1,415,791       1,813,242       1,348,943       1,319,135       1,098,596
Minnesota Tax Free Fund                     926,645         624,518       1,073,107         719,891         930,844         678,385
Missouri Tax Free Fund(3)                   578,126         578,126         635,857         564,562         812,169         615,451
Nebraska Tax Free Fund(6)                         *               *          94,020               0         150,241               0
Oregon Intermediate Tax Free Fund         1,215,544         905,584       1,116,830         815,653         784,188         622,253
Tax Free Fund(3)                          1,365,130       1,365,130       2,053,898       2,053,898       2,712,360       2,291,681
Small Cap Growth Opportunities Fund       5,060,648       5,060,648       4,793,689       4,620,581       4,974,793       4,779,937
Ohio Tax Free Fund(7)                             *               *               *               *          70,418             622
Short Tax Free Fund(8)                            *               *               *               *               *               *
Intermediate Government Bond Fund(8)              *               *               *               *               *               *
Large Cap Select Fund(9)                          *               *               *               *               *               *

----------------------------------------------------
* Fund was not in operation during this fiscal year/period.

(1) Information for the predecessor funds of Mid Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap Growth Opportunities Fund, Bond IMMDEX Fund, Intermediate Term Bond, and Balanced Fund is for the fiscal year/period ended October 31, 2000. Information for the predecessor funds of U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select Fund, is for the fiscal year/period ended October 31, 2000. Information includes fees paid by the predecessor funds to FIRMCO, MVA, and Capital Management.
(2) Investment advisory services prior to May 2, 2001, were provided by FIRMCO. Investment advisory services prior to April 1, 2000 were provided by Capital Management.
(3) Investment advisory services prior to May 2, 2001, were provided by FIRMCO. Investment advisory services prior to March 1, 2000 were provided by MVA.
(4)      Commenced operations on February 1, 2000.
(5)      Commenced operations on August 30, 2001.
(6)      Commenced operations on February 28, 2001.
(7)      Commenced operations on April 30, 2002.
(8)      Commenced operations on October 25, 2002.
(9)      Commenced operations on January 31, 2003.

SUB-ADVISORS FOR EMERGING MARKETS FUND AND INTERNATIONAL FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") serves as the sub-advisor for Emerging Markets Fund under an agreement with the Advisor (the "Marvin & Palmer Sub-Advisory Agreement"). Pursuant to the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of Emerging Markets Fund to its investment objectives, policies and restrictions. Founded in 1986, Marvin &

Palmer is engaged in the management of global, non-United States, United States and emerging markets equity portfolios principally for institutional accounts. As of September 30, 2002, Marvin & Palmer managed a total of approximately, $5.8 billion in investments.

         For its services to Emerging Markets Fund under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

         The following table sets forth total sub-advisory fees before waivers and after waivers for the Emerging Markets Fund for the fiscal years ended September 30, 2000, September 30, 2001 and September 30, 2002:

                                   FISCAL YEAR ENDED                FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                                   SEPTEMBER 30, 2000               SEPTEMBER 30, 2001                SEPTEMBER 30, 2002

                                    SUB-ADVISORY FEE                 SUB-ADVISORY FEE                  SUB-ADVISORY FEE
                             BEFORE WAIVERS  AFTER WAIVERS    BEFORE WAIVERS   AFTER WAIVERS    BEFORE WAIVERS  AFTER WAIVERS
Emerging Markets Fund           $535,160       $535,160       $471,594           $471,594          $461,821        $461,821

         Clay Finlay is the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the "Clay Finlay Sub Advisory Agreement"), and is responsible for the investment and reinvestment of the Fund's assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the Fund's investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2002, Clay Finlay had $4.7 billion in assets under management.

         For its services to International Fund under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund's average daily net assets and 0.10% of International Fund's average daily net assets in excess of $500 million.

         Prior to September 24, 2001, Clay Finlay was the sub-advisor to the Firstar International Growth Fund (predecessor to the First American International Fund) under an agreement with FIRMCO. For the services provided and expenses assumed pursuant to its sub-advisory agreement with FIRMCO, Clay Finlay received a fee from FIRMCO, computed daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the International Growth Fund's average daily net assets, plus 0.50% of the next $50 million of average daily net assets, plus 0.25% of average daily net assets in excess of $100 million. Clay Finlay was responsible for all expenses incurred by it in connection with its services under the sub-advisory agreement. On November 27, 2000, the Firstar Core International Equity Fund and the predecessor Mercantile International Equity Portfolio reorganized into the Firstar International Growth Fund. Prior to November 27, 2000, the Glenmede Trust Company served as sub-advisor to the Firstar Core International Equity Fund

         The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal years/periods ended October 31, 2000, September 30, 2001, and September 30, 2002:

                                   FISCAL YEAR/PERIOD ENDED      FISCAL YEAR/PERIOD ENDED     FISCAL YEAR/PERIOD ENDED
                                       OCTOBER 31, 2000             SEPTEMBER 30, 2001           SEPTEMBER 30, 2002

                              ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE
                             BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
International Fund(1)           $659,914       $659,914        $3,129,697     $3,129,697      $1,506,135     $1,506,135

------------------------------
(1) On September 24, 2001, the International Fund merged with the Firstar International Growth Fund. Historical information presented is for the Firstar International Growth Fund.

ADMINISTRATOR

         USBAM and U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202 (collectively the "Administrators"), serve as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Funds, dated as of October 1, 2001 ("Co-Administration Agreement"). USBFS is a subsidiary of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators provide, or compensate others to provide, services to the Funds. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services. Pursuant to the Co-Administration Agreement, USBFS also serves as each Fund's transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF and FAIP.) In addition, the Funds pay annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

         Between January 1, 2000 and September 30, 2001 U.S. Bank served as the sole administrator for the Funds. The Funds paid U.S. Bank fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

         Prior to January 1, 2000, SEI Investments Management Corporation served as the administrator for the Funds. SEI Investments Management Corporation is a wholly-owned subsidiary of SEI Investments Company. The Funds paid to SEI Investment Management a fee equal to (i) 0.070% of each Fund's average daily net assets until aggregate net assets of all Funds exceeded $8 billion and (ii) 0.055% to the extent aggregate net assets of all Funds exceeded $8 billion.

         Prior to February 8, 2001, USBFS served as the administrator to the predecessor funds of Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Large Cap Growth Opportunities Fund, Bond IMMDEX Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund, International Fund, Intermediate Term Bond Fund, and Balanced Fund. The predecessor funds paid a fee to USBFS for its administrative services. This fee was computed daily and payable monthly at the annual rate of 0.125% of the funds' first $2 billion of average aggregate daily net assets, plus 0.10% of the Fund's average aggregate daily net assets in excess of $2 billion.

         From January 1, 1995 until August 1, 2000, B.C. Ziegler, a Wisconsin based integrated financial services company ("Ziegler") and UBFS served as co-administrators to the predecessor funds of Mid Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap Growth Opportunities Fund, and Bond IMMDEX Fund. Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS") served as administrator to the predecessor funds of U.S. Government Mortgage Fund, Missouri Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select Fund. From January 1, 2000 to December 11, 2000, BISYS and USBFS served as co-administrators of those same funds.

         The following table sets forth total administrative fees (including fund accounting fees), after waivers, paid by each of the Funds listed below to U.S. Bank, SEI Investment Management Corporation, UBFS, Ziegler, and BISYS, as applicable, for the fiscal years/periods ended September 30, 2000, September 30, 2001 and September 30, 2002 (unless a different fiscal year/period is indicated in note (1) below):

                                         FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED
                                           SEPTEMBER 30, 2000(1)       SEPTEMBER 30, 2001         SEPTEMBER 30, 2002
Balanced Fund                                    $   340,669                 $   381,766                $ 1,232,259
Equity Income Fund                                   366,080                     324,272                  1,356,814
Equity Index Fund                                  1,815,695                   1,657,529                  4,265,306
Large Cap Growth Fund                              1,380,471                   1,086,534                  1,427,722
Large Cap Value Fund                               1,593,660                   1,431,250                  2,412,710
Mid Cap Growth Fund                                  607,344                     515,088                    709,688
Mid Cap Value Fund                                   321,389                     367,155                    740,389
Small Cap Growth Fund                                518,615                     513,290                    769,726
Small Cap Value Fund                                 443,111                     559,760                  1,103,243
Small Cap Index Fund                                  90,796                      95,638                    261,907
Emerging Markets Fund                                 68,505                      60,301                    118,924
International Fund                                   125,220                     294,554                  1,651,068
Health Sciences Fund                                  22,782                      36,270                     65,788
Real Estate Securities Fund                           58,485                      69,887                    270,719
Technology Fund                                      662,991                     344,195                    300,039
Corporate Bond Fund(2)                                46,333                     110,393                    517,372
Core Bond Fund                                     1,510,277                   1,472,204                  3,114,118
High Yield Bond Fund(4)                                    *                         984                    108,886
Intermediate Term Bond Fund                          541,154                     676,915                  2,110,529
Short Term Bond Fund                                 175,466                     196,546                  1,076,495
High Income Bond Fund                                264,860                     247,743                    390,721
Arizona Tax Free Fund(2)                               6,257                      20,661                     47,084
California Intermediate Tax Free Fund                 47,517                      50,465                    103,475
California Tax Free Fund(2)                            5,891                      28,669                     58,377
Colorado Intermediate Tax Free Fund                   64,249                      69,273                    127,727
Colorado Tax Free Fund(2)                              6,039                      21,650                     62,854
Intermediate Tax Free Fund                           439,959                     391,669                  1,072,427
Minnesota Intermediate Tax Free Fund                 294,726                     283,836                    574,482
Minnesota Tax Free Fund                              143,964                     167,679                    405,801
Nebraska Tax Free Fund(3)                                  *                      14,641                     65,496
Oregon Intermediate Tax Free Fund                    188,630                     174,504                    341,378
Tax Free Fund                                        258,136                     525,717                  1,181,790
Small Cap Growth Opportunities Fund                  427,277                     447,031                    772,159
Mid Cap Growth Opportunities Fund                    616,414                     655,029                  1,354,549
U.S. Government Mortgage Fund                         76,672                     293,722                    464,629
Mid Cap Index Fund                                   156,507                     267,000                    505,256
Small Cap Select Fund                                143,717                     408,198                  1,032,427
Large Cap Growth Opportunities Fund                  479,773                     516,311                    778,102
Bond IMMDEX Fund                                     712,203                     852,266                  1,693,590
Missouri Tax Free Fund                               139,426                     224,447                    353,802
Ohio Tax Free Fund(5)                                      *                           *                     31,267
Short Tax Free Fund(6)                                     *                           *                          *
Intermediate Government Bond Fund(6)                       *                           *                          *
Large Cap Select Fund (7)                                  *                           *                          *

-------------------------------------------

* Fund was not in operation during this fiscal year/period.

(1) Information for the predecessor funds of Mid Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap Growth Opportunities Fund, Bond IMMDEX Fund, Intermediate Term Bond, and Balanced Fund is for the fiscal year/period ended October 31, 2000. Information for the predecessor funds of U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select Fund, is for the fiscal year/period ended October 31, 2000.
(2)      Commenced operations on February 1, 2000.
(3)      Commenced operations on August 30, 2001.
(4)      Commenced operations on February 28, 2001
(5)      Commenced operations on April 30, 2002.
(6)      Commenced operations on October 25, 2002.
(7)      Commenced operations on January 31, 2003.

DISTRIBUTOR

         Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp. Prior to October 1, 2001 SEI Investments Distribution Co. served as the distributor for the Funds. Prior to September 24, 2001, Quasar served as the distributor for the predecessor funds of Balanced Fund, Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund. Prior to December 11, 2000, BISYS Fund Services Limited Partnership ("BISYS"), served as the distributor for the predecessor funds of Small Cap Index Fund, Small Cap Select Fund, International Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund.

         The Distributor serves as distributor for the Class A, Class S and Class Y Shares pursuant to a Distribution Agreement dated October 1, 2001 (the "Distribution Agreement") between itself and the Funds, as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated October 1, 2001, (the "Class B Distribution and Service Agreement") between itself and the Funds, and as distributor for the Class C Shares pursuant to a Distribution and Service Agreement dated October 1, 2001 ("Class C Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

         Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A, Class B and Class C Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor. Participating Institutions that enter into sales agreements with the Funds' Distributor to perform share distribution services may receive a commission on such sales of the Funds (except Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million. The Distributor may also enter into agreements whereby Participating Institutions provide shareholder support services with respect to Class S Shares.

         U.S. Bancorp Investment Services, Inc. ("USBI") and U.S. Bancorp Piper Jaffray Inc. ("Piper"), broker-dealers affiliated with the Advisor, and U.S. Bank, are Participating Institutions. The Advisor may pay USBI, Piper and U.S. Bank up to 0.40% of the portion of each Fund's average daily net assets attributable to Fund Shares for which USBI, Piper or U.S. Bank are responsible, respectively, in connection with USBI's, Piper's or U.S. Bank's provision of shareholder support services. Such amounts paid to USBI, Piper and U.S. Bank, by the Advisor, will not affect any agreement by the Advisor to limit expenses of each Fund.

         The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each Fund for that month.

         The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

         The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

         The Class S Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of Class S Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class S Shares. This fee is calculated and paid each month based on average daily net assets of the Class S Shares.

         The Distributor receives no compensation for distribution of the Class Y Shares.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

         The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar and principal underwriter (Quasar, SEI Investments Distribution Co., Ziegler, Edgewood or BISYS, as applicable), during the fiscal years/periods ended September 30, 2000, September 30, 2001 and September 30, 2002 (unless otherwise indicated in note (1) below):

                                                              TOTAL UNDERWRITING COMMISSIONS

                                       FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED
                                         SEPTEMBER 30, 2000(1)      SEPTEMBER 30, 2001         SEPTEMBER 30, 2002
Balanced Fund                               $   208,751                $    91,334                $   153,517
Equity Income Fund                              214,922                     89,047                    199,267
Large Cap Growth Opportunities Fund             264,378                     10,187                     99,397
Large Cap Growth Fund                         1,129,446                    149,582                     62,184
Large Cap Value Fund                            564,986                    104,371                     83,472
Equity Index Fund                             2,543,808                    291,755                    251,691
Mid Cap Index Fund                               11,542                      1,642                     41,014
Small Cap Index Fund                              1,111                        419                     42,844
Small Cap Growth Opportunities Fund             156,400                     22,628                     29,371
Mid Cap Growth Opportunities Fund               155,009                     12,497                    182,760
Mid Cap Growth Fund                             260,048                    100,435                     43,541
Mid Cap Value Fund                              147,698                     56,884                     47,693
Small Cap Select Fund                             7,875                      3,942                    296,526
Small Cap Growth Fund                           388,839                     52,426                     31,144
Small Cap Value Fund                            195,887                     63,936                    165,821
Emerging Markets Fund                             5,559                     13,218                     14,857
International Fund                                7,883                    136,186                     46,858
Health Sciences Fund                            157,910                     24,604                     28,549
Real Estate Securities Fund                      30,775                     12,208                     44,300
Technology Fund                               6,088,104                    176,189                     79,566
Bond IMMDEX Fund                                418,903                     29,636                    254,721
Corporate Bond Fund(2)                           12,137                     65,982                     24,545
Core Bond Fund                                  274,713                    303,305                    329,845
High Yield Bond Fund(3)                               *                        199                     32,015
Intermediate Term Bond Fund                      79,827                    111,830                     57,428
Short Term Bond Fund                             12,675                     72,768                    245,630
High Income Bond Fund                            37,674                      4,626                     32,268
U.S. Government Mortgage Fund                       258                          2                    182,645
Arizona Tax Free Fund(2)                            389                        213                      1,287
California Intermediate Tax Free Fund            10,506                     13,543                     16,363
California Tax Free Fund(2)                      14,561                     83,519                      9,686
Colorado Intermediate Tax Free Fund               4,880                     23,552                     81,614
Colorado Tax Free Fund(2)                        14,333                     59,822                     58,958
Intermediate Tax Free Fund                        8,250                     10,023                     45,124
Minnesota Intermediate Tax Free Fund              7,601                     14,024                     46,309
Minnesota Tax Free Fund                          47,023                     99,951                     80,179

Missouri Tax Free Fund                           32,696                        704                    101,805
Nebraska Tax Free Fund(4)                             *                          0                      3,625
Oregon Intermediate Tax Free Fund                 3,405                      3,034                     19,377
Tax Free Fund                                       378                     71,297                     46,352
Ohio Tax Free Fund(5)                                 *                          *                     15,416
Short Tax Free Fund(6)                                *                          *                          *
Intermediate Government Bond Fund(6)                  *                          *                          *
Large Cap Select Fund(7)                              *                          *                          *

-----------------------------------------
* Fund was not in operation during this fiscal year/period.

(1) Information for the predecessor funds of Balanced Fund, Large Cap Core Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal year/period ended October 31, 2000.
(2)      Commenced operations on February 1, 2000.
(3)      Commenced operations on August 30, 2001.
(4)      Commenced operations on February 28, 2001.
(5)      Commenced operations on April 30, 2002.
(6)      Commenced operations on October 25, 2002.
(7)      Commenced operations on January 31, 2003.

                                            UNDERWRITING COMMISSIONS RETAINED BY THE (APPLICABLE) UNDERWRITER

                                       FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED
                                         SEPTEMBER 30, 2000(1)      SEPTEMBER 30, 2001         SEPTEMBER 30, 2002
Balanced Fund                               $         0                $         0                $    20,023
Equity Income Fund                                2,497                      7,674                     22,650
Large Cap Growth Opportunities Fund                   0                          0                     10,263
Large Cap Growth Fund                             9,423                     12,899                      6,848
Large Cap Value Fund                             10,876                      8,980                      9,073
Equity Index Fund                                12,393                     25,144                     27,651
Mid Cap Index Fund                                    0                          0                      3,849
Small Cap Index Fund                                411                          0                      1,631
Small Cap Growth Opportunities Fund                   0                          0                      5,438
Mid Cap Growth Opportunities Fund                     0                          0                     20,851
Mid Cap Growth Fund                               4,146                      8,653                      5,199
Mid Cap Value Fund                                2,193                      4,898                      5,997
Small Cap Select Fund                             1,024                          0                     25,722
Small Cap Growth Fund                             3,533                      4,572                      4,408
Small Cap Value Fund                              3,029                      6,039                     12,094
Emerging Markets Fund                               467                      1,143                      1,769
International Fund                                  709                          0                      6,251
Health Sciences Fund                                155                      2,123                      3,476
Real Estate Securities Fund                         399                        980                      4,510
Technology Fund                                   4,567                     15,184                      4,305
Bond IMMDEX Fund                                      0                          0                     17,845
Corporate Bond Fund(2)                              475                      5,715                      2,573
Core Bond Fund                                   10,307                     26,124                     31,258
High Yield Bond Fund(3)                               *                          0                        401
Intermediate Term Bond Fund                           0                          0                      8,891
Short Term Bond Fund                              1,201                      6,368                     30,699
High Income Bond Fund                             1,808                        327                      2,514
U.S. Government Mortgage Fund                        28                          0                     11,806
Arizona Tax Free Fund(2)                             64                          0                         87
California Intermediate Tax Free Fund               324                      1,143                      2,409
California Tax Free Fund(2)                          60                      7,184                        617
Colorado Intermediate Tax Free Fund                 438                      1,959                     11,496
Colorado Tax Free Fund (2)                           62                      5,225                      2,895
Intermediate Tax Free Fund                        3,002                        816                      8,415
Minnesota Intermediate Tax Free Fund              1,998                      1,143                      9,094
Minnesota Tax Free Fund(4)                          982                      8,653                      4,438
Missouri Tax Free Fund                            3,270                          0                     25,162
Nebraska Tax Free Fund                                *                          0                        256
Oregon Intermediate Tax Free Fund                 1,287                        327                      2,470
Tax Free Fund                                        23                          0                      3,140
Ohio Tax Free Fund(5)                                 *                          *                        970

Short Tax Free Fund(6)                                *                          *                          *
Intermediate Government Bond Fund(6)                  *                          *                          *
Large Cap Select Fund(7)                              *                          *                          *

---------------------------------
* Fund was not in operation during this fiscal year/period.

(1) Information for the predecessor funds of Balanced Fund, Large Cap Core Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal year/period ended October 31, 2000.
(2)      Commenced operations on February 1, 2000.
(3)      Commenced operations on August 30, 2001.
(4)      Commenced operations on February 28, 2001.
(5)      Commenced operations on April 30, 2002.
(6)      Commenced operations on October 25, 2002.
(7)      Commenced operations on January 31, 2003

         The Distributor received the following compensation from the Funds during its most recent fiscal year:

                                              NET UNDERWRITING      COMPENSATION ON       BROKERAGE           OTHER
                                               DISCOUNTS AND        REDEMPTIONS AND      COMMISSIONS      COMPENSATION**
                                                COMMISSIONS           REPURCHASES
Balanced Fund                                    $  20,023            $ 142,925                   --                   --
Equity Income Fund                                  22,650               50,899                   --                   --
Large Cap Growth Opportunities Fund                 10,263                8,701                   --                   --
Large Cap Growth Fund                                6,848              111,203                   --                   --
Large Cap Value Fund                                 9,073              101,337                   --                   --
Equity Index Fund                                   27,651              395,113                   --                   --
Mid Cap Index Fund                                   3,849                8,967                   --                   --
Small Cap Index Fund                                 1,631                  382                   --                   --
Small Cap Growth Opportunities Fund                  5,438               13,693                   --                   --
Mid Cap Growth Opportunities Fund                   20,851               13,047                   --                   --
Mid Cap Growth Fund                                  5,199               15,353                   --                   --
Mid Cap Value Fund                                   5,997               22,173                   --                   --
Small Cap Select Fund                               25,722               12,726                   --                   --
Small Cap Growth Fund                                4,408               18,110                   --                   --
Small Cap Value Fund                                12,094               19,095                   --                   --
Emerging Markets Fund                                1,769                  712                   --                   --
International Fund                                   6,251               44,781                   --                   --
Health Sciences Fund                                 3,476               12,607                   --                   --
Real Estate Securities Fund                          4,510                6,931                   --                   --
Technology Fund                                      4,305               97,918                   --                   --
Bond IMMDEX Fund                                    17,845               45,820                   --                   --
Corporate Bond Fund                                  2,573               58,423                   --                   --
Core Bond Fund                                      31,258               59,826                   --                   --
High Yield Bond Fund                                   401                1,987                   --                   --
Intermediate Term Bond Fund                          8,891                    0                   --                   --
Short Term Bond Fund                                30,699                    0                   --                   --
High Income Bond Fund                                2,514                5,877                   --                   --
U.S. Government Mortgage Fund                       11,806               13,234                   --                   --
Arizona Tax Free Fund                                   87                    0                   --                   --
California Intermediate Tax Free Fund                2,409                    0                   --                   --
California Tax Free Fund                               617                    0                   --                   --
Colorado Intermediate Tax Free Fund                 11,496                    0                   --                   --
Colorado Tax Free Fund                               2,895                    0                   --                   --
Intermediate Tax Free Fund                           8,415                    0                   --                   --
Minnesota Intermediate Tax Free Fund                 9,094                    0                   --                   --
Minnesota Tax Free Fund                              4,438                    0                   --                   --
Missouri Tax Free Fund                              25,162                    0                   --                   --
Nebraska Tax Free Fund                                 256                    0                   --                   --
Oregon Intermediate Tax Free Fund                    2,470                    0                   --                   --
Tax Free Fund                                        3,140                    0                   --                   --
Ohio Tax Free Fund                                     970                    0                   --                   --
Short Tax Free Fund                                      *                    *                    *                    *
Intermediate Government Bond Fund                        *                    *                    *                    *
Large Cap Select Fund                                    *                    *                    *                    *

-----------------------------------
*     Fund was not in operation during this fiscal year/period.
**    As disclosed below, the Funds also paid fees to the Distributor under
FAIF's Rule 12b-1 Plans and under the Shareholder Service Plan and Agreement between FAIF and the Distributor. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Funds' Co-Administration Agreement.

         FAIF has entered into a Shareholder Service Plan and Agreement with the Distributor, under which the Distributor has agreed to provide FAIF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAIF, one or more specified shareholder services to beneficial owners of Class S Shares. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class S Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

         The following table sets forth the total shareholder servicing fees, after waivers, paid by Class S shares of the Funds listed below for the fiscal years/periods ended September 30, 2000, September 30, 2001 and September 30, 2002 (unless a different fiscal year/period is indicated in note (1) below):

                                                                                 CLASS S SHARE
                                                                          SHAREHOLDER SERVICING FEES

                                                 FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED
                                                   SEPTEMBER 30, 2000(1)      SEPTEMBER 30, 2001        SEPTEMBER 30, 2002
Balanced Fund                                         $         *                $    86,447               $   104,964
Equity Income Fund                                              *                         19                    40,641
Large Cap Growth Opportunities Fund                             *                      7,514                     5,916
Large Cap Growth Fund                                           *                          0                    32,958
Large Cap Value Fund                                            *                          0                    28,018
Equity Index Fund                                               *                      2,163                   116,270
Mid Cap Index Fund                                              *                      4,268                    10,258
Small Cap Index Fund                                       44,955                     86,025                    40,911
Small Cap Growth Opportunities Fund                             *                      1,567                     6,334
Mid Cap Growth Opportunities Fund                               *                        939                    13,875
Mid Cap Growth Fund                                             *                          0                        36
Mid Cap Value Fund                                              *                          0                       237
Small Cap Select Fund                                      10,750                      9,646                    18,301
Small Cap Growth Fund                                           *                          0                        50
Small Cap Value Fund                                            *                          0                       755
Emerging Markets Fund                                           *                          0                        19
International Fund                                         42,710                     27,904                    31,015
Health Sciences Fund                                            *                      7,734                        25
Real Estate Securities Fund                                     *                          0                     2,365
Technology Fund                                                 *                          0                     2,197
Bond IMMDEX Fund                                                *                      6,618                    34,929
Corporate Bond Fund                                             *                        140                     9,574
Core Bond Fund                                                  *                      1,455                    81,115
High Yield Bond Fund                                            *                          0                        88
Intermediate Term Bond Fund                                     *                        575                     4,821
Short Term Bond Fund                                            *                         21                     2.265
High Income Bond Fund                                           *                          0                        20
U.S. Government Mortgage Fund                              18,705                     18,665                    53,859
Arizona Tax Free Fund                                           *                          *                         *
California Intermediate Tax Free Fund                           *                          *                         *
California Tax Free Fund                                        *                          *                         *
Colorado Intermediate Tax Free Fund                             *                          *                         *
Colorado Tax Free Fund                                          *                          *                         *
Intermediate Tax Free Fund                                      *                          *                         *
Minnesota Intermediate Tax Free Fund                            *                          *                         *
Minnesota Tax Free Fund                                         *                          *                         *
Missouri Tax Free Fund                                          *                          *                         *
Nebraska Tax Free Fund                                          *                          *                         *
Oregon Intermediate Tax Free Fund                               *                          *                         *
Tax Free Fund                                                   *                          *                         *
Ohio Tax Free Fund                                              *                          *                         *
Short Tax Free Fund                                             *                          *                         *

Intermediate Government Bond Fund                               *                          *                         *
Large Cap Select Fund                                           *                          *                         *

---------------------------------
*        Fund did not offer share class during time period indicated.

(1) Information for the predecessor funds of Small Cap Index Fund, Small Cap Select Fund, International Fund and U.S. Government Mortgage Fund is for the fiscal year/period ended October 31, 2000.

         FAIF has also adopted Plans of Distribution with respect to the Class A, Class B and Class C Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The distribution fees under each of the plans are used for primary purpose of compensating broker-dealers for their sales of the Funds. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B and Class C Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

         The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal years/periods ended September 30, 2000, September 30, 2001 and September 30, 2002 (unless a different fiscal year/period is indicated in note (1) below) with respect to the Class A Shares, Class B and Class C Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares or Class S Shares of the Funds.

                                                     FISCAL YEAR/PERIOD ENDED                FISCAL YEAR/PERIOD ENDED
                                                      SEPTEMBER 30, 2000(1)                     SEPTEMBER 30, 2001
                                                        RULE 12b-1 FEES                          RULE 12b-1 FEES

                                             CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                             SHARES        SHARES        SHARES        SHARES        SHARES        SHARES
Balanced Fund(2)                          $         0   $     7,139   $         *   $         0   $    40,876   $         0
Equity Income Fund                             49,563       107,612        23,251        57,005       109,340        42,616
Large Cap Growth Opportunities Fund(2)              0         7,753             *             0        22,108             0
Large Cap Growth Fund                         497,601       304,917        43,582       346,471       259,936       164,199
Large Cap Value Fund                          393,041       558,644        25,710       305,933       467,203        93,181
Equity Index Fund                             329,995     1,182,240       282,765       298,231     1,050,073       343,013
Mid Cap Index Fund                                 --            --             *             0         8,688             0
Small Cap Index Fund(3)                           457             0             *            39           340             0
Small Cap Growth Opportunities Fund(2)              0         6,476             *             0        18,662             0
Mid Cap Growth Opportunities Fund(2)                0         1,905             *             0        11,988             0
Mid Cap Growth Fund                           597,113        22,497        21,742       428,367        35,979        76,801
Mid Cap Value Fund                             36,468       137,614         6,653        37,148        94,531        24,357
Small Cap Select Fund(3)                       26,547        11,414             *         1,966        13,570             0
Small Cap Growth Fund                          60,647        84,665         4,579       112,209        68,446        77,400
Small Cap Value Fund                               --            --            --        93,532       108,104        29,066
Emerging Markets Fund                          12,685           622            25         8,810         2,028         1,721
International Fund(3)                          11,344         7,334             *           760         7,889             *
Health Sciences Fund                            8,920        24,587         7,204        16,482        31,301        48,928
Real Estate Securities Fund                     3,786        17,681           118         5,517        18,133         2,640
Technology Fund                               275,943       750,675       105,623       181,168       327,294      194,798
Bond IMMDEX Fund(2)                                 0        14,309             *             0        34,518             0
Corporate Bond Fund(4)                            965           211           539         4,755        12,733        20,776
Core Bond Fund                                299,104       127,407         5,522       280,209       124,064        26,451
High Yield Bond Fund (5)                            *             *             *            58         1,899             *
Intermediate Term Bond Fund(2)                      0         1,655             *             0         2,334             *
Short Term Bond Fund                           79,070             *             *       124,540             *             *
High Income Bond Fund                          52,656        11,361         8,203        52,634        17,773        20,164
U.S. Government Mortgage Fund(3)               10,753         1,712             *           771        10,960             *
Arizona Tax Free Fund(4)                       11,675             *            52        35,635             *         4,399


[WIDE TABLE CONTINUED FROM ABOVE]

                                                   FISCAL YEAR/PERIOD ENDED
                                                      SEPTEMBER 30, 2002
                                                       RULE 12b-1 FEES

                                             CLASS A       CLASS B       CLASS C
                                             SHARES        SHARES        SHARES
Balanced Fund(2)                          $   306,627   $   452,039   $    24,980
Equity Income Fund                            185,807       165,837       113,462
Large Cap Growth Opportunities Fund(2)         83,024        33,650         4,629
Large Cap Growth Fund                          73,139       471,026        42,701
Large Cap Value Fund                          245,359       405,857       104,859
Equity Index Fund                             473,121       939,002       296,364
Mid Cap Index Fund                              9,750        15,693         4,281
Small Cap Index Fund(3)                         4,200         3,269         2,267
Small Cap Growth Opportunities Fund(2)        151,442        50,204         1,510
Mid Cap Growth Opportunities Fund(2)          226,814        39,960         4,276
Mid Cap Growth Fund                           236,046        37,545        60,244
Mid Cap Value Fund                             37,692       126,395        37,267
Small Cap Select Fund(3)                       76,620        37,478        15,093
Small Cap Growth Fund                          79,912        53,406        66,038
Small Cap Value Fund                           82,916       142,212        54,918
Emerging Markets Fund                           7,922         2,499         1,279
International Fund(3)                         139,377       101,485       157,741
Health Sciences Fund                           15,509        34,220        48,864
Real Estate Securities Fund                    22,339        21,252         3,970
Technology Fund                                84,057       186,321        96,995
Bond IMMDEX Fund(2)                           213,397       113,974         6,209
Corporate Bond Fund(4)                         23,889       210,514        51,713
Core Bond Fund                                292,472       155,362        94,051
High Yield Bond Fund (5)                       75,706         3,890        60,066
Intermediate Term Bond Fund(2)                 94,127             *             *
Short Term Bond Fund                          212,038             *             *
High Income Bond Fund                          47,343        35,519        54,670
U.S. Government Mortgage Fund(3)               27,609        33,750        13,016
Arizona Tax Free Fund(4)                       29,420             *        17,283

                                                     FISCAL YEAR/PERIOD ENDED                FISCAL YEAR/PERIOD ENDED
                                                      SEPTEMBER 30, 2000(1)                     SEPTEMBER 30, 2001
                                                        RULE 12b-1 FEES                          RULE 12b-1 FEES

                                             CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                             SHARES        SHARES        SHARES        SHARES        SHARES        SHARES
California Intermediate Tax Free Fund               0             *             *             0             *             *
California Tax Free Fund(4)                     7,348             *             8        45,467             *         1,966
Colorado Intermediate Tax Free Fund                 0             *             *             0             *             *
Colorado Tax Free Fund(4)                      10,741             *           243        42,347             *         4,866
Intermediate Tax Free Fund                          0             *             *             0             *             *
Minnesota Intermediate Tax Free Fund                0             *             *             0             *             *
Minnesota Tax Free Fund                       238,852             *        10,044       256,263             *        22,713
Missouri Tax Free Fund(3)                      37,196        28,842             *         2,813        12,175             *
Nebraska Tax Free Fund(6)                           *             *             *         6,301             *           291
Oregon Intermediate Tax Free Fund                   0             *             *             0             *             *
Tax Free Fund(3)                                2,780         6,159             *           216         3,077             0
Ohio Tax Free Fund(7)                               *             *             *             *             *             *
Short Tax Free Fund(8)                              *             *             *             *             *             *
Intermediate Government Bond Fund(8)                *             *             *             *             *             *
Large Cap Select Fund(9)                            *             *             *             *             *             *


[WIDE TABLE CONTINUED FROM ABOVE]

                                                   FISCAL YEAR/PERIOD ENDED
                                                      SEPTEMBER 30, 2002
                                                       RULE 12b-1 FEES

                                             CLASS A       CLASS B       CLASS C
                                             SHARES        SHARES        SHARES
California Intermediate Tax Free Fund           6,396             *             *
California Tax Free Fund(4)                    41,722             *         4,866
Colorado Intermediate Tax Free Fund            17,839             *             *
Colorado Tax Free Fund(4)                      50,626             *        16,208
Intermediate Tax Free Fund                     36,664             *             *
Minnesota Intermediate Tax Free Fund           23,417             *             *
Minnesota Tax Free Fund                       313,653             *        60,878
Missouri Tax Free Fund(3)                      58,180             *            19
Nebraska Tax Free Fund(6)                      12,891             *         3,800
Oregon Intermediate Tax Free Fund              10,113             *             *
Tax Free Fund(3)                              118,876             *        35,135
Ohio Tax Free Fund(7)                             217             *             3
Short Tax Free Fund(8)                              *             *             *
Intermediate Government Bond Fund(8)                *             *             *
Large Cap Select Fund(9)                            *             *             *

-----------------------------------
*        Fund or class was not in operation during this fiscal year/period.

(1) Information for the predecessor funds of Balanced Fund, Large Cap Core Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal year/period ended October 31, 2000.

(2) For Class A Shares for the fiscal year ended October 31, 2000, the distributor for the predecessor funds of Balanced Fund, Large Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Bond IMMDEX Fund and Intermediate Term Bond Fund waived all 12b-1 fees, but such Funds paid 0.25% shareholder servicing fees of $137,578, $456,483, $129,968, $102,125, $212,188,
         $217, 425 and $72,386, respectively. Of these amounts, $12,855, $20,760, $16,055, $23,272, $39,203, $35,843 and $24,681, respectively, were retained by affiliated organizations of the funds. For Class B Shares for the fiscal year ended October 31, 2000, the predecessor funds of Balanced Fund, Large Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Bond IMMDEX Fund and Intermediate Term Bond Fund waived all 12b-1 fees, but such Funds paid 0.25% shareholder servicing fees of $10,208, $28,645, $11,189, $9,473, $2,766, $20,304 and $2,355, respectively. Of these amounts, $7,139, $20,419, $7,753, $6,476, $1,905, $14,309 and $1,655,
         respectively, were paid to affiliated organizations.

(3) Information for the predecessor funds of Small Cap Index Fund, Small Cap Select Fund, International Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund includes fees paid to affiliated organizations of the funds. For Class A Shares for the fiscal year ended October 31, 2000, $15, $9,479, $4,325, $4,570,
         $10,346 and $463, were paid to affiliated organizations of the funds. For Class B Shares for the fiscal year ended October 31, 2000, $0, $11,414, $7,334, $1,712, $28,842 and $6,159, were paid to affiliated organizations of the funds. Additionally, for the fiscal year ended October 31, 2000, $35,911, $8,711, $36,270, and $17, 835, for the
         predecessor funds of Small Cap Index Fund, Small Cap Select Fund, International Fund and U.S. Government Mortgage Fund, respectively, were paid pursuant to an Administrative Services Plan adopted by the predecessor funds.

(4)      Commenced operations February 1, 2000.

(5)      Commenced operations on August 30, 2001.

(6)      Commenced operations on February 8, 2001.

(7)      Commenced operations on April 30, 2002.

(8)      Commenced operations on October 25, 2002.

(9)      Commenced operations on January 31, 2003.

         The following table sets forth the Rule 12b-1 fees The Distributor paid to Participating Institutions for the fiscal year/period ended September 30, 2002 with respect to the Class A shares, Class B shares and Class C shares of the Funds.

                                                        FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2002

                                          CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
Balanced Fund                                $292,067                    $106,293                     $5,196
Equity Income Fund                            167,553                     39,130                      25,644
Large Cap Growth Opportunities Fund           79,949                      7,837                        1,217
Large Cap Growth Fund                         168,056                     69,197                      31,425
Large Cap Value Fund                          208,446                     91,957                      24,519
Equity Index Fund                             401,304                    183,887                      45,789
Mid Cap Index Fund                             9,370                      3,878                         550

Small Cap Index Fund                           4,029                       835                          315
Small Cap Growth Opportunities Fund           90,198                      8,768                         326
Mid Cap Growth Opportunities Fund             214,601                     10,007                       1,082
Mid Cap Growth Fund                           200,527                     8,509                       13,347
Mid Cap Value Fund                            29,861                      28,014                       7,266
Small Cap Select Fund                         74,300                      9,010                        3,639
Small Cap Growth Fund                         68,603                      11,779                      14,559
Small Cap Value Fund                          63,754                      31,383                      11,980
Emerging Markets Fund                          5,829                       326                          310
International Fund                            101,868                     22,297                      34,502
Health Sciences Fund                          14,324                      7,434                       10,824
Real Estate Securities Fund                    5,481                      3,839                         807
Technology Fund                               49,834                      34,199                      20,755
Bond IMMDEX Fund                              188,663                     28,419                       1,359
Corporate Bond Fund                           23,106                      51,632                      11,769
Core Bond Fund                                194,838                     33,253                      23,001
High Yield Bond Fund                          68,552                       926                        14,941
Intermediate Term Bond Fund                   69,190                        *                            *
Short Term Bond Fund                          139,284                       *                            *
High Income Bond Fund                         17,864                      8,342                       12,608
U.S. Government Mortgage Fund                 27,081                      8,250                        3,369
Arizona Tax Free Fund                         28,202                        *                          3,853
California Intermediate Tax Free Fund          5,264                        *                            *
California Tax Free Fund                      39,091                        *                          1.108
Colorado Intermediate Tax Free Fund           12,673                        *                            *
Colorado Tax Free Fund                        44,483                        *                          3,499
Intermediate Tax Free Fund                    28,732                        *                            *
Minnesota Intermediate Tax Free Fund          16,510                        *                            *
Minnesota Tax Free Fund                       283,371                       *                         12,637
Missouri Tax Free Fund                        51,458                        *                            4
Nebraska Tax Free Fund                         6,607                        *                           758
Oregon Intermediate Tax Free Fund              6,865                        *                            *
Tax Free Fund                                 102,087                       *                          8,068
Ohio Tax Free Fund                              223                         *                            1
Short Tax Free Fund                              *                          *                            *
Intermediate Government Bond Fund                *                          *                            *
Large Cap Select Fund                            *                          *                            *
------------------------------------

*        Fund or class was not in operation during this fiscal year/period.

CUSTODIAN AND AUDITORS

         CUSTODIAN. The custodian of the Funds' assets is U.S. Bank (the "Custodian"), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian or, for Emerging Markets Fund and International Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01%. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

         AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the years ended September 30, 1999, September 30, 2000, September 30, 2001, and September 30, 2002.

         PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Suite 1500, Milwaukee Wisconsin 53202, served as the independent auditors for the predecessor funds of Mid Cap Index Fund, Small Cap Index Fund, International Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, Large Cap Growth Opportunities Fund, Bond IMMDEX Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund, Balanced Fund, Tax Free Fund, and Intermediate Term Bond Fund, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal period ended as of October 31, 2000.

         KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, served as the independent auditors for the predecessor funds of U.S. Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap Select Fund providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal period ended as of November 30, 1999.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or, in the case of Emerging Markets Fund and International Fund, their respective subadvisor (each, a "Subadvisor").

         In selecting a broker-dealer to execute securities transactions, the Advisor and each Subadvisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. However, in the case of the Advisor, a predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research services provided by the broker-dealer. The Funds may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). The Funds may pay up in recognition of the value of brokerage and research services provided to the Advisor or Subadvisors by the broker-dealer. In such cases, the Funds are in effect paying for the brokerage and research services in so-called "soft-dollars". However, the Advisor and Subadvisors would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Subadvisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Subadvisor with respect to the Funds.

         The types of brokerage services the Advisor or Subadvisors receive from broker-dealers include automated equity trade order entry and execution systems and systems which provide an automated DTC interface to facilitate securities trading, clearance and settlement. Such brokerage services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package. The types of research services the Advisor or Subadvisors receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decisionmaking process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Adviser or Subadvisors by, or through, broker-dealers.

         The research products and services the Advisor or Subadvisors receive from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's or Subadvisors' own normal research activities. As a practical matter, however, it would be impossible for the Advisor or Subadvisors to generate all of the information presently provided by broker-dealers. The expenses of the Advisor or Subadvisors would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor or Subadvisors could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor and Subadvisors are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

         As a general matter, the brokerage and research products and services the Advisor and Subadvisors receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

         In some cases, the Advisor and Subadvisors may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor or respective Subadvisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor or Subadvisor has a conflict of interest in making such decisions. Subject to their best price and execution responsibilities, the Advisor and Subadvisors may consider the placement of orders by securities firms for the purchase of Fund shares as a factor in allocating portfolio transactions.

         The Advisor effects equity securities transactions on behalf of the Funds through its trading desks in Minneapolis and Milwaukee. Each trading desk makes its own determinations regarding allocation of brokerage among the various broker-dealers it uses to execute trades, including evaluations of the quality of execution, the research products and services received and the commissions paid. The trading desks communicate with each other, and each has access to the trade blotter of the other, but they otherwise operate independently. One trading desk may therefore be selling a given security at the same time that the other trading desk is buying the security.

         Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

         It is expected that Emerging Markets Fund and International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, any sub-advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor, Clay Finlay or Marvin & Palmer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor, Clay Finlay or Marvin & Palmer to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

         The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended September 30, 2000, September 30, 2001 and September 30, 2002:

                                                      FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                    SEPTEMBER 30, 2000(1)  SEPTEMBER 30, 2001    SEPTEMBER 30, 2002
Balanced Fund                                        $     458,667            $  380,473           $   981,441
Equity Income Fund                                         393,204               319,497               942,243
Equity Index Fund                                          223,952                48,156               111,002
Large Cap Growth Fund                                      841,441             1,467,336               795,568
Large Cap Value Fund                                     2,592,112             2,467,114             3,236,937
Mid Cap Growth Fund                                      1,279,373             2,277,775             2,939,332
Mid Cap Value Fund                                          63,071             1,218,065             1,104,016
Small Cap Growth Fund                                      993,808             2,067,210             3,752,535
Small Cap Value Fund                                       609,670               559,374             1,078,075
Emerging Markets Fund                                      613,829               458,578               437,203
International Fund                                       5,721,083             6,819,850             2,207,445
Health Sciences Fund                                        32,418                46,831                71,132
Real Estate Securities Fund                                148,732               274,933               586,498
Technology Fund                                            280,498               610,550             1,167,418
Corporate Bond Fund(2)                                      10,260                29,262                   850
Core Bond Fund                                              71,329                73,091                    --
High Yield Bond Fund(3)                                          *                    --                    --
Intermediate Term Bond Fund                                 45,450                16,411                    --
Short Term Bond Fund                                        10,793                    --                    --
High Income Bond Fund                                       11,794               101,747                    --
Arizona Tax Free Fund(2)                                        --                    --                    --
California Intermediate Tax Free Fund                           --                    --                    --
California Tax Free Fund(2)                                     --                    --                    --
Colorado Intermediate Tax Free Fund                          3,667                 4,500                    --
Colorado Tax Free Fund(2)                                       --                   300                    --
Intermediate Tax Free Fund                                  30,208                 4,993                    --
Minnesota Intermediate Tax Free Fund                         1,500                 1,250                    --
Minnesota Tax Free Fund                                     14,130                14,071                    --
Nebraska Tax Free Fund(4)                                        *                    --                    --
Oregon Intermediate Tax Free Fund                               --                    --                    --
Tax Free Fund                                               21,008                10,429                    --
Mid Cap Index Fund                                          67,421                63,431                26,173
Small Cap Index Fund                                        18,766               139,701                99,985
Small Cap Growth Opportunities Fund                        311,350               472,445             1,883,225
Small Cap Select Fund                                      244,212             1,088,077             3,232,105
Mid Cap Growth Opportunities Fund                        1,618,878             1,741,723             3,503,333
Large Cap Growth Opportunities Fund                        296,518               310,893               448,501
Bond IMMDEX Fund                                                --                    --                    --
U.S. Government Mortgage Fund                                   --                    --                    --
Missouri Tax Free Fund                                          --                    --                    --
Ohio Tax Free Fund(5)                                            *                     *                    --
Short Tax Free Fund(6)                                           *                     *                     *
Intermediate Government Bond Fund(6)                             *                     *                     *
Large Cap Select Fund(7)                                         *                     *                     *

==============================================================================================================

*        Fund was not in operation during this fiscal year.
--       No Commissions paid.

(1) Information for the predecessor funds of Balanced Fund, Large Cap Core Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, International Fund, Bond IMMDEX Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund is for the fiscal year/period ended October 31, 2000.

(2)      Commenced operations February 1, 2000.

(3)      Commenced operations on August 30, 2001.

(4)      Commenced operations on February 28, 2001.

(5)      Commenced operations on April 30, 2002.

(6)      Commenced operations on October 25, 2002.

(7)      Commenced operations on January 31, 2003.

At September 30, 2002, certain Funds held the securities of their "regular brokers or dealers," as follows:

                           REGULAR BROKER OR DEALER    AMOUNT OF SECURITIES
          FUND                ISSUING SECURITIES          HELD BY FUND         TYPE OF SECURITIES
Balanced Fund               J.P. Morgan Chase              $1,680,453          Equity Securities
                            Merrill Lynch                  $1,575,010          Equity Securities
                            Morgan Stanley                 $1,347,408          Equity Securities
                            Goldman Sachs                  $1,927,094          Corporate Obligations
                            Lehman Brothers                $3,802,836          Corporate Obligations
                            Merrill Lynch                  $445,500            Corporate Obligations
                            Morgan Stanley                 $519,755            Corporate Obligations
                            Salomon Smith Barney           $3,656,005          Corporate Obligations
Equity Income Fund          J.P. Morgan Chase              $4,320,225          Equity Securities
                            Merrill Lynch                  $6,537,280          Equity Securities
                            Morgan Stanley                 $5,688,452          Equity Securities
Equity Index Fund           Bear Stearns                   $1,023,660          Equity Securities
                            Goldman Sachs                  $5,834,147          Equity Securities
                            J.P. Morgan Chase              $6,884,521          Equity Securities
                            Lehman Brothers                $2,191,505          Equity Securities
                            Merrill Lynch                  $5,175,951          Equity Securities
                            Morgan Stanley                 $6,795,955          Equity Securities
Large Cap Growth
Opportunities Fund          J.P. Morgan Chase              $2,159,163          Equity Securities
                            Merrill Lynch                  $2,095,620          Equity Securities
                            Morgan Stanley                 $1,863,400          Equity Securities
Large Cap Growth Fund       Goldman Sachs                  $1,697,631          Equity Securities
                            Lehman Brothers                $1,835,451          Equity Securities
Large Cap Value Fund        J.P. Morgan Chase              $9,270,918          Equity Securities
                            Merrill Lynch                  $15,865,425         Equity Securities
                            Morgan Stanley                 $14,798,784         Equity Securities
Mid Cap Value Fund          Bear Stearns                   $3,530,640          Equity Securities
Bond IMMDEX Fund            Goldman Sachs                  $15,642,850         Corporate Obligations
                            Merrill Lynch                  $5,199,050          Corporate Obligations
                            Morgan Stanley                 $11,697,929         Corporate Obligations
                            Salomon Smith Barney           $8,058,960          Corporate Obligations
Corporate Bond Fund         Bear Stearns                   $2,275,475          Corporate Obligations
                            Morgan Stanley                 $2,696,315          Corporate Obligations
Core Bond Fund              Bear Stearns                   $3,198,630          Corporate Obligations
                            Goldman Sachs                  $3,317,970          Corporate Obligations
                            Lehman Brothers                $8,232,980          Corporate Obligations
                            Morgan Stanley                 $5,362,450          Corporate Obligations
                            Salomon Smith Barney           $5,511,650          Corporate Obligations
Intermediate Term Bond
Fund                        Bear Stearns                   $5,624,258          Corporate Obligations
                            Chase Manhattan                $541,155            Corporate Obligations
                            Goldman Sachs                  $5,500,250          Corporate Obligations
                            J.P. Morgan Chase              $2,217,403          Corporate Obligations
                            Merrill Lynch                  $3,624,355          Corporate Obligations
                            Morgan Stanley                 $2,144,980          Corporate Obligations
Short Term Bond Fund        Goldman Sachs                  $1,633,650          Corporate Obligations
                            Lehman Brothers                $9,012,232          Corporate Obligations
                            Morgan Stanley                 $2,789,475          Corporate Obligations
High Income Bond Fund       Morgan Stanley                 $1,139,961          Mortgage-Backed
                                                                               Securities
U.S. Government Mortgage    Bear Stearns                   $3,501,380          Mortgage-Backed
Fund                                                                           Securities

                                  CAPITAL STOCK

         Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

         Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

         As of January 2, 2003, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
TAX FREE FUND

USBANCORP PIPER JAFFRAY                            60.71%
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS TAX FREE OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

NFSC FEBO #  BAH-352918                                                    49.15%
KAREN A SWANSON
WESLEY G SWANSON JTTEN
277 CTY RD B
WOODVILLE WI   54028

USBANCORP PIPER JAFFRAY                                                    41.70%
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS TAX FREE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              87.21%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                           8.26%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MISSOURI TAX FREE

NFSC FEBO  # MER-162027                                                    43.90%
BRENTANO LIV TRUST TRU
STEPHEN G BRENTANO TTEE
U/A 02/15/2002
8679 WEST 102ND TERRACE
OVERLAND PARK KANSAS  66212-4201

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
NFSC FEBO  # M22-904350                                                    14.81%
JAMES X FLYNN JR & AUDREY M
JAMES FLYNN JR AUDREY FLYNN T
U/A 11/14/1996
1636 CHAPMAN CT
ST CHARLES MO  63303-1318

NFSC FEBO # MER-165778                                                     13.33%
DAVID D PRICE
LINDA R PRICE
7613 SNI A BAR ROAD
KANSAS CITY MO  64129-2151

NFSC FEBO # MER-161748                                                     10.98%
MARY ROSE LANE
TOD FRANK E LANE
TOD LINDA M FAVAZZA
308 TIMBERIDGE DR
ST PETERS MO  63376-6749

USBANCORP PIPER JAFFRAY FOR THE                                            5.83%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MISSOURI TAX FREE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              68.16%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          29.24%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

GOVERNMENT SECURITIES

NFSC FEBO # M22-979430                              8.52%
DUBMAN FAMILY LIMITED PATNERSH
DUBMAN FAMILY LIMITED PATNERSH
2332 MILLPARK DR
MARYLAND HEIGHTS MO  63043-3530

MARKET & JOHNSON INC                                5.77%
ATTN STEVE BREITENFELDT
2350 GALLOWAY ST
PO BOX 630
EAU CLAIRE WI 54702-0630

USBANCORP PIPER JAFFRAY FOR THE                                10.81%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
US GOV'T SEC CL B OMNIBUS ACCT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            90.52%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
US GOV'T SEC CL C OMNIBUS ACCT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
BAND & CO                                                                              76.72%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

 MUGGS & CO                                                                            10.37%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                           7.83%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         70.73%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            28.46%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

SMALL CAP SELECT

USBANCORP PIPER JAFFRAY FOR THE                    20.13%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP SELECT CLASS A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                13.45%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP SELECT CLASS B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            69.54%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP SELECT CLASS C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                 16.98%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                43.96%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          29.81%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              16.85%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
MUGGS & CO                                                                              5.06%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         56.21%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            31.38%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                                           9.45%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

ARIZONA TAX FREE

USBANCORP PIPER JAFFRAY FOR THE                    90.01%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ARIZONA TAX FREE A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            91.55%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ARIZONA TAX FREE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              68.71%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          23.22%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                 8.07%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BALANCED FUND

USBANCORP PIPER JAFFRAY FOR THE                    11.63%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
BALANCE A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                22.48%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
BALANCE B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000


                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
MUGGS & CO                                                                 66.69%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

USBANCORP PIPER JAFFRAY FOR THE                                            25.65%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
BALANCE B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                             74.41%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                19.55%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         82.98%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            16.79%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

EQUITY INDEX

USBANCORP PIPER JAFFRAY FOR THE                    15.26%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INDEX A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                          5.96%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

USBANCORP PIPER JAFFRAY FOR THE                                27.44%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INDEX B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            36.13%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INDEX B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                 23.92%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
CAPINCO                                                                                30.90%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                             30.00%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              15.00%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK TR                                                                             11.73%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN  55101-2672

FIRSTAR TRUST                                                                           9.43%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            58.67%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         37.01%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CORE BOND

USBANCORP PIPER JAFFRAY FOR THE                    33.24%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
CORE BOND A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                24.28%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
CORE BOND B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            75.09%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
CORE BOND C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              57.94%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
CAPINCO                                                                                18.58%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                             12.63%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                           9.13%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            79.45%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         19.00%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

INTERNATIONAL FUND

USBANCORP PIPER JAFFRAY FOR THE                    45.26%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTERNATIONAL A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                          8.21%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CHARLES SCHWAB & CO                                 7.01%
SPECIAL CUSTODY ACCOUNT
FOR  BENEFIT OF CUTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

USBANCORP PIPER JAFFRAY FOR THE                                40.81%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTERNATIONAL B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            75.08%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTERNATIONAL C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

CAPINCO                                                                                52.59%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              20.71%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
FIRSTAR TRUST                                                                          12.42%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                              5.87%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK TR                                                                              5.61%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN  55101-2672

MUGGS & CO                                                                                         43.24%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            36.20%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                                          10.53%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                                      10.03%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

INTERMEDIATE TERM BOND

USBANCORP PIPER JAFFRAY FOR THE                    24.25%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTER TERM INC A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MCWOOD & CO                                        13.09%
PO BOX 29522
RALEIGH NC  27626-0522

BAND & CO                                                                              42.49%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                32.60%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          13.90%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
MUGGS & CO                                                                             10.12%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         51.12%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            35.32%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                                          11.86%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

SHORT TERM BOND

USBANCORP PIPER JAFFRAY FOR THE                    15.96%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LTD TERM INC A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              42.90%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                33.86%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          17.52%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            50.20%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         32.75%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                                          17.05%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MINNESOTA INTER TAX FREE

USBANCORP PIPER JAFFRAY FOR THE                    36.77%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MN INTER RX/FR A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
DEAN WITTER FBO                                     6.59%
RALPH J HAFNER MARITAL TRUST
PO BOX 250 CHURCH STREET STATION
NEW YORK NY  10008-0250

ALFRED P GALE                                       6.35%
2350 HIGHLAND RD
MAPLE PLAIN MN  55359-9570

BAND & CO                                                                              90.46%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                           6.30%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

INTERMEDIATE TAX FREE

USBANCORP PIPER JAFFRAY FOR THE                     9.75%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTER TX/FR A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

ROBERT W ALLSOP &                                   5.17%
ELIZABETH M ALLSOP JT TEN
173 KYRIE SE
CEDER RAPIDS IA  52403-1711

BAND & CO                                                                              47.93%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          45.52%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                 5.96%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MID CAP VALUE

USBANCORP PIPER JAFFRAY FOR THE                    26.21%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP VALUE A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                32.88%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP VALUE B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            66.08%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP VALUE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
CAPINCO                                                                                40.35%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              20.25%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK TR                                                                             16.23%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN  55101-2672

MUGGS & CO                                                                             11.89%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          11.19%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         82.34%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                                      14.89%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

LARGE CAP VALUE

USBANCORP PIPER JAFFRAY FOR THE                    38.03%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LARGE CAP VALUE A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                24.66%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LARGE CAP VALUE B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            82.42%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LARGE CAP VALUE B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

CAPINCO                                                                                29.66%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
BAND & CO                                                                              23.20%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                             20.12%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK TR                                                                             17.31%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN  55101-2672

FIRSTAR TRUST                                                                           7.99%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         84.84%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            13.81%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

TECHNOLOGY

USBANCORP PIPER JAFFRAY FOR THE                    29.71%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
TECHNOLOGY A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                         11.15%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CHARLES SCHWAB & CO INC                             9.32%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMER ST
SAN FRANCISCO CA  94104-4122

USBANCORP PIPER JAFFRAY FOR THE                                23.10%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
TECHNOLOGY B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            69.28%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
TECHNOLOGY C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
MUGGS & CO                                                                             54.73%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              17.25%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          14.98%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                12.68%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         91.87%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                             7.07%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CALIFORNIA TAX FREE

USBANCORP PIPER JAFFRAY FOR THE                    24.68%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
CALIF TAX FREE A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            92.02%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
CALIF TAX FREE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

SAND & CO                                                                              70.59%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          17.20%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                12.13%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CORPORATE BOND

USBANCORP PIPER JAFFRAY FOR THE                                            85.21%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
CORP BOND C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
BAND & CO                                                                              73.88%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          15.09%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                 5.99%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         52.37%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            43.56%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

COLORADO INTER TAX FREE

U.S. BANCORP INVESTMENTS INC.                       9.60%
FBO 221650621
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                       7.98%
FBO 124024421
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                       7.66%
FBO 111200371
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                       5.05%
FBO 220742151
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND & CO                                                                              49.23%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          45.99%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

COLORADO TAX FREE

USBANCORP PIPER JAFFRAY FOR THE                    41.00%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
COLO TAX FREE A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
U.S. BANCORP INVESTMENTS INC.                       6.40%
FBO 124024421
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

USBANCORP PIPER JAFFRAY FOR THE                                            73.38%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
COLO TAX FREE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

U.S. BANCORP INVESTMENTS INC.                                              12.39%
FBO 221082861
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND & CO                                                                              79.70%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR                                                                                17.37%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MID CAP INDEX

USBANCORP PIPER JAFFRAY FOR THE                    21.39%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP INDEX OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                16.64%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP INDEX CL B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

NFSC FEBO # BCD-032360                                          5.07%
NFSC/FMTC IRA ROLLOVER
FBO MARY E ZENZOLA
2204 MAGNOLIA CT W
BUFFALO GROVE IL  60089-6644

USBANCORP PIPER JAFFRAY FOR THE                                            45.51%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP INDEX CL C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                  9.64%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                50.53%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
BAND & CO                                                                              24.89%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                             13.43%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                           9.88%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         57.38%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            28.27%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                                          14.35%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

SMALL CAP GROWTH

USBANCORP PIPER JAFFRAY FOR THE                    55.80%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP GROW A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                         12.80%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

USBANCORP PIPER JAFFRAY FOR THE                                27.46%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP GROW B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            82.72%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP GROWTH C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

CAPINCO                                                                                48.93%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              22.35%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
FIRSTAR TRUST                                                                          11.12%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                              8.54%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK TR                                                                              8.23%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN  55101-2672

MUGGS & CO                                                                                         83.14%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            16.69%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

LARGE CAP GROWTH

USBANCORP PIPER JAFFRAY FOR THE                    50.40%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LARGE CAP GROWTH A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                          6.33%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

USBANCORP PIPER JAFFRAY FOR THE                                 8.77%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LARGE CAP GROWTH B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            82.42%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LARGE CAP GROWTH C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

CAPINCO                                                                                38.00%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              36.64%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
MUGGS & CO                                                                              9.56%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                           9.52%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK TR                                                                              5.69%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN  55101-2672

MUGGS & CO                                                                                         76.02%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            21.73%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

EQUITY INCOME

USBANCORP PIPER JAFFRAY FOR THE                     5.25%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INCOME A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                16.23%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INCOME B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            69.96%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INCOME C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                 23.53%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          34.66%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                25.90%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              25.83%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
MUGGS & CO                                                                             10.35%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         82.98%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            16.79%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

HEALTH SCIENCE

USBANCORP PIPER JAFFRAY FOR THE                    35.48%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
HEALTH SCIENCE A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                         11.24%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

U.S. BANCORP INVESTMENTS INC.                       8.86%
FBO 221082861
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217



                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
USBANCORP PIPER JAFFRAY FOR THE                                29.53%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
HEALTH SCIENCE B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            83.53%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
HEALTH SCIENCE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              39.37%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          36.10%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
MUGGS & CO                                                                             15.89%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                 8.45%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         94.90%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MID CAP GROWTH

USBANCORP PIPER JAFFRAY FOR THE                    73.28%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP GROWTH A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                34.93%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP GROWTH B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            79.63%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MID CAP GROWTH C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000


                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
CAPINCO                                                                                50.54%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              23.43%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                              9.99%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK TR                                                                              9.53%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN  55101-2672

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
FIRSTAR TRUST                                                                           5.81%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            59.20%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         40.39%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

EMERGING MARKETS

USBANCORP PIPER JAFFRAY FOR THE                    64.06%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EMERGING MKTS A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BEAR STEARNS SECURITIES CORP                                   28.81%
FBO 748-52940-24
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

USBANCORP PIPER JAFFRAY FOR THE                                14.25%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EMERGING MKTS B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

U.S. BANCORP INVESTMENTS INC.                                   6.15%
FBO 2208890721
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                                   5.10%
FBO 220827051
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

USBANCORP PIPER JAFFRAY FOR THE                                            87.32%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EMERGING MKTS C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

CAPINCO                                                                                63.90%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              23.68%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                           7.13%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
BAND & CO                                                                                          83.91%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRST AMERICAN FUNDS                                                                                9.13%
ATTN MIKE MAGNUSON BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN  55402-7000

WELLS FARGO INVESTMENTS LLC                                                                         6.96%
A/C 7546-0124
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN  55402-1916

MINNESOTA TAX FREE

USBANCORP PIPER JAFFRAY FOR THE                    75.17%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MN TX/FR A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                            56.99%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MINNESOTA TAX FREE C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

U.S. BANCORP INVESTMENTS INC.                                               5.26%
FBO 192318101
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND & CO                                                                              79.10%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

USBANCORP PIPER JAFFRAY FOR THE                                                         8.35%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
MN TAX FREE Y OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

FIRSTAR TRUST                                                                           6.05%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

HIGH INCOME BOND

USBANCORP PIPER JAFFRAY FOR THE                    20.33%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
STRATEGIC INC A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

NATIONAL INVESTOR SERVICES FBO                     15.73%
509-49659-27
55 WATER STREET, 32ND FLOOR
NEW YORK NY  10041-0028

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
USBANCORP PIPER JAFFRAY FOR THE                                23.21%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
HIGH INCOME BOND B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

NFSC FEBO # M22-801461                                          5.08%
CLARA A LIVENSPARGER TTEE
CLARA A LIVENSPARGER T
DTD U/A 9/24/98
826 S SAPPINGTON RD
CRESTWOOD MO  63126-1003

USBANCORP PIPER JAFFRAY FOR THE                                            79.43%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
HIGH INCOME BOND C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                                                              62.31%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                19.28%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          16.36%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                                          73.82%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRST AMERICAN FUNDS                                                                               16.63%
ATTN MIKE MAGNUSON BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN  55402-7000

CAPINCO                                                                                             9.55%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

SMALL CAP INDEX

USBANCORP PIPER JAFFRAY FOR THE                    47.09%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP  INDEX CLASS A OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

USBANCORP PIPER JAFFRAY FOR THE                                32.40%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP  INDEX CL B OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
USBANCORP PIPER JAFFRAY FOR THE                                            55.02%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP  INDEX CL C OMNIBUS A/C
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MUGGS & CO                                                                  7.20%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                49.96%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                              30.83%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRSTAR TRUST                                                                          12.27%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                                            63.82%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                                         31.18%
C/O  US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

HIGH YIELD BOND

USBANCORP PIPER JAFFRAY FOR THE EXCLUSIVE           82.3%
BENEFIT OF ITS CUSTOMERS
HIGH YIELD BOND A OMNIBUS ACOUNT
ATTN TA SERVICES FPFP 1922
601 2ND AVE S
MINNEAPOLIS  MN  55402-4303

USBANCORP PIPER JAFFRAY FOR THE EXCLUSIVE                      22.21%
BENEFIT OF ITS CUSTOMERS
HIGH YIELD BOND B OMNIBUS ACOUNT
ATTN TA SERVICES FPFP 1922
601 2ND AVE S
MINNEAPOLIS  MN  55402-4303

US BANCORP INVESTMENTS INC                                     20.61%
FBO 221521511
100 S 5TH ST STE 1400
MINNEAPOLIS  MN  55402-1217

US BANCORP INVESTMENTS INC                                      6.39%
FBO 221620511
100 SOUTH  5TH ST STE 1400
MINNEAPOLIS  MN 55402-1217

NFSC FEBO #BCC-071889                                           6.34%
THELMA L SPRIGGS
2134 WILLOW RUN CIRCLE
ENON  OH  45323-9787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
DONALD M HAWKINS GDN                                            5.43%
LUELLA ANNE HAWKINS
4951 WILDBIRD LN
STURGEON  MO  65284-9101

USBANCORP PIPER JAFFRAY FOR THE EXCLUSIVE                                  95.68%
BENEFIT OF ITS CUSTOMERS
HIGH YIELD BOND C OMNIBUS ACOUNT
ATTN TA SERVICES FPFP 1922
601 2ND AVE S

BAND AND CO                                                                            58.75%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

CAPINCO                                                                                32.32%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

FIRSTAR TRUST                                                                           7.94%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

CAPINCO                                                                                            97.19%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

CALIFORNIA INTER TAX FREE

US BANCORP INVESTMENTS INC                         13.50%
FBO 118666051
100 SOUTH  5TH ST STE 1400
MINNEAPOLIS  MN 55402-1217

US BANCORP INVESTMENTS INC                          9.52%
FBO 180845331
100 SOUTH  5TH ST STE 1400
MINNEAPOLIS  MN 55402-1217

US BANCORP INVESTMENTS INC                          8.98%
FBO 124484601
100 SOUTH  5TH ST STE 1400
MINNEAPOLIS  MN 55402-1217

BAND AND CO                                                                                        73.57%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

FIRSTAR TRUST                                                                                      25.38%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

SMALL CAP VALUE

US BANCORP PIPER JAFFRAY FOR THE SOLE              23.58%
BENEFIT OF ITS CUSTOMERS
SMALL CAP VALUE A OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
US BANCORP  PIPER  JAFFRAY FOR THE SOLE  BENEFIT               30.43%
OF ITS CUSTOMERS
SMALL CAP VALUE B OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

US BANCORP  PIPER  JAFFRAY FOR THE SOLE  BENEFIT                           66.08%
OF ITS CUSTOMERS
SMALL CAP VALUE C OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

CAPINCO                                                                                40.10%
C/O US BANKK
PO BOX 1787
MILWAUKEE  WI  53201-1787

US BANK CUST                                                                           19.26%
FBO USBANCORP CAP
U/A 01/01/1984
1805TH ST E STE SPEN0502
SAINT PAUL  MN  55101-2672

MUGGS AND CO                                                                           15.02%
C/O US BANKK
PO BOX 1787
MILWAUKEE  WI  53201-1787

BAND AND CO                                                                            12.61%
C/O US BANKK
PO BOX 1787
MILWAUKEE  WI  53201-1787

FIRSTAR TRUST                                                                           6.40%
C/O US BANKK
PO BOX 1787
MILWAUKEE  WI  53201-1787

MUGGS AND CO                                                                                       83.14%
C/O US BANKK
PO BOX 1787
MILWAUKEE  WI  53201-1787

CAPINCO                                                                                            16.69%
C/O US BANKK
PO BOX 1787
MILWAUKEE  WI  53201-1787

MID CAP GROWTH OPPORTUNITIES

MUGGS AND CO                                                               83.65%
C/O US BANKK
PO BOX 1787
MILWAUKEE  WI  53201-1787

US  BANCORP  PIPER  JAFFRAY  FOR  THE  EXCLUSIVE                           11.74%
BENEFIT OF ITS CUSTOMERS
MID CAP GROWTH OPPORTUNITIES C OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
FIRSTAR TRUST                                                                          36.03%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

CAPINCO                                                                                34.22%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

BAND AND CO                                                                            13.97%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

MUGGS AND CO
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787                                                               10.38%



MUGGS AND CO                                                                                       62.84%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

CAPINCO                                                                                            24.88%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

BAND AND CO                                                                                         9.91%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

SMALL CAP GROWTH OPPORTUNITIES

CHARLES SCHWAB AND CO INC FOR THE                  39.88%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO  CA  94104-4122

US BANCORP PIPER JAFFRAY FOR THE                    6.07%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP GROWTH OPPORTUNITIES A
OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

FIRST CLEARING CORP                                             5.84%
A/C 8990-4487
EVELYN ZIMMERMAN
811 GREENSHIRE COURT
LONGWOOD  FL  32779-2255

US BANCORP PIPER JAFFRAY FOR THE                                5.06%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
SMALL CAP GROWTH OPPORTUNITIES B
OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
US  BANCORP  PIPER  JAFFRAY  FOR  THE  EXCLUSIVE                           73.05%
BENEFIT OF ITS CUSTOMERS
SMALL CAP GROWTH OPPORTUNITIES C OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

WELLS FARGO INVESTMENTS LLC                                                12.88%
A/C 8757-7552
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS  MN  55402-1916

NFSC FEBO # OQF-100781                                                      7.50%
RANDALL D GOWAN
CYNTHIA L GOWAN
4627 MEDINA LAKE PLACE
MEDINA  MN  55304-4610

CAPINCO                                                                                71.90%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

BAND AND CO                                                                            11.82%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

FIRSTAR TRUST                                                                           6.27%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

MUGGS AND CO                                                                            5.53%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

MUGGS AND CO                                                                                       61.23%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

BAND AND CO                                                                                        16.81%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

FIRSTAR TRUST                                                                                      16.37%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

CAPINCO                                                                                             5.60%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

LARGE CAP GROWTH OPPORTUNITIES

MUGGS AND CO                                                               71.62%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
US BANCORP PIPER JAFFRAY FOR THE                                           20.85%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
LARGE CAP GROWTH OPPORTUNITIES C
OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

FIRSTAR TRUST                                                                          45.75%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

CAPINCO                                                                                30.11%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

BAND AND CO                                                                            14.39%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

MUGGS AND CO                                                                            9.23%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

MUGGS AND CO                                                                                       44.17%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

CAPINCO                                                                                            43.83%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

BAND AND CO                                                                                        11.86%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI 53201-1787

REAL ESTATE

UNIFIED TRUST COMPANY NA                           47.42%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON   KY  40504-3208

UNIFIED TRUST COMPANY NA OMNIBUS                   23.90%
2353 ALEXANDRIA DR STE 100
LEXINGTON  KY  40504-3208

NFSC FEBO # HDM-936065                              5.93%
DEANNA J  WILKINSON TTEE
CITY OF FORT WAYNE COMMUNITY TR
ONE MAIN STREET ROOM 930
FORT WAYNE  IN  46802-1804

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
US BANCORP PIPER JAFFRAY FOR THE                               19.94%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
REAL ESTATE B OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

CAPINCO                                                         6.20%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

US BANCORP PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS                                         58.97%
REAL ESTATE C OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

ROBERT W BAIRD AND CO CUST                                                  5.29%
A/C 1060-0384
777 EAST WISCONSIN AVENUE
MILWAUKEE  WI  53202-5300

MBC TRUST SERVICES CUST                                                     5.23%
FBO PHOENIX MANAGEMENT SERVICES
700 17TH ST STE 300
DENVER  CO  80202-3507

BAND AND CO                                                                            52.03%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

FIRSTAR TRUST                                                                          23.08%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

CAPINCO                                                                                18.49%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

MUGGS AND CO                                                                            5.28%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

BOND IMMDEX

MCWOOD AND CO                                       8.57%
PO BOX 29522
RALEIGH  NC  27626-0522

MUGGS AND CO                                                               44.69%
C/O US BANK
PO BOX 1787

US  BANCORP  PIPER  JAFFRAY  FOR  THE  EXCLUSIVE                           38.85%
BENEFIT OF ITS CUSTOMERS
BOND IMMDEX C OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
FIRSTAR TRUST                                                                          29.57%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

BAND AND CO                                                                            21.02%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

CAPINCO                                                                                20.10%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

MUGGS AND CO                                                                           14.34%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

US BANK TR                                                                             11.25%
US BANCORP CAP
U/A 01-01-1984

MUGGS AND CO                                                                                       52.47%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

CAPINCO                                                                                            39.37%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

BAND AND CO                                                                                         8.16%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

OREGON INTER TAX FREE

US  BANCORP  PIPER  JAFFRAY  FOR  THE  EXCLUSIVE   10.93%
BENEFIT OF ITS CUSTOMERS
ORE INTER TAX FREE A OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

WILLIAM L MAINWARING                                8.53%
1090 SOUTHRIDGE PL S
SALEM  OR  97302-5947

VERB AND CO                                         7.47%
4380SW MACADAM AVE STE 450
PORTLAND  OR  97239-6407



US BANCORP INVESTMENTS INC                          6.16%
FBO 100013451
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS  MN  55402-1217

                                                              PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
FIRSTAR TRUST                                                                          51.92%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

BAND AND CO                                                                            44.11%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

NEBRASKA TAX FREE

US BANCORP PIPER JAFFRAY FOR THE                   34.89%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
NEBRASKA TAX FREE A OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

UBATCO AND CO                                      32.33%
ATTN TRUST OPERATIONS
PO BOX 82535
LINCOLN  NE  68501-2535

US BANCORP INVESTMENTS INC                         13.34%
FBO 170111561
100 S 5TH ST STE 1400
MINNEAPOLIS  MN  55402-1217

US BANCORP PIPER JAFFRAY FOR THE                                           78.55%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
NEBRASKA TAX FREE C OMNIBUS ACCOUNT
ATTN TA SERVICES BC-MN-HO5U
800 NICOLLET MALL
MINNEAPOLIS  MN  55402-7000

US BANCORP INVESTMENTS INC                                                  8.70%
FBO 141392081
100 S 5TH ST STE 1400
MINNEAPOLIS  MN  55402-1217

BAND AND CO                                                                            94.09%
C/O US BANK
PO BOX 1787
MILWAUKEE  WI  53201-1787

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Fund's Prospectuses. The public offering price of each Fund's Class A and Class C Shares as of September 30, 2002 was as set forth below. Please note that the public offering prices of Class B, Class Y and Class S Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

                                                       PUBLIC OFFERING PRICE

                                                    CLASS A             CLASS C
Balanced Fund                                        $8.87               $8.43
Equity Income Fund                                   10.13                9.64
Large Cap Growth Opportunities Fund                  20.29               19.22
Large Cap Growth Fund                                 7.15                6.64
Large Cap Value Fund                                 13.51               12.83
Equity Index Fund                                    16.20               15.38
Mid Cap Index Fund                                    9.01                8.56
Small Cap Index Fund                                  9.05                8.63
Small Cap Growth Opportunities Fund                  14.67               13.91

Mid Cap Growth Opportunities Fund                    27.99               26.56
Mid Cap Growth Fund                                   4.60                4.22
Mid Cap Value Fund                                   14.06               13.30
Small Cap Select Fund                                11.30               10.73
Small Cap Growth Fund                                 9.30                8.61
Small Cap Value Fund                                 11.92               11.02
Emerging Markets Fund                                 6.58                6.16
International Fund                                    7.76                7.16
Health Sciences Fund                                  8.37                7.84
Real Estate Securities Fund                          14.48               13.76
Technology Fund                                       4.54                4.24
Bond IMMDEX Fund                                     30.51               29.45
Corporate Bond Fund                                  10.03                9.65
Core Bond Fund                                       11.96               11.54
High Yield Bond Fund                                  8.31                8.05
Intermediate Term Bond Fund*                         10.59                 N/A
Short Term Bond Fund*                                10.53                 N/A
High Income Bond Fund                                 8.34                8.04
U.S. Government Mortgage Fund                        11.66               11.24
Arizona Tax Free Fund                                11.92               11.52
California Intermediate Tax Free Fund*               11.05                 N/A
California Tax Free Fund                             12.15               11.76
Colorado Intermediate Tax Free Fund*                 11.38                 N/A
Colorado Tax Free Fund                               12.17               11.75
Intermediate Tax Free Fund*                          11.58                 N/A
Minnesota Intermediate Tax Free Fund*                10.75                 N/A
Minnesota Tax Free Fund                              11.90               11.47
Missouri Tax Free Fund                               13.02               12.59
Nebraska Tax Free Fund                               11.17               10.74
Oregon Intermediate Tax Free Fund*                   10.73                 N/A
Tax Free Fund                                        11.95               11.52
Ohio Tax Free Fund                                   11.05               10.68
Short Tax Free Fund**                                   --                  --
Intermediate Government Bond Fund**                     --                  --
Large Cap Select Fund**                                 --                  --

*        Class C shares not offered.
**       Fund not offered during time period indicated.

         The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

         On September 30, 2002, the net asset values per share for each class of shares of the Funds were calculated as follows.

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                                                 OUTSTANDING        VALUE PER SHARE
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
BALANCED FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   98,556,743.57       11,760,205.468                 8.38
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   35,641,313.85        4,282,274.540                 8.32
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    2,233,006.50          267,268.575                 8.35
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   36,194,340.50        4,314,456.640                 8.39
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  290,288,021.60       34,551,733.514                 8.40
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
EQUITY INCOME FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                  128,141,727.66       13,383,415.257                 9.58
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   18,698,488.21        1,964,327.846                 9.52
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                                                 OUTSTANDING        VALUE PER SHARE
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                   11,171,197.97        1,171,472.332                 9.54
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   36,522,281.68        3,816,416.207                 9.57
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  678,352,027.09       70,425,215.028                 9.63
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
LARGE CAP GROWTH OPPORTUNITIES FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   24,646,986.75        1,286,136.694                19.16
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    2,928,645.22          157,115.707                18.64
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      476,670.23           25,047.458                19.03
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    2,375,922.70          123,937.032                19.17
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  255,309,581.27       13,035,655.830                19.59
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
LARGE CAP GROWTH FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   52,418,729.39        7,753,710.381                 6.76
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   36,546,530.27        5,673,415.666                 6.44
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    9,651,739.21        1,468,740.239                 6.57
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    9,019,547.82        1,334,835.734                 6.76
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  436,199,305.14       63,592,413.500                 6.86
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
LARGE CAP VALUE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   85,182,287.14        6,669,370.044                12.77
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   33,719,408.39        2,686,330.514                12.55
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    7,524,239.43          592,589.039                12.70
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   24,129,103.15        1,889,654.743                12.77
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  825,179,045.61       64,447,000.953                12.80
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
EQUITY INDEX FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                  139,007,411.16         9,082,477.46                15.31
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   66,834,608.79         4,416,240.02                15.13
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                   21,637,405.70         1,421,029.29                15.23
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   42,963,869.28         2,807,599.80                15.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                1,135,652,476.00        74,242,162.31                15.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MID CAP INDEX FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    3,580,685.74          420,682.080                 8.51
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    1,475,330.48          174,790.640                 8.44
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      795,610.96           93,945.730                 8.47
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    3,392,856.31          399,047.660                 8.50
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  198,544,743.24       23,331,469.940                 8.51
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SMALL CAP INDEX FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    1,907,633.11          223,163.253                 8.55
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      423,563.16           50,008.276                 8.47
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      447,378.83           52,383.428                 8.54
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   13,576,187.16        1,593,734.171                 8.52
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   94,749,047.28       11,060,227.836                 8.57
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SMALL CAP GROWTH OPPORTUNITIES FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   44,833,905.83         3,235,483.82                13.86
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    3,779,422.40           282,287.48                13.39
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      260,036.20            18,890.14                13.77
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    2,026,580.70           146,210.37                13.86
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  208,439,323.84        14,577,646.11                14.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MID CAP GROWTH OPPORTUNITIES FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   75,001,834.21        2,835,965.448                26.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    4,227,135.03          165,371.653                25.56
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    1,135,861.04           43,208.761                26.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    5,869,173.96          222,049.597                26.43
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  477,209,988.11       17,515,295.942                27.25
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MID CAP GROWTH FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   58,896,200.36       13,538,227.293                 4.35
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    2,577,625.38          622,443.277                 4.14
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                                                 OUTSTANDING        VALUE PER SHARE
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    3,741,593.44          895,886.964                 4.18
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                       13,323.49            3,065.104                 4.35
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  157,688,339.10       35,231,893.085                 4.48
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MID CAP VALUE
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   13,083,275.33          984,559.497                13.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   10,410,128.02          805,717.772                12.92
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    3,206,402.46          243,435.418                13.17
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                      158,180.52           11,903.647                13.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  259,990,268.88       19,505,924.567                13.33
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SMALL CAP SELECT
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   33,586,260.46        3,143,595.249                10.68
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    4,612,862.94          463,507.512                 9.95
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    3,096,078.34          291,664.695                10.62
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    7,639,847.32          716,646.166                10.66
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  403,027,021.30       36,650,378.400                11.00
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SMALL CAP GROWTH FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   22,396,805.96        2,548,038.581                 8.79
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    3,933,158.44          487,657.082                 8.07
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    4,658,886.52          547,090.225                 8.52
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                       31,668.68            3,603.512                 8.79
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  205,253,008.26       22,876,722.893                 8.97
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SMALL CAP VALUE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   27,205,017.85        2,415,574.484                11.26
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   12,008,112.89        1,111,761.510                10.80
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    4,873,040.26          446,457.117                10.91
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                      423,621.16           37,624.239                11.26
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  368,092,012.41       32,357,952.677                11.38
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
EMERGING MARKETS FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    2,487,104.77          399,913.225                 6.22
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      251,713.60           41,804.708                 6.02
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       90,260.43           14,798.669                 6.10
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                       11,123.92            1,796.589                 6.19
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   46,005,308.27        7,347,135.264                 6.26
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
INTERNATIONAL FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   37,231,426.67        5,081,167.841                 7.33
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    7,458,779.05        1,088,253.048                 6.85
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                   11,027,369.63        1,554,523.526                 7.09
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   10,816,869.66        1,478,917.623                 7.31
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  540,495,089.33       73,052,661.409                 7.40
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
HEALTH SCIENCES FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    5,234,711.34          661,576.385                 7.91
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    2,820,777.05          376,087.535                 7.50
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    3,815,195.52          491,572.161                 7.76
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                       31,795.48            4,017.443                 7.90
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   12,421,454.42        1,552,451.349                 8.00
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
REAL ESTATE SECURITIES FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   15,421,907.31        1,127,299.193                13.68
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    2,577,239.65          190,135.202                13.55
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      986,182.87           72,428.632                13.62
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    1,223,641.30           89,413.371                13.69
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  120,091,178.43        8,749,087.346                13.73
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
TECHNOLOGY FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   18,266,902.80        4,257,112.207                 4.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   11,190,109.36        2,899,688.130                 3.86
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                                                 OUTSTANDING        VALUE PER SHARE
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    5,064,014.08        1,204,616.173                 4.20
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    1,846,840.84          430,279.429                 4.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   44,134,393.28        9,989,625.603                 4.42
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
BOND IMMDEX FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   87,095,557.24        2,982,017.890                29.21
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   14,592,197.79          500,034.014                29.18
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    1,919,344.29           65,812.761                29.16
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   18,179,039.72          622,297.006                29.21
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  710,921,690.08       24,322,272.149                29.23
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
CORPORATE BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    8,663,116.41          902,560.188                 9.60
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   18,728,225.21        1,957,936.028                 9.57
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    5,282,678.31          552,906.825                 9.55
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    3,557,367.42          370,750.763                 9.60
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  204,800,479.19       21,346,294.901                 9.59
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
CORE BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                  122,354,361.33       10,681,866.585                11.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                   16,740,385.76        1,471,265.813                11.38
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    9,672,329.46          847,099.565                11.42
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   33,270,260.84        2,905,107.285                11.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                1,204,554,513.08      105,170,967.462                11.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
HIGH YIELD BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   23,900,104.69        3,001,330.610                 7.96
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                      773,627.75           97,038.617                 7.97
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    7,213,272.03          905,260.117                 7.97
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                       87,292.99           10,965.631                 7.96
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   21,157,201.05        2,652,707.322                 7.98
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
INTERMEDIATE TERM BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   65,290,588.83        6,307,238.122                10.35
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    6,070,471.97          586,324.707                10.35
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  978,406,396.37       94,777,025.730                10.32
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SHORT TERM BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                  163,358,214.38       15,870,828.992                10.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                    3,685,327.54          358,188.353                10.29
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  484,582,501.00       47,059,668.552                10.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
HIGH INCOME BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   18,006,113.75        2,253,717.437                 7.99
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    4,178,598.65          525,244.421                 7.96
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    6,213,353.95          780,153.703                 7.96
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                        6,084.90              755.367                 8.06
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  135,665,188.62       16,973,021.438                 7.99
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
U.S. GOVERNMENT MORTGAGE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   16,984,967.75        1,521,718.284                11.16
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                    6,235,173.22          557,884.296                11.18
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    5,833,535.86          524,279.957                11.13
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                   21,355,131.56        1,920,000.941                11.12
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  181,046,322.00       16,216,414.795                11.16
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
ARIZONA TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   12,413,507.44        1,087,919.565                11.41
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    2,909,784.62          255,343.967                11.40
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   10,655,618.23          933,718.516                11.41
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
CALIFORNIA INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    4,869,641.14          451,003.463                10.80
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                                                 OUTSTANDING        VALUE PER SHARE
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   45,212,595.67        4,182,075.219                10.81
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
CALIFORNIA TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   12,953,978.86        1,114,102.412                11.63
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    1,115,096.54           95,800.404                11.64
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   11,852,689.78        1,019,156.166                11.63
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
COLORADO INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   15,244,182.77        1,370,461.442                11.12
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   48,398,244.98        4,360,056.652                11.10
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
COLORADO TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   19,633,414.26        1,685,426.875                11.65
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    3,704,564.31          318,444.133                11.63
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                    9,244,208.55          792,413.374                11.67
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   29,837,850.33        2,636,074.975                11.32
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  485,592,056.96       42,968,630.569                11.30
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MINNESOTA INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   19,913,765.17        1,895,471.941                10.51
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  251,597,096.75       24,044,095.427                10.46
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MINNESOTA TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                  135,607,029.34       11,901,223.695                11.39
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                   11,702,954.04        1,030,279.034                11.36
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   54,638,518.19        4,800,274.401                11.38
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
MISSOURI TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   26,496,241.53        2,124,161.709                12.47
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                       21,500.95            1,725.011                12.46
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  142,343,620.50       11,407,235.965                12.48
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
NEBRASKA TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    4,904,421.02          458,463.871                10.70
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                      981,642.54           92,345.276                10.63
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   27,347,835.64        2,557,377.715                10.69
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
OREGON INTERMEDIATE TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                    7,029,755.54          670,130.372                10.49
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  151,928,367.29       14,481,868.681                10.49
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                   43,707,255.27        3,820,162.263                11.44
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                    6,199,171.96          543,924.777                11.40
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                  497,140,171.35       43,417,622.024                11.45
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
OHIO TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                      453,187.77           42,842.566                10.58
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                        1,071.25              101.352                10.57
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                   38,082,276.97        3,601,682.029                10.57
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
SHORT TAX FREE FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
LARGE CAP SELECT FUND
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class A                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                             NET ASSETS             SHARES             NET ASSET
                                                                                 OUTSTANDING        VALUE PER SHARE
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class B                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class C                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class S                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
   Class Y                                                              NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --
                                                                        NA                   NA                   NA
------------------------------------------------------ -- ----------------- -- ----------------- -- ----------------- --

                                FUND PERFORMANCE

         LINKED PERFORMANCE. Advertisements and other sales literature for the Funds' Class Y shares may include linked performance where there is a performance history of less than five years. That is, in situations where a Fund has a share class with an inception date reflecting a performance history longer than five years, but that same Fund's Class Y shares have an inception date reflecting a shorter performance history, the Fund may advertise Class Y share performance "linked" to the inception date of the older share class. This performance presentation will not be adjusted to reflect actual Class Y share fees and expenses (except that any sales charge imposed on sales of the older share class will not be reflected), and the Fund will (additionally) provide performance based on the Fund's actual Class Y share inception date. Fund prospectuses and annual report(s) will continue to reflect actual share class performance from actual inception dates.

         PERFORMANCE PRESENTATION. Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

         P(1 + T)(n) = ERV

         Where:   P     =   a hypothetical initial payment of $1,000
                  T     =   average annual total return
                  n     =   number of years
                  ERV   =   ending redeemable value at the end of the period of
                            a hypothetical $1,000 payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B and Class C Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

         The Advisor and Distributor have waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's or Distributor's discretion.

         CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

         CTR  =  (ERV-P) 100
                  -----
                     P

         Where:   CTR   =    Cumulative total return;
                  ERV   =    ending redeemable value at the end of the period of
                             a hypothetical $1,000 payment made at the beginning
                             of such period; and
                  P     =    initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         Based on the foregoing, the cumulative and the average annual total returns for each class of the Funds from inception through September 30, 2002, were as set forth below. There are three table-presentations of Fund returns, representing for each Fund and each share class (1) return before taxes, (2) return after taxes on distributions and (3) returns after taxes on distributions and sale of fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. Inception dates of Share Classes are listed in parentheses.

RETURN BEFORE TAXES

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With    Without   With   Without   With    Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge      Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
BALANCED FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                65.61    56.45     6.75    5.97    -9.90   -14.83     0.08   -1.05        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)               -12.35   -14.37    -3.61   -4.24   -10.64   -15.05        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                -8.74   -10.51    -8.60  -10.34   -10.66   -12.46        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -22.54        -   -12.95       -    -9.90        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (3/30/92)               93.19        -     6.47       -    -9.74        -     0.36       -     6.55       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EQUITY INCOME FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/18/92)             100.48    89.50     7.37    6.75   -19.55   -23.99   0.43     -0.69        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               75.15    75.15     7.14    7.14   -20.09   -24.04  -0.23     -0.47        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -18.45   -19.28    -5.42   -5.68   -20.05   -21.62      -         -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -15.63     -      -15.40       -   -19.46        -      -         -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/2/94)                89.24        -     8.13       -   -19.23        -   0.75         -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                50.06    41.78     5.40    4.62   -21.45   -25.76    -4.30   -5.38        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)               -39.52   -41.04   -13.09  -13.71   -22.06   -25.95        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -19.76   -21.36   -19.48  -21.05   -22.06   -23.62        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -46.04        -   -28.47       -   -21.48        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/29/92)              59.81        -     4.92       -   -21.23        -    -4.06       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (3/31/00)              -59.03   -61.28   -30.00  -31.57   -27.08   -31.09        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (12/12/94)              39.36    39.36     4.35    4.35   -27.64   -31.26    -7.13   -7.47        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -25.68   -27.16   -25.32  -26.79   -27.56   -28.99        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -55.38        -   -36.09       -   -27.08        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/2/94)               -25.97        -    -5.71       -   -26.87        -    -6.63       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP VALUE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             249.42   230.25     8.84    8.42  -19.37    -23.81    -4.83   -5.90     7.76    7.15
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               57.80    57.80     5.77    5.77  -19.96    -23.96    -5.52   -5.74        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -30.22   -30.92    -9.36   -9.61  -19.97    -21.56        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -15.87     -      -15.64       -  -19.30         -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                74.71        -     6.66       -  -19.17         -    -4.57       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EQUITY INDEX FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/14/92)             115.07   103.28     8.13    7.51   -20.80   -25.14    -2.18   -3.28        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               82.55    82.55     7.69    7.69   -21.40   -25.32    -2.91   -3.24        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -36.06   -36.72   -11.50  -11.75   -21.38   -22.96        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -17.84        -   -17.58       -   -20.79        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                97.09        -     8.16       -   -20.56        -    -1.92       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP INDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/4/99)               -1.46    -6.86    -.051   -2.42    -5.45   -10.69        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (11/4/99)               -3.39    -5.92    -1.18   -2.08    -6.07   -10.59        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -3.02    -4.89    -2.97   -4.82    -6.22    -8.01        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -19.51        -   -11.12       -    -5.56        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (11/4/99)               -0.80        -    -0.28       -    -5.23        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP INDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/30/98)              -4.06    -9.32    -1.10   -2.57   -11.37   -16.22        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (12/11/00)             -22.76   -26.62   -13.35  -15.78   -12.12   -16.51        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -9.95   -11.78    -9.80  -11.60   -11.81   -13.58        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/30/98)              -4.42        -    -1.20       -   -11.34        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/30/98)              -3.39        -    -0.92       -   -11.18        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/1/95)               271.51   251.14     20.1   19.16   -17.84   -22.34    10.49    9.25        -    -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                86.75    83.82    19.04   18.52   -18.45   -22.52        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -15.62   -17.32   -15.39  -17.07   -18.42   -20.04        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -30.65        -   -18.37       -   -17.84        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/95)               278.47        -    20.42       -   -17.62        -    10.79       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                85.11    74.93     8.30    7.51    -6.64   -11.77    -0.02   -1.15        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                 7.65     5.61     2.08    1.54    -7.36   -11.99        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -4.05    -5.97    -3.99   -5.88    -7.20    -9.06        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -26.07        -   -15.43       -    -6.58        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/28/89)             242.86        -    10.14       -    -6.43        -     0.22       -     8.57       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/23/90)              195.12   178.94     9.09    8.60   -22.74   -27.01    -4.60   -5.68     7.32    6.72
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/31/98)              -25.06   -25.66    -6.72   -6.90   -23.47   -27.30        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -30.43   -31.15    -9.44   -9.69   -23.30   -24.90        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -21.34        -   -21.03       -   -22.74        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/18/97)               -2.31        -    -0.41       -   -22.49        -    -4.34       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP VALUE
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             304.41   282.25     9.92    9.50    -2.41    -7.78    -4.22   -5.30     8.43    7.42
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               57.71    57.71     5.77    5.77    -3.07    -7.90    -4.90   -5.17        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                -2.80    -3.79    -0.77   -1.05    -3.09    -5.03        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                0.76        -     0.74       -    -2.40        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                74.23        -     6.63       -    -2.12        -    -3.97       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP SELECT*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (5/6/92)               147.42   133.86     9.10    8.51    -4.56    -9.83     0.44   -0.69     9.69    9.07
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/6/95)                52.74    52.74     5.76    5.76    -5.23    -9.64    -0.24   -0.50        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -3.06    -4.94    -3.02   -4.87    -5.09    -6.91        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/31/93)              72.14        -     6.41       -    -4.48        -     0.49       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (5/6/92)               153.54        -     9.36       -    -4.19        -     0.74       -     9.96       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (3/16/87)              175.89   160.69     6.75    6.36   -22.07   -26.38    -3.31   -4.40     6.51    5.91
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/31/98)              -15.70   -16.88    -4.02   -4.34   -22.70   -26.57        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -22.36   -23.16    -6.68   -6.94   -22.69   -24.22        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -21.31        -   -21.00       -   -22.07        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/31/98)              -12.12        -    -3.05       -   -22.00        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP VALUE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/1/94)               124.95   112.62    10.44    9.68    -2.19    -7.57    -1.31   -2.42        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (11/24/97)              -2.76    -3.94    -0.57   -0.83    -2.91    -7.06        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                13.55    12.39     3.53    3.24    -2.88    -4.65        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                2.08        -     2.04       -    -2.19        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/94)               129.21        -    10.69       -    -1.83        -    -1.05       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EMERGING MARKETS FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/9/93)              -37.60   -41.02    -5.17   -5.77     5.96     0.16   -10.75  -11.75        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/7/98)               -17.19   -18.85    -4.45   -4.91     5.06     0.06        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -38.75   -39.36   -16.82  -17.13     5.17     3.11        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                8.54        -     8.40       -     5.77        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/31/98)              -13.60        -    -3.46       -     6.10        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERNATIONAL FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (5/2/94)                 9.21     3.22     1.05    0.38   -18.28   -22.76    -3.88   -4.96        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/6/95)                 9.15     9.15     1.16    1.16   -18.94   -22.99    -4.59   -4.87        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -14.68   -16.34   -14.46  -16.10   -18.97   -20.60        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               10.76        -     1.22       -   -18.51        -    -3.95       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                13.20        -     1.47       -   -18.05        -    -3.61       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HEALTH SCIENCES FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/31/96)                4.05    -1.66     0.60   -0.25   -19.61   -24.02    -3.13   -4.22        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (1/31/96)               -0.93    -0.93    -0.14   -0.14   -20.21   -24.20    -3.83   -4.12        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)               -10.86   -11.79    -4.22   -4.59   -20.25   -21.85        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -12.69        -   -12.50       -   -19.61        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/31/96)                5.73        -     0.84       -   -19.44        -    -2.89       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
REAL ESTATE SECURITIES FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (9/29/95)              102.03    90.97    10.56    9.68    10.15     4.12     4.56    3.39        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (9/29/95)               91.31    91.31     9.71    9.71     9.29     4.29     3.79    3.47        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                48.08    46.56    15.88   15.44     9.27     7.21        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               15.40        -    15.14       -    10.04        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (6/30/95)              116.39        -    11.23       -    10.40        -     4.83       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
TECHNOLOGY FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/4/94)                 0.36    -5.14     0.04   -0.62   -32.55   -36.26   -17.31  -18.25        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               -4.31    -4.31    -0.54   -.054   -33.10   -36.45   -17.91  -18.08        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)              -89.53    -89.64   -57.16  -57.32   -33.12   -34.42        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -38.27        -   -37.79       -   -32.55        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                 2.42        -     0.28       -   -32.31        -   -17.05       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
BOND IMMDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                83.46    75.68     8.17    7.57     6.18     1.68     7.10    6.17        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                24.67    21.67     6.35    5.62     5.39     0.39        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                6.14     4.09     6.03    4.02     5.41     3.38        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)              16.34        -     8.76       -     6.20        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/29/89)             173.25        -     8.20       -     6.44        -     7.36       -     7.26       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CORPORATE BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                18.82    13.81     6.69    4.98     1.83    -2.46        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (2/1/00)                16.47    12.64     5.89    4.57     1.07    -3.72        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                16.22    15.07     5.81    5.41     0.98    -0.98        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                2.55        -     2.51       -     1.73        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                19.43        -     6.90       -     2.08        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CORE BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             198.28   185.70     7.68    7.36     5.77     1.32     6.70    5.77     6.48    6.02
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               65.03    65.03     6.36    6.36     5.12     0.12     5.95    5.63        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                20.32    19.16     5.18    4.91     5.02     3.02        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                6.62        -     6.51       -     5.77        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                74.19        -     6.62       -     6.04        -     6.97       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HIGH YIELD BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/30/01)              -12.79   -16.46   -11.85  -15.28    -6.66   -10.60        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/30/01)              -13.26   -17.24   -12.29  -16.01    -7.26   -11.54        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (8/30/01)              -13.36   -15.01   -12.38  -13.92    -7.34    -9.07        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               -8.44        -    -8.31       -    -6.66        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/30/01)              -12.38        -   -11.47       -    -6.33        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE TERM BOND FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                74.78    70.84     7.50    7.18     6.11     3.68     6.80    6.30        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               17.35        -     9.08       -     6.12        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/5/93)                89.25        -     6.77       -     6.29        -     7.04       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SHORT TERM BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/14/92)              71.69    67.82     5.67    5.43     4.59     2.21     6.24    5.76        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                4.81        -     4.73       -     4.61        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                64.90        -     5.95       -     4.85        -     6.34       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HIGH INCOME BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (7/2498)                10.22     5.57     2.35    1.30     3.19    -1.18        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/2498)                 6.93     5.34     1.61    1.25     2.46    -2.31        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                 8.54     7.41     2.26    1.97     2.44     0.53        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                3.01        -     2.96       -     3.26        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/20/98)               11.32        -     2.59       -     3.44        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
U.S. GOVERNMENT MORTGAGE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (6/2/88)               172.32   160.83     7.24    6.92     6.53     2.00     6.49    5.57     6.00    5.54
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (5/11/95)               51.13    51.13     5.75    5.75     5.79     0.79     5.80    5.48        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                5.97     3.93     5.87    3.86     5.78     3.74        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (6/7/94)                68.65        -     6.49       -     6.55        -     6.50       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/91)               119.17        -     6.96       -     6.79        -     6.79       -     6.31       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
ARIZONA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                29.96    24.48    10.34    8.57     8.69     4.05        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                28.67    27.39     9.93    9.52     8.28     6.22        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                30.76        -    10.60       -     8.95        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CALIFORNIA INTERMEDIATE TAX
FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/8/97)                34.41    31.39     5.92    5.45     8.01     5.58     5.88    5.40        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/8/97)                34.71        -     5.96       -     8.05        -     5.95       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CALIFORNIA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                31.96     26.4    10.97    9.20     9.10     4.42        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                30.75    29.46    10.59   10.18     8.69     6.64        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                32.77        -    11.23       -     9.36        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
COLORADO INTERMEDIATE TAX FREE
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/4/94)                65.14    61.44     6.09    5.80     7.56     5.12     5.59    5.12        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                65.16        -     6.09       -     7.83        -     5.59       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
COLORADO TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                32.21    26.63    11.05    9.27     9.72     5.07        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                30.84    29.55    10.62   10.21     9.23     7.17        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                33.22        -    11.37       -    10.07        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
INTERMEDIATE TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             132.76   127.53     5.88    5.72     7.78     5.38     5.61    5.13     5.50    5.26
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                55.37        -     5.22       -     7.95        -     5.65       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MINNESOTA INTERMEDIATE TAX
FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/25/94)               55.36    51.86     5.26    4.98     7.23     4.77     5.43    4.95        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/28/94)               54.95        -     5.23       -     7.31        -     5.44       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MINNESOTA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (7/11/88)              160.31   149.34     6.96    6.64     7.57     3.01     5.69    4.79     6.30    5.84
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                17.88    16.75     4.60    4.32     7.10     5.05        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/97)                34.47        -     5.90       -     7.84        -     5.95       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MISSOURI TAX FREE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (9/28/90               121.24   111.83     6.84    6.45     7.99     3.44     5.57    4.65     5.95    5.49
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                7.76     5.71     7.63    5.61     7.58     5.53        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/15/88)              169.74        -     7.23       -     8.25        -     5.89       -     6.21       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
NEBRASKA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/28/01)               13.98     9.18     8.60    5.69     9.09     4.48        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/28/01)               12.69    11.57     7.82    7.15     8.66     6.61        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/28/01)               14.30        -     8.79       -     9.37        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
OREGON INTERMEDIATE TAX FREE
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/99)                19.85    17.10     5.07    4.41     7.23     4.86        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/8/97)                31.52        -     5.47       -     7.39        -     5.39       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
TAX FREE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (7/11/88)               42.92    36.92     6.27    5.49     8.56     3.93     5.90    4.99        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                8.14     6.08     8.30    6.26     8.44     6.37        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (11/14/96)              44.61        -     6.48       -     8.84        -     6.10       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
OHIO TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A  (4/30/02)               7.42     2.90        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (4/30/02)                7.13     5.08        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/30/02)                7.41        -        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SHORT TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE GOVERNMENT BOND
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP SELECT FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

RETURN AFTER TAXES ON DISTRIBUTIONS

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
BALANCED FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                39.78    32.05     4.43    3.67   -10.63   -15.53    -2.38   -3.49        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)               -18.77   -20.79    -5.64   -6.30   -11.11   -15.52        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -9.23   -11.00   --9.09  -10.83   -11.15   -12.94        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -23.73        -   -13.68       -   -10.60        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (3/30/92)               58.35        -     4.47       -   -10.57        -    -2.21       -     4.49       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EQUITY INCOME FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/18/92)              62.50    53.59     5.09    4.48   -20.15   -24.57    -2.04   -3.14        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               49.68    49.68     5.09    5.09   -20.49   -24.44    -2.54   -2.81        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -24.61   -25.38    -7.43   -7.69   -20.45   -22.02        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/2/94)                57.87        -     5.75       -   -20.00        -    -1.82       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                33.13    25.78     3.77    3.01   -21.50   -25.81    -6.35   -7.40        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)               -41.93   -43.44   -14.07  -14.70   -22.09   -25.98        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -19.81   -21.40   -19.52  -21.10   -22.10   -23.66        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -46.07        -   -28.50       -   -21.54        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/29/92)              41.34        -     3.61       -   -21.30        -    -6.11       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/28/00)              -18.27   -62.34   -18.01  -33.15   -20.88   -25.93        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (12/12/94)              25.80    25.80     2.99    2.99   -27.64   -31.26    -7.85   -8.19        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -25.68   -27.16   -25.32  -26.79   -27.56   -28.99        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -55.38        -   -36.09       -   -27.08        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/18/97)              -28.95        -    -6.46       -   -26.87        -    -7.38       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP VALUE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             165.42   150.87     6.83    6.42   -19.65   -24.07    -7.27   -8.31     5.34    4.75
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               30.69    30.69     3.35    3.35   -20.02   -24.01    -7.86   -8.11        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -33.30   -33.97   -10.47  -10.72   -20.03   -21.62        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -16.17        -   -15.93       -   -19.58        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                40.99        -     4.05       -   -19.53        -    -7.11       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EQUITY INDEX FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/14/92)              94.29    83.64     7.02    6.40   -21.09   -25.41    -3.12   -4.21        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               69.67    69.67     6.72    6.72   -21.46   -25.39    -3.75   -4.09        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -36.98   -37.62   -11.85  -12.10   -21.44   -23.02        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -18.15        -   -17.88       -   -21.08        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                78.47        -     6.92       -   -20.92        -    -2.96       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP INDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/4/99)               -6.11   -11.26    -2.14   -4.02    -6.29   -11.48        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (11/4/99)               -7.53   -10.06    -2.66   -3.58    -6.76   -11.29        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -3.74    -5.64    -3.68   -5.52    -6.92    -8.70        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -20.41        -   -11.66       -    -6.39        -        -       -        -    -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (11/4/99)               -5.73        -    -2.01       -    -6.15        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP INDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/30/98)              -7.37   -12.45    -2.02   -3.48   -11.52   -16.36        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (12/11/00)             -22.77   -26.63   -13.35  -15.78   -12.13   -16.52        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -9.98   -11.80    -9.82  -11.63   -11.83   -13.61        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/30/98)              -7.71        -    -2.12       -   -11.48        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/30/98)              -6.90        -    -1.89       -   -11.40        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/1/95)               162.26   147.88    14.41   13.51   -17.88   -22.38     4.96    3.78        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                49.65    46.73    11.91   11.29   -18.49   -22.56     0.48   -0.18        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -15.66   -17.37   -15.43  -17.11   -18.46   -20.08        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -30.68        -   -18.39       -   -17.88        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/95)               168.20        -    14.76       -   -17.66        -     5.32       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
MID CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                48.16    40.02     5.22    4.45    -6.64   -11.77    -2.92   -4.01        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                -4.74    -6.78    -1.35   -1.94    -7.36   -11.99        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -4.05    -5.97    -3.99   -5.88    -7.20    -9.06        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -26.07        -   -15.43       -    -6.58        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/28/89)             165.74        -     7.96       -    -6.43        -    -2.64       -     6.11       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/23/90)              121.16   109.04     6.59    6.11   -22.74   -27.01    -9.23  -10.25        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/7/98)               -39.90   -40.50   -11.55  -11.77   -23.47   -27.30        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -41.33   -41.94   -13.56  -13.80   -23.30   -24.90        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -21.34        -   -21.03       -   -22.74        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/18/97               -23.60        -    -4.68       -   -22.49        -    -8.93       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP VALUE
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             184.16   168.58     7.32    6.92    -2.67    -8.03    -6.32   -7.37     5.52    4.93
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                -3.20    -4.18    -0.88   -1.16    -3.20    -5.14        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                0.48        -     0.47       -    -2.66        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                36.60        -     3.67       -    -2.44        -    -6.15       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP SELECT*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (5/6/92)                90.43    79.99     6.39    5.81    -5.80   -11.01    -1.64   -2.75     6.86    6.26
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/6/95)
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -4.33    -6.20    -4.26   -6.10    -6.33    -8.14        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/31/93)              41.93        -     4.08       -    -5.73        -    -1.60       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (5/6/92)                95.25        -     6.64       -    -5.40        -    -1.33       -     7.13       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (3/16/87)              108.80    97.29     4.85    4.47   -22.07   -26.38    -5.76   -6.82     3.82    3.24
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/31/98)              -23.54   -24.71    -6.24   -6.58   -22.70   -26.57        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -29.26   -29.99    -9.03   -9.28   -13.09   -13.38        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -21.31        -   -21.00       -   -22.07        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/31/98)              -19.78        -    -5.15       -   -22.00        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP VALUE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/1/94)                81.99    72.01     7.61    6.87    -5.26   -10.47    -3.91   -4.99        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (11/24/97)             -14.01   -15.19    -3.06   -3.34    -6.04   -10.19        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                 4.52     3.45     1.22    0.93    -5.98    -7.72        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               -1.13        -    -1.11       -    -5.26        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/94)                84.76        -     7.81       -    -4.89        -    -3.70       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EMERGING MARKETS FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/9/93)              -37.68   -41.10    -5.18   -5.78     5.96     0.16   -10.76  -11.77        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/31/98)              -17.19   -18.85    -4.45   -4.91     5.06     0.06        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)               -38.75   -39.36   -16.82  -17.13     5.17     3.11        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                8.41        -     8.27       -     5.64        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/7/98)               -13.71        -    -3.49       -     5.96        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERNATIONAL FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (5/2/94)                -2.74    -8.07    -0.33   -1.00   -18.28   -22.76    -5.84   -6.90        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/6/95)                -2.56    -2.56    -0.34   -0.34   -18.94   -22.99    -6.52   -6.82        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -14.68   -16.34   -14.46  -16.10   -18.97   -20.60
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (4/24/94)               -1.38        -    -0.17       -   -18.51        -    -5.92       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                 1.78        -     0.21       -   -18.05        -    -5.39       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HEALTH SCIENCES FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/31/96)               -3.33    -8.63    -0.51   -1.34   -19.61   -24.02    -4.45   -5.52        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (1/31/96)               -8.01    -8.01    -1.25   -1.25   -20.21   -24.20    -5.15   -5.47        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)               -13.45   -14.32    -5.28   -5.64   -20.25   -21.85        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -12.69        -   -12.50       -   -19.61        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/31/96)               -1.97        -    -0.30       -   -19.44        -    -4.24       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
REAL ESTATE SECURITIES FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (9/29/95)               70.98    61.64     7.96    7.10     7.87     1.96     2.03    0.89        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (9/29/95)               65.25    65.25     7.44    7.44     7.27     2.27     1.61    1.27        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                40.05    38.61    13.48   13.04     7.26     5.21        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               13.03        -    12.80       -     7.78        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (6/30/95)               81.54        -     8.57       -     8.05        -     2.26       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
TECHNOLOGY FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/4/94)               -21.69   -25.98    -2.84   -3.48   -32.55   -36.26   -19.90  -20.81        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)              -26.04   -26.04    -3.64   -3.64   -33.10   -36.45   -20.69  -20.69        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)              -90.06    -90.16   -57.98  -58.14   -33.12   -34.42        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -38.27        -   -37.79       -   -32.55        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)               -19.90        -    -2.58       -   -32.31        -   -19.61       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
BOND IMMDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                53.01    46.53     5.66    5.07     3.84    -0.55     4.64    3.74        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                15.77    12.77     4.17    3.41     3.36    -1.64        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                4.04     2.01     3.97    1.98     3.33     1.32        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)              11.72        -     6.34       -     3.85        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/29/89)             100.39        -     5.60       -     4.00        -     4.80       -     4.61       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CORPORATE BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                 9.33     4.72     3.41    1.75    -0.51    -4.69        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (2/1/00)                 7.87     4.04     2.88    1.50    -0.96    -5.76        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                 7.65     6.58     2.81    2.42    -1.06    -2.99        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                0.20        -     0.19       -    -0.61        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/01)                 9.63        -     3.51       -    -0.36        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CORE BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             112.72   103.75     5.24    4.93     3.78    -0.59     4.38    3.47     4.02    3.57
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               39.69    39.69     4.20    4.20     3.42    -1.58     3.92    3.58        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                12.24    11.16     3.21    2.93     3.33     1.35        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                4.61        -     4.54       -     3.78        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                41.78        -     4.12       -     3.94        -     4.56       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HIGH YIELD BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/30/01)              -15.53   -19.09   -14.40  -17.73    -9.43   -13.25        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/30/01)              -15.78   -19.77   -14.64  -18.37    -9.80   -14.08        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (8/30/01)              -15.85   -17.47   -14.70  -16.22    -9.84   -11.56        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -11.15        -   -10.98       -    -9.43        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/30/01)              -15.20        -   -14.09       -    -9.17        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE TERM BOND FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                47.42    44.11     5.15    4.84     4.09     1.71     4.50    4.02        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
  Class S (9/24/01)                12.80        -     6.76       -     4.09        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/5/93)                51.80        -     4.38       -     4.20        -     4.65       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SHORT TERM BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/14/92)              40.38    37.23     3.52    3.28     2.90     0.55     4.03    3.56        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
  Class S (9/24/01)                 3.11        -     3.06       -     2.91        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                36.93        -     3.70       -     3.10        -     4.10       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HIGH INCOME BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (7/24/98)               -2.84    -6.94    -0.69   -1.70     0.08    -4.15        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/24/98)               -4.76    -6.35    -1.16   -1.56    -0.36    -5.13        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                -2.21    -3.22    -0.61   -0.89    -0.37    -2.26        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                0.22        -     0.22       -     0.46        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/24/98)               -2.25        -    -0.54       -     0.23        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
U.S. GOVERNMENT MORTGAGE
FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (6/2/88)                99.03    90.64     4.92    4.61     4.50     0.05     4.37    3.47     3.68    3.23
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (5/11/95)               31.34    31.34     3.76    3.76     4.05    -0.95     3.92    3.52        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                4.16     2.14     4.09    2.10     3.97     1.95        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (6/7/94)                40.60        -     4.18       -     4.51        -     4.32       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/91)                67.16        -     4.50       -     4.66        -     4.49       -     3.82       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
ARIZONA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                29.86    24.38    10.31    8.54     8.60     3.97        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                28.57    27.29     9.90    9.49     8.20     6.13        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                30.67        -    10.57       -     8.87        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CALIFORNIA INTERMEDIATE TAX
FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/8/97)                34.30    31.27     5.90    5.43     8.00     5.57     5.86    5.38        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/8/97)                34.60        -     5.94       -     8.04        -     5.93       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CALIFORNIA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                31.74    26.19    10.91    9.13     8.92     4.25        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                30.54    29.25    10.52   10.11     8.51     6.46        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                32.55        -    11.16       -     9.18        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
COLORADO INTERMEDIATE TAX FREE
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/4/94)                64.41    60.71     6.03    5.75     7.54     5.11     5.56    5.09        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                64.42        -     6.03       -     7.81        -     5.57       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
COLORADO TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                31.74    26.19    10.91    9.13     8.92     4.25        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                30.63    29.34    10.55   10.14     9.06     7.00        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                32.55        -    11.16       -     9.18        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             130.45   125.28     5.81    5.65     7.78     5.37     5.55    5.07     5.39    5.16
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                54.24        -     5.14       -     7.94        -     5.58       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MINNESOTA INTERMEDIATE TAX
FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/25/94)               54.71    51.23     5.21    4.93     7.17     4.71     5.38    4.91        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/25/94)               54.31        -     5.18       -     7.25        -     5.39       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MINNESOTA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (7/11/98)              157.16   146.32     6.87    6.54     7.53     2.97     5.62    4.72     6.17    5.71
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                17.84    16.71     4.56    4.31     6.72     6.35        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/97)                34.01        -     5.83       -     7.81        -     5.88       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MISSOURI TAX FREE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (9/28/90)              119.19   109.86     6.75    6.37     7.92     3.37     5.54    4.62     5.90    5.44
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                7.69     5.64     7.56    5.54     7.51     5.45        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/15/88)              166.83        -     7.15       -     8.17        -     5.84       -     6.14       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
NEBRASKA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/28/01)               13.98     9.18     8.60    5.69     9.09     4.48        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/28/01)               12.69    11.57     7.82    7.15     8.66     6.61        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/28/01)               14.30        -     8.79       -     9.37        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
OREGON INTERMEDIATE TAX FREE
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/8/97)                19.84    17.08     5.07    4.40     7.22     4.85        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/8/97)                31.36        -     5.44       -     7.38        -     5.36       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
TAX FREE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/14/96)              40.75    34.82     5.99    5.22     8.56     3.93     5.57    4.66        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                8.43     6.37     8.29    6.26     8.14     6.08     -          -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (11/14/96)              42.43        -     6.20       -     8.84        -     5.77       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
OHIO TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A  (4/30/02)               7.40     2.88        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (4/30/02)                7.12     5.07        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/30/02)                7.40        -        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SHORT TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE GOVERNMENT BOND
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP SELECT FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------


RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- --------- ------- --------- ------ --------- ------- --------- ------ --------- ------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales   Charge    Sales  Charge    Sales   Charge    Sales  Charge    Sales  Charge
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
BALANCED FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/5/95)                44.32    37.45     4.86    4.20    -6.02    -9.05    -0.53   -1.42        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)               -11.17   -12.79    -3.25   -3.75    -6.50    -9.20        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -7.19    -8.60    -7.08   -8.47    -6.51    -7.62        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -18.52        -   -10.53       -    -6.03        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (3/30/92)               61.99        -     4.70       -    -5.92        -    -0.37       -     4.74       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EQUITY INCOME FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/18/92)              69.38    61.19     5.53    5.00   -11.91   -14.65     0.21   -0.68        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               55.56    55.56     5.59    5.59   -12.27   -14.69    -0.29   -0.49        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -14.32   -14.99    -4.13   -4.34   -12.25   -13.21        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -12.72        -   -12.53       -   -11.86        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/2/94)                64.28        -     6.27       -   -11.76        -     0.42       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                41.10    34.41     4.56    3.90   -13.16   -15.80    -3.19   -4.02        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)               -30.58   -31.80    -9.69  -10.13   -13.54   -15.93        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -15.82   -17.10   -15.59  -16.85   -13.53   -14.49        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -36.84        -   -22.09       -   -13.18        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/29/92)              48.42        -     4.13       -   -13.02        -    -3.03       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (3/31/00)              -47.00   -48.81   -22.42  -23.49   -16.62   -19.09        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (12/12/94)              26.66    26.66     3.08    3.08   -16.97   -19.19    -5.62   -5.87        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -20.54   -21.73   -20.25  -21.42   -16.92   -17.80        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -44.30        -   -27.72       -   -16.62        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/18/97)              -21.26        -    -4.56       -   -16.50        -    -5.26       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP VALUE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             175.68   161.67     7.10    6.73   -11.85   -14.58    -3.65   -4.47     6.07    5.54
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               43.21    43.21     4.52    4.52   -12.25   -14.70    -4.18   -4.34        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -23.08   -23.65    -6.92   -7.11   -12.26   -13.23        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -12.80        -   -12.61       -   -11.81        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                53.90        -     5.11       -   -11.72        -    -3.50       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EQUITY INDEX FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/14/92)              85.81    76.72     6.53    5.99   -12.73   -15.40    -1.72   -2.58        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               63.06    63.06     6.20    6.20   -13.13   -15.54    -2.33   -2.59        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -28.57   -29.09    -8.78   -8.96   -13.12   -14.09        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -14.38        -   -14.16       -   -12.72        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                72.46        -     6.50       -   -12.57        -    -1.55       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP INDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/4/99)               -2.60    -6.84    -0.90   -2.41    -2.51    -5.77        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (11/4/99)               -3.92    -5.94    -1.37   -2.09    -2.90    -5.67        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -2.22    -3.73    -2.19   -3.67    -2.99    -4.09        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (11/27/00)             -15.58        -    -8.79       -    -2.57        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (11/4/99)               -2.20        -    -0.76       -    -2.36        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP INDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/30/98)              -4.15    -8.31    -1.12   -2.29    -6.96    -9.93        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (12/11/00)             -18.21   -21.30   -10.55  -12.44    -7.44   -10.14        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -7.97    -9.43    -7.85   -9.29    -7.25    -8.34        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/30/98)              -6.94        -    -1.20       -    -0.95        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/30/98)              -3.70        -    -1.00       -    -6.83        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/1/95)               162.52   149.23    14.42   13.59   -10.94   -13.71     6.30    5.28        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                55.02    52.68    13.01   12.53   -11.32   -13.82        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -12.51   -13.87   -12.32  -13.66   -11.30   -12.29        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -24.53        -   -14.45       -   -10.94        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/95)               167.22        -    14.70       -   -10.81        -     6.56       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP GROWTH
OPPORTUNITIES FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                56.06    48.58     5.93    5.26    -4.07    -7.23    -0.68   -1.56        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                 3.15     1.51     0.87    0.42    -4.52    -7.36        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -3.24    -4.78    -3.19   -4.70    -4.42    -5.56        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)             -20.86        -   -12.17       -    -4.04        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/28/89)             165.79        -     7.97       -    -3.95        -    -0.49       -     6.41       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/23/90)              164.20   150.82     8.12    7.67   -13.96   -16.59    -3.04   -3.88     6.52    5.98
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/7/98)               -16.84   -17.32    -4.35   -4.48   -14.41   -16.76        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -20.71   -21.34    -6.15   -6.35   -14.31   -15.29        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -17.07        -   -16.82       -   -13.96        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/18/97)                1.00        -     0.18       -   -13.81        -    -2.87       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MID CAP VALUE
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             182.11   167.74     7.27    6.89    -1.45    -4.75    -3.96   -4.78     5.74    5.21
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               32.56    32.56     3.53    3.53    -1.87    -4.84    -4.59   -4.80        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                -2.42    -3.21    -0.67   -0.89    -1.89    -3.08        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                0.49        -     0.48       -    -1.44        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                42.59        -     4.19       -    -1.27        -    -3.82       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP SELECT*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (5/6/92)                92.41    82.96     6.49    5.98    -1.27    -4.59     0.00   -0.89     6.95    6.41
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/6/95)                34.95    34.95     4.04    4.04    -1.58    -4.29    -0.54   -0.74        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)               -2.06    -3.57    -2.03   -3.51    -1.59    -2.72        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/31/93)              46.38        -     4.45       -    -1.22        -     0.04       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (5/6/92)                96.34        -     6.70       -    -1.08        -     0.23       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP GROWTH FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (3/16/87)              125.24   113.92     5.36    5.01   -13.55   -16.20    -2.41   -3.26     4.96    4.44
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/31/98)              -11.56   -12.50    -2.90   -3.15   -13.94   -16.31        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)               -16.99   -17.64    -4.96   -5.16   -13.93   -14.87        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -17.05        -   -16.79       -   -13.55        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/31/98)               -8.85        -    -2.20       -   -13.51        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SMALL CAP VALUE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/1/94)                82.48    73.63     7.65    6.99     1.23    -2.22    -1.75   -2.61        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (9/24/97)               -4.47    -5.42    -0.94   -1.14     0.87    -1.68        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                 9.34     8.42     2.47    2.23     0.87    -0.25        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                1.67        -     1.64       -     1.23        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/94)                84.75        -     7.81       -     1.43        -    -1.58       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
EMERGING MARKETS FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/9/93)              -30.11   -32.85    -3.95   -4.38     3.66     0.10    -8.17   -8.88        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/7/98)               -13.75   -15.08    -3.50   -3.86     3.11     0.04        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)               -31.00   -31.49   -13.01  -13.24    -3.18    -1.91        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                6.77        -     6.66       -     3.55        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/7/98)               -10.93        -    -2.75       -     3.75        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERNATIONAL FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (5/2/94)                 4.70     0.06     0.55    0.01   -11.23   -13.98    -3.40   -4.23        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/6/95)                 4.97     4.97     0.64    0.64   -11.63   -14.11    -3.90   -4.12        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)              -11.74   -13.07   -11.57  -12.87   -11.65   -12.65        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (4/24/94)                5.92        -     0.68       -   -11.36        -    -3.45       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                 8.93        -     1.01       -   -11.08        -    -3.00       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HEALTH SCIENCES FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/31/96)                1.94    -2.55     0.29   -0.39   -12.04   -14.75    -2.66   -3.50        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (1/31/96)               -1.84    -1.84    -0.28   -0.28   -12.41   -14.86    -3.17   -3.40        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                -8.71    -9.43    -3.36   -3.65   -12.43   -13.41        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -10.15        -   -10.00       -   -12.04        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/31/96)                3.11        -     0.46       -   -11.93        -    -.250       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
REAL ESTATE SECURITIES FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (9/29/95)               63.87    56.01     7.31    6.56     6.21     2.51     2.29    1.35        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (9/29/95)               58.49    58.49     6.80    6.80     5.69     2.62     1.89    1.62        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                34.23    33.05    11.69   11.32     5.68     4.41        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               11.17        -    10.98       -     6.15        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (6/30/95)               73.25        -     7.87       -     6.36        -     2.51       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
TECHNOLOGY FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/4/94)                28.06    22.14     2.96    2.38   -19.98   -22.26    -8.78   -9.48        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               25.81    25.81     2.87    2.87   -20.32   -22.38    -9.00   -9.09        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)               -69.78   -69.88   -36.20  -36.28   -20.34   -21.13        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)              -30.62        -   -30.21       -   -19.98        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                29.42        -     3.08       -   -19.84        -    -8.67       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
BOND IMMDEX FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                49.52    44.04     5.35    4.84     3.72     0.97     4.46    3.70        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (3/1/99)                15.04    12.64     3.99    3.38     3.26     0.19        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                3.85     2.24     3.79    2.20     3.26     2.02        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (12/11/00)              10.71        -     5.80       -     3.73        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (12/29/89)              95.81        -     5.41       -     3.88        -     4.61       -     4.50       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CORPORATE BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                10.24     6.44     3.73    2.37     1.10    -1.53        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (2/1/00)                 8.84     5.78     3.23    2.13     0.64    -2.30        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                 8.66     7.78     3.17    2.85     0.58    -0.62        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                0.90        -     0.89       -     1.04        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                10.57        -     3.85       -     1.25        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CORE BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             108.50   100.55     5.10    4.82     3.48     0.75     4.20    3.45     3.95    3.56
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/15/94)               37.78    37.78     4.02    4.02     3.09     0.02     3.75    3.47        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                11.96    11.07     3.13    2.91     3.03     1.81        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                4.28        -     4.21       -     3.49        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                40.77        -     4.03       -     3.64        -     4.38       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HIGH YIELD BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/30/01)              -11.41   -14.30   -10.56  -13.26    -3.98    -6.40        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (8/30/01)              -11.69   -14.88   -10.82  -13.80    -4.35    -6.95        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (8/30/01)              -11.75   -13.06   -10.88  -12.10    -4.40    -5.46        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               -7.91        -    -7.79       -    -3.98        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/30/01)              -11.12        -   -10.29       -    -3.77        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE TERM BOND FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/9/95)                44.38    41.58     4.87    4.61     3.69     2.20     4.29    3.89        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)               11.56        -     6.12       -     3.69        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/5/93)                49.69        -     4.23       -     3.79        -     4.44       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SHORT TERM BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/14/92)              39.51    36.83     3.46    3.25     2.78     1.31     3.89    3.49        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
  Class S (9/24/01)                 3.00        -     2.95       -     2.79        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                36.09        -     3.63       -     2.93        -     3.95       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
HIGH INCOME BOND FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (7/24/98)                1.61    -1.83     0.38   -0.44     1.99    -0.69        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (7/24/98)               -0.28    -1.55    -0.07   -0.37     1.54    -1.38        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                 1.51     0.67     0.41    0.18     1.54     0.36        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (9/24/01)                1.13        -     1.11       -     2.04        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/24/98)                2.22        -     0.53       -     2.14        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
U.S. GOVERNMENT MORTGAGE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (6/2/88)                95.68    88.27     4.80    4.51     3.95     1.17     4.16    3.41     3.64    3.25
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (5/11/95)               29.92    29.92     3.61    3.61     3.50     0.43     3.70    3.42        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                3.87     2.25     3.80    2.22     3.50     2.24        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (6/7/94)                38.99        -     4.04       -     3.96        -     4.11       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/91)                65.16        -     4.40       -     4.11        -     4.28       -     3.78       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
ARIZONA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                26.80    22.30     9.33    7.85     7.05     4.13        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                25.55    24.51     8.92    8.58     6.65     5.37        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                27.60        -     9.58       -     7.31        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CALIFORNIA INTERMEDIATE
TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (8/8/97)                32.34    29.81     5.60    5.20     6.49     4.96     5.56    5.16        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/8/97)                32.61        -     5.64       -     6.57        -     5.62       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
CALIFORNIA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                28.22    23.66     9.79    8.30     7.24     4.30        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                27.02    25.97     9.40    9.05     6.84     5.57        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                29.02        -    10.04       -     7.50        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
COLORADO INTERMEDIATE TAX
FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (4/4/94)                61.53    58.34     5.81    5.56     6.31     4.78     5.36    4.96        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/4/94)                61.58        -     5.81       -     6.54        -     5.37       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
COLORADO TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/00)                28.39    23.82     9.84    8.35     7.50     4.59        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/00)                27.11    26.05     9.43    9.08     7.07     5.79        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/1/00)                29.34        -    10.14       -     7.81        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (12/22/87)             126.01   121.38     5.67    5.53     6.32     4.81     5.34    4.94     5.25    5.04
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/4/94)                52.80        -     5.02       -     6.48        -     5.38       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MINNESOTA INTERMEDIATE TAX
FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/25/94)               53.12    50.12     5.08    4.84     5.99     4.44     5.20    4.80        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/25/94)               52.85        -     5.06       -     6.10        -     5.22       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MINNESOTA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (7/11/98)              152.68   142.87     6.73    6.44     6.33     3.45     5.51    4.75     6.07    5.66
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                17.68    16.77     4.55    4.33     5.89     4.62        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/1/97)                33.34        -     5.73       -     6.59        -     5.77       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
MISSOURI TAX FREE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (9/28/90)              113.43   105.20     6.52    6.17     6.50     3.64     5.32    4.54     5.70    5.30
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (9/24/01)                6.91     5.26     6.79    5.17     6.13     4.86        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (7/15/88)              159.22        -     6.93       -     6.75        -     5.60       -     5.95       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
NEBRASKA TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/28/01)               12.47     8.58     7.69    5.32     7.13     4.23        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/28/01)               11.33    10.43     7.00    6.45     6.73     5.46        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (2/28/01)               12.81        -     7.89       -     7.40        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
OREGON INTERMEDIATE TAX FREE
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (2/1/99)               191.11    16.83     4.89    4.34     5.99     4.50        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (8/8/97)                30.09        -     5.25       -     6.15        -     5.17       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
TAX FREE FUND*
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (11/14/96)              39.14    34.12     5.78    5.12     6.91     3.99     5.41    4.64        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (2/1/99)                 7.51     5.85     7.38    5.75     6.53     5.24        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (11/14/96)              40.84        -     6.00       -     7.18        -     5.61       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
OHIO TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A  (4/30/02)               5.15     2.34        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (4/30/02)                4.91     3.65        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (4/30/02)                5.19        -        -       -        -        -        -       -        -       -
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
SHORT TAX FREE FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
INTERMEDIATE GOVERNMENT BOND
FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (10/25/02)                 --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                     Cumulative     Average Annual    Average Annual   Average Annual   Average Annual
                                  Since Inception   Since Inception      One Year         Five Year         Ten Year
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                  Without   With   Without   With   Without    With   Without   With   Without   With
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                   Sales Charge     Sales Charge     Sales Charge      Sales Charge     Sales Charge
-------------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
                                       %        %        %       %        %        %        %       %        %       %
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
LARGE CAP SELECT FUND
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class A (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class B (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class C (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class S (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------
   Class Y (1/31/03)                  --       --       --      --       --       --       --      --       --      --
-------------------------------- -------- -------- -------- ------- -------- -------- -------- ------- -------- -------

         * Firstar Balanced Fund is the accounting survivor of the reorganization transaction with First American Balanced Fund, consummated on September 24, 2001. Firstar Large Cap Core Fund is the accounting survivor of the reorganization transaction with First American Large Cap Growth Opportunities Fund, consummated on September 24, 2001. Firstar Mid Cap Index Fund is the accounting survivor of the reorganization transaction with First American Mid Cap Index Fund, consummated on September 24, 2001. Firstar Small Cap Index Fund is the accounting survivor of the reorganization transaction with First American Small Cap Index Fund, consummated on September 24, 2001. Firstar Micro Cap Fund is the accounting survivor of the reorganization transaction with First American Small Cap Growth Opportunities Fund, consummated on September 24, 2001. Firstar Mid Cap Core Fund is the accounting survivor of the reorganization transaction with First American Mid Cap Growth Opportunities Fund, consummated on September 24, 2001. Firstar Small Cap Core Fund is the accounting survivor of the reorganization transaction with First American Small Cap Select Fund, consummated on September 24, 2001. Piper Small Company Growth Fund is the accounting survivor of a reorganization transaction with Small Cap Growth Fund which commenced operations on July 31, 1998. Effective September 12, 1996, shareholders of Piper Small Company Growth Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change, the fund's investment policies were revised accordingly. Firstar International Growth Fund is the accounting survivor of the reorganization transaction with First American International Fund, consummated on September 24, 2001. Firstar Bond IMMDEX Fund is the accounting survivor of the reorganization transaction with First American Bond IMMDEX Fund, consummated on September 24, 2001. Firstar Intermediate Bond Fund is the accounting survivor of the reorganization transaction with First American Intermediate Term Bond Fund, consummated on September 24, 2001. Firstar U.S. Government Securities Fund is the accounting survivor of the reorganization transaction with First American U.S. Government Mortgage Fund, consummated on September 24, 2001. Firstar Missouri Tax Exempt Bond Fund is the accounting survivor of the reorganization transaction with First American Missouri Tax Free Fund, consummated on September 24, 2001. Firstar National Municipal Bond Fund is the accounting survivor of the reorganization transaction with First American Tax Free Fund, consummated on September 24, 2001.


         YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

         YIELD  =  2[(a-b + 1)(6) - 1]
                      ---
                      cd

         Where:  a   =   dividends and interest earned during the period;
                 b   =   expenses accrued for the period (net of
                         reimbursements);
                 c   =   the average daily number of shares outstanding during
                         the period that were entitled to receive dividends; and
                 d   =   the maximum offering price per share on the last day of
                         the period.

         Based upon the 30-day period ended September 30, 2002, the yields for the Class A, Class B, Class C, Class S and Class Y Shares of the Funds were as set forth below.

                                       CLASS A           CLASS B           CLASS C           CLASS S           CLASS Y
Balanced Fund                           1.68               .90               .90              1.69              1.94
Equity Income Fund                      1.96              1.21              1.21              1.96              2.22
Large Cap Growth Opportunities Fund        -                 -                 -                 -                 -
Large Cap Growth Fund                      -                 -                 -                 -                 -
Large Cap Value Fund                    1.58               .83               .83              1.58              1.83
Equity Index Fund                          -                 -                 -                 -                 -
Mid Cap Index Fund                         -                 -                 -                 -                 -

Small Cap Index Fund                       -                 -                 -                 -                 -
Small Cap Growth Opportunities Fund        -                 -                 -                 -                 -
Mid Cap Growth Opportunities Fund          -                 -                 -                 -                 -
Mid Cap Growth Fund                        -                 -                 -                 -                 -
Mid Cap Value Fund                         -                 -                 -                 -                 -
Small Cap Select Fund                      -                 -                 -                 -                 -
Small Cap Growth Fund                      -                 -                 -                 -                 -
Small Cap Value Fund                       -                 -                 -                 -                 -
Emerging Markets Fund                      -                 -                 -                 -                 -
International Fund                         -                 -                 -                 -                 -
Health Sciences Fund                       -                 -                 -                 -                 -
Real Estate Securities Fund             5.16              4.39              4.42              5.16              5.41
Technology Fund                            -                 -                 -                 -                 -
Bond IMMDEX Fund                        4.56              3.82              3.83              4.56              4.80
Corporate Bond Fund                     5.70              4.97              4.98              5.71              5.96
Core Bond Fund                          3.83              3.07              3.07              3.82              4.07
High Yield Bond Fund                    9.72              8.92              8.92              9.72              9.95
Intermediate Term Bond Fund             3.61                 -                 -              3.72              3.75
Short Term Bond Fund                    2.77                 -                 -              2.77              2.92
High Income Bond Fund                   8.68              7.93              7.93              8.65              8.94
U.S. Government Mortgage Fund           4.26              3.51              3.54              4.28              4.52
Arizona Tax Free Fund                   3.56                 -              3.16                 -              3.80
California Intermediate Tax Free Fund   2.46                 -                 -                 -              2.61
California Tax Free Fund                3.65                 -              3.26                 -              3.90
Colorado Intermediate Tax Free Fund     2.50                 -                 -                 -              2.66
Colorado Tax Free Fund                  3.63                 -              3.24                 -              3.88
Intermediate Tax Free Fund              2.85                 -                 -                 -              3.01
Minnesota Intermediate Tax Free Fund    2.64                 -                 -                 -              2.81
Minnesota Tax Free Fund                 3.51                 -              3.13                 -              3.77
Missouri Tax Free Fund                  3.06                 -              2.60                 -              3.30
Nebraska Tax Free Fund                  3.49                 -              3.12                 -              3.74
Oregon Intermediate Tax Free Fund       2.48                 -                 -                 -              2.63
Tax Free Fund                           3.34                 -              2.96                 -              3.59
Ohio Tax Free Fund                      3.18                 -              2.74                 -              3.43
Short Tax Free Fund                       NA                NA                NA                NA                NA
Intermediate Government Bond Fund         NA                NA                NA                NA                NA
Large Cap Select Fund                     NA                NA                NA                NA                NA

----------------------------------------------
--   No yield as there was no dividend was paid in preceding 30 days.

         TAX-EXEMPT VS. TAXABLE INCOME. The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and Arizona income taxes; (iii) exempt from both federal and California income taxes; (iv) exempt from both federal and Colorado income taxes; (v) exempt from both federal and Minnesota income taxes; (vi) exempt from both federal and Missouri income taxes;
(vii) exempt from both federal and Nebraska income taxes; (viii) exempt from both federal and Oregon income taxes, and (ix) exempt from both federal and Ohio income taxes, under selected income tax brackets scheduled to be in effect in 2003. All of the tables assume that the investor is subject to a 27%, 30%, 35%, or 38.6% federal income tax rate in 2003. Furthermore, the combined federal/Arizona rates assume that the investor is subject to, respectively,
(a) a 27% federal rate and a 4.72% Arizona rate, (b) a 30% federal rate and a 5.04% Arizona income tax rate, (c) a 35% federal rate and a 5.04% Arizona rate, and (d) a 38.6% federal rate and a 5.04% Arizona rate. The combined federal/California rates assume that the investor is subject to the maximum
9.3% marginal California income tax rate. The federal/Colorado rates assume that the investor is subject to the maximum 4.63% Colorado income tax rate. The combined federal/Minnesota rates assume that the investor is subject to, respectively, (a) a 27% federal rate and a 7.05% Minnesota rate, (b) a 30% federal rate and a 7.85% Minnesota rate, (c) a 35% federal rate and a 7.85% Minnesota rate, and (d) a 38.6% federal rate and a 7.85% Minnesota income tax rate. The combined federal/Missouri rates assume that the investor is subject to the maximum 6% Missouri income tax rate. The combined federal/Nebraska rates assume that the investor is subject to the maximum 6.68% Nebraska income tax rate. The combined federal/Oregon rates assume that the investor is subject to the maximum 9% Oregon income tax rate. The combined federal/Ohio rates assume that the investor is subject to, respectively, (a) a 27% federal rate and a 5.943% Ohio rate, (b) a 30% federal rate and a 6.9% Ohio rate, (c) a 35% federal rate and a 7.5% Ohio rate, and (d) a 38.6% federal rate and a 7.5% Ohio rate.

                                 FEDERAL TAX RATE                                   ARIZONA & FEDERAL COMBINED RATE
     TAX              27.00%         30.00%      35.00%       38.60%           30.50%       33.50%     38.30%      41.70%
    EXEMPT
    YIELDS                     TAX EQUIVALENT YIELDS                                 TAX EQUIVALENT YIELDS
          3.0%         4.11%          4.29%       4.62%        4.89%            4.32%        4.51%      4.86%       5.15%
          3.5%         4.79%          5.00%       5.38%        5.70%            5.04%        5.26%      5.67%       6.00%
          4.0%         5.48%          5.71%       6.15%        6.51%            5.76%        6.02%      6.48%       6.86%
          4.5%         6.16%          6.43%       6.92%        7.33%            6.47%        6.77%      7.29%       7.72%
          5.0%         6.85%          7.14%       7.69%        8.14%            7.19%        7.52%      8.10%       8.58%
          5.5%         7.53%          7.86%       8.46%        8.96%            7.91%        8.27%      8.91%       9.43%
          6.0%         8.22%          8.57%       9.23%        9.77%            8.63%        9.02%      9.72%      10.29%
          6.5%         8.90%          9.29%      10.00%       10.59%            9.35%        9.77%     10.53%      11.15%

                        CALIFORNIA & FEDERAL COMBINED RATE                     MISSOURI & FEDERAL COMBINED RATE
     TAX              33.80%         36.50%      41.00%       44.30%           31.40%      34.20%       38.90%   42.30%
    EXEMPT
    YIELDS                     TAX EQUIVALENT YIELDS                                 TAX EQUIVALENT YIELDS

          3.0%         4.53%          4.72%       5.08%       5..39%            4.37%       4.56%        4.91%    5.20%
          3.5%         5.29%          5.51%       5.93%        6.28%            5.10%       5.32%        5.73%    6.07%
          4.0%         6.04%          6.30%       6.78%        7.18%            5.83%       6.08%        6.55%    6.93%
          4.5%         6.80%          7.09%       7.63%        8.08%            6.56%       6.84%        7.36%    7.80%
          5.0%         7.55%          7.87%       8.47%        8.98%            7.29%       7.60%        8.18%    8.67%
          5.5%         8.31%          8.66%       9.32%        9.87%            8.02%       8.36%        9.00%    9.53%
          6.0%         9.06%          9.45%      10.17%       10.77%            8.75%       9.12%        9.82%   10.40%
          6.5%         9.82%         10.24%      11.02%       11.67%            9.48%       9.88%       10.64%   11.27%

                         MINNESOTA & FEDERAL COMBINED RATE                     COLORADO & FEDERAL COMBINED RATE
     TAX              31.50%         35.50%      40.10%       43.40%           30.40%      33.20%       38.00%   41.40%
    EXEMPT
    YIELDS                     TAX EQUIVALENT YIELDS                                 TAX EQUIVALENT YIELDS

          3.0%         4.38%          4.65%       5.01%        5.30%            4.31%       4.49%        4.84%    5.12%
          3.5%         5.11%          5.43%       5.84%        6.18%            5.03%       5.24%        5.65%    5.97%
          4.0%         5.84%          6.20%       6.68%        7.07%            5.75%       5.99%        6.45%    6.83%
          4.5%         6.57%          6.98%       7.51%        7.95%            6.47%       6.74%        7.26%    7.68%
          5.0%         7.30%          7.75%       8.35%        8.83%            7.18%       7.49%        8.06%    8.53%
          5.5%         8.03%          8.53%       9.18%        9.72%            7.90%       8.23%        8.87%    9.39%
          6.0%         8.76%          9.30%      10.02%       10.60%            8.62%       8.98%        9.68%   10.24%
          6.5%         9.49%         10.08%      10.85%       11.48%            9.34%       9.73%       10.48%   11.09%

                         NEBRASKA & FEDERAL COMBINED RATE                       OREGON & FEDERAL COMBINED RATE
     TAX              31.90%         34.70%      39.30%       42.70%           33.60%      36.30%       40.90%   44.10%
    EXEMPT
    YIELDS                     TAX EQUIVALENT YIELDS                                 TAX EQUIVALENT YIELDS

          3.0%         4.41%          4.59%       4.94%        5.24%            4.52%       4.71%        5.08%    5.37%
          3.5%         5.14%          5.36%       5.77%        6.11%            5.27%       5.49%        5.92%    6.26%
          4.0%         5.87%          6.13%       6.59%        6.98%            6.02%       6.28%        6.77%    7.16%
          4.5%         6.61%          6.89%       7.41%        7.85%            6.78%       7.06%        7.61%    8.05%
          5.0%         7.34%          7.66%       8.24%        8.73%            7.53%       7.85%        8.46%    8.94%
          5.5%         8.08%          8.42%       9.06%        9.60%            8.28%       8.63%        9.31%    9.84%
          6.0%         8.81%          9.19%       9.88%       10.47%            9.04%       9.42%       10.15%   10.73%
          6.5%         9.54%          9.95%      10.71%       11.34%            9.79%      10.20%       11.00%   11.63%

                                        OHIO & FEDERAL COMBINED RATE
     TAX              31.30%         34.80%      39.90%       43.20%
    EXEMPT
    YIELDS                     TAX EQUIVALENT YIELDS
          3.0%         4.37%          4.60%       4.99%        5.28%
          3.5%         5.09%          5.37%       5.82%        6.16%
          4.0%         5.82%          6.13%       6.66%        7.04%
          4.5%         6.55%          6.90%       7.49%        7.92%
          5.0%         7.28%          7.67%       8.32%        8.80%
          5.5%         8.01%          8.44%       9.15%        9.68%
          6.0%         8.73%          9.20%       9.98%       10.56%
          6.5%         9.46%          9.97%      10.82%       11.44%

         TAX-EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax-equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax-equivalent yield for each tax-free Fund named below is computed by dividing that portion of such Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund's yield that is not tax exempt. The combined federal/state income tax rates take into account the deductibility of state income taxes in calculating federal tax rates. Based upon the maximum federal income tax rate of 38.6% and the combined maximum federal/state tax rates of 41.7% for Arizona, 44.3% for California, 41.4% for Colorado, 43.4% for Minnesota, 42.3% for Missouri, 42.7% for Nebraska, 44.1% for Oregon and 43.2% for Ohio, the tax equivalent yields for the Tax Free Funds named below for the 30-day period ended September 30, 2002, computed as described above, were as follows:

                                             Class A     Class C     Class Y
Arizona Tax Free Fund                         6.11%       5.42%       6.52%
California Intermediate Tax Free Fund         4.42        --          4.69
California Tax Free Fund                      6.55        5.85        7.00
Colorado Intermediate Tax Free Fund           4.27        --          4.54
Colorado Tax Free Fund                        6.19        5.53        6.62
Intermediate Tax Free Fund                    4.64        --          4.90
Minnesota Intermediate Tax Free Fund          4.66        --          4.96
Minnesota Tax Free Fund                       6.20        5.53        6.66
Missouri Tax Free Fund                        5.30        4.51        5.72
Nebraska Tax Free Fund                        6.09        5.45        6.53
Ohio Tax Free Fund                            6.30        5.46        6.69
Oregon Intermediate Tax Free Fund             4.44        --          4.70
Short Tax Free Fund                           NA          NA          NA
Tax Free Fund                                 5.44        4.82        5.85

------------------------------------
--   No yield as there was no dividend was paid in preceding 30 days.

(1) Reflects information of Firstar Missouri Tax Exempt Bond Fund which consummated a reorganization transaction with First American Missouri Tax Free Fund on September 24, 2001. Firstar Missouri Tax Exempt Bond Fund is the accounting survivor.

         CERTAIN PERFORMANCE COMPARISONS. In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper or such other database services.

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended September 30, 2002, the historical distribution rates of the Class A, Class B, Class C, Class Y and Class S Shares of the Funds were as set forth below.

---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
                                                   CLASS A          CLASS B      CLASS C       CLASS Y        CLASS S
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Balanced Fund                                       2.29             1.58         1.59          2.70           2.27
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Equity Income Fund                                  1.88             1.18         1.18          2.29           2.02
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------

---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Large Cap Growth Opportunities Fund                 0.25             0.15         0.20          0.34           0.26
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Large Cap Growth Fund                               0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Large Cap Value Fund                                1.04             0.23         0.22          1.44           1.14
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Equity Index Fund                                   1.11             0.26         0.25          1.50           1.19
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Mid Cap Index Fund                                  0.44             0.00         0.04          0.75           0.47
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Small Cap Index Fund                                0.53             0.03         0.08          0.79           0.53
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Small Cap Growth Opportunities Fund                 0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Mid Cap Growth Opportunities Fund                   0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Mid Cap Growth Fund                                 0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Mid Cap Value Fund                                  0.97             0.36         0.33          1.28           1.04
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Small Cap Select Fund                               0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Small Cap Growth Fund                               0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Small Cap Value Fund                                0.03             0.00         0.00          0.06           0.04
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Emerging Markets Fund                               0.00             0.00         0.00          0.37           0.32
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
International Fund                                  0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Health Sciences Fund                                0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Real Estate Securities Fund                         5.22             4.91         4.87          5.69           5.50
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Technology Fund                                     0.00             0.00         0.00          0.00           0.00
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Bond IMMDEX Fund                                    5.20             4.73         4.81          5.67           5.44
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Corporate Bond Fund                                 5.78             5.29         5.25          6.30           6.05
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Core Bond Fund                                      4.61             4.11         4.06          5.06           4.81
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
High Yield Bond Fund                                9.26             8.93         8.75          9.90           9.67
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Intermediate Term Bond Fund                         4.84             NA           NA            5.12           4.96
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Short Term Bond Fund                                4.14             NA           NA            4.38           4.25
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
High Income Bond Fund                               8.05             7.67         7.59          8.67           7.55
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
U.S. Government Mortgage Fund                       4.67             4.19         4.32          5.12           4.89
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Arizona Tax Free Fund                               4.06             NA           3.84          4.48           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
California Intermediate Tax Free Fund               3.79             NA           NA            4.01           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
California Tax Free Fund                            3.85             NA           3.63          4.26           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Colorado Intermediate Tax Free Fund                 4.06             NA           NA            4.30           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Colorado Tax Free Fund                              3.92             NA           3.71          4.32           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Intermediate Tax Free Fund                          3.94             NA           NA            4.18           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Minnesota Intermediate Tax Free Fund                3.88             NA           NA            4.13           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Minnesota Tax Free Fund                             3.93             NA           3.71          4.34           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Missouri Tax Free Fund                              3.63             NA           3.47          4.01           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Nebraska Tax Free Fund                              3.59             NA           3.40          3.99           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Oregon Intermediate Tax Free Fund                   3.77             NA           NA            3.99           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Tax Free Fund                                       3.87             NA           3.70          4.29           NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Ohio Tax Free Fund                                  NA               NA           NA            NA             NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Short Tax Free Fund                                 NA               NA           NA            NA             NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Intermediate Government Bond Fund                   NA               NA           NA            NA             NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------
Large Cap Select Fund                               NA               NA           NA            NA             NA
---------------------------------------------- ---------------- ------------- ------------- ------------- ----------------

NA = Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2002.

ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one or three-month period (as appropriate) ended September 30, 2002, were as set forth below.

--------------------------------------------------------------------------------------------------------------------------
                                      CLASS A         CLASS B           CLASS C       CLASS Y         CLASS S
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund*                         2.52%           1.86%             1.85%         2.94%           2.67%
--------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                     0.52            0.00              0.00          0.83            0.56
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Opportunities Fund*   0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                  0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                   1.41            0.65              0.61          1.79            1.50
--------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                      1.19            0.41              0.40          1.55            1.26
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund*                    0.51            0.00              0.00          0.83            0.54
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund*                  0.46            0.00              0.00          0.78            0.50
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Opportunities Fund*   0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Opportunities Fund*     0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                    0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                     0.76            0.00              0.00          1.09            0.81
--------------------------------------------------------------------------------------------------------------------------
Small Cap Select Fund*                 0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                  0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                   0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                  0.00            0.00              0.00          0.37            0.32
--------------------------------------------------------------------------------------------------------------------------
International Fund*                    0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                   0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund            4.75            4.81              4.78          5.10            5.03
--------------------------------------------------------------------------------------------------------------------------
Technology Fund                        0.00            0.00              0.00          0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
Bond IMMDEX Fund*                      4.88            4.34              4.40          5.35            5.10
--------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund                    5.58            5.06              5.04          6.09            5.84
--------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                         4.23            3.69              3.64          4.68            4.42
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                   8.52            8.20              8.03          9.15            8.91
--------------------------------------------------------------------------------------------------------------------------
Intermediate Term Bond Fund*           4.45            NA                NA            4.72            4.55
--------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                   3.43            NA                NA            3.66            3.52
--------------------------------------------------------------------------------------------------------------------------
High Income Bond Fund                  5.59            5.07              5.05          6.09            5.78
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage Fund*         4.35            3.82              3.97          4.80            4.56
--------------------------------------------------------------------------------------------------------------------------
Arizona Tax Free Fund                  3.95            NA                3.68          4.37            NA
--------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax Free Fund  3.71            NA                NA            3.94            NA
--------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund               3.85            NA                3.61          4.29            NA
--------------------------------------------------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund    4.02            NA                NA            4.27            NA
--------------------------------------------------------------------------------------------------------------------------
Colorado Tax Free Fund                 3.86            NA                3.63          4.27            NA
--------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Free Fund             3.85            NA                NA            4.09            NA
--------------------------------------------------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund   3.93            NA                NA            4.19            NA
--------------------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund                3.84            NA                3.60          4.28            NA
--------------------------------------------------------------------------------------------------------------------------
Missouri Tax Free Fund*                3.50            NA                3.61          3.90            NA
--------------------------------------------------------------------------------------------------------------------------
Nebraska Tax Free Fund                 3.68            NA                3.43          4.10            NA
--------------------------------------------------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund      3.59            NA                NA            3.83            NA
--------------------------------------------------------------------------------------------------------------------------
Tax Free Fund*                         3.93            NA                3.68          4.36            NA
--------------------------------------------------------------------------------------------------------------------------
Ohio Tax Free Fund                     3.42            NA                3.06          3.80            NA
--------------------------------------------------------------------------------------------------------------------------
Short Tax Free Fund                    NA              NA                NA            NA              NA
--------------------------------------------------------------------------------------------------------------------------
Intermediate Government Bond Fund      NA              NA                NA            NA              NA
--------------------------------------------------------------------------------------------------------------------------
Large Cap Select Fund                  NA              NA                NA            NA              NA
--------------------------------------------------------------------------------------------------------------------------

NA = Share class does not exist or Fund has not been offered for 12 month period ended September 30, 2002.

         TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for a Tax Free Fund is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal or combined federal/state income tax rates set forth above under "-- Tax Exempt vs. Taxable Income," the annualized current distribution rates for the month ended September 30, 2002, for each class of the Tax Free Funds were as set forth below.

                                             CLASS A     CLASS C     CLASS Y
Arizona Tax Free Fund                         6.78%       6.31%       7.50%
California Intermediate Tax Free Fund         6.66          --        7.07
California Tax Free Fund                      6.91        6.48        7.70
Colorado Intermediate Tax Free Fund           6.86          --        7.29
Colorado Tax Free Fund                        6.59        6.19        7.29
Intermediate Tax Free Fund                    6.27          --        6.66
Minnesota Intermediate Tax Free Fund          6.94          --        7.40
Minnesota Tax Free Fund                       6.78        6.36        7.56
Missouri Tax Free Fund                        6.07        6.26        6.76

Nebraska Tax Free Fund                        6.42        5.99        7.16
Ohio Tax Free Fund                            6.02        5.39        6.69
Oregon Intermediate Tax Free Fund             6.42          --        6.85
Short Tax Free Fund                             --          --          --
Tax Free Fund                                 6.40        5.99        7.10

---------------------------------
-- Fund not offered as of September 30, 2002 or share class not offered by Fund.

                                    TAXATION

         Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

         If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

         Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

         With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this Minnesota statutory provision.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

         The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

         QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse, and the investor's children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

         For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other First


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American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A shares of the Fund or any other First American fund (other than a money market fund) that your already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

         LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A shares in the Funds and other First American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

         The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

         A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AND CLASS C SHARES AT NET ASSET VALUE

         Purchases of a Fund's Class A Shares by the Advisor, any Sub-Advisor, any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks. In addition, purchases of Class A Shares for an investor's medical savings account for which U.S. Bank or an affiliate serves in a custodian capacity may be made at net asset value without a sales charge. The Advisor may pay its affiliated Broker-Dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., a commission of up to 2% of your purchase price in connection with net asset value purchases of Class A shares made pursuant to this paragraph.

         Class A shares may be purchased without a sales charge by non-retirement accounts if they total $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index funds. Note, however, your investment professional or financial institution will only receive a commission equal to the rate required by the investment. For example, if you invest in excess of $5 million as an initial investment, your investment professional or financial institution may only receive a commission equal to 0.50%. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

         Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit sharing and Pension plans, which have 200 or more eligible participants. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions


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and other industry professionals that enter into sales agreements with the
Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds (except from sales of the Index Funds) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

         If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

         Class C Shares may be purchased without a sales charge by the web-based 401(k) plan product offered by U.S. Bank.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

         A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

         Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to $50,000 per day.

         In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrators and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

         Any shareholder may redeem Fund shares by sending a written request to the Administrators, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the


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shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

         Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

         o a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

         o a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

         o a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

         o any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

         The Funds do not accept signatures guaranteed by a notary public.

         The Funds and the Administrators have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

         When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


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


         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.


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


         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.


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


         MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S
         Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

         A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         MOODY'S

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


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


                              FINANCIAL STATEMENTS

         The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended September 30, 2002 are incorporated herein by reference.






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
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Amended and Restated Articles of Incorporation, as amended through April 2, 1998 (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 33-16905, 811-05309)).

(a)(2) Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54, Filed on June 27, 2001 (File Nos. 33-16905, 811-05309)).

(a)(3) Articles Supplementary, designating new Series (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 33-16905, 811-05309)).

(a)(4) Articles Supplementary designating new Series (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 33-16905, 811-05309)).

* (a)(5) Articles Supplementary designating new Series.

* (b)    Bylaws, as amended.

(c)      Not applicable.

(d)(1) Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association, as amended and supplemented through August 1994, and assigned to U.S. Bancorp Asset Management, Inc. on May 2, 2001 (Incorporated by reference to Exhibit
         (5)(a) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

* (d)(2) Exhibit A to Investment Advisory Agreement (series and advisory fees).

(d)(3) Supplement to Advisory Agreement Relating to International Fund dated December 31, 1993 (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

(d)(4) Supplement to Advisory Agreement Relating to Emerging Markets Fund dated July 23, 1998 (Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

(d)(5) Sub-Advisory Agreement dated July 1, 2001, between U.S. Bancorp Asset Management, Inc. and Clay Finlay Inc. with respect to International Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 54, Filed on June 27, 2001 (File Nos. 33-16905, 811-05309)).

(d)(6) Sub-Advisory Agreement dated July 23, 1998, between U.S. Bank National Association, as assigned to U.S. Bancorp Asset Management, Inc. on May 2, 2001, and Marvin & Palmer Associates, Inc., with respect to Emerging Markets Fund (Incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-05309)).

(e)(1) Distribution Agreement [Class A and Class Y Shares,] between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit e(1) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

* (e)(2) Amendment No. 1 to Distribution Agreement, pursuant to USA PATRIOT Act of 2001, dated July 24, 2002.

(e)(3) Distribution and Service Agreement [Class B] between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit e(2) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

* (e)(4) Amendment No. 1 to Distribution and Service Agreement, pursuant to USA PATRIOT Act of 2001, dated July 24, 2002.

(e)(5) Distribution and Service Agreement [Class C] between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit e(3) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

* (e)(6) Amendment No. 1 to Distribution and Service Agreement, pursuant to USA PATRIOT Act of 2001, dated July 24, 2002.

(e)(7) Shareholder Service Plan and Agreement [Class S] between Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit e(4) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

(e)(8) Dealer Agreement (Incorporated by reference to Exhibit e(5) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811- 05309)).

(f)(1) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000 (Incorporated by reference to Exhibit (f) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

*(f)(2) Deferred Compensation Plan for Directors Trust Agreement, Amended Summary of Terms dated September 2002.

(g)(1) Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National Association, as supplemented through August 1994 (Incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 18 (File Nos. 33-16905, 811-05309)).

(g)(2) Supplement dated March 15, 1994, to Custodian Agreement dated September 20, 1993 (File Nos. 33-16905, 811-05309).

(g)(3) Further Supplement dated November 21, 1997, with respect to International Index Fund, and July 23, 1998, with respect to Strategic Income Fund and Emerging Markets Fund, to Custodian Agreement dated September 20, 1993 (Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-05309)).

* (g)(4) Compensation Agreement dated as of December 4, 2002, pursuant to Custodian Agreement dated September 20, 1993, as amended.

(g)(5) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 41, Filed on December 2, 1998 (File Nos. 33-16905, 811-05309)).

(g)(6) Further Supplement to Custodian Agreement dated December 8, 1999 (Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 44, Filed on January 28, 2000 (File Nos. 33-16905, 811-05309)).

* (g)(7) Amendment to Custodian Agreement dated December 4, 2002.

* (h)(1) Co-Administration Agreement by and between U.S. Bancorp Asset Management, Inc., U.S. Bancorp Fund Services, LLC, and First American Funds, as amended July 24, 2002.

(i)(1) Opinion and Consent of Dorsey & Whitney (Incorporated by reference to Exhibit (10)(a) to Post-Effective Amendment No. 15 (File Nos. 33-16905, 811-05309)).

(i)(2) Opinion and Consent of Dorsey & Whitney, LLP with respect to Strategic Income Fund, Class HH, dated July 24, 1998 (Incorporated by reference to Exhibit (10)(c) to Post-Effective Amendment No. 38, Filed on July 24, 1998 (File Nos. 33-16905, 811-05309)).

(i)(3) Opinion and Consent of Dorsey & Whitney, LLP with respect to Adjustable Rate Mortgage Securities Fund (Class CC), Tax Free Fund (Class DD), Minnesota Tax Free Fund (Class EE), Mid Cap Growth Fund (Class FF) and Emerging Markets Fund (Class GG), dated July 31, 1998 (Incorporated by reference to Exhibit 10(d) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-05309)).

(i)(4) Opinion and Consent of Dorsey & Whitney, LLP with respect to Arizona Tax Free Fund (II), California Tax Free Fund (JJ), Colorado Tax Free Fund (KK) and Corporate Bond Fund (LL) (Incorporated by reference to Exhibit (i)(5) to Post-Effective Amendment No. 44, Filed on January 28, 2000 (File Nos. 33-16905, 811-05309)).

(i)(5) Opinion and Consent of Dorsey & Whitney, LLP with respect to Nebraska Tax Free Fund and High Yield Bond Fund (Incorporated by reference to Exhibit (i)(6) to Post-Effective Amendment No. 47, Filed on January 18, 2001 (File Nos. 33-16905, 811-05309)).

(i)(6) Opinion and Consent of Dorsey & Whitney, LLP with respect to new shell funds and share classes (Incorporated by reference to Exhibit i(6) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

(i)(7) Opinion and Consent of Dorsey & Whitney, LLP with respect to Ohio Tax Free Fund (BBB) (Incorporated by reference to Exhibit i(7) to Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 33-16905, 811-05309)).

(i)(8) Opinion and Consent of Dorsey & Whitney, LLP with respect to Short Term Tax Free Fund (CCC) and Intermediate Government Bond Fund (DDD) (Incorporated by reference to Exhibit (i)(8) to Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 33-16905, 811-05309)).

* (i)(9) Opinion and Consent of Dorsey & Whitney, LLP with respect to Large Cap Select Fund (EEE).

(j)(1) Opinion and Consent of Dorsey & Whitney, dated November 25, 1991 (Incorporated by reference to Exhibit (11)(b) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

* (j)(2) Consent of Ernst & Young LLP.

(j)(3)   Consent of KPMG Peat Marwick LLP (Incorporated by reference to Exhibit
         (j)(3) to Post-Effective Amendment No. 44 on January 28, 2000 (File No. 33-16905, 811-0530).

(j)(4) Consent of PriceWaterhouseCoopers LP (Incorporated by reference to Exhibit j(4) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

(l)      Not applicable.

(k)      Not applicable.

(m)(1) Distribution Plan [Class A], Retail Class (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905, 811-05309)).

(m)(2) Distribution Plan [Class B] Contingent Deferred Sales Change Class. (Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

(m)(3) Service Plan [Class B] (Incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

(m)(4) Distribution Plan [Class C] Level-Load Class (Incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 42, Filed on February 1, 1999 (File Nos. 33-16905, 811-05309)).

(m)(5) Service Plan [Class C] (Incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 42, Filed on February 1, 1999 (File Nos. 33-16905, 811-05309)).

* (n)(1) Multiple Class Plan Pursuant to Rule 18f-3, as amended December 4,
         2002.

(o)      Reserved.

(p)(1) First American Funds Code of Ethics (Incorporated by reference to Exhibit p(1) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

(p)(2) U.S. Bancorp Asset Management, Inc. Code of Ethics (Incorporated by reference to Exhibit p(2) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

(p)(3) Marvin & Palmer Associates, Inc. Code of Ethics (Incorporated by reference to Exhibit p(3) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

(p)(4) Clay Finlay Inc. Code of Ethics (Incorporated by reference to Exhibit p(4) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

(p)(5) Quasar Distributors, LLC Code of Ethics (Incorporated by reference to Exhibit p(6) to Post-Effective Amendment No. 58, Filed on September 21, 2001 (File Nos. 33-16905, 811-05309)).

* Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 25. INDEMNIFICATION

The first four paragraphs of Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, dated November 27, 1987, are incorporated herein by reference.

On February 18, 1988 the indemnification provisions of the Maryland General Corporation Law (the "Law") were amended to permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information on the business of the Registrant's investment adviser, U.S. Bancorp Asset Management (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

         Thomas S. Schreier, Jr., Chief Executive Officer and chair of Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), First American Insurance Portfolios, Inc. ("FAIP"), and nine closed-end funds advised by USBAM, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Municipal Term Trust Inc. - III, Minnesota Municipal Term Trust Inc. - II, First American Minnesota Municipal Income Fund, Inc. and American Income Fund, Inc., collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); CEO, First American Asset Management, Minneapolis, MN (January 2001 to May 2001); CEO and President, Firstar Investment & Research Management Company ("FIRMCO"), Minneapolis, MN (March 2001 to May 2001); Senior Managing Director, Equity Research, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000).

         Mark S. Jordahl, Chief Investment Officer and director on Board of Directors, USBAM, Minneapolis, MN (July 2001 to present); Vice President, FAIF, FAF, FASF, FAIP and FACEF, Minneapolis, MN (September 2001 to present); President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to June 2001); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000).

         Kenneth L. Delecki, Chief Financial Officer and director on Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); CFO and Treasurer, First American Asset Management, Minneapolis, MN (March 2001 to May 2001); Director, Business Performance, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (September 2000 to March 2001); Independent Consultant, Edina, MN (May 1999 to September 2000).

         John J. Gibas, Senior Managing Director, Institutional Advisory Group, and director on Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Managing Director, Institutional Advisory Group, FAAM, Minneapolis, MN (September 1998 to May 2001).

         Kimberly F. Kaul, Communications Director, USBAM, Minneapolis, MN (May 2001 to present); Communications Director, FAAM, Minneapolis, MN (September 1998 to May 2001).

         Robert H. Nelson, Chief Operating Officer and director on Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Senior Vice President, FAAM, Minneapolis, MN (September 1998 to May 2001); Treasurer, FAF, FAIF, FASF, FAIP, and FACEF, Minneapolis, MN (March 2000 to present).

         Tony Rodriguez, Senior Managing Director, Head of Fixed Income, USBAM, Minneapolis, MN (August 2002 to present); Director and Head of Corporate Bonds, Credit Suisse Asset Management, New York, NY (1999 to August 2002).

         Jon M. Stevens, Senior Managing Director, Private Asset Management, USBAM, Minneapolis, MN (January 2002 to present); Senior Managing Director, Private Asset Management, U.S. Bank, Minneapolis, MN (July 2001 to January
2002); Managing Director, private asset management, Minneapolis, MN (September 1998 to July 2001).

         David A. Chalupnik, Senior Managing Director, Head of Equities, USBAM, Minneapolis, MN (November 2002 to present); Chief Investment Officer, Duff & Phelps, Chicago, IL (late 2000 to fall 2002).

         Gary J. Maki, Human Resources Manager, USBAM, Minneapolis, MN (2000 to present).

         Wendy L. Schoppert, Managing Director, Product, Marketing and Corporate Development, USBAM, Minneapolis, MN (summer 2002 to present); Vice President, The Leisure Company at American West Holdings Corporation, Vice President, American West Vacations, Senior Director of Reservationa, and Senior Director of Investor Relations, Phoenix, AZ (through 2002).

ITEM 27. PRINCIPAL UNDERWRITERS:

a) State the name of the investment company (other than the Fund) for which each principal underwriter currently distributing the Fund's securities also acts as a principal underwriter, depositor, or investment adviser.

Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for Cullen Funds Trust, Country Mutual Funds Trust, The Hennessy Mutual Funds, Inc., The Hennessy Funds, Inc., Kit Cole Investment Trust, Everest Funds , Brandywine Advisors Fund, Light Revolution Fund, Inc., The Jensen Portfolio, First American Insurance Portfolios, Inc., The Lindner Funds, AHA Investment Funds, Wexford Trust, The Muhlenkamp Fund, Mutuals.com, The Generation Wave Funds, VICE Fund, First American Funds, Inc., First American Strategy Funds, Inc., Zodiac Trust, Conning Money Market Portfolio, CCMA Select Investment Trust, CCM ADVISORS FUNDS, Glenmede Fund, Inc., DAL Investment Company, Fort Pitt Capital Funds, MW Capital Management Funds, Quintara Funds, Jacob Internet Fund, The Teberg Fund, Alpine Series Trust, Alpine Equity Trust, LKCM Funds, Monetta Fund, Inc., Monetta Trust, Kenwood Funds, Thompson Plumb Funds, Inc., Alpha Analytics Investment Trust, Alternative Investment Advisors, Alpha Strategies 1 Fund, Blue & White Fund (Blue and White Investment Management, LLC), Al Frank Fund (PART OF AST MST), Dow Jones Islamic Index, Optimum Q Funds (MDT Advisers, Inc.), Matrix Asset Advisor Value Fund, Inc. Brazos Mutual Funds, Prudent Bear Mutual Funds, Hollencrest (AST), Advisor Series Trust, Brandes Investment Trust, Brandes Institutional International Equity Fund, Builders Fixed Income Fund, Inc., Dessauer Fund Group, The Dessauer Global Equity Fund, Investec Funds, PIC Investment Trust Funds [Provident Investment Counsel], Professionally Managed Portfolios (PMP), Purisma Funds, Rainier Funds, TT International, SEIX Funds, Inc. TIFF Investment Program, Inc., FFTW Funds, Inc., Harding Loevner Funds, Inc.

b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item
20. Unless otherwise noted, the business address for each Quasar Distributors, LLC Board Member or Officer is 615 East Michigan Street, Milwaukee, WI 53202.

       Name            Position and Offices with    Position and Offices with
                              Underwriter                  Registrant
-----------------------------------------------------------------------------
James Schoenike        President, Board Member                None
Donna Berth            Treasurer                              None
Suzanne Riley          Secretary                              None
Joe Redwine            Board Member                           None
Bob Kern               Board Member                           None
Eric Falkeis           Board Member                           None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 33-16905 and 811-05309 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 28th day of January 2003.

                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                                 By: /s/ Thomas S. Schreier, Jr.
                                                     ---------------------------
                                                     Thomas S. Schreier, Jr.
                                                     President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

         SIGNATURE                                TITLE                     DATE
         ---------                                -----                     ----

  /s/ Thomas S. Schreier, Jr.          President                             **
-------------------------------
    Thomas S. Schreier, Jr.

   /s/ Robert H. Nelson                Treasurer (principal financial/       **
-------------------------------        accounting officer)
    Robert H. Nelson

             *                         Director                              **
-------------------------------
      John M. Murphy, Jr.

             *                         Director                              **
-------------------------------
     Leonard W. Kedrowski

             *                         Director                              **
-------------------------------
       Richard K. Riederer

             *                         Director                              **
-------------------------------
      Joseph D. Strauss

             *                         Director                              **
-------------------------------
    Virginia L. Stringer

             *                         Director                              **
-------------------------------
       Roger A. Gibson

         *                             Director                              **
-------------------------------
    James M. Wade

* By: /s/ Christopher O. Petersen
      ---------------------------
     Christopher O. Petersen
      Attorney-in-Fact

** January 28, 2003


                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Robert H. Nelson, Jeffery M. Wilson, James D. Alt, and Christopher O. Petersen and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign Registration Statements on Form N-1A of First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, with full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


         SIGNATURE                         TITLE                     DATE

  /s/ John M. Murphy, Jr.                 Director            September 18, 2002
----------------------------
    John M. Murphy, Jr.

    /s/ Roger A. Gibson                   Director            September 18, 2002
----------------------------
      Roger A. Gibson

  /s/ Andrew M. Hunter III                Director            September 18, 2002
----------------------------
    Andrew M. Hunter III

  /s/ Leonard W. Kedrowski                Director            September 18, 2002
----------------------------
    Leonard W. Kedrowski

  /s/ Richard K. Riederer                 Director            September 18, 2002
----------------------------
    Richard K. Riederer

   /s/ Joseph D. Strauss                  Director            September 18, 2002
----------------------------
     Joseph D. Strauss

  /s/ Virginia L. Stringer                 Chair              September 18, 2002
----------------------------
    Virginia L. Stringer

     /s/ James M. Wade                    Director            September 18, 2002
----------------------------
       James M. Wade